UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report September 30, 2022

Class	Class	Class	Class
I	N	A	R	6
Shares	Shares	Shares	Shares
DoubleLine Total Return Bond Fund	DBLTX	DLTNX	–	DDTRX
DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	–	DDCFX
DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–	–
DoubleLine Multi-Asset Growth Fund	DMLIX	DMLNX	DMLAX	–
DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	–	DDLDX
DoubleLine Floating Rate Fund	DBFRX	DLFRX	–	–
DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	–	DDCPX
DoubleLine Flexible Income Fund	DFLEX	DLINX	–	DFFLX
DoubleLine Low Duration Emerging Markets Fixed Income Fund	DBLLX	DELNX	–	–
DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–	–
DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–	–
DoubleLine Global Bond Fund	DBLGX	DLGBX	–	–
DoubleLine Infrastructure Income Fund	BILDX	BILTX	–	–
DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–	–
DoubleLine Real Estate and Income Fund	DBRIX	DLREX	–	–
DoubleLine Emerging Markets Local Currency Bond Fund	DBELX	DLELX	–	–
DoubleLine Income Fund	DBLIX	DBLNX	–	–
DoubleLine Multi-Asset Trend Fund	DBMOX	DLMOX	–	–

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	|	September 30, 2022	3

President’s Letter	(Unaudited) September 30, 2022

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Semi-Annual Report for the six-month period ended September 30, 2022. On the following pages, you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doubleline.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2022

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) September 30, 2022

•    U.S. Government Securities

For the six-month period ended September 30, 2022, trends continued from the previous six months—upside inflation surprises, higher U.S. Treasury yields, a flatter Treasury yield curve, and an increasingly hawkish and aggressive Federal Reserve (the “Fed”). In the just-concluded six-month period, Fed rhetoric shifted to concern that ongoing outsize wage gains could lead to a wage-price spiral and that expectations of higher future inflation could become embedded in consumer behavior. Fed communication emphasized front-loading federal funds rate hikes and pushed back against market expectations of rate cuts in 2023. The dot plot unveiled at the September Federal Open Market Committee meeting showed a federal funds rate for 2023 of 4.6%—almost 100 basis points (bps) higher than June’s dot plot and above the consensus market view. The Fed hiked the federal funds rate 275 bps to a 3.00%-3.25% range by the end of the period. The two-year yield rose almost 200 bps over the six-month period to 4.28%. The 10-year yield rose 150 bps to 3.83%. Breakeven inflation rates for short- and intermediate-maturity Treasury Inflation-Protected Securities (TIPS) fell sharply through the period. The two-year TIPS breakeven inflation rate fell from a peak of 4.93% in late March to just 1.98% on September 30. The sharp rise in yields—most notably in August and September—resulted in a six-month return of negative 7.96% for the Bloomberg US Treasury Index.

•     Agency Residential Mortgage-Backed Securities and Agency Commercial Mortgage-Backed Securities

For the six-month period ended September 30, 2022, Agency residential mortgage-backed securities (Agency RMBS) and Agency commercial mortgage-backed securities (Agency CMBS) posted negative returns, as measured by the Bloomberg US Mortgage-Backed Securities (MBS) Index return of negative 9.14%. The MBS index outperformed the Bloomberg US Corporate Bond Index but underperformed the Bloomberg US Government Bond Index. Yields increased across the U.S. Treasury curve during the period. The 30-year benchmark rate rose 203 basis points over the six-month period to end at 6.70%, its highest level since July 2007, according to the Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index. In response to rising mortgage rates, refinance activity subsided and conditional prepayment rate speeds slowed. Gross issuance for Agency RMBS during the six-month period totaled roughly $821.2 billion; gross issuance for Agency CMBS totaled roughly $80.3 billion.

•    Non-Agency Residential Mortgage-Backed Securities

For the six-month period ended September 30, 2022, non-Agency residential mortgage-backed securities (RMBS) posted negative returns, driven by rising U.S. Treasury yields and widening credit spreads. Home price appreciation turned negative for the first time since March 2012 as home prices fell 0.75% month-over-month (MoM) in July, the most recent month for which data was reported by the S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index, while still appreciating 16.06% year-over-year. Existing-home sales fell 0.4% MoM in August, the most recent month for which data was available from the National Association of Realtors Existing-Home Sales Report, the seventh consecutive such decline. The 30-year benchmark rate rose 203 basis points over the six-month period to end at 6.70%, its highest level since July 2007, according to the Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index. The period marked $57.7 billion in gross issuance, half the volume of the prior six months, according to BofA Global Research. Issuance activity in the past six months was concentrated in non-qualified mortgages and credit risk transfer deals.

•     Non-Agency Commercial Mortgage-Backed Securities

For the six-month period ended September 30, 2022, non-Agency commercial mortgage-backed securities posted negative returns, as measured by the Bloomberg US CMBS (ERISA Only) Total Return Index return of negative 6.59%. For comparison the broader Bloomberg US Aggregate Bond Index returned negative 9.22%. Spreads of non-Agency CMBS moved wider. After a brief reprieve in late summer, AAA last cash flows (LCFs) widened 47 basis points (bps), and bonds rated BBB- widened 200 bps. While the first quarter of 2022 marked strong volume, issuance began to slow meaningfully in June in the face of macroeconomic volatility and geopolitical risks. Issuance in the second and third quarters fell 40.5% versus the same six-month period in 2021. During the six-month period in 2022, the 30-day-plus delinquency rate for commercial real estate loans peaked at 3.51%, as measured by financial data firm Trepp, but the 30-day-plus delinquency rate trended down to 2.92% at the end of September. The RCA Commercial Property Price Index increased 3.2% for the six-month period ended August 31, the most recent month for which data was available, compared to 8.2% over the previous six-month period.

•     Asset-Backed Securities

For the six-month period ended September 30, 2022, asset-backed securities (ABS) experienced negative returns but still outperformed most U.S. fixed income sectors. The Bloomberg US ABS Index declined 2.25%, and the ICE BofA U.S. Fixed-Rate

Semi-Annual Report	|	September 30, 2022	5

Financial Markets Highlights (Cont.)

Miscellaneous ABS Index, which contains less liquid products with longer durations, declined 4.48%. These performances compared to the longer-duration Bloomberg US Aggregate Bond Index return of negative 9.22%. The main story in the markets over this period was the aggressive policy rate hikes by the Federal Reserve. Rate hikes negatively impacted ABS through duration effects and wider credit spreads. The top-performing ABS sectors were cash-like products rated AAA, such as floating-rate credit card ABS. The worst-performing sectors were transportation assets with longer duration and lower credit ratings, which suffered from interest rate duration and spread duration impacts.

•    U.S. Investment Grade Credit

For the six-month period ended September 30, 2022, U.S. investment grade (IG) corporate credit option-adjusted spreads, as measured by the Bloomberg US Credit Index, widened 39 basis points (bps) to 147 bps. The index’s return was negative 11.5%, with higher U.S. Treasury rates driving about 80% of the negative performance. In this rising rate environment, higher quality and lower duration outperformed lower quality and higher duration. Bonds rated AAA returned negative 6.5% while bonds rated BBB returned negative 12.4%. Long-duration credits returned negative 20.0% while the one-to-three-year credits returned negative 2.2%. Gross new issuance, as measured by Bloomberg, was $669.6 billion compared to $831.1 billion during the same six-month period in 2021, as market volatility slowed new-issue activity.

•    Collateralized Loan Obligations

For the six-month period ended September 30, 2022, collateralized loan obligation (CLO) market-based metrics worsened on the heels of the Morningstar LSTA US Leveraged Loan PR USD, which fell 5.82% over the six-month period. May and September marked the fourth and fifth worst months for the index since the end of the Global Financial Crisis, as investors weighed the implications of rising interest rates, inflation, supply-chain disruptions and labor shortages on loan borrowers. CLO fundamentals showed signs of weakness, as rating actions skewed negative and new bankruptcy filings drove the last-12-month U.S. leveraged loan default rate by principal amount 71 basis points higher to 0.90%. Spreads across the capital structure widened amid heightened volatility, and the J.P. Morgan CLO Total Return Index returned negative 2.47%. The CLO market priced 164 transactions totaling $74.7 billion in new issuance, down 8% and 15%, respectively from the previous six-month period. Refinancing and reset activity declined 96% from the previous period, with only $3 billion in deals pricing amid an environment of wider spreads. In the secondary market, the monthly supply of CLO bids wanted in competition and trading volume rose, supported by a quieter primary backdrop.

•    Bank Loans

For the six-month period ended September 30, 2022, the Morningstar LSTA US Leveraged Loan TR USD returned negative 3.15%. Given the volatile market backdrop, bank loans exhibited a flight to quality, with loans rated BB returning negative 0.73%, outperforming loans rated B (-3.79%) and loans rated CCC (-9.28%). The weighted average bid price of the index ended the period at $91.92, down from $97.60 in March. The top-performing sectors were utilities (+1.57%), energy (+1.14%) and real estate (+0.73%). The worst performers were consumer durables and apparel (-6.52%), healthcare equipment and services (-5.95%), and software and services (-4.99%). The trailing 12-month default rate remained at a low level but rose to 0.90% in September from 0.19% in March.

•     U.S. High Yield Credit

For the six-month period ended September 30, 2022, the Bloomberg US Corporate High Yield Index returned negative 10.41%. Intermediate-duration bonds returned negative 10.14%, outperforming long-duration bonds, which returned negative 16.65%. Lower-rated bonds were the worst performers, as bonds rated CCC returned negative 13.35%, bonds rated B returned negative 11.35%, and bonds rated BB returned negative 9.08%. Notable outperformers by industry were refining, railroads and aerospace/defense. Notable laggards were pharmaceuticals, retailers and natural gas utilities.

•     Commodities

For the six-month period ended September 30, 2022, every sector of the broad commodity market declined, with the S&P GSCI down 9.37% and the Bloomberg Commodity Index down 10.39%. The best-performing sector was energy (-5.67%); WTI crude and Brent crude fell 13.93% and 9.98%, respectively, but natural gas rose 18.42%. Agriculture dropped 7.61%, with the best performer, coffee, dipping 0.40% while the worst performer, cotton, sold off 25.73%. Industrial metals was the hardest hit sector, declining 31.56% as aluminum (-38.95%) and nickel (-34.78%) plunged. Precious metals depreciated 16.69%, with gold (-15.72%) and silver (-25.36%) down.

6	DoubleLine Funds Trust

(Unaudited) September 30, 2022

•    Emerging Markets Fixed Income

For the six-month period ended September 30, 2022, the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD), which tracks sovereign debt, returned negative 15.48%. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD), which tracks corporate debt, returned negative 8.11%. Spreads widened 159 basis points (bps) for the EMBI GD and 73 bps for the CEMBI BD. Hawkish central policy, high inflation, geopolitical uncertainty and elevated rate volatility continued to weigh on investor sentiment over the period. U.S. Treasury yields rose sharply amid hawkish rhetoric and policy moves from the Federal Reserve to combat high inflation. Returns across all regions were negative for the EMBI GD and CEMBI BD. The Middle East had the least negative return in the EMBI GD, and Europe had the least negative return in the CEMBI BD. Africa was the worst-performing region in the EMBI GD while Latin America was the worst performer in the CEMBI BD. Emerging markets (EM) investment grade (IG) credits outperformed their EM high yield (HY) counterparts in both indexes. While EM HY benefited from lower duration relative to EM IG, EM HY experienced much larger spread widening than EM IG.

•     International Sovereign

For the six-month period ended Sept. 30, 2022, the FTSE World Government Bond Index (FTSE WGBI) posted negative performance of 15.84%, driven by rising global government bond yields and foreign currency depreciation versus the U.S. dollar. The surge in U.S. rates and the dollar was fueled by an increasingly hawkish Federal Reserve, which maintained an aggressive pace of monetary tightening over the period in the face of rising inflation. Other global central banks shifted hawkish over the period, including the European Central Bank, which stepped up its pace of rate hikes. However, most central banks lagged the Fed, leading to widening interest-rate differentials between U.S. Treasuries and global government bonds, and driving the dollar higher against most currencies. The euro was pushed below parity with the dollar and was weighed down by a deepening energy crisis in the eurozone. The Bank of Japan intervened to prop up the yen, which fell to multidecade lows against the dollar as policymakers maintained ultraloose monetary policy settings. Meanwhile, the British pound plunged to an all-time low against the dollar after the government’s bigger-than-expected fiscal stimulus plans triggered a sell-off in gilts and the pound, prompting the Bank of England to intervene. European bond exposure was the biggest regional detractor from the FTSE WGBI’s performance over the six-month period. The U.S. and Japan were the largest single-country detractors from performance over the period.

•    Infrastructure Debt

For the six-month period ended September 30, 2022, infrastructure debt outperformed the Bloomberg US Aggregate Bond Index return of negative 9.22% and Bloomberg US Corporate Bond Index return of negative 11.95%. Infrastructure assets still experienced mid-single-digit declines, however, as high inflation and an aggressive rate-hiking schedule by the Federal Reserve sent five- and seven-year U.S. Treasury rates up 105 basis points (bps) and 91 bps, respectively. The top-performing infrastructure sectors were securitized debt transactions backed by data centers and loans for renewable energy home improvement. These assets experienced negative returns but their high interest income helped offset some of the duration impacts over the period. The worst-performing sector was aviation debt, which was hampered by the global pandemic and the Russia-Ukraine war.

•    U.S. Equities

For the six-month period ended September 30, 2022, large-capitalization U.S. equities entered a bear market, with the S&P 500 Index declining 20.20%. The Nasdaq Composite Index (-25.32%) underperformed the S&P 500 while the Dow Jones Industrial Average (-16.28%) outperformed. Market headwinds were felt across the equities market during the period. Value stocks returned negative 17.14%, as measured by the Russell 1000 Value Index. Growth stocks returned negative 23.77%, as measured by the Russell 1000 Growth Index, and small-cap stocks returned negative 19.1%, as measured by the Russell 2000 Index. The best-performing sectors were energy (-3.70%), consumer staples (-10.70%) and utilities (-10.77%), according to the Consumer Discretionary Select Sector Total Return Index. The worst performers were communication services (-30.04%), technology (-24.78%) and real estate (-24.67%).

•     Global Equities

For the six-month period ended September 30, 2022, global equities declined 21.20%, as measured by the Morgan Stanley Capital International All Country World Index. U.S. equities declined, with the S&P 500 Index down 20.21% and Nasdaq Composite Index down 25.21%. European equities relatively outperformed the global and U.S. markets, with the Euro Stoxx 50 Index falling only 12.67%. Japanese equities declined 5.91%, as measured by the Nikkei 225 Index, while Chinese equities declined 4.63%, as measured by the Shanghai Stock Exchange Composite Index. Emerging markets equities tumbled 20.21%, as measured by the Morgan Stanley Capital International Emerging Markets Index.

Semi-Annual Report	|	September 30, 2022	7

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2022

DoubleLine Total Return Bond Fund

For the six-month period ended September 30, 2022, the DoubleLine Total Return Bond Fund outperformed the benchmark Bloomberg US Aggregate Bond Index return of negative 9.22%. The biggest contributors to Fund performance were the Fund’s overweight to securitized credit and underweight to duration relative to the index. For the most part, the Fund’s mix of securitized credit, which included non-Agency residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations, outperformed investment grade corporate bonds within the index. The Fund’s underweight to duration relative to the index contributed to Fund performance in a period in which U.S. Treasury rates rose significantly. The Fund’s average duration at period end was 5.0 years versus the index’s 6.3 years.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-8.02%

N Share	-8.13%

R6 Share*	-8.09%

Bloomberg US Aggregate Bond Index**	-9.22%

*

The inception date of the Class I shares of DoubleLine Total Return Bond Fund (DBLTX) was 4/6/2010, while the inception date of the R6 Class (DDTRX) was 7/31/2019. The returns of DDTRX shown for periods prior to its inception date reflect the returns of DBLTX.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the six-month period ended September 30, 2022, the DoubleLine Core Fixed Income Fund underperformed the benchmark Bloomberg US Aggregate Bond Index return of negative 9.22%. All sectors within the Fund delivered negative returns during a period of rising U.S. Treasury yields and credit spread widening as elevated inflation, tightening monetary policy and concerns around economic growth weighed on investor sentiment. Government securities, investment grade corporates and Agency mortgage-backed securities were the biggest detractors from Fund performance while asset-backed securities, bank loans and global sovereign bonds were the biggest contributors. The Fund increased its allocation to government debt while decreasing allocation to credit-sensitive sectors in the period.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-9.35%

N Share	-9.47%

R6 Share*	-9.34%

Bloomberg US Aggregate Bond Index**	-9.22%

*

The inception date of the Class I shares of DoubleLine Core Fixed Income Fund (DBLFX) was 6/1/2010, while the inception date of the R6 Class (DDCFX) was 7/31/2019. The returns of DDCFX shown for periods prior to its inception date reflect the returns of DBLFX.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the six-month period ended September 30, 2022, the DoubleLine Emerging Markets Fixed Income Fund underperformed the benchmark J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD) return of negative 15.48%. The weak EMBI GD performance was driven by the swift rise in U.S. Treasury yields and widening credit spreads against a macroeconomic backdrop of high inflation, slowing growth and restrictive policy from global central banks, combined with concerns over the ongoing Russia-Ukraine war. The Fund benefited from its overweight to investment grade (IG) credits and corporate credits. Over the period, IG credits outperformed their high yield (HY) counterparts, as investors generally migrated to higher-quality credits and HY spreads widened significantly. Longer-duration assets underperformed shorter-duration assets during this period of significantly higher rates. As a result, emerging markets (EM)

8	DoubleLine Funds Trust

(Unaudited) September 30, 2022

corporates broadly outperformed EM sovereigns. The Fund’s overweight to Mexico, and underweight to China and the Middle East detracted from performance.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-15.54%

N Share	-15.74%

J.P. Morgan Emerging Markets Bond Index Global Diversified*	-15.48%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Growth Fund

For the six-month period ended September 30, 2022, the DoubleLine Multi-Asset Growth Fund underperformed its blended benchmark return of negative 15.96%. The Fund’s U.S. equity allocation, which utilized derivatives, detracted slightly from relative performance, driven by the Fund’s overweight to equities relative to the benchmark. The Fund’s fixed income allocation also detracted from performance, as positions in mortgage real estate investment trusts underperformed the benchmark. The Fund’s positions in real assets, driven by a systematic long-short commodity strategy implemented through swaps and the KraneShares Global Carbon Strategy ETF, detracted from performance as well.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-19.81%

A Share*

Without Load	-19.91%

With Load	-23.33%

S&P 500 Index**	-20.20%

Blended Benchmark USD Unhedged**,***	-18.69%

Blended Benchmark USD Hedged**,***	-15.96%

*

Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

**	Reflects no deduction for fees, expenses, or taxes.

***

The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%) hedged to USD.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the six-month period ended September 30, 2022, I Shares of the DoubleLine Low Duration Bond Fund posted negative performance but outperformed the benchmark ICE BofA 1-3 Year U.S. Treasury Index return of negative 2.06%. Despite all sectors within the Fund delivering negative returns, the Fund’s overweight relative to the index in nontraditional credit sectors contributed to relative performance. These sectors mostly outperformed U.S. Treasury bonds within the index during a period of rising U.S. Treasury yields and credit spread widening as elevated inflation, tightening monetary policy and concerns around economic growth weighed on investor sentiment. Bank loans and collateralized loan obligations were among the biggest contributors to Fund performance. Emerging markets debt and Agency

Semi-Annual Report	|	September 30, 2022	9

Management Discussion of Fund Performance (Cont.)

mortgage-backed securities were the biggest detractors. The Fund increased its allocation to government securities while decreasing credit-sensitive sectors during the period.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-1.96%

N Share	-2.18%

R6 Share*	-1.94%

ICE BofA 1-3 Year U.S. Treasury Index**,***	-2.06%

Bloomberg US Aggregate 1-3 Year Bond Index**	-2.13%

*

The inception date of the Class I shares of DoubleLine Low Duration Bond Fund (DBLSX) was 9/30/2011, while the inception date of the R6 Class (DDLDX) was 7/31/2019. The returns of DDLDX shown for periods prior to its inception date reflect the returns of DBLSX.

**	Reflects no deduction for fees, expenses, or taxes.

***Beginning	in July 2022, transaction costs were incorporated into the calculation of total return for ICE fixed income indices.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the six-month period ended September 30, 2022, the DoubleLine Floating Rate Fund underperformed the benchmark Morningstar LSTA US Leveraged Loan TR USD return of negative 3.15%. The Fund was overweight relative to the index in loans rated B, which detracted from performance in the period given that this ratings cohort underperformed the broader market. High exposure to loans rated B- also detracted from performance, as lower-quality borrowers fell out of favor. There was notable weakness in the Fund’s exposure to housing-related companies that were vulnerable to rising interest rates, small software companies that suffered from sector valuation compression, retailers exposed to high freight and inflationary inputs and healthcare companies experiencing elevated labor costs. The Fund was also underweight relative to the index in loans rated BB, which was the best-performing ratings category in the period. The Fund’s small exposure to high yield bonds and collateralized loan obligation liabilities detracted from performance. On the flip side, the fund’s underweight relative to the index in loans rated CCC and second-lien loans contributed to performance.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share*	-4.09%

N Share*	-4.21%

Morningstar LSTA US Leveraged Loan TR USD**	-3.15%

*

The Floating Rate Fund imposes a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the six-month period ended September 30, 2022, DoubleLine Shiller Enhanced CAPE® underperformed the benchmark S&P 500 Index return of negative 20.20%. During the period, the Shiller Barclays CAPE® U.S. Sector Total Return USD Index, to which the Fund gained exposure through the use of swap contracts, was allocated to five sectors: consumer discretionary, consumer staples, financials, technology and real estate. The Fund’s exposure to the Shiller Barclays CAPE® index outperformed the benchmark return. Among the fixed income

10	DoubleLine Funds Trust

(Unaudited) September 30, 2022

portfolio, which decreased in value during the period, the biggest contributor to performance was collateralized loan obligations. The biggest detractor was Agency mortgage-backed securities.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-22.69%

N Share	-22.81%

R6 Share*	-22.72%

S&P 500 Index**	-20.20%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index**	-19.51%

*

The inception date of the Class I shares of DoubleLine Shiller Enhanced CAPE® (DSEEX) was 10/31/2013, while the inception date of the R6 Class (DDCPX) was 7/31/2019. The returns of DDCPX shown for periods prior to its inception date reflect the returns of DSEEX.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

For the six-month period ended September 30, 2022, the DoubleLine Flexible Income Fund underperformed the benchmark ICE BofA 1-3 Year Eurodollar Index return of negative 2.28%. All sectors within the Fund, outside of government securities, delivered negative returns during a period of rising U.S. Treasury yields and credit spread widening as elevated inflation, tightening monetary policy and concerns around economic growth weighed on investor sentiment. Government securities, commercial mortgage-backed securities and bank loans were the biggest contributors to Fund performance. Emerging markets debt, U.S. high yield corporate debt and Agency mortgage-backed securities were the biggest detractors. The Fund increased its allocation to government securities while decreasing credit-sensitive sectors during the period.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-6.61%

N Share	-6.75%

R6 Share*	-6.59%

ICE BofA 1-3 Year Eurodollar Index**,***	-2.28%

ICE BofA SOFR Overnight Rate Index**	0.71%

*

The inception date of the Class I shares of DoubleLine Flexible Income Fund (DFLEX) was 4/7/2014, while the inception date of the R6 Class (DFFLX) was 7/31/2019. The returns of DFFLX shown for periods prior to its inception date reflect the returns of DFLEX.

**	Reflects no deduction for fees, expenses, or taxes.

***Beginning	in July 2022, transaction costs were incorporated into the calculation of total return for ICE fixed income indices.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the six-month period ended September 30, 2022, the DoubleLine Low Duration Emerging Markets Fixed Income Fund underperformed the benchmark J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year return of negative 2.59%. The Fund was significantly overweight relative to the index to Latin America, the worst-performing region in the index, and maintained significant exposure to sovereign and quasi-sovereign debt in a period when corporate debt significantly outperformed sovereign and quasi-sovereign debt. However, the Fund’s overweight to investment grade credits relative to the index contributed to performance.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-4.75%

N Share	-4.97%

J.P. Morgan CEMBI BD 1-3 Year*	-2.59%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	|	September 30, 2022	11

Management Discussion of Fund Performance (Cont.)

DoubleLine Long Duration Total Return Bond Fund

For the six-month period ended September 30, 2022, the DoubleLine Long Duration Total Return Bond Fund posted negative performance but outperformed the benchmark Bloomberg US Long Government/Credit Index return of negative 20.20%. The largest contributor to Fund performance was its lack of exposure to corporate bonds, as the Fund’s overweight relative to the index in long-duration Agency mortgage-backed securities outperformed long-duration corporate bonds in the index. The Fund’s duration positioning relative to the index also contributed, as the Fund’s average duration was 14.5 years versus the index’s 14.9 years during a period in which the 10-year U.S. Treasury yield rose 149 basis points (bps), and 30-year Treasury yield rose 133 bps.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-20.03%

N Share	-20.11%

Bloomberg US Long Government/Credit Index*	-20.20%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the six-month period ended September 30, 2022, the DoubleLine Strategic Commodity Fund underperformed the Bloomberg Commodity Index return of negative 9.54%. During the period, the Fund’s commodity exposure was allocated to the Morgan Stanley Backwardation Focused Multi-Commodity Index (beta exposure), which the Fund gained exposure to through the use of swap contracts, and the DoubleLine Commodity Long-Short Strategy (DCLSS) (alpha exposure), a systematic long-short commodity strategy implemented through swap contracts. The Fund’s exposures to the Morgan Stanley index and DCLSS declined in value during the period. The Fund’s use of derivative instruments to gain exposure to commodities facilitated investment of the Fund’s remaining assets in U.S. Treasuries, which declined in value.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-15.53%

N Share	-15.54%

Bloomberg Commodity Index Total Return*	-9.54%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Global Bond Fund

For the six-month period ended September 30, 2022, the DoubleLine Global Bond Fund posted negative performance but outperformed the benchmark FTSE World Government Bond Index return of negative 15.84%. The index’s negative performance was driven by rising global bond yields and foreign exchange market depreciation against the U.S. dollar, as measured by the U.S. Dollar Index, which strengthened more than 14% over the period. The dollar strengthened against its G-10 peers as the Federal Reserve delivered an aggressive pace of monetary tightening against a deteriorating global economic backdrop amid the ongoing Russia-Ukraine war. The Fund continued to utilize currency-forward contracts to hedge currency risk. Relative to the index, the Fund’s consistently shorter duration; underweight to developed Europe, particularly Italy and the U.K.; and high cash balance contributed to the Fund’s performance. The Fund’s overweight relative to the index to Portugal, South Africa, Australia and New Zealand detracted.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-14.47%

N Share	-14.63%

FTSE World Government Bond Index*	-15.84%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

12	DoubleLine Funds Trust

(Unaudited) September 30, 2022

DoubleLine Infrastructure Income Fund

For the six-month period ended September 30, 2022, the DoubleLine Infrastructure Income Fund posted negative performance but outperformed the benchmark Bloomberg US Aggregate Bond Index return of negative 9.22%. It was a volatile period in the markets as the Federal Reserve hiked its policy rate 275 basis points in an effort to combat inflation. The Fund’s performance was driven by its lower duration versus the index and usage of credit investments with high levels of interest income. The biggest contributor to Fund performance by sector was securitized infrastructure debt with shorter cash-flow profiles such as container and data center asset-backed securities. The biggest detractors were corporate bonds issued by utility and industrial companies due to their relatively longer durations.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-7.96%

N Share	-8.08%

Bloomberg US Aggregate Bond Index*	-9.22%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced International CAPE®

For the six-month period ended September 30, 2022, DoubleLine Shiller Enhanced International CAPE® underperformed the broad European equity market as measured by the benchmark Morgan Stanley Capital International Europe Net Total Return USD Index return of negative 23.17%. During the period, the Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index, to which the Fund gained exposure through the use of swap contracts, was allocated to seven sectors: consumer discretionary, consumer staples, financials, healthcare, industrials, materials and communication services. Among the fixed income portfolio, which decreased in value during the period, the biggest contributor to performance was asset-backed securities. The biggest detractor was U.S. government securities.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-24.73%

N Share	-24.83%

MSCI Europe Net Total Return USD Index*	-23.17%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Real Estate and Income Fund

In the six-month period ended September 30, 2022, the DoubleLine Real Estate and Income Fund posted negative performance but outperformed the benchmark Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index return of negative 26.60%. Exposure to the REIT sector of the U.S. equity market was obtained through the use of swap contracts to the DigitalBridge Fundamental US Real Estate Index, which declined 22.67%. Within the fixed income portfolio, which decreased in value during the period, the biggest contributor to performance was commercial mortgage-backed securities. The biggest detractor was U.S. government securities.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-25.46%

N Share	-25.63%

Dow Jones U.S. Select REIT Total Return Index*	-26.60%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	|	September 30, 2022	13

Management Discussion of Fund Performance (Cont.)

DoubleLine Emerging Markets Local Currency Bond Fund

For the six-month period ended September 30, 2022, the DoubleLine Emerging Markets Local Currency Bond Fund posted negative performance but outperformed the benchmark J.P. Morgan Government Bond Index Emerging Markets Global Diversified return of negative 12.95%. The index’s negative performance was driven primarily by foreign exchange market depreciation against the U.S. dollar. The dollar strengthened significantly over the period as the Federal Reserve delivered an aggressive pace of monetary tightening against a deteriorating global economic backdrop amid the ongoing Russia-Ukraine war. The Fund’s underweight relative to the index to Central and Eastern Europe and Thailand contributed to performance. The Fund’s shorter duration relative to the index also contributed. The Fund’s overweight relative to the index to the Philippines detracted from performance.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-12.11%

N Share	-12.12%

J.P. Morgan GBI-EM GD*	-12.95%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Income Fund

For the six-month period ended September 30, 2022, the DoubleLine Income Fund posted negative performance but outperformed the benchmark Bloomberg US Aggregate Bond Index return of negative 9.22%. It was a volatile period in the markets as the Federal Reserve hiked its policy rate to combat inflation. The Fund’s performance was driven by its lower duration relative to the index and usage of credit investments with high levels of interest income. The biggest contributor to Fund performance by sector was non-Agency commercial mortgage-backed securities, which experienced only slight price declines as underlying properties continued to recover from the pandemic. The biggest detractors were Agency mortgage-backed securities and U.S. Treasury exposure, which suffered duration-related price declines as rates rose sharply.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-8.08%

N Share	-8.21%

Bloomberg US Aggregate Bond Index*	-9.22%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Trend Fund

For the six-month period ended September 30, 2022, the DoubleLine Multi-Asset Trend Fund underperformed the benchmark Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index return of 14.33%. The Fund’s exposure to trend-following investments was achieved using swap contracts referencing the BNP Paribas Multi-Asset Trend Index, which returned 2.21%. Among the fixed income portfolio, which decreased in value during the period, the biggest contributor to performance was U.S. government securities. The biggest detractor was bank loans.

6-Month Period Ended 9-30-22	6-Months (Not Annualized)

I Share	-0.48%

N Share	-0.60%

Credit Suisse Managed Futures Liquid Total Return USD Index*	14.33%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

14	DoubleLine Funds Trust

(Unaudited) September 30, 2022

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2022, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

A Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain a Fund’s current prospectus and certain other regulatory filings by calling 1 (877) DLINE 11 / 1 (877) 354-6311, or visiting www.doubleline.com. You should read the prospectus and other filings carefully before investing.

The performance information shown assumes the reinvestment of all dividends and distributions. Investment performance reflects management fees and other fund expenses, including any applicable fee waivers that are in effect with respect to a particular Fund. In the absence of such waivers, total return would be reduced. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311 or by visiting www.doubleline.com.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings as of period end.

Mutual fund investing involves risk. Principal loss is possible.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of a fund’s future performance.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Index Disclaimers

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of DoubleLine Shiller Enhanced CAPE® or DoubleLine Shiller Enhanced International CAPE® (together, in this paragraph, the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (each an “Index” and together the “Indices”) consist of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the issuer of the Funds (the “Issuer”). Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of these trademarks and the Indices which are determined, composed and calculated by Barclays without regard to the Issuer or the Funds or the owners of the Funds. Additionally, DoubleLine Capital LP may for the Funds execute transaction(s) with Barclays in or relating to the Funds’ respective Index in connection with which investors of one of the Funds acquire shares of their respective Fund from DoubleLine Funds Trust and investors neither acquire any interest in that Fund’s respective Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in that Fund. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds’ names or the Indices with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Funds or any other third party into consideration in determining, composing or calculating the Indices. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Funds and Barclays and not for the benefit of the owners of the Funds, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS MAKES NO WARRANTY,

Semi-Annual Report	|	September 30, 2022	15

Management Discussion of Fund Performance (Cont.)

EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE DOUBLELINE SHILLER ENHANCED CAPE® OR DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS INDICES HAVE BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISOR, AND DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE SHILLER BARCLAYS INDICES OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH IT IS BASED. NEITHER RSBB-I, LLC NOR ROBERT J. SHILLER OR ANY OF THEIR RESPECTIVE PARTNERS, EMPLOYEES, SUBCONTRACTORS, AGENTS, SUPPLIERS AND VENDORS (COLLECTIVELY, THE “PROTECTED PARTIES”), SHALL HAVE ANY LIABILITY, WHETHER CAUSED BY THE NEGLIGENCE OF A PROTECTED PARTY OR OTHERWISE, FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN, AND MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AS TO PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES, EVEN IF RSBB-I, LLC, ROBERT J. SHILLER OR ANY PROTECTED PARTY IS ADVISED OF THE POSSIBILITY OF SAME.

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE FUND SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE ALTERNATIVES LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE ALTERNATIVES LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

DigitalBridge Group, Inc. Disclaimer

The DigitalBridge Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. DigitalBridge is a registered trademark of DigitalBridge Operating Company, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Real Estate and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by DigitalBridge Operating Company, LLC or any of its affiliates. Neither DigitalBridge Operating Company, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. DigitalBridge Operating Company, LLC’s and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/or trade names owned by DigitalBridge Operating Company, LLC and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by DigitalBridge Operating Company, LLC. Neither DigitalBridge Operating Company, LLC nor its affiliates are responsible for and have not participated in the determination of the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. DigitalBridge Operating Company, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or

16	DoubleLine Funds Trust

(Unaudited) September 30, 2022

provide positive investment returns. DigitalBridge Operating Company, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by DigitalBridge Operating Company, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER DIGITALBRIDGE OPERATING COMPANY, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. DIGITALBRIDGE OPERATING COMPANY, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC Disclaimer

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the DigitalBridge Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved.

Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index.

Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent, licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: https://indices.barclays/IM/21/en/indices/static/aboutbinda.app.

The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

BNP Paribas Multi-Asset Trend Index Disclaimers

The BNP Paribas Multi-Asset Trend Index (the “Index”) is the exclusive property of BNP Paribas, the Index sponsor and Index calculation agent (the “Index Sponsor” and the “Index Calculation Agent”). The Index Sponsor does not guarantee the accuracy and/or completeness of the composition, calculation, publication and adjustment of the Index, any data included therein, or any data on which it is based, and the Index Sponsor shall have no liability for any errors, omissions, or interruptions therein. The Index Sponsor makes no warranty, express or implied, as to results to be obtained from the use of the Index. The Index Sponsor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Sponsor have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

For the avoidance of doubt the Index and/or any account, transaction or product using the information relating to the Index, is not sponsored, endorsed, sold, or promoted by any provider of the underlying data (the “Reference Assets”) comprised in the Index (each a “Reference Asset Sponsor”) and no Reference Asset Sponsor makes any representation whatsoever, whether express or implied, either as to the results to be obtained from the use of the relevant Reference Asset or the index and/or the levels at which the relevant Reference Asset or the Index stands at any particular time on any particular date or otherwise. No Reference Asset Sponsor shall be liable (whether in negligence or otherwise) to any person for any error in a Reference Asset and/or in the Index and a Reference Asset Sponsor is under no obligation to advise any person of any error therein. No Reference Asset Sponsor is making any representation whatsoever, whether express or implied, as to the advisability of purchasing or assuming any risk in connection with the DoubleLine Multi-Asset Trend Fund managed by DoubleLine; or any product or investment strategy referencing the DoubleLine Multi-Asset Trend Fund managed by DoubleLine. No Reference Asset Sponsor shall have any liability for any act or failure to act by the Index Sponsor in connection with the calculation, adjustment or maintenance of the Index. None of the Reference Asset Sponsors or their affiliates have any affiliation with or control over the Index or the Index Sponsor or any control over the computation, composition or dissemination of the Index.

The Index Sponsor and the Index Calculation Agent shall not be held liable for any modification or change in the methodology used in calculating the index or any index components thereof (the “BNP Paribas Indices”). The Index Sponsor and the Index Calculation Agent are under no obligation to continue the calculation, publication or dissemination of the BNP Paribas Indices and shall not be held liable for any suspension or interruption in the calculation of any BNP Paribas Indices. The Index Sponsor and the Index Calculation Agent decline any liability in connection with the level of any BNP Paribas Index at any given time. None of BNP Paribas, the Index Sponsor, the Index Calculation Agent nor any of their affiliates shall be held liable for any loss whatsoever, directly or indirectly related to any BNP Paribas Index.

BNP Paribas, the Index Sponsor and the Index Calculation Agent do not guarantee the accuracy or completeness of the methodology or rules of the BNP Paribas Indices (the “BNP Paribas Index Rules”) or the calculation methods, any errors or omissions in computing or disseminating the BNP Paribas Indices, or for any use thereof, and the Index Sponsor and the Index Calculation Agent shall have no liability for any errors or omissions therein.

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Management Discussion of Fund Performance (Cont.)

The BNP Paribas Index Rules are based on certain assumptions, certain pricing models and calculation methods adopted by the Index Sponsor and have certain inherent limitations. Information prepared on the basis of different models, calculation methods or assumptions may yield different results. Numerous factors may affect the analysis, which may or may not be taken into account. Therefore, the analysis of information may vary significantly from analysis obtained from other sources or market participants.

BNP Paribas, the Index Sponsor and Index Calculation Agent do not make any representation whatsoever, either as to the results to be obtained from the use of the BNP Paribas Indices, the levels of any BNP Paribas Index at any time or any use of any Index Component or the price, level or rate of any Index Component at any time.

The market data used to calculate the level of any BNP Paribas Index may be furnished by third party sources and is believed to be reliable; however, BNP Paribas, the Index Sponsor and the Index Calculation Agent make no representation or guarantee with respect to, and are under no obligation to verify, the accuracy and completeness thereof.

Index Descriptions and Other Definitions

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Funds and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.

Beginning in July 2022, transaction costs were incorporated into the calculation of total return for ICE fixed income indexes.

Alpha—Term used in investing to describe a strategy’s ability to beat the market, or its “edge.” Alpha is thus also often referred to as “excess return” or “abnormal rate of return,” which refers to the idea that markets are efficient, and so there is no way to systematically earn returns that exceed the broad market as a whole.

Backwardation—When the current price of an underlying asset is higher than prices trading in the futures market. Backwardation can occur as a result of a higher demand for an asset currently than the contracts maturing in the coming months through the futures market. Traders use backwardation to make a profit by selling short at the current price and buying at the lower futures price.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Bear Market—A bear market is when a market experiences prolonged price declines. It typically describes a condition in which securities prices fall 20% or more from recent highs amid widespread pessimism and negative investor sentiment.

Beta Exposure—Beta is the return generated from a portfolio that can be attributed to overall market returns. Beta exposure is equivalent to exposure to systematic risk.

Bids Wanted in Competition (BWIC)—Formal request for bids on a package of securities that is submitted by an institutional investor to a number of securities dealers. The dealers are being invited to submit bids on the listed securities.

Bloomberg Commodity (BCOM) Index—This index (formerly the Dow Jones-UBS Commodity Index) is calculated on an excess return basis and reflects the price movements of commodity futures. It rebalances annually, weighted two-thirds by trading volume and one-third by world production, and weight caps are applied at the commodity, sector and group levels for diversification. The roll period typically occurs from the sixth to 10th business day based on the roll schedule.

Bloomberg Global Aggregate Bond Index—This index is a flagship measure of global investment grade debt from 28 local currency markets. This multicurrency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers.

Bloomberg Global Aggregate Bond Index Hedged to USD—This index represents a measure of the global investment-grade, fixed rate bond markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Returns are calculated on a currency hedged basis in U.S. dollars.

Bloomberg US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg US Asset-Backed Securities (ABS) Index—This index is the ABS component of the Bloomberg US Aggregate Bond Index, a flagship measure of the U.S. investment grade, fixed-rate bond market. The ABS index has three subsectors: credit and credit cards, autos and utility.

Bloomberg US CMBS (ERISA Only) Total Return Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.

Bloomberg US Corporate Bond Index—This index measures the investment grade, fixed-rate taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg US Corporate High Yield (HY) Index—This index measures the U.S. dollar-denominated, HY, fixed-rate corporate bond market. Securities are classified as HY if the respective middle ratings of Moody’s, Fitch and S&P are Ba1, BB+ or BB+ or below. The Bloomberg US HY Long Bond Index, including bonds with maturities of 10 years or greater, and the Bloomberg US HY Intermediate Bond Index, including bonds with maturities of 1 to 9.999 years, are subindexes of the Bloomberg US Corporate HY Bond Index.

Bloomberg US Credit Index—This index is the U.S. credit component of the Bloomberg US Government/Credit Index. It consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC registered. The US Credit Index is the same as the former US Corporate Index.

Bloomberg US Government Bond Index—This index is the U.S. government securities component of the Bloomberg US Government/Credit Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries and government-related securities.

Bloomberg US Long Government/Credit Index—This index tracks the market for investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries, and government-related and corporate securities.

Bloomberg US Mortgage-Backed Securities (MBS) Index—This index measures the performance of investment grade, fixed-rate, mortgage-backed, pass-through securities of the government-sponsored enterprises (GSEs): Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae).

Bloomberg US Treasury Index—This index measures U.S. dollar-denominated, fixed-rate nominal debt issued by the U.S. Treasury with a remaining maturity of one year or more. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

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BNP Paribas Multi-Asset Trend Index—This index has been designed to seek investment exposure to trends in price movements of a broad universe of assets across different markets, including domestic, foreign and emerging markets equities; sovereign bonds and other debt securities; interest rates; currencies; and commodities (e.g., energy and metals). The index was selected, in significant part, because it reflects trend-following strategies using a broadly diversified set of investments.

Brent Crude Oil—Major trading classification of sweet light crude oil that serves as a benchmark price for purchases of oil worldwide. Brent is known as a light, sweet oil because it contains 0.24% sulfur, making it “sweet,” and has a low density, making it “light.”

Conditional Prepayment Rate (CPR)—Metric (also known as “constant prepayment rate”) that indicates a loan prepayment rate at which the outstanding principal of a pool of loans, such as mortgage backed securities (MBS), is paid off. The higher the CPR, the more prepayments are anticipated and thus the lower the duration of the note. This is called “prepayment risk.”

Consumer Discretionary Select Sector Total Return Index—This cap-weighted index is designed to track the companies in the S&P 500 Index and are involved in consumer cyclical or transportation industries. All components of the S&P 500 are assigned to one of the 11 Select Sector indexes. Stock classifications are based on the Global Industry Classification Standard.

Credit Risk Transfer (CRT)—Pioneered by Freddie Mac in 2013, CRT programs structure mortgage credit risk into securities and (re)insurance offerings, transferring credit risk exposure from U.S taxpayers to private capital.

Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index—This index measures on a total return, U.S. dollar-denominated basis the performance of the Credit Suisse Managed Futures Liquid Index, which is designed to provide exposure to both up and down price trends in four broad asset classes: equities, fixed income, commodities and currencies.

DigitalBridge Fundamental US Real Estate Index — This rules-based index incorporates fundamental criteria originally developed by DigitalBridge Global Inc. (which was then doing business under a different name). It is rebalanced and reconstituted quarterly by applying a systematic methodology to the universe of real estate investment trusts (REITs).

Dot Plot—Simple statistical chart that consists of data points plotted as dots on a graph with x- and y-axes. Dot plots are well known as the method that the Federal Reserve uses to convey its benchmark federal funds rate outlook at certain Federal Open Market Committee (FOMC) meetings.

Dow Jones Industrial Average (DJIA)—This index tracks 30 large publicly owned companies trading on the New York Stock Exchange and the Nasdaq.

Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index—This index tracks the performance of publicly traded REITs and REIT-like securities. It is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance might be driven by factors other than the value of real estate.

Duration—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Euro Stoxx 50 Index—This index of 50 eurozone stocks provides a blue-chip representation of supersector leaders in the eurozone.

Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target federal funds rate eight times a year, based on prevailing economic conditions.

Federal Open Market Committee (FOMC)—Branch of the Federal Reserve System that determines the direction of monetary policy specifically by directing open market operations. The FOMC comprises the seven board governors and five (out of 12) Federal Reserve Bank presidents.

Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index—This index tracks the 30-year fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS), which tracks the most-popular 30- and 15-year fixed-rate mortgages, and 5-1 hybrid amortizing adjustable-rate mortgage products among a mix of lender types.

FTSE World Government Bond Index (FTSE WGBI)—This broad index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. It is a widely used benchmark comprising sovereign debt from more than 20 countries that is denominated in a variety of currencies.

Hang Seng Index—This free-float capitalization weighted index tracks a selection of companies on the Stock Exchange of Hong Kong. The index has four subindexes: finance, utilities, properties, finance, and commerce and industry.

High Yield (HY)—Bonds that pay higher interest rates because they have lower credit ratings than investment grade (IG) bonds. HY bonds are more likely to default, so they must pay a higher yield than IG bonds to compensate investors.

ICE BofA 1-3 Year Eurodollar Index—This index includes all securities with a remaining term to final maturity of three years or less on the ICE BofA Eurodollar Index, which tracks the performance of U.S. dollar-denominated, investment grade, quasi-government, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

ICE BofA SOFR Overnight Rate Index—This index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

ICE BofA 1-3 Year U.S. Treasury Index—An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years.

ICE BofA U.S. Fixed-Rate Miscellaneous Asset-Backed Securities (ABS) Index—A subset of the ICE BofA U.S. Fixed-Rate ABS Index, including all ABS collateralized by anything other than auto loans, home equity loans, manufactured housing, credit card receivables and utility assets.

Investment Grade (IG)—Rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bonds below this designation are considered to have a high risk of default and are commonly referred to as high yield (HY) or “junk bonds.” The higher the bond rating the more likely the bond will return 100 cents on the U.S. dollar.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD)—This index is a uniquely weighted version of the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. The CEMBI BD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year—This index tracks corporate bonds with a maturity of one to three years and includes smaller issues and a wider array of bonds than the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated corporate bonds from emerging markets. The CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

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Management Discussion of Fund Performance (Cont.)

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD)—This index is a uniquely weighted version of the EMBI. The EMBI tracks bonds from emerging markets (EM), and comprises sovereign debt and EM corporate bonds. The EMBI GD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index Emerging Markets Global Diversified (GBI-EM GD)—This custom-weighted index tracks local currency bonds issued by emerging market governments, excluding China and India, and has a broader roster of countries than the base GBI-EM, which limits inclusion to countries that are readily accessible and where no impediments exist for foreign investors.

Last Cash Flow (LCF)—Last revenue stream paid to a bond over a given period.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCI)—This index is, as of the date of this letter, comprised futures contracts on 11 commodities selected based on the contracts’ historical backwardation relative to other commodity-related futures contracts and the contracts’ historical liquidity. The sectors represented in the index have been selected to provide diversified exposure. The index is typically rebalanced annually in January. The index’s actual exposure to futures contracts and sectors will change throughout the year based on changes in the market values of the futures contracts. The index sponsor also may alter the commodities that comprise the index or the parameters that determine the futures contracts that comprise the index.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—This market capitalization-weighted index is designed to provide a broad measure of stock performance throughout the world. It comprises stocks from 23 developed countries and 27 emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EMI)—This index captures large- and midcap representation across 26 emerging markets (EM) countries. With 1,385 constituents, the index covers approximately 85% of the free-float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Europe Index—This index is U.S. dollar denominated and represents the performance of large- and mid-cap equities across 15 developed countries in Europe. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Europe Net Total Return USD Index—This index is a component of the MSCI Europe Index and measures performance on a net total return basis.

Morningstar LSTA US Leveraged Loan PR USD—This index (formerly the S&P/LSTA Leveraged Loan Price Index) tracks the prices of institutional weighted loans based on market weightings, spreads and interest payments.

Morningstar LSTA US Leveraged Loan TR USD—This index (formerly the S&P/LSTA Leveraged Loan Index) tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

Nasdaq Composite Index—This index (“the Nasdaq”) comprises the more than 3,000 common stocks and similar securities (e.g., American depository receipts (ADRs), tracking stocks, limited-partnership interests) listed on the Nasdaq exchange. The index, which includes U.S. and non-U.S. companies, is highly followed in the U.S. as an indicator of the stock performance of technology companies and growth companies.

National Association of Realtors Existing-Home Sales Report—This report tracks sales and prices of existing single-family homes for the nation overall, and gives breakdowns for the West, Midwest, South and Northeast regions of the country. These figures include condos and co-ops in addition to single-family homes.

Net Asset Value (NAV)—Net value of an entity calculated as the total value of the entity’s assets minus the total value of its liabilities. Most commonly used in the context of a mutual fund or an exchange-traded fund (ETF), the NAV represents the per share/unit price of the fund at a specific date or time.

Nikkei 225 Index—This price-weighted index (“the Nikkei”) comprises Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Non-Qualified Mortgage (Non-QM)—Any home loan that doesn’t comply with the Consumer Financial Protection Bureau’s existing rules on qualified mortgages (QMs). Usually this type of alternative mortgage loan accommodates people who are not able to prove they are capable of making the mortgage payments. Just because it is a non-QM mortgage loan does not necessarily mean high risk or subprime mortgage risk, and in many cases these non-QM mortgage loans require a high FICO score but simply do not check all the boxes associated with a QM loan. Non-QM loans for mortgages are protected by the lender against any type of lawsuit should the borrower become unable to afford the loan.

Option-Adjusted Spread (OAS)—Measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option. Typically, an analyst uses U.S. Treasury yields for the risk-free rate. The spread is added to the fixed-income security price to make the risk-free bond price the same as the bond.

Out of the Money (OTM)—Expression used to describe an option contract that only contains extrinsic value. These options will have a delta of less than 50.0. An OTM call option will have a strike price that is higher than the market price of the underlying asset. Alternatively, an OTM put option has a strike price that is lower than the market price of the underlying asset.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property round-trip investment price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Russell 1000 Growth (RLG) Index—This index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Growth stocks are shares in a company that are anticipated to grow at a rate significantly above the average growth for the market.

Russell 1000 Value (RLV) Index—This index measures the performance of the large-cap value segment of the U.S. equity universe. It includes Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. Value stocks are shares of a company that appear to trade at a lower price relative to the company’s fundamentals.

Russell 2000 Index—This market capitalization-weighted index comprises 2,000 small-cap U.S. companies and is considered a bellwether index for small-cap investing.

S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index—This index measures the value of residential real estate in 20 major U.S. metropolitan areas: Atlanta; Boston; Charlotte; Chicago; Cleveland; Dallas; Denver; Detroit; Las Vegas; Los Angeles; Miami; Minneapolis; New York City; Phoenix; Portland, Oregon; San Diego; San Francisco; Seattle; Tampa; and Washington, D.C.

S&P 500 Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

S&P GSCI—This index (formerly the Goldman Sachs Commodity Index) measures investment in the commodity markets and commodity market performance over time.

Shanghai Stock Exchange Composite Index—This capitalization-weighted index, developed in December 1990 with a base value of 100, tracks the daily performance of all A shares and B shares listed on the Shanghai Stock Exchange.

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Shiller Barclays CAPE® U.S. Sector Total Return USD Index—This index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) Ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Treasury Inflation-Protected Securities (TIPS)—Type of Treasury security issued by the U.S. government that is indexed to inflation in order to protect investors from a decline in the purchasing power of their money. As inflation rises, TIPS adjust in price to maintain their real value.

U.S. Dollar Index (DXY)—A weighted geometric mean of the U.S. dollar’s value relative to a basket of six major foreign currencies: the euro, Japanese yen, British pound, Canadian dollar, Swedish krona and Swiss franc.

West Text Intermediate Crude Oil (WTI)—Specific grade of crude oil and one of the main three benchmarks, along with Brent and Dubai Crude, in oil pricing. WTI is known as a light sweet oil because it contains 0.24% sulfur, making it “sweet,” and has a low density, making it “light.” It is the underlying commodity of the New York Mercantile Exchange’s (NYMEX) oil futures contract and is considered a high-quality oil that is easily refined.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Semi-Annual Report	|	September 30, 2022	21

Standardized Performance Summary	(Unaudited) September 30, 2022

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doublelinefunds.com.

DBLTX/DLTNX/DDTRX
DoubleLine Total Return Bond Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 9-30-22)	Expense Ratio

I Share (DBLTX)	-8.02%	-12.61%	-3.03%	-0.28%	1.39%	3.77%	0.48%

N Share (DLTNX)	-8.13%	-12.75%	-3.27%	-0.51%	1.15%	3.52%	0.73%

R6 Share (DDTRX)[1]	-8.09%	-12.57%	-2.98%	-0.25%	1.41%	3.79%	0.43%

Bloomberg US Aggregate Bond Index[2]	-9.22%	-14.60%	-3.26%	-0.27%	0.89%	2.06%
DBLFX/DLFNX/DDCFX
DoubleLine Core Fixed Income Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (6-1-10 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[3]

I Share (DBLFX)	-9.35%	-13.96%	-3.08%	-0.31%	1.36%	3.17%	0.51%	0.47%

N Share (DLFNX)	-9.47%	-14.19%	-3.33%	-0.56%	1.10%	2.92%	0.76%	0.72%

R6 Share (DDCFX)[4]	-9.34%	-13.94%	-3.05%	-0.30%	1.37%	3.18%	0.49%	0.45%

Bloomberg US Aggregate Bond Index[2]	-9.22%	-14.60%	-3.26%	-0.27%	0.89%	1.88%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 9-30-22)	Expense Ratio

I Share (DBLEX)	-15.54%	-20.73%	-4.56%	-1.73%	1.45%	3.12%	0.87%

N Share (DLENX)	-15.74% [13]	-21.01%	-4.81%	-1.98%	1.19%	2.86%	1.12%

J.P. Morgan Emerging Markets Bond Global Diversified Index[2]	-15.48%	-24.28%	-7.15%	-2.62%	1.08%	3.11%
DMLIX/DMLAX
DoubleLine Multi-Asset Growth Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (12-20-10 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[3,5]

I Share (DMLIX)	-19.81%	-20.98%	-3.20%	-1.22%	1.84%	2.13%	1.73%	1.21%

A Share (DMLAX)[6]							1.99%	1.48%

A Share (No Load)	-19.91%	-21.19%	-3.49%	-1.51%	1.55%	1.86%

A Share (With Load)	-23.33%	-24.53%	-4.87%	-2.37%	1.11%	1.48%

S&P 500® Index[2]	-20.20%	-15.47%	8.16%	9.24%	11.70%	11.56%

Blended Benchmark USD Unhedged[2,7]	-18.69%	-20.41%	0.14%	1.96%	4.12%	4.29%

Blended Benchmark USD Hedged[2,7]	-15.96%	-17.09%	1.33%	3.09%	5.24%	5.19%

22	DoubleLine Funds Trust

(Unaudited) September 30, 2022

DBLSX/DLSNX/DDLDX
DoubleLine Low Duration Bond Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (9-30-11 to 9-30-22)	Expense Ratio

I Share (DBLSX)	-1.96%	-3.99%	-0.13%	1.04%	1.50%	1.76%	0.41%

N Share (DLSNX)	-2.18%	-4.24%	-0.38%	0.79%	1.25%	1.50%	0.66%

R6 Share (DDLDX)[8]	-1.94%	-3.96%	-0.10%	1.06%	1.51%	1.76%	0.39%

ICE BofA 1-3 Year U.S. Treasury Index[2,9]	-2.06%	-4.86%	-0.48%	0.57%	0.60%	0.60%

Bloomberg US Aggregate 1-3 Year Bond Index[2]	-2.13%	-5.11%	-0.52%	0.64%	0.78%	0.85%
DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized		Since Inception Annualized (2-1-13 to 9-30-22)	Expense Ratio

I Share (DBFRX)[10]	-4.09%	-3.85%	1.27%	2.00%		2.51%	0.65%

N Share (DLFRX)[10]	-4.21%	-4.09%	1.04%	1.74%		2.27%	0.91%

S&P/LSTA Leveraged Loan Index[2]	-3.15%	-2.53%	2.21%	2.98%		3.40%
DSEEX/DSENX/DDCPX
DoubleLine Shiller Enhanced CAPE® Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized		Since Inception Annualized (10-31-13 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[3]

I Share (DSEEX)	-22.69%	-21.74%	4.74%	7.55%		11.11%	0.55%	0.54%

N Share (DSENX)	-22.81%	-21.92%	4.49%	7.27%		10.83%	0.80%	0.79%

R6 Share (DDCPX)[11]	-22.72% [13]	-21.71%	4.79%	7.58%		11.13%	0.50%	0.49%

S&P 500® Index[2]	-20.20%	-15.47%	8.16%	9.24%		10.44%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index[2]	-19.51%	-16.42%	7.46%	9.27%		11.53%
DFLEX/DLINX/DFFLX
DoubleLine Flexible Income Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized		Since Inception Annualized (4-7-14 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[3]

I Share (DFLEX)	-6.61%	-9.54%	-0.68%	0.90%		2.03%	0.75%	0.73%

N Share (DLINX)	-6.75%	-9.79%	-0.94%	0.64%		1.77%	1.00%	0.98%

R6 Share (DFFLX)[12]	-6.59%	-9.51%	-0.64%	0.93%		2.05%	0.72%	0.70%

ICE BofA 1-3 Year Eurodollar Index[2,9]	-2.28%	-5.27%	-0.12%	1.11%		1.24%

ICE BofA SOFR Overnight Rate Index[2]	0.71%	0.74%	0.53%	1.06%		0.74%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized		Since Inception Annualized (4-7-14 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBLLX)	-4.75% [13]	-8.25%	-1.21%	0.49%		1.61%	0.68%	0.59%

N Share (DELNX)	-4.97%	-8.57%	-1.49%	0.23%		1.37%	0.93%	0.84%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index[2]	-2.59%	-11.19%	-0.85%	0.97%		2.02%

Semi-Annual Report	|	September 30, 2022	23

Standardized Performance Summary (Cont.)

DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-15-14 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBLDX)	-20.03%	-26.37%	-8.81%	-2.39%	-0.50%	0.54%	0.50%

N Share (DLLDX)	-20.11%	-26.54%	-9.11%	-2.68%	-0.79%	0.77%	0.75%

Bloomberg US Long Government/Credit Index[2]	-20.20%	-27.41%	-7.35%	-1.17%	0.65%
DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (5-18-15 to 9-30-22)	Expense Ratio[5]

I Share (DBCMX)	-15.53%	11.53%	9.94%	6.24%	3.65%	1.10%

N Share (DLCMX)	-15.54%	11.26%	9.69%	5.97%	3.38%	1.35%

Bloomberg Commodity Index Total Return[2]	-9.54%	11.80%	13.45%	6.96%	1.75%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-17-15 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBLGX)	-14.47%	-21.00%	-7.51%	-4.46%	-2.41%	0.72%	0.70%

N Share (DLGBX)	-14.63%	-21.16%	-7.76%	-4.70%	-2.65%	0.97%	0.95%

FTSE World Government Bond Index[2]	-15.84%	-22.14%	-7.03%	-3.07%	-1.09%
BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-1-16 to 9-30-22)	Expense Ratio[5]

I Share (BILDX)	-7.96%	-13.41%	-2.60%	0.14%	1.07%	0.57%

N Share (BILTX)	-8.08%	-13.61%	-2.83%	-0.09%	0.83%	0.82%

Bloomberg US Aggregate Bond Index[2]	-9.22%	-14.60%	-3.26%	-0.27%	0.22%
DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-23-16 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[3,5]

I Share (DSEUX)	-24.73%	-25.43%	-0.12%	0.01%	3.67%	0.84%	0.66%

N Share (DLEUX)	-24.83%	-25.62%	-0.38%	-0.25%	3.41%	1.08%	0.91%

MSCI Europe Net Total Return USD Index[2]	-23.17%	-24.80%	-1.72%	-1.24%	2.73%
DBRIX/DLREX
DoubleLine Real Estate and Income Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized		Since Inception Annualized (12-17-18 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBRIX)	-25.46% [13]	-18.86%	-3.30%		3.24%	1.71%	0.65%

N Share (DLREX)	-25.63%	-19.11%	-3.49%		3.03%	1.94%	0.90%

Dow Jones U.S. Select REIT Total Return Index[2]	-26.60%	-17.15%	-3.29%		2.41%

24	DoubleLine Funds Trust

(Unaudited) September 30, 2022

DBELX/DLELX
DoubleLine Emerging Markets Local Currency Bond Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	Since Inception Annualized (6-28-19 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBELX)	-12.11%	-14.13%	-5.48%	-6.01%	2.75%	0.90%

N Share (DLELX)	-12.12%	-14.29%	-5.69%	-6.22%	2.90%	1.15%

JPM GBI-EM Global Diversified Index[2]	-12.95%	-20.63%	-7.06%	-6.75%
DBLIX/DBLNX
DoubleLine Income Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	Since Inception Annualized (9-3-19 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBLIX)	-8.08%	-12.32%	-3.83%	-3.81%	0.72%	0.65%

N Share (DBLNX)	-8.21%	-12.64%	-4.06%	-4.01%	1.03%	0.90%

Bloomberg US Aggregate Bond Index[2]	-9.22%	-14.60%	-3.26%	-3.40%
DBMOX/DLMOX
DoubleLine Multi-Asset Trend Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year		Since Inception Annualized (2-26-21 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[3,5]

I Share (DBMOX)	-0.48%	0.89%		4.55%	5.89%	0.73%

N Share (DLMOX)	-0.60%	0.65%		4.30%	6.42%	0.98%

Credit Suisse Managed Futures Liquid Total Return USD Index[2]	14.33%	25.75%		18.40%

1 The inception date of the Class I shares of DoubleLine Total Return Bond Fund (DBLTX) was 4/6/2010, while the inception date of the R6 Class (DDTRX) was 7/31/2019. The returns of DDTRX shown for periods prior to its inception date reflect the returns of DBLTX.

2 Reflects no deduction for fees, expenses, or taxes.

3 The Adviser has contractually agreed to waive fees incurred from investments made in other Doubleline Funds through July 29, 2023. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to the Financial Statements.

4 The inception date of the Class I shares of DoubleLine Core Fixed Income Fund (DBLFX) was 6/1/2010, while the inception date of the R6 Class (DDCFX) was 7/31/2019. The returns of DDCFX shown for periods prior to its inception date reflect the returns of DBLFX.

5 The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2023. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to the Financial Statements.

6 Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

7 The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%) hedged to USD.

8 The inception date of the Class I shares of DoubleLine Low Duration Bond Fund (DBLSX) was 9/30/2011, while the inception date of the R6 Class (DDLDX) was 7/31/2019. The returns of DDLDX shown for periods prior to its inception date reflect the returns of DBLSX.

9 Beginning in July 2022, transaction costs were incorporated into the calculation of total return for ICE fixed income indices.

10 The Floating Rate Fund imposes a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

11 The inception date of the Class I shares of DoubleLine Shiller Enhanced CAPE® (DSEEX) was 10/31/2013, while the inception date of the R6 Class (DDCPX) was 7/31/2019. The returns of DDCPX shown for periods prior to its inception date reflect the returns of DSEEX.

12 The inception date of the Class I shares of DoubleLine Flexible Income Fund (DFLEX) was 4/7/2014, while the inception date of the R6 Class (DFFLX) was 7/31/2019. The returns of DFFLX shown for periods prior to its inception date reflect the returns of DFLEX.

13 The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible.

Semi-Annual Report	|	September 30, 2022	25

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS(a)
	Total Asset Backed Obligations (Cost $2,175,447,651)				1,924,243,807	5.5%

COLLATERALIZED LOAN OBLIGATIONS(a)
	Total Collateralized Loan Obligations (Cost $1,362,346,974)				1,334,049,236	3.8%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

	BX Trust,
173,184,000	Series 2019-OC11-E	4.08%	(b)(c)	12/11/2041	132,582,016	0.4%

Other Non-Agency Commercial Mortgage Backed Obligations(a)					3,126,269,273	8.9%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,032,005,024)				3,258,851,289	9.3%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	CAFL Issuer LLC,
100,200,000	Series 2021-RTL1-A1	2.24%	(b)(i)	03/28/2029	90,883,043	0.3%

	Citigroup Mortgage Loan Trust,
118,699,430	Series 2019-A-PT1	3.92%	(b)	10/25/2058	98,842,060	0.3%
178,057,930	Series 2019-D-PT1	3.36%	(b)(c)	04/25/2064	145,541,187	0.4%
232,922,761	Series 2020-RP1-A1	1.50%	(b)(c)	08/25/2064	205,201,948	0.6%
309,412,980	Series 2021-RP2-A1	1.75%	(b)(c)	03/25/2065	280,794,631	0.8%
167,511,764	Citigroup Mortgage Loan Trust	3.25% – 6.30%	(b)(c)	03/25/2065	151,952,032	0.4%

	CSMC Trust,
194,363,081	Series 2019-RPL6-PT1	3.75%	(b)(c)	11/25/2058	166,733,650	0.5%
184,949,102	Series 2020-RPL1-PT1	3.35%	(b)(c)	10/25/2069	160,136,626	0.5%

	Federal Home Loan Mortgage Corporation STACR REMIC Trust,
100,600,000	Series 2022-DNA3-M1B (Secured Overnight Financing Rate 30 Day Average + 2.90%)	5.18%	(b)	04/25/2042	95,188,585	0.3%

	GS Mortgage-Backed Securities Trust,
122,109,632	Series 2020-RPL2-A1	1.75%	(b)(c)	05/25/2060	111,675,743	0.3%

	Legacy Mortgage Asset Trust,
130,059,606	Series 2019-RPL3-PT1	4.30%	(b)	06/25/2058	116,907,758	0.3%

	LHOME Mortgage Trust,
92,000,000	Series 2021-RTL2-A1	2.09%	(b)(i)	06/25/2026	87,381,572	0.3%

	PR Mortgage Loan Trust,
132,464,785	Series 2014-1-APT	5.87%	(b)(c)	10/25/2049	120,122,564	0.3%

	PRPM LLC,
209,020,350	Series 2021-10-A1	2.49%	(b)(i)	10/25/2026	189,694,099	0.5%
112,190,139	Series 2021-11-A1	2.49%	(b)(i)	11/25/2026	104,133,742	0.3%
96,558,238	Series 2021-2-A1	2.12%	(b)(c)	03/25/2026	90,629,987	0.3%

	Securitized Mortgage Asset Loan Trust,
201,561,217	Series 2015-1-PC	3.30%	(b)(c)	02/25/2045	172,842,251	0.5%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					7,274,895,342	20.8%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $11,648,879,518)				9,663,556,820	27.7%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation Pass-Thru,
104,503,560	Pool G08648	3.00%		06/01/2045	93,321,420	0.3%

	Federal Home Loan Mortgage Corporation Pass-Thru,
154,203,608	Pool G08675	3.00%		11/01/2045	137,638,049	0.4%

344,270,371	Federal Home Loan Mortgage Corporation Pass-Thru,	4.50%		08/01/2052	329,218,457	0.9%
	Pool RA7642
	Pool RA7784

124,180,199	Federal Home Loan Mortgage Corporation Pass-Thru,	2.00%		09/01/2051	99,222,672	0.3%
	Pool SD0715
	Pool SE9043
	Pool QU7965
	Pool QU7970

	Federal Home Loan Mortgage Corporation Pass-Thru,
223,988,804	Pool SD7534	2.50%		02/01/2051	190,761,037	0.5%

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

152,704,486	Federal Home Loan Mortgage Corporation Pass-Thru,	3.00%		04/01/2045	136,369,919	0.4%
	Pool Z40117
	Pool G08635

181,377,467	Federal Home Loan Mortgage Corporation REMICS,	3.00%	(h)	09/15/2044	158,208,343	0.5%
	Series 4390-NZ
	Series 4384-ZY

103,813,202	Federal Home Loan Mortgage Corporation REMICS,	3.00%		06/15/2044	97,254,786	0.3%
	Series 4483-CA
	Series 4533-AB

103,074,745	Federal Home Loan Mortgage Corporation REMICS,	2.00%		02/25/2037	91,239,970	0.3%
	Series 5105-NH
	Series 5126-AH
1,022,603,017	Federal Home Loan Mortgage Corporation Pass-Thru	2.50% – 5.00%		03/01/2028 – 06/01/2048	929,006,243	2.7%
749,773,872	Federal Home Loan Mortgage Corporation Pass-Thru	1.50% – 3.50%		12/01/2040 – 05/01/2052	631,119,428	1.8%
2,115,245,217	Federal Home Loan Mortgage Corporation REMICS	0.00% – 12.18%	(c)(d)(e)(f)(h)	12/15/2030 – 10/25/2051	1,724,663,279	4.9%

123,617,154	Federal National Mortgage Association Pass-Thru,	3.00%		03/01/2045	110,272,107	0.3%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471

	Federal National Mortgage Association Pass-Thru,
98,698,639	Pool CB4291	5.00%		08/01/2052	96,463,521	0.3%

132,779,261	Federal National Mortgage Association Pass-Thru,	2.50%		11/01/2050	112,490,285	0.3%
	Pool FM4792
	Pool FM4752
	Pool FM4913

112,228,315	Federal National Mortgage Association Pass-Thru,	2.50%		02/01/2051	95,026,584	0.3%
	Pool FM7159

272,718,127	Federal National Mortgage Association Pass-Thru,	2.50%		09/01/2051	230,774,671	0.7%
	Pool FM8579
	Pool FM8769
	Pool FM8435
	Pool FM8780

194,114,322	Federal National Mortgage Association Pass-Thru,	3.50%		11/01/2051	175,792,911	0.5%
	Pool FM9958
	Pool FS0009

96,446,998	Federal National Mortgage Association Pass-Thru,	3.00%		11/01/2046	85,473,808	0.2%
	Pool MA2806
	Pool AS8269
	Pool BC9003
	Pool AS8356

101,466,236	Federal National Mortgage Association Pass-Thru,	2.50%		04/01/2051	85,800,055	0.2%
	Pool MA4306

200,381,483	Federal National Mortgage Association Pass-Thru,	4.50%		08/01/2052	191,620,564	0.5%
	Pool MA4701
	Pool FS2588

191,574,153	Federal National Mortgage Association REMICS,	3.00%	(h)	10/25/2044	168,827,712	0.5%
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2016-32-LA
	Series 2014-67-DZ

	Federal National Mortgage Association,
217,500,000	Pool AN6680	3.37%		11/01/2047	172,353,601	0.5%

	Federal National Mortgage Association,
171,306,627	Pool BM6831	1.93%	(c)	10/01/2033	133,707,212	0.4%

	Federal National Mortgage Association,
177,368,217	Pool BM6857	1.83%	(c)	12/01/2031	143,058,824	0.4%

	Federal National Mortgage Association,
90,784,709	Series 2014-M11-1A	3.23%	(c)	08/25/2024	88,359,469	0.2%
5,581,709,343	Federal National Mortgage Association	1.10% – 6.50%		04/01/2026 – 09/01/2053	4,752,183,316	13.6%
4,676,436,521	Federal National Mortgage Association	0.48% – 2.55%		12/25/2027 – 12/25/2033	289,997,238	0.8%
2,082,461,864	Federal National Mortgage Association REMICS	0.00% – 26.80%	(c)(d)(e)(f)(h)	01/25/2026 – 09/25/2060	1,534,686,208	4.4%

	Government National Mortgage Association Pass-Thru,
98,278,592	Pool 785401	2.50%		10/20/2050	83,880,105	0.2%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	27

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

234,947,927	Government National Mortgage Association Pass-Thru,	2.50%		03/20/2051	201,859,012	0.6%
	Pool 785412
	Pool 785595
	Pool 785374
	Pool MA7255
	Pool CB2017
	Pool CB4182
	Pool CB5487

109,315,209	Government National Mortgage Association Pass-Thru,	2.50%		08/20/2051	93,943,000	0.3%
	Pool 785609
	Pool 785639
	Pool 785638
10,680,960,283	Government National Mortgage Association	0.00% – 17.87%	(c)(d)(e)(f)(h)	08/20/2033 – 07/16/2064	1,173,319,455	3.4%
113,903,001	Government National Mortgage Association Pass-Thru	2.00% – 3.50%		01/20/2045 – 10/20/2051	95,860,266	0.3%
139,849,000	STRU, Series JPM-4565-DUS	4.33%	(c)	11/30/2052	135,828,341	0.4%

Other US Government and Agency Mortgage Backed Obligations(a)					259,563,717	0.7%

	Total US Government and Agency Mortgage Backed Obligations (Cost $17,525,498,741)				15,129,165,585	43.3%

US GOVERNMENT AND AGENCY OBLIGATIONS

710,000,000	United States Treasury Notes	2.75%		08/15/2032	649,317,188	1.9%
1,500,000,000	United States Treasury Notes	2.38%		05/15/2051	1,122,890,625	3.2%
1,370,000,000	United States Treasury Notes	3.00%		08/15/2052	1,182,695,312	3.4%

Other US Government and Agency Obligations(a)					48,915,936	0.1%

	Total US Government and Agency Obligations (Cost $3,544,752,949)				3,003,819,061	8.6%

SHORT TERM INVESTMENTS

158,879,136	First American Government Obligations Fund - Class U	2.79%	(g)		158,879,136	0.5%
158,640,970	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(g)		158,640,970	0.5%
158,640,969	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(g)		158,640,969	0.4%

	Total Short Term Investments (Cost $476,161,075)				476,161,075	1.4%

	Total Investments (Cost $40,765,091,932)				34,789,846,873	99.6%
	Other Assets in Excess of Liabilities				152,977,432	0.4%

	NET ASSETS				$34,942,824,305	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	43.3%
Non-Agency Residential Collateralized Mortgage Obligations	27.7%
Non-Agency Commercial Mortgage Backed Obligations	9.3%
US Government and Agency Obligations	8.6%
Asset Backed Obligations	5.5%
Collateralized Loan Obligations	3.8%
Short Term Investments	1.4%
Other Assets and Liabilities	0.4%

100.0%

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Includes securities where coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Includes interest only securities

(e)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(f)	Includes principal only securities

(g)	Seven-day yield as of period end

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

(h)

Includes securities that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(i)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

Futures Contracts

Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Value/ Unrealized Appreciation (Depreciation)
10-Year US Treasury Ultra Note Future	Long	1,909	12/20/2022	226,186,672	$3,168,490
US Treasury Ultra Long Bond Future	Long	3,240	12/20/2022	443,880,000	(2,524,464)

					$644,026

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	29

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Primrose Funding LLC,
19,450,000	Series 2019-1A-A2	4.48%	(b)	07/30/2049	17,766,130	0.2%

Other Asset Backed Obligations(a)					331,325,013	4.4%

	Total Asset Backed Obligations (Cost $390,204,606)				349,091,143	4.6%

BANK LOANS(a)
	Total Bank Loans (Cost $321,011,919)				297,257,568	3.8%

COLLATERALIZED LOAN OBLIGATIONS(a)
	Total Collateralized Loan Obligations (Cost $375,617,835)				334,862,528	4.4%

FOREIGN CORPORATE BONDS
21,075,000	Toronto-Dominion Bank	4.69%		09/15/2027	20,395,858	0.3%

Other Foreign Corporate Bonds(a)					488,057,355	6.4%

	Total Foreign Corporate Bonds (Cost $640,868,699)				508,453,213	6.7%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(a)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $153,800,241)				110,839,745	1.5%

MUNICIPAL BONDS(a)
	Total Municipal Bonds (Cost $6,280,121)				5,527,884	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS(a)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $645,560,670)				506,930,496	6.6%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust,
28,116,614	Series 2019-A-PT1	3.92%	(b)	10/25/2058	23,412,952	0.3%
51,353,088	Series 2021-RP2-A1	1.75%	(b)(c)	03/25/2065	46,603,318	0.6%

	CSMC Trust,
31,944,922	Series 2020-RPL1-PT1	3.35%	(b)(c)	10/25/2069	27,659,242	0.4%

	Federal Home Loan Mortgage Corporation STACR REMIC Trust,
20,000,000	Series 2021-HQA2-M2 (Secured Overnight Financing Rate 30 Day Average + 2.05%)	4.33%	(b)	12/27/2033	17,817,304	0.2%
25,000,000	Series 2022-DNA3-M1B (Secured Overnight Financing Rate 30 Day Average + 2.90%)	5.18%	(b)	04/25/2042	23,655,215	0.3%

	Impac Secured Assets Trust,
26,846,309	Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	3.62%		02/25/2037	24,027,677	0.3%

	Legacy Mortgage Asset Trust,
24,712,272	Series 2019-RPL3-PT1	4.30%	(b)	06/25/2058	22,213,325	0.3%

	Redwood Funding Trust,
21,202,437	Series 2019-1-PT	4.47%	(b)(d)	09/27/2024	20,753,897	0.3%

	Securitized Mortgage Asset Loan Trust,
25,278,136	Series 2015-1-PC	3.30%	(b)(c)	02/25/2045	21,676,441	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					745,224,120	9.7%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,119,717,495)				973,043,491	12.7%

US CORPORATE BONDS(a)
	Total US Corporate Bonds (Cost $1,450,496,039)				1,198,644,050	15.7%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation Pass-Thru,
66,508,804	Pool SD7538	2.00%		04/01/2051	54,491,018	0.7%

	Federal Home Loan Mortgage Corporation Pass-Thru,
25,881,789	Pool SD8221	3.50%		06/01/2052	23,355,312	0.3%

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

61,550,405	Federal Home Loan Mortgage Corporation Pass-Thru	2.00% – 4.50%		04/01/2047 – 08/01/2052	54,932,088	0.7%

	Federal Home Loan Mortgage Corporation REMICS,
34,934,000	Series 5138-HM	2.00%		04/25/2051	27,443,169	0.4%
87,148,488	Federal Home Loan Mortgage Corporation REMICS	2.13% – 7.65%	(c)(e)(f)(g)(h)	12/15/2030 – 01/15/2054	71,119,895	0.9%

	Federal National Mortgage Association Pass-Thru,
34,407,591	Pool FM2310	3.00%		01/01/2048	30,496,169	0.4%

	Federal National Mortgage Association Pass-Thru,
32,804,994	Pool FM8214	4.00%		05/01/2049	31,009,406	0.4%

	Federal National Mortgage Association Pass-Thru,
26,347,226	Pool FM8972	4.00%		06/01/2049	24,909,032	0.3%

	Federal National Mortgage Association Pass-Thru,
60,684,014	Pool FM9993	3.50%		07/01/2051	55,307,193	0.7%

	Federal National Mortgage Association Pass-Thru,
41,652,828	Pool FS0174	2.50%		01/01/2052	35,101,860	0.5%

	Federal National Mortgage Association Pass-Thru,
55,296,139	Pool FS1472	3.50%		11/01/2050	50,349,609	0.7%

	Federal National Mortgage Association Pass-Thru,
28,776,956	Pool MA4237	2.00%		01/01/2051	23,486,734	0.3%

	Federal National Mortgage Association Pass-Thru,
73,420,746	Pool MA4326	2.50%		05/01/2051	61,965,176	0.8%

	Federal National Mortgage Association Pass-Thru,
36,517,403	Pool MA4655	4.00%		07/01/2052	33,958,250	0.4%

	Federal National Mortgage Association Pass-Thru,
32,264,384	Pool MA4709	5.00%		07/01/2052	31,494,408	0.4%
196,937,921	Federal National Mortgage Association Pass-Thru	2.00% – 5.00%		12/01/2029 – 12/01/2051	172,349,521	2.3%

	Federal National Mortgage Association REMICS,
33,828,011	Series 2018-35-PO	0.00%	(h)	05/25/2048	24,385,280	0.3%
32,425,649	Series 2020-49-ZD	2.00%	(e)	07/25/2050	21,093,738	0.3%
25,406,115	Series 2022-28-Z	2.50%	(e)	02/25/2052	18,417,434	0.2%
66,236,204	Series 2022-3-ZW	2.00%	(e)	02/25/2052	38,680,870	0.5%
143,355,857	Federal National Mortgage Association REMICS	0.00% – 15.54%	(e)(f)(g)(h)	04/25/2026 – 06/25/2057	82,308,280	1.1%

94,629,000	Federal National Mortgage Association,	2.14%		10/01/2029	81,915,596	1.1%
	Pool BL4421
	Pool BL4425
	Pool BL4424

	Federal National Mortgage Association,
32,930,000	Pool BL4592	2.28%		11/01/2029	28,625,981	0.4%

	Federal National Mortgage Association,
36,599,790	Pool BS4941	2.46%		04/01/2032	30,762,338	0.4%

76,670,477	Government National Mortgage Association Pass-Thru,	2.50%		10/20/2051	65,382,011	0.9%
	Pool 785662
	Pool 785713

	Government National Mortgage Association Pass-Thru,
14,065,544	Pool 785764	2.50%		11/20/2051	12,076,331	0.2%

Other US Government and Agency Mortgage Backed Obligations(a)					97,196,459	1.2%

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,491,247,455)				1,282,613,158	16.8%

US GOVERNMENT AND AGENCY OBLIGATIONS

213,000,000	United States Treasury Notes	3.50%		09/15/2025	208,673,438	2.7%
98,100,000	United States Treasury Notes	0.38%		11/30/2025	86,992,857	1.1%
199,950,000	United States Treasury Notes	2.75%		07/31/2027	188,312,286	2.5%
76,100,000	United States Treasury Notes	1.25%		03/31/2028	65,633,278	0.9%
174,650,000	United States Treasury Notes	2.63%		07/31/2029	160,527,909	2.1%
92,000,000	United States Treasury Notes	2.88%		05/15/2032	85,078,437	1.1%
74,650,000	United States Treasury Notes	2.75%		08/15/2032	68,269,758	0.9%
74,000,000	United States Treasury Notes	2.25%		05/15/2041	55,984,180	0.7%
113,800,000	United States Treasury Notes	3.25%		05/15/2042	101,033,063	1.3%
468,000,000	United States Treasury Notes	1.25%		05/15/2050	262,162,265	3.4%
63,400,000	United States Treasury Notes	2.88%		05/15/2052	53,186,656	0.7%
68,000,000	United States Treasury Notes	3.00%		08/15/2052	58,703,125	0.8%
43,650,000	United States Treasury Notes	2.63% – 3.25%		06/30/2024 – 06/30/2029	42,126,611	0.6%

	Total US Government and Agency Obligations (Cost $1,561,630,619)				1,436,683,863	18.8%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	31

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
AFFILIATED MUTUAL FUNDS

11,446,899	DoubleLine Global Bond Fund (Class I)				90,659,441	1.2%
36,335,486	DoubleLine Infrastructure Income Fund (Class I)				319,025,568	4.2%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				34,800,000	0.4%

	Total Affiliated Mutual Funds (Cost $526,627,597)				444,485,009	5.8%

COMMON STOCKS(a)
	Total Common Stocks (Cost $12,135,001)				3,259,088	0.0%

ESCROW NOTES(a)
	Total Escrow Notes (Cost $—)				5,297	0.0%

RIGHTS(a)
	Total Rights (Cost $—)				17,848	0.0%

WARRANTS(a)
	Total Warrants (Cost $—)				7,804	0.0%

SHORT TERM INVESTMENTS

30,029,386	First American Government Obligations Fund - Class U	2.79%	(i)		30,029,386	0.4%
30,029,386	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(i)		30,029,386	0.4%
30,029,386	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(i)		30,029,386	0.4%

Other Short Term Investments(a)					6,126,598	0.1%

	Total Short Term Investments (Cost $96,267,892)				96,214,756	1.3%

	Total Investments (Cost $8,791,466,189)				7,547,936,941	98.8%
	Other Assets in Excess of Liabilities				87,931,830	1.2%

	NET ASSETS				$7,635,868,771	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.8%
US Government and Agency Mortgage Backed Obligations	16.8%
US Corporate Bonds	15.7%
Non-Agency Residential Collateralized Mortgage Obligations	12.7%
Foreign Corporate Bonds	6.7%
Non-Agency Commercial Mortgage Backed Obligations	6.6%
Affiliated Mutual Funds	5.8%
Asset Backed Obligations	4.6%
Collateralized Loan Obligations	4.4%
Bank Loans	3.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.5%
Short Term Investments	1.3%
Municipal Bonds	0.1%
Common Stocks	0.0%	(j)
Escrow Notes	0.0%	(j)
Rights	0.0%	(j)
Warrants	0.0%	(j)
Other Assets and Liabilities	1.2%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.8%
US Government and Agency Mortgage Backed Obligations	16.8%
Non-Agency Residential Collateralized Mortgage Obligations	12.7%
Non-Agency Commercial Mortgage Backed Obligations	6.6%
Affiliated Mutual Funds	5.8%
Banking	4.9%
Asset Backed Obligations	4.6%
Collateralized Loan Obligations	4.4%
Energy	2.4%
Utilities	1.9%
Technology	1.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.5%
Short Term Investments	1.3%
Finance	1.1%
Telecommunications	1.1%
Healthcare	1.1%
Media	1.0%
Transportation	0.9%
Retailers (other than Food/Drug)	0.9%
Insurance	0.8%
Automotive	0.7%
Electronics/Electric	0.7%
Real Estate	0.7%
Food Products	0.6%

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Aerospace & Defense	0.6%
Business Equipment and Services	0.6%
Pharmaceuticals	0.6%
Chemicals/Plastics	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Commercial Services	0.4%
Diversified Manufacturing	0.4%
Mining	0.4%
Pulp & Paper	0.3%
Leisure	0.3%
Industrial Equipment	0.2%
Containers and Glass Products	0.2%
Construction	0.2%
Building and Development (including Steel/Metals)	0.2%
Beverage and Tobacco	0.2%
Food Service	0.2%
Financial Intermediaries	0.1%
Municipal Bonds	0.1%
Consumer Products	0.1%
Chemical Products	0.0%	(j)
Environmental Control	0.0%	(j)
Cosmetics/Toiletries	0.0%	(j)
Food/Drug Retailers	0.0%	(j)
Trading Companies & Distributors	0.0%	(j)
Other Assets and Liabilities	1.2%

	100.0%

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Includes securities where coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(e)

Includes securities that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(f)	Includes interest only securities

(g)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(h)	Includes principal only securities

(i)	Seven-day yield as of period end

(j)	Represents less than 0.05% of net assets

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation)/Value
10-Year US Treasury Ultra Note Future	Long	390	12/20/2022	46,208,906	$647,308
US Treasury Ultra Long Bond Future	Long	335	12/20/2022	45,895,000	457,010

					$1,104,318

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	33

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)

Affiliated Mutual Funds

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2022 is as follows:

Fund	Value at March 31, 2022	Gross Purchases	Gross Sales	Shares Held at September 30, 2022	Value at September 30, 2022	Change in Unrealized for the Period Ended September 30, 2022	Dividend Income Earned for the Period Ended September 30, 2022	Net Realized Gain (Loss) for the Period Ended September 30, 2022
DoubleLine Infrastructure Income Fund (Class I)	$441,672,848	$—	$(86,100,000)	36,335,486	$319,025,568	$(26,824,204)	$5,116,158	$(9,723,076)
DoubleLine Global Bond Fund (Class I)	208,481,214	—	(102,100,000)	11,446,899	90,659,441	(8,402,201)	—	(7,319,572)
DoubleLine Long Duration Total Return Bond Fund (Class I)	44,200,000	—	—	5,000,000	34,800,000	(9,400,000)	599,652	—

	$694,354,062	$—	$(188,200,000)	52,782,385	$444,485,009	$(44,626,405)	$5,715,810	$(17,042,648)

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 67.6%

ARGENTINA 0.6%
1,000,000	Pampa Energia S.A.	9.13%	(b)	04/15/2029	841,351
150,000	Pampa Energia S.A.	9.13%		04/15/2029	126,203
5,050,320	SCC Power PLC (4.00% + 4.00% PIK)	8.00%	(b)	12/31/2028	1,956,999
2,735,590	SCC Power PLC (4.00% or 4.00% PIK)	4.00%	(b)	05/17/2032	240,732

					3,165,285

BRAZIL 4.6%
4,000,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	(a)	04/15/2024	3,449,840
3,400,000	Banco do Brasil S.A. (10 Year CMT Rate + 6.36%)	9.00%	(a)	06/18/2024	3,382,099
505,000	Banco do Estado do Rio Grande do Sul S.A. (5 Year CMT Rate + 4.93%)	5.38%	(b)	01/28/2031	452,101
400,000	Banco do Estado do Rio Grande do Sul S.A. (5 Year CMT Rate + 4.93%)	5.38%		01/28/2031	358,100
1,929,352	Invepar Holdings	0.00%	(c)(d)	12/30/2028	—
3,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	2,567,925
7,200,000	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	5,429,736
1,500,000	Movida Europe S.A.	5.25%		02/08/2031	1,067,354
1,688,910	MV24 Capital B.V.	6.75%		06/01/2034	1,430,558
5,000,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	4,081,913
775,000	Simpar Europe S.A.	5.20%		01/26/2031	547,603
700,000	Suzano Austria GmbH	3.13%		01/15/2032	504,819

					23,272,048

CHILE 9.2%
1,000,000	AES Andes S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	862,500
4,800,000	AES Andes S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(b)	03/26/2079	4,220,160
4,803,000	AES Andes S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	4,222,798
2,300,000	Agrosuper S.A.	4.60%	(b)	01/20/2032	1,869,823
2,000,000	Antofagasta PLC	2.38%		10/14/2030	1,498,730
2,900,000	CAP S.A.	3.90%	(b)	04/27/2031	2,053,612
4,350,000	CAP S.A.	3.90%		04/27/2031	3,080,418
12,135,000	Chile Electricity PEC S.p.A.	0.00%	(b)	01/25/2028	8,605,282
3,346,750	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	3,003,440
4,271,960	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	3,897,395
2,000,000	Engie Energia Chile S.A.	3.40%		01/28/2030	1,510,134
8,240,000	Guacolda Energia S.A.	4.56%		04/30/2025	2,850,218
4,200,000	Inversiones La Construccion S.A.	4.75%		02/07/2032	3,117,828
3,300,000	Mercury Chile Holdco LLC	6.50%	(b)	01/24/2027	2,887,698
400,000	Telefonica Moviles Chile S.A.	3.54%	(b)	11/18/2031	315,072
1,800,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	1,218,663
4,000,000	VTR Finance NV	6.38%		07/15/2028	2,250,000

					47,463,771

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLOMBIA 9.4%
450,000	AI Candelaria Spain S.A.	7.50%		12/15/2028	389,106
3,800,000	AI Candelaria Spain S.A.	5.75%	(b)	06/15/2033	2,592,360
3,030,000	AI Candelaria Spain S.A.	5.75%		06/15/2033	2,067,066
2,850,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65%	(a)(b)	04/22/2031	2,094,212
7,400,000	Ecopetrol S.A.	4.63%		11/02/2031	5,190,915
1,050,000	Ecopetrol S.A.	5.88%		05/28/2045	637,434
10,550,000	Ecopetrol S.A.	5.88%		11/02/2051	6,272,766
10,200,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	7,422,132
4,392,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	3,094,450
956,800	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	883,151
400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	(b)	02/15/2025	330,320
9,700,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	8,010,262
2,100,000	Gran Tierra Energy, Inc.	7.75%	(b)	05/23/2027	1,642,346
9,051,000	Oleoducto Central S.A.	4.00%		07/14/2027	6,999,503

					47,626,023

DOMINICAN REPUBLIC 0.9%
5,400,000	AES Andres B.V.	5.70%	(b)	05/04/2028	4,442,985

GUATEMALA 0.0%
180,000	Millicom International Cellular S.A.	5.13%		01/15/2028	150,262

INDIA 7.9%
3,000,000	Adani International Container Terminal Private Ltd.	3.00%	(b)	02/16/2031	2,309,009
4,242,188	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	3,265,082
2,400,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	2,085,410
900,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	750,021
4,450,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	3,205,178
1,380,000	JSW Hydro Energy Ltd.	4.13%	(b)	05/18/2031	1,084,845
6,900,000	JSW Steel Ltd.	5.05%		04/05/2032	4,921,235
4,550,000	Network i2i Ltd. (5 Year CMT Rate + 3.39%)	3.98%	(a)	03/03/2026	3,714,615
200,000	Periama Holdings LLC	5.95%		04/19/2026	173,660
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	545,886
5,500,000	Reliance Industries Ltd.	2.88%		01/12/2032	4,316,278
1,100,000	UltraTech Cement Ltd.	2.80%		02/16/2031	851,273
700,000	UPL Corporation Ltd.	4.50%		03/08/2028	579,896
4,500,000	UPL Corporation Ltd.	4.63%		06/16/2030	3,625,684
4,800,000	Vedanta Resources Finance PLC	9.25%	(b)	04/23/2026	2,707,335
10,900,000	Vedanta Resources Ltd.	6.13%		08/09/2024	6,461,901

					40,597,308

INDONESIA 6.2%
3,400,000	Freeport Indonesia PT	5.32%	(b)	04/14/2032	2,830,500
3,500,000	Freeport Indonesia PT	6.20%		04/14/2052	2,693,161
1,350,000	Freeport-McMoRan, Inc.	4.38%		08/01/2028	1,217,632
5,200,000	Freeport-McMoRan, Inc.	4.63%		08/01/2030	4,567,154
400,000	Indonesia Asahan Aluminium Persero PT	5.80%		05/15/2050	302,112
7,252,200	LLPL Capital Pte Ltd.	6.88%	(b)	02/04/2039	5,847,304
3,583,440	LLPL Capital Pte Ltd.	6.88%		02/04/2039	2,889,256

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	35

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,100,000	Minejesa Capital B.V.	4.63%		08/10/2030	5,063,000
9,300,000	Minejesa Capital B.V.	5.63%		08/10/2037	6,662,287

					32,072,406

ISRAEL 0.6%
2,100,000	Bank Hapoalim B.M.	3.26%	(b)(f)	01/21/2032	1,755,325
1,426,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28%	(b)	01/29/2031	1,215,665

					2,970,990

JAMAICA 0.3%
2,187,019	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(b)	04/01/2025	866,079
3,115,719	Digicel Group Holdings Ltd. (7.00% PIK)	7.00%	(a)(b)	10/17/2022	545,251

					1,411,330

KOREA 2.2%
3,200,000	Korea Development Bank	1.63%		01/19/2031	2,536,155
4,500,000	Korea Development Bank	2.00%		10/25/2031	3,611,607
1,100,000	LG Chem Ltd.	2.38%	(b)	07/07/2031	861,943
4,600,000	Shinhan Financial Group Company Ltd. (5 Year CMT Rate + 2.06%)	2.88%	(a)(b)	05/12/2026	3,949,330

					10,959,035

KUWAIT 0.5%
3,000,000	Equate Petrochemical B.V.	2.63%		04/28/2028	2,548,161

MALAYSIA 0.6%
3,600,000	Petronas Capital Ltd.	2.48%		01/28/2032	2,960,198

MEXICO 5.9%
800,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.03%)	6.63%	(a)	01/24/2032	629,330
5,900,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	(a)	01/10/2028	5,246,663
5,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(a)(b)	06/27/2029	4,272,875
4,850,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	4,020,689
1,500,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88%		09/13/2034	1,286,460
2,400,000	Braskem Idesa SAPI	6.99%		02/20/2032	1,608,000
5,800,000	CEMEX, S.A.B de C.V. (5 Year CMT Rate + 4.53%)	5.13%	(a)	06/08/2026	4,654,500
5,200,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(a)(d)	11/29/2022	84,500
4,600,000	Mexarrend SAPI de C.V.	10.25%	(b)	07/24/2024	1,361,073
2,596,515	Mexico Generadora de Energia S. de R.L.	5.50%		12/06/2032	2,298,539
7,400,000	Petroleos Mexicanos	6.75%		09/21/2047	4,137,451
16,033,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(a)(d)	01/29/2025	561,155

					30,161,235

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PANAMA 1.7%
700,000	Banco Nacional de Panama	2.50%	(b)	08/11/2030	514,552
3,650,000	C&W Senior Financing	6.88%		09/15/2027	2,987,142
4,911,841	UEP Penonome S.A.	6.50%	(b)	10/01/2038	4,248,742
1,408,000	UEP Penonome S.A.	6.50%		10/01/2038	1,217,920

					8,968,356

PARAGUAY 0.3%
1,731,822	Bioceanico Sovereign Certificate Limited	0.00%		06/05/2034	1,101,475
560,000	Rutas 2 and 7 Finance Ltd.	0.00%		09/30/2036	339,377

					1,440,852

PERU 4.8%
1,500,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%	(b)	07/01/2030	1,314,774
3,150,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	2,761,025
4,485,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	4,003,042
3,057,712	Fenix Power Peru S.A.	4.32%		09/20/2027	2,823,506
5,954,000	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	5,321,388
2,500,000	Inkia Energy Ltd.	5.88%		11/09/2027	2,305,362
2,110,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	1,873,532
4,700,000	Petroleos del Peru S.A.	4.75%		06/19/2032	3,328,346
1,400,000	Petroleos del Peru S.A.	5.63%		06/19/2047	843,710

					24,574,685

QATAR 1.3%
8,500,000	Qatar Energy	2.25%		07/12/2031	6,866,121

SAUDI ARABIA 1.2%
5,800,000	EIG Pearl Holdings SARL	3.55%		08/31/2036	4,642,848
2,000,000	SA Global Sukuk Ltd.	2.69%	(b)	06/17/2031	1,691,062

					6,333,910

SINGAPORE 5.9%
3,000,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	2,642,730
2,000,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(b)	09/10/2030	1,791,970
800,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	716,788
3,900,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	3,317,810
4,000,000	PSA Treasury Pte Ltd.	2.25%		04/30/2030	3,354,467
738,000	SingTel Group Treasury Pte Ltd.	2.38%		08/28/2029	632,958
4,400,000	SingTel Group Treasury Pte Ltd.	1.88%		06/10/2030	3,538,619
6,800,000	Temasek Financial Ltd.	1.00%	(b)	10/06/2030	5,249,361
5,100,000	Temasek Financial Ltd.	1.00%		10/06/2030	3,937,021
6,100,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	5,339,208

					30,520,932

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SOUTH AFRICA 1.0%
1,950,000	AngloGold Ashanti Holdings PLC	3.75%		10/01/2030	1,515,358
5,300,000	Sasol Financing USA LLC	5.50%		03/18/2031	4,010,086

					5,525,444

THAILAND 0.0%
300,000	Kasikornbank PCL (5 Year CMT Rate + 3.34%)	4.00%	(a)	02/10/2027	241,221

UNITED ARAB EMIRATES 2.3%
10,541,124	Galaxy Pipeline Assets Bidco Ltd.	2.16%	(b)	03/31/2034	8,688,659
1,100,000	Galaxy Pipeline Assets Bidco Ltd.	2.63%		03/31/2036	853,743
2,802,937	Galaxy Pipeline Assets Bidco Ltd.	2.94%		09/30/2040	2,138,956

					11,681,358

VIETNAM 0.2%
1,300,000	Mong Duong Finance Holdings B.V.	5.13%		05/07/2029	1,023,174

	Total Foreign Corporate Bonds (Cost $463,539,787)				346,977,090

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 30.4%

BRAZIL 1.1%
1,000,000	Brazilian Government International Bond	5.00%		01/27/2045	729,227
6,600,000	Brazilian Government International Bond	5.63%		02/21/2047	5,107,417

					5,836,644

CHILE 3.4%
3,500,000	Chile Government International Bond	2.55%		01/27/2032	2,754,078
4,500,000	Chile Government International Bond	2.55%		07/27/2033	3,378,754
4,050,000	Chile Government International Bond	3.10%		05/07/2041	2,754,222
9,000,000	Chile Government International Bond	3.50%		01/25/2050	6,147,049
4,900,000	Chile Government International Bond	3.10%		01/22/2061	2,851,384

					17,885,487

COLOMBIA 4.9%
10,000,000	Colombia Government International Bond	3.13%		04/15/2031	6,951,637
15,400,000	Colombia Government International Bond	3.25%		04/22/2032	10,446,826
8,200,000	Colombia Government International Bond	5.00%		06/15/2045	4,994,192
5,100,000	Colombia Government International Bond	4.13%		05/15/2051	2,751,029

					25,143,684

DOMINICAN REPUBLIC 2.6%
16,400,000	Dominican Republic International Bond	4.88%	(b)	09/23/2032	12,391,205
1,600,000	Dominican Republic International Bond	6.00%	(b)	02/22/2033	1,306,251

					13,697,456

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
INDONESIA 2.6%
1,100,000	Indonesia Government International Bond	4.35%	01/11/2048	868,656
10,700,000	Indonesia Government International Bond	3.70%	10/30/2049	7,601,586
6,700,000	Perusahaan Penerbit	3.80%	06/23/2050	4,884,809

				13,355,051

KOREA 0.0%
200,000	Korea International Bond	2.75%	01/19/2027	187,012

MEXICO 5.4%
1,300,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%	08/11/2031	1,122,409
4,000,000	Mexico Government International Bond	2.66%	05/24/2031	3,076,736
17,650,000	Mexico Government International Bond	4.28%	08/14/2041	12,881,628
2,800,000	Mexico Government International Bond	4.35%	01/15/2047	1,984,905
12,800,000	Mexico Government International Bond	4.40%	02/12/2052	8,862,287

				27,927,965

PANAMA 3.4%
7,700,000	Panama Government International Bond	2.25%	09/29/2032	5,440,695
3,100,000	Panama Government International Bond	4.30%	04/29/2053	2,078,864
2,200,000	Panama Government International Bond	4.50%	04/01/2056	1,492,641
14,100,000	Panama Government International Bond	3.87%	07/23/2060	8,421,767

				17,433,967

PERU 0.6%
4,300,000	Peruvian Government International Bond	3.30%	03/11/2041	2,981,688

PHILIPPINES 3.0%
5,000,000	Philippine Government International Bond	1.65%	06/10/2031	3,771,776
2,400,000	Philippine Government International Bond	3.70%	03/01/2041	1,838,396
8,700,000	Philippine Government International Bond	3.70%	02/02/2042	6,653,563
3,200,000	Philippine Government International Bond	2.95%	05/05/2045	2,089,956
2,200,000	Philippine Government International Bond	2.65%	12/10/2045	1,363,669

				15,717,360

SAUDI ARABIA 2.1%
15,700,000	Saudi Government International Bond	3.45%	02/02/2061	10,700,916

SINGAPORE 0.3%
2,000,000	Temasek Financial Ltd.	1.63%	08/02/2031	1,576,992

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	37

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SOUTH AFRICA 1.0%
4,600,000	Republic of South Africa Government Bond	4.30%		10/12/2028	3,839,363
600,000	Republic of South Africa Government Bond	5.88%		04/20/2032	497,156
800,000	Republic of South Africa Government Bond	7.30%		04/20/2052	612,244

					4,948,763

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $222,505,221)				157,392,985

COMMON STOCKS 0.2%
177,367	Frontera Energy Corporation(e)				1,294,779

	Total Common Stocks (Cost $15,056,659)				1,294,779

WARRANTS 0.0%(h)
1,609,815	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00(c)(e)				—

	Total Warrants (Cost $—)				—

SHORT TERM INVESTMENTS 0.0%(h)
28	First American Government Obligations Fund - Class U	2.79%	(g)		28
29	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(g)		29
29	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(g)		29

	Total Short Term Investments (Cost $86)				86

	Total Investments 98.2% (Cost $701,101,753)				505,664,940
	Other Assets in Excess of Liabilities 1.8%				9,134,046

	NET ASSETS 100.0%				$514,798,986

INVESTMENT BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	30.4%
Utilities	17.0%
Energy	12.5%
Banking	11.1%
Transportation	9.8%
Mining	5.6%
Finance	3.5%
Telecommunications	3.1%
Building and Development (including Steel/Metals)	2.1%
Chemicals/Plastics	1.8%
Chemical Products	0.8%
Consumer Products	0.4%
Pulp & Paper	0.1%
Short Term Investments	0.0%	(h)
Construction	0.0%	(h)
Other Assets and Liabilities	1.8%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Colombia	14.5%
Chile	12.6%
Mexico	11.3%
Indonesia	8.8%
India	7.9%
Singapore	6.2%
Brazil	5.7%
Peru	5.4%
Panama	5.1%
Dominican Republic	3.5%
Saudi Arabia	3.3%
Philippines	3.0%
United Arab Emirates	2.3%
Korea	2.2%
South Africa	2.0%
Qatar	1.3%
Argentina	0.6%
Israel	0.6%
Malaysia	0.6%
Kuwait	0.5%
Paraguay	0.3%
Jamaica	0.3%
Vietnam	0.2%
Thailand	0.0%	(h)
Guatemala	0.0%	(h)
United States	0.0%	(h)
Other Assets and Liabilities	1.8%

	100.0%

(a)	Perpetual maturity. The date disclosed is the next call date of the security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Value determined using significant unobservable inputs.

(d)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(e)	Non-income producing security

(f)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(g)	Seven-day yield as of period end

(h)	Represents less than 0.05% of net assets

BRL	Brazilian Real

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.2%

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-SUB	0.00%	(b)(c)(d)(e)	04/17/2025	50,000

	Total Collateralized Loan Obligations (Cost $364,357)				50,000

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 21.0%

	Adjustable Rate Mortgage Trust,
105,856	Series 2006-1-2A1	3.73%	(c)	03/25/2036	65,783

	AMSR Trust,
500,000	Series 2021-SFR3-G	3.80%	(e)	10/09/2026	416,376

	Banc of America Alternative Loan Trust,
258,901	Series 2006-7-A4	6.50%		10/25/2036	78,778

	BCAP LLC Trust,
21,797	Series 2007-AA2-2A5	6.00%		04/25/2037	11,918

	Chase Mortgage Finance Trust,
139,831	Series 2006-S2-1A13	6.25%		10/25/2036	62,947

	Chaseflex Trust,
99,516	Series 2007-M1-2F4	4.12%	(i)	08/25/2037	82,912

	CHL Mortgage Pass-Through Trust,
98,287	Series 2007-10-A5	6.00%		07/25/2037	53,097

	CHL Mortgage Pass-Through Trust,
5,682	Series 2007-4-1A5	6.50%		05/25/2037	2,955

	CitiMortgage Alternative Loan Trust,
93,311	Series 2007-A6-1A11	6.00%		06/25/2037	82,696
362,373	Series 2005-28CB-3A6	6.00%		08/25/2035	179,885
155,437	Series 2005-48T1-A2	5.50%		11/25/2035	100,923
151,409	Series 2005-J8-1A5	5.50%		07/25/2035	117,165
258,424	Series 2006-32CB-A10	6.00%		11/25/2036	162,196
50,353	Series 2006-32CB-A16	5.50%		11/25/2036	29,960
696,532	Series 2006-J1-2A1	7.00%		02/25/2036	121,349
9,144	Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	15.71%	(g)	08/25/2037	7,828
6,786	Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	16.06%	(g)	09/25/2037	6,119

	Credit Suisse First Boston Mortgage Securities Corporation,
52,631	Series 2005-8-1A3	5.25%		09/25/2035	43,548

	CSMC Mortgage-Backed Trust,
20,898	Series 2006-9-4A1	6.00%		11/25/2036	14,161

	Deutsche Mortgage Securities, Inc.,
39,032	Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.18%	(e)(g)	04/15/2036	36,595
162,023	Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.18%	(e)(g)	04/15/2036	142,727

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	(c)	09/25/2036	66,093

	GSR Mortgage Loan Trust,
37,404	Series 2006-2F-2A20 (-1 x 1 Month LIBOR USD + 11.10%, 5.00% Floor, 11.10% Cap)	8.54%	(g)	02/25/2036	30,598

	Homeward Opportunities Fund Trust,
312,700	Series 2020-BPL1-A2	5.44%	(e)(j)	08/25/2025	313,101

	JP Morgan Alternative Loan Trust,
12,052	Series 2005-S1-2A11	6.00%		12/25/2035	8,975
247,862	Series 2006-S1-1A3	5.50%		03/25/2036	139,924

	JP Morgan Mortgage Acquisition Trust,
75,237	Series 2006-CH2-AF3	5.46%	(i)	10/25/2036	49,571

	Lehman Mortgage Trust,
73,520	Series 2005-1-3A3A	5.61%		07/25/2035	64,056

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
	Lehman Mortgage Trust, (Cont.)
32,226	Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.32%	(g)(h)	08/25/2036	2,063
2,014	Series 2006-4-1A4	6.00%		08/25/2036	1,664
587,519	Series 2007-10-2A1	6.50%		01/25/2038	206,053
257,359	Series 2007-5-11A1	4.69%	(c)	06/25/2037	165,686

	MASTR Resecuritization Trust,
111,365	Series 2008-4-A1	6.00%	(c)(e)	06/27/2036	88,428

	Morgan Stanley Mortgage Loan Trust,
187,398	Series 2007-13-6A1	6.00%		10/25/2037	113,806

	NMLT Trust,
500,000	Series 2021-INV2-B2	4.07%	(c)(e)	08/25/2056	344,314

	PRPM LLC,
500,000	Series 2022-5-A1	6.90%	(e)(j)	09/25/2027	496,017

	Progress Residential Trust,
400,000	Series 2021-SFR3-G	4.25%	(e)	05/19/2038	347,005

	RAMP Trust,
70,755	Series 2004-RS2-MII1 (1 Month LIBOR USD + 0.58%, 0.87% Floor, 14.00% Cap)	3.95%		02/25/2034	69,066

	Residential Accredit Loans, Inc.,
1,328	Series 2006-QS13-1A8	6.00%		09/25/2036	1,038
14,444	Series 2006-QS7-A4 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	3.48%		06/25/2036	10,566
43,332	Series 2006-QS7-A5 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	2.52%	(g)(h)	06/25/2036	2,377
27,681	Series 2006-QS8-A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor)	3.53%		08/25/2036	20,221
83,043	Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	2.47%	(g)(h)	08/25/2036	6,106

	Residential Asset Securitization Trust,
128,796	Series 2005-A11-1A4	5.50%		10/25/2035	92,214
11,870	Series 2005-A12-A12	5.50%		11/25/2035	7,268
302,449	Series 2007-A1-A8	6.00%		03/25/2037	108,852

	Washington Mutual Mortgage Pass-Through Certificates Trust,
193,886	Series 2006-8-A6	4.19%		10/25/2036	74,029

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $6,795,806)				4,649,009

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 7.6%

	Federal Home Loan Mortgage Corporation REMICS,
23,811	Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	3.61%	(g)(h)	01/15/2037	1,909
46,310	Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.23%	(g)(h)	08/15/2037	3,359
11,189	Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	3.57%	(g)(h)	11/15/2037	706
48,710	Series 3384-SG (-1 x 1 Month LIBOR USD + 6.31%, 6.31% Cap)	3.49%	(g)(h)	08/15/2036	4,261
7,938	Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	3.36%	(g)(h)	02/15/2038	541
22,862	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	2.83%	(g)(h)	03/15/2038	1,275
176,693	Series 3423-TG (-1 x 1 Month LIBOR USD + 6.00%, 0.35% Cap)	0.35%	(g)(h)	03/15/2038	850

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	39

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation REMICS, (Cont.)
15,648	Series 3500-SA (-1 x 1 Month LIBOR USD + 5.52%, 5.52% Cap)	2.70%	(g)(h)	01/15/2039	783
89,416	Series 3523-SM (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.18%	(g)(h)	04/15/2039	6,123
3,904	Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.13%	(g)(h)	08/15/2039	163
36,750	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	1.63%	(g)(h)	09/15/2040	1,272
61,087	Series 3758-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	3.21%	(g)(h)	11/15/2040	4,924
39,455	Series 3779-DZ	4.50%	(f)	12/15/2040	38,354
85,949	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.03%	(g)(h)	02/15/2041	7,084
27,604	Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	3.15%	(g)(h)	07/15/2041	1,501

	Federal National Mortgage Association REMICS,
37,874	Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	3.50%	(g)(h)	10/25/2036	3,594
18,753	Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	3.24%	(g)(h)	01/25/2037	1,770
146,387	Series 2007-39-AI (-1 x 1 Month LIBOR USD + 6.12%, 6.12% Cap)	3.04%	(g)(h)	05/25/2037	10,702
59,601	Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	3.54%	(g)(h)	10/25/2036	5,398
3,685	Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	3.67%	(g)(h)	07/25/2039	245
73,222	Series 2009-86-CI (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	2.72%	(g)(h)	09/25/2036	3,547
17,246	Series 2009-90-IA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	2.67%	(g)(h)	03/25/2037	918
15,608	Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	2.64%	(g)(h)	04/25/2037	748
94,313	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	2.59%	(g)(h)	05/25/2040	5,904
4,538	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	3.32%	(g)(h)	11/25/2040	43
253,566	Series 2012-30-DZ	4.00%		04/25/2042	241,505
1,322,668	Series 2013-53-ZC	3.00%	(f)	06/25/2043	1,182,837

	Government National Mortgage Association,
9,914	Series 2009-6-SM (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	2.94%	(g)(h)	02/20/2038	99
101,659	Series 2011-45-GZ	4.50%		03/20/2041	97,475
69,060	Series 2011-7-LS (-2 x 1 Month LIBOR USD + 9.88%, 9.88% Cap)	3.85%	(g)	12/20/2040	63,208

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,881,419)				1,691,098

AFFILIATED MUTUAL FUNDS 17.6%
124,955	DoubleLine Core Fixed Income Fund (Class R6)				1,148,336
188,730	DoubleLine Flexible Income Fund (Class R6)				1,587,215
131,152	DoubleLine Total Return Bond Fund (Class R6)				1,163,320

	Total Affiliated Mutual Funds (Cost $4,168,318)				3,898,871

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
REAL ESTATE INVESTMENT TRUSTS 2.6%
59,000	Chimera Investment Corporation				307,980
33,000	MFA Financial, Inc.				256,740

	Total Real Estate Investment Trusts (Cost $1,122,682				564,720

EXCHANGE TRADED FUNDS 11.7%
5,700	iShares 0-5 Year TIPS Bond ETF				547,827
17,800	iShares ESG MSCI USA Leaders ETF				1,099,328
14,500	iShares MSCI Canada Index ETF				446,020
13,473	KraneShares Global Carbon ETF				501,196

	Total Exchange Traded Funds (Cost $2,872,896)				2,594,371

SHORT TERM INVESTMENTS 44.4%
1,714,527	First American Government Obligations Fund - Class U	2.79%	(a)		1,714,527
1,714,527	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(a)		1,714,527
1,714,527	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(a)		1,714,527
500,000	United States Treasury Bills	0.00%	(k)	12/01/2022	497,622
300,000	United States Treasury Bills	0.00%	(k)	12/29/2022	297,683
100,000	United States Treasury Bills	0.00%		01/26/2023	98,918
1,080,000	United States Treasury Bills	0.00%	(k)	04/20/2023	1,058,676
2,800,000	United States Treasury Bills	0.00%	(k)	05/18/2023	2,738,361

	Total Short Term Investments (Cost $9,872,227)				9,834,841

	Total Investments 105.1% (Cost $27,077,705)				23,282,910
	Liabilities in Excess of Other Assets (5.1)%				(1,129,519)

	NET ASSETS 100.0%				$22,153,391

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	44.4%
Non-Agency Residential Collateralized Mortgage Obligations	21.0%
Affiliated Mutual Funds	17.6%
Exchange Traded Funds	11.7%
US Government and Agency Mortgage Backed Obligations	7.6%
Real Estate Investment Trusts	2.6%
Collateralized Loan Obligations	0.2%
Other Assets and Liabilities	(5.1)%

100.0%

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

(a)	Seven-day yield as of period end

(b)	Value determined using significant unobservable inputs.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(f)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(g)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(h)	Interest only security

(i)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(j)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(k)	All or a portion of this security has been pledged as collateral.

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount (1)	Unrealized Appreciation (Depreciation)/Value
US Treasury Ultra Long Bond Future	Long	3	12/20/2022	411,000	$(18,663)
10-Year US Treasury Ultra Note Future	Long	10	12/20/2022	1,184,844	(32,990)
E-Mini Russell 2000 Futures	Long	8	12/16/2022	667,920	(88,238)
MSCI Emerging Markets Index Future	Long	26	12/16/2022	1,132,950	(154,243)
MSCI EAFE Index Futures	Long	32	12/16/2022	2,656,960	(309,677)
E-Mini S&P 500 Index Future	Long	17	12/16/2022	3,061,275	(411,353)

					$(1,015,164)

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/Value
Shiller Barclays CAPE® US Sector II ER USD Index(i)	Barclays Capital, Inc.	Long	0.40%	Termination	10/31/2023	4,500,000	$—
Short Commodity Basket Swap(iii)	Morgan Stanley	Short	(0.22)%	Termination	10/06/2022	(1,400,000)	(2,649)
Long Commodity Basket Swap(ii)	Morgan Stanley	Long	0.19%	Termination	10/06/2022	1,400,000	(25,084)

							$(27,733)

(i)

Shiller Barclays CAPE® US Sector II ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2022, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

(ii)	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At September 30, 2022, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(iv)	Value of Index	Weightings
Morgan Stanley Sugar Roll	MSCYSB0	0.27	$110	16.9%
Morgan Stanley RBOB Roll	MSCYXB0	0.14	109	16.7%
Morgan Stanley Crude Oil Roll	MSCYCL0	0.43	109	16.6%
Morgan Stanley Gasoil Roll	MSCYQS0	0.14	109	16.6%
Morgan Stanley Heating Oil Roll	MSCYHO0	0.14	108	16.6%
Morgan Stanley Brent Oil Roll	MSCYCO0	0.18	108	16.6%

			$653	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	41

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)

(iii)	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At September 30, 2022, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(iv)	Value of Index	Weightings
Morgan Stanley Wheat Roll	MSCYWH0	0.37	$145	17.1%
Morgan Stanley Silver Roll	MSCYSI0	0.28	144	16.9%
Morgan Stanley Corn Roll	MSCYCN0	0.28	143	16.8%
Morgan Stanley Gold Roll	MSCYGC0	0.23	141	16.7%
Morgan Stanley Natural Gas Roll	MSCYNG0	0.70	139	16.4%
Morgan Stanley Soybeans Roll	MSCYSY0	0.22	137	16.1%

			$849	100.0%

(iv)

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

Affiliated Mutual Funds

A summary of the DoubleLine Multi-Asset Growth Fund’s investments in affiliated mutual funds for the period ended September 30, 2022 is as follows:

Fund	Value at March 31, 2022	Gross Purchases	Gross Sales	Shares Held at September 30, 2022	Value at September 30, 2022	Change in Unrealized for the Period Ended September 30, 2022	Dividend Income Earned for the Period Ended September 30, 2022	Net Realized Gain (Loss) for the Period Ended September 30, 2022
DoubleLine Flexible Income Fund (Class R6)	$—	$1,689,129	$—	188,730	$1,587,215	$(101,914)	$32,154	$—
DoubleLine Total Return Bond Fund (Class R6)	—	1,244,634	—	131,152	1,163,320	(81,314)	19,239	—
DoubleLine Core Fixed Income Fund (Class R6)	—	1,234,555	—	124,955	1,148,336	(86,219)	19,495	—
DoubleLine Flexible Income Fund (Class I)	1,738,199	—	(1,689,129)	—	—	122,674	5,228	(171,744)
DoubleLine Core Fixed Income Fund (Class I)	1,290,785	—	(1,234,555)	—	—	63,727	3,393	(119,957)
DoubleLine Total Return Bond Fund (Class I)	1,287,914	—	(1,244,634)	—	—	107,762	3,276	(151,042)

	$4,316,898	$4,168,318	$(4,168,318)	444,837	$3,898,871	$24,716	$82,785	$(442,743)

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Bond Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 6.5%

	AccessLex Institute,
627,131	Series 2004-2-A3 (3 Month LIBOR USD + 0.19%)	2.97%		10/25/2024	624,685
3,224,928	Series 2007-A-B (3 Month LIBOR USD + 0.55%)	3.55%		02/25/2037	3,085,012

	Affirm Asset Securitization Trust,
1,473,464	Series 2020-Z1-A	3.46%	(c)	10/15/2024	1,462,114
5,164,191	Series 2020-Z2-A	1.90%	(c)	01/15/2025	5,048,426
3,539,493	Series 2021-A-A	0.88%	(c)	08/15/2025	3,517,673
2,850,000	Series 2021-B-A	1.03%	(c)	08/17/2026	2,689,448
10,255,532	Series 2021-Z1-A	1.07%	(c)	08/15/2025	9,942,533

	Aqua Finance Trust,
4,294,909	Series 2020-AA-A	1.90%	(c)	07/17/2046	4,051,564

	Arivo Acceptance Auto Loan Receivables Trust,
85,255	Series 2019-1-A	2.99%	(c)	07/15/2024	85,204
2,422,530	Series 2021-1A-A	1.19%	(c)	01/15/2027	2,335,701

	CAL Funding Ltd.,
8,922,500	Series 2020-1A-A	2.22%	(c)	09/25/2045	7,803,529

	Commonbond Student Loan Trust,
1,285,953	Series 2017-BGS-A1	2.68%	(c)	09/25/2042	1,184,220
1,199,926	Series 2020-AGS-A	1.98%	(c)	08/25/2050	1,068,662

	Consumer Loan Underlying Bond Credit Trust,
4,728,506	Series 2020-P1-C	4.61%	(c)	03/15/2028	4,616,257

	CPS Auto Receivables Trust,
1,122,463	Series 2020-C-C	1.71%	(c)	08/15/2026	1,114,824

	Diamond Resorts Owner Trust,
3,067,878	Series 2021-1A-B	2.05%	(c)	11/21/2033	2,797,752

	Exeter Automobile Receivables Trust,
27,750,000	Series 2021-1A-C	0.74%		01/15/2026	27,211,955

	ExteNet LLC,
4,250,000	Series 2019-1A-B	4.14%	(c)	07/25/2049	4,018,866

	Foundation Finance Trust,
2,043,644	Series 2019-1A-A	3.86%	(c)	11/15/2034	2,004,057

	Genesis Sales Finance Master Trust,
7,200,000	Series 2020-AA-A	1.65%	(c)	09/22/2025	7,044,935
3,350,000	Series 2020-AA-B	2.24%	(c)	09/22/2025	3,210,769

	Global SC Finance SRL,
3,888,198	Series 2020-1A-A	2.17%	(c)	10/17/2040	3,477,751

	Hertz Vehicle Financing LLC,
10,200,000	Series 2021-1A-B	1.56%	(c)	12/25/2025	9,335,340

	Hilton Grand Vacations Trust,
1,229,482	Series 2018-AA-A	3.54%	(c)	02/25/2032	1,194,628
611,452	Series 2020-AA-A	2.74%	(c)	02/25/2039	574,764

	Laurel Road Prime Student Loan Trust,
878,587	Series 2019-A-A1FX	2.34%	(c)	10/25/2048	858,324

	LendingPoint Asset Securitization Trust,
2,543,848	Series 2021-A-A	1.00%	(c)	12/15/2028	2,533,952

	Loanpal Solar Loan Ltd.,
9,133,720	Series 2020-3GS-A	2.47%	(c)	12/20/2047	7,287,936

	Marlette Funding Trust,
5,302,834	Series 2019-4A-C	3.76%	(c)	12/15/2029	5,206,213

	MVW Owner Trust,
843,936	Series 2018-1A-C	3.90%	(c)	01/21/2036	813,491

	Navient Private Education Loan Trust,
3,841,756	Series 2020-FA-A	1.22%	(c)	07/15/2069	3,464,956
2,156,237	Series 2020-GA-A	1.17%	(c)	09/15/2069	1,928,323

	NP SPE LLC,
3,755,167	Series 2019-1A-A1	2.57%	(c)	09/20/2049	3,534,858

	Oxford Finance Funding LLC,
4,467,116	Series 2019-1A-A2	4.46%	(c)	02/15/2027	4,423,150
10,511,590	Series 2020-1A-A2	3.10%	(c)	02/15/2028	10,387,180

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pagaya AI Debt Selection Trust, (Cont.)
6,341,767	Series 2021-1-A	1.18%	(c)	11/15/2027	6,198,849
25,331,664	Series 2021-5-A	1.53%	(c)	08/15/2029	24,463,363
12,277,279	Series 2021-HG1-A	1.22%	(c)	01/16/2029	11,576,356
17,372,263	Series 2022-1-A	2.03%	(c)	10/15/2029	16,679,122
24,015,038	Series 2022-3-A	6.06%	(c)	03/15/2030	23,792,397

	Prosper Marketplace Issuance Trust,
1,932,224	Series 2019-2A-C	5.05%	(c)	09/15/2025	1,931,210

	Santander Drive Auto Receivables Trust,
5,000,000	Series 2020-4-D	1.48%		01/15/2027	4,807,993

	Sierra Timeshare Receivables Funding LLC,
2,722,964	Series 2021-2A-C	1.95%	(c)	09/20/2038	2,504,395

	SLM Private Credit Student Loan Trust,
6,407,743	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%)	3.58%		06/15/2039	6,026,877
3,862,099	Series 2006-B-A5 (3 Month LIBOR USD + 0.27%)	3.56%		12/15/2039	3,654,027

	SoFi Alternative Consumer Loan Program,
22,432,213	Series 2021-2-A	1.25%	(c)	08/15/2030	21,775,622

	SoFi Alternative Trust,
3,497,485	Series 2019-F-PT1	3.93%	(c)(d)	02/15/2045	3,190,417
17,124,327	Series 2021-1-PT1	9.72%	(c)(d)	05/25/2030	16,942,278
40,839,068	Series 2021-3-A	1.50%	(c)	11/15/2030	39,565,665
15,524,631	Series 2021-A-PT1	1.48%	(c)(d)	03/15/2047	14,156,460
17,227,754	Series 2021-B-PT1	1.76%	(c)(d)	02/15/2047	15,782,139

	SoFi Professional Loan Program LLC,
272,825	Series 2017-A-A2B	2.40%	(c)	03/26/2040	271,135

	SoFi Professional Loan Program Trust,
5,398,617	Series 2020-C-AFX	1.95%	(c)	02/15/2046	4,903,905

	Stack Infrastructure Issuer LLC,
6,990,208	Series 2019-1A-A2	4.54%	(c)	02/25/2044	6,906,196

	TAL Advantage LLC,
3,950,000	Series 2020-1A-A	2.05%	(c)	09/20/2045	3,465,581

	Tesla Auto Lease Trust,
5,000,000	Series 2019-A-C	2.68%	(c)	01/20/2023	4,995,269
3,250,000	Series 2020-A-A4	0.78%	(c)	12/20/2023	3,204,089

	Upgrade Master Pass-Thru Trust,
176,462	Series 2019-ST1-A	4.00%	(c)	07/15/2025	173,949
4,616,584	Series 2021-PT3-A	13.07%	(c)(d)	06/15/2027	4,470,136

	Upstart Pass-Through Trust,
2,369,209	Series 2020-ST5-A	3.00%	(c)	12/20/2026	2,268,348
2,825,704	Series 2021-ST5-A	2.00%	(c)	07/20/2027	2,698,662
8,459,979	Series 2021-ST6-A	1.85%	(c)	08/20/2027	7,905,536
744,306	Series 2020-3-A	1.70%	(c)	11/20/2030	743,271
9,786,855	Series 2021-3-A	0.83%	(c)	07/20/2031	9,475,673
2,000,000	Series 2021-3-B	1.66%	(c)	07/20/2031	1,843,228

	USASF Receivables LLC,
4,591,267	Series 2020-1A-B	3.22%	(c)	05/15/2024	4,569,423

	Westgate Resorts LLC,
8,980,211	Series 2022-1A-C	2.49%	(c)	08/20/2036	8,449,863

	Total Asset Backed Obligations (Cost $450,671,943)				429,330,486

BANK LOANS 5.3%

	1011778 B.C. Unlimited Liability Company,
11,593,284	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		11/19/2026	11,114,018

	Api Group DE, Inc.,
937,019	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		10/01/2026	915,702

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	43

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Asplundh Tree Expert LLC,
11,385,388	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	09/07/2027	11,124,150

	Avantor Funding, Inc.,
9,030,466	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	5.37%	11/08/2027	8,814,593

	Axalta Coating Systems Dutch Holding B.B.V.,
11,269,034	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	5.42%	05/31/2024	11,121,128

	Berry Global, Inc.,
11,421,702	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.18%	07/01/2026	11,085,161

	Cable One, Inc.,
3,792,464	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%	05/03/2028	3,742,707

	Calpine Corporation,
1,419,327	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%	04/06/2026	1,368,466
7,608,443	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%	12/16/2027	7,371,896

	Catalent Pharma Solutions, Inc.,
2,928,598	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	5.06%	02/22/2028	2,909,679

	Charter Communications Operating LLC,
11,487,798	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	02/01/2027	11,080,901

	Clean Harbors, Inc.,
2,535,838	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.52%	10/09/2028	2,522,639

	Elanco Animal Health, Inc.,
12,713,015	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.31%	07/30/2027	12,115,821

	Element Solutions, Inc.,
6,124,546	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%	01/30/2026	6,090,738

	Energizer Holdings, Inc.,
6,664,120	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	5.31%	12/22/2027	6,389,226

	Fleetcor Technologies Operating Company LLC,
11,525,870	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	04/28/2028	11,140,042

	Focus Financial Partners LLC,
2,525,992	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%	06/30/2028	2,452,915

	Gardner Denver, Inc.,
15,033,538	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	4.88%	03/01/2027	14,627,933

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Generac Power Systems, Inc.,
890,307	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	4.36%	12/11/2026	891,865

	Go Daddy Operating Company LLC,
11,149,874	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	02/15/2024	11,057,888

	Gray Television, Inc.,
3,247,352	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.06%	01/02/2026	3,155,825

	Grifols Worldwide Operations USA, Inc.,
9,508,028	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%	11/15/2027	9,046,508

	Herman Miller, Inc.,
1,331,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.13%	07/19/2028	1,237,370

	Horizon Therapeutics USA, Inc.,
11,555,276	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	4.88%	03/15/2028	11,125,593

	ICON Luxembourg SARL,
8,004,791	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	5.94%	07/03/2028	7,842,214

	ICU Medical, Inc.,
1,056,853	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	5.95%	01/08/2029	1,031,752
142,122	(1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	5.38%	01/08/2029	138,747

	IQVIA, Inc.,
14,964,280	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	5.42%	06/11/2025	14,882,501

	Iron Mountain Information Management LLC,
11,362,629	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	01/02/2026	11,067,883

	KFC Holding Company,
6,857,391	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.74%	03/15/2028	6,800,269

	Lamar Media Corporation,
1,940,438	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%)	5.10%	01/29/2027	1,893,139

	Level 3 Financing, Inc.,
7,880,350	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	03/01/2027	7,504,182

	Marriott Ownership Resorts, Inc.,
3,968,960	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	08/29/2025	3,792,838

	Nexstar Broadcasting, Inc.,
9,727,443	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%	09/18/2026	9,618,009

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	NortonLifeLock, Inc.,
13,140,000	Senior Secured First Lien (1 Month Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	4.85%	09/12/2029	12,660,390

	Pilot Travel Centers LLC,
13,265,535	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00%)	5.13%	08/04/2028	12,730,204

	PRA Health Sciences, Inc.,
1,994,399	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	5.94%	07/03/2028	1,953,893

	Resideo Funding, Inc.,
4,203,855	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	5.18%	02/11/2028	4,090,896
808,729	(1 Month LIBOR USD + 2.25%, 0.50% Floor)	5.01%	02/11/2028	786,999
808,729	(2 Month LIBOR USD + 2.25%, 0.50% Floor)	4.89%	02/11/2028	786,999

	Reynolds Consumer Products LLC,
11,353,424	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	02/04/2027	10,960,482

	ServiceMaster Company LLC,
8,941,365	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	11/05/2026	8,877,077

	SS&C Technologies, Inc.,
5,788,236	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	04/16/2025	5,638,350

	Standard Industries, Inc.,
4,910,140	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%, 0.50% Floor)	6.68%	09/22/2028	4,777,026

	Stars Group Holdings B.V.,
11,473,180	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	5.89%	07/21/2026	11,060,145

	Trans Union LLC,
8,782,066	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	11/13/2026	8,497,746

	US Foods, Inc.,
5,955,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%	09/14/2026	5,796,363

	Virgin Media Bristol LLC,
3,799,969	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.32%	01/31/2028	3,635,829

	Vistra Operations Company LLC,
2,261,469	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.74%	12/31/2025	2,189,385
9,126,982	(1 Month LIBOR USD + 1.75%)	4.87%	12/31/2025	8,836,059

	WMG Acquisition Corporation,
11,590,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.13%)	5.24%	01/20/2028	11,249,544

	Total Bank Loans (Cost $360,503,651)			351,601,685

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 15.6%

	AIG LLC,
20,000,000	Series 2018-1A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.83%	(c)	04/20/2032	19,590,950
10,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.88%	(c)	07/20/2034	9,650,000

	Allegro Ltd.,
20,000,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.86%	(c)	04/20/2032	19,500,628

	Apidos,
4,000,000	Series 2021-35A-A (3 Month LIBOR USD + 1.05%, 1.05% Floor)	3.76%	(c)	04/20/2034	3,880,219

	Bain Capital Credit Ltd.,
10,500,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.13%)	3.87%	(c)	04/19/2034	10,167,145

	Battalion Ltd.,
30,000,000	Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.93%	(c)	04/24/2034	28,877,495
22,000,000	Series 2021-20A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.69%	(c)	07/17/2034	21,447,054

	BlueMountain Ltd.,
22,000,000	Series 2021-31A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.89%	(c)	04/19/2034	21,440,578

	Bridge Street Ltd.,
20,000,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.94%	(c)	07/20/2034	19,179,300

	Capital Four Ltd.,
15,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.95%	(c)	01/18/2035	14,465,219

	Carlyle Global Market Strategies Ltd.,
25,000,000	Series 2016-1A-A1R2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.85%	(c)	04/20/2034	24,347,242
11,000,000	Series 2021-1A-A1 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.65%	(c)	04/15/2034	10,691,576
11,000,000	Series 2021-7A-A1 (3 Month LIBOR USD + 1.16%, 1.16% Floor)	3.67%	(c)	10/15/2035	10,700,936

	CarVal Ltd.,
42,000,000	Series 2019-1A-ANR (3 Month LIBOR USD + 1.11%, 1.11% Floor)	3.82%	(c)	04/20/2032	41,054,226

	Cathedral Lake Ltd.,
35,000,000	Series 2018-5A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.91%	(c)	10/21/2030	34,681,830

	CBAM Ltd.,
10,000,000	Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.93%	(c)	07/17/2034	9,661,406
20,000,000	Series 2019-10A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.83%	(c)	04/20/2032	19,548,348

	CFIP Ltd.,
20,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.93%	(c)	01/22/2035	19,299,463

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	45

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CQS Ltd.,
25,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.93%	(c)	01/22/2035	24,124,960

	Crown City,
18,000,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.88%	(c)	07/20/2034	17,427,639

	Galaxy Ltd.,
25,500,000	Series 2016-22A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.94%	(c)	04/17/2034	24,610,050

	Generate Ltd.,
10,000,000	Series 6A-A1R (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.96%	(c)	01/22/2035	9,638,881
14,000,000	Series 8A-AR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.91%	(c)	10/20/2034	13,644,769
46,500,000	Series 9A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.91%	(c)	10/20/2034	45,307,548

	Greywolf Ltd.,
14,100,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.89%	(c)	10/20/2031	13,815,769

	Gulf Stream Meridian Ltd.,
17,500,000	Series 2021-4A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.71%	(c)	07/17/2034	16,932,787

	Halsey Point Ltd.,
52,000,000	Series 2021-5A-A1A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.99%	(c)	01/30/2035	50,145,339

	Harbourview LLC,
8,399,294	Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	3.87%	(c)	07/18/2031	8,245,181

	Hayfin Ltd.,
22,000,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.83%	(c)	04/21/2031	21,486,012

	Jamestown Ltd.,
10,396,131	Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.93%	(c)	04/25/2030	10,214,985

	Jefferson Mill Ltd.,
9,968,710	Series 2015-1A-AR (3 Month LIBOR USD + 1.18%)	3.88%	(c)	10/20/2031	9,783,157

	LCM LP,
4,343,367	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	3.75%	(c)	07/15/2027	4,330,260

	Madison Park Funding Ltd.,
10,000,000	Series 2019-34A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.90%	(c)	04/26/2032	9,775,584

	Marathon Ltd.,
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.26%	(c)	04/16/2029	2,964,254
24,008,401	Series 2018-12A-A1 (3 Month LIBOR USD + 1.18%)	3.92%	(c)	04/18/2031	23,695,443

	Marble Point Ltd.,
20,000,000	Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.99%	(c)	01/20/2032	19,553,242

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Marble Point Ltd.,
35,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.98%	(c)	07/25/2034	34,052,045

	MidOcean Credit,
15,500,000	Series 2018-8A-A1R (3 Month LIBOR USD + 1.05%, 1.05% Floor)	4.03%	(c)	02/20/2031	15,187,311

	MP Ltd.,
15,000,000	Series 2015-2A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.99%	(c)	04/28/2034	14,576,332

	Ocean Trails,
28,258,823	Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.74%	(c)	10/14/2031	27,787,834

	OCP Ltd.,
16,500,000	Series 2014-5A-A1R (3 Month LIBOR USD + 1.08%)	3.85%	(c)	04/28/2031	16,204,060

	OHA Credit Funding Ltd.,
8,500,000	Series 2012-7A-AR3 (3 Month LIBOR USD + 1.07%, 1.07% Floor)	4.05%	(c)	02/21/2034	8,278,802

	Palmer Square Ltd.,
11,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(c)	07/17/2034	10,707,276

	Prudential PLC,
20,000,000	Series 2021-5A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.94%	(c)	10/18/2034	19,394,204

	Regatta Funding Ltd.,
12,500,000	Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	3.97%	(c)	10/27/2031	12,269,204

	Riserva Ltd.,
10,000,000	Series 2016-3A-ARR (3 Month LIBOR USD + 1.06%, 1.06% Floor)	3.80%	(c)	01/18/2034	9,668,925

	Romark Ltd.,
21,771,593	Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	3.74%	(c)	04/21/2031	21,313,977

	RR Ltd.,
18,875,000	Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.63%	(c)	04/15/2036	18,347,329

	Shackleton Ltd.,
20,000,000	Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(c)	07/15/2031	19,530,000

	Sound Point Ltd.,
16,000,000	Series 2014-2RA-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.96%	(c)	10/20/2031	15,758,475
25,000,000	Series 2020-1A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.88%	(c)	07/20/2034	24,010,347

	Steele Creek Ltd.,
2,159,656	Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	3.80%	(c)	04/21/2031	2,123,825
900,000	Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	4.31%	(c)	04/15/2032	863,723
18,000,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.68%	(c)	07/15/2032	17,524,755

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Symphony Ltd.,
12,925,000	Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	3.82%	(c)	01/20/2032	12,592,956

	Trestles Ltd.,
20,000,000	Series 2021-4A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.90%	(c)	07/21/2034	19,488,492

	Trimaran CAVU LLC,
5,750,000	Series 2021-1A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.99%	(c)	04/23/2032	5,631,938
10,000,000	Series 2021-3A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.95%	(c)	01/18/2035	9,715,378

	Vibrant Ltd.,
6,909,319	Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	3.96%	(c)	10/20/2031	6,784,089

	Wellfleet Ltd.,
15,117,861	Series 2017-2A-A1R (3 Month LIBOR USD + 1.06%)	3.77%	(c)	10/20/2029	14,960,532
5,500,000	Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	3.84%	(c)	07/17/2031	5,379,725
10,000,000	Series 2021-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.71%	(c)	07/17/2034	9,737,715

	Total Collateralized Loan Obligations (Cost $1,063,152,589)				1,035,768,724

FOREIGN CORPORATE BONDS 9.8%
2,875,200	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	2,212,954
4,500,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	4,281,575
3,100,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	2,693,654
6,619,000	Aercap Global Aviation Trust	1.75%		10/29/2024	6,026,663
1,000,000	AES Andes S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	862,500
2,800,000	AES Andes S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(c)	03/26/2079	2,461,760
3,000,000	AES Andes S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	2,637,600
4,650,000	AI Candelaria Spain S.A.	7.50%		12/15/2028	4,020,762
6,184,000	AstraZeneca PLC	3.50%		08/17/2023	6,136,149
800,000	Avolon Holdings Funding Ltd.	5.13%	(c)	10/01/2023	786,958
4,870,000	Axiata SPV2 BHD	4.36%		03/24/2026	4,762,032
1,000,000	Banco Continental SAECA	2.75%		12/10/2025	873,745
3,350,000	Banco Continental SAECA	2.75%	(c)	12/10/2025	2,927,046
9,350,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%	(c)	09/30/2031	7,918,035

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,800,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	1,524,328
3,050,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	2,673,373
2,800,000	Banco del Estado de Chile	2.70%		01/09/2025	2,624,549
5,600,000	Banco do Brasil S.A.	3.25%	(c)	09/30/2026	4,959,920
1,400,000	Banco do Brasil S.A.	3.25%		09/30/2026	1,239,980
8,050,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	7,184,947
4,000,000	Banco Internacional del Peru S.A.A. Interbank (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	3,895,660
1,500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%		09/14/2025	1,367,063
2,500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%	(c)	09/14/2025	2,278,437
4,100,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.64%)	5.88%	(b)	01/24/2027	3,359,950
1,600,000	Banco Santander Chile	2.70%		01/10/2025	1,496,000
5,957,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	5,333,451
12,480,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	10,501,421
6,600,000	Bank Hapoalim B.M.	3.26%	(c)(d)	01/21/2032	5,516,735
6,280,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28%	(c)	01/29/2031	5,353,700
6,540,000	Bank of Montreal	1.50%		01/10/2025	6,021,823
4,775,000	Bank of Nova Scotia	0.55%		09/15/2023	4,578,011
6,500,000	Barclays PLC (1 Year CMT Rate + 0.80%)	1.01%		12/10/2024	6,121,612
1,865,000	BAT Capital Corporation	2.79%		09/06/2024	1,774,613
5,860,000	BAT International Finance PLC	1.67%		03/25/2026	5,072,003
1,200,000	BBVA Banco Continental S.A. (5 Year CMT Rate + 2.75%)	5.25%		09/22/2029	1,148,271
1,000,000	BBVA Bancomer S.A.	1.88%		09/18/2025	896,951
6,221,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	5,881,579
6,140,000	BNP Paribas S.A. (3 Month LIBOR USD + 2.24%)	4.71%	(c)	01/10/2025	6,047,992
4,530,000	BOC Aviation Corporation	1.63%	(c)	04/29/2024	4,280,084
6,480,000	BPCE S.A.	2.38%	(c)	01/14/2025	5,988,833
8,800,000	Braskem Netherlands Finance B.V. (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	8,671,344
1,750,000	Camposol S.A.	6.00%		02/03/2027	1,390,251
3,870,000	Canadian Imperial Bank of Commerce	0.45%		06/22/2023	3,759,322
6,560,000	Canadian Pacific Railway Company	1.35%		12/02/2024	6,071,092
1,100,000	Cencosud S.A.	5.15%		02/12/2025	1,082,153
12,000,000	Chile Electricity PEC S.p.A.	0.00%	(c)	01/25/2028	8,509,549
6,230,000	Commonwealth Bank of Australia (Secured Overnight Financing Rate + 0.40%)	2.60%	(c)	07/07/2025	6,121,044
5,036,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	4,767,657
400,000	Credicorp Ltd.	2.75%		06/17/2025	365,654
2,000,000	CSN Steel, S.L.	7.63%		04/17/2026	1,926,404
3,945,000	Daimler Trucks Finance North America LLC	1.63%	(c)	12/13/2024	3,641,949
500,000	DBS Group Holdings Ltd.	1.17%	(c)	11/22/2024	464,869

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
13,550,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	11,936,331
1,191,105	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(c)	04/01/2025	471,688
188,071	Digicel Group Holdings Ltd. (7.00% PIK)	7.00%	(b)(c)	10/17/2022	32,912
8,500,000	Ecopetrol S.A.	5.88%		09/18/2023	8,447,002
7,900,000	Ecopetrol S.A.	4.13%		01/16/2025	7,259,586
2,616,550	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	2,348,144
4,059,825	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	3,703,860
100,000	Enbridge, Inc.	4.00%		10/01/2023	99,176
3,195,000	Enbridge, Inc.	0.55%		10/04/2023	3,056,314
3,225,000	Enbridge, Inc.	2.50%		02/14/2025	3,032,355
8,400,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	8,144,136
500,000	Equate Petrochemical B.V.	4.25%		11/03/2026	472,504
11,828,929	Fenix Power Peru S.A.	4.32%		09/20/2027	10,922,893
5,150,000	Freeport Indonesia PT	4.76%		04/14/2027	4,662,241
2,350,000	Freeport Indonesia PT	4.76%	(c)	04/14/2027	2,127,430
5,950,000	Freeport-McMoRan, Inc.	5.00%		09/01/2027	5,772,809
1,600,000	Freeport-McMoRan, Inc.	4.13%		03/01/2028	1,436,084
15,610,350	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	14,210,571
800,000	Glencore Funding LLC	4.13%	(c)	05/30/2023	796,032
1,430,000	Glencore Funding LLC	4.13%	(c)	03/12/2024	1,406,277
3,990,000	Glencore Funding LLC	4.00%	(c)	04/16/2025	3,855,650
8,153,640	GNL Quintero S.A.	4.63%		07/31/2029	7,513,498
400,000	Gold Fields Orogen Holdings BVI Ltd.	5.13%		05/15/2024	394,184
3,615,000	Grupo de Inversiones Suramericana S.A.	5.50%		04/29/2026	3,344,737
5,074,000	Guacolda Energia S.A.	4.56%		04/30/2025	1,755,098
6,275,000	HSBC Holdings PLC (Secured Overnight Financing Rate + 0.58%)	1.16%		11/22/2024	5,932,399
7,611,960	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	6,803,189
2,000,000	Indonesia Asahan Aluminium Persero PT	4.75%		05/15/2025	1,954,790
4,298,000	Inkia Energy Ltd.	5.88%		11/09/2027	3,963,379
1,536,508	Interoceanica Finance Ltd.	0.00%		11/30/2025	1,344,444
13,500,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	11,555,662
2,670,000	JDE Peet’s NV	0.80%	(c)	09/24/2024	2,445,688
2,400,000	Kallpa Generacion S.A.	4.88%		05/24/2026	2,225,088
11,000,000	Korea Development Bank	0.80%		04/27/2026	9,585,126
3,300,000	Korea Development Bank	1.00%		09/09/2026	2,870,125
4,000,000	Korea East-West Power Company Ltd.	1.75%	(c)	05/06/2025	3,679,650
2,000,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	1,839,825
4,000,000	Korea Electric Power Corporation	1.13%		06/15/2025	3,608,382
1,900,000	Korea Electric Power Corporation	1.13%	(c)	06/15/2025	1,713,982
4,200,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(c)	04/27/2026	3,699,377
11,000,000	Korea Southern Power Company Ltd.	0.75%	(c)	01/27/2026	9,627,660
8,000,000	KT Corporation	1.00%		09/01/2025	7,120,060
3,000,000	KT Corporation	2.50%		07/18/2026	2,733,706
11,800,000	LG Chem Ltd.	3.25%		10/15/2024	11,364,794
6,365,000	Lloyds Banking Group PLC (1 Year CMT Rate + 0.55%)	0.70%		05/11/2024	6,165,612

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,080,000	Macquarie Bank Ltd.	2.10%	(c)	10/17/2022	5,076,489
1,060,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(c)	03/27/2024	1,054,249
13,090,000	MEGlobal Canada ULC	5.00%	(c)	05/18/2025	12,822,113
200,000	MEGlobal Canada ULC	5.00%		05/18/2025	195,907
2,000,000	Mercury Chile Holdco LLC	6.50%	(c)	01/24/2027	1,750,120
200,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	175,012
1,061,535	Mexico Generadora de Energia S. de R.L.	5.50%		12/06/2032	939,713
1,435,500	Millicom International Cellular S.A.	6.63%		10/15/2026	1,317,574
4,050,000	Millicom International Cellular S.A.	5.13%		01/15/2028	3,380,890
11,500,000	Minejesa Capital B.V.	4.63%		08/10/2030	9,545,000
7,695,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	3.63%		07/26/2023	7,714,489
6,286,000	Mizuho Financial Group, Inc. (Secured Overnight Financing Rate + 0.96%)	3.66%		05/22/2026	6,134,433
1,497,797	MV24 Capital B.V.	6.75%		06/01/2034	1,268,679
6,135,000	NatWest Group PLC (3 Month LIBOR USD + 1.55%)	5.19%		06/25/2024	6,123,368
1,700,000	NongHyup Bank	1.25%	(c)	07/20/2025	1,533,841
1,000,000	ONGC Videsh Vankorneft Pte Ltd.	3.75%		07/27/2026	935,314
7,849,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	6,969,363
1,100,000	Orbia Advance Corporation S.A.B. de C.V.	1.88%		05/11/2026	931,689
9,000,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(c)	09/10/2030	8,063,865
2,260,000	Park Aerospace Holdings Ltd.	4.50%	(c)	03/15/2023	2,247,120
5,600,000	Periama Holdings LLC	5.95%		04/19/2026	4,862,480
1,100,000	Pertamina Persero PT	4.30%		05/20/2023	1,091,750
10,200,000	Pertamina Persero PT	1.40%		02/09/2026	8,766,302
8,900,000	Petronas Capital Ltd.	3.50%		03/18/2025	8,666,093
3,500,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	3,260,308
2,000,000	Qatar Energy	1.38%	(c)	09/12/2026	1,745,878
12,000,000	Qatar Energy	1.38%		09/12/2026	10,475,268
10,750,000	Reliance Industries Ltd.	4.13%		01/28/2025	10,479,786
6,310,000	Royal Bank of Canada	2.93%	(a)	01/20/2026	6,224,034
7,500,000	SA Global Sukuk Ltd.	1.60%		06/17/2026	6,659,850
2,700,000	SA Global Sukuk Ltd.	1.60%	(c)	06/17/2026	2,397,546
8,495,000	Sable International Finance Ltd.	5.75%		09/07/2027	7,434,697
3,100,000	Sasol Financing USA LLC	4.38%		09/18/2026	2,709,231
4,800,000	Scotiabank Peru S.A.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	4,735,399
1,000,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	958,214
5,335,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	4,886,179
4,700,000	Sociedad Quimica y Minera de Chile S.A.	4.38%		01/28/2025	4,551,010
6,140,000	Sumitomo Mitsui Trust Bank Ltd.	0.80%	(c)	09/12/2023	5,894,912
16,250,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	15,090,400
6,560,000	Toronto-Dominion Bank	0.70%		09/10/2024	6,047,406
7,800,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	7,333,989
6,325,000	UBS Group AG (1 Year CMT Rate + 0.83%)	1.01%	(c)	07/30/2024	6,104,747
7,000,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	6,819,155

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,900,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	7,789,992
3,900,000	UPL Corporation Ltd.	4.50%		03/08/2028	3,230,849
2,915,000	Vedanta Resources Ltd.	7.13%		05/31/2023	2,701,297
1,000,000	Vedanta Resources Ltd.	6.13%		08/09/2024	592,835
365,000	Volkswagen Group of America Finance LLC	4.25%	(c)	11/13/2023	361,384
6,055,000	Volkswagen Group of America Finance LLC	0.88%	(c)	11/22/2023	5,767,744
4,985,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	3,375,019
2,000,000	VTR Finance NV	6.38%		07/15/2028	1,125,000

	Total Foreign Corporate Bonds (Cost $715,327,511)				650,246,439

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.1%
5,586,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	4,822,905
6,000,000	Brazilian Government International Bond	2.88%		06/06/2025	5,617,884
4,200,000	Chile Government International Bond	3.13%		01/21/2026	3,934,268
18,000,000	Colombia Government International Bond	4.50%		01/28/2026	16,523,215
1,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	965,312
500,000	Panama Government International Bond	4.00%		09/22/2024	488,827
12,500,000	Panama Government International Bond	3.75%		03/16/2025	12,035,740
4,000,000	Perusahaan Penerbit	1.50%	(c)	06/09/2026	3,521,287
9,500,000	Peruvian Government International Bond	2.39%		01/23/2026	8,633,849
8,000,000	Qatar Government International Bond	3.25%		06/02/2026	7,630,071
5,000,000	Republic of South Africa Government Bond	4.67%		01/17/2024	4,898,625
1,800,000	Republic of South Africa Government Bond	4.88%		04/14/2026	1,684,420
4,500,000	Saudi Government International Bond	3.25%		10/26/2026	4,285,737

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $83,392,425)				75,042,140

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 14.1%

	ACRE Commercial Mortgage Ltd.,
5,000,000	Series 2021-FL4-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	4.09%	(c)	12/18/2037	4,928,005

	ACREC Ltd.,
16,793,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.15%)	4.14%	(c)	10/20/2036	16,193,624

	Arbor Multifamily Mortgage Securities Trust,
14,340,000	Series 2021-MF2-A2	2.02%	(c)	06/15/2054	12,595,786

	Arbor Realty Ltd.,
16,415,000	Series 2020-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.51%, 1.40% Floor)	4.36%	(c)	02/15/2035	15,955,167

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Arbor Realty Ltd., (Cont.)
5,000,000	Series 2021-FL1-A (1 Month LIBOR USD + 0.97%)	3.79%	(c)	12/17/2035	4,916,325
5,000,000	Series 2021-FL1-AS (1 Month LIBOR USD + 1.20%)	4.02%	(c)	12/17/2035	4,841,855
3,000,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.10%)	3.92%	(c)	05/15/2036	2,951,712

	Atrium Hotel Portfolio Trust,
2,579,000	Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.77%	(c)	06/15/2035	2,498,433

	Bank of America Merrill Lynch Commercial Mortgage Trust,
32,704,250	Series 2016-UB10-XA	1.91%	(d)(f)	07/16/2049	1,521,967

	BANK,
74,551,474	Series 2017-BNK5-XA	1.09%	(d)(f)	06/17/2060	2,511,199
93,760,850	Series 2017-BNK6-XA	0.91%	(d)(f)	07/16/2060	2,609,852
21,548,396	Series 2019-BN20-XA	0.94%	(d)(f)	09/15/2062	922,894
193,032,318	Series 2020-BN26-XA	1.34%	(d)(f)	03/16/2063	12,286,990

	BBCMS Mortgage Trust,
86,719,129	Series 2017-C1-XA	1.60%	(d)(f)	02/17/2050	4,064,274
3,389,247	Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.82%	(c)	10/15/2037	3,266,962
17,989,000	Series 2018-TALL-A (1 Month LIBOR USD + 0.72%, 0.72% Floor)	3.54%	(c)	03/15/2037	16,961,958
10,696,000	Series 2018-TALL-B (1 Month LIBOR USD + 0.97%, 0.97% Floor)	3.79%	(c)	03/16/2037	9,896,398
238,391,269	Series 2020-C6-XA	1.16%	(d)(f)	02/18/2053	12,905,311
59,000,000	Series 2020-C6-XB	0.79%	(d)(f)	02/18/2053	2,455,881

	BDS Ltd.,
242,238	Series 2019-FL4-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	4.04%	(c)	08/15/2036	242,601

	Benchmark Mortgage Trust,
103,530,181	Series 2018-B1-XA	0.68%	(d)(f)	01/18/2051	2,104,292
175,299,328	Series 2020-B16-XA	0.93%	(d)(f)	02/18/2053	8,759,480
35,720,000	Series 2020-IG1-XB	0.24%	(d)(f)	09/17/2043	372,953

	BPR Trust,
8,789,000	Series 2021-TY-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	3.87%	(c)	09/15/2038	8,368,949

	BRSP Ltd.,
16,859,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.15%)	4.14%	(c)	08/19/2038	16,328,582

	BSPRT Issuer Ltd.,
2,245,094	Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	3.97%	(c)	05/15/2029	2,226,345
20,000,000	Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.92%	(c)	03/17/2036	19,468,220
13,851,000	Series 2021-FL7-A (1 Month LIBOR USD + 1.32%, 1.32% Floor)	4.14%	(c)	12/15/2038	13,574,022

	BSREP Commercial Mortgage Trust,
16,852,000	Series 2021-DC-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.77%	(c)	08/16/2038	16,147,812

	BX Trust,
2,288,825	Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	3.91%	(c)	09/15/2037	2,243,281
2,725,100	Series 2018-EXCL-B (1 Month LIBOR USD + 1.33%, 1.33% Floor)	4.14%	(c)	09/15/2037	2,665,877

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Trust, (Cont.)
1,505,000	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	4.79%	(c)	09/15/2037	1,449,820
6,013,905	Series 2019-MMP-C (1 Month LIBOR USD + 1.45%, 1.45% Floor)	4.27%	(c)	08/15/2036	5,781,421
5,791,000	Series 2021-21M-A (1 Month LIBOR USD + 0.73%, 0.73% Floor)	3.55%	(c)	10/15/2036	5,539,797
21,263,000	Series 2021-VIEW-A (1 Month LIBOR USD + 1.28%)	4.10%	(c)	06/16/2036	20,398,604
16,787,000	Series 2021-VOLT-B (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.77%	(c)	09/15/2036	15,773,074
15,674,695	Series 2021-XL2-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.82%	(c)	10/15/2038	14,843,868

	BXHPP Trust,
11,749,000	Series 2021-FILM-B (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.72%	(c)	08/15/2036	10,969,524
7,749,000	Series 2021-FILM-C (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.92%	(c)	08/15/2036	7,177,852

	BXMT Ltd.,
1,503,000	Series 2020-FL2-A (Secured Overnight Financing Rate 1 Month + 1.01%, 0.90% Floor)	3.94%	(c)	02/16/2037	1,487,981
20,000,000	Series 2021-FL4-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	3.87%	(c)	05/17/2038	19,630,360

	CD Commercial Mortgage Trust,
21,008,675	Series 2017-CD4-XA	1.38%	(d)(f)	05/12/2050	887,049

	CFCRE Commercial Mortgage Trust,
91,249,204	Series 2017-C8-XA	1.65%	(d)(f)	06/17/2050	4,722,922
42,452,000	Series 2017-C8-XB	1.06%	(d)(f)	06/17/2050	1,499,409

	CFK Trust,
116,365,000	Series 2020-MF2-X	0.89%	(c)(d)(f)	03/17/2039	3,473,169

	CHCP Ltd.,
12,611,193	Series 2021-FL1-A (Secured Overnight Financing Rate 1 Month + 1.16%, 1.05% Floor)	4.09%	(c)	02/16/2038	12,594,912
7,490,000	Series 2021-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.41%, 1.30% Floor)	4.34%	(c)	02/16/2038	7,371,920

	Citigroup Commercial Mortgage Trust,
1,304,076	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.67%	(c)	11/17/2031	1,258,384
31,082,561	Series 2016-GC36-XA	1.37%	(d)(f)	02/12/2049	951,419
53,058,717	Series 2016-P3-XA	1.82%	(d)(f)	04/16/2049	2,207,694
9,000,000	Series 2018-TBR-A (1 Month LIBOR USD + 0.83%, 0.83% Floor)	3.65%	(c)	12/15/2036	8,763,754
179,000	Series 2018-TBR-D (1 Month LIBOR USD + 1.80%, 1.80% Floor)	4.62%	(c)	12/15/2036	172,145
242,000	Series 2019-PRM-D	4.35%	(c)	05/12/2036	238,122

	CLNC Ltd.,
1,201,037	Series 2019-FL1-A (Secured Overnight Financing Rate 1 Month + 1.36%, 1.25% Floor)	4.38%	(c)	08/17/2035	1,187,234
16,415,000	Series 2019-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.66%, 1.55% Floor)	4.68%	(c)	08/17/2035	15,974,996

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Trust,
97,174,647	Series 2013-CR12-XA	1.24%	(d)(f)	10/15/2046	721,716
10,463,164	Series 2013-LC6-XA	1.37%	(d)(f)	01/12/2046	261
2,560,324	Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	6.82%	(c)	10/17/2031	2,570,390
144,105,058	Series 2015-CR25-XA	0.95%	(d)(f)	08/12/2048	2,712,677
21,308,000	Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.92%	(c)	09/15/2033	20,122,382

	CSAIL Commercial Mortgage Trust,
90,914,667	Series 2017-C8-XA	1.25%	(d)(f)	06/17/2050	3,416,055
13,649,619	Series 2017-CX9-XA	0.80%	(d)(f)	09/16/2050	263,540

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%, 0.85% Floor)	3.67%	(c)	06/15/2034	12,518,648

	DBJPM Mortgage Trust,
700,000	Series 2016-C3-A5	2.89%		08/12/2049	638,841

	EQUS Mortgage Trust,
21,791,000	Series 2021-EQAZ-A (1 Month LIBOR USD + 0.75%, 0.76% Floor)	3.57%	(c)	10/15/2036	20,744,696

	Extended Stay America Trust,
4,214,065	Series 2021-ESH-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	3.90%	(c)	07/15/2038	4,088,565

	FS Rialto,
9,804,740	Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	4.14%	(c)	12/16/2036	9,771,364
20,500,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.22%, 1.22% Floor)	4.16%	(c)	05/18/2038	20,025,281
7,789,000	Series 2021-FL3-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	4.19%	(c)	11/18/2036	7,472,050

	GPMT Ltd.,
5,161,042	Series 2021-FL3-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	4.24%	(c)	07/18/2035	5,093,035

	Greystone Commercial Real Estate Notes,
11,853,000	Series 2021-FL3-A (1 Month LIBOR USD + 1.02%, 1.02% Floor)	3.84%	(c)	07/15/2039	11,396,411

	GS Mortgage Securities Corporation Trust,
2,615,000	Series 2018-TWR-A (1 Month LIBOR USD + 1.15%, 0.90% Floor)	3.97%	(c)	07/15/2031	2,552,474
9,296,000	Series 2021-IP-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.77%	(c)	10/15/2036	8,782,012

	GS Mortgage Securities Trust,
108,008,265	Series 2017-GS6-XA	1.16%	(d)(f)	05/12/2050	4,076,351
127,080,626	Series 2017-GS7-XA	1.23%	(d)(f)	08/12/2050	4,777,380
147,172,304	Series 2017-GS8-XA	1.10%	(d)(f)	11/11/2050	5,063,228
54,798,323	Series 2019-GC42-XA	0.93%	(d)(f)	09/12/2052	2,201,194

	HGI CRE Ltd.,
6,050,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.05%)	3.99%	(c)	06/19/2036	5,831,401

	JP Morgan Chase Commercial Mortgage Securities Trust,
4,546,000	Series 2011-C4-E	5.74%	(c)(d)	07/17/2046	4,538,756
9,606,390	Series 2014-C20-XA	0.96%	(d)(f)	07/17/2047	73,174
57,754,946	Series 2016-JP4-XA	0.72%	(d)(f)	12/17/2049	1,009,008
10,902,000	Series 2019-MFP-A (1 Month LIBOR USD + 0.96%, 0.96% Floor)	3.78%	(c)	07/15/2036	10,714,079
59,178,200	Series 2020-ACE-XA	0.47%	(c)(d)(f)	01/12/2037	394,896
117,285,000	Series 2020-MKST-XCP	0.00%	(c)(d)(f)	12/15/2036	1,173

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMBB Commercial Mortgage Securities Trust,
2,550,000	Series 2014-C25-B	4.35%	(d)	11/18/2047	2,390,712
55,355,347	Series 2015-C32-XA	1.29%	(d)(f)	11/15/2048	1,085,075
300,000	Series 2016-C1-A5	3.58%		03/17/2049	283,757
25,236,370	Series 2019-COR5-XA	1.63%	(d)(f)	06/14/2052	1,659,730

	KREF Ltd.,
7,664,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.07%, 1.07% Floor)	4.01%	(c)	02/17/2039	7,437,015

	LCCM Trust,
12,862,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	4.02%	(c)	12/15/2038	12,657,237
10,000,000	Series 2021-FL3-A (1 Month LIBOR USD + 1.45%, 1.45% Floor)	4.27%	(c)	11/17/2036	9,572,500

	Life Mortgage Trust,
5,652,078	Series 2021-BMR-A (1 Month LIBOR USD + 0.70%, 0.70% Floor)	3.52%	(c)	03/15/2038	5,440,730

	LoanCore Issuer Ltd.,
127,276	Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	3.95%	(c)	05/15/2028	127,949
16,130,113	Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	4.32%	(c)	05/15/2036	15,945,456
11,767,591	Series 2019-CRE3-AS (1 Month LIBOR USD + 1.37%, 1.37% Floor)	4.19%	(c)	05/15/2036	11,771,428
9,200,000	Series 2021-CRE5-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	4.12%	(c)	07/15/2036	8,938,904

	LSTAR Commercial Mortgage Trust,
51,660,535	Series 2017-5-X	0.95%	(c)(d)(f)	03/11/2050	1,132,554

	Lument Finance Trust, Inc.,
13,700,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.17%, 1.17% Floor)	3.99%	(c)	06/15/2039	13,240,050

	MF1 Ltd.,
15,750,000	Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	4.04%	(c)	07/18/2036	15,340,500
8,289,000	Series 2021-FL7-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	4.07%	(c)	10/20/2036	7,949,151
14,026,000	Series 2022-FL8-A (Secured Overnight Financing Rate 30 Day Average + 1.35%, 1.35% Floor)	3.63%	(c)	02/20/2037	13,620,639

	MF1 Multifamily Housing Mortgage Loan Trust,
2,485,456	Series 2021-FL5-A (Secured Overnight Financing Rate 1 Month + 0.96%, 0.85% Floor)	3.81%	(c)	03/17/2031	2,448,045
10,343,000	Series 2021-FL5-AS (Secured Overnight Financing Rate 1 Month + 1.31%, 1.20% Floor)	4.16%	(c)	03/17/2031	10,092,658

	MHC Commercial Mortgage Trust,
6,625,000	Series 2021-MHC-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	3.62%	(c)	04/15/2038	6,387,328

	MHP,
5,652,138	Series 2022-MHIL-A (Secured Overnight Financing Rate 1 Month + 0.81%, 0.82% Floor)	3.66%	(c)	01/18/2039	5,407,836

	Morgan Stanley Bank of America Merrill Lynch Trust,
14,150,319	Series 2014-C19-LNCX	0.76%	(c)(d)(f)	12/17/2046	147,555

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital Trust,
1,122,709	Series 2006-HQ10-X1	0.59%	(c)(d)(f)	11/12/2041	6,656
60,748,647	Series 2017-H1-XA	1.48%	(d)(f)	06/17/2050	2,423,883
711,000	Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.72%	(c)	07/16/2035	693,434
7,895,000	Series 2019-PLND-D (1 Month LIBOR USD + 1.75%, 1.75% Floor)	4.57%	(c)	05/15/2036	7,440,185
18,374,239	Series 2021-ILP-A (1 Month LIBOR USD + 0.78%, 0.78% Floor)	3.60%	(c)	11/17/2036	17,595,190
14,862,000	Series 2021-L6-A2	2.13%	(d)	06/15/2054	13,176,148

	Natixis Commercial Mortgage Securities Trust,
6,752,218	Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.77%	(c)	06/15/2035	6,538,449

	NLY Commercial Mortgage Trust,
19,570,000	Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.42%	(c)	02/15/2036	19,603,719

	PFP Ltd.,
3,347,177	Series 2021-7-A (1 Month LIBOR USD + 0.85%)	3.67%	(c)	04/16/2038	3,266,948
9,999,501	Series 2021-7-AS (1 Month LIBOR USD + 1.15%)	3.97%	(c)	04/16/2038	9,607,291
8,328,177	Series 2021-8-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.94%	(c)	08/16/2037	7,926,267

	SMR Mortgage Trust,
16,492,568	Series 2022-IND-A (Secured Overnight Financing Rate 1 Month + 1.65%, 1.65% Floor)	4.50%	(c)	02/15/2039	15,833,739

	SREIT Trust,
9,803,000	Series 2021-MFP-A (1 Month LIBOR USD + 0.73%, 0.73% Floor)	3.55%	(c)	11/15/2038	9,368,963

	STWD Ltd.,
12,887,000	Series 2019-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.51%, 1.40% Floor)	4.44%	(c)	07/15/2038	12,742,537
8,900,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	4.14%	(c)	04/16/2038	8,640,387

	TRTX Issuer Ltd.,
16,923,000	Series 2019-FL3-AS (Secured Overnight Financing Rate 1 Month + 1.56%, 1.45% Floor)	4.49%	(c)	10/17/2034	16,827,893
17,000,000	Series 2021-FL4-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	4.14%	(c)	03/17/2038	16,687,897

	TTAN,
5,403,799	Series 2021-MHC-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	3.67%	(c)	03/15/2038	5,221,935

	UBS Commercial Mortgage Trust,
53,715,091	Series 2017-C1-XA	1.69%	(d)(f)	06/17/2050	2,874,499
89,272,408	Series 2017-C3-XA	1.27%	(d)(f)	08/17/2050	3,148,602
103,508,005	Series 2018-C8-XA	1.00%	(d)(f)	02/17/2051	3,403,033

	Wells Fargo Commercial Mortgage Trust,
25,745,662	Series 2015-LC22-XA	0.92%	(d)(f)	09/17/2058	465,845
175,706,091	Series 2019-C51-XA	1.48%	(d)(f)	06/17/2052	10,635,876
15,350,823	Series 2020-C58-XA	2.00%	(d)(f)	07/17/2053	1,554,137
11,851,000	Series 2021-C60-A2	2.04%		08/17/2054	10,461,294
5,081,432	Series 2021-SAVE-A (1 Month LIBOR USD + 1.15%)	3.97%	(c)	02/15/2040	4,852,344

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	51

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Commercial Mortgage Trust, (Cont.)
5,081,432	Series 2021-SAVE-B (1 Month LIBOR USD + 1.45%)	4.27%	(c)	02/15/2040	4,817,172

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,070,701,487)				931,604,607

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 14.4%

	Angel Oak Mortgage Trust LLC,
17,679,079	Series 2021-7-A1	1.98%	(c)(d)	10/25/2066	14,740,208

	Arroyo Mortgage Trust,
6,303,128	Series 2019-3-A2	3.21%	(c)(d)	10/25/2048	5,867,082
3,406,521	Series 2019-3-A3	3.42%	(c)(d)	10/25/2048	3,171,847

	Banc of America Mortgage Trust,
366,855	Series 2005-E-2A1	3.32%	(d)	06/25/2035	316,607

	BCAP LLC Trust,
511,630	Series 2011-RR1-8A3	4.94%	(c)(d)	09/30/2056	415,386

	Bear Stearns Adjustable Rate Mortgage Trust,
1,384,720	Series 2003-9-4A1	2.50%	(d)	02/25/2034	1,372,698
160,954	Series 2004-AC2-2A	5.00%		05/25/2034	137,376

	BRAVO Residential Funding Trust,
5,854,982	Series 2020-RPL1-A1	2.50%	(c)(d)	05/25/2059	5,575,040
14,668,337	Series 2021-A-A1	1.99%	(c)(e)	10/25/2059	13,955,023
20,644,682	Series 2021-B-A1	2.12%	(c)(e)	04/25/2069	19,602,534
7,578,086	Series 2022-RPL1-A1	2.75%	(c)(d)	09/25/2061	6,811,738

	Carrington Mortgage Loan Trust,
2,441,968	Series 2006-NC3-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 12.50% Cap)	3.23%		07/25/2036	2,307,184

	CHL Mortgage Pass-Through Trust,
475,735	Series 2004-HYB9-1A1	2.52%	(d)	02/20/2035	475,485
4,351,575	Series 2005-3-1A2 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	3.66%		04/25/2035	3,832,565

	Citigroup Mortgage Loan Trust, Inc.,
373,828	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	2.49%		03/25/2036	348,102
24,437,407	Series 2019-E-A1	3.23%	(c)(e)	11/25/2070	23,664,024
2,308,055	Series 2020-EXP1-A1A	1.80%	(c)(d)	04/25/2060	2,132,192

	COLT Mortgage Loan Trust,
1,409,875	Series 2020-2-A1	1.85%	(c)(d)	03/25/2065	1,383,821
6,205,063	Series 2021-1R-A1	0.86%	(c)(d)	05/25/2065	5,481,579
6,468,597	Series 2021-5-A1	1.73%	(c)(d)	11/25/2066	5,502,494
17,786,862	Series 2021-RPL1-A1	1.67%	(c)(d)	09/25/2061	16,108,910

	Credit Suisse First Boston Mortgage Securities Corporation,
26,475	Series 2005-11-5A1	5.25%		06/25/2026	17,087

	Credit Suisse Mortgage-Backed Trust,
34,744,687	Series 2019-RP10-A1	2.94%	(c)(d)	12/25/2059	33,888,207
3,220,006	Series 2022-NQM5-A1	5.17%	(c)(d)	05/25/2067	3,129,761

	CSMC Trust,
12,527,552	Series 2020-RPL3-A1	2.69%	(c)(d)	03/25/2060	12,113,191
2,340,361	Series 2021-NQM1-A2	0.99%	(c)(d)	05/25/2065	2,181,512
3,900,602	Series 2021-NQM1-A3	1.20%	(c)(d)	05/25/2065	3,636,826
8,790,224	Series 2021-NQM5-A3	1.35%	(c)(d)	05/25/2066	6,789,385
5,696,186	Series 2021-RPL4-A1	1.80%	(c)(d)	12/27/2060	5,325,353
18,904,294	Series 2022-NQM1-A1	2.27%	(c)(d)	11/25/2066	16,283,785

	Ellington Financial Mortgage Trust,
1,810,798	Series 2020-1-A1	2.01%	(c)(d)	05/25/2065	1,750,598

	First Horizon Mortgage Pass-Through Trust,
1,849,849	Series 2007-AR2-1A1	3.55%	(d)	08/25/2037	654,332

	GCAT Trust,
3,994,537	Series 2020-3-A1	2.98%	(c)(e)	09/25/2025	3,868,227
5,975,056	Series 2022-NQM4-A1	5.27%	(c)(e)	08/25/2067	5,808,110

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage-Backed Securities Trust,
2,013,813	Series 2019-SL1-A1	2.63%	(c)(d)	01/25/2059	2,006,312

	GSR Mortgage Loan Trust,
2,406,879	Series 2005-9F-2A2	6.00%		01/25/2036	1,372,611
325,751	Series 2005-AR7-3A1	4.06%	(d)	11/25/2035	301,273

	Homeward Opportunities Fund Trust,
13,347,757	Series 2022-1-A1	5.08%	(c)(e)	07/25/2067	12,987,279

	Invitation Homes Trust,
16,663,424	Series 2018-SFR1-A (1 Month LIBOR USD + 0.70%)	3.69%	(c)	03/19/2037	16,458,455

	JP Morgan Alternative Loan Trust,
25,939	Series 2006-S4-A6	6.21%		12/25/2036	24,625

	Legacy Mortgage Asset Trust,
17,818,985	Series 2019-GS7-A1	3.25%	(c)(e)	11/25/2059	17,820,303
3,975,880	Series 2020-GS4-A1	3.25%	(c)(e)	02/25/2060	3,886,240
33,964,185	Series 2020-GS5-A1	3.25%	(c)(e)	08/25/2060	33,188,667
2,321,375	Series 2020-SL1-A	2.73%	(c)(e)	01/25/2060	2,263,365
1,064,819	Series 2021-GS1-A1	1.89%	(c)(e)	10/25/2066	986,340
12,009,248	Series 2021-GS2-A1	1.75%	(c)(e)	04/25/2061	11,198,426
21,029,679	Series 2021-GS3-A1	1.75%	(c)(e)	07/25/2061	19,255,178
27,482,840	Series 2021-GS4-A1	1.65%	(c)(e)	11/25/2060	25,253,190
7,259,270	Series 2021-SL1-A	1.99%	(c)(d)	09/25/2060	7,083,179

	LHOME Mortgage Trust,
20,800,000	Series 2021-RTL1-A1	2.09%	(c)(d)	02/25/2026	20,067,482

	MASTR Adjustable Rate Mortgages Trust,
1,939,806	Series 2006-2-2A1	3.21%	(d)	04/25/2036	1,168,891

	Merrill Lynch Mortgage Investors Trust,
868,126	Series 2005-3-2A	2.99%	(d)	11/25/2035	827,910

	MFA Trust,
3,209,470	Series 2021-NPL1-A1	2.36%	(c)(e)	03/25/2060	3,078,074
12,636,973	Series 2021-NQM2-A1	1.03%	(c)(d)	11/25/2064	10,312,452
1,637,089	Series 2021-NQM2-A2	1.32%	(c)(d)	11/25/2064	1,334,649

	Mill City Mortgage Loan Trust,
3,991,767	Series 2017-3-A1	2.75%	(c)(d)	01/25/2061	3,932,681

	Morgan Stanley Mortgage Loan Trust,
7,105	Series 2004-1-1A1	5.00%		11/25/2033	5,391

	New York Mortgage Trust,
25,000,000	Series 2021-BPL1-A1	2.24%	(c)(e)	05/25/2026	23,667,427

	OBX Trust,
1,597,748	Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	3.73%	(c)	06/25/2057	1,552,452
11,375,035	Series 2022-NQM1-A1	2.31%	(c)(d)	11/25/2061	9,822,091
2,970,745	Series 2022-NQM7-A1	5.11%	(c)(e)	08/25/2062	2,885,660

	Pretium Mortgage Credit Partners LLC,
11,613,731	Series 2021-NPL1-A1	2.24%	(c)(e)	09/29/2060	11,050,553
3,929,919	Series 2021-NPL2-A1	1.99%	(c)(e)	06/29/2060	3,673,887
30,654,356	Series 2021-NPL3-A1	1.87%	(c)(e)	07/25/2051	27,424,905
19,756,138	Series 2021-RN1-A1	1.99%	(c)(e)	02/25/2061	18,536,643
6,454,124	Series 2021-RN2-A1	1.74%	(c)(e)	07/25/2051	5,941,777
21,108,737	Series 2021-RN3-A1	1.84%	(c)(e)	09/25/2051	19,568,626

	PRPM LLC,
7,686,245	Series 2020-4-A1	2.95%	(c)(e)	10/25/2025	7,410,800
17,310,966	Series 2021-1-A1	2.12%	(c)(d)	01/25/2026	16,143,059
13,131,692	Series 2021-2-A1	2.12%	(c)(d)	03/25/2026	12,325,464
14,106,606	Series 2021-3-A1	1.87%	(c)(e)	04/25/2026	12,913,057
16,249,582	Series 2021-4-A1	1.87%	(c)(e)	04/25/2026	14,966,635
12,060,339	Series 2021-5-A1	1.79%	(c)(e)	06/25/2026	10,906,929
16,600,394	Series 2021-6-A1	1.79%	(c)(e)	07/25/2026	15,352,486
29,964,867	Series 2021-7-A1	1.87%	(c)(e)	08/25/2026	27,608,570

	Securitized Asset Backed Receivables LLC Trust,
4,277,754	Series 2006-NC1-A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	3.62%		03/25/2036	3,805,591

	Starwood Mortgage Residential Trust,
785,025	Series 2020-3-A1	1.49%	(c)(d)	04/25/2065	757,371
28,422,492	Series 2021-5-A1	1.92%	(c)(d)	09/25/2066	23,444,798

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Securities Corporation,
101,090	Series 2003-24A-1A3	3.76%	(d)	07/25/2033	99,493

	Toorak Mortgage Corporation Ltd.,
28,434,605	Series 2020-1-A1	2.73%	(c)(e)	03/25/2023	28,288,886

	VCAT LLC,
16,624,871	Series 2021-NPL1-A1	2.29%	(c)(e)	12/26/2050	15,981,578
6,596,231	Series 2021-NPL3-A1	1.74%	(c)(e)	05/25/2051	6,078,250
24,706,514	Series 2021-NPL4-A1	1.87%	(c)(e)	08/25/2051	22,816,661
9,672,238	Series 2021-NPL5-A1	1.87%	(c)(e)	08/25/2051	8,852,322
12,414,772	Series 2021-NPL6-A1	1.92%	(c)(e)	09/25/2051	11,599,143

	Velocity Commercial Capital Loan Trust,
3,107,613	Series 2019-2-A	3.13%	(c)(d)	07/25/2049	2,980,109
6,349,537	Series 2021-1-M1	1.79%	(c)(d)	05/25/2051	4,823,571
24,896,336	Series 2021-2-A	1.52%	(c)(d)	08/25/2051	20,783,374
5,648,530	Series 2021-2-M1	1.82%	(c)(d)	08/25/2051	4,515,434

	Verus Securitization Trust,
2,106,243	Series 2020-2-A1	2.23%	(c)(d)	04/25/2060	2,060,622
2,010,748	Series 2020-INV1-A1	1.98%	(c)(d)	03/25/2060	1,969,588
9,502,382	Series 2021-4-A3	1.35%	(c)(d)	07/25/2066	7,627,651
8,389,103	Series 2021-7-A1	1.83%	(c)(d)	10/25/2066	7,139,443
14,801,223	Series 2022-INV1-A1	5.04%	(c)(e)	08/25/2067	14,367,610
493,374	Series 2022-INV1-A2	5.80%	(c)(e)	08/25/2067	478,269

	VOLT LLC,
10,082,580	Series 2021-NP10-A1	1.99%	(c)(e)	05/25/2051	9,309,848
24,394,898	Series 2021-NP11-A1	1.87%	(c)(e)	08/25/2051	22,231,278
15,753,369	Series 2021-NPL1-A1	1.89%	(c)(e)	02/27/2051	14,378,881
8,954,134	Series 2021-NPL3-A1	2.24%	(c)(e)	02/27/2051	8,345,524
7,714,162	Series 2021-NPL5-A1	2.12%	(c)(e)	03/27/2051	7,111,492
6,433,555	Series 2021-NPL6-A1	2.24%	(c)(e)	04/25/2051	5,894,300
27,961,916	Series 2021-NPL8-A1	2.12%	(c)(e)	04/25/2051	25,994,485
4,241,770	Series 2021-NPL9-A1	1.99%	(c)(e)	05/25/2051	3,885,182

	Washington Mutual Mortgage Pass-Through Certificates Trust,
157,447	Series 2002-AR16-A	2.33%	(d)	12/25/2032	152,136

	Wells Fargo Mortgage Backed Securities Trust,
264,224	Series 2007-7-A36	6.00%		06/25/2037	224,979

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,019,599,094)				951,210,132

US CORPORATE BONDS 6.3%
4,980,000	AbbVie, Inc.	2.30%		11/21/2022	4,968,269
1,240,000	AbbVie, Inc.	2.60%		11/21/2024	1,180,939
1,035,000	American Express Company	3.38%		05/03/2024	1,009,801
2,188,000	American Express Company (3 Month LIBOR USD + 0.65%)	3.69%		02/27/2023	2,188,502
2,957,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	3.76%		03/04/2025	2,955,195
2,505,000	Amgen, Inc.	3.63%		05/22/2024	2,462,868
3,750,000	Amgen, Inc.	3.13%		05/01/2025	3,597,716
9,425,000	Athene Global Funding	3.45%	(a)(c)	05/24/2024	9,250,240
2,905,000	Atmos Energy Corporation	0.63%		03/09/2023	2,859,323
2,300,000	Avery Dennison Corporation	0.85%		08/15/2024	2,130,491
8,324,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	3.95%		03/05/2024	8,309,670
4,080,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	3.17%		04/22/2025	4,015,250

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,395,000	Bank of America Corporation (Secured Overnight Financing Rate + 1.10%)	3.62%		04/25/2025	3,382,968
2,695,000	Boeing Company	4.51%		05/01/2023	2,686,337
425,000	Boeing Company	4.88%		05/01/2025	415,105
2,835,000	Brighthouse Financial Global Funding	0.60%	(c)	06/28/2023	2,747,334
2,470,000	Broadcom, Inc.	3.15%		11/15/2025	2,321,069
740,000	Broadcom, Inc.	3.88%		01/15/2027	681,736
6,220,000	Campbell Soup Company	3.95%		03/15/2025	6,056,352
3,075,000	Capital One Financial Corporation (Secured Overnight Financing Rate + 2.16%)	4.99%		07/24/2026	3,007,927
7,455,000	Cardinal Health, Inc.	3.08%		06/15/2024	7,206,607
2,535,000	Cardinal Health, Inc.	3.50%		11/15/2024	2,452,403
4,960,000	Caterpillar Financial Services Corporation	3.65%		08/12/2025	4,824,729
6,215,000	Charles Schwab Corporation	3.88%	(a)	03/03/2027	6,173,107
1,995,000	Cigna Corporation	0.61%		03/15/2024	1,879,383
4,295,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	4.11%		06/01/2024	4,300,974
1,995,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	1,823,851
6,164,000	Conagra Brands, Inc.	4.30%		05/01/2024	6,069,862
530,000	Dell International LLC	5.45%		06/15/2023	531,495
1,825,000	Dell International LLC	4.00%		07/15/2024	1,792,893
3,675,000	Dell International LLC	5.85%		07/15/2025	3,706,807
3,480,000	Dollar General Corporation	4.15%		11/01/2025	3,377,636
5,595,000	Dollar Tree, Inc.	4.00%		05/15/2025	5,427,217
860,000	Elevance Health, Inc.	3.30%		01/15/2023	857,142
8,439,000	Elevance Health, Inc.	3.50%		08/15/2024	8,261,059
4,225,000	Energy Transfer LP	5.88%		01/15/2024	4,236,071
1,215,000	Energy Transfer LP	4.50%		04/15/2024	1,196,714
660,000	Energy Transfer LP	4.05%		03/15/2025	633,464
6,750,000	Entergy Corporation	0.90%		09/15/2025	5,945,235
6,740,000	Equinix, Inc.	1.25%		07/15/2025	6,034,008
6,110,000	Expedia Group, Inc.	6.25%	(c)	05/01/2025	6,156,348
6,234,000	Exxon Mobil Corporation	1.57%		04/15/2023	6,146,764
3,090,000	General Mills, Inc.	4.00%		04/17/2025	3,019,701
6,120,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	5,962,702
6,297,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	6,021,812
6,132,000	HCA, Inc.	5.00%		03/15/2024	6,095,645
5,390,000	Hyatt Hotels Corporation	1.30%		10/01/2023	5,187,428
3,940,000	Hyundai Capital America	2.85%	(c)	11/01/2022	3,934,544
2,405,000	Hyundai Capital America	1.00%	(c)	09/17/2024	2,199,086
6,204,000	JPMorgan Chase & Company	3.90%		07/15/2025	6,004,236
3,877,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 0.42%)	0.56%		02/16/2025	3,626,903
8,600,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.32%)	3.80%		04/26/2026	8,549,887
6,510,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	6,136,437
716,000	Kinder Morgan, Inc.	4.30%		06/01/2025	699,006
1,750,000	Lowe’s Companies, Inc.	4.40%		09/08/2025	1,724,575
6,391,000	Magallanes, Inc.	3.79%	(c)	03/15/2025	6,040,087
6,200,000	Marriott International, Inc.	3.60%		04/15/2024	6,057,901
6,175,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	6,093,074
1,980,000	Martin Marietta Materials, Inc.	0.65%		07/15/2023	1,912,550
1,175,000	McDonald’s Corporation	3.35%		04/01/2023	1,168,019
1,894,000	McDonald’s Corporation	3.38%		05/26/2025	1,821,391
3,350,000	McDonald’s Corporation	1.45%		09/01/2025	3,057,765
6,495,000	Microchip Technology, Inc.	0.97%		02/15/2024	6,124,071
6,265,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	6,163,907

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	53

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,290,000	Morgan Stanley (Secured Overnight Financing Rate + 0.62%)	0.73%		04/05/2024	6,139,429
4,928,000	Mosaic Company	4.25%		11/15/2023	4,890,690
2,495,000	New York Life Global Funding	3.60%	(c)	08/05/2025	2,417,102
1,975,000	NextEra Energy Capital Holdings, Inc.	4.20%		06/20/2024	1,951,444
590,000	NextEra Energy Capital Holdings, Inc.	4.26%		09/01/2024	581,928
1,655,000	Nissan Motor Acceptance Company LLC	1.13%	(c)	09/16/2024	1,505,439
5,059,000	Northrop Grumman Corporation	2.93%		01/15/2025	4,828,433
6,500,000	NVIDIA Corporation	0.58%		06/14/2024	6,076,526
4,695,000	Omnicom Group, Inc.	3.65%		11/01/2024	4,580,411
3,680,000	Pacific Gas and Electric Company	3.25%		02/16/2024	3,554,212
2,555,000	Pacific Gas and Electric Company	4.95%		06/08/2025	2,483,132
3,010,000	Parker-Hannifin Corporation	3.65%		06/15/2024	2,946,161
6,445,000	Penske Truck Leasing Company LP	2.70%	(c)	11/01/2024	6,076,085
6,260,000	PepsiCo, Inc.	0.75%		05/01/2023	6,143,333
1,442,000	Phillips 66	3.85%		04/09/2025	1,398,962
2,265,000	Phillips 66	1.30%		02/15/2026	1,980,733
1,015,000	Pioneer Natural Resources Company	0.55%		05/15/2023	990,742
2,365,000	Pioneer Natural Resources Company	1.13%		01/15/2026	2,070,149
4,810,000	Public Service Enterprise Group, Inc.	0.84%		11/08/2023	4,589,274
6,370,000	Republic Services, Inc.	2.50%		08/15/2024	6,087,131
6,090,000	Royalty Pharma PLC	0.75%		09/02/2023	5,834,673
330,000	Royalty Pharma PLC	1.20%		09/02/2025	292,039
2,964,000	Sabine Pass Liquefaction LLC	5.63%		03/01/2025	2,964,292
6,110,000	Schlumberger Holdings Corporation	3.75%	(c)	05/01/2024	5,993,222
2,809,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	2,748,578
5,330,000	Simon Property Group LP	2.00%		09/13/2024	5,038,320
6,205,000	Southern California Edison Company	3.82%	(a)	04/01/2024	6,111,074
2,087,000	Synchrony Financial	4.38%		03/19/2024	2,050,980
2,233,000	Synchrony Financial	4.25%		08/15/2024	2,179,173
4,455,000	Thermo Fisher Scientific, Inc.	0.80%		10/18/2023	4,288,228
3,105,000	Toyota Motor Credit Corporation	3.65%		08/18/2025	3,009,016
6,395,000	Triton Container International Ltd.	0.80%	(c)	08/01/2023	6,104,875
3,105,000	Truist Financial Corporation (Secured Overnight Financing Rate + 0.40%)	3.27%		06/09/2025	3,042,986
2,075,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	1,947,524
1,670,000	UnitedHealth Group, Inc.	3.70%		05/15/2027	1,590,882
6,045,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	4.01%		05/15/2025	6,079,478
2,010,000	Viatris, Inc.	1.65%		06/22/2025	1,789,132
2,450,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.32%)	3.77%		04/25/2026	2,438,696
2,660,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.56%)	4.54%		08/15/2026	2,574,790
6,310,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	6,163,545
6,200,000	Welltower, Inc.	3.63%		03/15/2024	6,061,351
3,195,000	Williams Companies, Inc.	4.55%		06/24/2024	3,166,014

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,235,000	Workday, Inc.	3.50%		04/01/2027	2,997,075
6,575,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	6,085,799

	Total US Corporate Bonds (Cost $434,128,605)				414,704,646

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 2.9%

	Federal Home Loan Mortgage Corporation Pass-Thru,
133,704	Pool N70081	5.50%		07/01/2038	131,964
10,038,977	Pool SB0578	2.00%		11/01/2036	8,871,231
81,409,898	Series K722-X1	1.45%	(d)(f)	03/25/2023	158,220

	Federal Home Loan Mortgage Corporation REMICS,
13,542	Series 3872-BA	4.00%		06/15/2041	12,779
21,188	Series 4050-BC	2.00%		05/15/2041	21,140
742,497	Series 4203-NB	2.00%		10/15/2040	719,566
6,911,140	Series 4211-AP	1.60%		03/15/2043	6,319,799
3,906,045	Series 4484-CD	1.75%		07/15/2030	3,631,752
3,169,291	Series 4878-FA (1 Month LIBOR USD + 0.40%, 6.50% Cap)	3.22%		05/15/2049	3,128,706
4,842,509	Series 4987-BF (1 Month LIBOR USD + 0.40%, 6.50% Cap)	3.22%		06/25/2050	4,769,004
6,534,068	Series 5105-NH	2.00%		02/25/2037	5,783,843

	Federal Home Loan Mortgage Corporation,
609,969	Pool 840632 (12 Month LIBOR USD + 1.62%, 1.62% Floor, 7.70% Cap)	2.43%		05/01/2045	611,237

	Federal National Mortgage Association Pass-Thru,
18,927	Pool AB3850	4.00%		11/01/2041	17,335
577,741	Pool AL4292	4.50%		04/01/2026	569,348
15,036,220	Pool MA4176	2.00%		11/01/2040	12,619,923

	Federal National Mortgage Association REMICS,
49,175	Series 2011-64-DB	4.00%		07/25/2041	47,701
11,281,440	Series 2021-21-HG	2.00%		11/25/2047	10,006,866
13,375,526	Series 2021-31-AB	2.00%		06/25/2041	11,844,852
2,818,801	Series 2022-43-FA (Secured Overnight Financing Rate 30 Day Average + 0.55%, 0.55% Floor, 6.00% Cap)	2.83%		07/25/2052	2,795,174

	Federal National Mortgage Association,
1,657,151	Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.39% Cap)	2.39%		11/01/2042	1,675,774
2,727,733	Pool AL9932	3.04%	(d)	01/01/2024	2,691,911
1,363,340	Pool BC0057 (12 Month LIBOR USD + 1.60%, 1.60% Floor, 7.37% Cap)	1.85%		12/01/2045	1,367,399
981,927	Pool BM3520 (12 Month LIBOR USD + 1.55%, 1.55% Floor, 7.01% Cap)	3.27%		05/01/2045	991,664
8,920,222	Series 2019-M21-3A1	2.10%		06/25/2034	7,964,165
12,508,845	Series 2020-M49-1A1	1.30%	(d)	11/25/2030	10,885,247
27,324,968	Series 2021-M10-A1	1.63%	(d)	04/25/2033	24,019,366
9,735,630	Series 2021-M5-A1	1.51%	(d)	01/25/2033	8,502,632
40,674,760	Series 2021-M6-A1	1.53%	(d)	03/25/2033	35,664,325
22,198,479	Series 2021-M7-A1	1.78%	(d)	03/25/2031	19,561,577
3,822,921	Series 2022-M11-A1	3.05%	(d)	10/25/2027	3,738,619
3,185,693	Series 2022-M5-A1	2.45%	(d)	01/25/2034	2,809,558

	Total US Government and Agency Mortgage Backed Obligations (Cost $218,654,046)				191,932,677

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 17.2%
75,800,000	United States Treasury Notes	0.13%		04/30/2023	74,105,474
225,600,000	United States Treasury Notes	2.50%		04/30/2024	219,343,124
271,300,000	United States Treasury Notes	2.50%		05/31/2024	263,484,230
119,600,000	United States Treasury Notes	3.00%		06/30/2024	117,009,445
120,100,000	United States Treasury Notes	3.00%		07/31/2024	117,435,281
74,900,000	United States Treasury Notes	3.25%		08/31/2024	73,554,141
120,400,000	United States Treasury Notes	2.88%		06/15/2025	116,134,265
75,000,000	United States Treasury Notes	3.00%		07/15/2025	72,500,977
90,500,000	United States Treasury Notes	3.13%		08/15/2025	87,731,972

	Total US Government and Agency Obligations (Cost $1,164,682,797)				1,141,298,909

COMMON STOCKS 0.0%(i)
69,339	Frontera Energy Corporation(g)				506,175

	Total Common Stocks (Cost $6,270,923)				506,175

SHORT TERM INVESTMENTS 5.9%
40,253,895	First American Government Obligations Fund - Class U	2.79%	(h)		40,253,895
40,253,895	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(h)		40,253,895
40,253,895	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(h)		40,253,895
152,200,000	United States Treasury Bills	0.00%		03/23/2023	149,555,810
122,400,000	United States Treasury Bills	0.00%		08/10/2023	118,499,252

	Total Short Term Investments (Cost $389,056,508)				388,816,747

	Total Investments 99.1% (Cost $6,976,141,579)				6,562,063,367
	Other Assets in Excess of Liabilities 0.9%				58,375,853

	NET ASSETS 100.0%				$6,620,439,220

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	17.2%
Collateralized Loan Obligations	15.6%
Non-Agency Residential Collateralized Mortgage Obligations	14.4%
Non-Agency Commercial Mortgage Backed Obligations	14.1%
Foreign Corporate Bonds	9.8%
Asset Backed Obligations	6.5%
US Corporate Bonds	6.3%
Short Term Investments	5.9%
Bank Loans	5.3%
US Government and Agency Mortgage Backed Obligations	2.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%
Common Stocks	0.0%	(i)
Other Assets and Liabilities	0.9%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	17.2%
Collateralized Loan Obligations	15.6%
Non-Agency Residential Collateralized Mortgage Obligations	14.4%
Non-Agency Commercial Mortgage Backed Obligations	14.1%
Asset Backed Obligations	6.5%
Short Term Investments	5.9%
Banking	5.1%
US Government and Agency Mortgage Backed Obligations	2.9%
Utilities	2.3%
Energy	1.8%
Healthcare	1.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%
Transportation	1.0%
Pharmaceuticals	1.0%
Business Equipment and Services	0.9%
Telecommunications	0.8%
Chemicals/Plastics	0.7%
Media	0.6%
Electronics/Electric	0.5%
Technology	0.5%
Food Products	0.5%
Food Service	0.4%
Automotive	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Mining	0.4%
Retailers (other than Food/Drug)	0.4%
Containers and Glass Products	0.4%
Chemical Products	0.3%
Insurance	0.3%
Finance	0.3%
Industrial Equipment	0.2%
Building and Development (including Steel/Metals)	0.2%
Leisure	0.2%
Real Estate	0.2%
Environmental Control	0.1%
Aerospace & Defense	0.1%
Beverage and Tobacco	0.1%
Construction	0.1%
Commercial Services	0.1%
Diversified Manufacturing	0.0%	(i)
Financial Intermediaries	0.0%	(i)
Consumer Products	0.0%	(i)
Other Assets and Liabilities	0.9%

	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	55

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

(a)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(b)	Perpetual maturity. The date disclosed is the next call date of the security.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(d)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(e)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(f)	Interest only security

(g)	Non-income producing security

(h)	Seven-day yield as of period end

(i)	Represents less than 0.05% of net assets.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Floating Rate Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
BANK LOANS 80.9%

AEROSPACE & DEFENSE 3.6%

	AAdvantage Loyalty IP Ltd.,
890,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.46%	04/20/2028	864,635

	Air Canada,
543,638	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	6.42%	08/11/2028	518,350

	American Airlines, Inc.,
861,651	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	01/29/2027	794,567

	Brown Group Holding LLC,
1,638,093	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%	06/07/2028	1,560,963

	Dynasty Acquisition Company, Inc.,
312,266	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.02%	04/06/2026	289,203
580,815	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%	04/06/2026	537,919

	Echo Global Logistics, Inc.,
661,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%	11/24/2028	623,629

	Kestrel Bidco, Inc.,
596,339	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.99%	12/11/2026	528,580

	KKR Apple Bidco LLC,
565,725	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.87%	09/22/2028	541,447

	Mileage Plus Holdings LLC,
427,500	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	8.78%	06/21/2027	430,477

	Peraton Corporation,
1,728,247	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%	02/01/2028	1,642,483

	SkyMiles IP Ltd.,
370,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.46%	10/20/2027	371,994

	United Airlines, Inc.,
1,597,083	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.53%	04/21/2028	1,531,091

				10,235,338

AUTOMOTIVE 1.6%

	American Tire Distributors, Inc.,
532,325	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	9.03%	10/20/2028	499,912

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Clarios Global LP,
1,007,188	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		04/30/2026	955,781

	Mavis Tire Express Services Topco Corporation,
1,457,064	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	7.25%		05/04/2028	1,371,469

	PAI HoldCo, Inc.,
597,911	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.56%		10/28/2027	568,512

	Wand NewCo, Inc.,
850,230	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		02/05/2026	791,139

	Wheel Pros, Inc.,
358,791	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	7.55%		05/11/2028	265,404

					4,452,217

BEVERAGE AND TOBACCO 0.5%

	Triton Water Holdings, Inc.,
1,475,619	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	7.17%		03/31/2028	1,331,540

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 2.0%

	Foresight Energy LLC,
394,499	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	11.67%	(a)	06/30/2027	394,499

	Grinding Media, Inc.,
	Senior Secured First Lien Term Loan
167,304	(3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.70%		10/12/2028	149,737
265,655	(3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.14%		10/12/2028	237,762
334,291	(6 Month LIBOR USD + 4.00%, 0.75% Floor)	7.70%		10/12/2028	299,190

	LBM Acquisition LLC,
1,234,666	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	7.12%		12/17/2027	1,083,728

	Park River Holdings, Inc.,
1,562,764	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	5.53%		12/28/2027	1,334,210

	Phoenix Services International LLC,
1,244,875	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.67%	(b)	03/03/2025	246,641

	SRS Distribution, Inc.,
1,618,508	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.50% Floor)	6.31%		06/02/2028	1,498,132

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	57

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Tecta America Corporation,
478,938	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	7.37%		04/06/2028	457,086

					5,700,985

BUSINESS EQUIPMENT AND SERVICES 10.2%

	AlixPartners LLP,
802,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.87%		02/04/2028	773,028

	Amentum Government Services Holdings LLC,
	Senior Secured First Lien Term Loan
818,900	(3 Month LIBOR USD + 4.00%)	7.67%		02/01/2027	784,780
271,747	(6 Month LIBOR USD + 4.00%)	8.17%		02/01/2027	260,425
	Senior Secured First Lien Term Loan
166,586	(3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.21%		02/15/2029	159,506
187,527	(6 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.56%		02/15/2029	179,557

	APX Group, Inc.,
	Senior Secured First Lien Term Loan
233	(Prime Rate + 2.25%, 0.50% Floor)	8.50%		07/11/2028	221
623,467	(1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.24%		07/12/2028	591,068

	Camelot US Acquisition Company,
983,957	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		10/30/2026	954,625
1,076,780	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	6.12%		10/30/2026	1,043,578

	Clear Channel Outdoor Holdings, Inc.,
785,438	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.31%		08/21/2026	703,949

	Conair Holdings LLC,
932,950	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	6.00%		05/17/2028	791,258

	Deerfield Dakota Holding LLC,
1,845,819	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	6.78%		04/09/2027	1,745,841

	Eisner Advisory Group LLC,
509,852	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.75% Floor)	8.40%		07/28/2028	486,909
186,316	Element Materials Technology Group, Inc.	7.28%	(c)	06/24/2029	175,835
403,684	Element Materials Technology Group, Inc.	7.28%	(c)	06/24/2029	380,977

	Endurance International Group, Inc.,
1,106,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	6.18%		02/10/2028	940,100

	FINThrive Software Intermediate Holdings, Inc.,
706,450	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	7.12%		12/18/2028	651,700

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	First Advantage Holdings LLC,
470,013	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%	01/29/2027	456,697

	Garda World Security Corporation,
1,415,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.24%	10/30/2026	1,335,187
605,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	7.05%	02/01/2029	565,170

	Grab Holdings, Inc.,
986,634	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.62%	01/29/2026	929,290

	Greeneden US Holdings LLC,
987,188	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	7.12%	12/01/2027	942,676

	Helios Software Holdings, Inc.,
1,155,857	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%)	7.45%	03/13/2028	1,096,625

	Hunter Douglas Holding B.V.,
1,570,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	6.34%	02/26/2029	1,299,960

	ION Trading Technologies SARL,
1,431,875	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	8.42%	03/31/2028	1,333,076

	Ivanti Software, Inc.,
642,451	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	7.33%	12/01/2027	503,589

	Mitchell International, Inc.,
1,436,537	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	6.73%	10/16/2028	1,305,812
130,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.50%, 0.50% Floor)	9.57%	10/15/2029	122,037

	Packaging Coordinators Midco, Inc.,
1,754,966	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	7.42%	11/30/2027	1,672,702

	Pike Corporation,
201,370	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%	01/21/2028	195,946

	Prometric Holdings, Inc.,
1,585,349	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	6.12%	01/29/2025	1,468,430

	Restoration Hardware, Inc.,
772,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%	10/20/2028	686,389

	Sabre GLBL, Inc.,
162,737	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%	02/22/2024	160,754

	SMG US Midco, Inc.,
163,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%	01/23/2025	156,515

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Spin Holdco, Inc.,
860,575	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.14%	03/06/2028	758,382

	SWF Holdings Corporation,
597,918	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.60%	10/06/2028	470,561

	Tempo Acquisition LLC,
560,763	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	6.03%	08/31/2028	547,725

	TGP Holdings LLC,
7,813	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.37%	06/29/2028	6,222
237,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.37%	06/29/2028	188,756

	The Hillman Group, Inc.,
12,305	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.83%	07/14/2028	11,786
642,189	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.83%	07/14/2028	615,057

	Trans Union LLC,
699,794	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	5.37%	12/01/2028	679,241

	Travelport Finance (Luxembourg) SARL,
563,901	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	5.17%	02/28/2025	559,203

	VT Topco, Inc.,
7,170	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%	08/01/2025	6,848
193,079	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%	08/01/2025	184,390

				28,882,383

CHEMICALS/PLASTICS 4.0%

	Charter Next Generation, Inc.,
905,949	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.56%	12/01/2027	861,997

	Cyanco Intermediate Corporation,
357,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%	03/17/2025	338,927

	Diamond (BC) B.V.,
1,458,975	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	5.56%	09/29/2028	1,348,822

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Kraton Corporation,
497,500	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	6.72%	03/15/2029	481,177

	Lummus Technology Holdings LLC,
1,142,006	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%	06/30/2027	1,038,512

	Natgasoline LLC,
1,206,202	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.63%	11/14/2025	1,160,970

	Olympus Water US Holding Corporation,
635,200	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	7.44%	11/09/2028	581,408
547,250	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	8.15%	11/09/2028	507,747

	PMHC, Inc.,
615,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	6.98%	04/23/2029	499,112

	Polar US Borrower LLC,
771,890	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.21%	10/15/2025	630,379

	PQ Corporation,
612,250	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	5.31%	06/09/2028	585,005

	Pregis Topco LLC,
884,975	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.81%	07/31/2026	845,151

	Pretium PKG Holdings, Inc.,
	Senior Secured First Lien Term Loan
173,580	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.17%	10/02/2028	156,482
348,094	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	6.28%	10/02/2028	313,807
178,039	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	6.29%	10/02/2028	160,502

	Pretium PKG Holdings, Inc.,
	Senior Secured Second Lien Term Loan
77,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	9.03%	09/21/2029	66,263
77,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	9.92%	09/21/2029	66,262

	Univar Solutions USA, Inc.,
272,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%	07/01/2026	270,112

	Vantage Specialty Chemicals, Inc.,
	Senior Secured First Lien Term Loan
671,914	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.31%	10/28/2024	648,189
711,840	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	7.17%	10/28/2024	686,705

				11,247,529

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	59

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
CONTAINERS AND GLASS PRODUCTS 1.8%

	Clydesdale Acquisition Holdings, Inc.,
1,436,400	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.18%, 0.50% Floor)	7.31%	04/13/2029	1,359,000

	Graham Packaging Company, Inc.,
1,072,481	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	6.12%	08/04/2027	1,024,702

	TricorBraun Holdings, Inc.,
1,897,599	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%	03/03/2028	1,787,187

	Trident TPI Holdings, Inc.,
15,461	Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.67%	09/15/2028	14,686
830,538	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	6.92%	10/17/2024	811,593
173,404	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.67%	09/15/2028	164,712

				5,161,880

COSMETICS/TOILETRIES 0.8%

	Bausch & Lomb Corporation,
1,221,938	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	6.10%	05/10/2027	1,139,078

	Kronos Acquisition Holdings, Inc.,
1,165,284	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	6.82%	12/22/2026	1,084,041

				2,223,119

ELECTRONICS/ELECTRIC 13.5%

	Access CIG LLC,
1,384,243	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.82%	02/27/2025	1,329,219

	Acuris Finance, Inc.,
311,458	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.70%	02/16/2028	299,311

	Almonde, Inc.,
1,048,393	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	6.87%	06/13/2024	915,247
175,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	10.62%	06/16/2025	144,048

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Applied Systems, Inc.,
974,293	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	5.25%	09/19/2024	952,376
843,282	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	9.17%	09/19/2025	833,584

	Astra Acquisition Corporation,
747,411	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	8.37%	10/25/2028	639,037
514,876	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.88%, 0.75% Floor)	11.99%	10/25/2029	473,686

	Atlas Purchaser, Inc.,
933,435	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.25%, 0.75% Floor)	8.68%	05/08/2028	736,247

	Blackhawk Network Holdings, Inc.,
914,233	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%)	6.03%	06/16/2025	857,093

	Boxer Parent Company, Inc.,
623,654	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%	10/02/2025	592,712

	Castle US Holding Corporation,
1,572,836	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%	01/29/2027	1,275,963

	Central Parent, Inc.
670,000	(3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	6.61%	07/06/2029	647,009

	Conservice Midco LLC,
455,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.37%	05/13/2027	439,370

	Constant Contact, Inc.,
931,960	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.75% Floor)	6.42%	02/10/2028	834,104

	Cornerstone Building Brands, Inc.,
1,094,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.27%	10/16/2028	924,853

	DCert Buyer, Inc.,
1,327,277	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%)	6.90%	10/16/2026	1,269,945
585,000	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 7.00%)	9.90%	02/19/2029	548,437

	Delta Topco, Inc.,
969,938	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	5.84%	12/01/2027	882,643

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Delta Topco, Inc., (Cont.)
180,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	9.34%	12/01/2028	159,900

	DG Investment Intermediate Holdings, Inc.,
1,668,930	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.27%	03/31/2028	1,559,933
150,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	9.87%	03/19/2029	140,813

	Energizer Holdings, Inc.,
438,325	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	5.31%	12/22/2027	420,244

	GoodRX, Inc.,
1,114,889	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.27%	10/10/2025	1,068,906

	Hyland Software, Inc.,
581,474	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.62%	07/01/2024	564,576
446,566	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	9.37%	07/07/2025	440,611

	Informatica LLC,
1,064,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.88%	10/27/2028	1,036,708

	Ingram Micro, Inc.,
1,189,938	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	7.17%	06/30/2028	1,161,676

	LogMeIn, Inc.,
524,706	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.80%	08/31/2027	366,738

	McAfee Corporation,
1,072,313	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	6.36%	03/01/2029	980,973

	Milano Acquisition Corporation,
1,334,082	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.67%	10/01/2027	1,274,716

	Mirion Technologies, Inc.,
779,113	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.50% Floor)	5.63%	10/20/2028	747,621

	PointClickCare Technologies, Inc.,
241,325	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	5.94%	12/29/2027	231,069

	Polaris Newco LLC,
1,990,781	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.67%	06/02/2028	1,842,308

	Proofpoint, Inc.,
1,597,925	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.32%	08/31/2028	1,504,486

	Rackspace Technology Global, Inc.,
886,925	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	5.62%	02/15/2028	637,757

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	RealPage, Inc.,
1,628,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	5.52%	04/24/2028	1,529,933

	Redstone Holdco LP,
370,848	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.53%	04/27/2028	277,023

	Renaissance Holding Corporation,
1,000,513	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.77%	05/30/2025	954,239
400,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	10.12%	05/29/2026	384,166

	Rentpath, Inc.,
61,011	Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%	04/25/2024	1,830

	SolarWinds Holdings, Inc.,
398,555	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%	02/05/2024	392,238

	Sophia LP,
982,575	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	7.17%	10/07/2027	946,957

	SS&C Technologies, Inc.,
652,359	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	5.38%	03/22/2029	636,050
462,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	5.38%	03/22/2029	450,450

	Surf Holdings LLC,
840,172	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.67%	03/05/2027	814,446

	UKG, Inc.,
450,706	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%	05/04/2026	430,988
1,469,584	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	5.54%	05/04/2026	1,402,233
230,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.50% Floor)	7.54%	05/03/2027	218,692

	Ultra Clean Holdings, Inc.,
326,889	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.27%	08/27/2025	322,140

	VS Buyer LLC,
971,127	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%	02/26/2027	943,207

				38,438,511

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	61

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
ENERGY 1.5%

	BCP Renaissance Parent LLC,
535,814	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	7.05%	11/02/2026	515,434

	Delek US Holdings, Inc.,
417,386	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.37%	03/31/2025	405,178

	Freeport LNG Investments LLP,
690,687	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	6.21%	12/21/2028	641,106

	GIP II Blue Holding LP,
378,083	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	8.17%	09/29/2028	373,357

	Gulf Finance LLC,
	Senior Secured First Lien Term Loan
184,459	(1 Month LIBOR USD + 6.75%, 1.00% Floor)	9.39%	08/25/2026	147,007
105,536	(1 Month LIBOR USD + 6.75%, 1.00% Floor)	9.87%	08/25/2026	84,109

	Oryx Midstream Services Permian Basin LLC,
610,375	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.21%	10/05/2028	593,400

	Prairie ECI Acquiror LP,
474,597	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.87%	03/11/2026	445,479

	Traverse Midstream Partners LLC,
669,883	Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	5.95%	09/27/2024	656,277

	WaterBridge Midstream Operating LLC,
324,987	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	9.13%	06/22/2026	314,492

				4,175,839

ENVIRONMENTAL CONTROL 0.4%

	Packers Holdings LLC,
1,321,288	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.01%	03/06/2028	1,216,002

FINANCIAL INTERMEDIARIES 2.7%

	Castlelake Aviation LLC,
1,421,670	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	6.04%	10/22/2026	1,376,944

	Corelogic, Inc.,
696,160	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.63%	06/02/2028	527,341

	Focus Financial Partners LLC,
676,549	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%	06/30/2028	656,977

	Greystone Select Financial LLC,
225,754	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.75% Floor)	7.74%	06/16/2028	212,209

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Hightower Holding LLC,
1,955,250	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	6.73%	04/21/2028	1,822,058

	Minotaur Acquisition, Inc.,
1,037,758	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.00%)	8.13%	03/27/2026	988,558

	The Edelman Financial Engines Centre LLC,
684,059	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.62%	04/07/2028	629,622
755,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.87%	07/20/2026	671,950

	Walker & Dunlop, Inc.,
362,263	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	5.38%	12/15/2028	353,206

	Zebra Buyer LLC,
609,036	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	6.69%	11/01/2028	592,821

				7,831,686

FOOD PRODUCTS 1.1%

	CHG PPC Parent LLC,
1,034,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	6.13%	12/08/2028	993,408

	H-Food Holdings LLC,
1,297,179	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	6.21%	05/23/2025	1,022,825

	Monogram Food Solutions LLC,
843,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	7.13%	08/28/2028	815,153

	United Natural Foods, Inc.,
280,664	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	6.40%	10/22/2025	277,076

				3,108,462

FOOD SERVICE 1.6%

	AI Aqua Merger Sub, Inc.,
1,471,313	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	6.35%	07/31/2028	1,370,623

	Aramark Services, Inc.,
545,513	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	01/15/2027	526,589

	IRB Holding Corporation,
1,236,938	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	5.70%	12/15/2027	1,161,949

	MIC Glen LLC,
621,338	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%	07/21/2028	581,339

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Osmosis Buyer Limited,
220,000	Senior Secured First Lien	7.03%	(c)	07/31/2028	205,219

	Whatabrands LLC,
813,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		08/03/2028	755,354

					4,601,073

FOOD/DRUG RETAILERS 0.6%

	GOBP Holdings,
1,673,913	Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%		10/22/2025	1,644,619

HEALTHCARE 8.3%

	ADMI Corporation,
937,621	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.27%		12/23/2027	836,827

	Agiliti Health, Inc.,
1,033,606	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.38%		01/05/2026	1,002,598

	Air Methods Corporation,
513,078	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	7.17%		04/22/2024	412,815

	Aveanna Healthcare LLC,
30,116	Senior Secured First Lien (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.80%		07/17/2028	24,338
427,318	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.80%		07/17/2028	345,326
540,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	10.05%		12/10/2029	399,600

	Azalea TopCo, Inc.,
753,598	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.02%		07/24/2026	687,658

	CHG Healthcare Services, Inc,
1,960,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		09/29/2028	1,887,300

	Envision Healthcare Corporation,
690,808	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	6.33%		03/31/2027	195,730
282,126	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	6.83%		03/31/2027	131,189

	eResearchTechnology, Inc.,
49,244	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.62%		02/04/2027	46,070

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Global Medical Response, Inc.,
341,450	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	7.37%	03/14/2025	297,085
579,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.81%	10/02/2025	505,477

	Heartland Dental LLC,
1,517,458	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.08%	04/30/2025	1,410,478

	ICON Luxembourg SARL,
437,625	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	5.94%	07/03/2028	428,737

	Maravai Intermediate Holdings LLC,
148,478	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	5.55%	10/19/2027	144,303

	MED ParentCo LP,
819,521	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.37%	08/31/2026	695,224

	Medline Borrower LP,
1,547,225	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%	10/23/2028	1,425,621

	Organon & Company,
1,359,017	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	6.19%	06/02/2028	1,331,836

	Outcomes Group Holdings, Inc.,
312,518	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	7.17%	10/24/2025	301,321

	Pathway Vet Alliance LLC,
1,211,613	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	7.42%	03/31/2027	1,073,792

	Pediatric Associates Holding Company LLC,
	Senior Secured First Lien Delayed-Draw Term Loan
43,289	(6 Month LIBOR USD + 3.25%, 0.50% Floor)	4.92%	12/29/2028	41,774
18,244	(3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.06%	12/29/2028	17,605
812,234	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	5.08%	12/29/2028	783,806

	Perrigo Investments LLC,
478,800	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	5.63%	04/20/2029	472,815

	PetVet Care Centers LLC,
589,205	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%	02/14/2025	544,523
563,656	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.62%	02/14/2025	523,495

	Phoenix Guarantor, Inc.,
1,083,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%	03/05/2026	1,032,278

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	63

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	PRA Health Sciences, Inc.,
109,351	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	5.94%	07/03/2028	107,130

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
880,000	(1 Month LIBOR USD + 4.25%)	4.33%	07/09/2025	745,360
282,440	(1 Month LIBOR USD + 4.25%)	7.33%	07/09/2025	239,226
242,164	(1 Month LIBOR USD + 4.25%)	7.30%	07/09/2025	205,113

	RegionalCare Hospital Partners Holdings, Inc.,
503,695	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%	11/14/2025	469,605

	Sotera Health Holdings LLC,
660,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.87%	12/11/2026	584,100

	Sound Inpatient Physicians, Inc.,
1,022,323	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.27%	06/27/2025	935,426
300,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.27%	06/26/2026	267,750

	Southern Veterinary Partners LLC,
1,128,309	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	7.12%	10/05/2027	1,070,483

	Sunshine Luxembourg SARL,
497,327	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	7.42%	10/01/2026	464,035

	Team Health Holdings, Inc.,
582,136	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.87%	02/06/2024	534,838

	Verscend Holding Corporation,
975,615	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.12%	08/27/2025	948,786

				23,571,473

HOTELS/MOTELS/INNS AND CASINOS 2.1%

	Bally’s Corporation,
1,243,809	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	5.93%	10/02/2028	1,126,766

	Caesars Resort Collection LLC,
1,018,526	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%	12/23/2024	996,775
238,236	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%	07/21/2025	235,293

	Fertitta Entertainment LLC,
850,725	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.03%	01/29/2029	791,617

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	PCI Gaming Authority,
404,519	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%	05/29/2026	394,014

	Penn National Gaming, Inc.,
334,163	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	5.88%	05/03/2029	322,049

	Playa Resorts Holding B.V.,
1,102,043	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.87%	04/29/2024	1,065,367

	Scientific Games International, Inc.,
658,350	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	5.91%	04/16/2029	641,233

	Stars Group Holdings B.V.,
465,300	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	5.89%	07/21/2026	448,549

				6,021,663

INDUSTRIAL EQUIPMENT 4.0%

	Alliance Laundry Systems LLC,
619,992	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	5.96%	10/08/2027	595,707

	American Trailer World Corporation,
1,189,938	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	6.88%	03/03/2028	1,087,305

	BCPE Empire Holdings, Inc.,
159,200	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.63%, 0.50% Floor)	7.76%	06/11/2026	152,732

	Columbus McKinnon Corporation,
568,759	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	6.44%	05/15/2028	557,384

	DexKo Global, Inc.,
	Senior Secured First Lien Term Loan
440,622	(1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.87%	10/04/2028	406,335
238,949	(3 Month LIBOR USD + 3.75%, 0.50% Floor)	7.42%	10/04/2028	220,355

	Filtration Group Corporation,
400,189	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%	03/31/2025	385,432

	Granite US Holdings Corporation,
1,145,995	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	7.69%	09/30/2026	1,105,885

	Hayward Industries, Inc.,
982,563	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%	05/29/2028	929,750

	Madison IAQ LLC,
1,007,250	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.82%	06/21/2028	933,323

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	PECF USS Intermediate Holding Corporation,
1,553,263	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	7.37%	12/15/2028	1,330,626

	TAMKO Building Products LLC,
	Senior Secured First Lien Term Loan
238,640	(3 Month LIBOR USD + 3.00%)	6.67%	05/29/2026	226,309
252,516	(3 Month LIBOR USD + 3.00%)	6.07%	05/29/2026	239,468
513,531	(3 Month LIBOR USD + 3.00%)	5.81%	05/29/2026	486,997

	Tiger Acquisition LLC,
578,447	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%	06/01/2028	537,820

	Titan Acquisition Limited,
901,673	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	5.88%	03/28/2025	811,411

	Waterlogic Holdings Limited,
1,259,985	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.50% Floor)	7.87%	08/17/2028	1,243,448

				11,250,287

INSURANCE 4.1%

	Acrisure LLC,
1,529,789	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%	02/16/2027	1,402,939
446,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	7.37%	02/16/2027	420,944

	Alliant Holdings Intermediate LLC,
996,525	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%	05/09/2025	957,287
247,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.49%	11/05/2027	235,125

	AmWINS Group, Inc.,
1,120,058	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	5.37%	02/22/2028	1,074,175

	AssuredPartners, Inc.,
1,090,154	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%	02/12/2027	1,034,284
373,125	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	6.53%	02/12/2027	354,120

	Asurion LLC,
427,512	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%	12/23/2026	363,654
1,257,035	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%	07/30/2027	1,064,080
135,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	8.37%	01/31/2028	102,431

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Asurion LLC, (Cont.)
1,190,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	8.37%	01/19/2029	916,300

	Cross Financial Corporation,
246,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	7.13%	09/15/2027	240,291

	OneDigital Borrower LLC,
1,912,258	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	6.98%	11/16/2027	1,787,962

	Sedgwick Claims Management Services, Inc.,
771,799	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%	12/31/2025	732,888
876,412	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%	09/03/2026	839,436

				11,525,916

LEISURE 2.7%

	Alterra Mountain Company,
837,905	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%	08/17/2028	814,339

	AMC Entertainment Holdings, Inc.,
575,527	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.76%	04/22/2026	452,655

	Carnival Corporation,
239,488	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	5.88%	06/30/2025	219,131
1,384,538	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.75% Floor)	6.13%	10/18/2028	1,221,854

	ClubCorp Holdings, Inc.,
752,429	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	6.42%	09/18/2024	695,215

	Lions Gate Capital Holdings LLC,
355,527	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.37%	03/24/2025	343,972

	Nascar Holdings LLC,
534,295	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%	10/19/2026	526,863

	Pug LLC,
941,254	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%	02/12/2027	823,597

	Travel Leaders Group LLC,
655,583	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.12%	01/25/2024	605,071

	UFC Holdings LLC,
1,596,700	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	5.52%	04/29/2026	1,538,819

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	65

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Viad Corporation,
470,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.50% Floor)	8.12%	07/31/2028	448,303

				7,689,819

MEDIA 4.6%

	Ascend Learning LLC,
1,625,996	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%	12/11/2028	1,505,672
285,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%, 0.50% Floor)	8.87%	12/10/2029	250,089

	Cengage Learning, Inc.,
1,568,267	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	7.81%	07/14/2026	1,423,939

	Charter Communications Operating LLC,
669,821	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%	02/01/2027	646,096

	CMG Media Corporation,
841,364	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%	12/17/2026	790,184

	CSC Holdings LLC,
627,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.07%	01/15/2026	588,831
137,687	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.32%	04/15/2027	129,168

	Diamond Sports Group LLC,
322,857	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	5.95%	08/24/2026	64,455

	DirectTV Financing LLC,
1,129,201	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	8.12%	08/02/2027	1,054,747

	EW Scripps Company,
1,022,762	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	5.68%	05/01/2026	991,174

	Getty Images, Inc.,
567,991	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.63%	02/19/2026	564,947

	Gray Television, Inc.,
1,500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.06%	01/02/2026	1,457,723

	IHeartCommunications, Inc.,
371,864	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%	05/01/2026	350,283

	NEP Group, Inc.,
475,064	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%	10/20/2025	440,919

	Radiate Holdco LLC,
1,254,878	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.37%	09/25/2026	1,163,906

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Sinclair Television Group, Inc.,
303,372	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%	09/30/2026	288,204

	Univision Communications, Inc.,
210,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	6.25%	06/25/2029	205,275

	Virgin Media Bristol LLC,
475,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.32%	01/31/2028	454,482
350,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.07%	01/31/2029	339,719

	Ziggo Financing Partnership,
470,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.32%	04/28/2028	449,555

				13,159,368

PHARMACEUTICALS 0.6%

	Horizon Therapeutics USA, Inc.,
492,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	4.88%	03/15/2028	474,186

	Jazz Pharmaceuticals, Inc.,
1,309,367	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%	05/05/2028	1,268,096

				1,742,282

RETAILERS (OTHER THAN FOOD/DRUG) 4.1%

	CNT Holdings Corporation,
1,580,925	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	6.25%	11/08/2027	1,510,487

	EG America LLC,
173,263	Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	7.92%	03/31/2026	162,290

	Great Outdoors Group LLC,
1,434,560	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%	03/06/2028	1,330,554

	Jo-Ann Stores LLC,
881,100	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.52%	07/07/2028	587,033

	Michaels Stores, Inc.,
371,165	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	7.92%	04/14/2028	300,644

	Mister Car Wash Holdings, Inc.,
1,671,881	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%	05/14/2026	1,617,252

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Petco Health and Wellness Company, Inc.,
1,443,025	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	6.92%		03/03/2028	1,366,595

	PetSmart, Inc.,
1,851,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		02/11/2028	1,758,355

	Rent-A-Center, Inc.,
320,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.06%		02/17/2028	292,914

	Staples, Inc.,
534,627	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.78%		04/16/2026	471,419

	Sweetwater Borrower LLC,
437,749	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	7.38%		08/07/2028	400,540

	Victoria’s Secret & Company,
584,100	Senior secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.39%		08/02/2028	548,324

	WWEX UNI TopCo Holdings LLC,
1,319,960	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.67%		07/26/2028	1,205,909

					11,552,316

TECHNOLOGY 0.1%
42,924	Bright Bidco B.V.	11.04%	(c)	02/28/2023	42,924
594,072	Bright Bidco B.V.	3.50%	(b)(c)	06/30/2024	147,775

					190,699

TELECOMMUNICATIONS 2.2%

	Avaya, Inc.,
519,656	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.07%		12/15/2027	284,023

	Cablevision Lightpath LLC,
329,138	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.07%		11/30/2027	316,487

	Cincinnati Bell, Inc.,
222,206	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	5.81%		11/22/2028	213,734

	Connect US Finco LLC,
292,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.03%		12/11/2026	273,123

	Cyxtera DC Holdings, Inc.,
836,198	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.79%		05/01/2024	765,568

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Gogo Intermediate Holdings LLC,
836,474	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.56%	04/28/2028	813,471

	Intelsat Jackson Holdings S.A.,
1,266,016	Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	7.44%	02/01/2029	1,191,321

	Lumen Technologies, Inc.,
1,349,592	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.37%	03/15/2027	1,231,192

	Securus Technologies Holdings, Inc.,
454,769	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	8.17%	11/01/2024	401,973

	Telesat Canada,
374,852	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%	12/07/2026	203,592

	Zayo Group Holdings, Inc.,
713,773	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%	03/09/2027	599,930

				6,294,414

TRANSPORTATION 0.6%

	Kenan Advantage Group, Inc.,
1,242,467	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%	03/24/2026	1,178,020

	LaserShip, Inc.,
440,550	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 0.75% Floor)	7.38%	05/08/2028	375,021
135,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.50%, 0.75% Floor)	10.38%	04/30/2029	105,300

				1,658,341

UTILITIES 1.6%

	Brookfield WEC Holdings, Inc.,
1,633,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.87%	08/01/2025	1,565,811

	Calpine Corporation,
410,455	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%	04/06/2026	395,746
135,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%	08/12/2026	130,639

	Compass Power Generation LLC,
1,073,589	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	7.40%	04/16/2029	1,033,834

	Edgewater Generation LLC,
709,459	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%	12/12/2025	626,140

	Exgen Renewables LLC,
336,703	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	5.57%	12/15/2027	330,516

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	67

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PG&E Corporation,
527,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	6.13%		06/23/2025	506,736

					4,589,422

	Total Bank Loans (Cost $247,143,969)				229,497,183

COLLATERALIZED LOAN OBLIGATIONS 1.4%

	AIMCO Ltd.,
500,000	Series 2019-10A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	8.71%	(d)	07/22/2032	443,820

	Magnetite Ltd.,
500,000	Series 2020-26A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	8.73%	(d)	07/25/2034	427,972

	Octagon Investment Partners Ltd.,
1,000,000	Series 2019-3A-ER (3 Month LIBOR USD + 6.75%, 6.75% Floor)	9.26%	(d)	07/17/2034	830,095

	OHA Credit Funding Ltd.,
500,000	Series 2016-13A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	8.98%	(d)	10/21/2034	430,751

	Sound Point Ltd.,
500,000	Series 2021-3A-E (3 Month LIBOR USD + 6.61%, 6.61% Floor)	9.39%	(d)	10/25/2034	420,555

	Voya Ltd.,
1,500,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.35%)	9.09%	(d)	07/17/2034	1,288,996

	Total Collateralized Loan Obligations (Cost $4,495,000)				3,842,189

FOREIGN CORPORATE BONDS 0.2%

RETAILERS (OTHER THAN FOOD/DRUG) 0.2%
700,000	eG Global Finance PLC	6.75%	(d)	02/07/2025	632,240

	Total Foreign Corporate Bonds (Cost $700,000)				632,240

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 0.5%
1,500,000	Med Trust, Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	8.07%	(d)	11/15/2038	1,388,691

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,500,000)				1,388,691

US CORPORATE BONDS 3.4%

AEROSPACE & DEFENSE 0.4%
1,000,000	TransDigm, Inc.	8.00%	(d)	12/15/2025	1,015,740
180,000	United Airlines, Inc.	4.38%	(d)	04/15/2026	160,963

					1,176,703

COMMERCIAL SERVICES 0.2%
725,000	Allied Universal Holdco LLC	6.63%	(d)	07/15/2026	647,476

FOOD PRODUCTS 0.7%
1,000,000	JBS USA Food Company	5.13%	(d)	02/01/2028	939,145

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,080,000	US Foods, Inc.	6.25%	(d)	04/15/2025	1,062,655

					2,001,800

FOOD SERVICE 0.4%
1,000,000	IRB Holding Corporation	7.00%	(d)	06/15/2025	994,920

HOTELS/MOTELS/INNS AND CASINOS 0.5%
1,531,000	Caesars Entertainment, Inc.	6.25%	(d)	07/01/2025	1,478,058

LEISURE 0.1%
252,000	Six Flags Theme Parks, Inc.	7.00%	(d)	07/01/2025	252,272

MEDIA 0.4%
300,000	Univision Communications, Inc.	4.50%	(d)	05/01/2029	245,321
800,000	Univision Communications, Inc.	7.38%	(d)	06/30/2030	765,240

					1,010,561

MINING 0.1%
190,000	Arconic Corporation	6.13%	(d)	02/15/2028	168,257

TECHNOLOGY 0.3%
1,000,000	Verscend Escrow Corporation	9.75%	(d)(e)	08/15/2026	966,385

UTILITIES 0.3%
1,000,000	Pacific Gas and Electric Company	4.95%		06/08/2025	971,872

	Total US Corporate Bonds (Cost $10,163,948)				9,668,304

COMMON STOCKS 0.4%
57,721	Foresight Equity(a)(e)				1,068,425
32,259	McDermott International Ltd.(e)				16,129

	Total Common Stocks (Cost $948,562)				1,084,554

SHORT TERM INVESTMENTS 7.9%
7,472,949	First American Government Obligations Fund - Class U	2.79%	(f)		7,472,949
7,472,949	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(f)		7,472,949

7,472,949	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(f)		7,472,949

	Total Short Term Investments (Cost $22,418,847)				22,418,847

	Total Investments 94.7% (Cost $287,370,326)				268,532,008
	Other Assets in Excess of Liabilities 5.3%				15,046,683

	NET ASSETS 100.0%				$283,578,691

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	80.9%
Short Term Investments	7.9%
US Corporate Bonds	3.4%
Collateralized Loan Obligations	1.4%
Non-Agency Commercial Mortgage Backed Obligations	0.5%
Common Stocks	0.4%
Foreign Corporate Bonds	0.2%
Other Assets and Liabilities	5.3%

100.0%

(a)	Value determined using significant unobservable inputs.

(b)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(c)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(e)	Non-income producing security

(f)	Seven-day yield as of period end

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	69

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE®	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	SoFi Alternative Consumer Loan Program,
22,045,451	Series 2021-2-A	1.25%	(b)	08/15/2030	21,400,180	0.4%

	SoFi Alternative Trust,
35,969,794	Series 2021-3-A	1.50%	(b)	11/15/2030	34,848,220	0.7%

Other Asset Backed Obligations(a)					405,185,040	7.6%

	Total Asset Backed Obligations (Cost $508,037,454)				461,433,440	8.7%

BANK LOANS(a)
	Total Bank Loans (Cost $495,984,711)				480,959,088	9.1%

COLLATERALIZED LOAN OBLIGATIONS

	37 Capital,
27,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.71%	(b)	10/16/2034	26,307,316	0.5%

	AIG LLC,
20,000,000	Series 2018-1A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.83%	(b)	04/20/2032	19,590,950	0.4%

	Anchorage Capital Ltd.,
25,000,000	Series 2016-9A-AR2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.65%	(b)	07/15/2032	24,544,855	0.5%
23,000,000	Series 2021-19A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.72%	(b)	10/16/2034	22,314,496	0.4%

	Battalion Ltd.,
29,500,000	Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.93%	(b)	04/24/2034	28,396,204	0.4%

	BlueMountain Ltd.,
20,000,000	Series 2021-31A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.89%	(b)	04/19/2034	19,491,435	0.4%

	Bridge Street Ltd.,
20,000,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.94%	(b)	07/20/2034	19,179,300	0.4%

	Cathedral Lake Ltd.,
20,000,000	Series 2021-8A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.93%	(b)	01/22/2035	19,146,600	0.4%

	CBAM Ltd.,
20,000,000	Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.93%	(b)	07/17/2034	19,322,812	0.4%
20,000,000	Series 2019-10A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.83%	(b)	04/20/2032	19,548,348	0.4%

	CQS Ltd.,
25,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.93%	(b)	01/22/2035	24,124,960	0.4%

	Dryden Ltd.,
25,000,000	Series 2020-85A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(b)	10/15/2035	24,210,914	0.4%

	Elevation Ltd.,
20,000,000	Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.63%	(b)	07/15/2031	19,648,438	0.4%

	Galaxy Ltd.,
20,000,000	Series 2016-22A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.94%	(b)	04/17/2034	19,302,000	0.4%

	LCM LP,
20,000,000	Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(b)	10/15/2031	19,675,604	0.4%

	Marble Point Ltd.,
25,000,000	Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.99%	(b)	01/20/2032	24,441,552	0.5%
29,500,000	Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	4.01%	(b)	04/20/2033	28,712,350	0.5%
25,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.98%	(b)	07/25/2034	24,322,889	0.4%
23,000,000	Series 2021-3A-A1 (3 Month LIBOR USD + 1.24%, 1.24% Floor)	3.98%	(b)	10/17/2034	22,336,207	0.4%

	MKS Ltd.,
25,000,000	Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	3.71%	(b)	07/22/2030	24,676,745	0.4%

	Nassau Ltd.,
22,600,000	Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	3.66%	(b)	07/15/2031	22,161,681	0.4%

	Shackleton Ltd.,
25,000,000	Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(b)	07/15/2031	24,412,500	0.5%

	Sound Point Ltd.,
25,000,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.68%	(b)	07/17/2034	24,147,341	0.4%

	Symphony Ltd.,
25,000,000	Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	3.82%	(b)	01/20/2032	24,357,748	0.5%

	Trestles Ltd.,
20,000,000	Series 2021-4A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.90%	(b)	07/21/2034	19,488,492	0.4%

	Trimaran CAVU LLC,
20,000,000	Series 2021-3A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.95%	(b)	01/18/2035	19,430,755	0.4%

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Whitebox Ltd.,
50,000,000	Series 2021-3A-A1 (3 Month LIBOR USD + 1.22%)	3.73%	(b)	10/16/2034	48,102,155	0.9%

Other Collateralized Loan Obligations(a)					566,386,204	10.7%

	Total Collateralized Loan Obligations (Cost $1,230,264,238)				1,197,780,851	22.6%

FOREIGN CORPORATE BONDS(a)
	Total Foreign Corporate Bonds (Cost $470,791,553)				430,510,673	8.1%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(a)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $36,720,170)				33,008,997	0.6%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

	CLNC Ltd.,
19,958,000	Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 3.01%, 2.90% Floor)	6.03%	(b)	08/17/2035	18,960,100	0.4%

Other Non-Agency Commercial Mortgage Backed Obligations(a)					760,281,061	14.3%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $898,778,388)				779,241,161	14.7%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Credit Suisse Mortgage-Backed Trust,
46,498,741	Series 2019-RP10-A1	2.94%	(b)(c)	12/25/2059	45,352,515	0.9%

	Legacy Mortgage Asset Trust,
26,075,586	Series 2021-GS4-A1	1.65%	(b)(d)	11/25/2060	23,960,105	0.4%

	New York Mortgage Trust,
25,000,000	Series 2021-BPL1-A1	2.24%	(b)(d)	05/25/2026	23,667,427	0.4%

	Pretium Mortgage Credit Partners LLC,
30,654,356	Series 2021-NPL3-A1	1.87%	(b)(d)	07/25/2051	27,424,905	0.5%
26,341,517	Series 2021-RN1-A1	1.99%	(b)(d)	02/25/2061	24,715,524	0.5%

	Starwood Mortgage Residential Trust,
31,935,384	Series 2021-5-A1	1.92%	(b)(c)	09/25/2066	26,342,470	0.5%

	Toorak Mortgage Corporation Ltd.,
25,275,205	Series 2020-1-A1	2.73%	(b)(d)	03/25/2023	25,145,677	0.5%

	VOLT LLC,
28,627,912	Series 2021-NPL8-A1	2.12%	(b)(d)	04/25/2051	26,613,621	0.5%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					658,272,352	12.4%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $993,533,457)				881,494,596	16.6%

US CORPORATE BONDS(a)
	Total US Corporate Bonds (Cost $428,279,405)				409,165,352	7.7%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS
22,828,642	Federal National Mortgage Association, Series 2020-M49-1A1	1.30%	(c)	11/25/2030	19,865,576	0.4%
31,121,835	Federal National Mortgage Association, Series 2022-M5-A1	2.45%	(c)	01/25/2034	27,447,283	0.5%
31,111,906	Federal National Mortgage Association	1.90% – 3.05%	(c)	10/25/2027 – 04/25/2032	28,664,671	0.5%

Other US Government and Agency Mortgage Backed Obligations(a)					74,775,438	1.4%

	Total US Government and Agency Mortgage Backed Obligations (Cost $171,368,895)				150,752,968	2.8%

US GOVERNMENT AND AGENCY OBLIGATIONS

93,800,000	United States Treasury Notes	0.13%		04/30/2023	91,703,080	1.7%
277,700,000	United States Treasury Notes	2.50%		04/30/2024	269,998,163	5.1%
333,900,000	United States Treasury Notes	2.50%		05/31/2024	324,280,812	6.1%
146,900,000	United States Treasury Notes	3.00%		06/30/2024	143,718,123	2.7%
147,700,000	United States Treasury Notes	3.00%		07/31/2024	144,422,906	2.7%
92,100,000	United States Treasury Notes	3.25%		08/31/2024	90,445,078	1.7%
147,700,000	United States Treasury Notes	2.88%		06/15/2025	142,467,035	2.7%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	71

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $	% OF NET ASSETS
92,100,000	United States Treasury Notes	3.00%	07/15/2025	89,031,199	1.7%

	Total US Government and Agency Obligations (Cost $1,323,454,810)			1,296,066,396	24.4%

COMMON STOCKS(a)
	Total Common Stocks (Cost $989,313)			1,107,946	0.0%

WARRANTS(a)
	Total Warrants (Cost $–)			—	0.0%

SHORT TERM INVESTMENTS
92,800,000	United States Treasury Bills	0.00%	03/23/2023	91,187,774	1.7%
99,500,000	United States Treasury Bills	0.00%	08/10/2023	96,329,048	1.8%

Other Short Term Investments(a)				32,990,574	0.6%

	Total Short Term Investments (Cost $220,700,700)			220,507,396	4.1%

	Total Investments (Cost $6,778,903,094)			6,342,028,864	119.4%
	Liabilities in Excess of Other Assets			(1,031,766,340)	(19.4)%

	NET ASSETS			$5,310,262,524	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	24.4%
Collateralized Loan Obligations	22.6%
Non-Agency Residential Collateralized Mortgage Obligations	16.6%
Non-Agency Commercial Mortgage Backed Obligations	14.7%
Bank Loans	9.1%
Asset Backed Obligations	8.7%
Foreign Corporate Bonds	8.1%
US Corporate Bonds	7.7%
Short Term Investments	4.1%
US Government and Agency Mortgage Backed Obligations	2.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.6%
Common Stocks	0.0%	(e)
Warrants	0.0%	(e)
Other Assets and Liabilities	(19.4)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	24.4%
Collateralized Loan Obligations	22.6%
Non-Agency Residential Collateralized Mortgage Obligations	16.6%
Non-Agency Commercial Mortgage Backed Obligations	14.7%
Asset Backed Obligations	8.7%
Banking	5.3%
Short Term Investments	4.1%
US Government and Agency Mortgage Backed Obligations	2.8%
Utilities	2.0%
Healthcare	1.8%
Energy	1.3%
Business Equipment and Services	1.2%
Pharmaceuticals	1.2%
Electronics/Electric	1.1%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Media	0.9%
Transportation	0.9%
Telecommunications	0.8%
Chemicals/Plastics	0.8%
Food Service	0.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%
Food Products	0.6%
Retailers (other than Food/Drug)	0.6%
Hotels/Motels/Inns and Casinos	0.6%
Technology	0.6%
Automotive	0.5%
Containers and Glass Products	0.4%
Insurance	0.4%
Aerospace & Defense	0.4%
Leisure	0.4%
Building and Development (including Steel/Metals)	0.3%
Finance	0.3%
Mining	0.3%
Chemical Products	0.2%
Real Estate	0.2%
Environmental Control	0.2%
Financial Intermediaries	0.2%
Beverage and Tobacco	0.1%
Construction	0.1%
Commercial Services	0.1%
Diversified Manufacturing	0.1%
Industrial Equipment	0.1%
Food/Drug Retailers	0.0%	(e)
Consumer Products	0.0%	(e)
Other Assets and Liabilities	(19.4)%

	100.0%

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

(c)

Includes securities where coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(e)	Represents less than 0.05% of net assets

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/17/2023	60,000,000	$(2,910,453)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/16/2023	60,000,000	(2,974,066)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/01/2023	85,000,000	(3,383,635)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/27/2023	85,000,000	(4,404,869)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/09/2023	85,000,000	(5,292,447)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/31/2023	65,000,000	(5,424,604)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/14/2023	70,000,000	(5,724,781)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/16/2023	60,000,000	(5,849,732)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/15/2023	80,000,000	(6,608,778)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/26/2023	95,000,000	(7,362,108)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/06/2023	70,000,000	(7,829,294)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/18/2023	75,000,000	(7,999,572)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/10/2023	85,000,000	(8,242,409)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/24/2023	70,000,000	(8,591,474)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	06/13/2023	80,000,000	(8,633,945)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/22/2023	60,000,000	(8,679,341)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/07/2023	85,000,000	(8,858,405)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/19/2023	70,000,000	(8,887,467)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/01/2023	60,000,000	(9,191,573)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/01/2023	90,000,000	(9,206,478)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/09/2023	100,000,000	(9,445,593)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/28/2023	75,000,000	(10,631,935)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/06/2023	100,000,000	(11,545,354)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	07/25/2023	90,000,000	(12,180,374)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/04/2023	85,000,000	(12,297,867)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/31/2023	100,000,000	(12,751,084)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/14/2023	80,000,000	(12,778,000)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/20/2023	80,000,000	(12,802,280)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	07/11/2023	95,000,000	(12,877,635)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/11/2023	75,000,000	(12,966,382)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/12/2023	90,000,000	(14,003,359)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/08/2023	95,000,000	(14,003,992)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/29/2022	75,000,000	(14,221,754)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	03/14/2023	75,000,000	(14,300,653)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/06/2023	95,000,000	(15,060,308)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/19/2022	75,000,000	(15,516,985)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/30/2023	95,000,000	(16,160,282)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/27/2023	95,000,000	(16,619,197)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/12/2023	95,000,000	(16,650,587)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/24/2023	80,000,000	(17,006,331)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/23/2023	90,000,000	(17,055,731)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	04/26/2023	80,000,000	(17,141,014)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	02/21/2023	100,000,000	(17,369,009)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/21/2022	100,000,000	(17,418,035)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/26/2023	75,000,000	(17,660,204)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/28/2023	100,000,000	(18,189,410)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/08/2022	100,000,000	(18,385,466)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/25/2022	100,000,000	(18,461,600)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	73

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/22/2022	100,000,000	$(18,493,615)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/16/2023	95,000,000	(18,506,215)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/16/2022	100,000,000	(18,608,277)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/20/2022	100,000,000	(18,610,303)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/04/2023	90,000,000	(18,614,458)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/02/2022	100,000,000	(18,760,480)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/18/2022	100,000,000	(18,781,221)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/27/2022	100,000,000	(19,327,226)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/18/2023	100,000,000	(20,098,232)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/11/2022	100,000,000	(20,140,392)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/19/2022	100,000,000	(20,626,892)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/30/2022	100,000,000	(20,643,479)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/27/2022	100,000,000	(20,774,504)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/20/2022	100,000,000	(21,097,492)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/15/2022	100,000,000	(21,372,361)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/01/2022	100,000,000	(21,438,235)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/10/2023	100,000,000	(21,472,046)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/28/2022	100,000,000	(21,606,904)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/22/2022	100,000,000	(21,777,566)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/06/2022	100,000,000	(21,815,180)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/14/2022	100,000,000	(21,875,658)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	01/11/2023	100,000,000	(22,031,714)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/13/2022	100,000,000	(22,078,572)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/17/2023	100,000,000	(22,377,803)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/07/2023	100,000,000	(22,509,211)

							$(1,064,993,888)

(1)

Shiller Barclays CAPE® US Sector II ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2022, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Flexible Income Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Affirm Asset Securitization Trust,
5,000,000	Series 2021-B-D	2.54%	(b)	08/17/2026	4,423,573	0.5%

	ExteNet LLC,
6,250,000	Series 2019-1A-C	5.22%	(b)	07/25/2049	5,840,488	0.6%

	Pagaya AI Debt Selection Trust,
5,499,701	Series 2021-3-C	3.27%	(b)	05/15/2029	4,639,900	0.5%

	Regional Ltd.,
4,624,892	Series 2021-1A-A	5.75%		04/15/2041	4,178,913	0.4%

	Vivint Solar Financing LLC,
4,650,697	Series 2018-1A-A	4.73%	(b)	04/30/2048	4,122,934	0.4%

	WAVE LLC,
9,624,837	Series 2019-1-C	6.41%	(b)(c)	09/15/2044	5,792,670	0.6%

Other Asset Backed Obligations (a)					28,702,067	3.0%

	Total Asset Backed Obligations (Cost $70,503,241)				57,700,545	6.0%

BANK LOANS(a)
	Total Bank Loans (Cost $93,014,340)				86,193,190	9.0%

COLLATERALIZED LOAN OBLIGATIONS

	Barings Ltd.,
4,000,000	Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	5.61%	(b)	07/20/2029	3,509,255	0.4%

	Goldentree Loan Management Ltd.,
5,500,000	Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	5.36%	(b)	11/29/2030	4,945,114	0.5%

	LCM LP,
5,000,000	Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	5.21%	(b)	01/21/2031	4,278,717	0.4%

	Madison Park Funding Ltd.,
4,500,000	Series 2015-18A-BR (3 Month LIBOR USD + 1.60%)	4.33%	(b)	10/21/2030	4,360,907	0.5%

	Neuberger Berman Loan Advisers Ltd.,
4,000,000	Series 2017-16SA-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.41%	(b)	04/17/2034	3,465,378	0.4%

	Octagon Investment Partners Ltd.,
4,500,000	Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	6.41%	(b)	07/16/2029	3,982,859	0.4%

	RR Ltd.,
4,000,000	Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	5.46%	(b)	04/15/2030	3,557,133	0.4%

	Sound Point Ltd.,
6,000,000	Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	5.81%	(b)	07/17/2034	5,081,085	0.5%
5,000,000	Series 2020-2A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	6.13%	(b)	10/25/2034	4,324,803	0.4%

	Steele Creek Ltd.,
5,000,000	Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	4.36%	(b)	07/15/2032	4,769,357	0.5%

	THL Credit Wind River Ltd.,
4,000,000	Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.41%	(b)	01/15/2031	3,497,342	0.4%

	Trimaran CAVU LLC,
6,000,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.91%	(b)	07/20/2032	5,830,986	0.6%

	Wellfleet Ltd.,
10,000,000	Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	3.88%	(b)	07/20/2032	9,700,585	1.0%

Other Collateralized Loan Obligations (a)					144,721,188	15.0%

	Total Collateralized Loan Obligations (Cost $231,233,099)				206,024,709	21.4%

FOREIGN CORPORATE BONDS(a)
	Total Foreign Corporate Bonds (Cost $78,917,778)				60,125,339	6.2%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(a)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $33,925,000)				23,734,200	2.5%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS (a)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $156,869,200)				134,937,149	14.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	75

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	AMSR Trust,
5,122,000	Series 2021-SFR3-G	3.80%	(b)	10/09/2026	4,265,353	0.4%

	APS Resecuritization Trust,
8,710,108	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.82%	(b)	10/27/2046	7,311,868	0.8%

	CHL GMSR Issuer Trust,
8,688,000	Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	5.83%	(b)	05/25/2023	8,552,066	0.9%

	CSMC Trust,
7,700,000	Series 2020-RPL6-A2	3.33%	(b)(d)	03/25/2059	7,291,851	0.8%

	Federal Home Loan Mortgage Corporation STACR REMIC Trust,
7,100,000	Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%)	5.58%	(b)	02/25/2050	6,432,787	0.7%

	FirstKey Homes Trust,
6,452,000	Series 2021-SFR1-F1	3.24%	(b)	08/19/2038	5,423,401	0.6%

	FMC GMSR Issuer Trust,
8,000,000	Series 2021-GT1-A	3.62%	(b)(d)	07/25/2026	6,359,350	0.7%

	Home Partners of America Trust,
6,493,972	Series 2019-2-F	3.87%	(b)	10/19/2039	5,432,473	0.6%

	Lehman Mortgage Trust,
5,683,697	Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	3.48%		06/25/2046	5,250,084	0.5%

	Merrill Lynch Mortgage Investors Trust,
17,265,161	Series 2006-HE6-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	3.36%		11/25/2037	9,939,382	1.0%

	Morgan Stanley Resecuritization Trust,
8,278,245	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.82%	(b)(c)	12/27/2046	7,588,586	0.8%

	NovaStar Mortgage Funding Trust,
10,276,531	Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.00% Cap)	3.40%		10/25/2036	6,034,961	0.6%

	PMT Credit Risk Transfer Trust,
5,932,169	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.86%	(b)	05/30/2023	5,713,567	0.6%

	Progress Residential Trust,
7,500,000	Series 2021-SFR2-F	3.40%	(b)	04/19/2038	6,423,583	0.7%
8,100,000	Series 2021-SFR3-F	3.44%	(b)	05/19/2038	6,957,287	0.7%

	Residential Mortgage Loan Trust,
5,750,000	Series 2020-1-B1	3.95%	(b)(d)	01/25/2060	4,834,249	0.5%

	Soundview Home Loan Trust,
4,805,561	Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	3.23%		06/25/2037	3,454,932	0.4%

	Spruce Hill Mortgage Loan Trust,
4,415,341	Series 2020-SH2-M1	4.33%	(b)(d)	06/30/2055	4,311,092	0.4%

	Structured Asset Securities Corporation,
8,383,076	Series 2007-OSI-A4 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	3.28%		06/25/2037	5,692,486	0.6%
5,716,980	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.27%	(b)	03/25/2037	4,712,894	0.5%

	Toorak Mortgage Corporation Ltd.,
6,600,000	Series 2021-1-A2	3.10%	(b)(e)	06/25/2024	6,119,369	0.6%

	Tricon American Homes Trust,
5,000,000	Series 2019-SFR1-F	3.75%	(b)	03/17/2039	4,530,820	0.5%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					71,669,205	7.4%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $244,146,324)				204,301,646	21.3%

US CORPORATE BONDS(a)
	Total US Corporate Bonds (Cost $58,749,911)				48,334,986	5.0%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation Pass-Thru,
10,619,521	Series KF89-AS (Secured Overnight Financing Rate 30 Day Average + 0.37%)	2.65%		09/25/2030	10,492,651	1.1%
3,906,861	Series K722-X1	1.45%	(d)(f)	03/25/2023	7,593	0.0%

	Federal Home Loan Mortgage Corporation REMICS,
14,714,401	Series 4851-PF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	3.22%		08/15/2057	14,435,751	1.5%
13,555,845	Series 4944-F (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	3.53%		01/25/2050	13,446,792	1.4%

6,419,941	Federal Home Loan Mortgage Corporation REMICS	3.00% – 3.63%	(f)(g)	04/15/2040 – 06/25/2050	5,591,198	0.6%
	Federal National Mortgage Association REMICS,
7,374,172	Series 2013-12-FT (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	3.43%		02/25/2043	7,248,281	0.7%
5,024,760	Series 2018-86-MF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	3.38%		12/25/2048	4,957,804	0.5%

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
5,840,262	Series 2022-43-FA (Secured Overnight Financing Rate 30 Day Average + 0.55%, 0.55% Floor, 6.00% Cap)	2.83%		07/25/2052	5,791,309	0.6%

28,358,241	Federal National Mortgage Association REMICS	2.97% – 3.07%	(f)(g)	05/25/2046 –08/25/2050	3,397,431	0.4%
	Government National Mortgage Association,
39,494,021	Series 2020-146-IJ	2.50%	(f)	10/20/2050	5,105,803	0.5%

184,979,328	Government National Mortgage Association	0.16% – 3.29%	(d)(f)(g)	10/20/2049 – 12/16/2062	8,453,001	0.9%

Other US Government and Agency Mortgage Backed Obligations (a)					827,097	0.1%

	Total US Government and Agency Mortgage Backed Obligations (Cost $98,035,497)				79,754,710	8.3%

COMMON STOCKS(a)
	Total Common Stocks (Cost $977,302)				450,571	0.0%

ESCROW NOTES(a)
	Total Escrow Notes (Cost $–)				1,250	0.0%

RIGHTS(a)
	Total Rights (Cost $–)				4,278	0.0%

WARRANTS (a)
	Total Warrants (Cost $–)				879	0.0%

SHORT TERM INVESTMENTS
16,400,000	United States Treasury Bills	0.00%		04/20/2023	16,076,194	1.7%
26,700,000	United States Treasury Bills	0.00%		07/13/2023	25,922,614	2.7%

Other Short Term Investments (a)					938,124	0.1%

	Total Short Term Investments (Cost $43,044,376)				42,936,932	4.5%

	Total Investments (Cost $1,109,416,068)				944,500,384	98.2%
	Other Assets in Excess of Liabilities				17,138,428	1.8%

	NET ASSETS				$961,638,812	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	21.4%
Non-Agency Residential Collateralized Mortgage Obligations	21.3%
Non-Agency Commercial Mortgage Backed Obligations	14.0%
Bank Loans	9.0%
US Government and Agency Mortgage Backed Obligations	8.3%
Foreign Corporate Bonds	6.2%
Asset Backed Obligations	6.0%
US Corporate Bonds	5.0%
Short Term Investments	4.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.5%
Common Stocks	0.0%	(h)
Rights	0.0%	(h)
Escrow Notes	0.0%	(h)
Warrants	0.0%	(h)
Other Assets and Liabilities	1.8%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	21.4%
Non-Agency Residential Collateralized Mortgage Obligations	21.3%
Non-Agency Commercial Mortgage Backed Obligations	14.0%
US Government and Agency Mortgage Backed Obligations	8.3%
Asset Backed Obligations	6.0%
Short Term Investments	4.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.5%
Energy	2.2%
Utilities	1.8%
Healthcare	1.4%
Electronics/Electric	1.3%
Business Equipment and Services	1.2%
Media	1.1%
Chemicals/Plastics	0.8%
Retailers (other than Food/Drug)	0.8%
Telecommunications	0.8%
Transportation	0.7%
Aerospace & Defense	0.7%
Banking	0.6%
Mining	0.6%
Industrial Equipment	0.6%
Hotels/Motels/Inns and Casinos	0.6%
Finance	0.5%
Building and Development (including Steel/Metals)	0.5%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	77

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Insurance	0.5%
Automotive	0.4%
Technology	0.4%
Leisure	0.3%
Commercial Services	0.3%
Containers and Glass Products	0.3%
Pharmaceuticals	0.3%
Food Products	0.2%
Food Service	0.2%
Financial Intermediaries	0.2%
Cosmetics/Toiletries	0.2%
Construction	0.2%
Chemical Products	0.1%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Environmental Control	0.1%
Real Estate	0.1%
Beverage and Tobacco	0.1%
Food/Drug Retailers	0.1%
Diversified Manufacturing	0.0%	(h)
Consumer Products	0.0%	(h)
Pulp & Paper	0.0%	(h)
Trading Companies & Distributors	0.0%	(h)
Other Assets and Liabilities	1.8%

	100.0%

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Value determined using significant unobservable inputs.

(d)

Includes securities where coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(e)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(f)	Includes interest only securities

(g)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(h)	Represents less than 0.05% of net assets

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 81.2%

BRAZIL 4.1%
1,000,000	Banco do Brasil S.A.	3.25%		09/30/2026	885,700
3,800,000	Braskem Netherlands Finance B.V. (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	3,744,444
800,000	CSN Steel, S.L.	7.63%		04/17/2026	770,562
280,845	Guara Notre SARL	5.20%		06/15/2034	224,116
105,102	Invepar Holdings	0.00%	(a)(b)	12/30/2028	—
4,800,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	4,108,680
768,899	MV24 Capital B.V.	6.75%		06/01/2034	651,280

					10,384,782

CHILE 8.8%
1,850,000	AES Andes S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	1,595,625
1,100,000	Banco del Estado de Chile	2.70%		01/09/2025	1,031,073
500,000	Cencosud S.A.	5.15%		02/12/2025	491,887
4,850,000	Chile Electricity PEC S.p.A.	0.00%	(d)	01/25/2028	3,439,275
300,000	Colbun S.A.	4.50%		07/10/2024	294,750
608,500	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	546,080
2,500,267	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	2,281,044
5,350,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	5,187,039
2,141,360	GNL Quintero S.A.	4.63%		07/31/2029	1,973,242
1,150,000	Guacolda Energia S.A.	4.56%		04/30/2025	397,785
700,000	Mercury Chile Holdco LLC	6.50%	(d)	01/24/2027	612,542
900,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	787,554
1,788,000	Sociedad Quimica y Minera de Chile S.A.	4.38%		01/28/2025	1,731,320
1,478,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	1,000,658
1,500,000	VTR Finance NV	6.38%		07/15/2028	843,750

					22,213,624

COLOMBIA 6.8%
4,645,000	AI Candelaria Spain S.A.	7.50%		12/15/2028	4,016,439
3,960,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	3,545,487
2,700,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	2,271,942
3,350,000	Ecopetrol S.A.	5.88%		09/18/2023	3,329,113
3,100,000	Ecopetrol S.A.	4.13%		01/16/2025	2,848,698
1,100,000	Grupo de Inversiones Suramericana S.A.	5.50%		04/29/2026	1,017,762

					17,029,441

DOMINICAN REPUBLIC 0.4%
900,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	902,984

GUATEMALA 0.8%
1,080,000	Millicom International Cellular S.A.	6.63%		10/15/2026	991,278
1,216,800	Millicom International Cellular S.A.	5.13%		01/15/2028	1,015,770

					2,007,048

INDIA 5.1%
1,344,000	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	1,034,436
1,200,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	1,141,754
1,700,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	1,477,165

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	ONGC Videsh Ltd.	3.75%		05/07/2023	198,437
1,500,000	ONGC Videsh Ltd.	4.63%		07/15/2024	1,477,857
500,000	ONGC Videsh Vankorneft Pte Ltd.	3.75%		07/27/2026	467,657
2,300,000	Periama Holdings LLC	5.95%		04/19/2026	1,997,090
3,150,000	Reliance Industries Ltd.	4.13%		01/28/2025	3,070,821
1,500,000	UPL Corporation Ltd.	4.50%		03/08/2028	1,242,634
900,000	Vedanta Resources Ltd.	7.13%		05/31/2023	834,020

					12,941,871

INDONESIA 7.2%
900,000	Freeport Indonesia PT	4.76%	(d)	04/14/2027	814,761
2,400,000	Freeport Indonesia PT	4.76%		04/14/2027	2,172,695
500,000	Freeport-McMoRan, Inc.	5.00%		09/01/2027	485,110
4,450,000	Freeport-McMoRan, Inc.	4.13%		03/01/2028	3,994,108
1,300,000	Indonesia Asahan Aluminium Persero PT	4.75%		05/15/2025	1,270,613
5,000,000	Minejesa Capital B.V.	4.63%		08/10/2030	4,150,000
1,900,000	Pertamina Persero PT	4.30%		05/20/2023	1,885,750
3,800,000	Pertamina Persero PT	1.40%		02/09/2026	3,265,877

					18,038,914

ISRAEL 2.1%
2,800,000	Bank Hapoalim B.M.	3.26%	(d) (g)	01/21/2032	2,340,433
3,300,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28%	(d)	01/29/2031	2,813,250

					5,153,683

JAMAICA 0.1%
350,323	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(d)	04/01/2025	138,731
55,222	Digicel Group Holdings Ltd. (7.00% PIK)	7.00%	(c) (d)	10/17/2022	9,664

					148,395

KOREA 9.6%
3,000,000	Korea Development Bank	1.00%		09/09/2026	2,609,205
1,400,000	Korea East-West Power Company Ltd.	1.75%	(d)	05/06/2025	1,287,877
3,431,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	3,156,220
1,500,000	Korea Electric Power Corporation	1.13%	(d)	06/15/2025	1,353,143
2,000,000	Korea Electric Power Corporation	1.13%		06/15/2025	1,804,191
1,100,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(d)	04/27/2026	968,884
4,300,000	Korea Southern Power Company Ltd.	0.75%	(d)	01/27/2026	3,763,540
5,500,000	KT Corporation	1.00%		09/01/2025	4,895,041
4,500,000	LG Chem Ltd.	3.25%		10/15/2024	4,334,032

					24,172,133

KUWAIT 1.7%
400,000	Equate Petrochemical B.V.	4.25%		11/03/2026	378,003
2,600,000	MEGlobal Canada ULC	5.00%	(d)	05/18/2025	2,546,791
1,500,000	MEGlobal Canada ULC	5.00%		05/18/2025	1,469,302

					4,394,096

MALAYSIA 3.9%
1,244,000	Axiata SPV2 BHD	4.36%		03/24/2026	1,216,421
3,400,000	Petronas Capital Ltd.	3.50%		03/18/2025	3,310,642
5,550,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	5,153,952

					9,681,015

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	79

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MEXICO 2.6%
1,800,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.64%)	5.88%	(c)	01/24/2027	1,475,100
2,000,000	BBVA Bancomer S.A.	1.88%		09/18/2025	1,793,902
2,500,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	2,363,599
587,383	Mexico Generadora de Energia S. de R.L.	5.50%		12/06/2032	519,975
600,000	Orbia Advance Corporation S.A.B. de C.V.	1.88%		05/11/2026	508,194

					6,660,770

PANAMA 1.5%
227,583	Panama Metro Line SP	0.00%	(d)	12/05/2022	225,558
359,669	Panama Metro Line SP	0.00%		12/05/2022	356,467
3,557,000	Sable International Finance Ltd.	5.75%		09/07/2027	3,113,033

					3,695,058

PARAGUAY 0.6%
600,000	Banco Continental SAECA	2.75%	(d)	12/10/2025	524,247
1,200,000	Banco Continental SAECA	2.75%		12/10/2025	1,048,494

					1,572,741

PERU 10.6%
2,700,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%	(d)	09/30/2031	2,286,491
650,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	550,452
1,750,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	1,533,903
1,750,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,561,945
3,200,000	Banco Internacional del Peru S.A.A. Interbank (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	3,116,528
200,000	BBVA Banco Continental S.A. (5 Year CMT Rate + 2.75%)	5.25%		09/22/2029	191,378
500,000	Camposol S.A.	6.00%		02/03/2027	397,215
1,400,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	1,325,401
200,000	Credicorp Ltd.	2.75%		06/17/2025	182,827
3,175,000	Fenix Power Peru S.A.	4.32%		09/20/2027	2,931,811
3,022,800	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	2,701,627
1,645,000	Inkia Energy Ltd.	5.88%		11/09/2027	1,516,929
289,452	Interoceanica Finance Ltd.	0.00%		11/30/2025	253,271
2,300,000	Kallpa Generacion S.A.	4.88%		05/24/2026	2,132,376
1,633,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	1,449,990
2,370,000	Scotiabank Peru S.A.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	2,338,103
2,400,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	2,256,612

					26,726,859

QATAR 1.4%
700,000	Qatar Energy	1.38%	(d)	09/12/2026	611,057
3,300,000	Qatar Energy	1.38%		09/12/2026	2,880,699

					3,491,756

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SAUDI ARABIA 1.7%
900,000	SA Global Sukuk Ltd.	1.60%	(d)	06/17/2026	799,182
3,400,000	SA Global Sukuk Ltd.	1.60%		06/17/2026	3,019,132
400,000	Saudi Arabian Oil Company	2.88%		04/16/2024	387,328

					4,205,642

SINGAPORE 9.4%
5,200,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	4,580,732
450,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	446,040
1,000,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(d)	09/10/2030	895,985
5,500,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	4,927,918
1,300,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	1,210,971
1,100,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	1,054,035
5,000,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	4,579,362
2,700,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	2,630,246
3,800,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	3,326,064

					23,651,353

SOUTH AFRICA 0.8%
1,000,000	Gold Fields Orogen Holdings BVI Ltd.	5.13%		05/15/2024	985,460
1,300,000	Sasol Financing USA LLC	4.38%		09/18/2026	1,136,129

					2,121,589

UNITED ARAB EMIRATES 2.0%
5,530,524	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	5,034,602

	Total Foreign Corporate Bonds (Cost $226,419,147)				204,228,356

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 15.5%

BRAZIL 1.7%
4,700,000	Brazilian Government International Bond	2.88%		06/06/2025	4,400,676

CHILE 0.3%
800,000	Chile Government International Bond	3.13%		01/21/2026	749,384

COLOMBIA 2.3%
400,000	Colombia Government International Bond	2.63%		03/15/2023	394,986
5,800,000	Colombia Government International Bond	4.50%		01/28/2026	5,324,147

					5,719,133

INDONESIA 0.7%
1,000,000	Perusahaan Penerbit	2.30%		06/23/2025	933,750
700,000	Perusahaan Penerbit	1.50%	(d)	06/09/2026	616,225
300,000	Perusahaan Penerbit	1.50%		06/09/2026	264,097

					1,814,072

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MALAYSIA 2.0%
5,100,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	4,923,090

MEXICO 0.9%
2,500,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	2,158,479

PANAMA 2.3%
2,500,000	Panama Government International Bond	4.00%		09/22/2024	2,444,137
3,600,000	Panama Government International Bond	3.75%		03/16/2025	3,466,293

					5,910,430

PERU 2.3%
6,300,000	Peruvian Government International Bond	2.39%		01/23/2026	5,725,605

QATAR 1.3%
3,500,000	Qatar Government International Bond	3.25%		06/02/2026	3,338,156

SAUDI ARABIA 0.2%
500,000	Saudi Government International Bond	3.25%		10/26/2026	476,193

SOUTH AFRICA 1.5%
2,500,000	Republic of South Africa Government Bond	4.67%		01/17/2024	2,449,312
1,300,000	Republic of South Africa Government Bond	4.88%		04/14/2026	1,216,526

					3,665,838

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $42,645,984)				38,881,056

COMMON STOCKS 0.1%
16,493	Frontera Energy Corporation(e)				120,399

	Total Common Stocks (Cost $1,462,704)				120,399

WARRANTS 0.0%(h)
87,695	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00(a)(e)				—

	Total Warrants (Cost $–)				—

SHORT TERM INVESTMENTS 2.5%
2,124,945	First American Government Obligations Fund Class U	2.79%	(f)		2,124,945
2,124,946	JP Morgan U.S. Government Money Market Fund Institutional Share Class	2.71%	(f)		2,124,946

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,124,946	Morgan Stanley Institutional Liquidity Funds Government Portfolio Institutional Share Class	2.80%	(f)		2,124,946

	Total Short Term Investments (Cost $6,374,837)				6,374,837

	Total Investments 99.3% (Cost $276,902,672)				249,604,648
	Other Assets in Excess of Liabilities 0.7%				1,770,439

	NET ASSETS 100.0%				$251,375,087

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	81.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	15.5%
Short Term Investments	2.5%
Common Stocks	0.1%
Warrants	0.0%	(h)
Other Assets and Liabilities	0.7%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	22.8%
Utilities	18.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	15.5%
Energy	12.4%
Transportation	7.6%
Telecommunications	7.5%
Mining	4.2%
Chemical Products	3.4%
Chemicals/Plastics	3.4%
Short Term Investments	2.5%
Building and Development (including Steel/Metals)	1.1%
Finance	0.5%
Retailers (other than Food/Drug)	0.2%
Consumer Products	0.2%
Construction	0.0%	(h)
Other Assets and Liabilities	0.7%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Peru	12.9%
Korea	9.6%
Singapore	9.4%
Colombia	9.2%
Chile	9.1%
Indonesia	7.9%
Malaysia	5.9%
Brazil	5.8%
India	5.1%
Panama	3.8%
Mexico	3.5%
Qatar	2.7%
United States	2.5%
South Africa	2.3%
Israel	2.1%
United Arab Emirates	2.0%
Saudi Arabia	1.9%
Kuwait	1.7%
Guatemala	0.8%
Paraguay	0.6%
Dominican Republic	0.4%
Jamaica	0.1%
Other Assets and Liabilities	0.7%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	81

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)

(a)	Value determined using significant unobservable inputs.

(b)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(c)	Perpetual maturity. The date disclosed is the next call date of the security.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(e)	Non-income producing security

(f)	Seven-day yield as of period end

(g)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(h)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 75.4%

	Federal Home Loan Mortgage Corporation REMICS,
1,622,167	Series 4057-ZB	3.50%		06/15/2042	1,520,238
1,325,974	Series 4194-ZL	3.00%	(b)	04/15/2043	1,153,392
2,078,520	Series 4206-LZ	3.50%	(b)	05/15/2043	1,855,201
2,846,745	Series 4390-NZ	3.00%	(b)	09/15/2044	2,481,599
2,417,015	Series 4440-ZD	2.50%	(b)	02/15/2045	2,063,897
1,061,513	Series 4460-KB	3.50%		03/15/2045	956,639
639,073	Series 4839-WO	0.00%	(a)	08/15/2056	436,198
1,876,519	Series 5017-VZ	2.00%	(b)	09/25/2050	1,237,187

	Federal National Mortgage Association REMICS,
1,260,000	Series 2012-128-UC	2.50%		11/25/2042	987,654
613,007	Series 2013-66-ZK	3.00%	(b)	07/25/2043	461,328
1,914,406	Series 2013-74-ZH	3.50%		07/25/2043	1,801,439
1,479,998	Series 2014-42-BZ	3.00%	(b)	07/25/2044	1,240,036
396,307	Series 2014-68-TD	3.00%		11/25/2044	359,821
487,778	Series 2014-80-KL	2.00%		05/25/2043	325,257
3,617,985	Series 2015-16-ZY	2.50%	(b)	04/25/2045	2,998,414
913,819	Series 2016-64-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(c)(e)	09/25/2046	98,610
261,947	Series 2018-21-PO	0.00%	(a)	04/25/2048	199,319
2,688,898	Series 2019-68-ZL	2.50%	(b)	11/25/2049	1,994,407
2,170,629	Series 2021-17-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 3.30%, 3.30% Cap)	1.02%	(c)(e)	04/25/2051	56,249
1,812,626	Series 2021-28-HS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.75%, 3.75% Cap)	1.47%	(c)(e)	05/25/2051	74,702

	Federal National Mortgage Association
1,000,000	Pool AN7330	3.26%		12/01/2037	847,323
1,500,000	Pool BL2643	3.39%		07/01/2034	1,338,187
858,405	Pool BL2761	3.95%		06/01/2049	740,497
1,500,000	Pool BS5337	3.01%		04/01/2032	1,332,806

	Government National Mortgage Association,
278,150	Series 2013-180-LO	0.00%	(a)	11/16/2043	209,481
3,701,349	Series 2015-53-EZ	2.00%	(b)	04/16/2045	2,438,667
3,355,911	Series 2015-79-VZ	2.50%	(b)	05/20/2045	2,843,375
329,979	Series 2016-12-MZ	3.00%	(b)	01/20/2046	272,066
1,860,477	Series 2021-105-JS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.65%, 3.65% Cap)	1.37%	(c)(e)	06/20/2051	60,359
866,166	Series 2021-42-SB (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.34%	(c)(e)	03/20/2051	119,932
1,855,403	Series 2021-89-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	0.74%	(c)(e)	05/20/2051	61,736

	STRU,
1,060,000	Series JPM-4500-DUS	3.65%	(d)	08/03/2052	975,531

	Total US Government and Agency Mortgage Backed Obligations (Cost $40,212,023)				33,541,547

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 17.0%
700,000	United States Treasury Notes	3.13%		08/15/2025	678,590
2,100,000	United States Treasury Notes	3.25%		05/15/2042	1,864,406
5,800,000	United States Treasury Notes	3.00%		08/15/2052	5,007,031

	Total US Government and Agency Obligations (Cost $8,479,735)				7,550,027

SHORT TERM INVESTMENTS 8.5%
1,256,426	First American Government Obligations Fund - Class U	2.79%	(f)		1,256,426
1,256,427	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(f)		1,256,427
1,256,427	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(f)		1,256,427

	Total Short Term Investments (Cost $3,769,280)				3,769,280

	Total Investments 100.9% (Cost $52,461,038)				44,860,854
	Liabilities in Excess of Other Assets (0.9)%				(381,742)

	NET ASSETS 100.0%				$44,479,112

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	75.4%
US Government and Agency Obligations	17.0%
Short Term Investments	8.5%
Other Assets and Liabilities	(0.9)%

100.0%

(a)	Principal only security

(b)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(c)	Interest only security

(d)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(e)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(f)	Seven-day yield as of period end

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	83

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund (Cont.)

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation) / Value
10-Year US Treasury Ultra Note Future	Short	(114)	12/20/2022	(13,507,219)	$843,866
5-Year US Treasury Note Future	Short	(220)	12/30/2022	(23,651,719)	814,221
US Treasury Long Bond Future	Long	47	12/20/2022	5,941,094	(489,509)
US Treasury Ultra Long Bond Future	Long	150	12/20/2022	20,550,000	(1,890,539)

					$(721,961)

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 104.9%
5,104,570	First American Government Obligations Fund - Class U	2.79%	(a)(b)		5,104,570
5,104,570	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(a)(b)		5,104,570
5,104,570	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(a)(b)		5,104,570
14,000,000	United States Treasury Bills	0.00%	(b)	01/26/2023	13,848,535
94,000,000	United States Treasury Bills	0.00%	(b)(c)	02/23/2023	92,681,798
21,000,000	United States Treasury Bills	0.00%	(b)(c)	03/23/2023	20,635,164

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
15,000,000	United States Treasury Bills	0.00%		04/20/2023	14,703,835
31,000,000	United States Treasury Bills	0.00%	(b)(c)	05/18/2023	30,317,558
20,000,000	United States Treasury Bills	0.00%		06/15/2023	19,488,324

	Total Short Term Investments (Cost $208,761,740)				206,988,924

	Total Investments 104.9% (Cost $208,761,740)				206,988,924
	Liabilities in Excess of Other Assets (4.9)%				(9,729,763)

	NET ASSETS 100.0%				$197,259,161

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	104.9%
Other Assets and Liabilities	(4.9)%

100.0%

(a)	Seven-day yield as of period end

(b)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

(c)	All or a portion of this security has been pledged as collateral.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Short Commodity Basket Swap(1)(2)	Bank of America Merrill Lynch	Short	0.00%	Termination	10/03/2022	(10,500,000)	$(791,394)
Short Commodity Basket Swap(1)(3)	Canadian Imperial Bank of Commerce	Short	0.00%	Termination	10/03/2022	(10,500,000)	(791,397)
Long Commodity Basket Swap(1)(4)	Canadian Imperial Bank of Commerce	Long	0.20%	Termination	10/03/2022	10,500,000	(832,518)
Long Commodity Basket Swap(1)(5)	Bank of America Merrill Lynch	Long	0.20%	Termination	10/03/2022	10,500,000	(832,519)
Commodity Beta Basket Swap(1)(6)	Canadian Imperial Bank of Commerce	Long	0.21%	Termination	10/03/2022	48,300,000	(1,840,853)
Commodity Beta Basket Swap(1)(6)	Bank of America Merrill Lynch	Long	0.23%	Termination	10/03/2022	48,300,000	(1,841,621)
Commodity Beta Basket Swap(1)(6)	Barclays Capital, Inc.	Long	0.20%	Termination	10/03/2022	69,400,000	(2,644,484)

							$(9,574,786)

(1)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

(2)	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2022, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Wheat Index ER	SG2MWHP	2.77	$49	21.4%
S&P GSCI 2 Month Forward Kansas Wheat Index ER	SG2MKWP	1.09	48	21.1%
S&P GSCI 2 Month Forward Silver Index ER	SG2MSIP	0.23	46	20.1%
S&P GSCI 2 Month Forward Corn Index ER	SG2MCNP	1.05	44	19.2%
S&P GSCI 2 Month Forward Gold Index ER	SG2MGCP	0.26	41	18.2%

			$228	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	85

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated) (Cont.)

(3)	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2022, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Wheat Index ER	SG2MWHP	3.02	$53	21.5%
S&P GSCI 2 Month Forward Kansas Wheat Index ER	SG2MKWP	1.19	53	21.1%
S&P GSCI 2 Month Forward Silver Index ER	SG2MSIP	0.25	50	20.0%
S&P GSCI 2 Month Forward Corn Index ER	SG2MCNP	1.15	48	19.2%
S&P GSCI 2 Month Forward Gold Index ER	SG2MGCP	0.28	45	18.2%

			$249	100.0%

(4)	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2022, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Gas Oil Index ER	SG2MGOP	0.24	$29	20.5%
S&P GSCI 2 Month Forward Brent Crude Index ER	SG2MBRP	0.03	29	19.9%
S&P GSCI 2 Month Forward Zinc Index ER	SG2MIZP	0.17	28	19.9%
S&P GSCI 2 Month Forward Crude Oil Index ER	SG2MCLP	0.05	28	19.9%
S&P GSCI 2 Month Forward Heating Oil Index ER	SG2MHOP	0.05	28	19.8%

			$142	100.0%

(5)	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2022, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Gas Oil Index ER	SG2MGOP	0.31	$38	20.5%
S&P GSCI 2 Month Forward Brent Crude Index ER	SG2MBRP	0.03	37	19.9%
S&P GSCI 2 Month Forward Zinc Index ER	SG2MIZP	0.23	37	19.9%
S&P GSCI 2 Month Forward Crude Oil Index ER	SG2MCLP	0.07	37	19.9%
S&P GSCI 2 Month Forward Heating Oil Index ER	SG2MHOP	0.07	36	19.8%

			$185	100.0%

(6)

Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At September 30, 2022, all constituents and their weightings were as follows:

Index	Ticker	Contract Value(7)	Value of Index	Weightings
Soybean Future	S1	0.34	$134	21.0%
Electrolytic Copper Future	LP1	0.18	98	15.4%
Nickel Future	LN1	0.19	79	12.4%
Brent Crude Future	CO1	0.10	65	10.3%
Crude Oil Future	CL1	0.10	64	10.1%
Low Sulphur Gas Oil Future	QS1	0.13	49	7.7%
Gasoline RBOB Future	XB1	0.07	36	5.7%
Live Cattle Future	LC1	0.18	30	4.8%
Sugar No. 11 Future	SB1	0.21	30	4.7%
NY Harbor ULSD Heating Oil Future	HO1	0.11	29	4.5%
Cotton No. 2 Future	CT1	0.32	22	3.4%

			$636	100.0%

(7)

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Global Bond Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 56.8%

AUSTRALIA 3.1%
1,050,000	AUD	Australia Government Bond	2.75%		04/21/2024	665,867
1,300,000	AUD	Australia Government Bond	1.00%		12/21/2030	665,363
4,317,000	AUD	Australia Government Bond	1.50%		06/21/2031	2,279,436

						3,610,666

BELGIUM 4.5%
3,350,000	EUR	Kingdom of Belgium Government Bond	1.00%	(a)	06/22/2026	3,156,615
2,306,000	EUR	Kingdom of Belgium Government Bond	0.90%	(a)	06/22/2029	2,048,791

						5,205,406

CANADA 4.1%
3,160,000	CAD	Canadian Government Bond	1.50%		06/01/2023	2,251,896
3,580,000	CAD	Canadian Government Bond	0.25%		08/01/2023	2,513,477

						4,765,373

FRANCE 6.2%
2,100,000	EUR	French Republic Government Bond	0.25%		11/25/2026	1,904,851
1,545,000	EUR	French Republic Government Bond	1.00%		05/25/2027	1,432,430
660,000	EUR	French Republic Government Bond	0.00%		11/25/2029	544,961
3,203,882	EUR	French Republic Government Bond	0.70%	(a)	07/25/2030	3,261,494

						7,143,736

GERMANY 6.7%
4,390,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		08/15/2030	3,680,835
4,950,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		02/15/2031	4,101,045

						7,781,880

IRELAND 2.5%
1,020,000	EUR	Ireland Government Bond	1.00%		05/15/2026	963,155
680,000	EUR	Ireland Government Bond	0.90%		05/15/2028	615,933
1,450,000	EUR	Ireland Government Bond	1.10%		05/15/2029	1,310,042

						2,889,130

ISRAEL 1.7%
4,230,000	ILS	Israel Government Bond	4.25%		03/31/2023	1,196,615
2,870,000	ILS	Israel Government Bond	2.00%		03/31/2027	761,891

						1,958,506

JAPAN 14.6%
509,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2028	3,506,162
500,000,000	JPY	Japan Government Twenty Year Bond	1.90%		03/20/2031	3,924,577
418,000,000	JPY	Japan Government Twenty Year Bond	0.50%		03/20/2038	2,779,927
338,000,000	JPY	Japan Government Twenty Year Bond	0.40%		06/20/2041	2,112,214
716,000,000	JPY	Japan Government Twenty Year Bond	0.50%		09/20/2041	4,547,791

						16,870,671

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MEXICO 2.2%
276,800	MXN	Mexican Bonos	7.75%	(b)	05/29/2031	1,220,843
323,300	MXN	Mexican Bonos	8.00%	(b)	11/07/2047	1,354,900

						2,575,743

NEW ZEALAND 1.8%
4,600,000	NZD	New Zealand Government Bond	1.50%		05/15/2031	2,066,288

						2,066,288

PORTUGAL 3.4%
170,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	(a)	10/15/2025	170,350
2,810,000	EUR	Portugal Obrigacoes do Tesouro OT	1.95%	(a)	06/15/2029	2,623,631
1,420,000	EUR	Portugal Obrigacoes do Tesouro OT	0.48%	(a)	10/18/2030	1,148,933

						3,942,914

SOUTH AFRICA 1.6%
6,290,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	297,715
35,470,000	ZAR	Republic of South Africa Government Bond	8.88%		02/28/2035	1,603,401

						1,901,116

SPAIN 4.4%
1,470,000	EUR	Spain Government Bond	1.30%	(a)	10/31/2026	1,377,144
4,440,000	EUR	Spain Government Bond	0.60%	(a)	10/31/2029	3,716,025

						5,093,169

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $85,631,007)				65,804,598

US GOVERNMENT AND AGENCY OBLIGATIONS 35.8%

UNITED STATES 35.8%
1,940,000	USD	United States Treasury Notes	3.25%		08/31/2024	1,905,141
2,180,000	USD	United States Treasury Notes	3.00%		07/15/2025	2,107,362
2,070,000	USD	United States Treasury Notes	3.13%		08/15/2025	2,006,687
2,360,000	USD	United States Treasury Notes	1.25%		12/31/2026	2,096,712
2,670,000	USD	United States Treasury Notes	2.63%		05/31/2027	2,506,984
2,600,000	USD	United States Treasury Notes	3.25%		06/30/2027	2,506,258
2,320,000	USD	United States Treasury Notes	2.75%		07/31/2027	2,184,969
2,160,000	USD	United States Treasury Notes	3.13%		08/31/2027	2,072,250
2,380,000	USD	United States Treasury Notes	1.75%		01/31/2029	2,078,781
2,690,000	USD	United States Treasury Notes	2.75%		05/31/2029	2,491,718
2,830,000	USD	United States Treasury Notes	3.25%		06/30/2029	2,705,469
2,710,000	USD	United States Treasury Notes	2.63%		07/31/2029	2,490,871
2,760,000	USD	United States Treasury Notes	3.13%		08/31/2029	2,620,059
3,030,000	USD	United States Treasury Notes	1.25%		08/15/2031	2,449,447
3,010,000	USD	United States Treasury Notes	1.38%		11/15/2031	2,446,389
2,890,000	USD	United States Treasury Notes	1.88%		02/15/2032	2,449,501
2,890,000	USD	United States Treasury Notes	2.88%		05/15/2032	2,672,573

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	87

Schedule of Investments DoubleLine Global Bond Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,930,000	USD	United States Treasury Notes	2.75%		08/15/2032	1,765,045

		Total US Government and Agency Obligations (Cost $45,047,138)				41,556,216

SHORT TERM INVESTMENTS 5.7%
2,205,811		First American Government Obligations Fund - Class U	2.79%	(c)		2,205,811
2,205,811		JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(c)		2,205,811
2,205,811		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(c)		2,205,811

		Total Short Term Investments (Cost $6,617,433)				6,617,433

		Total Investments 98.3% (Cost $137,295,578)				113,978,247
		Other Assets in Excess of Liabilities 1.7%				1,986,732

		NET ASSETS 100.0%				$115,964,979

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	56.8%
US Government and Agency Obligations	35.8%
Short Term Investments	5.7%
Other Assets and Liabilities	1.7%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	41.5%
Japan	14.6%
Germany	6.7%
France	6.2%
Belgium	4.5%
Spain	4.4%
Canada	4.1%
Portugal	3.4%
Australia	3.1%
Ireland	2.5%
Mexico	2.2%
New Zealand	1.8%
Israel	1.7%
South Africa	1.6%
Other Assets and Liabilities	1.7%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Principal amount is stated in 100 Mexican Peso Units.

(c)	Seven-day yield as of period end

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

ZAR	South African Rand

USD	US Dollar

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered		Value	Currency to be Received	Value	Unrealized Appreciation (Depreciation)
10/27/2022	CitiBank	3,425,000	ILS	$962,751	981,498 USD	$981,498	$18,747
10/27/2022	State Street Bank	2,350,000	AUD	1,503,680	1,517,540 USD	1,517,540	13,860

							$32,607

AUD	Australian Dollar

ILS	Israeli New Shekel

USD	US Dollar

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Infrastructure Income Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 48.6%

	AASET Ltd.,
854,946	Series 2018-1A-A	3.84%	(a)	01/16/2038	649,144

	Aligned Data Centers Issuer LLC,
5,000,000	Series 2021-1A-A2	1.94%	(a)	08/15/2046	4,271,365

	Blackbird Capital Aircraft Lease Securitization Ltd.,
4,621,661	Series 2016-1A-B	5.68%	(a)(d)	12/16/2041	3,682,378

	Business Jet Securities LLC,
1,478,480	Series 2021-1A-A	2.16%	(a)	04/15/2036	1,312,983

	Castlelake Aircraft Securitization Trust,
1,137,216	Series 2016-1-A	4.45%		08/15/2041	1,034,906

	CLI Funding LLC,
5,877,167	Series 2021-1A-A	1.64%	(a)	02/18/2046	5,041,511

	Cologix Data Centers Issuer LLC,
2,250,000	Series 2021-1A-B	3.79%	(a)	12/26/2051	1,976,830

	DataBank Issuer,
6,900,000	Series 2021-1A-A2	2.06%	(a)	02/27/2051	5,937,226
2,100,000	Series 2021-1A-C	4.43%	(a)	02/27/2051	1,774,264
6,000,000	Series 2021-2A-A2	2.40%	(a)	10/25/2051	5,175,842

	Diamond Infrastructure Funding LLC,
2,250,000	Series 2021-1A-B	2.36%	(a)	04/15/2049	1,839,505

	Falcon Aerospace Ltd.,
3,978,894	Series 2017-1-A	4.58%	(a)	02/15/2042	3,478,532

	GAIA Aviation Ltd.,
3,001,176	Series 2019-1-A	3.97%	(a)(d)	12/15/2044	2,413,807

	Global SC Finance SRL,
1,299,553	Series 2020-2A-A	2.26%	(a)	11/17/2040	1,157,216

	Goodgreen Trust,
4,146,354	Series 2020-1A-A	2.63%	(a)	04/15/2055	3,357,995

	GoodLeap Sustainable Home Solutions Trust,
3,815,319	Series 2021-3CS-B	2.41%	(a)	05/20/2048	2,975,736

	Harbour Aircraft Investments Ltd.,
4,415,160	Series 2017-1-A	4.00%		11/15/2037	3,252,268

	HERO Funding Trust,
15,112	Series 2015-2A-A	3.99%	(a)	09/20/2040	14,816
424,652	Series 2016-3A-A2	3.91%	(a)	09/20/2042	401,661
1,054,651	Series 2016-4A-A2	4.29%	(a)	09/20/2047	1,011,421

	Horizon Aircraft Finance Ltd.,
4,521,677	Series 2019-1-A	3.72%	(a)	07/15/2039	3,713,490

	ITE Rail Fund Levered LP,
3,698,247	Series 2021-1A-A	2.25%	(a)	02/28/2051	3,162,601
2,356,021	Series 2021-3A-A	2.21%	(a)	06/28/2051	2,022,879

	JOL Air Ltd.,
3,834,529	Series 2019-1-A	3.97%	(a)	04/15/2044	3,251,163

	Kestrel Aircraft Funding Ltd.,
1,884,094	Series 2018-1A-A	4.25%	(a)	12/15/2038	1,681,188

	Loanpal Solar Loan Ltd.,
5,686,362	Series 2020-3GS-A	2.47%	(a)	12/20/2047	4,537,237

	Lunar Aircraft Ltd.,
866,591	Series 2020-1A-A	3.38%	(a)	02/15/2045	732,286

	Mosaic Solar Loan Trust,
1,858,152	Series 2018-1A-A	4.01%	(a)	06/22/2043	1,729,349
2,711,743	Series 2019-2A-B	3.28%	(a)	09/20/2040	2,434,850
2,674,342	Series 2020-1A-A	2.10%	(a)	04/20/2046	2,310,328
3,595,191	Series 2020-2A-B	2.21%	(a)	08/20/2046	3,062,880
3,818,577	Series 2021-3A-B	1.92%	(a)	06/20/2052	3,099,869
2,789,739	Series 2022-1A-A	2.64%	(a)	01/20/2053	2,431,990
2,501,466	Series 2022-1A-B	3.16%	(a)	01/20/2053	2,156,772

	NP SPE LLC,
92,320	Series 2016-1A-A1	4.16%	(a)	04/20/2046	88,321
1,588,033	Series 2017-1A-A1	3.37%	(a)	10/20/2047	1,492,073
3,998,990	Series 2021-1A-A1	2.23%	(a)	03/19/2051	3,481,380

	Purewest Funding LLC,
4,333,464	Series 2021-1-A1	4.09%	(a)	12/20/2036	4,113,062

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Raptor Aircraft Finance LLC,
3,599,042	Series 2019-1-A	4.21%	(a)	08/23/2044	2,541,888

	Regional Ltd.,
4,624,892	Series 2021-1A-A	5.75%		04/15/2041	4,178,913

	Shenton Aircraft Investment Ltd.,
129,246	Series 2015-1A-A	4.75%	(a)	10/15/2042	111,869

	Signal Rail LLC,
4,800,144	Series 2021-1-A	2.23%	(a)	08/18/2051	3,998,020

	Stack Infrastructure Issuer LLC,
3,808,458	Series 2019-1A-A2	4.54%	(a)	02/25/2044	3,762,686
3,250,000	Series 2019-2A-A2	3.08%	(a)	10/25/2044	3,062,744

	Start Ltd.,
1,201,189	Series 2018-1-A	4.09%	(a)	05/15/2043	972,305

	Sunnova Helios Issuer LLC,
2,562,378	Series 2018-1A-A	4.87%	(a)	07/20/2048	2,338,376
2,299,484	Series 2020-AA-A	2.98%	(a)	06/20/2047	2,002,494
4,314,340	Series 2021-A-A	1.80%	(a)	02/20/2048	3,477,943
2,652,536	Series 2021-B-B	2.01%	(a)	07/20/2048	2,129,254
7,562,475	Series 2020-2A-A	2.73%	(a)	11/01/2055	5,975,923

	Sunrun Demeter Issuer LLC,
5,787,639	Series 2021-2A-A	2.27%	(a)	01/30/2057	4,472,988

	TAL Advantage LLC,
3,160,000	Series 2020-1A-A	2.05%	(a)	09/20/2045	2,772,465

	Textainer Marine Containers Ltd.,
2,322,696	Series 2020-1A-A	2.73%	(a)	08/20/2045	2,099,489
2,425,306	Series 2020-2A-A	2.10%	(a)	09/20/2045	2,089,567
5,720,333	Series 2021-1A-A	1.68%	(a)	02/20/2046	4,848,708
3,653,333	Series 2021-3A-A	1.94%	(a)	08/20/2046	3,019,526

	Thunderbolt Aircraft Lease Ltd.,
1,609,442	Series 2017-A-A	4.21%	(a)(d)	05/17/2032	1,396,159
1,288,604	Series 2017-A-B	5.75%	(a)(d)	05/17/2032	901,900
1,477,790	Series 2018-A-A	4.15%	(a)(d)	09/15/2038	1,151,782
2,678,571	Series 2018-A-B	5.07%	(a)(d)	09/15/2038	1,560,437

	Trinity Rail Leasing LLC,
3,265,941	Series 2010-1A-A	5.19%	(a)	10/16/2040	3,138,430

	TRIP Rail Master Funding LLC,
8,915,050	Series 2021-2-A	2.15%	(a)	06/17/2051	7,664,307

	Triton Container Finance LLC,
5,810,000	Series 2020-1A-A	2.11%	(a)	09/20/2045	5,011,425
6,107,500	Series 2021-1A-A	1.86%	(a)	03/20/2046	5,138,321

	Vantage Data Centers LLC,
5,500,000	Series 2020-2A-A2	1.99%	(a)	09/15/2045	4,591,515

	Vault DI Issuer LLC,
5,000,000	Series 2021-1A-A2	2.80%	(a)	07/15/2046	4,288,565

	Vivint Solar Financing LLC,
4,650,697	Series 2018-1A-A	4.73%	(a)	04/30/2048	4,122,934

	WAVE Trust,
2,530,954	Series 2017-1A-A	3.84%	(a)	11/15/2042	1,946,392

	Total Asset Backed Obligations (Cost $225,176,762)				191,028,449

FOREIGN CORPORATE BONDS 14.2%
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	(a)	07/30/2027	3,171,561
10,500,000	APA Infrastructure Ltd.	4.25%	(a)	07/15/2027	9,741,060
2,000,000	Emirates Semb Corporation Water and Power Company PJSC	4.45%	(a)	08/01/2035	1,857,680
2,203,813	Energia Eolica S.A.	6.00%	(c)	08/30/2034	2,118,415
2,644,861	Fermaca Enterprises S. de R.L. de C.V.	6.38%	(a)	03/30/2038	2,415,387
1,440,939	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	1,315,920
4,118,000	GNL Quintero S.A.	4.63%		07/31/2029	3,794,696

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	89

Schedule of Investments DoubleLine Infrastructure Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,206,050	Interoceanica Finance Ltd.	0.00%	(a)	11/30/2025	1,055,294
2,773,918	Interoceanica Finance Ltd.	0.00%		11/30/2025	2,427,178
3,640,000	Israel Electric Corporation Ltd.	5.00%	(a)	11/12/2024	3,556,241
3,120,401	Lima Metro Finance Ltd.	5.88%	(a)	07/05/2034	2,964,876
168,022	Lima Metro Finance Ltd.	5.88%		07/05/2034	159,647
601,515	Panama Metro Line SP	0.00%	(a)	12/05/2022	596,161
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	(a)	04/30/2025	3,958,920
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	(a)	04/28/2026	2,252,161
8,299,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	7,697,223
840,000	Transelec S.A.	4.63%	(a)	07/26/2023	829,521
500,000	Transelec S.A.	4.25%	(a)	01/14/2025	485,595
6,000,000	Transelec S.A.	3.88%	(a)	01/12/2029	5,382,750

	Total Foreign Corporate Bonds (Cost $61,128,943)				55,780,286

US CORPORATE BONDS 34.9%
2,216,675	American Airlines, Inc.	3.85%		08/15/2029	1,824,052
1,867,082	American Airlines, Inc.	3.25%		04/15/2030	1,397,818
11,200,000	American Tower Corporation	4.40%		02/15/2026	10,904,682
700,000	American Tower Corporation	3.38%		10/15/2026	640,533
11,015,000	AT&T, Inc.	4.30%		12/15/2042	8,704,383
1,157,000	Crown Castle International Corporation	3.70%		06/15/2026	1,087,750
5,716,000	Crown Castle International Corporation	3.65%		09/01/2027	5,181,378
3,500,000	Crown Castle International Corporation	2.25%		01/15/2031	2,677,907
9,000,000	Digital Realty Trust LP	3.70%		08/15/2027	8,352,095
5,250,000	Dominion Energy, Inc.	3.38%		04/01/2030	4,522,830
8,655,000	Duquesne Light Holdings, Inc.	3.62%	(a)	08/01/2027	7,705,302
10,250,000	Energy Transfer LP	3.90%		07/15/2026	9,565,299
11,450,000	Equinix, Inc.	2.15%		07/15/2030	8,794,887
7,688,000	Exelon Corporation	4.05%		04/15/2030	6,976,761
2,250,000	FirstEnergy Corporation	2.25%		09/01/2030	1,737,911
6,873,000	Metropolitan Edison Company	4.00%	(a)	04/15/2025	6,529,409
6,000,000	MPLX LP	4.00%		03/15/2028	5,475,849
10,000,000	NextEra Energy Capital Holdings, Inc.	2.25%		06/01/2030	7,992,841
9,900,000	NiSource, Inc.	3.60%		05/01/2030	8,649,968
10,000,000	Southern Company	3.70%		04/30/2030	8,812,002
4,500,000	T-Mobile USA, Inc.	3.88%		04/15/2030	3,994,322
4,916,667	United Airlines Pass-Through Trust	3.65%		04/07/2027	4,301,961
1,554,281	United Airlines Pass-Through Trust	3.65%		07/07/2027	1,348,116

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,750,000	United Airlines, Inc.	4.38%	(a)	04/15/2026	1,564,920
10,000,000	Verizon Communications, Inc.	3.15%		03/22/2030	8,520,745

	Total US Corporate Bonds (Cost $160,129,158)				137,263,720

SHORT TERM INVESTMENTS 1.4%
1,862,876	First American Government Obligations Fund - Class U	2.79%	(b)		1,862,876
1,862,876	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(b)		1,862,876
1,862,876	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(b)		1,862,876

	Total Short Term Investments (Cost $5,588,628)				5,588,628

	Total Investments 99.1% (Cost $452,023,491)				389,661,083
	Other Assets in Excess of Liabilities 0.9%				3,463,081

	NET ASSETS 100.0%				$393,124,164

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	48.6%
US Corporate Bonds	34.9%
Foreign Corporate Bonds	14.2%
Short Term Investments	1.4%
Other Assets and Liabilities	0.9%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	48.6%
Utilities	14.8%
Telecommunications	10.7%
Energy	10.5%
Transportation	6.1%
Aerospace & Defense	2.7%
Technology	2.2%
Real Estate	2.1%
Short Term Investments	1.4%
Other Assets and Liabilities	0.9%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

(c)	Value determined using significant unobservable inputs.

(d)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 5.9%

	Commonbond Student Loan Trust,
552,560	Series 2017-BGS-B	3.26%	(b)	09/25/2042	510,577

	CPS Auto Receivables Trust,
500,000	Series 2018-C-E	6.07%	(b)	09/15/2025	501,137

	Diamond Resorts Owner Trust,
589,977	Series 2021-1A-A	1.51%	(b)	11/21/2033	537,538

	National Collegiate Student Loan Trust,
665,280	Series 2006-1-A5 (1 Month LIBOR USD + 0.35%)	3.43%		03/25/2033	623,044

	Navient Private Education Loan Trust,
500,000	Series 2018-A-B	3.68%	(b)	02/18/2042	498,517

	Total Asset Backed Obligations (Cost $2,720,106)				2,670,813

COLLATERALIZED LOAN OBLIGATIONS 20.2%

	Allegro Ltd.,
500,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.86%	(b)	04/20/2032	487,516

	Bridge Street Ltd.,
500,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.94%	(b)	07/20/2034	479,483

	Cathedral Lake Ltd.,
1,000,000	Series 2021-8A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.93%	(b)	01/22/2035	957,330

	CBAM Ltd.,
500,000	Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.93%	(b)	07/17/2034	483,070

	CFIP Ltd.,
500,000	Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.93%	(b)	01/22/2035	482,487

	Generate Ltd.,
1,000,000	Series 6A-A1R (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.96%	(b)	01/22/2035	963,888

	Highbridge Loan Management Ltd.,
500,000	Series 3A-2014-CR (3 Month LIBOR USD + 3.60%)	6.34%	(b)	07/18/2029	449,472

	Logan Ltd.,
500,000	Series 2022-1A-B (Secured Overnight Financing Rate 3 Month + 2.05%, 2.05% Floor)	3.64%	(b)	04/23/2035	479,566

	MKS Ltd.,
500,000	Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	3.71%	(b)	07/22/2030	493,535

	Palmer Square Ltd.,
500,000	Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(b)	07/17/2034	486,694

	RR Ltd.,
500,000	Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.63%	(b)	04/15/2036	486,022

	Shackleton Ltd.,
500,000	Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(b)	07/15/2031	488,250

	Sound Point Ltd.,
500,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.68%	(b)	07/17/2034	482,947

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Sound Point Ltd.,
1,000,000	Series 2020-1A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.88%	(b)	07/20/2034	960,414

	THL Credit Wind River Ltd.,
500,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.65%	(b)	01/15/2031	489,776

	Venture Ltd.,
500,000	Series 2017-29A-AR (3 Month LIBOR USD + 0.99%, 0.99% Floor)	3.90%	(b)	09/09/2030	491,319

	Total Collateralized Loan Obligations (Cost $9,503,487)				9,161,769

FOREIGN CORPORATE BONDS 7.4%
187,500	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	144,313
105,000	Avolon Holdings Funding Ltd.	5.13%	(b)	10/01/2023	103,288
150,000	Banco Continental SAECA	2.75%	(b)	12/10/2025	131,062
100,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	87,652
150,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	133,881
200,000	Bank Hapoali B.M.	3.26%	(b)(e)	01/21/2032	167,174
200,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28%	(b)	01/29/2031	170,500
100,000	Bank of Montreal	3.58%	(c)	03/08/2024	99,719
55,000	Bank of Nova Scotia	0.65%		07/31/2024	50,826
95,000	BAT Capital Corporation	2.79%		09/06/2024	90,396
10,000	BAT International Finance PLC	1.67%		03/25/2026	8,655
200,000	Braskem Netherlands Finance B.V. (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	197,076
110,000	Canadian Pacific Railway Company	1.35%		12/02/2024	101,802
200,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	189,343
30,000	Ecopetrol S.A.	4.13%		01/16/2025	27,568
121,700	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	109,216
200,000	Freeport Indonesia PT	4.76%		04/14/2027	181,058
90,000	Glencore Funding LLC	4.13%	(b)	05/30/2023	89,554
15,000	Glencore Funding LLC	4.00%	(b)	04/16/2025	14,495
100,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(b)	03/27/2024	99,457
200,000	Mercury Chile Holdco LLC	6.50%	(b)	01/24/2027	175,012
200,000	Minejesa Capital B.V.	4.63%		08/10/2030	166,000
200,000	Periama Holdings LLC	5.95%		04/19/2026	173,660
105,000	Royal Bank of Canada	3.38%		04/14/2025	101,126
200,000	Sable International Finance Ltd.	5.75%		09/07/2027	175,037
200,000	Sasol Financing USA LLC	4.38%		09/18/2026	174,789
110,000	Toronto-Dominion Bank	0.70%		09/10/2024	101,405
176,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	119,158

	Total Foreign Corporate Bonds (Cost $3,721,027)				3,383,222

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	91

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.4%
200,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	172,678

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $176,530)				172,678

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 14.2%

	Alen Mortgage Trust,
100,000	Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	5.92%	(b)	04/17/2034	92,202

	Arbor Multifamily Mortgage Securities Trust,
1,636,264	Series 2021-MF2-XA	1.23%	(b)(e)(f)	06/15/2054	110,695

	Arbor Realty Ltd.,
130,000	Series 2021-FL1-D (1 Month LIBOR USD + 2.95%)	5.77%	(b)	12/17/2035	123,807

	AREIT Trust,
231,000	Series 2019-CRE3-D (Secured Overnight Financing Rate 1 Month + 2.76%, 2.65% Floor)	5.69%	(b)	09/14/2036	219,326

	BANK,
2,763,688	Series 2021-BN36-XA	1.02%	(e)(f)	09/17/2064	135,145

	BB-UBS Trust,
3,844,000	Series 2012-SHOW-XB	0.28%	(b)(e)(f)	11/07/2036	13,735

	Benchmark Mortgage Trust,
5,767,115	Series 2018-B2-XA	0.57%	(e)(f)	02/17/2051	84,337
2,271,000	Series 2021-B26-XB	0.64%	(b)(e)(f)	06/17/2054	92,701
1,808,724	Series 2021-B28-XA	1.40%	(e)(f)	08/17/2054	134,862

	BSREP Commercial Mortgage Trust,
181,000	Series 2021-DC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.72%	(b)	08/16/2038	167,226

	BX Trust,
128,100	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	4.79%	(b)	09/15/2037	123,403
100,000	Series 2021-VIEW-D (1 Month LIBOR USD + 2.90%)	5.72%	(b)	06/16/2036	94,130

	CD Commercial Mortgage Trust,
250,000	Series 2017-CD6-C	4.37%	(e)	11/15/2050	216,710

	CFCRE Commercial Mortgage Trust,
3,545,000	Series 2018-TAN-X	1.85%	(b)(e)(f)	02/17/2033	149

	CHCP Ltd.,
100,000	Series 2021-FL1-C (Secured Overnight Financing Rate 1 Month + 2.21%, 2.10% Floor)	5.14%	(b)	02/16/2038	97,611

	Citigroup Commercial Mortgage Trust,
2,591,896	Series 2014-GC19-XA	1.27%	(e)(f)	03/12/2047	27,960
2,745,444	Series 2016-C1-XA	1.99%	(e)(f)	05/10/2049	140,493

	Commercial Mortgage Pass-Through Trust,
6,078,310	Series 2015-CR27-XA	1.06%	(e)(f)	10/13/2048	133,299
186,000	Series 2015-DC1-C	4.44%	(e)	02/12/2048	171,273
5,899,257	Series 2015-LC21-XD	1.23%	(b)(e)(f)	07/10/2048	150,121

	CSAIL Commercial Mortgage Trust,
135,000	Series 2015-C4-B	4.46%	(e)	11/18/2048	126,109
179,000	Series 2016-C7-B	4.48%	(e)	11/18/2049	162,074

	CSMC Trust,
164,000	Series 2017-TIME-A	3.65%	(b)	11/15/2039	139,180

	DBJPM Mortgage Trust,
165,000	Series 2016-C1-B	4.20%	(e)	05/12/2049	151,044

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	DBJPM Mortgage Trust, (Cont.)
170,000	Series 2016-C3-B	3.26%		08/12/2049	147,403

	GS Mortgage Securities Corporation Trust,
186,000	Series 2020-UPTN-F	3.35%	(b)(e)	03/12/2037	156,186

	GS Mortgage Securities Trust,
4,314,717	Series 2016-GS4-XA	0.69%	(e)(f)	11/15/2049	80,441

	Helios Issuer LLC,
2,400,000	Series 2021-PF1-XD	1.22%	(b)(e)(f)	11/18/2054	171,636

	JP Morgan Chase Commercial Mortgage Securities Trust,
300,000	Series 2018-BCON-E	3.88%	(b)(e)	01/07/2031	296,385

	JPMBB Commercial Mortgage Securities Trust,
200,000	Series 2015-C27-C	4.44%	(e)	02/18/2048	183,523

	LCCM Trust,
125,000	Series 2021-FL3-AS (1 Month LIBOR USD + 1.80%, 1.80% Floor)	4.62%	(b)	11/17/2036	121,595
125,000	Series 2021-FL3-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	5.02%	(b)	11/17/2036	120,919

	MF1 Ltd.,
150,000	Series 2021-FL6-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.79%	(b)	07/18/2036	140,802
186,000	Series 2020-ABC-D	3.59%	(b)(e)	02/12/2042	138,113

	Morgan Stanley Bank of America Merrill Lynch Trust,
4,953,748	Series 2017-C34-XE	1.01%	(b)(e)(f)	11/18/2052	178,602

	Morgan Stanley Capital Trust,
15,277,000	Series 2017-ASHF-XCP	0.00%	(b)(e)(f)	11/15/2024	15
214,291	Series 2021-ILP-D (1 Month LIBOR USD + 1.58%, 1.58% Floor)	4.39%	(b)	11/17/2036	198,763

	RLGH Trust,
150,000	Series 2021-TROT-D (1 Month LIBOR USD + 1.71%, 1.71% Floor)	4.53%	(b)	04/15/2036	140,650

	SG Commercial Mortgage Securities Trust,
200,000	Series 2016-C5-B	3.93%		10/13/2048	177,979
2,287,733	Series 2016-C5-XA	2.04%	(e)(f)	10/13/2048	111,375

	SLG Office Trust,
18,169,000	Series 2021-OVA-X	0.26%	(b)(e)(f)	07/17/2041	302,230

	SLIDE,
7,966,839	Series 2018-FUN-XCP	0.00%	(b)(e)(f)	12/15/2022	80

	SREIT Trust,
125,000	Series 2021-MFP-E (1 Month LIBOR USD + 2.03%, 2.03% Floor)	4.84%	(b)	11/15/2038	116,939

	TTAN,
99,683	Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	5.72%	(b)	03/15/2038	91,776

	UBS Commercial Mortgage Trust,
200,000	Series 2017-C1-B	4.04%		06/17/2050	174,870
5,378,000	Series 2017-C3-XB	0.55%	(e)(f)	08/17/2050	106,535

	Wells Fargo Commercial Mortgage Trust,
5,977,209	Series 2015-NXS2-XA	0.77%	(e)(f)	07/17/2058	83,205
3,646,557	Series 2015-P2-XA	1.09%	(e)(f)	12/17/2048	88,707
2,629,348	Series 2018-C48-XA	1.12%	(e)(f)	01/18/2052	115,260
860,151	Series 2021-C59-XA	1.67%	(e)(f)	04/17/2054	74,021

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $8,223,245)				6,425,602

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 15.9%

	AJAX Mortgage Loan Trust,
330,827	Series 2021-C-A	2.12%	(b)(d)	01/25/2061	306,431

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Chase Mortgage Finance Trust,
796,712	Series 2006-A1-2A2	3.99%	(e)	09/25/2036	707,619

	Citigroup Mortgage Loan Trust,
82,754	Inc., Series 2006-AR2-1A2	2.66%	(e)	03/25/2036	77,737

	COLT Mortgage Loan Trust,
550,631	Series 2021-HX1-A1	1.11%	(b)(e)	10/25/2066	455,391

	Countrywide Alternative Loan Trust,
329,114	Series 2007-9T1-1A6	6.00%		05/25/2037	175,611

	CSMC Trust,
748,685	Series 2022-NQM1-A1	2.27%	(b)(e)	11/25/2066	644,902

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
380,948	Series 2006-AR6-A6 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	3.46%		02/25/2037	336,252

	Lehman Mortgage Trust,
162,709	Series 2007-6-2A1 (1 Month LIBOR USD + 0.42%, 0.42% Floor)	3.50%		05/25/2037	135,444

	Merrill Lynch Alternative Note Asset Trust,
817,219	Series 2007-OAR5-1A1	2.79%	(e)	10/25/2047	288,501

	Merrill Lynch Mortgage Backed Securities Trust,
1,202,905	Series 2007-2-1A1 (1 Year CMT Rate + 2.40%, 2.40% Floor)	5.88%		08/25/2036	1,083,619

	OBX Trust,
215,179	Series 2020-EXP2-A3	2.50%	(b)(e)	05/25/2060	190,742

	PRPM LLC,
369,981	Series 2021-4-A1	1.87%	(b)(d)	04/25/2026	340,770

	Residential Accredit Loans, Inc.,
771,715	Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.68%		06/25/2037	600,131

	Starwood Mortgage Residential Trust,
500,000	Series 2020-2-M1E	3.00%	(b)	04/25/2060	497,807
399,192	Series 2021-5-A1	1.92%	(b)(e)	09/25/2066	329,281

	Velocity Commercial Capital Loan Trust,
285,010	Series 2018-2-A	4.05%	(b)(e)	10/25/2048	276,276
496,504	Series 2021-2-M2	2.20%	(b)(e)	08/25/2051	393,911

	VOLT LLC,
393,834	Series 2021-NPL1-A1	1.89%	(b)(d)	02/27/2051	359,472

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $8,038,595)				7,199,897

US CORPORATE BONDS 8.6%
50,000	American Express Company	3.38%		05/03/2024	48,783
50,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	3.76%		03/04/2025	49,969
105,000	Athene Global Funding	3.45%	(b)(c)	05/24/2024	103,053
70,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	3.95%		03/05/2024	69,879
35,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	3.17%		04/22/2025	34,445
45,000	Brighthouse Financial Global Funding	0.60%	(b)	06/28/2023	43,608
105,000	Broadcom, Inc.	3.15%		11/15/2025	98,669
100,000	Capital One Financial Corporation (Secured Overnight Financing Rate + 2.16%)	4.99%		07/24/2026	97,819

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
105,000	Charles Schwab Corporation	3.88%	(c)	03/03/2027	104,292
75,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	4.11%		06/01/2024	75,104
30,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	27,426
105,000	Conagra Brands, Inc.	4.30%		05/01/2024	103,396
100,000	Dollar Tree, Inc.	4.00%		05/15/2025	97,001
75,000	Elevance Health, Inc.	3.50%		08/15/2024	73,419
100,000	Energy Transfer LP	5.88%		01/15/2024	100,262
110,000	Entergy Louisiana LLC	0.95%		10/01/2024	102,091
100,000	Expedia Group, Inc.	6.25%	(b)	05/01/2025	100,759
100,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	97,430
105,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	100,411
100,000	HCA, Inc.	5.00%		03/15/2024	99,407
125,000	Hyundai Capital America	1.00%	(b)	09/17/2024	114,298
105,000	JPMorgan Chase & Company	3.90%		07/15/2025	101,619
50,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.32%)	3.80%		04/26/2026	49,709
110,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	103,688
60,000	Lowe’s Companies, Inc.	4.40%		09/08/2025	59,128
105,000	Magallanes, Inc.	3.79%	(b)	03/15/2025	99,235
105,000	Marriott International, Inc.	3.60%		04/15/2024	102,593
100,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	98,673
110,000	Microchip Technology, Inc.	0.97%		02/15/2024	103,718
105,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	103,306
25,000	Nissan Motor Acceptance Company LLC	1.13%	(b)	09/16/2024	22,741
35,000	Pacific Gas and Electric Company	3.25%		02/16/2024	33,804
70,000	Pacific Gas and Electric Company	4.95%		06/08/2025	68,031
95,000	Parker-Hannifin Corporation	3.65%		06/15/2024	92,985
105,000	Penske Truck Leasing Company LP	2.70%	(b)	11/01/2024	98,990
105,000	Republic Services, Inc.	2.50%		08/15/2024	100,337
105,000	Royalty Pharma PLC	0.75%		09/02/2023	100,598
105,000	Schlumberger Holdings Corporation	3.75%	(b)	05/01/2024	102,993
100,000	Southern California Edison Company	3.82%	(c)	04/01/2024	98,486
105,000	Triton Container International Ltd.	0.80%	(b)	08/01/2023	100,236
100,000	Truist Financial Corporation (Secured Overnight Financing Rate + 1.46%)	4.26%		07/28/2026	97,307
25,000	UnitedHealth Group, Inc.	3.70%		05/15/2027	23,816
100,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	4.01%		05/15/2025	100,570
105,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	102,563
105,000	Welltower, Inc.	3.63%		03/15/2024	102,652
110,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	101,816

	Total US Corporate Bonds (Cost $4,076,714)				3,911,115

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	93

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 2.6%
51,196	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	4.28%	(b)	01/25/2051	49,241
1,288,376	Federal National Mortgage Association Pass-Thru, Pool FM7846	2.00%		07/01/2036	1,138,138

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,376,661)				1,187,379

US GOVERNMENT AND AGENCY OBLIGATIONS 24.9%
790,000	United States Treasury Notes	0.13%		04/30/2023	772,339
2,330,000	United States Treasury Notes	2.50%	(a)	04/30/2024	2,265,379
2,800,000	United States Treasury Notes	2.50%	(a)	05/31/2024	2,719,336
1,000,000	United States Treasury Notes	3.00%	(a)	06/30/2024	978,340
1,000,000	United States Treasury Notes	3.00%	(a)	07/31/2024	977,813
770,000	United States Treasury Notes	3.25%	(a)	08/31/2024	756,164
1,240,000	United States Treasury Notes	2.88%	(a)	06/15/2025	1,196,067
770,000	United States Treasury Notes	3.00%	(a)	07/15/2025	744,343
930,000	United States Treasury Notes	3.13%	(a)	08/15/2025	901,555

	Total US Government and Agency Obligations (Cost $11,482,799)				11,311,336

AFFILIATED MUTUAL FUNDS 9.2%
472,013	DoubleLine Floating Rate Fund (Class I)				4,163,152

	Total Affiliated Mutual Funds (Cost $4,521,938)				4,163,152

SHORT TERM INVESTMENTS 14.2%
1,225,417	First American Government Obligations Fund - Class U	2.79%	(g)		1,225,417
1,225,417	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(g)		1,225,417
1,225,417	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(g)		1,225,417
1,580,000	United States Treasury Bills	0.00%	(a)	03/23/2023	1,552,550
1,270,000	United States Treasury Bills	0.00%	(a)	08/10/2023	1,229,526

	Total Short Term Investments (Cost $6,460,538)				6,458,327

	Total Investments 123.5% (Cost $60,301,640)				56,045,290
	Liabilities in Excess of Other Assets (23.5)%				(10,658,236)

	NET ASSETS 100.0%				$45,387,054

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	24.9%
Collateralized Loan Obligations	20.2%
Non-Agency Residential Collateralized Mortgage Obligations	15.9%
Short Term Investments	14.2%
Non-Agency Commercial Mortgage Backed Obligations	14.2%
Affiliated Mutual Funds	9.2%
US Corporate Bonds	8.6%
Foreign Corporate Bonds	7.4%
Asset Backed Obligations	5.9%
US Government and Agency Mortgage Backed Obligations	2.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.4%
Other Assets and Liabilities	(23.5)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	24.9%
Collateralized Loan Obligations	20.2%
Non-Agency Residential Collateralized Mortgage Obligations	15.9%
Short Term Investments	14.2%
Non-Agency Commercial Mortgage Backed Obligations	14.2%
Affiliated Mutual Funds	9.2%
Asset Backed Obligations	5.9%
Banking	5.4%
US Government and Agency Mortgage Backed Obligations	2.6%
Utilities	1.7%
Transportation	1.0%
Telecommunications	0.9%
Healthcare	0.7%
Mining	0.6%
Automotive	0.5%
Insurance	0.5%
Energy	0.5%
Finance	0.5%
Food Products	0.5%
Technology	0.4%
Chemical Products	0.4%
Chemicals/Plastics	0.4%
Building and Development (including Steel/Metals)	0.4%
Retailers (other than Food/Drug)	0.4%
Real Estate	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Commercial Services	0.2%
Pharmaceuticals	0.2%
Environmental Control	0.2%
Media	0.2%
Beverage and Tobacco	0.2%
Diversified Manufacturing	0.2%
Other Assets and Liabilities	(23.5)%

100.0%

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

(a)	All or a portion of this security has been pledged as collateral.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(d)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(e)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(f)	Interest only security

(g)	Seven-day yield as of period end

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered			Value		Currency to be Received			Value	Unrealized Appreciation (Depreciation)
06/07/2023	Goldman Sachs	13,200,000	EUR	$13,164,048		13,449,655	USD	$13,449,656	$285,608
06/07/2023	Barclays Capital, Inc.	2,700,000	EUR	2,692,646		2,874,764	USD	2,874,764	182,118
06/07/2023	JP Morgan Securities LLC	2,600,000	EUR	2,592,918		2,718,682	USD	2,718,682	125,764
06/07/2023	Barclays Capital, Inc.	13,584,420	USD	13,584,420		12,600,000	EUR	12,565,682	(1,018,738)
06/07/2023	JP Morgan Securities LLC	12,258,529	USD	12,258,529		11,200,000	EUR	11,169,495	(1,089,034)
06/07/2023	Goldman Sachs	51,439,479	USD	51,439,479		47,000,000	EUR	46,871,987	(4,567,492)

									$(6,081,774)

EUR	Euro

USD	US Dollar

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount		Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	10/13/2022	900,000	EUR	$(39,802)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	11/30/2022	16,000,000	EUR	(1,456,454)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	03/15/2023	15,000,000	EUR	(1,460,689)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	09/07/2023	20,400,000	EUR	(1,818,309)

								$(4,775,254)

(1)

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2022, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

EUR	Euro

Affiliated Mutual Funds

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2022 is as follows:

Fund	Value at March 31, 2022	Gross Purchases	Gross Sales	Shares Held at September 30, 2022	Value at September 30, 2022	Change in Unrealized for the Period Ended September 30, 2022	Dividend Income Earned for the Period Ended September 30, 2022	Net Realized Gain (Loss) for the Period Ended September 30, 2022
DoubleLine Floating Rate Fund (Class I)	$8,152,161	$—	$(3,600,000)	472,013	$4,163,152	$(182,176)	$143,168	$(206,833)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	95

Schedule of Investments DoubleLine Real Estate and Income Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 27.0%

	AIG LLC,
500,000	Series 2021-2A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.88%	(a)	07/20/2034	482,500

	Bridge Street Ltd.,
500,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.94%	(a)	07/20/2034	479,482

	CFIP Ltd.,
314,765	Series 2013-1A-AR (3 Month LIBOR USD + 1.34%)	4.05%	(a)	04/20/2029	314,679

	Jamestown Ltd.,
1,000,000	Series 2016-9A-A1RR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	4.02%	(a)	07/25/2034	958,976

	Ocean Trails,
500,000	Series 2020-10A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.73%	(a)	10/16/2034	477,218

	Total Collateralized Loan Obligations (Cost $2,814,451)				2,712,855

FOREIGN CORPORATE BONDS 5.6%
15,000	Avolon Holdings Funding Ltd.	5.13%	(a)	10/01/2023	14,755
70,000	Bank of Montreal	3.58%	(b)	03/08/2024	69,803
35,000	Bank of Nova Scotia	0.65%		07/31/2024	32,344
80,000	BAT International Finance PLC	1.67%		03/25/2026	69,242
80,000	Canadian Pacific Railway Company	1.35%		12/02/2024	74,038
80,000	Glencore Funding LLC	4.13%	(a)	05/30/2023	79,603
10,000	Glencore Funding LLC	4.13%	(a)	03/12/2024	9,834
15,000	Macquarie Bank Ltd.	2.10%	(a)	10/17/2022	14,990
55,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(a)	03/27/2024	54,702
75,000	Royal Bank of Canada	3.38%		04/14/2025	72,233
75,000	Toronto-Dominion Bank	0.70%		09/10/2024	69,140

	Total Foreign Corporate Bonds (Cost $593,479)				560,684

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 21.1%

	BANK,
723,255	Series 2021-BN36-XA	1.02%	(c)(d)	09/17/2064	35,367

	BX Trust,
525,000	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	4.79%	(a)	09/15/2037	505,751

	BXHPP Trust,
100,000	Series 2021-FILM-D (1 Month LIBOR USD + 1.50%, 1.50% Floor)	4.32%	(a)	08/15/2036	91,584

	CLNC Ltd.,
277,000	Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 3.01%, 2.90% Floor)	6.03%	(a)	08/17/2035	263,150

	Commercial Mortgage Pass-Through Trust,
172,000	Series 2015-CR25-C	4.67%	(c)	08/10/2048	155,053
100,000	Series 2015-LC21-B	4.48%	(c)	07/10/2048	93,782

	JP Morgan Chase Commercial Mortgage Securities Trust,
500,000	Series 2011-C3-D	5.71%	(a)(c)	02/16/2046	378,452
279,000	Series 2018-MINN-E (1 Month LIBOR USD + 2.75%, 3.50% Floor)	5.57%	(a)	11/15/2035	239,963

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KREF Ltd.,
100,000	Series 2021-FL2-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.59%	(a)	02/17/2039	94,498

	SMR Mortgage Trust,
96,459	Series 2022-IND-A (Secured Overnight Financing Rate 1 Month + 1.65%, 1.65% Floor)	4.50%	(a)	02/15/2039	92,606

	Soho Trust,
100,000	Series 2021-SOHO-B	2.79%	(a)(c)	08/12/2038	76,051

	Wells Fargo Commercial Mortgage Trust,
100,000	Series 2017-RC1-C	4.59%		01/16/2060	89,064

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $2,391,678)				2,115,321

US CORPORATE BONDS 27.7%
35,000	American Express Company	3.38%		05/03/2024	34,148
35,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	3.76%		03/04/2025	34,979
75,000	Athene Global Funding	3.45%	(a)(b)	05/24/2024	73,609
45,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	3.95%		03/05/2024	44,923
25,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	3.17%		04/22/2025	24,603
30,000	Brighthouse Financial Global Funding	0.60%	(a)	06/28/2023	29,072
60,000	Broadcom, Inc.	3.15%		11/15/2025	56,382
15,000	Broadcom, Inc.	3.88%		01/15/2027	13,819
70,000	Capital One Financial Corporation (Secured Overnight Financing Rate + 2.16%)	4.99%		07/24/2026	68,473
70,000	Charles Schwab Corporation	3.88%	(b)	03/03/2027	69,528
55,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	4.11%		06/01/2024	55,077
20,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	18,284
85,000	Conagra Brands, Inc.	4.30%		05/01/2024	83,702
70,000	Dollar Tree, Inc.	4.00%		05/15/2025	67,901
25,000	Elevance Health, Inc.	3.30%		01/15/2023	24,917
30,000	Elevance Health, Inc.	3.50%		08/15/2024	29,367
60,000	Energy Transfer LP	5.88%		01/15/2024	60,157
20,000	Energy Transfer LP	4.50%		04/15/2024	19,699
5,000	Energy Transfer LP	4.05%		03/15/2025	4,799
75,000	Entergy Louisiana LLC	0.95%		10/01/2024	69,607
70,000	Expedia Group, Inc.	6.25%	(a)	05/01/2025	70,531
70,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	68,201
75,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	71,722
70,000	HCA, Inc.	5.00%		03/15/2024	69,585
80,000	Hyundai Capital America	2.85%	(a)	11/01/2022	79,889
75,000	JPMorgan Chase & Company	3.90%		07/15/2025	72,585
40,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.32%)	3.80%		04/26/2026	39,767
75,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	70,696
50,000	Lowe’s Companies, Inc.	4.40%		09/08/2025	49,274
65,000	Magallanes, Inc.	3.79%	(a)	03/15/2025	61,431
75,000	Marriott International, Inc.	3.60%		04/15/2024	73,281

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
70,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	69,071
75,000	Microchip Technology, Inc.	0.97%		02/15/2024	70,717
70,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	68,871
20,000	Nissan Motor Acceptance Company LLC	1.13%	(a)	09/16/2024	18,193
45,000	Pacific Gas and Electric Company	3.25%		02/16/2024	43,462
30,000	Pacific Gas and Electric Company	4.95%		06/08/2025	29,156
65,000	Parker-Hannifin Corporation	3.65%		06/15/2024	63,621
75,000	Penske Truck Leasing Company LP	2.70%	(a)	11/01/2024	70,707
75,000	Republic Services, Inc.	2.50%		08/15/2024	71,670
80,000	Royalty Pharma PLC	0.75%		09/02/2023	76,646
75,000	Schlumberger Holdings Corporation	3.75%	(a)	05/01/2024	73,567
75,000	Southern California Edison Company	3.82%	(b)	04/01/2024	73,865
75,000	Triton Container International Ltd.	0.80%	(a)	08/01/2023	71,597
75,000	Truist Financial Corporation (Secured Overnight Financing Rate + 1.46%)	4.26%		07/28/2026	72,980
15,000	UnitedHealth Group, Inc.	3.70%		05/15/2027	14,289
70,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	4.01%		05/15/2025	70,399
75,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	73,259
70,000	Welltower, Inc.	3.63%		03/15/2024	68,435
80,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	74,048

	Total US Corporate Bonds (Cost $2,912,612)				2,784,560

US GOVERNMENT AND AGENCY OBLIGATIONS 24.3%
190,000	United States Treasury Notes	3.00%		07/15/2025	183,669
230,000	United States Treasury Notes	3.13%		08/15/2025	222,965
270,000	United States Treasury Notes	2.50%		03/31/2027	252,260
1,850,000	United States Treasury Notes	3.25%	(e)	06/30/2027	1,783,299

	Total US Government and Agency Obligations (Cost $2,514,909)				2,442,193

SHORT TERM INVESTMENTS 21.8%
497,681	First American Government Obligations Fund - Class U	2.79%	(f)		497,681
497,681	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(f)		497,681
497,681	Morgan Stanley Institutional Liquidity Funds Government Portfolio -Institutional Share Class	2.80%	(f)		497,681
390,000	United States Treasury Bills	0.00%	(e)	03/23/2023	383,224

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
320,000	United States Treasury Bills	0.00%	(e)	08/10/2023	309,802

	Total Short Term Investments (Cost $2,186,555)				2,186,069

	Total Investments 127.5% (Cost $13,413,684)				12,801,682
	Liabilities in Excess of Other Assets (27.5)%				(2,762,212)

	NET ASSETS 100.0%				$10,039,470

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Corporate Bonds	27.7%
Collateralized Loan Obligations	27.0%
US Government and Agency Obligations	24.3%
Short Term Investments	21.8%
Non-Agency Commercial Mortgage Backed Obligations	21.1%
Foreign Corporate Bonds	5.6%
Other Assets and Liabilities	(27.5)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	27.0%
US Government and Agency Obligations	24.3%
Short Term Investments	21.8%
Non-Agency Commercial Mortgage Backed Obligations	21.1%
Banking	9.9%
Transportation	2.1%
Utilities	2.1%
Healthcare	2.1%
Insurance	1.7%
Automotive	1.7%
Energy	1.6%
Food Products	1.5%
Technology	1.4%
Retailers (other than Food/Drug)	1.2%
Mining	0.9%
Finance	0.9%
Pharmaceuticals	0.8%
Hotels/Motels/Inns and Casinos	0.7%
Environmental Control	0.7%
Commercial Services	0.7%
Telecommunications	0.7%
Beverage and Tobacco	0.7%
Real Estate	0.7%
Diversified Manufacturing	0.6%
Media	0.6%
Other Assets and Liabilities	(27.5)%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	97

Schedule of Investments DoubleLine Real Estate and Income Fund (Cont.)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Interest only security

(e)	All or a portion of this security has been pledged as collateral.

(f)	Seven-day yield as of period end

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
DigitalBridge Fundamental US Real Estate Index Excess Return(1)	Barclays Capital, Inc.	Long	0.45%	Termination	10-20-2022	1,200,000	$(57,930)
DigitalBridge Fundamental US Real Estate Index Excess Return(1)	Barclays Capital, Inc.	Long	0.45%	Termination	09-21-2023	11,000,000	(1,865,829)

							$(1,923,759)

(1)

The DigitalBridge Fundamental US Real Estate Index Excess Return aims to provide notional long exposure to Real Estate Investment Trusts (REITs) excluding mortgage REITs that meet certain market capitalization, liquidity and fundamental criteria. The constituents of the index are ordinary shares, which are REITs. Information on the sector constituents as of September 30, 2022, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/33/en/indices/details.app;ticker=BXIICCRE.

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 15.6%

BRAZIL 1.0%
550,000	BRL	Simpar Finance SARL	10.75%	(a)	02/12/2028	85,712

CHINA 7.0%
2,000,000	CNY	Asian Infrastructure Investment Bank	2.50%		03/24/2025	278,359
2,210,000	CNY	International Bank for Reconstruction & Development	2.00%		02/18/2026	299,203

						577,562

COLOMBIA 1.7%
833,000,000	COP	Empresas Publicas de Medellin ESP	8.38%	(a)	11/08/2027	137,409

MEXICO 5.0%
2,030,000	MXN	America Movil S.A.B. de C.V.	6.45%		12/05/2022	100,092
6,900,000	MXN	International Finance Corporation	7.50%		01/18/2028	311,943

						412,035

PERU 0.9%
325,000	PEN	Banco de Credito del Peru S.A.	4.65%	(a)	09/17/2024	75,851

		Total Foreign Corporate Bonds (Cost $1,566,606)				1,288,569

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 78.2%
BRAZIL 10.7%
1,000	BRL	Nota do Tesouro Nacional	10.00%		01/01/2023	183,743
2,000	BRL	Nota do Tesouro Nacional	10.00%		01/01/2025	358,704
2,000	BRL	Nota do Tesouro Nacional	10.00%		01/01/2029	341,518

						883,965

CHILE 1.9%
75,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	5.80%	(a)	06/01/2024	74,089
90,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.50%		03/01/2026	85,081

						159,170

COLOMBIA 1.6%
350,000,000	COP	Colombian TES	6.25%		11/26/2025	64,691
350,000,000	COP	Colombian TES	7.50%		08/26/2026	65,001

						129,692

CZECH REPUBLIC 4.4%
9,840,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	367,339

HUNGARY 2.2%
90,000,000	HUF	Hungary Government Bond	3.00%		06/26/2024	177,718

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDONESIA 10.1%
6,500,000,000	IDR	Indonesia Treasury Bond	6.13%		05/15/2028	407,011
6,170,000,000	IDR	Indonesia Treasury Bond	8.38%		03/15/2034	430,512

						837,523

ISRAEL 2.1%
630,000	ILS	Israel Government Bond	1.75%		08/31/2025	169,724

MALAYSIA 9.4%
1,700,000	MYR	Malaysia Government Bond	3.50%		05/31/2027	357,855
1,300,000	MYR	Malaysia Government Bond	3.58%		07/15/2032	261,103
790,000	MYR	Malaysia Government Bond	3.83%		07/05/2034	156,770

						775,728

MEXICO 5.4%
40,000	MXN	Mexican Bonos	6.75%	(b)	03/09/2023	195,628
52,000	MXN	Mexican Bonos	8.00%	(b)	09/05/2024	247,613

						443,241

PERU 1.2%
530,000	PEN	Peru Government Bond	5.40%		08/12/2034	99,381

PHILIPPINES 3.4%
4,500,000	PHP	Philippine Government International Bond	6.88%		01/10/2029	77,356
13,000,000	PHP	Philippine Government International Bond	6.25%		01/14/2036	204,157

						281,513

POLAND 4.1%
700,000	PLN	Republic of Poland Government Bond	2.50%		04/25/2024	131,555
1,160,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	209,867

						341,422

ROMANIA 2.8%
1,160,000	RON	Romania Government Bond	5.85%		04/26/2023	227,315

SINGAPORE 3.7%
332,000	SGD	Singapore Government Bond	2.00%		02/01/2024	227,005
115,000	SGD	Singapore Government Bond	2.88%		07/01/2029	76,987

						303,992

SOUTH AFRICA 10.8%
4,100,000	ZAR	Republic of South Africa Government Bond	7.75%		02/28/2023	226,970
3,900,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	184,593
4,060,000	ZAR	Republic of South Africa Government Bond	8.25%		03/31/2032	184,663
6,470,000	ZAR	Republic of South Africa Government Bond	8.88%		02/28/2035	292,472

						888,698

THAILAND 4.4%
7,170,000	THB	Thailand Government Bond	3.63%		06/16/2023	192,968

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	99

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,150,000	THB	Thailand Government Bond	3.85%		12/12/2025	170,775

						363,743

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $8,225,753)				6,450,164

SHORT TERM INVESTMENTS 5.2%
142,859		BlackRock Liquidity Funds FedFund - Institutional Shares	2.72%	(c)		142,859
142,748		Fidelity Institutional Money Market Government Portfolio - Class I	2.73%	(c)		142,748
142,815		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(c)		142,815

		Total Short Term Investments (Cost $428,422)				428,422

		Total Investments 99.0% (Cost $10,220,781)				8,167,155
		Other Assets in Excess of Liabilities 1.0%				82,465

		NET ASSETS 100.0%				$8,249,620

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	78.2%
Foreign Corporate Bonds	15.6%
Short Term Investments	5.2%
Other Assets and Liabilities	1.0%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Brazil	11.7%
South Africa	10.8%
Mexico	10.4%
Indonesia	10.1%
Malaysia	9.4%
China	7.0%
United States	5.2%
Czech Republic	4.4%
Thailand	4.4%
Poland	4.1%
Singapore	3.7%
Philippines	3.4%
Colombia	3.3%
Romania	2.8%
Hungary	2.2%
Peru	2.1%
Israel	2.1%
Chile	1.9%
Other Assets and Liabilities	1.0%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Principal amount is stated in 100 Mexican Peso Units.

(c)	Seven-day yield as of period end

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Republic Koruna

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peruvian Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

SGD	Singapore Dollar

THB	Thai Baht

ZAR	South African Rand

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Income Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 15.2%

	AASET Ltd.,
570,041	Series 2019-2-C	6.41%	(b)(g)	10/16/2039	340,840

	Business Jet Securities LLC,
817,968	Series 2021-1A-C	5.07%	(b)(g)	04/15/2036	780,142

	Flagship Credit Auto Trust,
9,500	Series 2018-4-R	0.00%	(b)(c)(g)	03/16/2026	667,644

	GAIA Aviation Ltd.,
1,289,724	Series 2019-1-C	7.00%	(b)(g)(h)	12/15/2044	848,791

	Pioneer Aircraft Finance Ltd.,
1,022,443	Series 2019-1-C	6.90%	(b)(g)	06/15/2044	631,976

	Regional Ltd.,
1,849,957	Series 2021-1A-A	5.75%		04/15/2041	1,671,565

	SoFi Professional Loan Program Trust,
20,000	Series 2021-A-R1	0.00%	(b)(c)(g)	08/17/2043	396,138
10,000	Series 2021-B-R1	0.00%	(b)(c)(g)	02/15/2047	530,659

	START Ireland,
1,185,898	Series 2019-1-C	6.41%	(b)(g)	03/15/2044	768,598

	Sunnova Helios Issuer LLC,
1,279,663	Series 2019-AA-B	4.49%	(b)	06/20/2046	1,108,924

	WAVE LLC,
2,199,963	Series 2019-1-C	6.41%	(b)(g)	09/15/2044	1,324,039

	Total Asset Backed Obligations (Cost $11,798,996)				9,069,316

COLLATERALIZED LOAN OBLIGATIONS 19.4%

	AIMCO Ltd.,
700,000	Series 2021-15A-E (3 Month LIBOR USD + 5.95%, 5.95% Floor)	8.69%	(b)	10/17/2034	583,871

	Apidos,
1,250,000	Series 2021-35A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.46%	(b)	04/20/2034	1,046,405

	Barings Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	9.08%	(b)	04/25/2034	421,813

	Canyon Capital Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.41%, 6.41% Floor)	8.92%	(b)	04/17/2034	384,557
500,000	Series 2021-3A-E (3 Month LIBOR USD + 6.20%, 6.20% Floor)	8.71%	(b)	07/17/2034	412,280

	CIFC Funding Ltd.,
500,000	Series 2015-4A-CR2 (3 Month LIBOR USD + 3.00%)	5.71%	(b)	04/20/2034	438,234
500,000	Series 2021-4A-E (3 Month LIBOR USD + 6.00%)	8.51%	(b)	07/15/2033	429,406

	Goldentree Loan Opportunities Ltd.,
1,000,000	Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	5.63%	(b)	07/22/2030	895,267

	Highbridge Loan Management Ltd.,
1,000,000	Series 12A-18-C (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.49%	(b)	07/18/2031	877,510

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	6.41%	(b)	07/16/2029	885,080

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd., (Cont.)
500,000	Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	5.63%	(b)	07/25/2030	439,174
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.50%, 6.50% Floor)	9.01%	(b)	04/17/2034	415,463

	Point Au Roche Park Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.10%, 6.10% Floor)	8.81%	(b)	07/20/2034	417,309

	RR Ltd.,
1,000,000	Series 2017-2A-DR (3 Month LIBOR USD + 5.80%, 5.80% Floor)	8.31%	(b)	04/15/2036	842,461

	Sound Point Ltd.,
1,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.86%)	9.57%	(b)	07/20/2034	817,807

	Trimaran CAVU LLC,
2,000,000	Series 2019-2A-C (3 Month LIBOR USD + 4.72%)	7.46%	(b)	11/26/2032	1,815,000

	Venture Ltd.,
500,000	Series 2020-39A-D (3 Month LIBOR USD + 4.25%)	6.76%	(b)	04/15/2033	462,668

	Total Collateralized Loan Obligations (Cost $13,320,577)				11,584,305

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 21.4%

	Alen Mortgage Trust,
1,000,000	Series 2021-ACEN-F (1 Month LIBOR USD + 5.00%)	7.82%	(b)	04/17/2034	844,269

	BANK,
13,409,430	Series 2019-BN19-XFG	1.17%	(b)(d)(e)	08/17/2061	646,055

	BSREP Commercial Mortgage Trust,
1,250,000	Series 2021-DC-G (1 Month LIBOR USD + 3.85%)	6.67%	(b)	08/16/2038	1,113,005

	BX Trust,
1,275,000	Series 2021-VIEW-F (1 Month LIBOR USD + 3.93%)	6.75%	(b)	06/16/2036	1,178,367

	CLNC Ltd.,
1,000,000	Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 3.01%, 2.90% Floor)	6.03%	(b)	08/17/2035	950,000

	Commercial Mortgage Pass-Through Trust,
17,739,000	Series 2014-CR20-XF	1.39%	(b)(d)(e)	11/13/2047	175,580

	CSAIL Commercial Mortgage Trust,
8,120,000	Series 2021-C20-XD	1.60%	(b)(d)(e)	03/17/2054	745,798

	DBGS Mortgage Trust,
87,000	Series 2018-5BP-F (1 Month LIBOR USD + 2.60%)	5.42%	(b)	06/15/2033	77,700

	Fontainebleau Miami Beach Trust,
1,242,000	Series 2019-FBLU-H	4.09%	(b)(d)	12/12/2036	1,081,969

	GS Mortgage Securities Corporation Trust,
1,250,000	Series 2021-ARDN-G (1 Month LIBOR USD + 5.00%)	7.82%	(b)	11/17/2036	1,119,618

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2019-UES-G	4.60%	(b)(d)	05/05/2032	906,117

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	101

Schedule of Investments DoubleLine Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Med Trust,
1,250,000	Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%)	8.07%	(b)	11/15/2038	1,157,243

	SMR Mortgage Trust,
1,205,738	Series 2022-IND-G (Secured Overnight Financing Rate 1 Month + 7.50%)	10.35%	(b)	02/15/2039	1,138,759

	UBS-Barclays Commercial Mortgage Trust,
1,562,000	Series 2013-C5-D	4.20%	(b)(d)	03/12/2046	1,045,917

	Wells Fargo Commercial Mortgage Trust,
48,314,000	Series 2016-C37-XB	0.36%	(d)(e)	12/17/2049	582,382

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $15,533,483)				12,762,779

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 23.8%

	AMSR Trust,
2,000,000	Series 2021-SFR1-G	4.61%	(b)(d)	06/19/2040	1,630,642

	Connecticut Avenue Securities Trust,
1,250,000	Series 2021-R01-1M2 (Secured Overnight Financing Rate 30 Day Average + 1.55%)	3.83%	(b)	10/25/2041	1,189,069

	CSMC Trust,
1,372,000	Series 2021-NQM4-B2	4.18%	(b)(d)	05/25/2066	954,447

	Federal Home Loan Mortgage Corporation STACR REMIC Trust,
1,128,830	Series 2021-DNA5-M2 (Secured Overnight Financing Rate 30 Day Average + 1.65%)	3.93%	(b)	01/25/2034	1,101,559

	FMC GMSR Issuer Trust,
1,750,000	Series 2021-GT2-B	4.44%	(b)(d)	10/25/2026	1,367,660

	LHOME Mortgage Trust,
1,400,000	Series 2021-RTL1-M	4.46%	(b)(d)	02/25/2026	1,242,369

	Progress Residential Trust,
1,205,000	Series 2021-SFR1-H	5.00%	(b)	04/17/2038	1,046,903

	PRPM LLC,
1,400,000	Series 2021-2-A2	3.77%	(b)(d)	03/25/2026	1,231,523

	SG Residential Mortgage Trust,
1,250,000	Series 2021-1-B2	4.30%	(b)(d)	07/25/2061	806,027

	Velocity Commercial Capital Loan Trust,
225,012	Series 2019-1-M4	4.61%	(b)(d)	03/25/2049	197,306
117,946	Series 2019-1-M5	5.70%	(b)(d)	03/25/2049	105,605
217,795	Series 2019-1-M6	6.79%	(b)(d)	03/25/2049	184,633

	Verus Securitization Trust,
1,400,000	Series 2020-5-B2	4.71%	(b)(d)	05/25/2065	1,211,331
1,500,000	Series 2021-3-B2	3.96%	(b)(d)	06/25/2066	989,931

	VOLT LLC,
1,100,000	Series 2021-NPL5-A2	4.83%	(b)(h)	03/27/2051	929,970

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $17,317,669)				14,188,975

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 6.3%

	Federal Home Loan Mortgage Corporation REMICS,
1,446,958	Series 5004-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.07%	(a)(e)	07/25/2050	179,964
1,949,912	Series 5037-IO	3.00%	(e)	11/25/2050	364,216

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation REMICS, (Cont.)
4,755,054	Series 5112-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	0.22%	(a)(e)	06/25/2051	49,537

	Federal National Mortgage Association REMICS,
1,717,431	Series 2020-53-DI	3.00%	(e)	08/25/2060	299,769
1,314,842	Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.07%	(a)(e)	08/25/2050	152,585
1,349,969	Series 2020-77-S (-1 x Secured Overnight Financing Rate 30 Day Average + 4.15%, 4.15% Cap)	1.87%	(a)(e)	11/25/2050	77,525
2,389,504	Series 2020-77-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 4.10%, 4.10% Cap)	1.82%	(a)(e)	11/25/2050	161,571

	Federal National Mortgage Association,
1,025,621	Series 2020-M10-X2	1.84%	(d)(e)	12/25/2030	99,707
2,056,145	Series 2020-M17-X1	1.46%	(d)(e)	01/25/2028	97,866

	Government National Mortgage Association,
2,625,726	Series 2020-138-IL	3.50%	(e)	09/20/2050	448,644
1,939,306	Series 2020-142-SD (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(a)(e)	09/20/2050	239,153
1,164,732	Series 2020-189-SP (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(a)(e)	12/20/2050	119,410
2,686,309	Series 2020-196-DI	2.50%	(e)	12/01/2050	341,689
2,684,355	Series 2021-117-HI	3.50%	(e)	07/20/2051	406,693
4,273,023	Series 2021-125-AS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	0.97%	(a)(e)	07/20/2051	60,411
2,533,753	Series 2021-2-IO	0.87%	(d)(e)	06/16/2063	168,061
3,074,411	Series 2021-46-ES (-1 x 1 Month LIBOR USD + 2.80%, 2.80% Cap)	0.43%	(a)(e)	03/20/2051	23,004
5,021,104	Series 2021-59-S (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.32%	(a)(e)	04/20/2051	54,713
3,453,558	Series 2021-80-IO	0.90%	(d)(e)	12/16/2062	256,672
1,864,285	Series 2021-98-SB (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(a)(e)	06/20/2051	184,666

	Total US Government and Agency Mortgage Backed Obligations (Cost $6,120,633)				3,785,856

US GOVERNMENT AND AGENCY OBLIGATIONS 7.3%
4,000,000	United States Treasury Notes	1.38%		10/31/2028	3,427,500
1,000,000	United States Treasury Notes	2.75%		08/15/2032	914,531

	Total US Government and Agency Obligations (Cost $4,596,661)				4,342,031

SHORT TERM INVESTMENTS 5.6%
1,126,540	First American Government Obligations Fund - Class U	2.79%	(f)		1,126,540
1,126,540	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(f)		1,126,540

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,126,540	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(f)		1,126,540

	Total Short Term Investments (Cost $3,379,620)				3,379,620

	Total Investments 99.0% (Cost $72,067,639)				59,112,882
	Other Assets in Excess of Liabilities 1.0%				589,081

	NET ASSETS 100.0%				$59,701,963

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	23.8%
Non-Agency Commercial Mortgage Backed Obligations	21.4%
Collateralized Loan Obligations	19.4%
Asset Backed Obligations	15.2%
US Government and Agency Obligations	7.3%
US Government and Agency Mortgage Backed Obligations	6.3%
Short Term Investments	5.6%
Other Assets and Liabilities	1.0%

100.0%

(a)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(d)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(e)	Interest only security

(f)	Seven-day yield as of period end

(g)	Value determined using significant unobservable inputs.

(h)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	103

Schedule of Investments DoubleLine Multi-Asset Trend Fund (Consolidated)	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 18.2%
170,000	United States Treasury Notes	0.13%		04/30/2023	166,200
510,000	United States Treasury Notes	2.50%		04/30/2024	495,855
620,000	United States Treasury Notes	2.50%		05/31/2024	602,139
270,000	United States Treasury Notes	3.00%		06/30/2024	264,152
270,000	United States Treasury Notes	3.00%		07/31/2024	264,009
170,000	United States Treasury Notes	3.25%		08/31/2024	166,945
270,000	United States Treasury Notes	2.88%		06/15/2025	260,434
170,000	United States Treasury Notes	3.00%		07/15/2025	164,335
320,000	United States Treasury Notes	2.50%		03/31/2027	298,975
140,000	United States Treasury Notes	0.75%	(b)	11/15/2024	130,102

	Total US Government and Agency Obligations (Cost $2,861,223)				2,813,146

AFFILIATED MUTUAL FUNDS 63.0%
215,135	DoubleLine Floating Rate Fund (Class I)				1,897,488
176,467	Doubleline Income Fund (Class I)				1,364,091
689,286	DoubleLine Low Duration Bond Fund (Class R6)				6,458,606

	Total Affiliated Mutual Funds (Cost $10,303,410)				9,720,185

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 16.7%
530,751	First American Government Obligations Fund - Class U	2.79%	(a)(b)		530,751
530,751	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(a)(b)		530,751
530,750	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(a)(b)		530,750
1,000,000	United States Treasury Bills	0.00%	(b)(c)		985,976

	Total Short Term Investments (Cost $2,587,491)				2,578,228

	Total Investments 97.9% (Cost $15,752,124)				15,111,559
	Other Assets in Excess of Liabilities 2.1%				319,501

	NET ASSETS 100.0%				$15,431,060

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Affiliated Mutual Funds	63.0%
US Government and Agency Obligations	18.2%
Short Term Investments	16.7%
Other Assets and Liabilities	2.1%

100.0%

(a)	Seven-day yield as of period end

(b)	All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Trend Fund.

(c)	All or a portion of this security has been pledged as collateral.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Entry Fee(3)	Exit Fee(4)	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
BNP Paribas Multi-Asset Trend Index ER USD ex-Commodity Sub-Basket(1)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	04/12/2023	8,715,356	$486,964
BNP Paribas Multi-Asset Trend Index ER USD ex-Commodity Sub-Basket(1)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	11/30/2022	1,516,669	(3,629)
BNP Paribas Multi-Asset Trend Index ER USD Commodity Sub-Basket(2)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	11/30/2022	683,331	(12,464)
BNP Paribas Multi-Asset Trend Index ER USD Commodity Sub-Basket(2)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	04/12/2023	4,284,644	(204,420)

									$266,451

(1)

The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Ex-Commodity Sub-Basket Swap represents a swap on a basket of indices without commodities. Information on the sector constituents as of September 30, 2022, is available on the BNP Paribas website https://marketing-indx.bnpparibas.com/multi-asset-trend/.

(2)

All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Trend Fund. The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Commodity Sub-Basket Swap represents a swap on a basket of commodity indices. Information on the sector constituents as of September 30, 2022, is available on the BNP Paribas website https://marketing-indx.bnpparibas.com/multi-asset-trend/.

(3)	Entry fee incurs when the Fund puts on new swap exposure. It is a trading cost and incorporated in the cost of the swap.

(4)	Exit fee incurs when the Fund terminates the swap exposure. It is incorporated into daily valuation of the swap.

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

Affiliated Mutual Funds

A summary of the DoubleLine Multi-Asset Trend Fund’s investments in affiliated mutual funds for the period ended September 30, 2022 is as follows:

Fund	Value at March 31, 2022	Gross Purchases	Gross Sales	Shares Held at September 30, 2022	Value at September 30, 2022	Change in Unrealized for the Period Ended September 30, 2022	Dividend Income Earned for the Period Ended September 30, 2022	Net Realized Gain (Loss) for the Period Ended September 30, 2022
DoubleLine Low Duration Bond Fund (Class R6)	$—	$6,610,249	$—	689,286	$6,458,606	$(151,643)	$68,407	$—
DoubleLine Floating Rate Fund (Class I)	2,026,569	—	—	215,135	1,897,488	(129,081)	46,907	—
Doubleline Income Fund (Class I)	1,521,146	—	—	176,467	1,364,091	(157,055)	35,546	—
DoubleLine Low Duration Bond Fund (Class I)	6,665,392	—	(6,610,249)	—	—	214,608	9,412	(269,751)

	$10,213,107	$6,610,249	$(6,610,249)	1,080,888	$9,720,185	$(223,171)	$160,272	$(269,751)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	105

Statements of Assets and Liabilities	(Unaudited) September 30, 2022

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$34,313,685,798	$7,007,237,176	$505,664,854	$9,549,198	$6,173,246,620	$246,113,161
Investments in Affiliated Mutual Funds, at Value *	—	444,485,009	—	3,898,871	—	—
Short Term Investments *	476,161,075	96,214,756	86	9,834,841	388,816,747	22,418,847
Cash	—	681,616	—	19,083	1,705,818	1,907,217
Foreign Currency, at Value *	—	—	—	—	—	—
Receivable for Investments Sold	404,578,183	54,484,519	8,916,724	—	31,057,922	14,144,769
Interest and Dividends Receivable	145,746,980	47,791,543	7,376,682	94,102	33,728,591	1,896,234
Receivable for Fund Shares Sold	111,342,816	13,995,006	1,051,735	16,897	13,365,600	207,044
Deposit at Broker for Futures	40,229,219	3,250,000	—	498,162	—	—
Prepaid Expenses and Other Assets	621,972	364,797	33,062	12,056	142,286	24,331
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Net Unrealized Appreciation on Swaps	—	—	—	—	—	—
Total Assets	35,492,366,043	7,668,504,422	523,043,143	23,923,210	6,642,063,584	286,711,603

LIABILITIES
Foreign Currency Due to Custodian, at Value *	—	—	—	55,102	—	—
Payable for Fund Shares Redeemed	328,804,089	16,102,397	2,051,434	29,524	12,967,434	381,201
Payable for Investments Purchased	162,059,335	2,751,597	—	—	—	1,539,354
Distribution Payable	27,785,572	8,015,176	783,310	149,180	4,450,004	817,331
Investment Advisory Fees Payable	12,017,545	2,421,772	339,775	5,746	1,948,915	121,639
Variation Margin Payable	6,219,500	739,375	—	76,152	—	—
Administration, Fund Accounting and Custodian Fees Payable	2,905,980	958,925	67,519	13,567	635,580	137,712
Sub-Transfer Agent Expenses Payable	2,798,241	383,707	57,665	1,079	181,241	9,610
Distribution Fees Payable	2,398,999	135,143	6,404	4,347	822,330	12,843
Transfer Agent Expenses Payable	2,293,906	519,114	44,494	1,715	340,096	14,057
Trustees Fees Payable (See Note 8)	1,233,932	229,288	23,820	4,834	133,698	9,290
Accrued Expenses	603,797	189,853	24,514	11,110	61,527	13,660
Professional Fees Payable	420,842	169,311	69,094	60,145	82,276	35,390
Net Unrealized Depreciation on Unfunded Loan Commitments	—	19,993	—	—	—	29,578
Loans Payable	—	—	4,768,000	—	—	—
Interest Expense Payable	—	—	8,128	—	1,263	11,247
Payable to Broker	—	—	—	1,329,585	—	—
Net Unrealized Depreciation on Swaps	—	—	—	27,733	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	549,541,738	32,635,651	8,244,157	1,769,819	21,624,364	3,132,912
Commitments and Contingencies (See Note 2)
Net Assets	$34,942,824,305	$7,635,868,771	$514,798,986	$22,153,391	$6,620,439,220	$283,578,691

NET ASSETS CONSIST OF:
Paid-in Capital	$45,485,893,074	$9,332,744,222	$787,660,606	$34,945,824	$7,185,925,822	$347,303,185
Total Distributable Earnings (Loss) (See Note 6)	(10,543,068,769)	(1,696,875,451)	(272,861,620)	(12,792,433)	(565,486,602)	(63,724,494)
Net Assets	$34,942,824,305	$7,635,868,771	$514,798,986	$22,153,391	$6,620,439,220	$283,578,691

*Identified Cost:
Investments in Unaffiliated Securities	$40,288,930,857	$8,168,570,700	$701,101,667	$13,037,160	$6,587,085,071	$264,951,479
Investments in Affiliated Mutual Funds	—	526,627,597	—	4,168,318	—	—
Short Term Investments	476,161,075	96,267,892	86	9,872,227	389,056,508	22,418,847
Foreign Currency (Due to Custodian)	—	—	—	(61,746)	—	—

Class I (unlimited shares authorized):
Net Assets	$29,180,012,092	$7,146,017,475	$488,348,666	$20,605,226	$5,665,483,025	$255,973,414
Shares Outstanding	3,289,326,907	777,604,796	61,051,473	2,712,833	604,552,220	29,008,210
Net Asset Value, Offering and Redemption Price per Share	$8.87	$9.19	$8.00	$7.60	$9.37	$8.82

Class N (unlimited shares authorized):
Net Assets	$4,603,366,165	$387,871,183	$26,450,320	$—	$897,339,189	$27,605,277
Shares Outstanding	519,143,138	42,243,613	3,304,346	—	95,827,914	3,121,284
Net Asset Value, Offering and Redemption Price per Share	$8.87	$9.18	$8.00	$—	$9.36	$8.84

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$1,548,165	$—	$—
Shares Outstanding	—	—	—	203,438	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$7.93	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$7.61	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$1,159,446,048	$101,980,113	$—	$—	$57,617,006	$—
Shares Outstanding	130,679,381	11,095,226	—	—	6,147,588	—
Net Asset Value, Offering and Redemption Price per Share	$8.87	$9.19	$—	$—	$9.37	$—

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$6,121,521,468	$901,563,452	$243,229,811	$41,091,574	$—	$107,360,814
Investments in Affiliated Mutual Funds, at Value *	—	—	—	—	—	—
Short Term Investments *	220,507,396	42,936,932	6,374,837	3,769,280	206,988,924	6,617,433
Cash	4,954,498	363,521	—	—	—	—
Foreign Currency, at Value *	—	—	—	—	—	1,199,097
Receivable for Investments Sold	19,753,932	10,832,947	—	—	—	—
Interest and Dividends Receivable	33,637,181	7,214,702	2,612,850	147,851	16,611	970,839
Receivable for Fund Shares Sold	5,648,999	4,038,308	206,701	97,007	677,745	—
Deposit at Broker for Futures	—	—	—	749,625	—	—
Prepaid Expenses and Other Assets	115,322	37,662	18,277	8,149	21,174	10,449
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	32,607
Due from Advisor (See Note 3)	—	—	—	—	—	—
Net Unrealized Appreciation on Swaps	—	—	—	—	—	—
Total Assets	6,406,138,796	966,987,524	252,442,476	45,863,486	207,704,454	116,191,239

LIABILITIES
Foreign Currency Due to Custodian, at Value *	—	—	—	—	—	—
Payable for Fund Shares Redeemed	18,095,657	1,872,721	766,689	6,683	577,719	—
Payable for Investments Purchased	—	846,550	—	1,063,792	16,936	—
Distribution Payable	8,191,726	1,525,136	97,136	92,210	—	—
Investment Advisory Fees Payable	2,221,076	536,748	89,742	8,484	154,939	46,452
Variation Margin Payable	—	—	—	159,156	—	—
Administration, Fund Accounting and Custodian Fees Payable	770,108	270,600	28,563	7,282	14,833	52,643
Sub-Transfer Agent Expenses Payable	580,911	31,016	24,900	2,161	15,858	3,210
Distribution Fees Payable	156,680	86,814	5,307	749	5,184	—
Transfer Agent Expenses Payable	442,192	60,021	11,493	3,984	7,589	36,962
Trustees Fees Payable (See Note 8)	133,144	22,627	5,560	1,923	6,628	17,261
Accrued Expenses	236,443	39,590	7,586	8,678	27,910	35,688
Professional Fees Payable	54,447	44,348	30,413	29,272	42,911	34,044
Net Unrealized Depreciation on Unfunded Loan Commitments	—	12,541	—	—	—	—
Loans Payable	—	—	—	—	—	—
Interest Expense Payable	—	—	—	—	—	—
Payable to Broker	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	1,064,993,888	—	—	—	9,574,786	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	1,095,876,272	5,348,712	1,067,389	1,384,374	10,445,293	226,260
Commitments and Contingencies (See Note 2)
Net Assets	$5,310,262,524	$961,638,812	$251,375,087	$44,479,112	$197,259,161	$115,964,979

NET ASSETS CONSIST OF:
Paid-in Capital	$6,694,885,433	$1,187,378,163	$281,159,465	$64,539,540	$155,110,732	$177,349,612
Total Distributable Earnings (Loss) (See Note 6)	(1,384,622,909)	(225,739,351)	(29,784,378)	(20,060,428)	42,148,429	(61,384,633)
Net Assets	$5,310,262,524	$961,638,812	$251,375,087	$44,479,112	$197,259,161	$115,964,979

*Identified Cost:
Investments in Unaffiliated Securities	$6,558,202,394	$1,066,371,692	$270,527,835	$48,691,758	$—	$130,678,145
Investments in Affiliated Mutual Funds	—	—	—	—	—	—
Short Term Investments	220,700,700	43,044,376	6,374,837	3,769,280	208,761,740	6,617,433
Foreign Currency (Due to Custodian)	—	—	—	—	—	1,262,627

Class I (unlimited shares authorized):
Net Assets	$4,958,898,642	$749,587,265	$232,500,442	$42,930,173	$178,870,726	$115,683,375
Shares Outstanding	388,040,334	89,144,363	26,309,873	6,170,597	16,858,433	14,599,900
Net Asset Value, Offering and Redemption Price per Share	$12.78	$8.41	$8.84	$6.96	$10.61	$7.92

Class N (unlimited shares authorized):
Net Assets	$339,110,909	$81,849,296	$18,874,645	$1,548,939	$18,388,435	$281,604
Shares Outstanding	26,555,894	9,739,995	2,132,306	223,117	1,753,393	35,715
Net Asset Value, Offering and Redemption Price per Share	$12.77	$8.40	$8.85	$6.94	$10.49	$7.88

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$12,252,973	$130,202,251	$—	$—	$—	$—
Shares Outstanding	958,375	15,478,765	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$12.79	$8.41	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	107

Statements of Assets and Liabilities (Cont.)

	DoubleLine Infrastructure Income Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

ASSETS
Investments in Unaffiliated Securities, at Value *	$384,072,455	$45,423,811	$10,615,613	$7,738,733	$55,733,262	$2,813,146
Investments in Affiliated Mutual Funds, at Value *	—	4,163,152	—	—	—	9,720,185
Short Term Investments *	5,588,628	6,458,327	2,186,069	428,422	3,379,620	2,578,228
Cash	—	—	—	6,984	—	—
Foreign Currency, at Value *	—	—	—	9,367	—	—
Receivable for Investments Sold	2,267,500	14,995	—	—	—	23,075
Interest and Dividends Receivable	2,547,888	361,218	74,314	135,092	438,783	55,895
Receivable for Fund Shares Sold	6,682	12,107	100	—	544,756	20,100
Deposit at Broker for Futures	—	—	—	—	—	—
Prepaid Expenses and Other Assets	21,431	16,259	8,637	12,252	35,179	29,020
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Due from Advisor (See Note 3)	—	—	13,482	6,906	—	18,350
Net Unrealized Appreciation on Swaps	—	—	—	—	—	266,451
Total Assets	394,504,584	56,449,869	12,898,215	8,337,756	60,131,600	15,524,450

LIABILITIES
Foreign Currency Due to Custodian, at Value *	—	—	—	—	—	—
Payable for Fund Shares Redeemed	3,002	98,060	1,418	—	242,648	205
Payable for Investments Purchased	—	—	812,879	—	—	5,602
Distribution Payable	1,039,943	10,414	1,736	8	73,219	271
Investment Advisory Fees Payable	174,788	3,485	—	—	15,710	—
Variation Margin Payable	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees Payable	62,377	29,414	14,995	7,697	32,686	4,005
Sub-Transfer Agent Expenses Payable	17,923	9,836	1,975	678	755	3,606
Distribution Fees Payable	—	1,370	1,316	214	5,515	506
Transfer Agent Expenses Payable	26,222	2,810	767	562	5,435	679
Trustees Fees Payable (See Note 8)	10,673	1,359	2,249	548	1,222	138
Accrued Expenses	16,411	13,272	43,418	36,920	22,254	8,635
Professional Fees Payable	29,081	35,767	54,233	41,509	30,193	69,743
Net Unrealized Depreciation on Unfunded Loan Commitments	—	—	—	—	—	—
Loans Payable	—	—	—	—	—	—
Interest Expense Payable	—	—	—	—	—	—
Payable to Broker	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	4,775,254	1,923,759	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	6,081,774	—	—	—	—
Total Liabilities	1,380,420	11,062,815	2,858,745	88,136	429,637	93,390
Commitments and Contingencies (See Note 2)
Net Assets	$393,124,164	$45,387,054	$10,039,470	$8,249,620	$59,701,963	$15,431,060

NET ASSETS CONSIST OF:
Paid-in Capital	$460,970,096	$72,905,315	$12,933,903	$10,674,421	$82,511,192	$17,011,484
Total Distributable Earnings (Loss) (See Note 6)	(67,845,932)	(27,518,261)	(2,894,433)	(2,424,801)	(22,809,229)	(1,580,424)
Net Assets	$393,124,164	$45,387,054	$10,039,470	$8,249,620	$59,701,963	$15,431,060

*Identified Cost:
Investments in Unaffiliated Securities	$446,434,863	$49,319,164	$11,227,129	$9,792,359	$68,688,019	$2,861,223
Investments in Affiliated Mutual Funds	—	4,521,938	—	—	—	10,303,410
Short Term Investments	5,588,628	6,460,538	2,186,555	428,422	3,379,620	2,587,491
Foreign Currency (Due to Custodian)	—	—	—	9,436	—	—

Class I (unlimited shares authorized):
Net Assets	$392,500,943	$41,294,288	$8,603,655	$8,118,338	$53,982,182	$14,699,829
Shares Outstanding	44,707,482	4,289,638	859,937	1,058,105	6,984,760	1,618,272
Net Asset Value, Offering and Redemption Price per Share	$8.78	$9.63	$10.00	$7.67	$7.73	$9.08

Class N (unlimited shares authorized):
Net Assets	$623,221	$4,092,766	$1,435,815	$131,282	$5,719,781	$731,231
Shares Outstanding	70,912	425,027	143,120	17,127	738,917	80,492
Net Asset Value, Offering and Redemption Price per Share	$8.79	$9.63	$10.03	$7.67	$7.74	$9.08

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$—	$—	$—	$—	$—	$—

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Operations	(Unaudited) For the Period Ended September 30, 2022

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$676,711,937	$164,738,521	$17,354,573	$416,237	$92,763,168	$8,953,745
Dividends from Unaffiliated Securities	—	—	—	97,053	—	—
Dividends from Affiliated Mutual Funds	—	5,715,810	—	82,785	—	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	676,711,937	170,454,331	17,354,573	596,075	92,763,168	8,953,745
Expenses:
Investment Advisory Fees	78,251,650	18,026,576	2,401,751	122,510	12,107,777	854,210
Sub-Transfer Agent Expenses - Class I	8,604,921	1,072,908	208,731	5,240	761,752	31,673
Sub-Transfer Agent Expenses - Class N	1,260,623	53,777	11,094	—	125,101	4,448
Sub-Transfer Agent Expenses - Class A	—	—	—	462	—	—
Distribution Fees - Class N	6,018,915	533,344	40,353	—	1,211,036	52,947
Distribution Fees - Class A	—	—	—	2,581	—	—
Administration, Fund Accounting and Custodian Fees	2,857,764	869,220	64,956	14,787	597,361	99,680
Transfer Agent Expenses	2,144,142	487,796	31,301	1,019	333,087	14,041
Professional Fees	577,718	184,785	62,037	52,338	121,368	41,908
Shareholder Reporting Expenses	442,660	63,721	17,254	7,212	56,852	7,583
Registration Fees	380,986	132,938	25,371	18,491	125,770	28,289
Insurance Expenses	341,815	82,625	7,258	532	56,811	2,901
Trustees Fees	175,972	42,713	2,159	38	29,456	863
Miscellaneous Expenses	46,349	18,421	12,934	5,176	28,053	4,026
Interest Expense	—	—	468	—	—	17,977
Total Expenses	101,103,515	21,568,824	2,885,667	230,386	15,554,424	1,160,546
Less: Investment Advisory Fees (Waived)	—	(1,291,862)	—	(10,126)	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(169)	(79,701)	(100)	—
Net Expenses	101,103,515	20,276,962	2,885,498	140,559	15,554,324	1,160,546

Net Investment Income (Loss)	575,608,422	150,177,369	14,469,075	455,516	77,208,844	7,793,199

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(826,295,396)	(297,558,171)	(32,150,792)	(104,632)	(54,367,517)	(5,526,078)

Investments in Affiliated Mutual Funds	—	(17,042,648)	—	(442,743)	—	—

Foreign Currency	—	—	—	876	—	—

Forwards	—	—	—	—	—	—

Futures	—	—	—	(301,386)	—	—

Swaps	—	—	—	(1,130,578)	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(3,043,767,210)	(674,066,603)	(89,010,478)	(2,364,200)	(160,459,233)	(16,174,823)

Investments in Affiliated Mutual Funds	—	(44,626,405)	—	24,716	—	—

Short Term Investments	513	(52,987)	—	(31,331)	(247,438)	—

Unfunded Loan Commitments	—	(14,233)	—	—	—	(22,780)

Foreign Currency	—	—	—	6,489	—	—

Forwards	—	—	—	—	—	—

Futures	644,026	1,104,318	—	(1,836,666)	—	—

Swaps	—	—	—	98,116	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(3,869,418,067)	(1,032,256,729)	(121,161,270)	(6,081,339)	(215,074,188)	(21,723,681)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,293,809,645)	$(882,079,360)	$(106,692,195)	$(5,625,823)	$(137,865,344)	$(13,930,482)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	109

Statements of Operations (Cont.)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$116,687,170	$28,809,120	$3,925,110	$480,022	$1,416,615	$1,047,781
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Dividends from Affiliated Mutual Funds	—	—	—	—	—	—
Non-Cash Interest	—	—	—	432,442	—	—
Total Investment Income	116,687,170	28,809,120	3,925,110	912,464	1,416,615	1,047,781

Expenses:
Investment Advisory Fees	15,463,487	3,446,633	659,134	89,689	1,069,847	334,713
Sub-Transfer Agent Expenses - Class I	1,535,794	171,596	103,351	1,093	48,262	227
Sub-Transfer Agent Expenses - Class N	114,981	24,187	8,665	35	5,023	1
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	595,427	153,060	25,476	2,838	27,995	441
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	660,497	258,228	34,530	8,387	15,317	48,468
Transfer Agent Expenses	400,875	57,997	12,260	3,454	8,134	27,980
Professional Fees	166,234	48,868	27,197	24,749	29,293	30,521
Shareholder Reporting Expenses	285,620	20,872	16,009	2,833	—	—
Registration Fees	81,438	43,265	23,541	18,016	17,275	24,211
Insurance Expenses	67,643	11,194	3,206	1,228	2,784	4,728
Trustees Fees	33,050	4,774	812	147	1,001	876
Miscellaneous Expenses	35,066	7,883	6,433	4,769	2,029	4,143
Interest Expense	—	—	—	—	—	—
Total Expenses	19,440,112	4,248,557	920,614	157,238	1,226,960	476,309
Less: Investment Advisory Fees (Waived)	—	—	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	(24)	—	(117,838)	(26,381)	—	(10,628)
Net Expenses	19,440,088	4,248,557	802,776	130,857	1,226,960	465,681

Net Investment Income (Loss)	97,247,082	24,560,563	3,122,334	781,607	189,655	582,100

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(89,109,636)	(11,351,402)	(2,383,144)	(1,693,532)	(474,500)	(13,403,217)
Investments in Affiliated Mutual Funds	—	1	—	—	—	—
Foreign Currency	—	—	—	—	—	(214,053)
Forwards	—	—	—	—	—	(70,510)
Futures	—	—	—	(3,110,402)	—	—
Swaps	(263,082,852)	—	—	—	(11,495,071)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(182,255,736)	(89,201,548)	(13,721,641)	(6,896,209)	—	(7,675,202)
Investments in Affiliated Mutual Funds	—	—	—	—	—	—
Short Term Investments	(205,860)	(55,726)	—	315	(1,019,721)	—
Unfunded Loan Commitments	—	(9,689)	—	—	—	—
Foreign Currency	—	—	—	—	—	84,645
Forwards	—	—	—	—	—	76,455
Futures	—	—	—	(839,347)	—	—
Swaps	(1,313,848,004)	—	—	—	(25,290,755)	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(79,619)
Net Realized and Unrealized Gain (Loss) on Investments	(1,848,502,088)	(100,618,364)	(16,104,785)	(12,539,175)	(38,280,047)	(21,281,501)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,751,255,006)	$(76,057,801)	$(12,982,451)	$(11,757,568)	$(38,090,392)	$(20,699,401)

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) For the Period Ended September 30, 2022

	DoubleLine Infrastructure Income Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

INVESTMENT INCOME
Income:
Interest	$8,039,281	$1,427,593	$182,748	$221,752	$2,591,230	$44,051
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Dividends from Affiliated Mutual Funds	—	143,168	—	—	—	160,272
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	8,039,281	1,570,761	182,748	221,752	2,591,230	204,323

Expenses:
Investment Advisory Fees	1,168,886	177,213	30,060	33,000	213,475	38,374
Sub-Transfer Agent Expenses - Class I	36	27,171	738	—	20,926	—
Sub-Transfer Agent Expenses - Class N	17,777	2,189	120	—	4,288	—
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	1,106	6,624	2,212	154	18,180	718
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	58,354	41,497	11,978	6,988	34,574	1,373
Transfer Agent Expenses	24,865	3,475	593	344	4,912	482
Professional Fees	28,853	35,277	49,505	21,042	29,379	97,092
Shareholder Reporting Expenses	2,984	7,044	28,924	2,375	—	65
Registration Fees	20,257	19,960	17,038	20,556	30,916	28,793
Insurance Expenses	5,783	1,468	512	311	1,631	432
Trustees Fees	1,346	165	143	60	373	103
Miscellaneous Expenses	5,638	4,829	3,651	31,626	4,043	10,495
Interest Expense	—	—	—	—	—	—
Total Expenses	1,335,885	326,912	145,474	116,456	362,697	177,927
Less: Investment Advisory Fees (Waived)	—	(16,028)	—	—	—	(20,139)
Less: Other Fees (Reimbursed)/Recouped	—	(89,943)	(99,876)	(76,724)	(67,228)	(127,352)
Net Expenses	1,335,885	220,941	45,598	39,732	295,469	30,436

Net Investment Income (Loss)	6,703,396	1,349,820	137,150	182,020	2,295,761	173,887

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(6,603,758)	(2,298,662)	(331,960)	(10,548)	(6,477,322)	(70,797)
Investments in Affiliated Mutual Funds	—	(206,833)	—	—	—	(269,751)
Foreign Currency	—	6,768	—	(2,941)	—	—
Forwards	—	(11,883,109)	—	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	900,017	97,370	—	—	27,392
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(37,938,348)	(893,030)	(79,769)	(1,292,548)	(2,643,833)	(17,572)
Investments in Affiliated Mutual Funds	—	(182,176)	—	—	—	(223,171)
Short Term Investments	—	(2,359)	(487)	—	—	(7,231)
Unfunded Loan Commitments	—	—	—	—	—	—
Foreign Currency	—	—	—	34	—	—
Forwards	—	2,331,105	—	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	(8,249,400)	(3,633,080)	—	—	271,352
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	(9,220)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(44,542,106)	(20,477,679)	(3,947,926)	(1,315,223)	(9,121,155)	(289,778)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(37,838,710)	$(19,127,859)	$(3,810,776)	$(1,133,203)	$(6,825,394)	$(115,891)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	111

Statements of Changes in Net Assets

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$575,608,422	$1,328,547,406	$150,177,369	$290,897,598
Net Realized Gain (Loss) on Investments	(826,295,396)	(377,079,483)	(314,600,819)	(41,050,529)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,043,122,671)	(2,357,601,640)	(717,655,910)	(593,430,190)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,293,809,645)	(1,406,133,717)	(882,079,360)	(343,583,121)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(582,844,859)	(1,304,248,878)	(152,988,243)	(339,097,107)
Class N	(80,819,597)	(148,054,826)	(7,448,219)	(14,302,746)
Class R6	(24,464,147)	(52,696,082)	(1,742,393)	(3,260,320)

Total Distributions to Shareholders	(688,128,603)	(1,504,999,786)	(162,178,855)	(356,660,173)

NET SHARE TRANSACTIONS
Class I	(4,872,636,120)	(3,028,340,095)	(1,712,254,653)	(264,472,997)
Class N	121,689,609	50,217,226	(6,967,758)	(72,164,125)
Class R6	(407,516,941)	(247,835,129)	19,645,412	(4,878,422)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(5,158,463,452)	(3,225,957,998)	(1,699,576,999)	(341,515,544)

Total Increase (Decrease) in Net Assets	$(9,140,401,700)	$(6,137,091,501)	$(2,743,835,214)	$(1,041,758,838)

NET ASSETS
Beginning of Period	$44,083,226,005	$50,220,317,506	$10,379,703,985	$11,421,462,823
End of Period	$34,942,824,305	$44,083,226,005	$7,635,868,771	$10,379,703,985

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$14,469,075	$32,026,910	$455,516	$729,446
Net Realized Gain (Loss) on Investments	(32,150,792)	8,857,265	(1,978,463)	1,695,850
Net Change in Unrealized Appreciation (Depreciation) on Investments	(89,010,478)	(78,818,040)	(4,102,876)	(1,748,670)
Net Increase (Decrease) in Net Assets Resulting from Operations	(106,692,195)	(37,933,865)	(5,625,823)	676,626

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(14,338,480)	(30,244,533)	(336,360)	(810,397)
Class N	(729,212)	(1,537,287)	—	—
Class A	—	—	(22,932)	(76,102)

Total Distributions to Shareholders	(15,067,692)	(31,781,820)	(359,292)	(886,499)

NET SHARE TRANSACTIONS
Class I	(117,147,334)	(12,661,334)	(927,414)	664,045
Class N	(6,082,015)	(2,685,524)	—	—
Class A	—	—	(775,844)	1,338,028
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(123,229,349)	(15,346,858)	(1,703,258)	2,002,073

Total Increase (Decrease) in Net Assets	$(244,989,236)	$(85,062,543)	$(7,688,373)	$1,792,200

NET ASSETS
Beginning of Period	$759,788,222	$844,850,765	$29,841,764	$28,049,564
End of Period	$514,798,986	$759,788,222	$22,153,391	$29,841,764

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	113

Statements of Changes in Net Assets (Cont.)

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$77,208,844	$111,529,427	$7,793,199	$11,315,408
Net Realized Gain (Loss) on Investments	(54,367,517)	(10,821,857)	(5,526,078)	116,926
Net Change in Unrealized Appreciation (Depreciation) on Investments	(160,706,671)	(210,371,764)	(16,197,603)	(4,193,868)
Net Increase (Decrease) in Net Assets Resulting from Operations	(137,865,344)	(109,664,194)	(13,930,482)	7,238,466

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(68,534,579)	(101,092,204)	(6,914,134)	(10,558,023)
Class N	(9,933,777)	(15,762,508)	(864,727)	(729,492)
Class R6	(639,385)	(486,852)	—	—

Total Distributions to Shareholders	(79,107,741)	(117,341,564)	(7,778,861)	(11,287,515)

NET SHARE TRANSACTIONS
Class I	(374,543,723)	727,641,183	(58,423,270)	96,729,893
Class N	(116,060,226)	(117,436,573)	(15,168,684)	27,418,262
Class R6	17,902,675	33,847,560	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(472,701,274)	644,052,170	(73,591,954)	124,148,155

Total Increase (Decrease) in Net Assets	$(689,674,359)	$417,046,412	$(95,301,297)	$120,099,106

NET ASSETS
Beginning of Period	$7,310,113,579	$6,893,067,167	$378,879,988	$258,780,882
End of Period	$6,620,439,220	$7,310,113,579	$283,578,691	$378,879,988

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$97,247,082	$120,016,809	$24,560,563	$46,115,362
Net Realized Gain (Loss) on Investments	(352,192,488)	2,223,197,895	(11,351,401)	585,124
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,496,309,600)	(1,343,643,848)	(89,266,963)	(57,076,554)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,751,255,006)	999,570,856	(76,057,801)	(10,376,068)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(91,713,144)	(2,080,915,339)	(18,811,090)	(39,433,771)
Class N	(6,223,712)	(163,927,094)	(2,355,677)	(5,426,185)
Class R6	(216,839)	(3,867,477)	(2,768,983)	(2,800,698)

Total Distributions to Shareholders	(98,153,695)	(2,248,709,910)	(23,935,750)	(47,660,654)

NET SHARE TRANSACTIONS
Class I	(1,143,671,352)	817,717,271	(143,941,471)	(70,300,847)
Class N	(107,311,986)	(51,013,355)	(49,430,821)	(6,255,472)
Class R6	507,601	5,470,453	28,878,224	117,790,115
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,250,475,737)	772,174,369	(164,494,068)	41,233,796

Total Increase (Decrease) in Net Assets	$(3,099,884,438)	$(476,964,685)	$(264,487,619)	$(16,802,926)

NET ASSETS
Beginning of Period	$8,410,146,962	$8,887,111,647	$1,226,126,431	$1,242,929,357
End of Period	$5,310,262,524	$8,410,146,962	$961,638,812	$1,226,126,431

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	115

Statements of Changes in Net Assets (Cont.)

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$3,122,334	$4,249,919	$781,607	$2,173,721
Net Realized Gain (Loss) on Investments	(2,383,144)	446,221	(4,803,934)	(1,413,266)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(13,721,641)	(12,974,821)	(7,735,241)	(1,005,729)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,982,451)	(8,278,681)	(11,757,568)	(245,274)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(2,802,887)	(5,012,720)	(747,994)	(2,016,039)
Class N	(207,057)	(489,791)	(28,240)	(158,888)

Total Distributions to Shareholders	(3,009,944)	(5,502,511)	(776,234)	(2,174,927)

NET SHARE TRANSACTIONS
Class I	8,676,999	35,386,555	(215,943)	(13,558,803)
Class N	(2,423,358)	(2,084,966)	(3,032,922)	(6,260,392)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	6,253,641	33,301,589	(3,248,865)	(19,819,195)

Total Increase (Decrease) in Net Assets	$(9,738,754)	$19,520,397	$(15,782,667)	$(22,239,396)

NET ASSETS
Beginning of Period	$261,113,841	$241,593,444	$60,261,779	$82,501,175
End of Period	$251,375,087	$261,113,841	$44,479,112	$60,261,779

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$189,655	$(2,067,054)	$582,100	$2,519,478
Net Realized Gain (Loss) on Investments	(11,969,571)	67,346,251	(13,687,780)	(22,191,732)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(26,310,476)	19,217,349	(7,593,721)	(21,787,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,090,392)	84,496,546	(20,699,401)	(41,459,694)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	—	(22,938,226)	—	(7,721,041)
Class N	—	(2,492,332)	—	(4,977)
Distribution in Excess
Class I	—	—	—	(273,193)
Class N	—	—	—	(164)

Total Distributions to Shareholders	—	(25,430,558)	—	(7,999,375)

NET SHARE TRANSACTIONS
Class I	(10,329,991)	19,698,287	(140,230,461)	(461,092,866)
Class N	(2,025,507)	(2,829,419)	(79,676)	(352,967)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(12,355,498)	16,868,868	(140,310,137)	(461,445,833)

Total Increase (Decrease) in Net Assets	$(50,445,890)	$75,934,856	$(161,009,538)	$(510,904,902)

NET ASSETS
Beginning of Period	$247,705,051	$171,770,195	$276,974,517	$787,879,419
End of Period	$197,259,161	$247,705,051	$115,964,979	$276,974,517

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	117

Statements of Changes in Net Assets (Cont.)

	DoubleLine Infrastructure Income Fund		DoubleLine Shiller Enhanced International CAPE®
	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$6,703,396	$15,027,756	$1,349,820	$1,599,488
Net Realized Gain (Loss) on Investments	(6,603,758)	2,637,761	(13,481,819)	15,579,199
Net Change in Unrealized Appreciation (Depreciation) on Investments	(37,938,348)	(42,113,007)	(6,995,860)	(17,502,357)
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,838,710)	(24,447,490)	(19,127,859)	(323,670)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(6,178,342)	(18,875,101)	(1,286,027)	(1,937,019)
Class N	(9,287)	(295,204)	(101,045)	(168,600)

Total Distributions to Shareholders	(6,187,629)	(19,170,305)	(1,387,072)	(2,105,619)

NET SHARE TRANSACTIONS
Class I	(85,447,129)	(2,220,651)	(34,146,991)	56,718,659
Class N	(1,085,628)	(7,172,055)	(404,546)	(129,739)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(86,532,757)	(9,392,706)	(34,551,537)	56,588,920

Total Increase (Decrease) in Net Assets	$(130,559,096)	$(53,010,501)	$(55,066,468)	$54,159,631

NET ASSETS
Beginning of Period	$523,683,260	$576,693,761	$100,453,522	$46,293,891
End of Period	$393,124,164	$523,683,260	$45,387,054	$100,453,522

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Real Estate and Income Fund		DoubleLine Emerging Markets Local Currency Bond Fund
	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$137,150	$148,249	$182,020	$337,852
Net Realized Gain (Loss) on Investments	(234,590)	2,183,985	(13,489)	(505,559)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,713,336)	861,856	(1,301,734)	(210,639)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,810,776)	3,194,090	(1,133,203)	(378,346)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(118,876)	(708,174)	(171,316)	(111,300)
Class N	(16,431)	(111,112)	(2,422)	(1,098)

Total Distributions to Shareholders	(135,307)	(819,286)	(173,738)	(112,398)

NET SHARE TRANSACTIONS
Class I	(2,632,066)	(942,524)	168,532	118,544
Class N	(226,324)	248,739	23,438	36,436
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(2,858,390)	(693,785)	191,970	154,980

Total Increase (Decrease) in Net Assets	$(6,804,473)	$1,681,019	$(1,114,971)	$(335,764)

NET ASSETS
Beginning of Period	$16,843,943	$15,162,924	$9,364,591	$9,700,355
End of Period	$10,039,470	$16,843,943	$8,249,620	$9,364,591

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	119

Statements of Changes in Net Assets (Cont.)

	DoubleLine Income Fund		DoubleLine Multi-Asset Trend Fund (Consolidated)
	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$2,295,761	$5,843,572	$173,887	$205,496
Net Realized Gain (Loss) on Investments	(6,477,322)	(1,183,472)	(313,156)	1,072,699
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,643,833)	(7,428,022)	23,378	(261,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,825,394)	(2,767,922)	(115,891)	1,016,821

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(1,622,869)	(5,720,043)	(2,020,317)	(241,907)
Class N	(305,268)	(354,194)	(79,966)	(2,986)
Distribution in Excess
Class I	—	(120,671)	—	—
Class N	—	(7,471)	—	—

Total Distributions to Shareholders	(1,928,137)	(6,202,379)	(2,100,283)	(244,893)

NET SHARE TRANSACTIONS
Class I	(28,334,511)	(38,572,939)	3,053,165	2,452,379
Class N	(5,779,655)	11,067,852	628,353	63,924
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(34,114,166)	(27,505,087)	3,681,518	2,516,303

Total Increase (Decrease) in Net Assets	$(42,867,697)	$(36,475,388)	$1,465,344	$3,288,231

NET ASSETS
Beginning of Period	$102,569,660	$139,045,048	$13,965,716	$10,677,485
End of Period	$59,701,963	$102,569,660	$15,431,060	$13,965,716

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Total Return Bond Fund - Class I:
9/30/2022	(d)	$9.82	0.14	(0.92)	(0.78)	(0.17)	—	(0.17)		$8.87	(8.02)%	$29,180,012	0.49%	0.49%	0.49%	2.97%
3/31/2022		$10.46	0.29	(0.60)	(0.31)	(0.33)	—	(0.33)		$9.82	(3.14)%	$37,399,379	0.48%	0.48%	0.48%	2.75%
3/31/2021		$10.46	0.34	0.04	0.35	(0.35)	—	(0.35)		$10.46	3.32%	$42,909,929	0.49%	0.49%	0.49%	2.95%
3/31/2020		$10.53	0.34	(0.03)	0.31	(0.38)	—	(0.38)		$10.46	2.97%	$44,623,760	0.49%	0.48%	0.48%	3.28%
3/31/2019		$10.48	0.36	0.08	0.44	(0.39)	—	(0.39)		$10.53	4.31%	$43,682,910	0.48%	0.48%	0.48%	3.39%
3/31/2018		$10.63	0.32	(0.09)	0.23	(0.38)	—	(0.38)		$10.48	2.19%	$42,992,354	0.47%	0.47%	0.47%	3.04%

DoubleLine Total Return Bond Fund - Class N:
9/30/2022	(d)	$9.82	0.13	(0.92)	(0.79)	(0.16)	—	(0.16)		$8.87	(8.13)%	$4,603,366	0.74%	0.74%	0.74%	2.73%
3/31/2022		$10.46	0.26	(0.60)	(0.34)	(0.30)	—	(0.30)		$9.82	(3.38)%	$4,972,381	0.73%	0.73%	0.73%	2.50%
3/31/2021		$10.46	0.29	0.03	0.32	(0.32)	—	(0.32)		$10.46	3.06%	$5,239,001	0.74%	0.74%	0.74%	2.70%
3/31/2020		$10.53	0.32	(0.03)	0.29	(0.36)	—	(0.36)		$10.46	2.71%	$6,552,760	0.73%	0.73%	0.73%	3.03%
3/31/2019		$10.48	0.33	0.08	0.41	(0.36)	—	(0.36)		$10.53	4.05%	$6,831,035	0.73%	0.73%	0.73%	3.14%
3/31/2018		$10.63	0.30	(0.09)	0.21	(0.36)	—	(0.36)		$10.48	1.93%	$8,427,611	0.72%	0.72%	0.72%	2.79%

DoubleLine Total Return Bond Fund - Class R6:
9/30/2022	(d)	$9.83	0.14	(0.93)	(0.79)	(0.17)	—	(0.17)		$8.87	(8.09)%	$1,159,446	0.44%	0.44%	0.44%	3.03%
3/31/2022		$10.46	0.29	(0.59)	(0.30)	(0.33)	—	(0.33)		$9.83	(2.99)%	$1,711,466	0.43%	0.43%	0.43%	2.81%
3/31/2021		$10.46	0.31	0.05	0.36	(0.36)	—	(0.36)		$10.46	3.38%	$2,071,388	0.44%	0.44%	0.44%	2.89%
3/31/2020	(e)	$10.66	0.24	(0.18)	0.06	(0.26)	—	(0.26)		$10.46	0.52%	$65,403	0.45%	0.45%	0.45%	3.33%

											For the Year or Period Ended
											9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)									25%		89%	91%	31%	28%	22%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Core Fixed Income Fund - Class I:
9/30/2022	(d)	$10.33	0.16	(1.12)	(0.96)	(0.18)	—	(0.18)		$9.19	(9.35)%	$7,146,017	0.47%	0.44%	0.44%	3.35%
3/31/2022		$11.01	0.28	(0.62)	(0.34)	(0.31)	(0.03)	(0.34)		$10.33	(3.19)%	$9,843,189	0.46%	0.42%	0.42%	2.55%
3/31/2021		$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)		$11.01	6.94%	$10,772,238	0.47%	0.42%	0.42%	2.83%
3/31/2020		$10.83	0.36	(0.20)	0.16	(0.37)	—	(0.37)		$10.62	1.42%	$10,724,409	0.47%	0.41%	0.41%	3.30%
3/31/2019		$10.81	0.37	0.02	0.39	(0.37)	—	(0.37)		$10.83	3.71%	$10,672,087	0.47%	0.42%	0.42%	3.42%
3/31/2018		$10.86	0.31	(0.04)	0.27	0.32	—	(0.32)		$10.81	2.51%	$9,381,508	0.47%	0.42%	0.42%	2.86%

DoubleLine Core Fixed Income Fund - Class N:
9/30/2022	(d)	$10.32	0.15	(1.12)	(0.97)	(0.17)	—	(0.17)		$9.18	(9.47)%	$387,871	0.72%	0.69%	0.69%	3.12%
3/31/2022		$11.00	0.25	(0.61)	(0.36)	(0.29)	(0.03)	(0.32)		$10.32	(3.43)%	$443,006	0.71%	0.67%	0.67%	2.30%
3/31/2021		$10.61	0.29	0.42	0.71	(0.30)	(0.02)	(0.32)		$11.00	6.67%	$544,493	0.72%	0.66%	0.66%	2.58%
3/31/2020		$10.82	0.34	(0.20)	0.14	(0.35)	—	(0.35)		$10.61	1.17%	$706,970	0.72%	0.66%	0.66%	3.05%
3/31/2019		$10.80	0.34	0.02	0.36	(0.34)	—	(0.34)		$10.82	3.45%	$841,190	0.72%	0.67%	0.67%	3.15%
3/31/2018		$10.85	0.29	(0.04)	0.25	0.30	—	(0.30)		$10.80	2.26%	$1,025,318	0.72%	0.67%	0.67%	2.61%

DoubleLine Core Fixed Income Fund - Class R6:
9/30/2022	(d)	$10.33	0.17	(1.13)	(0.96)	(0.18)	—	(0.18)		$9.19	(9.34)%	$101,980	0.44%	0.41%	0.41%	3.41%
3/31/2022		$11.01	0.28	(0.61)	(0.33)	(0.32)	(0.03)	(0.35)		$10.33	(3.25)%	$93,509	0.44%	0.39%	0.39%	2.58%
3/31/2021		$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)		$11.01	6.94%	$104,731	0.44%	0.38%	0.38%	2.88%
3/31/2020	(e)	$11.05	0.24	(0.42)	(0.18)	(0.25)	—	(0.25)		$10.62	(1.72)%	$112,911	0.45%	0.39%	0.39%	3.26%

											For the Year or Period Ended
											9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)									70%		117%	155%	43%	66%	77%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	121

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Emerging Markets Fixed Income Fund - Class I:
9/30/2022	(d)	$9.71	0.20	(1.69)	(1.49)	(0.22)	—	(0.22)	$8.00	(15.54)%	$488,349	0.89%	0.89%	0.89%	4.54%
3/31/2022		$10.55	0.39	(0.84)	(0.45)	(0.39)	—	(0.39)	$9.71	(4.46)%	$721,060	0.87%	0.87%	0.87%	3.76%
3/31/2021		$8.83	0.41	1.75	2.16	(0.44)	—	(0.44)	$10.55	24.72%	$799,879	0.89%	0.89%	0.89%	4.06%
3/31/2020		$10.34	0.49	(1.51)	(1.02)	(0.49)	—	(0.49)	$8.83	(10.43)%	$755,648	0.90%	0.90%	0.90%	4.69%
3/31/2019		$10.42	0.41	(0.06)	0.35	(0.41)	(0.02)	(0.43)	$10.34	3.52%	$943,368	0.89%	0.89%	0.89%	3.99%
3/31/2018		$10.50	0.33	0.02	0.35	(0.34)	(0.09)	(0.43)	$10.42	3.30%	$937,978	0.88%	0.88%	0.88%	3.12%

DoubleLine Emerging Markets Fixed Income Fund - Class N:
9/30/2022	(d)	$9.71	0.19	(1.69)	(1.50)	(0.21)	—	(0.21)	$8.00	(15.65)%	$26,450	1.14%	1.14%	1.14%	4.29%
3/31/2022		$10.55	0.37	(0.85)	(0.48)	(0.36)	—	(0.36)	$9.71	(4.60)%	$38,728	1.12%	1.12%	1.12%	3.51%
3/31/2021		$8.83	0.39	1.74	2.13	(0.41)	—	(0.41)	$10.55	24.38%	$44,972	1.14%	1.14%	1.14%	3.86%
3/31/2020		$10.34	0.47	(1.51)	(1.04)	(0.47)	—	(0.47)	$8.83	(10.68)%	$122,727	1.15%	1.15%	1.15%	4.46%
3/31/2019		$10.43	0.37	(0.06)	0.31	(0.38)	(0.02)	(0.40)	$10.34	3.16%	$164,101	1.14%	1.14%	1.14%	3.66%
3/31/2018		$10.50	0.31	0.02	0.33	(0.31)	(0.09)	(0.40)	$10.43	3.14%	$197,564	1.13%	1.13%	1.13%	2.93%

										For the Year or Period Ended
										9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)									15%	51%	81%	37%	66%	78%

(a) Calculated based on average shares outstanding during the period. (b) Not annualized for periods less than one year. (c) Annualized for periods less than one year. (d) Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b),(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class I:
9/30/2022	(e)	$9.63	0.16	(2.06)	(1.90)	(0.13)	—	(0.13)	$7.60	(19.81)%	$20,605	1.77%	1.69%	1.07%	3.56%
3/31/2022		$9.68	0.24	—	0.24	(0.29)	—	(0.29)	$9.63	2.43%	$27,033	1.59%	1.51%	1.07%	2.44%
3/31/2021		$7.77	0.22	2.01	2.23	(0.32)	—	(0.32)	$9.68	29.01%	$26,517	1.67%	1.57%	1.05%	2.40%
3/31/2020		$9.17	0.20	(1.30)	(1.10)	(0.30)	—	(0.30)	$7.77	(12.32)%	$16,739	1.22%	1.09%	1.00%	2.53%
3/31/2019		$9.43	0.24	(0.21)	0.03	(0.29)	—	(0.29)	$9.17	0.42%	$44,493	1.12%	1.00%	1.03%	2.58%
3/31/2018		$9.84	0.23	0.43	0.66	(0.27)	(0.80)	(1.07)	$9.43	6.80%	$63,651	1.12%	1.01%	1.02%	2.31%

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class A:
9/30/2022	(e)	$9.64	0.14	(2.06)	(1.92)	(0.11)	—	(0.11)	$7.61	(19.91)%	$1,548	2.02%	1.94%	1.32%	3.19%
3/31/2022		$9.70	0.22	(0.01)	0.21	(0.27)	—	(0.27)	$9.64	2.10%	$2,809	1.85%	1.77%	1.34%	2.22%
3/31/2021		$7.75	0.19	2.00	2.19	(0.24)	—	(0.24)	$9.70	28.47%	$1,533	1.85%	1.73%	1.30%	2.26%
3/31/2020		$9.13	0.20	(1.30)	(1.10)	(0.28)	—	(0.28)	$7.75	(12.42)%	$19,548	1.38%	1.27%	1.26%	2.13%
3/31/2019		$9.40	0.21	(0.21)	—	(0.27)	—	(0.27)	$9.13	0.07%	$177,602	1.37%	1.24%	1.28%	2.28%
3/31/2018		$9.81	0.21	0.43	0.64	(0.25)	(0.80)	(1.05)	$9.40	6.57%	$153,986	1.37%	1.26%	1.27%	2.08%

										For the Year or Period Ended
										9/30/2022(e)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(c)									32%	27%	29%	13%	45%	83%

(a)  Calculated based on average shares outstanding during the period.

(b)  Total return does not include the effects of sales charges for Class A.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Unaudited.

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Low Duration Bond Fund - Class I:
9/30/2022	(d)	$9.67	0.11	(0.30)	(0.19)	(0.11)	—	(0.11)	$9.37	(1.96)%	$5,665,483	0.42%	0.42%	0.42%	2.27%
3/31/2022		$9.97	0.15	(0.29)	(0.14)	(0.16)	—	(0.16)	$9.67	(1.42)%	$6,224,937	0.41%	0.41%	0.41%	1.55%
3/31/2021		$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.08%	$5,689,932	0.42%	0.42%	0.42%	2.05%
3/31/2020		$9.97	0.30	(0.45)	(0.15)	(0.31)	—	(0.31)	$9.51	(1.59)%	$5,296,795	0.42%	0.41%	0.41%	3.05%
3/31/2019		$9.97	0.31	—	0.31	(0.31)	—	(0.31)	$9.97	3.13%	$5,455,532	0.42%	0.41%	0.41%	3.10%
3/31/2018		$10.04	0.22	(0.04)	0.18	(0.25)	—	(0.25)	$9.97	1.82%	$4,069,943	0.42%	0.41%	0.41%	2.26%

DoubleLine Low Duration Bond Fund - Class N:
9/30/2022	(d)	$9.67	0.10	(0.31)	(0.21)	(0.10)	—	(0.10)	$9.36	(2.18)%	$897,339	0.67%	0.67%	0.67%	2.01%
3/31/2022		$9.96	0.13	(0.28)	(0.15)	(0.14)	—	(0.14)	$9.67	(1.57)%	$1,043,811	0.66%	0.66%	0.66%	1.30%
3/31/2021		$9.50	0.18	0.46	0.64	(0.18)	—	(0.18)	$9.96	6.82%	$1,194,295	0.67%	0.67%	0.67%	1.83%
3/31/2020		$9.96	0.28	(0.45)	(0.17)	(0.29)	—	(0.29)	$9.50	(1.84)%	$1,483,316	0.67%	0.66%	0.66%	2.80%
3/31/2019		$9.96	0.28	—	0.28	(0.28)	—	(0.28)	$9.96	2.87%	$1,480,796	0.67%	0.66%	0.66%	2.83%
3/31/2018		$10.03	0.20	(0.04)	0.16	(0.23)	—	(0.23)	$9.96	1.57%	$1,438,903	0.67%	0.66%	0.66%	1.99%

DoubleLine Low Duration Bond Fund - Class R6:
9/30/2022	(d)	$9.67	0.11	(0.30)	(0.19)	(0.11)	—	(0.11)	$9.37	(1.94)%	$57,617	0.39%	0.39%	0.39%	2.34%
3/31/2022		$9.97	0.15	(0.29)	(0.14)	(0.16)	—	(0.16)	$9.67	(1.39)%	$41,366	0.39%	0.39%	0.39%	1.53%
3/31/2021		$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.12%	$8,840	0.40%	0.39%	0.39%	2.05%
3/31/2020	(e)	$10.03	0.20	(0.52)	(0.32)	(0.20)	—	(0.20)	$9.51	(3.25)%	$369	0.39%	0.38%	0.38%	2.98%

										For the Year or Period Ended
										9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)									37%	80%	71%	60%	54%	62%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Floating Rate Fund - Class I:
9/30/2022	(d)	$9.42	0.21	(0.59)	(0.38)	(0.22)	—	(0.22)	$8.82	(4.09)%	$255,973	0.65%	0.65%	0.65%	4.61%
3/31/2022		$9.51	0.32	(0.09)	0.23	(0.32)	—	(0.32)	$9.42	2.40%	$333,518	0.64%	0.64%	0.64%	3.37%
3/31/2021		$8.44	0.34	1.07	1.41	(0.34)	—	(0.34)	$9.51	16.95%	$240,442	0.72%	0.72%	0.72%	3.69%
3/31/2020		$9.65	0.47	(1.20)	(0.73)	(0.48)	—	(0.48)	$8.44	(7.99)%	$150,892	0.70%	0.70%	0.70%	4.84%
3/31/2019		$9.94	0.49	(0.28)	0.21	(0.50)	—	(0.50)	$9.65	2.15%	$358,062	0.64%	0.64%	0.64%	5.00%
3/31/2018		$9.90	0.41	0.02	0.43	(0.39)	—	(0.39)	$9.94	4.39%	$428,379	0.65%	0.65%	0.65%	3.98%

DoubleLine Floating Rate Fund - Class N:
9/30/2022	(d)	$9.44	0.20	(0.59)	(0.39)	(0.21)	—	(0.21)	$8.84	(4.21)%	$27,605	0.90%	0.90%	0.90%	4.28%
3/31/2022		$9.53	0.30	(0.10)	0.20	(0.29)	—	(0.29)	$9.44	2.15%	$45,362	0.90%	0.90%	0.90%	3.16%
3/31/2021		$8.45	0.32	1.08	1.40	(0.32)	—	(0.32)	$9.53	16.73%	$18,339	0.98%	0.98%	0.98%	3.54%
3/31/2020		$9.67	0.44	(1.20)	(0.76)	(0.46)	—	(0.46)	$8.45	(8.32)%	$51,646	0.95%	0.95%	0.95%	4.59%
3/31/2019		$9.95	0.47	(0.28)	0.19	(0.47)	—	(0.47)	$9.67	1.99%	$116,374	0.88%	0.88%	0.88%	4.74%
3/31/2018		$9.92	0.37	0.02	0.39	(0.36)	—	(0.36)	$9.95	4.02%	$145,289	0.90%	0.90%	0.90%	3.71%

										For the Year or Period Ended
										9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)									4%	40%	76%	58%	88%	77%

(a) Calculated based on average shares outstanding during the period. (b) Not annualized for periods less than one year. (c) Annualized for periods less than one year. (d) Unaudited.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	123

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Shiller Enhanced CAPE® - Class I:
9/30/2022	(d)	$16.79	0.21	(4.00)	(3.79)	(0.22)	—	(0.22)		$12.78	(22.69)%	$4,958,899	0.55%	0.55%	0.55%	2.85%
3/31/2022		$19.62	0.26	2.00	2.26	(0.30)	(4.79)	(5.09)		$16.79	10.96%	$7,828,188	0.54%	0.53%	0.53%	1.29%
3/31/2021		$11.69	0.27	7.95	8.22	(0.29)	—	(0.29)		$19.62	70.87%	$8,169,623	0.55%	0.54%	0.54%	1.64%
3/31/2020		$14.81	0.42	(2.72)	(2.30)	(0.43)	(0.39)	(0.82)		$11.69	(16.78)%	$4,633,848	0.55%	0.54%	0.54%	2.70%
3/31/2019		$15.16	0.45	1.19	1.64	(0.46)	(1.53)	(1.99)		$14.81	11.78%	$4,577,386	0.56%	0.55%	0.55%	2.99%
3/31/2018		$14.76	0.35	1.46	1.81	(0.35)	(1.06)	(1.41)		$15.16	12.40%	$4,013,700	0.55%	0.54%	0.54%	2.17%

DoubleLine Shiller Enhanced CAPE® - Class N:
9/30/2022	(d)	$16.78	0.20	(4.01)	(3.81)	(0.20)	—	(0.20)		$12.77	(22.81)%	$339,111	0.80%	0.80%	0.80%	2.62%
3/31/2022		$19.61	0.21	1.99	2.20	(0.24)	(4.79)	(5.03)		$16.78	10.69%	$566,561	0.79%	0.78%	0.78%	1.03%
3/31/2021		$11.68	0.24	7.93	8.17	(0.24)	—	(0.24)		$19.61	70.45%	$705,156	0.80%	0.79%	0.79%	1.56%
3/31/2020		$14.80	0.38	(2.72)	(2.34)	(0.39)	(0.39)	(0.78)		$11.68	(17.00)%	$1,246,723	0.80%	0.79%	0.79%	2.46%
3/31/2019		$15.14	0.42	1.19	1.61	(0.42)	(1.53)	(1.95)		$14.80	11.59%	$1,236,075	0.81%	0.80%	0.80%	2.75%
3/31/2018		$14.75	0.30	1.46	1.76	(0.31)	(1.06)	(1.37)		$15.14	12.06%	$1,042,563	0.80%	0.79%	0.79%	1.91%

DoubleLine Shiller Enhanced CAPE® - Class R6:
9/30/2022	(d)	$16.80	0.22	(4.00)	(3.78)	(0.23)	—	(0.23)		$12.79	(22.66)%	$12,253	0.50%	0.50%	0.50%	2.94%
3/31/2022		$19.62	0.27	2.01	2.28	(0.31)	(4.79)	(5.10)		$16.80	11.07%	$15,398	0.49%	0.49%	0.49%	1.35%
3/31/2021		$11.70	0.27	7.95	8.22	(0.30)	—	(0.30)		$19.62	70.82%	$12,333	0.51%	0.51%	0.51%	1.47%
3/31/2020	(e)	$15.69	0.27	(3.59)	(3.32)	(0.28)	(0.39)	(0.67)		$11.70	(22.15)%	$124	0.49%	0.48%	0.48%	2.60%

											For the Period Ended
											9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)									43%		110%	69%	62%	55%	60%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Flexible Income Fund - Class I:
9/30/2022	(d)	$9.21	0.20	(0.80)	(0.60)	(0.20)	—	(0.20)		$8.41	(6.61)%	$749,587	0.74%	0.74%	0.74%	4.44%
3/31/2022		$9.65	0.35	(0.43)	(0.08)	(0.36)	—	(0.36)		$9.21	(0.91)%	$971,543	0.73%	0.71%	0.71%	3.65%
3/31/2021		$8.40	0.35	1.28	1.63	(0.38)	—	(0.38)		$9.65	19.59%	$1,086,763	0.76%	0.73%	0.73%	3.71%
3/31/2020		$9.65	0.39	(1.22)	(0.83)	(0.42)	—	(0.42)		$8.40	(9.06)%	$874,594	0.73%	0.69%	0.69%	4.12%
3/31/2019		$9.81	0.42	(0.14)	0.28	(0.44)	—	(0.44)		$9.65	2.95%	$1,088,368	0.74%	0.72%	0.72%	4.26%
3/31/2018		$9.82	0.35	0.03	0.38	(0.39)	—	(0.39)		$9.81	3.94%	$1,007,491	0.76%	0.74%	0.77%	3.61%

DoubleLine Flexible Income Fund - Class N:
9/30/2022	(d)	$9.20	0.19	(0.81)	(0.62)	(0.18)	—	(0.18)		$8.40	(6.75)%	$81,849	0.99%	0.99%	0.99%	4.18%
3/31/2022		$9.65	0.33	(0.44)	(0.11)	(0.34)	—	(0.34)		$9.20	(1.26)%	$142,205	0.98%	0.96%	0.96%	3.39%
3/31/2021		$8.39	0.32	1.29	1.61	(0.35)	—	(0.35)		$9.65	19.43%	$155,408	1.01%	0.97%	0.97%	3.49%
3/31/2020		$9.64	0.37	(1.22)	(0.85)	(0.40)	—	(0.40)		$8.39	(9.30)%	$230,033	0.98%	0.94%	0.94%	3.83%
3/31/2019		$9.81	0.39	(0.14)	0.25	(0.42)	—	(0.42)		$9.64	2.59%	$207,491	0.99%	0.97%	0.97%	4.01%
3/31/2018		$9.82	0.33	0.03	0.36	(0.37)	—	(0.37)		$9.81	3.69%	$195,093	1.01%	0.99%	1.02%	3.36%

DoubleLine Flexible Income Fund - Class R6:
9/30/2022	(d)	$9.21	0.20	(0.80)	(0.60)	(0.20)	—	(0.20)		$8.41	(6.59)%	$130,202	0.70%	0.70%	0.70%	4.52%
3/31/2022		$9.66	0.34	(0.43)	(0.09)	(0.36)	—	(0.36)		$9.21	(0.98)%	$112,378	0.70%	0.68%	0.68%	3.55%
3/31/2021		$8.40	0.32	1.32	1.64	(0.38)	—	(0.38)		$9.66	19.78%	$758	0.72%	0.70%	0.70%	3.42%
3/31/2020	(e)	$9.74	0.25	(1.32)	(1.07)	(0.27)	—	(0.27)		$8.40	(11.26)%	$89	0.68%	0.65%	0.65%	3.91%

											For the Period Ended
											9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)									5%		41%	46%	41%	44%	41%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class I:
9/30/2022	(d)	$9.40	0.11	(0.56)	(0.45)	(0.11)	—	(0.11)		$8.84	(4.86)%	$232,500	0.68%	0.68%	0.59%	2.38%
3/31/2022		$9.90	0.16	(0.45)	(0.29)	(0.17)	(0.04)	(0.21)		$9.40	(3.00)%	$238,613	0.68%	0.68%	0.59%	1.67%
3/31/2021		$9.36	0.22	0.56	0.78	(0.24)	—	(0.24)		$9.90	8.33%	$215,744	0.66%	0.66%	0.59%	2.21%
3/31/2020		$9.80	0.32	(0.36)	(0.04)	(0.32)	(0.08)	(0.40)		$9.36	(0.62)%	$180,730	0.63%	0.63%	0.59%	3.24%
3/31/2019		$9.70	0.28	0.12	0.40	(0.29)	(0.01)	(0.30)		$9.80	4.22%	$197,585	0.65%	0.65%	0.59%	3.02%
3/31/2018		$9.85	0.24	(0.11)	0.13	(0.26)	(0.02)	(0.28)		$9.70	1.37%	$142,174	0.89%	0.89%	0.59%	2.50%

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class N:
9/30/2022	(d)	$9.41	0.10	(0.57)	(0.47)	(0.09)	—	(0.09)		$8.85	(4.97)%	$18,875	0.93%	0.93%	0.84%	2.12%
3/31/2022		$9.91	0.14	(0.46)	(0.32)	(0.14)	(0.04)	(0.18)		$9.41	(3.24)%	$22,501	0.93%	0.93%	0.84%	1.42%
3/31/2021		$9.38	0.19	0.55	0.74	(0.21)	—	(0.21)		$9.91	7.94%	$25,849	0.91%	0.91%	0.84%	1.95%
3/31/2020		$9.81	0.30	(0.36)	(0.06)	(0.29)	(0.08)	(0.37)		$9.38	(0.77)%	$16,922	0.88%	0.88%	0.84%	3.03%
3/31/2019		$9.71	0.25	0.12	0.37	(0.26)	(0.01)	(0.27)		$9.81	3.93%	$24,075	0.93%	0.93%	0.84%	2.54%
3/31/2018		$9.86	0.22	(0.11)	0.11	(0.24)	(0.02)	(0.26)		$9.71	1.10%	$57,856	1.14%	1.14%	0.84%	2.25%

											For the Period Ended
											9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)									22%		39%	72%	65%	42%	37%

(a) Calculated based on average shares outstanding during the period. (b) Not annualized for periods less than one year. (c) Annualized for periods less than one year. (d) Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Long Duration Total Return Bond Fund - Class I:
9/30/2022	(d)	$8.84	0.12	(1.88)	(1.76)	(0.12)	—	(0.12)		$6.96	(20.03)%	$42,931	0.60%	0.60%	0.50%	3.06%
3/31/2022		$9.37	0.28	(0.53)	(0.25)	(0.28)	—	(0.28)		$8.84	(2.89)%	$54,898	0.54%	0.54%	0.50%	2.87%
3/31/2021		$11.75	0.29	(1.62)	(1.33)	(0.29)	(0.76)	(1.05)		$9.37	(12.24)%	$71,267	0.55%	0.55%	0.51%	2.56%
3/31/2020		$9.88	0.28	2.11	2.39	(0.27)	(0.25)	(0.52)		$11.75	24.85%	$87,469	0.68%	0.68%	0.65%	2.55%
3/31/2019		$9.73	0.29	0.16	0.45	(0.30)	—	(0.30)		$9.88	4.77%	$66,226	0.70%	0.70%	0.65%	3.15%
3/31/2018		$9.79	0.33	(0.06)	0.27	(0.33)	—	(0.33)		$9.73	2.74%	$55,357	0.81%	0.81%	0.65%	3.33%

DoubleLine Long Duration Total Return Bond Fund - Class N:
9/30/2022	(d)	$8.81	0.11	(1.87)	(1.76)	(0.11)	—	(0.11)		$6.94	(20.11)%	$1,549	0.84%	0.84%	0.75%	2.81%
3/31/2022		$9.37	0.25	(0.56)	(0.31)	(0.25)	—	(0.25)		$8.81	(3.48)%	$5,364	0.77%	0.77%	0.75%	2.59%
3/31/2021		$11.74	0.26	(1.61)	(1.35)	(0.26)	(0.76)	(1.02)		$9.37	(12.38)%	$11,234	0.80%	0.80%	0.76%	2.29%
3/31/2020		$9.88	0.24	2.11	2.35	(0.24)	(0.25)	(0.49)		$11.74	24.44%	$20,225	0.93%	0.93%	0.90%	2.31%
3/31/2019		$9.72	0.27	0.16	0.43	(0.27)	—	(0.27)		$9.88	4.61%	$14,317	0.95%	0.95%	0.90%	2.90%
3/31/2018		$9.78	0.30	(0.06)	0.24	(0.30)	—	(0.30)		$9.72	2.48%	$11,016	1.06%	1.06%	0.90%	3.06%

											For the Period Ended
											9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)									114%		95%	89%	40%	25%	33%

(a) Calculated based on average shares outstanding during the period. (b) Not annualized for periods less than one year. (c) Annualized for periods less than one year. (d) Unaudited.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	125

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Strategic Commodity Fund (Consolidated) - Class I:
9/30/2022(d)	$12.56	0.01	(1.96)	(1.95)	—	—		—	$10.61	(15.53)%	$178,871	1.01%	1.01%	1.01%	0.18%
3/31/2022	$9.61	(0.11)	4.41	4.30	(1.35)	—		(1.35)	$12.56	48.24%	$223,799	1.04%	1.04%	1.10%	(0.97)%
3/31/2021	$6.91	(0.05)	2.75	2.70	—	—		—	$9.61	39.07%	$151,565	1.14%	1.14%	1.10%	(0.66)%
3/31/2020	$9.72	0.07	(2.78)	(2.71)	(0.10)	—		(0.10)	$6.91	(28.25)%	$116,739	1.09%	1.09%	1.10%	1.00%
3/31/2019	$10.11	0.12	(0.40)	(0.28)	(0.11)	—		(0.11)	$9.72	(2.59)%	$444,918	1.02%	1.02%	1.10%	1.14%
3/31/2018	$9.33	0.04	1.27	1.31	(0.53)	—	(e)	(0.53)	$10.11	14.03%	$213,752	1.16%	1.16%	1.10%	0.33%

DoubleLine Strategic Commodity Fund (Consolidated) - Class N:
9/30/2022(d)	$12.42	—	(1.93)	(1.93)	—	—		—	$10.49	(15.54)%	$18,388	1.26%	1.26%	1.26%	-0.07%
3/31/2022	$9.52	(0.13)	4.35	4.22	(1.32)	—		(1.32)	$12.42	47.78%	$23,906	1.29%	1.29%	1.35%	(1.22)%
3/31/2021	$6.87	(0.07)	2.72	2.65	—	—		—	$9.52	38.57%	$20,205	1.39%	1.39%	1.34%	(0.88)%
3/31/2020	$9.65	0.07	(2.78)	(2.71)	(0.07)	—		(0.07)	$6.87	(28.28)%	$25,421	1.34%	1.34%	1.35%	0.75%
3/31/2019	$10.04	0.09	(0.40)	(0.31)	(0.08)	—		(0.08)	$9.65	(2.97)%	$65,292	1.27%	1.27%	1.35%	0.87%
3/31/2018	$9.28	0.01	1.27	1.28	(0.52)	—	(e)	(0.52)	$10.04	13.79%	$67,838	1.41%	1.41%	1.35%	0.09%

										For the Period Ended
										9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)										0%	0%	0%	0%	0%	0%

(a) Calculated based on average shares outstanding during the period.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) Unaudited.

(e) Less than $0.005 per share.

		Income (Loss) from Investment Operations:			Less Distributions:								Ratios to Average Net Assets:
For the Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Distribution in Excess		Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Global Bond Fund - Class I:
9/30/2022(d)	$9.26	0.04	(1.38)	(1.34)	—	—	—		—	$7.92	(14.47)%	$115,683	0.71%	0.71%	0.70%	0.87%
3/31/2022	$10.21	0.04	(0.88)	(0.84)	(0.03)	(0.08)	—	(e)	(0.11)	$9.26	(8.29)%	$276,559	0.56%	0.56%	0.56%	0.37%
3/31/2021	$10.21	0.05	0.12	0.17	—	(0.17)	—		(0.17)	$10.21	1.59%	$787,064	0.55%	0.55%	0.55%	0.50%
3/31/2020	$10.28	0.15	(0.10)	0.05	(0.12)	— (e)	—		(0.12)	$10.21	0.43%	$1,217,100	0.55%	0.55%	0.55%	1.34%
3/31/2019	$10.71	0.12	(0.42)	(0.30)	(0.13)	—	—		(0.13)	$10.28	(2.80)%	$1,053,218	0.55%	0.55%	0.55%	1.22%
3/31/2018	$10.04	0.09	0.72	0.81	(0.14)	—	—		(0.14)	$10.71	7.96%	$663,208	0.56%	0.56%	0.56%	0.82%

DoubleLine Global Bond Fund - Class N:
9/30/2022(d)	$9.23	0.03	(1.38)	(1.35)	—	—	—		—	$7.88	(14.63)%	$282	0.97%	0.97%	0.95%	0.63%
3/31/2022	$10.18	0.01	(0.87)	(0.86)	(0.01)	(0.08)	—	(e)	(0.09)	$9.23	(8.45)%	$416	0.81%	0.81%	0.81%	0.12%
3/31/2021	$10.21	0.03	0.11	0.14	—	(0.17)	—		(0.17)	$10.18	1.30%	$815	0.80%	0.80%	0.80%	0.29%
3/31/2020	$10.26	0.12	(0.10)	0.02	(0.07)	— (e)	—		(0.07)	$10.21	0.23%	$2,407	0.80%	0.80%	0.80%	1.13%
3/31/2019	$10.69	0.09	(0.42)	(0.33)	(0.10)	—	—		(0.10)	$10.26	(3.08)%	$16,728	0.80%	0.80%	0.80%	0.89%
3/31/2018	$10.02	0.06	0.72	0.78	(0.11)	—	—		(0.11)	$10.69	7.77%	$29,544	0.81%	0.81%	0.81%	0.57%

											For the Period Ended
											9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)											33%	83%	63%	21%	24%	16%

(a) Calculated based on average shares outstanding during the period.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) Unaudited.

(e) Less than $0.005 per share.

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Infrastructure Income Fund - Class I:
9/30/2022(d)	$9.67	0.13	(0.89)	(0.76)	(0.13)	—	(0.13)	$8.78	(7.96)%	$392,501	0.57%	0.57%	0.57%	2.87%
3/31/2022	$10.46	0.27	(0.71)	(0.44)	(0.28)	(0.07)	(0.35)	$9.67	(4.39)%	$521,889	0.57%	0.57%	0.57%	2.63%
3/31/2021	$9.56	0.29	0.92	1.21	(0.31)	—	(0.31)	$10.46	12.73%	$566,994	0.56%	0.56%	0.56%	2.82%
3/31/2020	$10.11	0.33	(0.54)	(0.21)	(0.34)	—	(0.34)	$9.56	(2.32)%	$503,146	0.56%	0.56%	0.56%	3.19%
3/31/2019	$10.00	0.32	0.11	0.43	(0.32)	— (e)	(0.32)	$10.11	4.47%	$535,621	0.58%	0.58%	0.58%	3.30%
3/31/2018	$10.07	0.30	(0.03)	0.27	(0.33)	(0.01)	(0.34)	$10.00	2.67%	$532,404	0.57%	0.57%	0.57%	3.18%

DoubleLine Infrastructure Income Fund - Class N:
9/30/2022(d)	$9.68	0.12	(0.90)	(0.78)	(0.11)	—	(0.11)	$8.79	(8.08)%	$623	0.82%	0.82%	0.82%	2.61%
3/31/2022	$10.46	0.25	(0.71)	(0.46)	(0.25)	(0.07)	(0.32)	$9.68	(4.60)%	$1,794	0.82%	0.82%	0.82%	2.38%
3/31/2021	$9.56	0.27	0.92	1.19	(0.29)	—	(0.29)	$10.46	12.45%	$9,700	0.81%	0.81%	0.81%	2.58%
3/31/2020	$10.11	0.30	(0.54)	(0.24)	(0.31)	—	(0.31)	$9.56	(2.55)%	$9,784	0.81%	0.81%	0.81%	2.93%
3/31/2019	$10.00	0.30	0.11	0.41	(0.30)	— (e)	(0.30)	$10.11	4.17%	$2,672	0.83%	0.83%	0.83%	3.00%
3/31/2018	$10.06	0.29	(0.03)	0.26	(0.31)	(0.01)	(0.32)	$10.00	2.54%	$19,379	0.82%	0.82%	0.82%	2.86%

									For the Year or Period Ended
									9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)									0%	23%	39%	10%	15%	29%

(a) Calculated based on average shares outstanding during the period.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) Unaudited.

(e) Less than $0.005 per share.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Shiller Enhanced International CAPE® - Class I:
9/30/2022(d)	$13.07	0.23	(3.43)	(3.20)	(0.24)	—	(0.24)	$9.63	(24.73)%	$41,294	0.91%	0.87%	0.61%	3.84%
3/31/2022	$12.75	0.26	0.39	0.65	(0.33)	—	(0.33)	$13.07	5.05%	$94,443	0.79%	0.75%	0.61%	1.91%
3/31/2021	$7.88	0.21	4.88	5.09	(0.22)	—	(0.22)	$12.75	65.24%	$40,292	0.93%	0.91%	0.62%	1.96%
3/31/2020	$10.17	0.29	(2.29)	(2.00)	(0.29)	—	(0.29)	$7.88	(20.29)%	$27,523	0.80%	0.77%	0.62%	2.84%
3/31/2019	$11.24	0.34	(0.52)	(0.18)	(0.43)	(0.46)	(0.89)	$10.17	(1.13)%	$42,621	0.96%	0.91%	0.60%	3.25%
3/31/2018	$10.86	0.22	0.86	1.08	(0.35)	(0.35)	(0.70)	$11.24	9.92%	$78,162	1.04%	1.02%	0.63%	1.79%

DoubleLine Shiller Enhanced International CAPE® - Class N:
9/30/2022(d)	$13.07	0.21	(3.43)	(3.22)	(0.22)	—	(0.22)	$9.63	(24.83)%	$4,093	1.16%	1.12%	0.86%	3.66%
3/31/2022	$12.76	0.22	0.39	0.61	(0.30)	—	(0.30)	$13.07	4.70%	$6,011	1.03%	0.99%	0.86%	1.59%
3/31/2021	$7.88	0.19	4.88	5.07	(0.19)	—	(0.19)	$12.76	64.90%	$6,002	1.18%	1.16%	0.87%	1.85%
3/31/2020	$10.17	0.27	(2.29)	(2.02)	(0.27)	—	(0.27)	$7.88	(20.50)%	$13,044	1.05%	1.02%	0.87%	2.61%
3/31/2019	$11.23	0.32	(0.52)	(0.20)	(0.40)	(0.46)	(0.86)	$10.17	(1.29)%	$19,953	1.20%	1.15%	0.85%	3.03%
3/31/2018	$10.86	0.18	0.86	1.04	(0.32)	(0.35)	(0.67)	$11.23	9.56%	$29,160	1.29%	1.27%	0.87%	1.52%

									For the Year or Period Ended
									9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)									54%	125%	97%	48%	72%	69%

(a) Calculated based on average shares outstanding during the period.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) Unaudited.

(e) Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	127

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Real Estate and Income Fund - Class I:
9/30/2022(d)	$13.58	0.13	(3.58)	(3.45)	(0.13)	—	(0.13)	$10.00	(25.53)%	$8,604	2.15%	2.15%	0.65%	2.09%
3/31/2022	$11.44	0.13	2.70	2.83	(0.13)	(0.56)	(0.69)	$13.58	24.60%	$14,666	1.71%	1.71%	0.65%	0.95%
3/31/2021	$8.51	0.16	2.97	3.13	(0.20)	—	(0.20)	$11.44	37.15%	$13,527	0.65%	0.65%	0.63%	1.60%
3/31/2020	$11.30	0.25	(2.65)	(2.40)	(0.28)	(0.11)	(0.39)	$8.51	(22.08)%	$94,289	0.86%	0.85%	0.62%	2.29%
3/31/2019(e)	$10.00	0.10	1.26	1.36	(0.06)	—	(0.06)	$11.30	13.69%	$121,180	1.46%	1.42%	0.61%	3.00%

DoubleLine Real Estate and Income Fund - Class N:
9/30/2022(d)	$13.62	0.11	(3.59)	(3.48)	(0.11)	—	(0.11)	$10.03	(25.63)%	$1,436	2.40%	2.40%	0.90%	1.87%
3/31/2022	$11.47	0.09	2.72	2.81	(0.10)	(0.56)	(0.66)	$13.62	24.31%	$2,178	1.94%	1.94%	0.90%	0.70%
3/31/2021	$8.51	0.13	3.00	3.13	(0.17)	—	(0.17)	$11.47	37.12%	$1,636	0.97%	0.97%	0.88%	1.28%
3/31/2020	$11.29	0.24	(2.65)	(2.41)	(0.26)	(0.11)	(0.37)	$8.51	(22.21)%	$3,809	1.11%	1.10%	0.87%	2.03%
3/31/2019(e)	$10.00	0.09	1.26	1.35	(0.06)	—	(0.06)	$11.29	13.53%	$4,369	1.67%	1.62%	0.87%	2.79%

										For the Year or Period Ended
										9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes(b)										62%	201%	157%	100%	70%

(a) Calculated based on average shares outstanding during the period.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) Unaudited.

(e) Commenced operations on December 17, 2018. Total return is based on operations for a period that is less than a year.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Emerging Markets Local Currency Bond Fund - Class I:
9/30/2022(d)	$8.91	0.17	(1.25)	(1.08)	(0.16)	—	(0.16)	$7.67	(12.11)%	$8,118	2.64%	2.64%	0.90%	4.14%
3/31/2022	$9.38	0.32	(0.68)	(0.36)	(0.11)	—	(0.11)	$8.91	(3.90)%	$9,238	2.75%	2.75%	0.90%	3.51%
3/31/2021	$8.64	0.30	0.61	0.91	(0.17)	—	(0.17)	$9.38	10.60%	$9,604	2.57%	2.57%	0.90%	3.11%
3/31/2020(e)	$10.00	0.25	(1.49)	(1.24)	(0.12)	—	(0.12)	$8.64	(12.52)%	$8,664	6.23%	6.23%	0.90%	3.45%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N:
9/30/2022(d)	$8.90	0.16	(1.24)	(1.08)	(0.15)	—	(0.15)	$7.67	(12.12)%	$131	2.89%	2.89%	1.15%	3.89%
3/31/2022	$9.37	0.30	(0.68)	(0.38)	(0.09)	—	(0.09)	$8.90	(4.08)%	$127	2.90%	2.90%	1.15%	3.27%
3/31/2021	$8.64	0.27	0.61	0.88	(0.15)	—	(0.15)	$9.37	10.24%	$96	2.82%	2.82%	1.15%	2.86%
3/31/2020(e)	$10.00	0.23	(1.49)	(1.26)	(0.10)	—	(0.10)	$8.64	(12.69)%	$87	6.48%	6.48%	1.15%	3.19%

											For the Year or Period Ended
											9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020
Portfolio turnover rate for all share classes(b)											0%	36%	20%	13%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commenced operations on June 28, 2019. Total return is based on operations for a period that is less than a year.

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Distribution in Excess	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Income Fund - Class I:
9/30/2022(d)	$8.62	0.23	(0.92)	(0.69)	(0.20)	—	—	(0.20)	$7.73	(8.08)%	$53,982	0.81%	0.81%	0.65%	5.44%
3/31/2022	$9.28	0.42	(0.63)	(0.21)	(0.44)	—	(0.01)	(0.45)	$8.62	(2.42)%	$89,732	0.72%	0.72%	0.65%	4.55%
3/31/2021	$8.05	0.36	1.20	1.56	(0.33)	—	—	(0.33)	$9.28	19.70%	$136,369	0.74%	0.74%	0.65%	4.07%
3/31/2020(e)	$10.00	0.24	(1.94)	(1.70)	(0.25)	—	—	(0.25)	$8.05	(17.35)%	$69,580	1.13%	1.13%	0.65%	4.07%

DoubleLine Income Fund - Class N:
9/30/2022(d)	$8.63	0.22	(0.92)	(0.70)	(0.19)	—	—	(0.19)	$7.74	(8.21)%	$5,720	1.06%	1.06%	0.90%	5.20%
3/31/2022	$9.30	0.39	(0.63)	(0.24)	(0.42)	—	(0.01)	(0.43)	$8.63	(2.75)%	$12,838	1.03%	1.03%	0.90%	4.30%
3/31/2021	$8.05	0.34	1.22	1.56	(0.31)	—	—	(0.31)	$9.30	19.67%	$2,676	0.99%	0.99%	0.90%	3.84%
3/31/2020(e)	$10.00	0.23	(1.94)	(1.71)	(0.24)	—	—	(0.24)	$8.05	(17.46)%	$592	1.26%	1.26%	0.90%	4.13%

												For the Year or Period Ended
												9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020
Portfolio turnover rate for all share classes(b)												5%	14%	30%	33%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commenced of operations on September 3, 2019. Total return is based on operations for a period that is less than a year.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I:
9/30/2022(d)	$10.56	0.11	(0.15)	(0.04)	(1.44)	—	(1.44)	$9.08	(0.48)%	$14,700	2.30%	2.04%	0.39%	2.26%
3/31/2022	$9.87	0.17	0.73	0.90	(0.20)	(0.01)	(0.21)	$10.56	9.12%	$13,761	5.51%	5.21%	0.35%	1.68%
3/31/2021(e)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.15)%	$10,547	11.70%	11.39%	0.34%	1.61%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N:
9/30/2022(d)	$10.56	0.11	(0.16)	(0.05)	(1.43)	—	(1.43)	$9.08	(0.60)%	$731	2.55%	2.29%	0.64%	2.22%
3/31/2022	$9.87	0.14	0.73	0.87	(0.17)	(0.01)	(0.18)	$10.56	8.85%	$205	6.04%	5.74%	0.60%	1.33%
3/31/2021(e)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.17)%	$130	12.06%	11.75%	0.58%	1.52%

												For the Year or Period Ended
												9/30/2022(d)	3/31/2022	3/31/2021
Portfolio turnover rate for all share classes(b)												82%	183%	0%

(a) Calculated based on average shares outstanding during the period.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) Unaudited.

(e) Commenced operations on February 26, 2021. Total return is based on operations for a period that is less than one year.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	129

Notes to Financial Statements	(Unaudited) September 30, 2022

1.   Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 19 funds, the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Income Fund and DoubleLine Multi-Asset Trend Fund (each, a “Fund” and, collectively, the “Funds”), along with the DoubleLine Selective Credit Fund. For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate semi-annual report.

Each Fund is classified as a diversified fund under the 1940 Act, except the DoubleLine Global Bond Fund and DoubleLine Emerging Markets Local Currency Bond Fund, which are classified as non-diversified funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and dates each share class commenced operations are as follows:

Commencement of Operations

Fund Name	Investment Objective	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—	7/31/2019

DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—	7/31/2019

DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010	—

DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—	7/31/2019

DoubleLine Floating Rate Fund	Seek a high level of current income	2/1/2013	2/1/2013	—	—

DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	10/31/2013	10/31/2013	—	7/31/2019

DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—	7/31/2019

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—	—

DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—	—

DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—	—

DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—	—

DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—	—

DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—	—

DoubleLine Real Estate and Income Fund	Seek total return (capital appreciation and current income) which exceeds the total return of its benchmark index over a full market cycle	12/17/2018	12/17/2018	—	—

DoubleLine Emerging Markets Local Currency Bond Fund	Seek high total return from current income and capital appreciation	6/28/2019	6/28/2019	—	—

DoubleLine Income Fund	Maximize total return through investment principally in income-producing securities	9/3/2019	9/3/2019	—	—

DoubleLine Multi-Asset Trend Fund (Consolidated)	Seek total return (capital appreciation and current income) which exceeds the total return of its benchmark index over a full market cycle	2/26/2021	2/26/2021	—	—

The fiscal year end for the Funds is March 31, and the period covered by these financial statements is for the six months ended September 30, 2022 (the “period end”).

130	DoubleLine Funds Trust

(Unaudited) September 30, 2022

2.   Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, Financial Services— Investment Companies, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating each Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated its primary

Semi-Annual Report	|	September 30, 2022	131

Notes to Financial Statements (Cont.)

investment adviser, either DoubleLine Capital LP (“DoubleLine Capital”) or DoubleLine Alternatives LP (“DoubleLine Alternatives”) (each, an “Adviser” and, collectively, the “Advisers”), as applicable, as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by a Valuation Designee in accordance with Rule 2a-5. Each Adviser, as Valuation Designee, is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of September 30, 2022:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Investments in Securities

Level 1

Short Term Investments	$476,161,075	$90,088,158	$86	$5,143,581	$120,761,685	$22,418,847

Affiliated Mutual Funds	—	444,485,009	—	3,898,871	—	—

Common Stocks	—	1,325,644	1,294,779	—	506,175	—

Warrants	—	7,804	—	—	—	—

Exchange Traded Funds	—	—	—	2,594,371	—	—

Real Estate Investment Trusts	—	—	—	564,720	—	—

Total Level 1	476,161,075	535,906,615	1,294,865	12,201,543	121,267,860	22,418,847

Level 2

US Government and Agency Mortgage Backed Obligations	15,129,165,585	1,282,613,158	—	1,691,098	191,932,677	—

Non-Agency Residential Collateralized Mortgage Obligations	9,602,714,759	972,910,859	—	4,649,009	951,210,132	—

Non-Agency Commercial Mortgage Backed Obligations	3,258,851,289	506,930,496	—	—	931,604,607	1,388,691

US Government and Agency Obligations	3,003,819,061	1,436,683,863	—	—	1,141,298,909	—

Asset Backed Obligations	1,859,407,282	341,961,497	—	—	429,330,486	—

Collateralized Loan Obligations	1,333,544,171	334,862,528	—	—	1,035,768,724	3,842,189

US Corporate Bonds	—	1,198,644,050	—	—	414,704,646	9,668,304

Foreign Corporate Bonds	—	508,453,213	346,977,090	—	650,246,439	632,240

Bank Loans	—	296,764,925	—	—	351,601,685	229,102,684

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	110,839,745	157,392,985	—	75,042,140	—

Short Term Investments	—	6,126,598	—	4,691,260	268,055,062	—

Municipal Bonds	—	5,527,884	—	—	—	—

Common Stocks	—	19,985	—	—	—	16,129

Escrow Notes	—	5,297	—	—	—	—

Total Level 2	34,187,502,147	7,002,344,098	504,370,075	11,031,367	6,440,795,507	244,650,237

Level 3

Asset Backed Obligations	64,836,525	7,129,646	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	60,842,061	132,632	—	—	—	—

Collateralized Loan Obligations	505,065	—	—	50,000	—	—

Common Stocks	—	1,913,459	—	—	—	1,068,425

Bank Loans	—	492,643	—	—	—	394,499

Rights	—	17,848	—	—	—	—

Escrow Notes	—	—	—	—	—	—

Foreign Corporate Bonds	—	—	—	—	—	—

Warrants	—	—	—	—	—	—

Total Level 3	126,183,651	9,686,228	—	50,000	—	1,462,924

Total	$34,789,846,873	$7,547,936,941	$505,664,940	$23,282,910	$6,562,063,367	$268,532,008

Other Financial Instruments

Level 1

Futures Contracts	$644,026	$1,104,318	$—	$(1,015,164)	$—	$—

Total Level 1	644,026	1,104,318	—	(1,015,164)	—	—

Level 2

Excess Return Swaps	—	—	—	(27,733)	—	—

Unfunded Loan Commitments	—	(19,993)	—	—	—	(29,578)

Total Level 2	—	(19,993)	—	(27,733)	—	(29,578)

Level 3	—	—	—	—	—	—

Total	$644,026	$1,084,325	$—	$(1,042,897)	$—	$(29,578)

132	DoubleLine Funds Trust

(Unaudited) September 30, 2022

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Investments in Securities

Level 1

Short Term Investments	$32,990,574	$938,124	$6,374,837	$3,769,280	$15,313,710	$6,617,433

Common Stocks	—	31,551	120,399	—	—	—

Warrants	—	879	—	—	—	—

Total Level 1	32,990,574	970,554	6,495,236	3,769,280	15,313,710	6,617,433

Level 2

US Government and Agency Obligations	1,296,066,396	—	—	7,550,027	—	41,556,216

Collateralized Loan Obligations	1,197,780,851	205,952,557	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	881,494,596	196,713,060	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	774,014,764	133,945,673	—	—	—	—

Bank Loans	480,959,088	86,085,471	—	—	—	—

Asset Backed Obligations	461,433,440	43,191,743	—	—	—	—

Foreign Corporate Bonds	430,510,673	60,125,339	204,228,356	—	—	—

US Corporate Bonds	409,165,352	48,334,986	—	—	—	—

Short Term Investments	187,516,822	41,998,808	—	—	191,675,214	—

US Government and Agency Mortgage Backed Obligations	150,752,968	79,754,710	—	33,541,547	—	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	33,008,997	23,734,200	38,881,056	—	—	65,804,598

Common Stocks	19,741	4,544	—	—	—	—

Escrow Notes	—	1,250	—	—	—	—

Total Level 2	6,302,723,688	919,842,341	243,109,412	41,091,574	191,675,214	107,360,814

Level 3

Non-Agency Commercial Mortgage Backed Obligations	5,226,397	991,476	—	—	—	—

Common Stocks	1,088,205	414,476	—	—	—	—

Asset Backed Obligations	—	14,508,802	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	—	7,588,586	—	—	—	—

Bank Loans	—	107,719	—	—	—	—

Collateralized Loan Obligations	—	72,152	—	—	—	—

Rights	—	4,278	—	—	—	—

Escrow Notes	—	—	—	—	—	—

Foreign Corporate Bonds	—	—	—	—	—	—

Warrants	—	—	—	—	—	—

Total Level 3	6,314,602	23,687,489	—	—	—	—

Total	$6,342,028,864	$944,500,384	$249,604,648	$44,860,854	$206,988,924	$113,978,247

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$(721,961)	—	$—

Total Level 1	—	—	—	(721,961)	—	—

Level 2

Excess Return Swaps	(1,064,993,888)	—	—	—	(9,574,786)	—

Forward Currency Exchange Contracts	—	—	—	—	—	32,607

Unfunded Loan Commitments	—	(12,541)	—	—	—	—

Total Level 2	(1,064,993,888)	(12,541)	—	—	(9,574,786)	32,607

Level 3	—	—	—	—		—

Total	$(1,064,993,888)	$(12,541)	$—	$(721,961)	$(9,574,786)	$32,607

Semi-Annual Report	|	September 30, 2022	133

Notes to Financial Statements (Cont.)

Category	DoubleLine Infrastructure Income Fund	DoubleLine Shiller Enhanced International CAPE®	Doubleline Real Estate and Income Fund	Doubleline Emerging Markets Local Currency Bond Fund	Doubleline Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Investments in Securities

Level 1

Short Term Investments	$5,588,628	$3,676,251	$1,493,043	$428,422	$3,379,620	$1,592,252

Affiliated Mutual Funds	—	4,163,152	—	—	—	9,720,185

Total Level 1	5,588,628	7,839,403	1,493,043	428,422	3,379,620	11,312,437

Level 2

Asset Backed Obligations	191,028,449	2,670,813	—	—	2,780,489	—

US Corporate Bonds	137,263,720	3,911,115	2,784,560	—	—	—

Foreign Corporate Bonds	53,661,871	3,383,222	560,684	1,288,569	—	—

US Government and Agency Obligations	—	11,311,336	2,442,193	—	4,342,031	2,813,146

Collateralized Loan Obligations	—	9,161,769	2,712,855	—	11,584,305	—

Non-Agency Residential Collateralized Mortgage Obligations	—	7,199,897	—	—	14,188,975	—

Non-Agency Commercial Mortgage Backed Obligations	—	6,425,602	2,115,321	—	12,762,779	—

Short Term Investments	—	2,782,076	693,026	—	—	985,976

US Government and Agency Mortgage Backed Obligations	—	1,187,379	—	—	3,785,856	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	172,678	—	6,450,164	—	—

Total Level 2	381,954,040	48,205,887	11,308,639	7,738,733	49,444,435	3,799,122

Level 3

Foreign Corporate Bonds	2,118,415	—	—	—	—	—

Asset Backed Obligations	—	—	—	—	6,288,827	—

Total Level 3	2,118,415	—	—	—	6,288,827	—

Total	$389,661,083	$56,045,290	$12,801,682	$8,167,155	$59,112,882	$15,111,559

Other Financial Instruments

Level 1	$—	$—	$—	$—	$—	$—

Level 2

Excess Return Swaps	—	(4,775,254)	(1,923,759)	—	—	266,451

Forward Currency Exchange Contracts	—	(6,081,774)	—	—	—	—

Total Level 2	—	(10,857,028)	(1,923,759)	—	—	266,451

Level 3	—	—	—	—	—	—

Total	$—	$(10,857,028)	$(1,923,759)	$—	$—	$266,451

See the Schedules of Investments for further disaggregation of investment categories.

134	DoubleLine Funds Trust

(Unaudited) September 30, 2022

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2022	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 9/30/2022	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2022(c)
Investments in Securities
Asset Backed Obligations	$18,148,394	$(404,145)	$(2,155,724)	$—	$533,125	$(1,612,848)	$—	$—	$14,508,802	$(2,103,232)
Non-Agency Residential Collateralized Mortgage Obligations	8,647,146	65,047	(504,924)	66,429	—	(685,112)	—	—	7,588,586	(461,002)
Non-Agency Commercial Mortgage Backed Obligations	1,134,911	2,051	(80,194)	4,439	—	(69,731)	—	—	991,476	(91,053)
Common Stocks	502,597	—	(88,121)	—	—	—	—	—	414,476	(88,121)
Bank Loans	108,383	226	(2,366)	2,140	—	(664)	—	—	107,719	(2,131)
Collateralized Loan Obligations	73,653	—	(9,435)	586	7,348	—	—	—	72,152	(4,124)
Rights	—	—	4,278	—	—	—	—	—	4,278	—
Warrants	1,287	—	(1,287)	—	—	—	—	—	—	—
Escrow Notes	—	—	—	—	—	—	—	—	—	—
Foreign Corporate Bonds	—	—	—	—	—	—	—	—	—	—
Total	$28,616,371	$(336,821)	$(2,837,773)	$73,594	$540,473	$(2,368,355)	$—	$—	$23,687,489	$(2,749,663)

DoubleLine Income Fund	Fair Value as of 3/31/2022	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 9/30/2022	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2022(c)
Investments in Securities
Asset Backed Obligations	$7,811,068	$(131,791)	$(998,442)	$(549)	$203,315	$(594,774)	$—	$—	$6,288,827	$(943,329)
Non-Agency Commercial Mortgage Backed Obligations	1,157,833	(97,758)	149,266	5,659	—	(1,215,000)	—	—	—	—
Total	$8,968,901	$(229,549)	$(849,176)	$5,110	$203,315	$(1,809,774)	$—	$—	$6,288,827	$(943,329)

(a)	Purchases include all purchases of securities, payups and corporate actions.
(b)	Sales include all sales of securities, maturities, and paydowns.
(c)

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at September 30, 2022 may be due to a security that was not held or categorized as Level 3 at either period end.

(a)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

Semi-Annual Report	|	September 30, 2022	135

Notes to Financial Statements (Cont.)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Flexible Income Fund	Fair Value as of 9/30/2022	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$14,508,802	Market Comparables	Market Quotes	$59.86-$120.01 ($72.65)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Residential Collateralized Mortgage Obligations	$7,588,586	Market Comparables	Market Quotes	$91.67 ($91.67)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$991,476	Market Comparables	Market Quotes	$74.83 ($74.83)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$414,476	Market Comparables	Market Quotes	$0.03 -$28.00 ($20.35)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$107,719	Market Comparables	Market Quotes	$100.00 ($100.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$72,152	Market Comparables	Market Quotes	$25.75 ($25.75)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Rights	$4,278	Intrinsic Value	Asset Sale Proceeds	$5.50-$6.00 ($5.76)	Significant changes in asset sale proceeds would have resulted in direct changes in fair value of the security

Warrants

	$—	Intrinsic Value	Underlying Equity Price	$0.00 ($0.00)	Significant changes in the Underlying Equity Price would have resulted in direct changes in the fair value of the security

Escrow Notes	$—	Income Approach	Expected Value	$0.00 ($0.00)	Significant changes in the expected value would have resulted in direct changes in the fair value of the security

Foreign Corporate Bonds	$—	Market Comparables	EBITDA Multiples	$0.00 ($0.00)	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security

DoubleLine Income Fund	Fair Value as of 9/30/2022	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$6,288,827	Market Comparables	Market Quotes	$59.79-$7,027.83 ($1,369.40)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. U.S. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. Therefore, no provision for U.S. federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2019-2021 (Federal) and 2018-2021 (CA/DE) for the Funds, are those that are open for exam by taxing authorities to the extent that each Fund operated within those respective tax years. As of September 30, 2022, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended March 31, 2022. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of Florida. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

136	DoubleLine Funds Trust

(Unaudited) September 30, 2022

Each Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses), attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. As of September 30, 2022, the below Funds had the following unfunded positions.

Semi-Annual Report	|	September 30, 2022	137

Notes to Financial Statements (Cont.)

DoubleLine Core Fixed Income Fund

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Bright Bidco B.V.	$40,218	$40,218	$40,218	$—

Osmosis Buyer Limited	75,000	74,438	69,961	(4,477)

Pediatric Associates Holding Company LLC	92,105	91,645	88,882	(2,763)

TGP Holdings III LLC	36,496	36,313	29,066	(7,247)

The Hillman Group, Inc.	111,021	110,743	106,330	(4,413)

Trident TPI Holdings, Inc.	14,325	14,290	13,607	(683)

VT Topco, Inc.	10,360	10,304	9,894	(410)

		$377,951	$357,958	$(19,993)

DoubleLine Floating Rate Fund

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Aveanna Healthcare LLC	$70,661	$70,484	$57,103	$(13,381)

Pediatric Associates Holding Company LLC	61,842	61,533	59,678	(1,855)

TGP Holdings III LLC	23,438	23,438	18,667	(4,771)

The Hillman Group, Inc.	142,942	142,816	136,902	(5,914)

Trident TPI Holdings, Inc.	9,242	9,219	8,779	(440)

VT Topco, Inc.	5,826	5,796	5,563	(233)

Osmosis Buyer Limited	50,000	49,625	46,641	(2,984)

Bright Bidco B.V.	24,528	24,528	24,528	—

		$387,439	$357,861	$(29,578)

DoubleLine Flexible Income Fund

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Aveanna Healthcare LLC	$25,459	$25,406	$20,574	$(4,832)

Bright Bidco B.V.	10,198	10,198	10,198	—

Osmosis Buyer Limited	18,519	18,380	17,274	(1,106)

Pediatric Associates Holding Company LLC	22,697	22,584	21,903	(681)

TGP Holdings III LLC	10,045	10,045	8,000	(2,045)

The Hillman Group, Inc.	51,935	53,327	49,741	(3,586)

Trident TPI Holdings, Inc.	3,928	3,918	3,731	(187)

VT Topco, Inc.	2,614	2,601	2,497	(104)

		$146,459	$133,918	$(12,541)
The Funds are obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Funds maintained with their custodian liquid investments having an aggregate value at least equal to the par value of their respective unfunded loan commitments and bridge loans.

I. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which are currently the subject of litigation. The DoubleLine Multi-Asset Growth Fund previously purchased and sold certain of these general obligation bonds. A plan of adjustment of the Commonwealth was confirmed and, as a result, the litigation concerning the general obligation bonds was dismissed. The order confirming the plan has been appealed and, if the order is modified, stayed, or reversed on appeal, the litigation concerning the general obligation bonds could be reopened. At this time, it is anticipated that a material adverse effect on the DoubleLine Multi-Asset Growth Fund as a result of this litigation is remote. As of the period end, no loss contingency has been recorded in the financial statements.

138	DoubleLine Funds Trust

(Unaudited) September 30, 2022

J. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

K. Basis for Consolidation. The DoubleLine Multi-Asset Growth Fund, DoubleLine Strategic Commodity Fund and DoubleLine Multi-Asset Trend Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund, Ltd., DoubleLine Strategic Commodity, Ltd. and DoubleLine Multi-Asset Trend Fund, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of September 30, 2022, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Multi-Asset Trend Fund (Consolidated)

Commencement of Operations	6/15/2011	5/18/2015	2/26/2021

Fund Net Assets	$22,153,391	$197,259,161	$15,431,060

Subsidiary % of Fund Net Assets	16.37%	21.88%	13.77%

Subsidiary Financial Statement Information

Net Assets	$3,626,876	$43,151,485	$2,125,258

Total Income	22,191	414,361	14,360

Net Realized Gain/(Loss)	73,186	(11,664,813)	(18,879)

L. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3.  Related and Other Party Transactions

The Advisers provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds. On December 11, 2018, DoubleLine Alternatives, the investment adviser of the DoubleLine Real Estate and Income Fund, engaged DoubleLine Capital to serve as sub- adviser to the DoubleLine Real Estate and Income Fund to manage its investment in debt instruments. On February 18, 2021, DoubleLine Alternatives, the investment adviser of the DoubleLine Multi-Asset Trend Fund, engaged DoubleLine Capital to serve as sub-adviser to the DoubleLine Multi-Asset Trend Fund to manage its investment in debt instruments. Effective as of July 29, 2022, DoubleLine Alternatives became the investment adviser to DoubleLine Shiller Enhanced CAPE® and DoubleLine Capital became the sub-adviser to the Fund. Prior to July 29, 2022, DoubleLine Capital was the sole investment adviser to DoubleLine Shiller Enhanced CAPE®.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the applicable Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each

Semi-Annual Report	|	September 30, 2022	139

Notes to Financial Statements (Cont.)

applicable Fund’s expense limitation is expected to apply until at least July 31, 2023. Each applicable expense limitation may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps

	Advisory Fee	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A	N/A

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%	N/A

DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A	0.42%

DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A	N/A

DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A	0.60%

DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A	0.77%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A	N/A

DoubleLine Long Duration Total Return Bond Fund	0.35%	0.50%	0.75%	N/A	N/A

DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A	N/A

DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A	N/A

DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Real Estate and Income Fund	0.45%	0.65%	0.90%	N/A	N/A

DoubleLine Emerging Markets Local Currency Bond Fund	0.75%	0.90%	1.15%	N/A	N/A

DoubleLine Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.50%	0.65%	0.90%	N/A	N/A

Other than as described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived, or the expenses were reimbursed.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,

	2023	2024	2025	2026

DoubleLine Emerging Markets Fixed Income Fund	$—	$—	$—	$169

DoubleLine Multi-Asset Growth Fund (Consolidated)	$70,875	$163,391	$132,394	$79,701

DoubleLine Low Duration Bond Fund	$3	$—	$—	$100

DoubleLine Shiller Enhanced CAPE®	$—	$—	$—	$24

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$91,791	$171,094	$236,853	$117,838

DoubleLine Long Duration Total Return Bond Fund	$31,792	$31,892	$27,645	$26,381

DoubleLine Global Bond Fund	$—	$—	$—	$10,628

DoubleLine Shiller Enhanced International CAPE®	$93,238	$124,784	$120,695	$89,943

DoubleLine Real Estate and Income Fund	$310,642	$32,734	$172,146	$99,876

DoubleLine Emerging Markets Local Currency Bond Fund	$388,277	$161,999	$182,623	$76,724

DoubleLine Income Fund	$219,563	$79,680	$100,221	$67,228

DoubleLine Multi-Asset Trend Fund (Consolidated)	$—	$99,689	$596,575	$127,352

140	DoubleLine Funds Trust

(Unaudited) September 30, 2022

For the period ended September 30, 2022, the Advisers did not recoup any previously waived eligible expenses.

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the period ended September 30, 2022:

DoubleLine Core Fixed Income Fund	$1,291,862

DoubleLine Multi-Asset Growth Fund (Consolidated)	$10,126

DoubleLine Shiller Enhanced International CAPE®	$16,028

DoubleLine Multi-Asset Trend Fund (Consolidated)	$20,139

As of September 30, 2022, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner

DoubleLine Global Bond Fund	78%	DoubleLine Core Fixed Income Fund

DoubleLine Infrastructure Income Fund	81%	DoubleLine Core Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund	78%	DoubleLine Core Fixed Income Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of September 30, 2022:

% Owned

DoubleLine Multi-Asset Growth Fund (Consolidated)	47%

DoubleLine Shiller Enhanced CAPE®	27%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Floating Rate Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. Subject to the exceptions discussed in the Fund’s prospectus, the DoubleLine Floating Rate Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 calendar days of purchase.

Semi-Annual Report	|	September 30, 2022	141

Notes to Financial Statements (Cont.)

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended September 30, 2022 were as follows:

	All Other		U.S. Government[1]

	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds

DoubleLine Total Return Bond Fund	$2,656,454,618	$7,505,908,468	$6,615,852,407	$6,080,842,398

DoubleLine Core Fixed Income Fund	$1,055,306,821	$1,875,718,713	$5,070,449,049	$5,684,245,671

DoubleLine Emerging Markets Fixed Income Fund	$91,168,573	$212,631,765	$—	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$5,290,354	$8,170,434	$—	$—

DoubleLine Low Duration Bond Fund	$370,111,469	$1,277,800,967	$2,028,762,754	$1,876,017,922

DoubleLine Floating Rate Fund	$11,312,453	$102,379,905	$—	$—

Doubleline Shiller Enhanced CAPE®	$330,023,953	$1,553,909,981	$2,652,419,801	$2,843,048,199

DoubleLine Flexible Income Fund	$47,396,068	$168,790,023	$—	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$66,842,682	$55,737,947	$—	$—

DoubleLine Long Duration Total Return Bond Fund	$1,539,941	$6,365,795	$54,177,160	$57,096,576

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$—	$—

DoubleLine Global Bond Fund	$2,674,802	$83,390,360	$43,048,724	$89,088,018

DoubleLine Infrastructure Income Fund	$—	$68,213,626	$—	$—

Doubleline Shiller Enhanced International CAPE®	$6,211,956	$38,374,317	$31,297,839	$39,079,326

Doubleline Real Estate and Income Fund	$700,948	$4,146,447	$7,161,502	$7,291,002

DoubleLine Emerging Markets Local Currency Bond Fund	$86,756	$—	$—	$—

DoubleLine Income Fund	$257,813	$29,014,040	$6,507,695	$5,421,797

DoubleLine Multi-Asset Trend Fund (Consolidated)	$6,776,470	$6,610,249	$4,768,045	$2,831,631

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

142	DoubleLine Funds Trust

(Unaudited) September 30, 2022

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Period Ended September 30, 2022		Year Ended March 31, 2022

	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain	Distributions in Excess

DoubleLine Total Return Bond Fund	$688,128,603	$—	$1,504,999,786	$—	$—

DoubleLine Core Fixed Income Fund	$162,178,855	$—	$324,968,269	$31,691,904	$—

DoubleLine Emerging Markets Fixed Income Fund	$15,067,692	$—	$31,781,820	$—	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$359,292	$—	$886,499	$—	$—

DoubleLine Low Duration Bond Fund	$79,107,741	$—	$117,341,564	$—	$—

DoubleLine Floating Rate Fund	$7,778,861	$—	$11,287,515	$—	$—

Doubleline Shiller Enhanced CAPE®	$98,153,695	$—	$143,496,038	$2,105,213,872	$—

DoubleLine Flexible Income Fund	$23,935,750	$—	$47,660,654	$—	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$3,009,944	$—	$5,076,958	$425,553	$—

DoubleLine Long Duration Total Return Bond Fund	$776,234	$—	$2,174,927	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$25,430,558	$—	$—

DoubleLine Global Bond Fund	$—	$—	$1,740,844	$5,985,174	$273,357

DoubleLine Infrastructure Income Fund	$6,187,629	$—	$15,429,278	$3,741,027	$—

Doubleline Shiller Enhanced International CAPE®	$1,387,072	$—	$2,105,619	$—	$—

Doubleline Real Estate and Income Fund	$135,307	$—	$151,019	$668,267	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$173,738	$—	$112,398	$—	$—

DoubleLine Income Fund	$1,928,137	$—	$6,074,237	$—	$128,142

DoubleLine Multi-Asset Trend Fund (Consolidated)	$2,100,283	$—	$244,893	$—	$—

The Funds designated as long-term capital gain dividend, pursuant to Section 852(b)(3) of the Code, the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The cost basis of investments for U.S. federal income tax purposes as of March 31, 2022, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Tax Cost of Investments	$47,091,851,838	$10,910,935,553	$859,120,521	$32,714,816	$7,544,178,367	$389,258,869

Gross Tax Unrealized Appreciation	256,318,901	39,557,296	8,572,502	1,078,110	4,391,682	1,385,464

Gross Tax Unrealized Depreciation	(3,459,032,314)	(593,357,110)	(113,560,702)	(3,760,684)	(258,912,328)	(4,653,121)

Net Tax Unrealized Appreciation (Depreciation)	(3,202,713,413)	(553,799,814)	(104,988,200)	(2,682,574)	(254,520,646)	(3,267,657)

Semi-Annual Report	|	September 30, 2022	143

Notes to Financial Statements (Cont.)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Tax Cost of Investments	$8,409,385,041	$1,308,986,680	$275,477,005	$61,665,057	$232,932,025	$287,058,857

Gross Tax Unrealized Appreciation	288,443,223	6,976,222	546,545	758,381	16,007,478	2,094,026

Gross Tax Unrealized Depreciation	(311,247,491)	(89,394,851)	(14,132,918)	(1,643,451)	(1,044,604)	(18,701,449)

Net Tax Unrealized Appreciation (Depreciation)	(22,804,268)	(82,418,629)	(13,586,373)	(885,070)	14,962,874	(16,607,423)

	DoubleLine Infrastructure Income Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Tax Cost of Investments	$547,068,523	$100,051,427	$15,596,540	$10,028,430	$111,119,446	$14,269,577

Gross Tax Unrealized Appreciation	1,439,293	12,222,136	1,728,696	88,173	2,246,513	2,057

Gross Tax Unrealized Depreciation	(26,088,345)	(12,339,627)	(555,181)	(849,251)	(12,566,075)	(399,694)

Net Tax Unrealized Appreciation (Depreciation)	(24,649,052)	(117,491)	1,173,515	(761,078)	(10,319,562)	(397,637)

As of March 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Net Tax Unrealized Appreciation (Depreciation)	$(3,202,713,413)	$(553,799,814)	$(104,988,200)	$(2,682,574)	$(254,520,646)	$(3,267,657)

Undistributed Ordinary Income	19,409,493	6,828,467	989,740	5,714	1,990,493	701,561

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	19,409,493	6,828,467	989,740	5,714	1,990,493	701,561

Other Accumulated Gains (Losses)	(3,377,826,601)	(105,645,889)	(47,103,273)	(4,130,458)	(95,983,364)	(39,449,055)

Total Distributable Earnings (Loss)	(6,561,130,521)	(652,617,236)	(151,101,733)	(6,807,318)	(348,513,517)	(42,015,151)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Net Tax Unrealized Appreciation (Depreciation)	$(22,804,268)	$(82,418,629)	$(13,586,373)	$(885,070)	$$14,962,874	$(16,607,423)

Undistributed Ordinary Income	—	1,148,770	—	125,226	65,303,039	—

Undistributed Long Term Capital Gains	492,972,947	—	—	—	—	—

Total Distributable Earnings	492,972,947	1,148,770	—	125,226	65,303,039	—

Other Accumulated Gains (Losses)	(5,382,887)	(44,475,941)	(205,610)	(6,766,782)	(27,092)	(24,077,809)

Total Distributable Earnings (Loss)	464,785,792	(125,745,800)	(13,791,983)	(7,526,626)	80,238,821	(40,685,232)

144	DoubleLine Funds Trust

(Unaudited) September 30, 2022

	DoubleLine Infrastructure Income Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Net Tax Unrealized Appreciation (Depreciation)	$(24,649,052)	$(117,491)	$1,173,515	$(761,078)	$(10,319,562)	$(397,637)

Undistributed Ordinary Income	903,552	66,285	1,276	—	—	1,904,997

Undistributed Long Term Capital Gains	1,296,056	—	—	—	—	—

Total Distributable Earnings	2,199,608	66,285	1,276	—	—	1,904,997

Other Accumulated Gains (Losses)	(1,370,149)	(6,952,124)	(123,141)	(356,782)	(3,736,136)	(871,610)

Total Distributable Earnings (Loss)	(23,819,593)	(7,003,330)	1,051,650	(1,117,860)	(14,055,698)	635,750

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2022, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires

DoubleLine Total Return Bond Fund	$3,345,271,882	Indefinite

DoubleLine Emerging Markets Fixed Income Fund	$47,331,427	Indefinite

DoubleLine Multi-Asset Growth Fund (Consolidated)	$3,995,055	Indefinite

DoubleLine Low Duration Bond Fund	$93,828,049	Indefinite

DoubleLine Floating Rate Fund	$38,782,121	Indefinite

DoubleLine Flexible Income Fund	$43,422,260	Indefinite

DoubleLine Long Duration Total Return Bond Fund	$6,641,383	Indefinite

DoubleLine Strategic Commodity Fund (Consolidated)	$23,012	Indefinite

DoubleLine Global Bond Fund	$14,170,985	Indefinite

DoubleLine Shiller Enhanced International CAPE®	$6,886,507	Indefinite

DoubleLine Emerging Markets Local Currency Bond Fund	$277,816	Indefinite

DoubleLine Income Fund	$3,665,518	Indefinite

As of March 31, 2022, the following funds deferred, on a tax basis, losses of:

	Post- October Loss	Late-Year Loss

DoubleLine Core Fixed Income Fund	$97,240,717	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$157,787	$—

DoubleLine Global Bond Fund	$—	$9,712,284

DoubleLine Real Estate and Income Fund	$121,051	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$—	$79,584

DoubleLine Multi-Asset Trend Fund (Consolidated)	$871,212	$—

Semi-Annual Report	|	September 30, 2022	145

Notes to Financial Statements (Cont.)

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), consent fee income and equalization. For the period ended March 31, 2022, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital

DoubleLine Total Return Bond Fund	$139,229,306	$(139,229,306)	$—

DoubleLine Core Fixed Income Fund	$24,308,516	$(27,397,497)	$3,088,981

DoubleLine Emerging Markets Fixed Income Fund	$1,257,975	$(1,257,975)	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$66,960	$1,309,819	$(1,376,779)

DoubleLine Low Duration Bond Fund	$4,203,015	$(4,203,015)	$—

DoubleLine Floating Rate Fund	$13,204	$(13,204)	$—

DoubleLine Shiller Enhanced CAPE®	$12,001,670	$(255,568,720)	$243,567,050

DoubleLine Flexible Income Fund	$1,565,251	$(1,565,251)	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$74,782	$(74,782)	$—

DoubleLine Long Duration Total Return Bond Fund	$267	$(267)	$—

DoubleLine Strategic Commodity Fund (Consolidated)	$67,369,203	$(67,369,203)	$—

DoubleLine Global Bond Fund	$(8,629,994)	$8,903,351	$(273,357)

DoubleLine Infrastructure Income Fund	$249,360	$(317,186)	$67,826

DoubleLine Shiller Enhanced International CAPE®	$416,681	$(416,681)	$—

DoubleLine Real Estate and Income Fund	$(9)	$(47,627)	$47,636

DoubleLine Emerging Markets Local Currency Bond Fund	$(308,628)	$308,628	$—

DoubleLine Income Fund	$171,371	$(43,229)	$(128,142)

DoubleLine Multi-Asset Trend Fund (Consolidated)	$1,935,377	$(1,935,377)	$—

If a Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with such Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, each Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that a Fund may not issue a Section 19 Notice in situations where such Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

146	DoubleLine Funds Trust

(Unaudited) September 30, 2022

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund

	Period Ended September 30, 2022		Year Ended March 31, 2022		Period Ended September 30, 2022		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	521,530,725	$4,893,378,252	1,164,437,000	$12,140,719,262	211,136,696	$2,071,795,913	257,890,354	$2,816,447,196

Class N	120,166,188	1,127,719,729	144,003,344	1,490,582,418	10,978,908	106,566,271	8,753,541	96,073,671

Class R6	26,200,597	246,624,169	87,148,406	913,287,402	2,714,351	26,295,935	2,010,732	22,004,243

Reinvested Dividends

Class I	46,527,063	433,467,266	94,495,651	982,673,465	10,802,862	104,712,636	21,473,847	235,110,490

Class N	7,896,676	73,490,479	13,102,801	136,109,853	731,624	7,074,175	1,227,394	13,429,621

Class R6	1,759,045	16,403,741	3,730,030	38,786,644	178,176	1,721,057	294,541	3,225,436

Shares Redeemed

Class I	(1,085,581,476)	(10,199,481,638)	(1,554,308,376)	(16,151,732,822)	(397,139,973)	(3,888,763,202)	(304,700,503)	(3,316,030,683)

Class N	(115,270,364)	(1,079,520,599)	(151,827,360)	(1,576,475,045)	(12,384,718)	(120,608,204)	(16,544,198)	(181,667,417)

Class R6	(71,460,258)	(670,544,851)	(114,667,455)	(1,199,909,175)	(847,409)	(8,371,580)	(2,763,397)	(30,108,101)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(548,231,804)	$(5,158,463,452)	(313,885,959)	$(3,225,957,998)	(173,829,483)	$(1,699,576,999)	(32,357,689)	$(341,515,544)

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)

	Period Ended September 30, 2022		Year Ended March 31, 2022		Period Ended September 30, 2022		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	14,978,942	$133,491,665	23,181,679	$240,533,126	410,407	$3,567,671	751,790	$7,555,200

Class N	708,901	6,326,229	980,525	10,299,402	—	—	—	—

Class A	—	—	—	—	3,060	27,192	227,962	2,293,646

Reinvested Dividends

Class I	1,114,110	9,758,670	2,011,023	20,963,355	18,360	143,020	34,382	342,332

Class N	77,720	680,627	137,583	1,435,450	—	—	—	—

Class A	—	—	—	—	2,713	21,101	6,932	69,020

Shares Redeemed

Class I	(29,311,277)	(260,397,669)	(26,758,538)	(274,157,815)	(524,041)	(4,638,105)	(717,725)	(7,233,487)

Class N	(1,468,681)	(13,088,871)	(1,392,917)	(14,420,376)	—	—	—	—

Class A	—	—	—	—	(93,692)	(824,137)	(101,606)	(1,024,638)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(13,900,285)	$(123,229,349)	(1,840,645)	$(15,346,858)	(183,193)	$(1,703,258)	201,735	$2,002,073

Semi-Annual Report	|	September 30, 2022	147

Notes to Financial Statements (Cont.)

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund

	Period Ended September 30, 2022		Year Ended March 31, 2022		Period Ended September 30, 2022			Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	141,314,394	$1,348,987,432	368,768,358	$3,657,779,510	2,427,979	$22,244,679		17,996,410	$171,598,717

Class N	4,441,502	42,359,386	26,931,929	267,420,370	994,476	9,269,422		3,331,881	31,712,621

Class R6	3,358,730	32,116,732	4,761,979	47,401,845	—	—		—	—

Reinvested Dividends

Class I	5,338,066	50,693,102	7,489,591	74,154,030	291,735	2,638,756		442,972	4,215,007

Class N	874,583	8,302,724	1,347,661	13,343,765	81,970	743,889		70,763	673,812

Class R6	12,213	115,987	16,539	163,798	—	—		—	—

Shares Redeemed

Class I	(185,571,450)	(1,774,224,257)	(303,591,671)	(3,004,292,357)	(9,114,184)	(83,306,705	)(a)	(8,326,685)	(79,083,831	)(b)

Class N	(17,471,678)	(166,722,336)	(40,201,879)	(398,200,708)	(2,760,952)	(25,181,995	)(a)	(521,809)	(4,968,171	)(b)

Class R6	(1,498,892)	(14,330,044)	(1,389,866)	(13,718,083)	—	—		—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(49,202,532)	$(472,701,274)	64,132,641	$644,052,170	(8,078,976)	$(73,591,954)		12,993,532	$124,148,155

(a)	Net of redemption fees of $30,245 and $4,497 for Class I and Class N, respectively.

(b)	Net of redemption fees of $101,535 and $7,709 for Class I and Class N, respectively.

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund

	Period Ended September 30, 2022		Year Ended March 31, 2022		Period Ended September 30, 2022		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	47,159,328	$697,632,360	115,473,351	$2,282,880,481	11,035,040	$97,842,650	38,179,008	$365,054,206

Class N	5,182,307	71,165,200	7,172,848	142,131,499	2,754,457	24,396,444	3,577,544	34,483,084

Class R6	433,805	6,311,800	348,931	7,200,392	5,428,659	47,752,719	13,551,162	131,434,576

Reinvested Dividends

Class I	3,786,295	54,295,155	102,604,967	1,781,433,544	1,570,534	13,744,683	2,836,585	27,208,661

Class N	374,254	5,359,995	8,313,803	144,381,618	255,882	2,240,957	539,813	5,174,502

Class R6	11,770	168,360	188,322	3,276,671	33,435	292,076	33,928	323,525

Shares Redeemed

Class I	(129,021,093)	(1,895,598,867)	(168,386,465)	(3,246,596,754)	(28,927,446)	(255,528,804)	(48,129,381)	(462,563,714)

Class N	(12,762,583)	(183,837,181)	(17,692,049)	(337,526,472)	(8,719,165)	(76,068,222)	(4,779,182)	(45,913,058)

Class R6	(403,732)	(5,972,559)	(249,177)	(5,006,610)	(2,178,490)	(19,166,571)	(1,468,447)	(13,967,986)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(85,239,649)	$(1,250,475,737)	47,774,531	$772,174,369	(18,747,094)	$(164,494,068)	4,341,030	$41,233,796

148	DoubleLine Funds Trust

(Unaudited) September 30, 2022

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund

	Period Ended September 30, 2022		Year Ended March 31, 2022		Period Ended September 30, 2022		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	7,758,643	$71,325,209	10,826,309	$105,775,647	608,368	$4,843,099	634,743	$6,133,665

Class N	443,042	4,049,253	827,224	8,135,516	94,643	736,460	659,249	6,170,858

Reinvested Dividends

Class I	256,777	2,332,859	424,989	4,150,698	18,377	141,931	59,742	583,318

Class N	21,719	197,602	45,716	447,660	3,373	26,176	14,917	144,590

Shares Redeemed

Class I	(7,102,550)	(64,981,069)	(7,646,957)	(74,539,790)	(667,238)	(5,200,973)	(2,085,817)	(20,275,786)

Class N	(723,455)	(6,670,213)	(1,089,093)	(10,668,142)	(483,485)	(3,795,558)	(1,264,988)	(12,575,840)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	654,176	$6,253,641	3,388,188	$33,301,589	(425,962)	$(3,248,865)	(1,982,154)	$(19,819,195)

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund

	Period Ended September 30, 2022		Year Ended March 31, 2022		Period Ended September 30, 2022		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	3,120,075	$38,459,193	6,717,451	$74,576,556	6,013	$52,062	7,288,984	$74,839,903

Class N	314,062	3,775,809	930,234	10,240,772	512	4,406	6,153	62,900

Reinvested Dividends

Class I	—	—	2,037,721	20,584,495	—	—	6,562	65,037

Class N	—	—	242,158	2,422,028	—	—	493	4,865

Shares Redeemed

Class I	(4,086,342)	(48,789,184)	(6,709,592)	(75,462,764)	(15,262,374)	(140,282,523)	(54,523,541)	(535,997,806)

Class N	(484,745)	(5,801,316)	(1,371,340)	(15,492,219)	(9,887)	(84,082)	(41,620)	(420,732)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,136,950)	$(12,355,498)	1,846,632	$16,868,868	(15,265,736)	$(140,310,137)	(47,262,969)	$(461,445,833)

	DoubleLine Infrastructure Income Fund				DoubleLine Shiller Enhanced International CAPE®

	Period Ended September 30, 2022		Year Ended March 31, 2022		Period Ended September 30, 2022		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	806,290	$7,588,412	2,064,445	$21,499,281	851,808	$10,064,630	6,084,193	$83,296,916

Class N	1,983	18,498	188,360	1,971,059	231,216	2,742,303	544,406	7,473,663

Reinvested Dividends

Class I	18,429	169,584	71,127	733,897	91,135	1,020,596	89,869	1,214,280

Class N	838	7,738	24,535	254,596	8,597	96,176	11,365	154,136

Shares Redeemed

Class I	(10,100,843)	(93,205,125)	(2,364,267)	(24,453,829)	(3,881,654)	(45,232,217)	(2,104,749)	(27,792,537)

Class N	(117,352)	(1,111,864)	(954,826)	(9,397,710)	(274,701)	(3,243,025)	(566,253)	(7,757,538)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(9,390,655)	$(86,532,757)	(970,626)	$(9,392,706)	(2,973,599)	$(34,551,537)	4,058,831	$56,588,920

Semi-Annual Report	|	September 30, 2022	149

Notes to Financial Statements (Cont.)

	DoubleLine Real Estate and Income Fund				DoubleLine Emerging Markets Local Currency Bond Fund

	Period Ended September 30, 2022		Year Ended March 31, 2022		Period Ended September 30, 2022		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	40,479	$483,636	246,548	$3,280,253	15,473	$128,258	3,982	$35,878

Class N	12,101	145,976	115,979	1,569,425	2,706	22,006	6,509	59,173

Reinvested Dividends

Class I	9,638	111,769	48,151	672,805	21,708	171,318	11,993	111,300

Class N	1,260	14,568	7,159	100,398	305	2,397	118	1,097

Shares Redeemed

Class I	(269,998)	(3,227,471)	(397,464)	(4,895,582)	(16,201)	(131,044)	(3,166)	(28,634)

Class N	(30,209)	(386,868)	(105,872)	(1,421,084)	(120)	(965)	(2,662)	(23,834)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(236,729)	$(2,858,390)	(85,499)	$(693,785)	23,871	$191,970	16,774	$154,980

	DoubleLine Income Fund				DoubleLine Multi-Asset Trend Fund (Consolidated)

	Period Ended September 30, 2022		Year Ended March 31, 2022		Period Ended September 30, 2022		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,732,862	$14,323,527	6,793,985	$62,611,780	181,672	$1,815,425	265,376	$2,768,408

Class N	613,623	5,182,456	1,642,745	15,118,733	90,386	901,364	11,742	121,199

Reinvested Dividends

Class I	156,385	1,280,711	544,221	4,986,028	214,296	1,986,102	23,161	238,454

Class N	34,720	284,780	34,982	316,591	8,046	74,473	286	2,948

Shares Redeemed

Class I	(5,316,295)	(43,938,749)	(11,620,048)	(106,170,747)	(80,906)	(748,362)	(53,824)	(554,483)

Class N	(1,397,115)	(11,246,891)	(477,843)	(4,367,472)	(37,326)	(347,484)	(5,836)	(60,223)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(4,175,820)	$(34,114,166)	(3,081,958)	$(27,505,087)	376,168	$3,681,518	240,905	$2,516,303

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of Funds designated by each Trustee or other funds managed by each Adviser and its affiliates. These amounts represent general unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and any increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

150	DoubleLine Funds Trust

(Unaudited) September 30, 2022

For the period ended September 30, 2022, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees

DoubleLine Total Return Bond Fund	$257,532	$(81,560)	$175,972

DoubleLine Core Fixed Income Fund	$61,985	$(19,272)	$42,713

DoubleLine Emerging Markets Fixed Income Fund	$3,557	$(1,398)	$2,159

DoubleLine Multi-Asset Growth Fund (Consolidated)	$100	$(62)	$38

DoubleLine Low Duration Bond Fund	$43,500	$(14,044)	$29,456

DoubleLine Floating Rate Fund	$1,589	$(726)	$863

DoubleLine Shiller Enhanced CAPE®	$48,026	$(14,976)	$33,050

DoubleLine Flexible Income Fund	$7,086	$(2,312)	$4,774

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$1,347	$(535)	$812

DoubleLine Long Duration Total Return Bond Fund	$255	$(108)	$147

DoubleLine Strategic Commodity Fund (Consolidated)	$1,524	$(523)	$1,001

DoubleLine Global Bond Fund	$1,189	$(313)	$876

DoubleLine Infrastructure Income Fund	$2,340	$(994)	$1,346

DoubleLine Shiller Enhanced International CAPE®	$328	$(163)	$165

DoubleLine Real Estate and Income Fund	$172	$(29)	$143

DoubleLine Emerging Markets Local Currency Bond Fund	$78	$(18)	$60

DoubleLine Income Fund	$564	$(191)	$373

DoubleLine Multi-Asset Trend Fund (Consolidated)	$133	$(30)	$103

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the period ended September 30, 2022, is as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Average Market Value

Futures Contracts - Long	$(150,122)	$—	$(1,224,591)	$—	$—	$—	$—	$—

Futures Contracts - Short	47,453	—	944,115	—	—	—	—	—

Average Notional Balance

Excess Return Swaps	5,500,000	7,295,666,667	—	218,800,000	—	68,100,000	13,633,333	14,800,083

Forward Currency Exchange Contracts	—	—	—	—	7,569,227	97,450,005	—	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option, it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations.

Semi-Annual Report	|	September 30, 2022	151

Notes to Financial Statements (Cont.)

When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the risk that the value of the underlying instrument will depreciate. Writing call options tends to decrease a Fund’s ability to benefit from appreciation in the value in the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument or index unit at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is generally settled based on that name’s weight in the index.

152	DoubleLine Funds Trust

(Unaudited) September 30, 2022

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked-to-market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

Excess Return Swap Agreements  The Funds may enter into excess return swaps for investment purposes. Excess return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to- market value of an excess return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of an excess return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty. Assets provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. Assets provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s NAV.

Semi-Annual Report	|	September 30, 2022	153

Notes to Financial Statements (Cont.)

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended September 30, 2022 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Assets and Liabilities Location	Commodity Risk	Credit Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$32,607	$—	$32,607
DoubleLine Shiller Enhanced International CAPE®	—	—	—	(6,081,774)	—	(6,081,774)
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$—	$644,026	$644,026
DoubleLine Core Fixed Income Fund	—	—	—	—	1,104,318	1,104,318
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	—	(963,511)	—	(51,653)	(1,015,164)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	(721,961)	(721,961)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(27,733)	$—	$—	$(27,733)
DoubleLine Shiller Enhanced CAPE®	—	—	(1,064,993,888)	—	—	(1,064,993,888)
DoubleLine Strategic Commodity Fund (Consolidated)	(9,574,786)	—	—	—	—	(9,574,786)
DoubleLine Shiller Enhanced International CAPE®	—	—	(4,775,254)	—	—	(4,775,254)
DoubleLine Real Estate and Income Fund	—	—	(1,923,759)	—	—	(1,923,759)
DoubleLine Multi-Asset Trend Fund (Consolidated)	(216,884)	—	483,335	—	—	266,451

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2022 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Operations Location	Commodity Risk	Credit Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Realized Gain (Loss) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$(70,510)	$—	$(70,510)
DoubleLine Shiller Enhanced International CAPE®	—	—	—	(11,883,109)	—	(11,883,109)
Futures
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(465,104)	$(139,659)	$303,377	$(301,386)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	(3,110,402)	(3,110,402)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(1,130,578)	$—	$—	$—	$—	$(1,130,578)
DoubleLine Shiller Enhanced CAPE®	—	—	(263,082,852)	—	—	(263,082,852)
DoubleLine Strategic Commodity Fund (Consolidated)	(11,495,071)	—	—	—	—	(11,495,071)
DoubleLine Shiller Enhanced International CAPE®	—	—	900,017	—	—	900,017
DoubleLine Real Estate and Income Fund	—	—	97,370	—	—	97,370
DoubleLine Multi-Asset Trend Fund (Consolidated)	—	—	46,272	—	(18,880)	27,392
Net Change in Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$76,455	$—	$76,455
DoubleLine Shiller Enhanced International CAPE®	—	—	—	2,331,105	—	2,331,105
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$—	$644,026	$644,026
DoubleLine Core Fixed Income Fund	—	—	—	—	1,104,318	1,104,318
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	—	(1,642,653)	—	(194,013)	(1,836,666)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	(839,347)	(839,347)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$98,116	$—	$—	$98,116
DoubleLine Shiller Enhanced CAPE®	—	—	(1,313,848,004)	—	—	(1,313,848,004)
DoubleLine Strategic Commodity Fund (Consolidated)	(25,290,755)	—	—	—	—	(25,290,755)
DoubleLine Shiller Enhanced International CAPE®	—	—	(8,249,400)	—	—	(8,249,400)
DoubleLine Real Estate and Income Fund	—	—	(3,633,080)	—	—	(3,633,080)
DoubleLine Multi-Asset Trend Fund (Consolidated)	(218,941)	—	483,335	—	6,958	271,352

154	DoubleLine Funds Trust

(Unaudited) September 30, 2022

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements are intended to allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2022, the Funds held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$27,733	$—	$27,733	$27,733	$—	$—

DoubleLine Shiller Enhanced CAPE®

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$1,064,993,888	$—	$1,064,993,888	$1,009,216,303	$—	$55,777,585

DoubleLine Strategic Commodity Fund (Consolidated)

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$9,574,786	$—	$9,574,786	$8,182,428	$—	$1,392,358

DoubleLine Global Bond Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$32,607	$—	$32,607	$—	$—	$32,607

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$593,490	$(593,490)	$—	$—	$—	$—

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Notes to Financial Statements (Cont.)

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$6,675,264	$(593,490)	$6,081,774	$5,118,504	$—	$963,270

Swap Contracts	4,775,254	—	4,775,254	4,775,254	—	—

	$11,450,518	$(593,490)	$10,857,028	$9,893,758	$—	$963,270

DoubleLine Real Estate and Income Fund

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$1,923,759	$—	$1,923,759	$1,923,759	$—	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$486,964	$(220,513)	$266,451	$266,451	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$220,513	$(220,513)	$—	$—	$—	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date.

Securities purchased on a delayed delivery basis are marked-to-market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, excluding the DoubleLine Emerging Markets Local Currency Bond Fund, (the “DoubleLine Funds”) an uncommitted $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

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(Unaudited) September 30, 2022

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $50,000,000 credit facility. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

State Street Bank and Trust Company has made available to the DoubleLine Emerging Markets Local Currency Bond Fund an uncommitted $30,000,000 credit facility with an annual non-refundable facility fee of $50,000. Under the terms of the credit facility, borrowings are limited to 15% of the Fund’s total assets. Borrowings under this credit facility bear interest at 0.10% plus 1.25% plus the greater of the Federal Funds Rate or the Overnight Bank Funding Rate as in effect on that day.

For the period ended September 30, 2022, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

DoubleLine Emerging Markets Fixed Income Fund	$2,988,167	$16,594,000	$11,864	$—	3.61%

DoubleLine Floating Rate Fund	$—	$—	$—	$30,500	0.00%

DoubleLine Flexible Income Fund	$—	$—	$—	$15,167	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$1,141,000	$2,733,000	$2,001	$—	4.11%

DoubleLine Long Duration Total Return Bond Fund	$2,891,000	$2,891,000	$241	$—	2.94%

DoubleLine Infrastructure Income Fund	$1,422,500	$1,762,000	$1,063	$—	3.85%

DoubleLine Shiller Enhanced International CAPE®	$4,644,429	$6,443,000	$4,051	$—	4.05%

DoubleLine Income Fund	$3,966,600	$4,865,000	$2,875	$—	4.28%

13.  Significant Shareholder Holdings

As of September 30, 2022, shareholders affiliated with the Funds and/or Advisers (other than other DoubleLine Funds) owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund

DoubleLine Emerging Markets Local Currency Bond Fund - Class I	1,054,739	100%	99%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N	10,577	62%	99%

DoubleLine Real Estate and Income Fund - Class I	552,370	64%	56%

DoubleLine Real Estate and Income Fund - Class N	11,164	8%	56%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I	1,170,324	72%	70%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N	11,777	15%	70%

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see Note 3 on Related and Other Party Transactions.

14.  To-Be-Announced Securities

The Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage- backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Fund’s exposure to interest rate risk and could also expose the Fund to counterparty default risk. In order to mitigate counterparty default risk, the Fund only enters TBAs with counterparties for which the risk of default is determined to be remote. At the end of the period and as a purchaser or seller of TBAs, the DoubleLine Total Return Bond and DoubleLine Core Fixed Income Funds segregated cash or cash equivalents as collateral as required in accordance with application industry regulations.

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Notes to Financial Statements (Cont.)

15.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

active management risk:  the risk that a Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

commodities risk:  the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting supply, demand and/or other market fundamentals with respect to a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy sector, industrial metals precious metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

confidential information access risk:  the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by the Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or an affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic,

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(Unaudited) September 30, 2022

social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

°

London Interbank Offered Rate (“LIBOR”) phase out/transition risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in relation to payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. LIBOR is currently in the process of being phased out. The transition from LIBOR and the terms of any replacement rate(s), including, for example, a secured overnight financing rate (“SOFR”) or another rate based on SOFR, may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by an Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase a Fund’s transaction costs, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. Recent changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of the U.S. dollar LIBOR settings on a representative basis after June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined.

•

emerging market country risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that a Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer

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Notes to Financial Statements (Cont.)

restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

financial services risk:  the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital of funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk:  the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a Fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk:  the risk that the portion of a Fund invested in instruments based on an index or basket of commodities or that use an index or basket of commodities as the reference asset may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which a Fund invests may not correlate with the performance of the index or basket and/or may underperform the index or basket due to by transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and

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(Unaudited) September 30, 2022

(iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, will be maintained indefinitely or that a Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

•

inflation-indexed bond risk:  the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk:  the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of its shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses. To the extent the Adviser determines to invest Fund assets in other investment companies, the Adviser will have an incentive to invest in other DoubleLine funds over investment companies sponsored or managed by others and to maintain such investments once made due to its own financial interest in those products and other business considerations.

•

large shareholder risk:  the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk:  the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to a Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR (or any comparable successor or alternative benchmark), may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if a Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•

market capitalization risk:  the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of

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Notes to Financial Statements (Cont.)

issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly illiquid. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. A Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational and information security risks:  an investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to a Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk:  the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•

real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local, regional, and general market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

restricted securities risk:  the risk that a Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and a Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the

162	DoubleLine Funds Trust

(Unaudited) September 30, 2022

risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which a Fund has established a short position will result in a loss to the Fund.

•

sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase a Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

tax risk:  in order to qualify as a regulated investment company under the Code, a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk:  the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of a Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

16.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Funds’ investments,

Semi-Annual Report	|	September 30, 2022	163

Notes to Financial Statements (Cont.)

derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

17.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

164	DoubleLine Funds Trust

Shareholder Expenses	(Unaudited) September 30, 2022

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2022 through September 30, 2022. Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by the funds’ transfer agent, U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services). Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for 90 days or less in the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 9/30/22	Expenses Paid During Period(a)(b)	Ending Account Value at 9/30/22	Expenses Paid During Period(a)(b)

DoubleLine Total Return Bond Fund	Class I	0.49%	$1,000	$920	$2.36	$1,023	$2.48

	Class N	0.74%	$1,000	$919	$3.56	$1,021	$3.75

	Class R6	0.44%	$1,000	$919	$2.12	$1,023	$2.23

DoubleLine Core Fixed Income Fund	Class I	0.44%	$1,000	$907	$2.10	$1,023	$2.23

	Class N	0.69%	$1,000	$905	$3.30	$1,022	$3.50

	Class R6	0.41%	$1,000	$907	$1.96	$1,023	$2.08

DoubleLine Emerging Markets Fixed Income Fund	Class I	0.89%	$1,000	$845	$4.12	$1,021	$4.51

	Class N	1.14%	$1,000	$843	$5.27	$1,019	$5.77

DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.07%	$1,000	$802	$4.83	$1,020	$5.42

	Class A	1.32%	$1,000	$801	$5.96	$1,018	$6.68

DoubleLine Low Duration Bond Fund	Class I	0.42%	$1,000	$980	$2.09	$1,023	$2.13

	Class N	0.67%	$1,000	$978	$3.32	$1,022	$3.40

	Class R6	0.39%	$1,000	$981	$1.94	$1,023	$1.98

Semi-Annual Report	|	September 30, 2022	165

Shareholder Expenses (Cont.)

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 9/30/22	Expenses Paid During Period(a)(b)	Ending Account Value at 9/30/22	Expenses Paid During Period(a)(b)

DoubleLine Floating Rate Fund	Class I	0.65%	$1,000	$959	$3.19	$1,022	$3.29

	Class N	0.90%	$1,000	$958	$4.42	$1,021	$4.56

DoubleLine Shiller Enhanced CAPE®	Class I	0.55%	$1,000	$773	$2.44	$1,022	$2.79

	Class N	0.80%	$1,000	$772	$3.55	$1,021	$4.05

	Class R6	0.50%	$1,000	$773	$2.22	$1,023	$2.54

DoubleLine Flexible Income Fund	Class I	0.74%	$1,000	$934	$3.59	$1,021	$3.75

	Class N	0.99%	$1,000	$933	$4.80	$1,020	$5.01

	Class R6	0.70%	$1,000	$934	$3.39	$1,022	$3.55

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$953	$2.89	$1,022	$2.99

	Class N	0.84%	$1,000	$950	$4.11	$1,021	$4.26

DoubleLine Long Duration Total Return Bond Fund	Class I	0.50%	$1,000	$800	$2.26	$1,023	$2.54

	Class N	0.75%	$1,000	$799	$3.38	$1,021	$3.80

DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.01%	$1,000	$845	$4.67	$1,020	$5.11

	Class N	1.26%	$1,000	$845	$5.83	$1,019	$6.38

DoubleLine Global Bond Fund	Class I	0.70%	$1,000	$855	$3.26	$1,022	$3.55

	Class N	0.95%	$1,000	$854	$4.41	$1,020	$4.81

DoubleLine Infrastructure Income Fund	Class I	0.57%	$1,000	$920	$2.74	$1,022	$2.89

	Class N	0.82%	$1,000	$919	$3.95	$1,021	$4.15

DoubleLine Shiller Enhanced International CAPE®	Class I	0.61%	$1,000	$753	$2.68	$1,022	$3.09

	Class N	0.86%	$1,000	$752	$3.78	$1,021	$4.36

DoubleLine Real Estate and Income Fund	Class I	0.65%	$1,000	$745	$2.84	$1,022	$3.29

	Class N	0.90%	$1,000	$744	$3.93	$1,021	$4.56

DoubleLine Emerging Markets Local Currency Bond Fund	Class I	0.90%	$1,000	$879	$4.24	$1,021	$4.56

	Class N	1.15%	$1,000	$879	$5.42	$1,019	$5.82

DoubleLine Income Fund	Class I	0.65%	$1,000	$919	$3.13	$1,022	$3.29

	Class N	0.90%	$1,000	$918	$4.33	$1,021	$4.56

DoubleLine Multi-Asset Trend Fund (Consolidated)	Class I	0.39%	$1,000	$995	$1.95	$1,023	$1.98

	Class N	0.64%	$1,000	$994	$3.20	$1,022	$3.24

(a) Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Reflects fee waiver and expense limitation arrangements in effect during the period.

166	DoubleLine Funds Trust

Federal Tax Information	(Unaudited) September 30, 2022

For the fiscal year ended March 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $459,750 for single individuals and $517,200 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	3.08%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.01%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2022 was as follows:

Dividends Received Deduction

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.04%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

Semi-Annual Report	|	September 30, 2022	167

Federal Tax Information (Cont.)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(c) of the Code for the fiscal year ended March 31, 2022 for each Fund was as follows:

Qualified Short-Term Gains

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	13.30%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.20%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	3.54%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Section 871(k)(1)(c) of the Code for the fiscal year ended March 31, 2022 for each Fund was as follows:

Qualified Interest Income

DoubleLine Total Return Bond Fund	100.00%

DoubleLine Core Fixed Income Fund	84.29%

DoubleLine Emerging Markets Fixed Income Fund	9.90%

DoubleLine Multi-Asset Growth Fund (Consolidated)	87.63%

DoubleLine Low Duration Bond Fund	74.96%

DoubleLine Floating Rate Fund	98.97%

DoubleLine Shiller Enhanced CAPE®	84.37%

DoubleLine Flexible Income Fund	71.85%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	14.00%

DoubleLine Long Duration Total Return Bond Fund	97.39%

DoubleLine Strategic Commodity Fund (Consolidated)	1.80%

DoubleLine Global Bond Fund	49.56%

DoubleLine Infrastructure Income Fund	61.75%

DoubleLine Shiller Enhanced International CAPE®	82.10%

DoubleLine Real Estate and Income Fund	93.24%

DoubleLine Emerging Markets Local Currency Bond Fund	0.14%

DoubleLine Income Fund	100.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.24%

168	DoubleLine Funds Trust

(Unaudited) September 30, 2022

For the fiscal year ended March 31, 2022, each fund earned foreign source income and paid foreign taxes, which each intend to pass through to its shareholders pursuant to Section 853 of the Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid

DoubleLine Global Bond Fund	$941,346	$198,815

DoubleLine Emerging Markets Local Currency Bond Fund	$133,297	$10,081

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Semi-Annual Report	|	September 30, 2022	169

Information About Proxy Voting	(Unaudited) September 30, 2022

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of each month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

170	DoubleLine Funds Trust

DoubleLine Privacy Policy Notice	(Unaudited) September 30, 2022

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where do we obtain your personal information?

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html

Semi-Annual Report	|	September 30, 2022	171

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act (CCPA).

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

172	DoubleLine Funds Trust

DoubleLine Privacy Policy Notice (Cont.)	(Unaudited) September 30, 2022

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change in accordance with applicable law.

Semi-Annual Report	|	September 30, 2022	173

Investment Advisers:

DoubleLine Capital LP and DoubleLine Alternatives LP

2002 North Tampa Street

Suite 200

Tampa, FL 33602

Distributor:

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodians:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-DFT

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund) is included as part of the semi-annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund in its semi-annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

DoubleLine Total Return Bond Fund

Schedule of Investments

September 30, 2022 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $

Asset Backed Obligations - 5.5%
3,596,243	AASET Ltd., Series 2018-1A-B	5.44%	(a)(d)	01/16/2038	2,082,512
14,029,153	AASET Ltd., Series 2020-1A-A	3.35%	(a)	01/16/2040	11,117,697
12,950,000	Aligned Data Centers Issuer LLC, Series 2021-1A-A2	1.94%	(a)	08/15/2046	11,062,835
11,550,000	Aligned Data Centers Issuer LLC, Series 2021-1A-B	2.48%	(a)	08/15/2046	9,651,755
3,076,894	Aqua Finance Trust, Series 2017-A-A	3.72%	(a)	11/15/2035	3,037,448
21,392,500	Bojangles Issuer LLC, Series 2020-1A-A2	3.83%	(a)	10/20/2050	19,171,700
5,570,808	Business Jet Securities LLC, Series 2020-1A-A	2.98%	(a)	11/15/2035	5,138,407
9,887,500	Cajun Global LLC, Series 2021-1-A2	3.93%	(a)	11/20/2051	8,445,364
14,458,600	CAL Funding Ltd., Series 2020-1A-A	2.22%	(a)	09/25/2045	12,645,347
15,000,000	CANON, Series 2021-0001	3.50%	(d)	11/05/2023	14,850,000
20,598,336	Carbon Level Mitigation Trust, Series 2021-3-CERT	2.04%	(a)(c)	09/08/2051	16,084,231
14,004,602	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	12,744,678
16,018,559	Castlelake Aircraft Structured Trust, Series 2017-1R-A	2.74%	(a)	08/15/2041	14,091,606
13,842,500	CLI Funding LLC, Series 2020-1A-A	2.08%	(a)	09/18/2045	12,044,640
33,832,732	CLMTE	0.23%	(a)	11/21/2052	24,636,860
12,123,263	Coinstar Funding LLC, Series 2017-1A-A2	5.22%	(a)	04/25/2047	11,335,024
2,869,025	Commonbond Student Loan Trust, Series 2016-A-A1	3.32%	(a)	05/25/2040	2,700,614
45,614,487	Consumer Receivables Asset Investment Trust, Series 2021-2-A1X (3 Month LIBOR USD + 3.00%, 3.00% Floor)	6.64%	(a)	03/24/2023	46,481,709
5,853,663	Credit Suisse ABS Trust, Series 2020-AT1-A	2.61%	(a)	10/15/2026	5,703,956
39,300,000	DataBank Issuer, Series 2021-1A-A2	2.06%	(a)	02/27/2051	33,816,377
31,000,000	DataBank Issuer, Series 2021-2A-A2	2.40%	(a)	10/25/2051	26,741,849
3,350,000	DataBank Issuer, Series 2021-2A-B	2.79%	(a)	10/25/2051	2,850,485
41,685,000	DB Master Finance LLC, Series 2021-1A-A23	2.79%	(a)	11/20/2051	32,827,008
6,000,000	Diamond Issuer, Series 2021-1A-B	2.70%	(a)	11/20/2051	5,040,703
19,147,584	Dividend Solar Loans LLC, Series 2019-1-A	3.67%	(a)	08/22/2039	17,292,400
30,754,701	ECAF Ltd., Series 2015-1A-A2	4.95%	(a)	06/15/2040	19,690,943
2,652,596	Falcon Aerospace Ltd., Series 2017-1-A	4.58%	(a)	02/15/2042	2,319,021
2,676,200	Foundation Finance Trust, Series 2019-1A-A	3.86%	(a)	11/15/2034	2,624,360
10,954,291	GAIA Aviation Ltd., Series 2019-1-A	3.97%	(a)(l)	12/15/2044	8,810,394
25,934,279	Global SC Finance SRL, Series 2020-1A-A	2.17%	(a)	10/17/2040	23,196,602
11,639,966	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	8,574,162
2,371,410	HERO Funding Trust, Series 2016-3A-A2	3.91%	(a)	09/20/2042	2,243,018
6,327,904	HERO Funding Trust, Series 2016-4A-A2	4.29%	(a)	09/20/2047	6,068,524
11,165,790	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46%	(a)	12/15/2038	8,981,002
15,209,276	Horizon Aircraft Finance Ltd., Series 2019-1-A	3.72%	(a)	07/15/2039	12,490,831
37,430,000	Jack in the Box Funding LLC, Series 2019-1A-A23	4.97%	(a)	08/25/2049	33,380,328
10,470,875	Jersey Mike’s Funding, Series 2019-1A-A2	4.43%	(a)	02/15/2050	9,527,603
20,984,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	(a)	07/30/2047	19,600,187
9,415,302	JOL Air Ltd., Series 2019-1-A	3.97%	(a)	04/15/2044	7,982,905
6,728,906	Kestrel Aircraft Funding Ltd., Series 2018-1A-A	4.25%	(a)	12/15/2038	6,004,243
60,859,978	Labrador Aviation Finance Ltd., Series 2016-1A-A1	4.30%	(a)	01/15/2042	47,587,695
1,658,292	Loanpal Solar Loan Ltd., Series 2021-1GS-B	2.84%	(a)	01/20/2048	1,365,097
13,215,511	Lunar Aircraft Ltd., Series 2020-1A-A	3.38%	(a)	02/15/2045	11,167,358
1,161,878	Lunar Structured Aircraft Portfolio Notes, Series 2021-1-B	3.43%	(a)	10/15/2046	997,858
33,191,425	ME Funding LLC, Series 2019-1-A2	6.45%	(a)	07/30/2049	32,618,853
14,746,633	Mosaic Solar Loan Trust, Series 2017-2A-A	3.82%	(a)	06/22/2043	13,613,337
8,733,316	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01%	(a)	06/22/2043	8,127,940
10,994,887	Mosaic Solar Loan Trust, Series 2018-2GS-A	4.20%	(a)	02/22/2044	10,188,600
1,904,648	Mosaic Solar Loan Trust, Series 2019-1A-A	4.37%	(a)	12/21/2043	1,791,416
23,000,000	Navient Private Education Loan Trust, Series 2017-A-B	3.91%	(a)	12/16/2058	21,321,159
11,000,000	Navient Private Education Loan Trust, Series 2018-BA-B	4.13%	(a)	12/15/2059	9,915,772
12,332,589	Navigator Aircraft Ltd., Series 2021-1-B	3.57%	(a)(l)	11/15/2046	10,119,605
14,565,625	Neighborly Issuer LLC, Series 2021-1A-A2	3.58%	(a)	04/30/2051	12,100,451
3,806,092	Newtek Small Business Loan Trust, Series 2018-1-A (Prime Rate - 0.55%)	5.70%	(a)	02/25/2044	3,758,992
5,317,996	Oxford Finance Funding LLC, Series 2019-1A-A2	4.46%	(a)	02/15/2027	5,265,655
36,500,331	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97%	(a)	06/15/2044	31,112,116
17,081,963	Primrose Funding LLC, Series 2019-1A-A2	4.48%	(a)	07/30/2049	15,603,104
31,556,484	Project Silver, Series 2019-1-A	3.97%	(a)	07/15/2044	26,803,446
1,949,946	Prosper Pass-Thru Trust, Series 2019-ST1-A	4.50%	(a)	07/15/2025	1,952,065
36,112,200	Purewest Funding LLC, Series 2021-1-A1	4.09%	(a)	12/20/2036	34,275,515
18,247,142	Raptor Aircraft Finance LLC, Series 2019-1-A	4.21%	(a)	08/23/2044	12,887,373
40,699,046	Regional Ltd., Series 2021-1A-A	5.75%		04/15/2041	36,774,437
7,819,370	Renew, Series 2017-2A-A	3.22%	(a)	09/22/2053	7,153,747
44,738,179	Research-Driven Pagaya Motor Asset Trust, Series 2021-2A-A	2.65%	(a)	03/25/2030	39,219,226
38,526,969	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23%	(a)	03/15/2040	30,533,201
16,832,409	Sapphire Aviation Finance Ltd., Series 2020-1A-B	4.34%	(a)	03/15/2040	11,252,129
17,705,625	SEB Funding LLC, Series 2021-1A-A2	4.97%	(a)	01/30/2052	14,991,547
4,097,600	ServiceMaster Funding LLC, Series 2020-1-A2II	3.34%	(a)	01/30/2051	3,156,108
21,832,507	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	(a)	10/15/2042	18,897,039
3,730,974	Sierra Timeshare Receivables Funding LLC, Series 2020-2A-B	2.32%	(a)	07/20/2037	3,518,468
2,081,704	Sierra Timeshare Receivables Funding LLC, Series 2020-2A-C	3.51%	(a)	07/20/2037	1,951,799
3,403,705	Sierra Timeshare Receivables Funding LLC, Series 2021-2A-C	1.95%	(a)	09/20/2038	3,130,494
4,084,446	Sierra Timeshare Receivables Funding LLC, Series 2021-2A-D	3.23%	(a)	09/20/2038	3,768,198
5,801,143	SLM Private Credit Student Loan Trust, Series 2006-A-A5 (3 Month LIBOR USD + 0.29%)	3.58%		06/15/2039	5,456,333
4,485,828	SLM Private Credit Student Loan Trust, Series 2006-B-A5 (3 Month LIBOR USD + 0.27%)	3.56%		12/15/2039	4,244,152
70,132,895	SoFi Alternative Consumer Loan Program, Series 2021-2-A	1.25%	(a)	08/15/2030	68,080,106
500,000	SoFi Alternative Consumer Loan Program, Series 2021-2-R1	0.00%	(a)(b)(d)	08/15/2030	14,530,977
19,116,869	SoFi Alternative Trust, Series 2021-1-PT2	9.72%	(a)(c)	05/25/2030	18,913,638
75,395,202	SoFi Alternative Trust, Series 2021-3-A	1.50%	(a)	11/15/2030	73,044,304
950,000	SoFi Alternative Trust, Series 2021-3-R1	0.00%	(a)(b)(d)	11/15/2030	33,373,036
47,851,550	SoFi Alternative Trust, Series 2021-A-PT1	1.48%	(a)(c)	03/15/2047	43,634,441
38,698,272	SoFi Alternative Trust, Series 2021-A-PT2	1.48%	(a)(c)	03/15/2047	35,385,855
22,336,342	SoFi Alternative Trust, Series 2021-B-PT1	1.76%	(a)(c)	02/15/2047	20,462,055
28,629,099	SoFi Alternative Trust, Series 2021-B-PT2	1.76%	(a)(c)	02/15/2047	26,226,774
20,000,000	SoFi Professional Loan Program LLC, Series 2017-E-B	3.49%	(a)	11/26/2040	19,028,944
13,000,000	SoFi Professional Loan Program LLC, Series 2017-E-C	4.16%	(a)	11/26/2040	12,331,341
22,800,000	SoFi Professional Loan Program LLC, Series 2018-A-B	3.61%	(a)	02/25/2042	21,600,627
18,000,000	SoFi Professional Loan Program Trust, Series 2018-B-BFX	3.83%	(a)	08/25/2047	16,805,583
24,030,240	Sprite Ltd., Series 2021-1-A	3.75%	(a)	11/15/2046	20,341,598
5,750,000	Stack Infrastructure Issuer LLC, Series 2020-1A-A2	1.89%	(a)	08/25/2045	5,112,251
19,219,020	Start Ltd., Series 2018-1-A	4.09%	(a)	05/15/2043	15,556,875
4,815,553	Stonepeak ABS, Series 2021-1A-A	2.68%	(a)	02/28/2033	4,328,041
8,794,260	Stonepeak ABS, Series 2021-1A-B	3.82%	(a)	02/28/2033	7,873,439
39,869,707	Sunbird Engine Finance LLC, Series 2020-1A-A	3.67%	(a)	02/15/2045	32,047,151
12,811,889	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87%	(a)	07/20/2048	11,691,878
12,796,630	Sunnova Helios Issuer LLC, Series 2019-AA-A	3.75%	(a)	06/20/2046	11,309,265
13,436,505	Sunnova Helios Issuer LLC, Series 2021-C-B	2.33%	(a)	10/20/2048	11,262,394
30,010,580	Sunnova Helios Sol Issuer LLC, Series 2020-2A-A	2.73%	(a)	11/01/2055	23,714,582
7,493,375	Taco Bell Funding LLC, Series 2021-1A-A23	2.54%	(a)	08/25/2051	5,708,119
5,260,250	Taco Bell Funding LLC, Series 2021-1A-A2I	1.95%	(a)	08/25/2051	4,410,731
15,800,000	TAL Advantage LLC, Series 2020-1A-A	2.05%	(a)	09/20/2045	13,862,324
3,357,500	TAL Advantage LLC, Series 2020-1A-B	3.29%	(a)	09/20/2045	2,977,906
10,065,016	Textainer Marine Containers Ltd., Series 2020-1A-A	2.73%	(a)	08/20/2045	9,097,785
8,690,681	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10%	(a)	09/20/2045	7,487,614
2,831,130	Textainer Marine Containers Ltd., Series 2020-2A-B	3.34%	(a)	09/20/2045	2,466,337
23,746,667	Textainer Marine Containers Ltd., Series 2021-3A-A	1.94%	(a)	08/20/2046	19,626,922
7,800,030	Upgrade Master Credit Pass-Thru Trust, Series 2021-PT1-A	25.35%	(a)(c)	08/15/2027	6,736,871
710,645	Upgrade Master Pass-Thru Trust, Series 2019-ST2-A	3.90%	(a)	09/15/2025	707,344
11,238,262	Upgrade Master Pass-Thru Trust, Series 2021-PT1-A	13.82%	(a)(c)	04/15/2027	10,957,036
9,233,167	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	13.07%	(a)(c)	06/15/2027	8,940,273
5,227,339	Upgrade Master Pass-Thru Trust, Series 2021-PT4-A	11.23%	(a)(c)	08/15/2027	5,013,280
15,762,667	Upgrade Master Pass-Thru Trust, Series 2021-PT5-A	15.73%	(a)(c)	10/15/2027	15,367,229
9,537,878	Upstart Pass-Through Trust, Series 2020-ST5-A	3.00%	(a)	12/20/2026	9,131,838
7,855,564	Upstart Pass-Through Trust, Series 2021-ST1-A	2.75%	(a)	02/20/2027	7,498,506
4,605,936	Upstart Securitization Trust, Series 2020-2-A	2.31%	(a)	11/20/2030	4,458,485
7,829,484	Upstart Securitization Trust, Series 2021-3-A	0.83%	(a)	07/20/2031	7,580,538
10,000,000	Upstart Securitization Trust, Series 2021-3-B	1.66%	(a)	07/20/2031	9,216,141
7,500,000	Upstart Securitization Trust, Series 2021-3-C	3.28%	(a)	07/20/2031	6,449,551
32,425,000	Vantage Data Centers LLC, Series 2020-2A-A2	1.99%	(a)	09/15/2045	27,069,068
54,400,000	Vault DI Issuer LLC, Series 2021-1A-A2	2.80%	(a)	07/15/2046	46,659,582
17,440,115	Vivint Solar Financing LLC, Series 2018-1A-A	4.73%	(a)	04/30/2048	15,461,004
17,866,184	VR Funding LLC, Series 2020-1A-A	2.79%	(a)	11/15/2050	15,656,205
16,400,546	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10%	(a)(c)	01/14/2026	15,513,219
19,162,500	Wendy’s Funding LLC, Series 2019-1A-A2II	4.08%	(a)	06/15/2049	16,941,256
45,533,208	Willis Engine Structured Trust, Series 2020-A-A	3.23%	(a)	03/15/2045	34,773,529
10,421,250	Wingstop Funding LLC, Series 2020-1A-A2	2.84%	(a)	12/05/2050	8,898,975
10,739,856	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61%	(a)	10/15/2038	9,211,371

Total Asset Backed Obligations (Cost $2,175,447,651)					1,924,243,807

Collateralized Loan Obligations - 3.8%
2,000,000	Anchorage Capital Ltd., Series 2014-3RA-B (3 Month LIBOR USD + 1.50%)	4.29%	(a)	01/28/2031	1,938,666
36,000,000	Anchorage Capital Ltd., Series 2018-10A-A1A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.71%	(a)	10/15/2031	35,411,080
3,000,000	Apidos, Series 2013-12A-CR (3 Month LIBOR USD + 1.80%)	4.31%	(a)	04/15/2031	2,760,979
5,000,000	BlueMountain Ltd., Series 2018-2A-B (3 Month LIBOR USD + 1.70%, 1.70% Floor)	4.61%	(a)	08/15/2031	4,750,552
16,500,000	Capital Four Ltd., Series 2021-1A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.95%	(a)	01/18/2035	15,911,741
18,500,000	Carlyle Global Market Strategies Ltd., Series 2022-2A-A2 (Secured Overnight Financing Rate 3 Month + 2.00%, 2.00% Floor)	3.09%	(a)	04/20/2035	17,726,951
10,000,000	Cathedral Lake Ltd., Series 2021-8A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.93%	(a)	01/22/2035	9,573,300
11,500,000	CIFC Funding Ltd., Series 2022-3A-B (Secured Overnight Financing Rate 3 Month + 2.00%, 2.00% Floor)	3.24%	(a)	04/23/2035	11,006,662
3,500,000	Dryden Ltd., Series 2017-53A-B (3 Month LIBOR USD + 1.40%)	3.91%	(a)	01/15/2031	3,341,212
25,500,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.63%	(a)	07/15/2031	25,051,758
13,000,000	Franklin Park Place LLC, Series 2022-1A-A (Secured Overnight Financing Rate 3 Month + 1.40%, 1.40% Floor)	2.17%	(a)	04/16/2035	12,481,689
58,370,000	Greywolf Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	3.80%	(a)	04/26/2031	57,222,900
1,961,621	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	7.79%	(a)(d)	04/28/2025	505,065
5,010,542	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	6.41%	(a)	10/22/2025	4,766,074
13,000,000	Halsey Point Ltd., Series 2019-1A-B1 (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.91%	(a)	01/20/2033	12,672,733
28,930,903	Harbourview LLC, Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	3.87%	(a)	07/18/2031	28,400,067
10,000,000	Highbridge Loan Management Ltd., Series 7A-2015-BR (3 Month LIBOR USD + 1.18%)	4.09%	(a)	03/15/2027	9,837,500
6,000,000	Jamestown Ltd., Series 2018-11A-A2 (3 Month LIBOR USD + 1.70%)	4.18%	(a)	07/14/2031	5,748,511
56,134,157	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.93%	(a)	04/25/2030	55,156,052
5,000,000	Jamestown Ltd., Series 2018-6RA-A2A (3 Month LIBOR USD + 1.78%, 1.78% Floor)	4.56%	(a)	04/25/2030	4,872,415
4,500,000	Jamestown Ltd., Series 2019-1A-A2 (3 Month LIBOR USD + 2.15%, 2.15% Floor)	4.86%	(a)	04/20/2032	4,392,300
30,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(a)	10/15/2031	29,513,407
12,500,000	Marble Point Ltd., Series 2020-2A-A1R (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.72%	(a)	10/15/2034	12,189,690
55,000,000	Marble Point Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.98%	(a)	07/25/2034	53,510,357
50,000,000	Marble Point Ltd., Series 2021-4A-A1 (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.97%	(a)	01/22/2035	48,568,636
54,500,000	MidOcean Credit, Series 2018-9A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.86%	(a)	07/21/2031	53,516,400
70,500,000	MKS Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	3.71%	(a)	07/22/2030	69,588,421
61,250,000	MKS Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.90%	(a)	01/21/2031	60,177,773
65,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	3.96%	(a)	10/21/2030	63,871,473
30,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	3.66%	(a)	07/15/2031	29,418,161
19,280,834	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	4.18%	(a)	11/15/2030	19,095,992
25,860,959	Northwoods Capital Ltd., Series 2018-11BA-A1 (3 Month LIBOR USD + 1.10%, 1.10% Floor)	3.84%	(a)	04/19/2031	25,371,553
75,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(a)	07/15/2031	73,379,981
28,000,000	Prudential PLC, Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	3.66%	(a)	07/15/2031	27,379,785
2,500,000	Regatta Funding Ltd., Series 2018-1A-B (3 Month LIBOR USD + 1.65%)	4.39%	(a)	07/17/2031	2,393,223
20,000,000	Regatta Funding Ltd., Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	3.97%	(a)	10/27/2031	19,630,726
26,500,000	Rockford Tower Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%)	4.08%	(a)	05/20/2031	25,926,575
50,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.89%	(a)	04/18/2031	48,770,000
26,500,000	Sound Point Ltd., Series 2015-2A-ARRR (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.92%	(a)	07/20/2032	26,006,857
18,000,000	Sound Point Ltd., Series 2018-2A-C (3 Month LIBOR USD + 1.95%)	4.72%	(a)	07/26/2031	16,507,853
28,000,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.95%	(a)	10/27/2031	27,468,979
25,250,000	Sound Point Ltd., Series 2020-2A-AR (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.96%	(a)	10/25/2034	24,432,068
15,523,954	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	3.80%	(a)	04/21/2031	15,266,395
34,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	4.41%	(a)	06/16/2031	33,251,085
10,000,000	Steele Creek Ltd., Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	4.31%	(a)	04/15/2032	9,596,918
4,000,000	THL Credit Wind River Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.00%)	4.74%	(a)	10/18/2030	3,786,378
40,000,000	THL Credit Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.65%	(a)	01/15/2031	39,182,094
20,000,000	Trimaran CAVU LLC, Series 2021-3A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.95%	(a)	01/18/2035	19,430,755
15,000,000	Unity-Peace Park Ltd., Series 2022-1A-B (Secured Overnight Financing Rate 3 Month + 2.00%, 2.00% Floor)	3.10%	(a)	04/20/2035	14,360,610
75,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.91%	(a)	10/20/2031	73,735,756
46,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.91%	(a)	10/20/2031	45,193,128

Total Collateralized Loan Obligations (Cost $1,362,346,974)					1,334,049,236

Non-Agency Commercial Mortgage Backed Obligations - 9.3%
850,000	1211 Avenue of the Americas Trust, Series 2015-1211-C	4.28%	(a)(c)	08/10/2035	763,745
7,949,000	20 Times Square Trust, Series 2018-20TS-F	3.20%	(a)(c)	05/17/2035	7,493,432
5,856,000	20 Times Square Trust, Series 2018-20TS-G	3.20%	(a)(c)	05/17/2035	5,434,169
3,683,000	280 Park Avenue Mortgage Trust, Series 2017-280P-F (1 Month LIBOR USD + 2.83%, 2.83% Floor)	5.53%	(a)	09/15/2034	3,381,125
2,010,000	ACRE Commercial Mortgage Ltd., Series 2021-FL4-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	4.39%	(a)	12/18/2037	1,925,898
11,551,000	Alen Mortgage Trust, Series 2021-ACEN-E (1 Month LIBOR USD + 4.00%, 4.00% Floor)	6.82%	(a)	04/17/2034	10,477,286
21,947,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3-XB	0.60%	(a)(c)(f)	10/15/2054	800,144
2,531,000	Arbor Realty Ltd., Series 2020-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.51%, 1.40% Floor)	4.36%	(a)	02/15/2035	2,460,099
6,300,000	Arbor Realty Ltd., Series 2021-FL1-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	4.32%	(a)	12/17/2035	6,030,278
10,446,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.87%	(a)	12/15/2036	9,486,898
10,001,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.77%	(a)	06/15/2035	9,688,572
11,875,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	5.12%	(a)	06/15/2035	11,163,083
3,685,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	6.22%	(a)	06/15/2035	3,439,833
35,435,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-D	3.29%	(a)(c)	01/16/2032	29,067,221
7,505,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-E	3.29%	(a)(c)	01/16/2032	6,020,236
4,000,000	Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2015-UBS7-B	4.48%	(c)	09/17/2048	3,720,395
46,776,747	Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2015-UBS7-XA	0.90%	(c)(f)	09/17/2048	844,942
2,121,000	Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2016-UB10-C	5.00%	(c)	07/16/2049	1,945,092
3,554,000	BANK, Series 2017-BNK4-C	4.37%	(c)	05/17/2050	3,134,015
35,014,116	BANK, Series 2017-BNK4-XA	1.49%	(c)(f)	05/17/2050	1,535,208
4,916,000	BANK, Series 2017-BNK5-B	3.90%	(c)	06/17/2060	4,376,784
1,960,000	BANK, Series 2017-BNK5-C	4.33%	(c)	06/17/2060	1,710,531
74,513,530	BANK, Series 2017-BNK5-XA	1.09%	(c)(f)	06/17/2060	2,509,921
146,807,720	BANK, Series 2018-BN10-XA	0.84%	(c)(f)	02/17/2061	4,346,889
91,703,773	BANK, Series 2019-BN16-XA	1.10%	(c)(f)	02/16/2052	4,293,112
43,097,000	BANK, Series 2019-BN19-AS	3.45%		08/17/2061	36,810,303
1,099,000	BANK, Series 2019-BN20-AS	3.24%	(c)	09/15/2062	923,837
5,000,000	BANK, Series 2019-BN21-C	3.52%	(c)	10/18/2052	3,954,895
62,007,000	BANK, Series 2020-BN30-XB	0.83%	(c)(f)	12/17/2053	2,812,458
112,743,000	BANK, Series 2021-BN35-XB	0.70%	(c)(f)	06/17/2064	4,613,827
181,670,928	Barclays Commercial Mortgage Trust, Series 2019-C4-XA	1.70%	(c)(f)	08/16/2052	13,516,662
73,952,195	Barclays Commercial Mortgage Trust, Series 2019-C5-XA	1.01%	(c)(f)	11/18/2052	2,966,762
6,010,000	BBCMS Mortgage Trust, Series 2017-DELC-C (1 Month LIBOR USD + 1.33%, 1.20% Floor)	4.14%	(a)	08/15/2036	5,777,138
6,743,000	BBCMS Mortgage Trust, Series 2017-DELC-D (1 Month LIBOR USD + 1.83%, 1.70% Floor)	4.64%	(a)	08/15/2036	6,449,799
23,585,000	BBCMS Mortgage Trust, Series 2017-DELC-E (1 Month LIBOR USD + 2.63%, 2.50% Floor)	5.44%	(a)	08/15/2036	22,334,809
26,209,000	BBCMS Mortgage Trust, Series 2017-DELC-F (1 Month LIBOR USD + 3.63%, 3.50% Floor)	6.44%	(a)	08/15/2036	24,572,127
3,066,263	BBCMS Mortgage Trust, Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.82%	(a)	10/15/2037	2,955,631
45,454,000	BBCMS Mortgage Trust, Series 2018-CBM-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.82%	(a)	07/15/2037	44,323,741
21,385,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	6.37%	(a)	07/15/2037	20,295,285
5,775,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	6.05%	(a)	03/16/2037	4,721,030
11,799,000	BBCMS Mortgage Trust, Series 2020-C6-F5TB	3.81%	(a)(c)	02/18/2053	8,839,529
12,497,250	BBCMS Mortgage Trust, Series 2020-C6-F5TC	3.81%	(a)(c)	02/18/2053	8,566,646
93,990,366	BBCMS Mortgage Trust, Series 2020-C6-XA	1.16%	(c)(f)	02/18/2053	5,088,168
34,040,000	BBCMS Mortgage Trust, Series 2021-C11-XB	1.08%	(c)(f)	09/17/2054	2,271,734
136,933,552	BBCMS Mortgage Trust, Series 2021-C9-XA	1.75%	(c)(f)	02/18/2054	12,766,767
68,467,000	BBCMS Mortgage Trust, Series 2021-C9-XB	1.12%	(c)(f)	02/18/2054	4,417,717
4,125,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	4.69%	(a)	08/15/2036	4,099,586
37,159,138	Benchmark Mortgage Trust, Series 2018-B7-XA	0.59%	(c)(f)	05/16/2053	664,554
29,567,928	Benchmark Mortgage Trust, Series 2018-B8-XA	0.80%	(c)(f)	01/18/2052	822,503
79,831,851	Benchmark Mortgage Trust, Series 2019-B9-XA	1.20%	(c)(f)	03/15/2052	3,919,712
75,245,609	Benchmark Mortgage Trust, Series 2020-B16-XA	0.93%	(c)(f)	02/18/2053	3,759,925
75,345,724	Benchmark Mortgage Trust, Series 2020-B17-XA	1.54%	(c)(f)	03/17/2053	4,774,297
13,462,000	Benchmark Mortgage Trust, Series 2020-B18-AGND	3.74%	(a)	07/17/2053	11,745,708
2,432,000	Benchmark Mortgage Trust, Series 2020-B18-AGNE	3.76%	(a)	07/17/2053	2,061,960
91,220,307	Benchmark Mortgage Trust, Series 2020-B18-XA	1.92%	(c)(f)	07/17/2053	7,456,029
238,513,407	Benchmark Mortgage Trust, Series 2020-B19-XA	1.89%	(c)(f)	09/17/2053	18,977,558
70,920,540	Benchmark Mortgage Trust, Series 2020-B22-XA	1.63%	(c)(f)	01/15/2054	6,376,530
276,099,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.61%	(c)(f)	09/17/2043	7,578,089
232,899,901	Benchmark Mortgage Trust, Series 2021-B24-XA	1.27%	(c)(f)	03/17/2054	14,765,225
121,810,955	Benchmark Mortgage Trust, Series 2021-B28-XA	1.40%	(c)(f)	08/17/2054	9,082,444
59,609,000	Benchmark Mortgage Trust, Series 2021-B28-XB	1.07%	(c)(f)	08/17/2054	3,933,431
66,420,000	Benchmark Mortgage Trust, Series 2021-B29-XB	0.81%	(c)(f)	09/17/2054	3,194,802
365,264,201	Benchmark Mortgage Trust, Series 2021-B30-XA	0.93%	(c)(f)	11/18/2054	19,440,895
30,009,000	BF Mortgage Trust, Series 2019-NYT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(a)	12/17/2035	26,806,346
672,000	BFLD, Series 2019-DPLO-B (1 Month LIBOR USD + 1.34%, 1.34% Floor)	4.16%	(a)	10/16/2034	651,046
54,537,000	BHMS Mortgage Trust, Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	4.07%	(a)	07/16/2035	52,747,925
27,680,000	Braemar Hotels & Resorts Trust, Series 2018-PRME-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	3.64%	(a)	06/15/2035	26,520,418
406,525	BSPRT Issuer Ltd., Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	3.97%	(a)	05/15/2029	403,130
9,834,000	BSPRT Issuer Ltd., Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.92%	(a)	03/17/2036	9,572,524
42,891,024	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.28%, 3.15% Floor)	6.09%	(a)	07/17/2034	42,314,388
5,648,382	BX Trust, Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	3.91%	(a)	09/15/2037	5,535,987
4,545,800	BX Trust, Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	4.79%	(a)	09/15/2037	4,379,132
5,160,000	BX Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	5.72%	(a)	04/17/2034	4,820,389
8,600,959	BX Trust, Series 2019-MMP-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.42%	(a)	08/15/2036	8,163,096
173,184,000	BX Trust, Series 2019-OC11-E	4.08%	(a)(c)	12/11/2041	132,582,016
326,679,000	BX Trust, Series 2019-OC11-XB	0.32%	(a)(c)(f)	12/11/2041	4,241,796
48,667,000	BX Trust, Series 2021-21M-H (1 Month LIBOR USD + 4.01%, 4.01% Floor)	6.83%	(a)	10/15/2036	45,075,891
17,731,000	BX Trust, Series 2021-BXMF-G (1 Month LIBOR USD + 3.35%, 3.35% Floor)	6.17%	(a)	10/15/2038	15,807,222
20,212,883	BX Trust, Series 2021-SOAR-J (1 Month LIBOR USD + 3.75%, 3.75% Floor)	6.57%	(a)	06/15/2038	18,560,761
3,450,000	BX Trust, Series 2021-VIEW-F (1 Month LIBOR USD + 3.93%, 3.93% Floor)	6.75%	(a)	06/16/2036	3,188,522
56,748,000	BX Trust, Series 2021-VOLT-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(a)	09/15/2036	52,509,526
24,745,000	BX Trust, Series 2021-VOLT-F (1 Month LIBOR USD + 2.40%, 2.40% Floor)	5.22%	(a)	09/15/2036	22,838,732
4,686,913	BX Trust, Series 2021-XL2-E (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.66%	(a)	10/15/2038	4,395,411
64,284,129	California Housing Finance, Series 2021-2-X	0.84%	(c)(f)	03/25/2035	3,624,339
72,078,590	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.38%	(c)(f)	05/12/2050	3,043,374
5,723,000	CD Commercial Mortgage Trust, Series 2017-CD6-B	3.91%	(c)	11/15/2050	5,062,363
5,175,000	CD Commercial Mortgage Trust, Series 2017-CD6-C	4.37%	(c)	11/15/2050	4,485,896
43,187,147	CD Commercial Mortgage Trust, Series 2017-CD6-XA	1.02%	(c)(f)	11/15/2050	1,268,191
4,517,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-AM	3.69%		05/10/2058	4,177,843
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-C	5.00%	(c)	05/10/2058	6,539,966
77,932,271	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.77%	(c)(f)	05/10/2058	3,330,864
5,000,000	CFCRE Commercial Mortgage Trust, Series 2016-C6-C	4.33%	(c)	11/15/2049	4,344,827
35,300,211	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.65%	(c)(f)	06/17/2050	1,827,086
5,275,000	CHCP Ltd., Series 2021-FL1-B (Secured Overnight Financing Rate 1 Month + 1.76%, 1.65% Floor)	4.69%	(a)	02/16/2038	5,076,628
130,700,111	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.27%	(c)(f)	03/12/2047	1,409,941
68,523,275	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.30%	(c)(f)	05/10/2047	981,918
161,668,395	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.10%	(c)(f)	10/11/2047	2,364,724
9,978,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-C	4.57%	(c)	02/12/2048	9,341,110
3,685,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57%	(a)(c)	02/12/2048	3,293,455
172,534,690	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.46%	(c)(f)	02/12/2048	4,040,711
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.73%	(c)	09/10/2058	12,752,241
159,426,106	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	1.03%	(c)(f)	09/10/2058	3,292,739
97,390,091	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.99%	(c)(f)	05/10/2049	4,983,743
196,697,758	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.37%	(c)(f)	02/12/2049	6,020,800
33,541,446	Citigroup Commercial Mortgage Trust, Series 2016-GC37-XA	1.84%	(c)(f)	04/12/2049	1,476,223
92,685,419	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.82%	(c)(f)	04/16/2049	3,856,501
53,127,297	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.05%	(c)(f)	07/10/2049	2,774,408
86,481,228	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.52%	(c)(f)	10/13/2049	3,628,233
224,654,123	Citigroup Commercial Mortgage Trust, Series 2017-B1-XA	0.88%	(c)(f)	08/17/2050	6,517,935
38,873,099	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.27%	(c)(f)	04/15/2050	1,502,675
3,625,000	Citigroup Commercial Mortgage Trust, Series 2020-420K-D	3.42%	(a)(c)	11/13/2042	2,680,427
7,800,000	Citigroup Commercial Mortgage Trust, Series 2020-420K-E	3.42%	(a)(c)	11/13/2042	5,547,975
23,804,000	Citigroup Commercial Mortgage Trust, Series 2020-555-E	3.62%	(a)(c)	12/12/2041	17,423,476
4,175,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.62%	(a)(c)	12/12/2041	2,913,580
2,853,000	Citigroup Commercial Mortgage Trust, Series 2020-GC46-B	3.15%	(c)	02/18/2053	2,334,318
35,946,742	CLNC Ltd., Series 2019-FL1-A (Secured Overnight Financing Rate 1 Month + 1.36%, 1.25% Floor)	4.38%	(a)	08/17/2035	35,533,642
32,731,000	CLNC Ltd., Series 2019-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.66%, 1.55% Floor)	4.68%	(a)	08/17/2035	31,853,646
29,797,989	CLNC Ltd., Series 2019-FL1-B (Secured Overnight Financing Rate 1 Month + 2.01%, 1.90% Floor)	5.03%	(a)	08/17/2035	28,862,213
36,605,521	Commercial Mortgage Pass-Through Trust, Series 2012-CR3-XA	1.75%	(c)(f)	10/17/2045	1,446
103,759,690	Commercial Mortgage Pass-Through Trust, Series 2013-CR10-XA	0.80%	(c)(f)	08/10/2046	370,765
171,587,202	Commercial Mortgage Pass-Through Trust, Series 2013-CR12-XA	1.24%	(c)(f)	10/15/2046	1,274,378
843,000	Commercial Mortgage Pass-Through Trust, Series 2013-CR13-C	5.04%	(c)	11/13/2046	807,884
4,345,000	Commercial Mortgage Pass-Through Trust, Series 2014-CR16-C	5.08%	(c)	04/12/2047	4,124,004
7,635,000	Commercial Mortgage Pass-Through Trust, Series 2014-CR19-C	4.85%	(c)	08/10/2047	7,259,066
25,400,000	Commercial Mortgage Pass-Through Trust, Series 2014-CR20-C	4.61%	(c)	11/10/2047	23,813,686
90,831,659	Commercial Mortgage Pass-Through Trust, Series 2014-UBS3-XA	1.22%	(c)(f)	06/12/2047	1,136,540
833,000	Commercial Mortgage Pass-Through Trust, Series 2015-3BP-F	3.35%	(a)(c)	02/12/2035	731,676
905,000	Commercial Mortgage Pass-Through Trust, Series 2015-CR22-C	4.21%	(c)	03/12/2048	836,009
151,057,700	Commercial Mortgage Pass-Through Trust, Series 2015-CR22-XA	0.96%	(c)(f)	03/12/2048	2,466,833
5,360,000	Commercial Mortgage Pass-Through Trust, Series 2015-CR23-C	4.43%	(c)	05/12/2048	5,006,329
76,504,248	Commercial Mortgage Pass-Through Trust, Series 2015-CR26-XA	1.05%	(c)(f)	10/10/2048	1,580,746
17,822,000	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-C	4.44%	(c)	02/12/2048	16,410,924
273,982,136	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-XA	1.13%	(c)(f)	02/12/2048	4,788,194
1,403,000	Commercial Mortgage Pass-Through Trust, Series 2016-DC2-C	4.82%	(c)	02/12/2049	1,280,570
5,524,000	Commercial Mortgage Pass-Through Trust, Series 2017-PANW-E	4.13%	(a)(c)	10/12/2029	4,973,431
5,248,500	Commercial Mortgage Pass-Through Trust, Series 2018-COR3-C	4.71%	(c)	05/12/2051	4,568,302
18,570,000	Commercial Mortgage Pass-Through Trust, Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.92%	(a)	09/15/2033	17,536,730
1,425,600	CORE Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.72%	(a)	12/15/2031	1,334,606
16,723,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.97%	(a)	05/15/2036	16,180,710
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.40%	(c)	04/15/2050	3,977,894
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85%	(c)	06/15/2057	12,517,335
9,205,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-B	4.26%	(c)	08/17/2048	8,365,047
2,299,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.71%	(c)	11/18/2048	2,128,521
279,664,896	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	0.96%	(c)(f)	11/18/2048	5,528,444
9,425,000	CSAIL Commercial Mortgage Trust, Series 2016-C5-C	4.80%	(c)	11/18/2048	8,659,064
36,584,892	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	2.03%	(c)(f)	01/15/2049	1,833,203
11,020,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-B	4.48%	(c)	11/18/2049	9,977,977
134,502,739	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.25%	(c)(f)	06/17/2050	5,053,846
4,399,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-B	3.89%	(c)	11/17/2050	3,860,781
3,356,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-C	4.32%	(c)	11/17/2050	2,910,322
78,012,113	CSAIL Commercial Mortgage Trust, Series 2017-CX10-XA	0.89%	(c)(f)	11/17/2050	2,169,938
1,677,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	5.08%	(c)	11/17/2051	1,453,584
15,894,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/17/2052	13,646,751
26,248,751	CSAIL Commercial Mortgage Trust, Series 2019-C17-XA	1.50%	(c)(f)	09/17/2052	1,677,020
7,924,000	CSAIL Commercial Mortgage Trust, Series 2019-C18-B	3.59%		12/17/2052	6,666,532
247,572,061	CSAIL Commercial Mortgage Trust, Series 2019-C18-XA	1.19%	(c)(f)	12/17/2052	11,900,987
197,528,861	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.23%	(c)(f)	03/17/2053	11,867,633
81,465,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-XB	0.15%	(c)(f)	03/17/2053	501,018
147,561,481	CSMC Trust, Series 2014-USA-X1	0.69%	(a)(c)(f)	09/17/2037	1,872,452
3,799,000	CSMC Trust, Series 2017-CALI-E	3.90%	(a)(c)	11/12/2032	3,356,735
6,050,000	CSMC Trust, Series 2017-CALI-F	3.90%	(a)(c)	11/12/2032	5,271,023
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.72%	(a)	07/15/2032	11,181,277
18,723,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	6.12%	(a)	07/15/2032	17,025,097
4,847,000	CSMC Trust, Series 2017-TIME-A	3.65%	(a)	11/15/2039	4,113,450
32,434,639	CSMC Trust, Series 2020-NET-A	2.26%	(a)	08/17/2037	29,387,138
3,894,000	CSMC Trust, Series 2020-NET-B	2.82%	(a)	08/15/2037	3,518,894
142,496,039	CSMC Trust, Series 2020-NET-X	1.38%	(a)(c)(f)	08/15/2037	4,337,921
3,461,045	CSWF Trust, Series 2018-TOP-F (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.57%	(a)	08/15/2035	3,416,149
3,928,800	CSWF Trust, Series 2018-TOP-G (1 Month LIBOR USD + 3.25%, 3.25% Floor)	6.07%	(a)	08/15/2035	3,743,440
5,903,500	CSWF Trust, Series 2021-B33-A1	3.05%	(a)	10/10/2031	5,088,847
23,397,500	CSWF Trust, Series 2021-B33-A2	3.17%	(a)	10/10/2031	19,093,467
4,887,333	CSWF Trust, Series 2021-B33-B	3.77%	(a)(c)	10/13/2043	3,823,241
109,000,000	CSWF Trust, Series 2021-B33-X	0.62%	(a)(c)(f)	10/13/2043	3,656,688
7,447,000	DBGS Mortgage Trust, Series 2018-5BP-D (1 Month LIBOR USD + 1.50%, 1.35% Floor)	4.32%	(a)	06/15/2033	6,905,334
5,161,000	DBJPM Mortgage Trust, Series 2016-C1-B	4.20%	(c)	05/12/2049	4,724,481
105,407,765	DBJPM Mortgage Trust, Series 2016-C1-XA	1.52%	(c)(f)	05/10/2049	3,816,351
59,788,410	DBJPM Mortgage Trust, Series 2020-C9-XA	1.83%	(c)(f)	08/15/2053	4,358,778
5,750,000	DOLP Trust, Series 2021-NYC-E	3.70%	(a)(c)	05/10/2041	4,081,753
11,475,000	DOLP Trust, Series 2021-NYC-F	3.70%	(a)(c)	05/10/2041	7,839,485
6,520,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.09%	(a)(c)	12/12/2036	5,746,459
1,479,905	FREMF Mortgage Trust, Series 2017-KF34-B (1 Month LIBOR USD + 2.70%, 2.55% Floor)	5.25%	(a)	08/25/2024	1,477,843
3,882,066	FREMF Mortgage Trust, Series 2017-KF36-B (1 Month LIBOR USD + 2.65%, 2.65% Floor)	5.20%	(a)	08/25/2024	3,876,345
1,544,881	FS Rialto, Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	4.14%	(a)	12/16/2036	1,539,622
68,881,000	Great Wolf Trust, Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	5.55%	(a)	12/15/2036	65,584,879
75,048,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	5.95%	(a)	12/15/2036	71,101,751
25,725,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%)	4.42%	(a)	09/15/2037	25,085,785
14,873,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(a)	09/15/2037	14,614,002
6,083,000	Greystone Commercial Real Estate Notes, Series 2021-FL3-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.47%	(a)	07/15/2039	5,535,913
16,846,576	GS Mortgage Securities Corporation Trust, Series 2013-GC10-XA	1.60%	(c)(f)	02/10/2046	18,022
3,443,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSA	5.07%	(a)(c)	07/12/2051	3,239,231
6,834,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSB	5.07%	(a)(c)	07/12/2051	6,251,570
9,287,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSC	5.07%	(a)(c)	07/12/2051	8,260,816
8,990,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSD	5.07%	(a)(c)	07/12/2051	7,715,167
11,236,750	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSE	5.07%	(a)(c)	07/12/2051	9,402,944
16,399,000	GS Mortgage Securities Corporation Trust, Series 2018-LUAU-A (1 Month LIBOR USD + 1.00%)	3.82%	(a)	11/15/2032	15,976,247
15,571,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-A (1 Month LIBOR USD + 1.15%, 0.90% Floor)	3.97%	(a)	07/15/2031	15,198,687
3,897,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-D (1 Month LIBOR USD + 1.85%, 1.60% Floor)	4.67%	(a)	07/15/2031	3,612,679
11,950,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-E (1 Month LIBOR USD + 2.35%, 2.10% Floor)	5.17%	(a)	07/15/2031	10,918,844
11,242,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-F (1 Month LIBOR USD + 3.05%, 2.80% Floor)	5.87%	(a)	07/15/2031	9,949,411
4,648,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-G (1 Month LIBOR USD + 4.17%, 3.93% Floor)	6.99%	(a)	07/15/2031	3,853,192
7,561,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-D	3.35%	(a)(c)	03/12/2037	6,684,901
6,760,500	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-F	3.35%	(a)(c)	03/12/2037	5,676,851
56,900,000	GS Mortgage Securities Corporation Trust, Series 2021-1HTL-A (1 Month LIBOR USD + 3.48%, 3.48% Floor)	6.18%	(a)	10/16/2023	56,275,750
3,280,000	GS Mortgage Securities Corporation Trust, Series 2021-ARDN-E (1 Month LIBOR USD + 3.35%, 3.35% Floor)	6.17%	(a)	11/17/2036	3,041,514
16,787,000	GS Mortgage Securities Corporation Trust, Series 2021-ARDN-G (1 Month LIBOR USD + 5.00%, 5.00% Floor)	7.82%	(a)	11/17/2036	15,036,030
605,665	GS Mortgage Securities Trust, Series 2011-GC3-X	0.00%	(a)(c)(f)	03/10/2044	6
4,000,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.45%	(c)	02/12/2048	3,729,659
199,110,251	GS Mortgage Securities Trust, Series 2015-GC28-XA	1.12%	(c)(f)	02/12/2048	3,466,052
204,323,350	GS Mortgage Securities Trust, Series 2015-GC32-XA	0.86%	(c)(f)	07/10/2048	3,301,273
153,228,996	GS Mortgage Securities Trust, Series 2015-GC34-XA	1.37%	(c)(f)	10/10/2048	4,392,340
64,946,700	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.91%	(c)(f)	11/10/2048	1,286,776
40,713,746	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.89%	(c)(f)	05/12/2049	1,943,910
261,425,609	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.32%	(c)(f)	10/13/2049	9,524,885
48,731,243	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.69%	(c)(f)	11/15/2049	908,511
181,618,419	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.23%	(c)(f)	08/12/2050	6,827,636
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.48%	(c)(f)	08/12/2050	1,368,071
201,552,923	GS Mortgage Securities Trust, Series 2018-GS9-XA	0.57%	(c)(f)	03/10/2051	3,643,170
60,499,213	GS Mortgage Securities Trust, Series 2019-GC38-XA	1.11%	(c)(f)	02/12/2052	2,700,878
17,019,925	GS Mortgage Securities Trust, Series 2019-GC39-XA	1.28%	(c)(f)	05/10/2052	820,030
181,431,758	GS Mortgage Securities Trust, Series 2020-GC45-XA	0.79%	(c)(f)	02/14/2053	6,205,601
55,975,881	GS Mortgage Securities Trust, Series 2020-GSA2-XA	1.84%	(a)(c)(f)	12/12/2053	5,344,247
5,692,000	Hilton USA Trust, Series 2016-SFP-A	2.83%	(a)	11/07/2035	5,501,383
27,658,754	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.97%	(a)	11/17/2036	26,074,377
5,973,390	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18-X	1.06%	(c)(f)	06/12/2047	133
835,782	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20-X1	0.00%	(a)(c)(f)	02/12/2051	1
9,535,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20-B	4.40%	(c)	07/17/2047	9,094,341
51,929,495	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1-XA	1.05%	(c)(f)	01/15/2049	1,265,776
905,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-C (1 Month LIBOR USD + 1.45%, 1.34% Floor)	4.27%	(a)	02/15/2035	864,679
11,745,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.88%	(a)(c)	01/07/2031	11,603,453
9,343,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-MINN-E (1 Month LIBOR USD + 2.75%, 3.50% Floor)	5.57%	(a)	11/15/2035	8,035,738
5,831,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54%	(a)(c)	07/08/2033	5,602,057
6,097,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-FFX	5.54%	(a)(c)	07/08/2033	5,813,266
7,366,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-ACE-C	3.82%	(a)(c)	01/12/2037	6,829,107
40,424,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97%	(a)	01/16/2037	34,446,786
1,900,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC-E (1 Month LIBOR USD + 2.45%, 2.45% Floor)	5.27%	(a)	04/15/2038	1,791,672
68,353,890	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.91%	(c)(f)	02/15/2047	486,652
4,787,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.80%	(c)	08/16/2047	4,377,086
156,482,547	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.96%	(c)(f)	11/18/2047	2,211,537
163,181,670	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.09%	(c)(f)	01/17/2048	2,526,689
13,992,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.44%	(c)	02/18/2048	12,839,291
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.94%	(a)(c)	02/18/2048	8,551,297
10,663,088	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.28%	(c)	10/19/2048	9,788,509
30,780,330	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	1.09%	(c)(f)	10/19/2048	484,646
31,082,955	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.72%	(c)(f)	05/15/2048	372,654
125,435,464	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.58%	(c)(f)	07/15/2048	1,278,200
23,865,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.81%	(c)	11/15/2048	18,436,844
58,841,469	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.29%	(c)(f)	11/15/2048	1,153,410
7,394,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.89%	(c)	03/17/2049	6,771,340
18,768,867	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-XA	1.37%	(c)(f)	03/17/2049	532,636
1,725,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5-C	3.93%	(c)	03/17/2050	1,437,710
89,806,894	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5-XA	1.63%	(c)(f)	06/14/2052	5,906,366
108,084,589	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.65%	(c)(f)	06/17/2049	4,296,384
141,708,789	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5-XA	1.04%	(c)(f)	03/17/2050	4,063,386
187,513,746	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7-XA	0.99%	(c)(f)	10/17/2050	5,610,543
1,844,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8-C	4.99%	(c)	06/16/2051	1,593,040
13,604,000	JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6-AS	3.41%	(c)	11/18/2052	11,532,620
1,435,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-B	3.29%	(c)	05/15/2053	1,157,302
280,007,745	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-XA	1.78%	(c)(f)	05/15/2053	22,016,449
7,875,000	KKR Industrial Portfolio Trust, Series 2021-KDIP-F (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.87%	(a)	12/15/2037	7,306,099
13,713,000	LCCM Trust, Series 2021-FL3-A (1 Month LIBOR USD + 1.45%, 1.45% Floor)	4.27%	(a)	11/17/2036	13,126,769
15,169,003	LMREC, Inc., Series 2019-CRE3-A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	4.46%	(a)	12/24/2035	14,981,438
40,799	LoanCore Issuer Ltd., Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	3.95%	(a)	05/15/2028	41,015
39,811,976	LoanCore Issuer Ltd., Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	4.32%	(a)	05/15/2036	39,356,209
12,625,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	4.52%	(a)	05/15/2036	12,529,315
5,360,000	LSTAR Commercial Mortgage Trust, Series 2015-3-D	3.30%	(a)(c)	04/22/2048	4,695,819
16,428,788	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.95%	(a)(c)(f)	03/11/2050	360,168
25,000,000	M360 Ltd., Series 2021-CRE3-A (1 Month LIBOR USD + 1.50%, 1.50% Floor)	4.55%	(a)	11/22/2038	24,455,575
7,162,000	M360 Ltd., Series 2021-CRE3-B (1 Month LIBOR USD + 2.25%, 2.25% Floor)	5.30%	(a)	11/22/2038	7,067,927
5,731,000	Manhattan West Mortgage Trust, Series 2020-1MW-C	2.41%	(a)(c)	09/12/2039	4,645,845
16,733,000	Med Trust, Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	8.07%	(a)	11/15/2038	15,491,313
539,666	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	2.01%	(c)(f)	11/15/2026	28
4,804,671	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-A (Secured Overnight Financing Rate 1 Month + 0.96%, 0.85% Floor)	3.81%	(a)	03/17/2031	4,732,351
10,000,000	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-AS (Secured Overnight Financing Rate 1 Month + 1.31%, 1.20% Floor)	4.16%	(a)	03/17/2031	9,757,960
12,625,000	MFT Trust, Series 2020-ABC-A	3.36%	(a)	02/12/2042	10,098,543
5,326,000	MFT Trust, Series 2020-ABC-B	3.59%	(a)(c)	02/12/2042	4,160,042
4,220,000	MHC Commercial Mortgage Trust, Series 2021-MHC-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	3.62%	(a)	04/15/2038	4,068,608
1,000,000	MKT Mortgage Trust, Series 2020-525M-F	3.04%	(a)(c)	02/12/2040	619,250
11,401,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30%	(a)(c)	10/18/2030	9,405,442
128,614,817	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.71%	(c)(f)	10/15/2046	380,533
21,738,543	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.38%	(c)(f)	02/16/2046	15,674
13,450,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.62%	(c)	10/15/2047	12,567,875
6,693,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/17/2047	6,066,838
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.60%	(c)	02/15/2048	5,097,527
182,350,755	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.40%	(c)(f)	02/18/2048	3,587,861
14,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.65%	(c)	12/15/2047	13,199,284
132,517,175	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.31%	(c)(f)	01/15/2049	3,735,089
7,564,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.41%	(c)	11/18/2049	6,277,575
40,546,364	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-XA	1.41%	(c)(f)	05/17/2050	1,682,617
15,717,919	Morgan Stanley Capital Trust, Series 2006-HQ10-X1	0.59%	(a)(c)(f)	11/12/2041	93,181
7,137,000	Morgan Stanley Capital Trust, Series 2015-UBS8-B	4.32%	(c)	12/17/2048	6,411,617
25,025,017	Morgan Stanley Capital Trust, Series 2015-UBS8-XA	1.02%	(c)(f)	12/17/2048	546,764
15,461,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.97%	(a)	11/15/2034	14,712,177
5,023,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	7.17%	(a)	11/15/2034	4,568,218
141,952,320	Morgan Stanley Capital Trust, Series 2017-H1-XA	1.48%	(c)(f)	06/17/2050	5,663,926
4,661,000	Morgan Stanley Capital Trust, Series 2017-HR2-C	4.48%	(c)	12/16/2050	4,081,555
8,000,000	Morgan Stanley Capital Trust, Series 2018-MP-E	4.42%	(a)(c)	07/12/2040	5,866,728
10,748,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.87%	(a)	07/16/2035	10,329,422
5,305,000	Morgan Stanley Capital Trust, Series 2019-H7-AS	3.52%		07/17/2052	4,584,882
77,580,721	Morgan Stanley Capital Trust, Series 2019-L2-XA	1.17%	(c)(f)	03/15/2052	3,832,557
3,845,000	Morgan Stanley Capital Trust, Series 2019-L3-AS	3.49%		11/18/2052	3,328,143
156,719,188	Morgan Stanley Capital Trust, Series 2019-L3-XA	0.76%	(c)(f)	11/18/2052	5,435,946
3,355,000	Morgan Stanley Capital Trust, Series 2019-NUGS-D (1 Month LIBOR USD + 1.80%, 3.30% Floor)	4.62%	(a)	12/15/2036	3,178,315
1,315,000	Morgan Stanley Capital Trust, Series 2019-PLND-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	4.12%	(a)	05/15/2036	1,265,866
6,002,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.97%	(a)	05/15/2036	5,539,289
2,200,000	Morgan Stanley Capital Trust, Series 2020-HR8-B	2.70%		07/17/2053	1,695,595
24,004,000	Morgan Stanley Capital Trust, Series 2020-L4-B	3.08%		02/18/2053	19,293,241
287,233,794	Morgan Stanley Capital Trust, Series 2020-L4-XA	1.20%	(c)(f)	02/18/2053	17,171,009
4,353,603	Morgan Stanley Capital Trust, Series 2021-ILP-A (1 Month LIBOR USD + 0.78%, 0.78% Floor)	3.60%	(a)	11/17/2036	4,169,015
17,924,725	Morgan Stanley Capital Trust, Series 2021-ILP-D (1 Month LIBOR USD + 1.58%, 1.58% Floor)	4.39%	(a)	11/17/2036	16,625,842
10,779,000	Morgan Stanley Capital Trust, Series 2021-L6-C	3.58%	(c)	06/17/2054	8,158,431
7,794,000	MRCD Mortgage Trust, Series 2019-PARK-F	2.72%	(a)	12/15/2036	6,709,293
32,926,000	MRCD Mortgage Trust, Series 2019-PARK-G	2.72%	(a)	12/15/2036	27,814,604
1,160,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.87%	(a)	10/15/2037	1,079,347
8,185,469	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.77%	(a)	06/15/2035	7,926,325
13,188,800	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-D	3.75%	(a)	12/16/2038	12,089,471
14,792,000	NLY Commercial Mortgage Trust, Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.42%	(a)	02/15/2036	14,817,487
3,725,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.72%	(a)	02/15/2036	3,719,353
4,425,000	NLY Commercial Mortgage Trust, Series 2019-FL2-C (1 Month LIBOR USD + 2.35%, 2.35% Floor)	5.17%	(a)	02/15/2036	4,423,283
7,357,491	OPG Trust, Series 2021-PORT-D (1 Month LIBOR USD + 1.13%, 1.13% Floor)	3.95%	(a)	10/15/2036	6,729,100
14,577,222	OPG Trust, Series 2021-PORT-J (1 Month LIBOR USD + 3.35%)	6.16%	(a)	10/15/2036	13,161,825
669,435	PFP Ltd., Series 2021-7-A (1 Month LIBOR USD + 0.85%)	3.67%	(a)	04/16/2038	653,390
37,079,000	SLG Office Trust, Series 2021-OVA-F	2.85%	(a)	07/17/2041	24,717,495
4,352,232	SMR Mortgage Trust, Series 2022-IND-G (Secured Overnight Financing Rate 1 Month + 7.50%, 7.50% Floor)	10.35%	(a)	02/15/2039	4,110,466
2,985,000	Soho Trust, Series 2021-SOHO-B	2.79%	(a)(c)	08/12/2038	2,270,128
1,629,000	SREIT Trust, Series 2021-IND-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	5.35%	(a)	10/15/2038	1,474,365
56,592,000	SREIT Trust, Series 2021-IND-G (1 Month LIBOR USD + 3.27%)	6.08%	(a)	10/15/2038	49,976,967
32,600,000	SREIT Trust, Series 2021-MFP2-J (1 Month LIBOR USD + 3.92%)	6.73%	(a)	11/17/2036	30,183,466
5,300,000	SREIT Trust, Series 2021-MFP-E (1 Month LIBOR USD + 2.03%, 2.03% Floor)	4.84%	(a)	11/15/2038	4,958,207
7,562,909	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.48%, 3.18% Floor)	6.12%	(a)	11/13/2034	7,114,039
530,728	TRTX Issuer Ltd., Series 2019-FL3-A (Secured Overnight Financing Rate 1 Month + 1.26%, 1.15% Floor)	4.19%	(a)	10/17/2034	531,524
31,066,000	TRTX Issuer Ltd., Series 2019-FL3-AS (Secured Overnight Financing Rate 1 Month + 1.56%, 1.45% Floor)	4.49%	(a)	10/17/2034	30,891,409
12,261,000	TRTX Issuer Ltd., Series 2021-FL4-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	4.14%	(a)	03/17/2038	12,035,900
24,850,897	TTAN, Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	5.72%	(a)	03/15/2038	22,879,649
8,000,000	UBS Commercial Mortgage Trust, Series 2017-C1-C	4.44%		06/17/2050	6,739,106
84,548,602	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.69%	(c)(f)	06/17/2050	4,524,517
1,154,000	UBS Commercial Mortgage Trust, Series 2017-C2-C	4.30%	(c)	08/17/2050	992,281
6,857,000	UBS Commercial Mortgage Trust, Series 2017-C3-B	4.09%	(c)	08/17/2050	5,832,199
10,746,728	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.27%	(c)(f)	08/17/2050	379,033
3,561,000	UBS Commercial Mortgage Trust, Series 2017-C4-B	4.24%	(c)	10/17/2050	3,175,239
2,886,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.70%	(c)	12/16/2050	2,549,792
1,500,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	5.12%	(c)	03/17/2051	1,309,010
40,556,455	UBS Commercial Mortgage Trust, Series 2018-C9-XA	1.09%	(c)(f)	03/17/2051	1,590,073
8,350,000	UBS Commercial Mortgage Trust, Series 2019-C17-AS	3.20%		10/18/2052	7,047,020
14,858,000	UBS Commercial Mortgage Trust, Series 2019-C18-AS	3.38%	(c)	12/17/2052	12,634,274
9,705,000	UBS Commercial Mortgage Trust, Series 2019-C18-B	3.68%	(c)	12/17/2052	8,153,031
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/17/2047	4,092,008
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07%	(c)	02/18/2048	10,508,748
353,508,606	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.34%	(c)(f)	02/18/2048	7,848,598
3,187,500	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/18/2048	2,813,415
189,117,015	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.99%	(c)(f)	02/18/2048	2,990,356
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.75%	(c)	11/15/2048	8,832,444
120,753,083	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.11%	(c)(f)	11/15/2048	2,822,627
225,247,352	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.43%	(c)(f)	04/15/2050	5,109,038
3,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.71%	(c)	09/15/2058	2,789,640
8,438,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-C	4.42%	(c)	07/17/2058	7,755,936
85,630,660	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.09%	(c)(f)	12/17/2048	2,083,060
10,085,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.88%	(c)	01/17/2059	9,292,917
4,250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-B	4.09%		06/17/2049	3,800,993
5,888,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-C	5.24%	(c)	06/17/2049	5,165,549
2,390,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35-B	3.44%		07/17/2048	2,123,458
10,988,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37-C	4.64%	(c)	12/17/2049	9,774,972
5,890,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24-C	4.58%	(c)	10/18/2049	5,256,198
2,155,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-C	4.53%	(c)	11/18/2049	1,926,170
100,830,851	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.73%	(c)(f)	11/18/2049	4,629,134
189,719,944	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.25%	(c)(f)	09/16/2050	7,350,832
8,014,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C41-C	4.64%	(c)	11/17/2050	6,809,049
1,904,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-C	4.30%	(c)	12/16/2050	1,646,883
49,169,480	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-XA	1.01%	(c)(f)	12/16/2050	1,756,840
1,758,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-C	4.59%		01/16/2060	1,565,746
145,534,121	Wells Fargo Commercial Mortgage Trust, Series 2018-C43-XA	0.75%	(c)(f)	03/17/2051	3,707,147
128,253,036	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-XA	1.60%	(c)(f)	05/17/2052	8,410,065
3,193,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-B	3.84%	(c)	06/17/2052	2,733,173
48,406,715	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-XA	1.48%	(c)(f)	06/17/2052	2,930,165
24,972,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-AS	3.14%		08/16/2052	20,814,631
77,530,287	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.75%	(c)(f)	08/15/2052	5,705,322
5,000,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C53-C	3.58%	(c)	10/18/2052	3,971,259
142,290,737	Wells Fargo Commercial Mortgage Trust, Series 2019-C54-XA	0.96%	(c)(f)	12/17/2052	6,227,240
28,088,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-AS	2.94%		02/18/2053	22,939,852
52,886,315	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-XB	0.95%	(c)(f)	02/18/2053	2,524,412
161,346,664	Wells Fargo Commercial Mortgage Trust, Series 2020-C56-XA	1.53%	(c)(f)	06/17/2053	11,115,285
96,525,500	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-XA	2.00%	(c)(f)	07/17/2053	9,772,367
174,605,544	Wells Fargo Commercial Mortgage Trust, Series 2021-C61-XA	1.50%	(c)(f)	11/18/2054	13,493,324
2,022,574	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-C (1 Month LIBOR USD + 1.80%, 1.80% Floor)	4.62%	(a)	02/15/2040	1,893,834
659,041	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	5.32%	(a)	02/15/2040	611,693
1,658,965	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-E (1 Month LIBOR USD + 3.65%, 3.65% Floor)	6.47%	(a)	02/15/2040	1,537,529
91,139,451	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.94%	(c)(f)	12/17/2046	637,438
125,244,928	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.13%	(c)(f)	03/15/2047	1,098,498
10,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C21-B	4.21%	(c)	08/16/2047	9,414,593
3,147,000	WF-RBS Commercial Mortgage Trust, Series 2014-C21-C	4.23%	(c)	08/16/2047	2,873,728
162,252,982	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	0.94%	(c)(f)	11/18/2047	2,201,270

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,032,005,024)					3,258,851,289

Non-Agency Residential Collateralized Mortgage Obligations - 27.7%
92,750,051	ABFC Trust, Series 2007-WMC1-A1A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	4.33%		06/25/2037	68,260,541
12,875,000	Accredited Mortgage Loan Trust, Series 2006-1-M2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	1.02%		04/25/2036	9,147,691
13,085,000	Accredited Mortgage Loan Trust, Series 2006-2-M2 (1 Month LIBOR USD + 0.29%, 0.29% Floor)	3.37%		09/25/2036	9,587,708
1,600,972	ACE Securities Corporation Home Equity Loan Trust, Series 2007-ASP1-A2C (1 Month LIBOR USD + 0.52%, 0.52% Floor)	3.60%		03/25/2037	791,697
11,591,378	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.24%, 0.24% Floor)	3.32%		01/26/2037	7,542,407
2,701,064	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.34%, 0.34% Floor)	3.42%		01/26/2037	1,757,544
2,532,248	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.50%, 0.50% Floor)	3.58%		01/26/2037	1,647,669
74,250,493	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		11/25/2036	26,942,296
4,074,742	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	3.15%		11/25/2036	1,852,342
4,405,112	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2D (1 Month LIBOR USD + 0.22%, 0.22% Floor)	3.30%		11/25/2036	2,019,706
2,911,550	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor)	3.36%		02/25/2037	1,324,104
2,552,442	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2D (1 Month LIBOR USD + 0.37%, 0.37% Floor)	3.45%		02/25/2037	1,160,765
3,033,095	Adjustable Rate Mortgage Trust, Series 2004-4-CB1 (1 Month LIBOR USD + 1.15%, 1.15% Floor, 10.00% Cap)	4.23%		03/25/2035	2,514,484
668,978	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	2.91%	(c)	01/25/2036	610,755
20,047,334	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	3.48%	(c)	02/25/2036	12,868,291
1,707,189	Adjustable Rate Mortgage Trust, Series 2005-4-2A1	3.05%	(c)	08/25/2035	1,601,224
141,130	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	3.64%	(c)	10/25/2035	135,023
4,353,266	Adjustable Rate Mortgage Trust, Series 2005-8-3A21	3.59%	(c)	11/25/2035	3,478,088
11,661,308	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	3.73%	(c)	03/25/2036	7,246,827
7,018,365	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	3.67%	(c)	05/25/2036	6,369,837
10,289,180	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	3.93%	(c)	05/25/2036	2,870,945
5,622,389	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.75%	(c)	03/25/2037	4,996,326
909,507	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	3.95%	(a)(c)	11/25/2037	903,721
279,882	Aegis Asset Backed Securities Corporation Mortgage Pass-Through Certificates, Series 2003-2-M2 (1 Month LIBOR USD + 2.55%, 2.55% Floor)	5.63%		11/25/2033	255,165
800,034	Aegis Asset Backed Securities Corporation Mortgage Pass-Through Certificates, Series 2004-1-M2 (1 Month LIBOR USD + 2.03%, 2.03% Floor)	5.11%		04/25/2034	725,692
617,792	Aegis Asset Backed Securities Corporation Mortgage Pass-Through Certificates, Series 2004-2-M2 (1 Month LIBOR USD + 1.95%, 1.95% Floor)	5.03%		06/26/2034	590,303
5,692,987	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 15.00% Cap)	4.08%		03/25/2035	5,433,140
10,154,026	Aegis Asset Backed Securities Trust, Series 2006-1-A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor, 12.00% Cap)	3.25%		01/25/2037	8,011,301
37,250,215	Ajax Master Trust, Series 2016-1-PC	3.73%	(a)(c)	01/01/2057	28,259,496
40,135,769	Ajax Master Trust, Series 2016-2-PC	3.28%	(a)(c)	10/25/2056	33,731,622
47,896,518	Ajax Master Trust, Series 2017-1-PC	3.63%	(a)(c)	06/25/2057	41,561,820
19,483,029	Ajax Mortgage Loan Trust, Series 2020-D-A	2.25%	(a)(l)	06/25/2060	18,422,909
20,000,000	AlphaFlow Transitional Mortgage Trust, Series 2021-WL1-A1	3.28%	(a)(l)	01/25/2026	19,343,216
3,376,508	American Home Mortgage Assets Trust, Series 2006-2-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	3.46%		09/25/2046	2,955,401
3,044,721	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 11.00% Cap)	3.68%		11/25/2045	2,230,272
13,489,757	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	5.35%		11/25/2045	6,655,964
2,146,383	American Home Mortgage Investment Trust, Series 2006-2-3A4	7.10%		06/25/2036	392,929
7,248,123	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60%	(a)	01/25/2037	1,454,766
6,862,903	Ameriquest Mortgage Securities Trust, Series 2004-FR1-M1	3.99%		05/25/2034	6,526,418
111,298,239	Ameriquest Mortgage Securities Trust, Series 2006-M3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	3.26%		10/25/2036	65,521,841
5,515,071	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.20%, 1.20% Floor)	4.28%		10/25/2032	4,315,812
41,588,000	AMSR Trust, Series 2019-SFR1-E	3.47%	(a)	01/20/2039	36,416,262
30,156,000	AMSR Trust, Series 2020-SFR4-G1	4.00%	(a)	11/19/2037	27,237,234
10,000,000	AMSR Trust, Series 2020-SFR5-F	2.69%	(a)	11/19/2037	8,932,836
6,500,000	AMSR Trust, Series 2021-SFR3-E1	2.33%	(a)	10/09/2026	5,493,834
11,000,000	AMSR Trust, Series 2021-SFR3-E2	2.43%	(a)	10/09/2026	9,295,126
18,500,000	AMSR Trust, Series 2021-SFR3-F	3.23%	(a)	10/09/2026	15,565,920
6,500,000	AMSR Trust, Series 2021-SFR4-D	2.77%	(a)	12/17/2038	5,527,481
10,500,000	AMSR Trust, Series 2021-SFR4-E1	2.97%	(a)	12/17/2038	8,842,149
10,500,000	Angel Oak Mortgage Trust LLC, Series 2019-2-M1	4.07%	(a)(c)	03/25/2049	10,318,918
9,121,000	Angel Oak Mortgage Trust LLC, Series 2021-7-M1	3.26%	(a)(c)	10/25/2066	6,212,054
9,652,851	Argent Securities Trust, Series 2004-W11-M6 (1 Month LIBOR USD + 1.88%, 1.88% Floor)	4.96%		11/25/2034	8,341,945
12,902,904	Argent Securities Trust, Series 2006-W5-A1A (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%		06/25/2036	8,771,875
1,693,258	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.68%, 1.68% Floor)	4.76%		06/26/2034	1,609,318
20,502,196	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE7-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		11/25/2036	18,231,928
474,266	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	378,378
2,436,462	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	2,165,050
1,793,107	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	1,571,859
2,260,124	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	1,968,358
537,015	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.10%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	473,929
1,245,610	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	1,046,420
8,371,140	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.50%		10/25/2036	2,547,167
1,654,989	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	3.42%	(f)(g)	11/25/2036	138,113
589,828	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	3.53%		11/25/2036	484,391
2,874,780	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	2,459,573
475,203	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	389,050
2,451,740	Banc of America Funding Trust, Series 2006-2-3A1	6.00%		03/25/2036	2,148,716
76,199	Banc of America Funding Trust, Series 2006-2-4A1 (-3 x 1 Month LIBOR USD + 22.80%, 22.80% Cap)	13.55%	(g)	03/25/2036	72,204
183,887	Banc of America Funding Trust, Series 2006-2-6A2	5.50%		03/25/2036	170,152
298,463	Banc of America Funding Trust, Series 2006-3-1A1	6.00%		03/25/2036	262,504
237,332	Banc of America Funding Trust, Series 2006-3-6A1	6.38%	(c)	03/25/2036	229,131
1,335,445	Banc of America Funding Trust, Series 2006-6-1A7	6.25%		08/25/2036	1,172,714
551,722	Banc of America Funding Trust, Series 2006-7-T2A5	6.54%		10/25/2036	476,969
2,600,438	Banc of America Funding Trust, Series 2006-7-T2A8	6.41%		10/25/2036	2,255,132
675,362	Banc of America Funding Trust, Series 2006-8T2-A8	6.10%		10/25/2036	579,346
302,875	Banc of America Funding Trust, Series 2006-B-7A1	2.61%	(c)	03/20/2036	258,752
4,371,771	Banc of America Funding Trust, Series 2006-D-6A1	2.90%	(c)	05/20/2036	3,540,280
132,156	Banc of America Funding Trust, Series 2006-H-3A1	3.88%	(c)	09/20/2046	113,862
47,147,509	Banc of America Funding Trust, Series 2006-H-5A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 10.50% Cap)	3.35%		10/20/2036	19,235,453
534,913	Banc of America Funding Trust, Series 2007-1-TA10	6.34%		01/25/2037	472,585
700,544	Banc of America Funding Trust, Series 2007-3-TA1B	5.83%	(c)	04/25/2037	614,362
1,245,499	Banc of America Funding Trust, Series 2007-5-1A1	5.50%		07/25/2037	942,641
866,483	Banc of America Funding Trust, Series 2009-R14A-3A (-2 x 1 Month LIBOR USD + 16.57%, 5.50% Floor, 16.57% Cap)	10.64%	(a)(g)	06/26/2035	791,537
1,161,937	Banc of America Funding Trust, Series 2009-R15A-4A2	5.75%	(a)(c)	12/29/2036	963,397
675,471	Banc of America Funding Trust, Series 2010-R1-3A (-2 x 1 Month LIBOR USD + 14.28%, 6.00% Floor, 14.28% Cap)	10.50%	(a)(g)	07/28/2036	632,188
5,264,166	Banc of America Funding Trust, Series 2014-R6-3A2	2.71%	(a)(c)(j)	10/28/2036	4,670,918
13,293,546	Banc of America Funding Trust, Series 2014-R8-A2 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	3.32%	(a)	06/26/2036	11,113,495
21,646,359	Banc of America Funding Trust, Series 2015-R2-4A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	3.00%	(a)	09/29/2036	17,646,257
1,351,482	Banc of America Mortgage Trust, Series 2006-1-A9	6.00%		05/25/2036	1,124,079
162,232	Banc of America Mortgage Trust, Series 2007-1-2A5	5.75%		01/25/2037	132,329
3,739,938	Banc of America Mortgage Trust, Series 2007-3-2A8	7.00%		09/25/2037	3,154,120
6,450,108	BankUnited Trust, Series 2005-1-2A1	3.46%	(c)	09/25/2045	5,843,763
871,239	Bayview Commercial Asset Trust, Series 2007-3-A2 (1 Month LIBOR USD + 0.29%)	3.37%	(a)	07/25/2037	783,367
2,928,505	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C-2A4 (1 Month LIBOR USD + 0.42%)	3.53%		11/28/2036	2,690,594
27,350,506	BCAP LLC Trust, Series 2007-AA2-11A (1 Month LIBOR USD + 0.38%, 0.38% Floor)	3.46%	(a)	05/25/2047	27,713,452
2,079,305	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	1,135,350
2,251,111	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	1,197,860
10,273,615	BCAP LLC Trust, Series 2008-RR3-A1B	6.67%	(a)(c)	10/25/2036	3,721,548
1,558,800	BCAP LLC Trust, Series 2009-RR13-18A2	4.72%	(a)(c)	07/26/2037	909,609
2,724,655	BCAP LLC Trust, Series 2009-RR4-4A2	5.75%	(a)(c)	02/26/2036	1,456,901
6,557,064	BCAP LLC Trust, Series 2010-RR6-7A10	6.00%	(a)(c)	02/26/2037	3,210,742
1,170,376	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	3.94%	(c)	02/25/2036	1,033,383
2,665,412	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	3.61%	(c)	10/25/2036	2,289,675
3,082,506	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	2.73%	(c)	02/25/2047	2,777,468
923,616	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.21%	(c)	02/25/2047	882,445
11,994,103	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-2-2A1 (12 Month LIBOR USD + 1.88%, 1.88% Floor, 11.15% Cap)	2.12%		12/25/2046	10,114,063
275,011	Bear Stearns ALT-A Trust, Series 2004-11-2A3	3.71%	(c)	11/25/2034	272,609
5,145,478	Bear Stearns ALT-A Trust, Series 2006-1-11A1 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 11.50% Cap)	3.56%		02/25/2036	5,059,197
14,200,854	Bear Stearns ALT-A Trust, Series 2006-3-21A1	2.88%	(c)	05/25/2036	11,210,168
4,261,805	Bear Stearns ALT-A Trust, Series 2006-5-1A1 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	3.42%		08/25/2036	3,621,094
6,860,805	Bear Stearns ALT-A Trust, Series 2006-6-2A1	3.53%	(c)	11/25/2036	3,554,240
3,287,877	Bear Stearns ALT-A Trust, Series 2006-8-2A1	3.02%	(c)	08/25/2046	2,408,010
6,009,814	Bear Stearns ALT-A Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.50% Cap)	3.40%		01/25/2047	5,192,616
3,009,738	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	5.50%		08/25/2034	2,879,069
6,322,528	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75%		04/25/2035	5,374,523
2,070,037	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75%		04/25/2035	1,874,684
30,028,037	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6-22A	5.22%	(c)	09/25/2035	24,888,204
4,872,587	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00%		10/25/2035	3,335,976
8,501,668	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25%		02/25/2036	4,635,431
1,554,542	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.75%		12/25/2036	1,519,216
3,668,432	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	3.24%		01/25/2037	3,635,467
25,949,010	Bear Stearns Asset Backed Securities Trust, Series 2007-HE4-2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	3.30%		05/26/2037	24,373,724
13,003,640	Bear Stearns Asset Backed Securities Trust, Series 2007-HE6-2A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	4.13%		08/25/2037	11,759,359
1,145,526	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	650,901
1,288,451	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	714,024
1,625,524	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	3.35%	(c)	10/25/2036	1,187,669
7,080,906	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 10.50% Cap)	3.48%		11/25/2036	6,252,561
3,123,687	Bear Stearns Mortgage Funding Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	3.26%		12/25/2037	2,852,023
7,179,470	Bear Stearns Mortgage Funding Trust, Series 2007-AR3-22A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.50% Cap)	3.24%		04/25/2037	7,018,940
8,302,697	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	3.40%		11/25/2036	8,057,197
6,583,544	BNC Mortgage Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	3.24%		03/25/2037	6,201,163
5,965,821	BNC Mortgage Loan Trust, Series 2007-4-A4 (1 Month LIBOR USD + 1.50%, 1.50% Floor)	4.58%		11/25/2037	5,067,276
24,422,339	BNPP Mortgage Securities LLC Trust, Series 2009-1-B1	6.00%	(a)	08/27/2037	13,549,941
100,200,000	CAFL Issuer LLC, Series 2021-RTL1-A1	2.24%	(a)(l)	03/28/2029	90,883,043
12,750,000	CAFL Issuer LLC, Series 2021-RTL1-A2	3.10%	(a)(l)	03/28/2029	11,383,528
4,413,457	Carrington Mortgage Loan Trust, Series 2006-FRE2-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor, 12.50% Cap)	3.20%		03/25/2035	3,688,896
21,281,142	Carrington Mortgage Loan Trust, Series 2006-FRE2-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	3.24%		09/25/2036	17,788,347
6,550,174	Carrington Mortgage Loan Trust, Series 2006-FRE2-A4 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 12.50% Cap)	3.33%		09/25/2036	5,475,733
4,958,170	Carrington Mortgage Loan Trust, Series 2006-NC3-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 12.50% Cap)	3.23%		07/25/2036	4,684,505
46,712,026	Carrington Mortgage Loan Trust, Series 2006-NC4-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	3.24%		07/25/2036	44,989,557
26,356,117	Carrington Mortgage Loan Trust, Series 2006-NC5-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 14.50% Cap)	3.23%		10/25/2036	22,138,013
15,026,989	Carrington Mortgage Loan Trust, Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	3.22%		09/25/2036	14,202,439
18,527,057	Cascade MH Asset Trust, Series 2019-MH1-A	4.00%	(a)(c)	11/25/2044	17,385,286
2,750,000	Centex Home Equity Loan Trust, Series 2004-A-AF5	5.43%		01/25/2034	2,411,258
108,683	Chase Funding Trust, Series 2003-4-2M1 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.98%		03/25/2033	107,749
2,847,854	Chase Mortgage Finance Trust, Series 2005-A1-2A4	2.97%	(c)	12/25/2035	2,676,427
7,102,105	Chase Mortgage Finance Trust, Series 2006-S1-A5	6.50%		05/25/2036	3,570,547
6,933,341	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	3,121,125
4,769,696	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	2,260,985
13,247,755	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	6,539,110
3,029,194	Chase Mortgage Finance Trust, Series 2007-A2-6A4	3.34%	(c)	07/25/2037	2,695,809
3,945,582	Chase Mortgage Finance Trust, Series 2007-S1-A7	6.00%		02/25/2037	1,706,078
2,342,272	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	1,208,069
1,086,779	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	252,927
2,150,168	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	1,066,458
1,762,180	Chaseflex Trust, Series 2005-1-3A1	6.00%		02/25/2035	1,439,264
146,419	Chaseflex Trust, Series 2006-1-A5	6.16%	(c)	06/25/2036	132,024
2,638,888	Chaseflex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	3.28%		09/25/2036	2,181,721
3,210,872	Chaseflex Trust, Series 2007-1-1A1	6.50%		02/25/2037	1,277,209
5,207,233	Chaseflex Trust, Series 2007-M1-2F4	4.12%	(k)	08/25/2037	4,338,397
5,415,985	Chaseflex Trust, Series 2007-M1-2F5	4.12%	(k)	08/25/2037	4,511,883
14,590,000	CHL GMSR Issuer Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	5.83%	(a)	05/25/2023	14,361,722
500,000	CHL GMSR Issuer Trust, Series 2018-GT1-B (1 Month LIBOR USD + 3.50%)	6.58%	(a)	05/25/2023	488,639
498,019	CHL Mortgage Pass-Through Trust, Series 2003-60-4A1	2.21%	(c)	02/25/2034	490,359
12,231,801	CHL Mortgage Pass-Through Trust, Series 2005-17-2A1	5.50%		09/25/2035	6,326,864
2,500,551	CHL Mortgage Pass-Through Trust, Series 2005-18-A1	5.50%		10/25/2035	1,503,238
2,075,652	CHL Mortgage Pass-Through Trust, Series 2005-20-A5	5.50%		10/25/2035	1,373,684
1,539,200	CHL Mortgage Pass-Through Trust, Series 2005-20-A8	5.25%		10/25/2035	1,015,727
7,038,332	CHL Mortgage Pass-Through Trust, Series 2005-23-A1	5.50%		11/25/2035	4,150,591
1,379,459	CHL Mortgage Pass-Through Trust, Series 2005-24-A8	5.50%		11/25/2035	806,696
2,277,319	CHL Mortgage Pass-Through Trust, Series 2005-26-1A12	5.50%		11/25/2035	1,435,557
428,439	CHL Mortgage Pass-Through Trust, Series 2005-27-2A1	5.50%		12/25/2035	197,336
905,827	CHL Mortgage Pass-Through Trust, Series 2005-28-A7	5.25%		11/01/2035	531,394
8,192,931	CHL Mortgage Pass-Through Trust, Series 2005-HYB1-4A1	2.76%	(c)	03/25/2035	7,699,581
264,194	CHL Mortgage Pass-Through Trust, Series 2005-HYB8-1A1	3.27%	(c)	12/20/2035	237,291
7,666,127	CHL Mortgage Pass-Through Trust, Series 2005-HYB8-4A1	3.22%	(c)	12/20/2035	7,177,868
759,375	CHL Mortgage Pass-Through Trust, Series 2005-J3-2A4	4.50%		09/25/2035	661,441
808,552	CHL Mortgage Pass-Through Trust, Series 2005-J4-A5	5.50%		11/25/2035	650,627
4,578,293	CHL Mortgage Pass-Through Trust, Series 2006-14-A5	6.25%		09/25/2036	2,243,039
3,243,200	CHL Mortgage Pass-Through Trust, Series 2006-16-2A1	6.50%		11/25/2036	1,365,972
6,661,941	CHL Mortgage Pass-Through Trust, Series 2006-1-A2	6.00%		03/25/2036	3,901,377
1,379,210	CHL Mortgage Pass-Through Trust, Series 2006-20-1A21	6.00%		02/25/2037	750,479
16,889,149	CHL Mortgage Pass-Through Trust, Series 2006-8-1A3	6.00%		05/25/2036	11,001,845
200,495	CHL Mortgage Pass-Through Trust, Series 2006-J3-A4	5.50%		05/25/2036	190,868
3,890,383	CHL Mortgage Pass-Through Trust, Series 2007-10-A7	6.00%		07/25/2037	2,101,687
13,515,526	CHL Mortgage Pass-Through Trust, Series 2007-11-A1	6.00%		08/25/2037	6,961,928
6,790,534	CHL Mortgage Pass-Through Trust, Series 2007-12-A9	5.75%		08/25/2037	3,918,961
2,890,220	CHL Mortgage Pass-Through Trust, Series 2007-13-A1	6.00%		08/25/2037	1,594,976
4,735,784	CHL Mortgage Pass-Through Trust, Series 2007-13-A10	6.00%		08/25/2037	2,613,457
3,763,210	CHL Mortgage Pass-Through Trust, Series 2007-15-1A1	6.25%		09/25/2037	2,448,811
525,635	CHL Mortgage Pass-Through Trust, Series 2007-15-1A16	6.25%		09/25/2037	342,043
1,513,980	CHL Mortgage Pass-Through Trust, Series 2007-15-1A2	6.25%		09/25/2037	984,047
1,849,196	CHL Mortgage Pass-Through Trust, Series 2007-15-1A29	6.25%		09/25/2037	1,202,815
2,820,828	CHL Mortgage Pass-Through Trust, Series 2007-17-1A2	6.00%		10/25/2037	2,095,019
448,274	CHL Mortgage Pass-Through Trust, Series 2007-18-1A1	6.00%		11/25/2037	261,935
37,981,277	CHL Mortgage Pass-Through Trust, Series 2007-21-1A1	6.25%		02/25/2038	20,661,887
1,384,696	CHL Mortgage Pass-Through Trust, Series 2007-2-A2	6.00%		03/25/2037	708,935
3,661,532	CHL Mortgage Pass-Through Trust, Series 2007-3-A1	6.00%		04/25/2037	2,018,343
1,410,185	CHL Mortgage Pass-Through Trust, Series 2007-3-A12	6.00%		04/25/2037	777,335
3,215,633	CHL Mortgage Pass-Through Trust, Series 2007-4-1A39	6.00%		05/25/2037	1,578,812
1,221,434	CHL Mortgage Pass-Through Trust, Series 2007-5-A2	5.75%		05/25/2037	696,093
4,481,167	CHL Mortgage Pass-Through Trust, Series 2007-7-A1	6.00%		06/25/2037	2,546,752
2,013,896	CHL Mortgage Pass-Through Trust, Series 2007-7-A11	5.50%		06/25/2037	1,087,724
1,343,301	CHL Mortgage Pass-Through Trust, Series 2007-7-A2	5.75%		06/25/2037	744,479
4,382,220	CHL Mortgage Pass-Through Trust, Series 2007-8-1A4	6.00%		01/25/2038	2,207,541
2,299,773	CHL Mortgage Pass-Through Trust, Series 2007-8-1A5	5.44%		01/25/2038	1,082,808
3,727,435	CHL Mortgage Pass-Through Trust, Series 2007-8-1A8	6.00%		01/25/2038	1,877,693
5,339,589	CHL Mortgage Pass-Through Trust, Series 2007-8-1A9 (1 Month LIBOR USD + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	2,783,859
5,497,573	CHL Mortgage Pass-Through Trust, Series 2007-9-A1	5.75%		07/25/2037	2,874,024
723,524	CHL Mortgage Pass-Through Trust, Series 2007-9-A11	5.75%		07/25/2037	378,244
4,164,820	CHL Mortgage Pass-Through Trust, Series 2007-HY1-1A1	2.86%	(c)	04/25/2037	3,804,064
9,257,810	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	3.18%	(c)	03/25/2037	8,162,943
15,810,630	CHL Mortgage Pass-Through Trust, Series 2007-J1-2A1	6.00%		02/25/2037	6,792,237
390,843	CHL Mortgage Pass-Through Trust, Series 2007-J3-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	3.58%		07/25/2037	124,034
1,954,214	CHL Mortgage Pass-Through Trust, Series 2007-J3-A2 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	2.42%	(f)(g)	07/25/2037	218,812
641,850	Citicorp Mortgage Securities Trust, Series 2006-7-1A1	6.00%		12/25/2036	533,388
2,188,529	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	2,108,032
558,800	Citicorp Residential Mortgage Trust, Series 2006-2-A5	5.02%		09/25/2036	556,102
1,298,710	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	892,705
485,987	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		10/25/2035	438,870
1,264,139	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	1,174,996
4,657,251	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3-1A1A	3.25%	(c)	06/25/2036	4,364,595
2,373,110	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85%	(k)	10/25/2036	1,577,396
9,431,024	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	4.67%		03/25/2036	4,656,302
9,424,092	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.66%		05/25/2036	3,591,785
1,708,193	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.16%	(c)	04/25/2037	1,491,775
540,108	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50%	(a)(c)	04/25/2037	308,504
15,166,863	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75%	(a)	04/25/2047	9,747,259
679,205	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50%	(a)(c)	05/25/2037	610,353
45,883,950	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%	(a)	01/25/2037	42,150,116
1,608,288	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3-A2D (1 Month LIBOR USD + 0.35%, 0.35% Floor)	3.43%		03/25/2037	1,414,160
541,926	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	3.01%	(c)	04/25/2037	527,831
2,126,319	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8-1A1A	3.31%	(c)	07/25/2047	1,925,105
3,605,629	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97%	(k)	01/25/2037	1,818,767
7,948,103	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A5A	5.76%	(k)	01/25/2037	4,012,181
3,194,244	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00%	(a)(c)	10/25/2037	2,651,213
17,193,155	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00%	(a)(c)(d)	06/25/2037	15,179,520
23,196,867	Citigroup Mortgage Loan Trust, Inc., Series 2021-JL1-A	2.75%	(a)(c)	02/25/2062	21,507,103
3,663,037	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	3.28%		01/25/2037	1,517,576
2,971,157	Citigroup Mortgage Loan Trust, Series 2014-8-3A2	6.00%	(a)(c)	03/25/2037	2,682,487
118,699,430	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92%	(a)	10/25/2058	98,842,060
178,057,930	Citigroup Mortgage Loan Trust, Series 2019-D-PT1	3.36%	(a)(c)	04/25/2064	145,541,187
232,922,761	Citigroup Mortgage Loan Trust, Series 2020-RP1-A1	1.50%	(a)(c)	08/25/2064	205,201,948
26,293,400	Citigroup Mortgage Loan Trust, Series 2020-RP1-M1	2.00%	(a)(c)	08/25/2064	20,356,292
22,116,950	Citigroup Mortgage Loan Trust, Series 2020-RP1-M2	2.50%	(a)(c)	08/25/2064	17,130,522
18,676,200	Citigroup Mortgage Loan Trust, Series 2020-RP1-M3	2.75%	(a)(c)	08/25/2064	13,943,516
49,113,151	Citigroup Mortgage Loan Trust, Series 2020-RP1-PT5	7.42%	(a)(c)	08/25/2064	36,305,217
309,412,980	Citigroup Mortgage Loan Trust, Series 2021-RP2-A1	1.75%	(a)(c)	03/25/2065	280,794,631
34,186,100	Citigroup Mortgage Loan Trust, Series 2021-RP2-M1	3.25%	(a)(c)	03/25/2065	29,474,421
28,635,750	Citigroup Mortgage Loan Trust, Series 2021-RP2-M2	3.40%	(a)(c)	03/25/2065	23,924,677
26,589,300	Citigroup Mortgage Loan Trust, Series 2021-RP2-M3	3.40%	(a)(c)	03/25/2065	21,250,352
78,100,614	Citigroup Mortgage Loan Trust, Series 2021-RP2-PT1	6.30%	(a)(c)	03/25/2065	77,302,582
1,668,877	CitiMortgage Alternative Loan Trust, Series 2006-A1-1A5	5.50%		04/25/2036	1,472,265
1,989,893	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	1,761,299
1,937,870	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	1,682,044
1,507,349	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	1,315,625
433,447	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		08/25/2044	413,892
1,645,674	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	1,352,332
4,684,026	CitiMortgage Alternative Loan Trust, Series 2006-A6-1A2 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		11/25/2036	4,279,354
2,337,580	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	2,045,874
1,139,725	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	997,499
3,090,397	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A8 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.68%		01/25/2037	2,536,264
2,916,133	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.32%	(f)(g)	01/25/2037	149,233
2,396,616	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1	6.00%	(e)	03/25/2037	2,098,060
5,515,382	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.32%	(f)(g)	03/25/2037	301,107
2,161,360	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	1,869,585
3,848,566	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	3.41%		04/25/2037	3,218,578
3,848,566	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	3.59%	(f)(g)	04/25/2037	310,449
4,075,830	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A5	5.75%		04/25/2037	3,626,829
556,704	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	492,727
7,339,742	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	6,496,247
225,444	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	194,207
14,812,000	COLT Mortgage Loan Trust, Series 2021-5-M1	3.26%	(a)(c)	11/25/2066	10,454,351
4,294,000	COLT Mortgage Loan Trust, Series 2021-HX1-B1	3.11%	(a)(c)	10/25/2066	2,981,086
4,130,000	COLT Mortgage Loan Trust, Series 2021-HX1-B2	3.86%	(a)(c)	10/25/2066	2,824,977
6,000,000	COLT Mortgage Loan Trust, Series 2021-HX1-M1	2.36%	(a)(c)	10/25/2066	4,254,117
12,888,301	COLT Mortgage Loan Trust, Series 2022-4-A1	4.30%	(a)(c)	03/25/2067	12,386,659
9,000,000	CoreVest American Finance Trust, Series 2020-3-D	2.95%	(a)(c)	08/15/2053	6,798,790
27,480,894	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	20,733,252
5,903,161	Countrywide Alternative Loan Trust, Series 2005-13CB-A1 (1 Month LIBOR USD + 0.50%, 5.50% Cap)	3.58%		05/25/2035	4,884,580
2,696,328	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	2,365,264
2,327,668	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	3.58%		07/25/2035	1,448,492
4,752,321	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	1.92%	(f)(g)	07/25/2035	177,215
1,559,314	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (-2 x 1 Month LIBOR USD + 13.05%, 13.05% Cap)	7.46%	(g)	07/25/2035	1,184,651
2,124,852	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	3.83%		08/25/2035	1,833,858
991,971	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	492,421
5,784,595	Countrywide Alternative Loan Trust, Series 2005-32T1-A9	5.50%		08/25/2035	3,484,050
2,272,783	Countrywide Alternative Loan Trust, Series 2005-46CB-A14	5.50%		10/25/2035	1,675,379
1,151,435	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	848,779
3,798,613	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	2,466,379
1,408,150	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	847,639
29,562,777	Countrywide Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	20,956,621
12,261,130	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	9,227,825
299,334	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	13.32%	(g)	12/25/2035	183,073
381,325	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	336,695
5,534,457	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	4,886,714
1,022,035	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.80%, 0.80% Floor, 5.50% Cap)	3.88%		01/25/2036	965,009
2,571,228	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (-1 x 1 Month LIBOR USD + 4.70%, 4.70% Cap)	1.62%	(f)(g)	01/25/2036	79,646
30,516,970	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	16,616,902
457,065	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	287,228
17,445,627	Countrywide Alternative Loan Trust, Series 2005-80CB-4A1	6.00%		02/25/2036	9,842,808
19,302,447	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	9,303,982
1,337,468	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	10.33%	(g)	02/25/2036	1,075,378
900,652	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	589,951
1,300,660	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	946,295
296,000	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	3.78%		10/25/2035	204,516
138,659	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	100,881
364,945	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	224,179
221,156	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	206,239
506,847	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 5.50% Cap)	3.56%		11/25/2035	337,915
1,013,694	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (-1 x 1 Month LIBOR USD + 5.02%, 5.02% Cap)	1.94%	(f)(g)	11/25/2035	54,048
3,581,026	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	3,215,886
16,990	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		12/25/2022	14,472
499,809	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	3.58%		04/25/2035	396,109
1,537,872	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	1.92%	(f)(g)	04/25/2035	34,053
3,009,545	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.50% Cap)	3.38%		05/25/2035	2,397,175
3,009,545	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (-1 x 1 Month LIBOR USD + 5.20%, 5.20% Cap)	2.12%	(f)(g)	05/25/2035	138,391
2,655,400	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.75%, 5.75% Floor)	5.75%		05/25/2036	1,436,802
3,272,712	Countrywide Alternative Loan Trust, Series 2006-12CB-A8	6.00%		05/25/2036	1,823,774
10,747,958	Countrywide Alternative Loan Trust, Series 2006-13T1-A1	6.00%		05/25/2036	5,277,906
27,824,270	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	14,504,672
2,823,768	Countrywide Alternative Loan Trust, Series 2006-16CB-A7	6.00%		06/25/2036	1,774,128
732,639	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.68%		07/25/2036	349,712
732,639	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	2.42%	(f)(g)	07/25/2036	61,907
3,574,803	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	3.48%		08/25/2036	1,871,378
4,847,647	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	2.52%	(f)(g)	08/25/2036	451,218
746,209	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	471,681
4,106,247	Countrywide Alternative Loan Trust, Series 2006-23CB-2A3	6.50%		08/25/2036	1,565,652
1,339,673	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		08/25/2036	781,193
3,921,057	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	4.07%	(f)(g)	08/25/2036	703,267
3,144,177	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		08/25/2036	1,880,519
3,374,647	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.60%, 0.06% Floor, 6.00% Cap)	3.68%		08/25/2036	1,727,561
1,462,624	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	828,797
1,877,402	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	1,088,368
2,820,001	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	1,719,422
377,136	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (-7 x 1 Month LIBOR USD + 46.15%, 46.15% Cap)	26.10%	(g)	10/25/2036	504,340
231,004	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (-4 x 1 Month LIBOR USD + 33.37%, 33.37% Cap)	20.00%	(g)	10/25/2036	251,452
1,973,636	Countrywide Alternative Loan Trust, Series 2006-2CB-A9	6.00%		03/25/2036	970,265
2,778,668	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	2,109,964
2,146,680	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.67%, 0.67% Floor, 6.00% Cap)	3.75%		11/25/2036	1,159,549
3,580,662	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (-1 x 1 Month LIBOR USD + 5.33%, 5.33% Cap)	2.25%	(f)(g)	11/25/2036	296,164
7,743,383	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	3,634,521
625,028	Countrywide Alternative Loan Trust, Series 2006-36T2-2A4	6.25%		12/25/2036	293,370
838,813	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	719,093
13,274,680	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	3.47%	(f)(g)	01/25/2037	1,067,503
4,520,655	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	3.53%		01/25/2037	534,639
1,311,698	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	932,826
2,232,597	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.37%	(f)(g)	01/25/2037	129,865
2,958,479	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	1,773,050
7,235,474	Countrywide Alternative Loan Trust, Series 2006-41CB-1A15 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.32%	(f)(g)	01/25/2037	837,210
7,235,474	Countrywide Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.68%		01/25/2037	3,450,376
3,115,342	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	1,867,060
3,649,080	Countrywide Alternative Loan Trust, Series 2006-42-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.68%		01/25/2047	1,567,578
3,649,080	Countrywide Alternative Loan Trust, Series 2006-42-1A2 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.32%	(f)(g)	01/25/2047	486,575
2,430,097	Countrywide Alternative Loan Trust, Series 2006-42-1A3	6.00%		01/25/2047	1,513,195
2,786,671	Countrywide Alternative Loan Trust, Series 2006-43CB-1A12	5.75%		02/25/2037	1,612,995
9,641,175	Countrywide Alternative Loan Trust, Series 2006-43CB-1A6	6.00%		02/25/2037	5,704,012
9,871,417	Countrywide Alternative Loan Trust, Series 2006-45T1-1A1 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		02/25/2037	4,170,717
3,184,328	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.68%		02/25/2037	778,152
3,184,328	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.32%	(f)(g)	02/25/2037	319,678
1,336,450	Countrywide Alternative Loan Trust, Series 2006-45T1-2A2	6.00%		02/25/2037	777,002
5,667,527	Countrywide Alternative Loan Trust, Series 2006-4CB-1A1	6.00%		04/25/2036	3,183,384
670,480	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	558,275
4,399,105	Countrywide Alternative Loan Trust, Series 2006-7CB-1A14	6.00%		05/25/2036	2,655,413
7,671,245	Countrywide Alternative Loan Trust, Series 2006-7CB-1A16	6.00%		05/25/2036	4,630,562
2,350,469	Countrywide Alternative Loan Trust, Series 2006-7CB-1A6	6.00%		05/25/2036	1,418,804
2,380,582	Countrywide Alternative Loan Trust, Series 2006-7CB-1A9	6.00%		05/25/2036	1,436,981
829,737	Countrywide Alternative Loan Trust, Series 2006-9T1-A11	6.00%		05/25/2036	402,305
2,015,037	Countrywide Alternative Loan Trust, Series 2006-J1-1A10	5.50%		02/25/2036	1,477,365
4,088,434	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	2,997,516
854,060	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	557,898
1,040,817	Countrywide Alternative Loan Trust, Series 2006-J7-1A1	6.25%		11/25/2036	548,642
32,875,364	Countrywide Alternative Loan Trust, Series 2006-OA21-A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.18%		03/20/2047	26,238,982
3,034,508	Countrywide Alternative Loan Trust, Series 2006-OA7-1A2 (12 Month US Treasury Average + 0.94%, 0.94% Floor)	2.04%		06/25/2046	2,645,287
590,771	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	21.40%	(g)	05/25/2037	616,168
9,683,691	Countrywide Alternative Loan Trust, Series 2007-12T1-A11	6.00%		06/25/2037	4,982,638
9,070,325	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	6,168,656
5,409,010	Countrywide Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	3,508,152
6,488,853	Countrywide Alternative Loan Trust, Series 2007-15CB-A5	5.75%		07/25/2037	4,208,512
7,433,931	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	3.53%		08/25/2037	2,406,956
2,152,681	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	28.88%	(g)	08/25/2037	2,683,149
2,754,212	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	2,194,867
5,029,380	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	15.71%	(g)	08/25/2037	4,305,467
764,658	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	480,233
597,845	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	20.50%	(g)	08/25/2037	692,150
10,715,138	Countrywide Alternative Loan Trust, Series 2007-19-1A34	6.00%		08/25/2037	5,779,804
8,787,038	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	4,739,776
28,142,483	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	12,745,714
2,714,362	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	16.06%	(g)	09/25/2037	2,447,487
18,061,533	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	7,928,103
7,087,273	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	3.58%		09/25/2037	3,244,359
10,058,310	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	3.42%	(f)(g)	09/25/2037	1,825,144
1,005,612	Countrywide Alternative Loan Trust, Series 2007-24-A2 (-6 x 1 Month LIBOR USD + 41.70%, 41.70% Cap)	23.20%	(g)	10/25/2037	1,136,353
2,010,799	Countrywide Alternative Loan Trust, Series 2007-24-A3 (-1 x 1 Month LIBOR USD + 6.95%, 6.95% Cap)	3.87%	(f)(g)	10/25/2037	409,151
3,298,720	Countrywide Alternative Loan Trust, Series 2007-24-A4 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 7.00% Cap)	3.78%		10/25/2037	825,450
4,363,131	Countrywide Alternative Loan Trust, Series 2007-24-A6 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 7.00% Cap)	4.08%		10/25/2037	1,168,626
3,307,413	Countrywide Alternative Loan Trust, Series 2007-2CB-1A4 (1 Month LIBOR USD + 1.00%, 5.75% Floor, 100.00% Cap)	5.75%		03/25/2037	1,973,888
15,342,617	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	1,726,018
3,672,966	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	2.57%	(f)(g)	04/25/2037	485,627
3,672,966	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	3.63%		04/25/2037	1,861,921
14,629,348	Countrywide Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	8,437,456
5,867,044	Countrywide Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	3,033,061
4,902,187	Countrywide Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	3,053,670
5,375,287	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	3,348,374
1,352,046	Countrywide Alternative Loan Trust, Series 2007-7T2-A8	6.00%		04/25/2037	655,897
245,415	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (-6 x 1 Month LIBOR USD + 40.20%, 40.20% Cap)	21.70%	(g)	05/25/2037	250,200
261,977	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	21.58%	(g)	05/25/2037	265,697
408,518	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	3.58%		05/25/2037	150,839
408,518	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	2.42%	(f)(g)	05/25/2037	37,719
1,411,961	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	713,525
21,828,084	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	2.98%	(c)	03/25/2047	20,207,792
22,316,017	Countrywide Alternative Loan Trust, Series 2007-HY4-4A1	3.64%	(c)	06/25/2037	20,453,821
21,490,548	Countrywide Asset Backed Certificates, Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		07/25/2035	19,955,996
6,087,054	Countrywide Asset Backed Certificates, Series 2006-26-1A (1 Month LIBOR USD + 0.14%)	3.22%		08/25/2035	5,557,822
21,693,110	Countrywide Asset Backed Certificates, Series 2007-4-A5	4.51%	(k)	10/25/2035	15,372,052
11,904,964	Countrywide Asset Backed Certificates, Series 2007-BC1-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		05/25/2037	10,826,817
2,071,423	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	1,580,706
436,057	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	332,752
4,288,025	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	3,238,110
5,740,857	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	4,944,800
9,670,272	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	1,618,430
2,501,082	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	2,134,391
3,586,104	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	1,883,787
8,303,241	Credit Suisse Mortgage Capital Certificates, Series 2009-11R-4A1	7.00%	(a)(c)	09/28/2037	2,629,087
5,789,169	Credit Suisse Mortgage Capital Certificates, Series 2009-12R-5A1	6.00%	(a)	06/27/2036	4,419,226
7,590,451	Credit Suisse Mortgage Capital Certificates, Series 2012-10R-4A2	3.02%	(a)(c)	08/29/2046	5,352,633
31,696,165	Credit Suisse Mortgage Capital Certificates, Series 2021-RPL9-A1	2.44%	(a)(c)	02/25/2061	29,132,728
72,769,349	Credit Suisse Mortgage-Backed Trust, Series 2017-RPL2-CERT	0.00%	(a)(c)	02/25/2056	60,314,642
4,227,000	Credit Suisse Mortgage-Backed Trust, Series 2020-AFC1-B1	3.45%	(a)(c)	02/25/2050	3,430,372
9,668,869	Credit Suisse Mortgage-Backed Trust, Series 2020-RPL1-CERT	3.23%	(a)(c)(d)	01/25/2046	7,973,229
8,753,119	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4-AV3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%		05/27/2036	6,009,857
4,014,786	CSAB Mortgage Backed Trust, Series 2006-3-A4B	6.61%		11/25/2036	779,113
2,348,184	CSAB Mortgage Backed Trust, Series 2006-4-A6A	6.18%		12/25/2036	547,952
8,494,947	CSAB Mortgage Backed Trust, Series 2007-1-1A1A	5.90%	(c)	05/25/2037	2,202,572
807,993	CSMC Mortgage-Backed Trust, Series 2005-1R-2A5	5.75%	(a)	12/26/2035	615,075
11,302,534	CSMC Mortgage-Backed Trust, Series 2006-1-2A1	6.00%		02/25/2036	4,071,137
2,354,011	CSMC Mortgage-Backed Trust, Series 2006-2-5A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 6.00% Cap)	3.78%		03/25/2036	851,599
13,157,840	CSMC Mortgage-Backed Trust, Series 2006-2-5A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	2.22%	(f)(g)	03/25/2036	1,080,036
2,740,760	CSMC Mortgage-Backed Trust, Series 2006-2-5A3	6.25%		03/25/2036	1,322,734
7,417,592	CSMC Mortgage-Backed Trust, Series 2006-2-5A4	6.00%		03/25/2036	3,465,389
1,166,086	CSMC Mortgage-Backed Trust, Series 2006-3-4A3	5.50%		04/25/2036	860,002
704,929	CSMC Mortgage-Backed Trust, Series 2006-3-4A4	5.50%		04/25/2036	519,894
2,443,941	CSMC Mortgage-Backed Trust, Series 2006-4-1A8 (1 Month LIBOR USD + 1.00%, 6.00% Floor, 6.00% Cap)	6.00%		05/25/2036	1,483,986
20,280,274	CSMC Mortgage-Backed Trust, Series 2006-4-4A1	7.00%		05/25/2036	5,519,242
7,094,686	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	3,174,935
7,103,028	CSMC Mortgage-Backed Trust, Series 2006-6-1A4	6.00%		07/25/2036	3,943,553
10,035,754	CSMC Mortgage-Backed Trust, Series 2006-6-3A1	7.00%		07/25/2036	1,657,341
114,215	CSMC Mortgage-Backed Trust, Series 2006-7-3A11	6.00%		08/25/2036	50,900
1,648,873	CSMC Mortgage-Backed Trust, Series 2006-7-7A5	6.00%		08/25/2036	1,319,737
2,675,082	CSMC Mortgage-Backed Trust, Series 2006-9-2A1	5.50%		11/25/2036	2,307,908
10,376,102	CSMC Mortgage-Backed Trust, Series 2006-9-3A1	6.00%		11/25/2036	8,499,653
3,678,021	CSMC Mortgage-Backed Trust, Series 2006-9-4A1	6.00%		11/25/2036	2,492,390
1,458,200	CSMC Mortgage-Backed Trust, Series 2006-9-6A14	6.00%		11/25/2036	1,257,970
236,913	CSMC Mortgage-Backed Trust, Series 2006-9-6A15 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	25.24%	(g)	11/25/2036	290,352
8,521,879	CSMC Mortgage-Backed Trust, Series 2007-1-1A4	6.13%	(c)	02/25/2037	2,116,562
5,453,663	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2025	1,011,447
3,055,551	CSMC Mortgage-Backed Trust, Series 2007-1-5A14	6.00%		02/25/2037	1,902,283
28,044	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	22,728
5,172,094	CSMC Mortgage-Backed Trust, Series 2007-3-2A10	6.00%		04/25/2037	2,113,410
2,587,521	CSMC Mortgage-Backed Trust, Series 2007-5-2A5	5.00%		08/25/2037	2,109,170
25,722,820	CSMC Mortgage-Backed Trust, Series 2007-5-3A19	6.00%		08/25/2037	20,226,828
11,357,845	CSMC Mortgage-Backed Trust, Series 2007-5-3A9	6.00%		08/25/2037	9,083,248
2,616,737	CSMC Mortgage-Backed Trust, Series 2008-2R-1A1	6.00%	(a)(d)	07/25/2037	2,039,671
39,567	CSMC Trust, Series 2009-1R-4A2	3.19%	(a)(c)	07/26/2035	39,422
1,637,384	CSMC Trust, Series 2010-13R-1A2	5.50%	(a)(c)	12/27/2035	1,361,416
24,319,628	CSMC Trust, Series 2010-17R-6A1	3.23%	(a)(c)	06/26/2037	23,049,784
7,651,832	CSMC Trust, Series 2010-4R-3A17	6.00%	(a)(c)	06/26/2037	6,736,969
3,777,896	CSMC Trust, Series 2010-4R-8A17	6.00%	(a)(c)	06/26/2037	3,326,206
8,822,587	CSMC Trust, Series 2010-7R-1A17	6.00%	(a)(c)	01/27/2037	5,597,070
9,376,230	CSMC Trust, Series 2013-9R-A1	3.00%	(a)(c)	05/28/2043	8,062,491
8,251,848	CSMC Trust, Series 2019-RPL6-CERT	0.00%	(a)(c)	11/27/2058	7,027,821
194,363,081	CSMC Trust, Series 2019-RPL6-PT1	3.75%	(a)(c)	11/25/2058	166,733,650
184,949,102	CSMC Trust, Series 2020-RPL1-PT1	3.35%	(a)(c)	10/25/2069	160,136,626
19,016,647	CSMC Trust, Series 2021-JR1-A1	2.47%	(a)(c)	09/27/2066	18,134,832
17,258,144	CSMC Trust, Series 2021-JR2-A1	2.22%	(a)(c)	11/25/2061	16,405,864
7,469,850	CSMC Trust, Series 2021-NQM1-B1	2.83%	(a)(c)	05/25/2065	5,855,412
6,225,825	CSMC Trust, Series 2021-NQM5-M1	2.17%	(a)(c)	05/25/2066	3,830,325
3,180,040	CSMC Trust, Series 2021-NQM6-B1	3.29%	(a)(c)	07/25/2066	2,076,990
7,445,317	CSMC Trust, Series 2021-NQM6-M1	2.58%	(a)(c)	07/25/2066	4,903,218
17,544,000	CWABS Asset-Backed Certificates Trust, Series 2005-11-MF1	5.35%	(c)	12/25/2035	14,419,533
3,128,854	CWABS Asset-Backed Certificates Trust, Series 2005-4-AF5B	5.65%		10/25/2035	3,094,825
8,303,556	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50%	(c)	09/25/2035	7,125,531
277,636	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	13.32%	(g)	11/25/2035	385,963
523,311	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 5.50% Cap)	3.28%		11/25/2035	255,697
1,579,409	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	2.22%	(f)(g)	11/25/2035	52,540
5,335,405	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-6-2A1	5.50%		12/25/2035	4,557,401
13,511,904	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%		09/25/2047	11,845,936
16,253,946	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA3-A2 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	3.33%		07/25/2047	14,489,948
3,464,403	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1-A1C	5.67%	(c)	02/25/2036	3,094,366
441,184	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	4.84%	(c)	06/25/2036	378,411
784,915	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A1A	6.01%	(c)	10/25/2036	669,952
10,960,686	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65%	(c)	10/25/2036	9,358,358
780,817	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90%	(c)	10/25/2036	666,518
1,140,133	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90%	(c)	10/25/2036	970,965
2,254,675	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	6.37%		10/25/2036	1,915,450
4,052,395	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-3A2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap)	2.84%	(a)(d)	10/29/2036	3,716,196
4,748,234	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.18%	(a)(g)	04/15/2036	4,451,878
1,919,610	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (-1 x 1 Month LIBOR USD + 12.11%, 12.11% Cap)	8.17%	(a)(g)	04/15/2036	1,785,468
3,128,256	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	9.23%	(a)(g)	04/15/2036	2,881,190
341,893	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (-3 x 1 Month LIBOR USD + 19.35%, 19.35% Cap)	10.90%	(a)(g)	04/15/2036	307,385
3,000,766	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (-1 x 1 Month LIBOR USD + 12.57%, 12.57% Cap)	8.63%	(a)(g)	04/15/2036	2,642,100
49,706,279	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.18%	(a)(g)	04/15/2036	43,786,559
11,153,460	Equifirst Loan Securitization Trust, Series 2007-1-A2B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.27%		04/25/2037	10,419,031
22,750,000	FBR Securitization Trust, Series 2005-2-M4 (1 Month LIBOR USD + 0.93%, 0.93% Floor, 14.00% Cap)	4.01%		09/25/2035	20,181,154
5,500,000	FBR Securitization Trust, Series 2005-5-M3 (1 Month LIBOR USD + 0.74%, 0.74% Floor, 14.00% Cap)	3.82%		11/26/2035	4,984,228
100,600,000	Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3-M1B (Secured Overnight Financing Rate 30 Day Average + 2.90%)	5.18%	(a)	04/25/2042	95,188,585
3,515,143	Fieldstone Mortgage Investment Trust, Series 2007-1-2A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor, 12.25% Cap)	2.98%		04/25/2037	2,565,581
23,384,881	Figure Line of Credit Trust, Series 2020-1-A	4.04%	(a)(c)	09/25/2049	22,505,675
7,485,652	First Franklin Mortgage Loan Trust, Series 2006-FF8-M1 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	3.46%		07/25/2036	7,054,717
4,000,000	First Franklin Mortgage Loan Trust, Series 2006-FF9-2A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	3.58%		06/25/2036	3,445,846
18,783,629	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		03/25/2037	10,997,794
22,461,374	First Franklin Mortgage Loan Trust, Series 2007-FF2-A2C (1 Month LIBOR USD + 0.15%, 0.15% Floor)	3.23%		03/25/2037	11,683,151
3,212,075	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4-1A1	3.02%	(c)	05/25/2035	1,886,268
3,536,166	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-1A4	5.50%		11/25/2035	1,934,790
263,176	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-2A1	5.00%		11/25/2022	262,166
1,320,307	First Horizon Alternative Mortgage Securities Trust, Series 2006-AA3-A1	3.16%	(c)	06/25/2036	1,088,034
1,986,777	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A12	6.00%		04/25/2036	1,057,991
6,666,873	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A3	5.75%		04/25/2036	3,445,654
1,269,533	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	625,901
1,966,851	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A5	6.00%		02/25/2037	883,373
3,030,527	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50%	(c)	05/25/2035	2,062,098
10,640,827	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A3	6.00%		06/25/2037	4,545,175
547,525	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A4	6.00%		06/25/2037	233,873
621,215	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A13	6.25%		08/25/2037	284,321
1,917,739	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A4	6.25%		08/25/2037	877,720
1,090,351	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A5	6.25%		08/25/2037	499,037
928,299	First Horizon Mortgage Pass-Through Trust, Series 2006-1-1A2	6.00%		05/25/2036	498,123
1,532,058	First Horizon Mortgage Pass-Through Trust, Series 2007-4-1A1	6.00%		08/25/2037	666,307
9,000,000	FirstKey Homes Trust, Series 2020-SFR1-E	2.79%	(a)	08/19/2037	8,023,327
18,000,000	FirstKey Homes Trust, Series 2020-SFR2-D	1.97%	(a)	10/19/2037	16,029,164
26,225,000	FirstKey Homes Trust, Series 2020-SFR2-E	2.67%	(a)	10/19/2037	23,466,463
16,250,000	FirstKey Homes Trust, Series 2021-SFR1-E1	2.39%	(a)	08/19/2038	13,597,257
11,500,000	FirstKey Homes Trust, Series 2021-SFR1-E2	2.49%	(a)	08/19/2038	9,637,544
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-D	2.06%	(a)	09/17/2038	6,732,096
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-E1	2.26%	(a)	09/17/2038	6,671,818
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-E2	2.36%	(a)	09/17/2038	6,592,852
34,891,000	FirstKey Homes Trust, Series 2021-SFR3-B	2.44%	(a)	12/17/2038	30,276,620
29,584,000	FirstKey Homes Trust, Series 2021-SFR3-C	2.54%	(a)	12/17/2038	25,451,429
22,626,000	FirstKey Homes Trust, Series 2021-SFR3-D	2.79%	(a)	12/17/2038	19,524,806
45,314,000	FirstKey Homes Trust, Series 2021-SFR3-E1	2.99%	(a)	12/17/2038	39,022,885
25,293,000	FirstKey Homes Trust, Series 2021-SFR3-E2	3.08%	(a)	12/17/2038	21,637,595
10,174,000	FirstKey Homes Trust, Series 2021-SFR3-F1	3.58%	(a)	12/17/2038	8,488,672
62,350,000	FMC GMSR Issuer Trust, Series 2020-GT1-A	4.45%	(a)(c)	01/25/2026	53,721,508
72,500,000	FMC GMSR Issuer Trust, Series 2021-GT1-A	3.62%	(a)(c)	07/25/2026	57,631,606
64,820,000	FMC GMSR Issuer Trust, Series 2021-GT2-A	3.85%	(a)(c)	10/25/2026	52,486,537
122,008,562	Fremont Home Loan Trust, Series 2006-D-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		11/25/2036	72,891,490
7,750,000	FRTKL, Series 2021-SFR1-E1	2.37%	(a)	09/17/2038	6,504,965
6,650,000	FRTKL, Series 2021-SFR1-E2	2.52%	(a)	09/17/2038	5,566,157
2,751,000	GCAT Trust, Series 2019-NQM3-M1	3.45%	(a)(c)	11/25/2059	2,310,159
7,096,000	GCAT Trust, Series 2021-NQM2-M1	2.54%	(a)(c)	05/25/2066	5,014,184
8,405,000	GCAT Trust, Series 2021-NQM6-B1	4.42%	(a)(c)	08/25/2066	5,972,121
33,175,904	GE-WMC Mortgage Securities Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%		08/25/2036	15,662,291
1,883,541	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	3.89%	(c)	09/19/2035	1,656,296
22,029,633	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 10.50% Cap)	3.60%		08/25/2045	5,861,488
18,824,535	GreenPoint Mortgage Funding Trust, Series 2007-AR2-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	3.32%		04/25/2047	16,873,248
895,539	GS Mortgage Securities Corporation Trust, Series 2008-2R-1A1	4.17%	(a)(c)	09/25/2036	344,152
122,109,632	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-A1	1.75%	(a)(c)	05/25/2060	111,675,743
12,540,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M1	2.25%	(a)(c)	05/25/2060	9,905,776
10,237,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M2	2.75%	(a)(c)	05/25/2060	8,094,977
9,341,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M3	3.00%	(a)(c)	05/25/2060	7,103,668
31,834,603	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-PT4	6.90%	(a)(e)	05/25/2060	30,196,713
115,907	GSAA Home Equity Trust, Series 2005-12-AF3	5.07%	(c)	09/25/2035	79,580
7,966,568	GSAA Home Equity Trust, Series 2006-10-AF3	5.98%	(c)	06/25/2036	2,275,316
5,701,809	GSAA Home Equity Trust, Series 2006-10-AF4	6.80%		06/25/2036	1,624,748
11,004,090	GSAA Home Equity Trust, Series 2006-15-AF4	6.46%		09/25/2036	3,242,459
1,708,228	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77%	(c)	11/25/2036	542,889
3,971,746	GSAA Home Equity Trust, Series 2006-18-AF6	6.18%		11/25/2036	1,060,752
7,492,403	GSAA Home Equity Trust, Series 2006-19-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	3.26%		12/25/2036	2,344,297
3,983,302	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	2,528,141
2,522,455	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	1,183,848
5,751,438	GSAA Home Equity Trust, Series 2007-7-A5 (1 Month LIBOR USD + 0.56%, 0.56% Floor)	3.64%		07/25/2037	3,148,470
16,723,745	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%		08/25/2036	13,937,248
7,145,355	GSAMP Trust, Series 2007-H1-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	3.28%		02/25/2037	4,012,265
7,139,567	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor)	3.43%	(a)	03/25/2035	6,918,366
7,139,567	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	1.91%	(a)(c)(f)	03/25/2035	79,968
4,556,571	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap)	3.43%	(a)	09/25/2035	3,938,736
4,556,571	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	1.69%	(a)(c)(f)	09/25/2035	39,937
17,342,185	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AF1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.15% Cap)	3.43%	(a)	01/25/2036	14,585,901
17,342,185	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	1.64%	(a)(c)(f)	01/25/2036	165,469
17,723,446	GSMSC Resecuritization Trust, Series 2014-3R-2B (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.62%	(a)	09/26/2036	10,688,776
771,472	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	708,980
1,735,868	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	1,550,219
228,248	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	213,866
2,399,444	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (-1 x 1 Month LIBOR USD + 6.90%, 6.90% Cap)	3.82%	(f)(g)	07/25/2035	200,669
161,223	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	3.58%		06/25/2035	157,400
127,927	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	3.58%		09/25/2035	125,915
7,017,854	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	3,319,712
1,684,555	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	834,006
201,673	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	320,164
350,806	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	308,930
1,581,363	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	796,568
1,899,210	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	956,676
17,450,426	GSR Mortgage Loan Trust, Series 2006-5F-3A1	6.50%		06/25/2036	8,989,170
4,428,672	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	2,729,192
3,766,080	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	1,449,596
9,735,970	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	4,787,477
28,012,155	GSR Mortgage Loan Trust, Series 2006-OA1-3A1	2.37%	(e)	08/25/2046	9,047,612
233,922	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	428,093
636,712	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	889,846
12,727,414	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	9,048,969
42,580,428	GSR Mortgage Loan Trust, Series 2007-OA1-1A1 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	3.31%		05/25/2037	24,656,823
301,218	Harborview Mortgage Loan Trust, Series 2005-14-3A1A	3.70%	(c)	12/19/2035	283,031
5,287,138	Harborview Mortgage Loan Trust, Series 2005-2-1A (1 Month LIBOR USD + 0.52%, 0.52% Floor)	3.51%		05/19/2035	1,901,198
22,294,405	Harborview Mortgage Loan Trust, Series 2005-8-1A1A (1 Month LIBOR USD + 0.62%, 0.62% Floor, 11.00% Cap)	3.61%		09/19/2035	12,027,974
42,704,880	Harborview Mortgage Loan Trust, Series 2005-8-2A1A (12 Month US Treasury Average + 1.55%, 1.55% Floor)	2.65%		09/19/2035	22,116,951
4,062,395	Harborview Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	3.17%		11/19/2036	3,663,975
5,377,259	Harborview Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	3.33%		12/19/2036	4,594,381
33,345,076	Harborview Mortgage Loan Trust, Series 2006-14-1A1A (1 Month LIBOR USD + 0.36%, 0.36% Floor)	3.35%		02/19/2037	30,810,407
5,734,638	Harborview Mortgage Loan Trust, Series 2006-4-1A2A (1 Month LIBOR USD + 0.38%, 0.38% Floor)	3.37%		05/19/2046	2,964,692
58,957,519	Harborview Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.40%)	3.21%		07/21/2036	31,751,531
7,452,594	Harborview Mortgage Loan Trust, Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	3.41%		02/19/2046	6,365,545
14,885,633	Harborview Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 2.00%, 10.50% Cap)	4.08%		10/25/2037	12,891,439
505,421	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.29%, 1.29% Floor)	4.37%		08/25/2033	493,101
365,625	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.99%, 0.99% Floor)	4.07%		01/25/2035	364,044
12,182,000	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.56%, 0.56% Floor)	3.64%		06/25/2036	11,018,894
8,528,139	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-D-2A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	3.32%		11/25/2036	6,800,171
8,193,002	Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.27%		07/25/2037	3,731,939
8,193,002	Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B-1A2 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.27%		07/25/2037	3,731,939
3,706,201	Home Partners of America Trust, Series 2019-2-C	3.02%	(a)	10/19/2039	3,137,121
3,942,767	Home Partners of America Trust, Series 2019-2-D	3.12%	(a)	10/19/2039	3,307,365
7,421,680	Home Partners of America Trust, Series 2019-2-E	3.32%	(a)	10/19/2039	6,206,222
426,648	Homebanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.74%, 0.74% Floor, 11.50% Cap)	3.82%		03/25/2035	354,345
10,350,000	Homebanc Mortgage Trust, Series 2005-3-M5 (1 Month LIBOR USD + 1.85%, 1.85% Floor, 11.50% Cap)	4.93%		07/25/2035	9,289,881
13,161,000	Homeward Opportunities Fund Trust, Series 2020-1-B1	5.74%	(a)(c)	11/25/2059	13,116,762
13,276,000	Homeward Opportunities Fund Trust, Series 2020-1-B2	5.92%	(a)(c)	11/25/2059	13,240,268
28,994,000	Homeward Opportunities Fund Trust, Series 2020-2-B2	5.49%	(a)(c)	05/25/2065	28,021,753
40,963,671	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23%	(a)(l)	08/25/2025	40,933,485
19,044,505	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	7,145,283
14,058,395	HSI Asset Loan Obligation Trust, Series 2007-WF1-A3	4.53%		12/25/2036	4,842,958
28,653,739	HSI Asset Securitization Corporation Trust, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	3.36%		10/25/2036	9,773,679
14,679,173	HSI Asset Securitization Corporation Trust, Series 2007-NC1-A2 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		04/25/2037	10,420,067
63,638,918	HSI Asset Securitization Corporation Trust, Series 2007-NC1-A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	3.26%		04/25/2037	45,284,983
256,714	Impac CMB Trust, Series 2002-9F-A1	5.22%		12/25/2032	242,823
10,914,391	Impac Secured Assets Trust, Series 2007-3-A1B (1 Month LIBOR USD + 0.48%, 0.48% Floor, 11.50% Cap)	3.56%		09/25/2037	9,089,232
28,150,441	Imperial Fund Mortgage Trust, Series 2021-NQM4-A1	2.09%	(a)(c)	01/25/2057	22,920,798
14,555,654	Imperial Fund Mortgage Trust, Series 2021-NQM4-A2	2.30%	(a)(c)	01/25/2057	11,860,949
11,093,150	Imperial Fund Mortgage Trust, Series 2021-NQM4-A3	2.45%	(a)(c)	01/25/2057	9,035,169
3,202,264	IndyMac IMJA Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	1,409,159
2,344,308	IndyMac IMJA Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	1,031,615
7,568,173	IndyMac IMJA Mortgage Loan Trust, Series 2007-A2-1A1	6.00%		10/25/2037	4,115,767
11,180,426	IndyMac IMJA Mortgage Loan Trust, Series 2007-A2-2A3	6.50%		10/25/2037	6,478,264
18,077,843	IndyMac IMJA Mortgage Loan Trust, Series 2007-A2-3A1	7.00%		10/25/2037	5,900,762
15,418,841	IndyMac IMJA Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	7,513,803
12,548,601	IndyMac IMJA Mortgage Loan Trust, Series 2007-A4-A1	6.25%		02/25/2038	4,532,934
29,333,897	IndyMac IMSC Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	8,521,714
270,027	IndyMac IMSC Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	205,778
25,080,024	IndyMac IMSC Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	8,500,664
3,119,213	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	3.44%		12/25/2046	2,208,696
831,386	IndyMac INDA Mortgage Loan Trust, Series 2006-AR2-1A1	3.54%	(c)	09/25/2036	592,521
926,111	IndyMac INDA Mortgage Loan Trust, Series 2006-AR2-4A1	3.27%	(c)	09/25/2036	813,775
8,638,230	IndyMac INDA Mortgage Loan Trust, Series 2006-AR3-1A1	3.01%	(c)	12/25/2036	7,583,403
3,319,144	IndyMac INDA Mortgage Loan Trust, Series 2007-AR1-3A1	2.83%	(c)	03/25/2037	2,916,800
2,374,720	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3-3A1	3.10%	(c)	07/25/2037	2,161,310
5,880,493	IndyMac INDX Mortgage Loan Trust, Series 2005-AR15-A1	3.23%	(c)	09/25/2035	5,046,933
2,327,815	IndyMac INDX Mortgage Loan Trust, Series 2006-AR7-3A1	2.97%	(c)	05/25/2036	1,970,528
3,121,001	IndyMac INDX Mortgage Loan Trust, Series 2007-AR13-2A1	3.50%	(c)	07/25/2037	2,443,395
5,232,273	IndyMac INDX Mortgage Loan Trust, Series 2007-AR21-8A1	3.22%	(c)	09/25/2037	5,020,152
5,222,720	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	3,889,192
1,674,293	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	1,246,792
3,565,072	JP Morgan Alternative Loan Trust, Series 2006-A2-1A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 11.50% Cap)	3.44%		05/25/2036	3,083,437
2,288,174	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	1,342,277
3,489,316	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69%		05/25/2036	3,454,750
7,162,792	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	6.46%		12/25/2036	6,782,149
2,179,200	JP Morgan Mortgage Acquisition Corporation, Series 2005-WMC1-M4 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.98%		09/25/2035	1,911,679
6,018,959	JP Morgan Mortgage Acquisition Trust, Series 2006-CH2-AF3	5.46%	(k)	10/25/2036	3,965,698
11,129,057	JP Morgan Mortgage Acquisition Trust, Series 2006-HE3-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	3.36%		11/25/2036	9,859,785
23,345,445	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	3.32%		11/25/2035	10,809,196
21,576,901	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A4 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	3.44%		07/25/2036	10,034,113
3,052,398	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1-A5	6.91%		07/25/2036	1,032,169
4,508,266	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A1A (1 Month LIBOR USD + 0.13%, 0.13% Floor)	3.21%		12/25/2036	2,941,305
35,550,679	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A1B (1 Month LIBOR USD + 0.23%, 0.23% Floor)	3.31%		12/25/2036	2,813,986
16,916,807	JP Morgan Mortgage Acquisition Trust, Series 2007-CH1-AF5	4.63%	(k)	11/25/2036	16,235,339
9,690,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3-M2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	3.40%		03/25/2037	8,540,465
170,338	JP Morgan Mortgage Trust, Series 2005-A6-5A1	3.65%	(c)	08/25/2035	167,563
3,867,441	JP Morgan Mortgage Trust, Series 2005-S1-1A2	6.50%		01/25/2035	3,789,279
379,539	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	304,604
1,051,629	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	509,472
3,397,507	JP Morgan Mortgage Trust, Series 2006-S2-3A5	6.25%		07/25/2036	1,730,082
1,786,093	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	833,301
7,423,570	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.50% Cap)	3.46%		08/25/2036	1,108,814
7,423,570	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (-1 x 1 Month LIBOR USD + 7.12%, 7.12% Cap)	4.04%	(f)(g)	08/25/2036	1,284,120
832,273	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	388,297
5,779,982	JP Morgan Mortgage Trust, Series 2006-S4-A3	6.00%		01/25/2037	2,613,430
2,407,071	JP Morgan Mortgage Trust, Series 2006-S4-A5	6.00%		01/25/2037	1,097,254
5,577,087	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	3.46%		01/25/2037	1,795,947
5,577,087	JP Morgan Mortgage Trust, Series 2006-S4-A9 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	3.54%	(f)(g)	01/25/2037	1,023,654
661,317	JP Morgan Mortgage Trust, Series 2007-A2-2A1	3.33%	(c)	04/25/2037	570,493
2,603,118	JP Morgan Mortgage Trust, Series 2007-A3-3A2M	3.28%	(c)	05/25/2037	2,400,059
6,185,655	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	2,894,440
1,786,434	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	982,588
4,035,992	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	2,332,829
1,704,912	JP Morgan Mortgage Trust, Series 2007-S3-1A64	7.50%		08/25/2037	743,543
679,284	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	390,253
3,721,377	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	2,138,958
4,242,012	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	2,437,451
5,071,157	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00%	(a)(c)	02/26/2037	2,714,322
16,378,412	JP Morgan Resecuritization Trust, Series 2009-7-7A1	7.00%	(a)(c)(d)	09/27/2037	7,024,876
8,331,838	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00%	(a)	02/26/2037	4,357,603
5,130,920	JP Morgan Resecuritization Trust, Series 2010-1-2A11	7.00%	(a)(c)	01/27/2037	2,587,660
130,059,606	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	0.00%	(a)	06/25/2058	116,907,758
26,545,000	Legacy Mortgage Asset Trust, Series 2020-GS1-A2	4.00%	(a)(l)	10/25/2059	26,170,668
26,264,000	Legacy Mortgage Asset Trust, Series 2020-GS2-A2	4.00%	(a)(l)	03/25/2060	23,107,343
24,000,000	Legacy Mortgage Asset Trust, Series 2021-GS4-A2	3.55%	(a)(l)	11/25/2060	21,776,686
5,004,554	Lehman Mortgage Trust, Series 2005-2-2A3B	5.94%		08/25/2035	4,386,313
1,677,749	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	976,678
1,047,150	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	753,865
1,947,664	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	1,775,894
165,851	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	146,539
890,775	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	809,629
1,079,826	Lehman Mortgage Trust, Series 2005-4-2A3A	5.50%		10/25/2035	1,532,069
7,532,024	Lehman Mortgage Trust, Series 2005-9N-2A1 (12 Month US Treasury Average + 1.06%, 1.06% Floor)	2.16%		02/25/2036	6,600,501
973,779	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	3.83%		02/25/2036	470,561
2,921,338	Lehman Mortgage Trust, Series 2006-1-1A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	1.67%	(f)(g)	02/25/2036	200,386
2,266,720	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	3.83%		02/25/2036	1,721,454
2,266,720	Lehman Mortgage Trust, Series 2006-1-3A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	1.67%	(f)(g)	02/25/2036	59,739
1,460,429	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	1,127,628
131	Lehman Mortgage Trust, Series 2006-17-1A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	3.42%		08/25/2046	266,670
6,626,522	Lehman Mortgage Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	3.68%		03/25/2036	6,303,106
1,707,970	Lehman Mortgage Trust, Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.32%	(f)(g)	08/25/2036	109,331
1,085,549	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	896,876
7,081,735	Lehman Mortgage Trust, Series 2006-5-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor)	3.50%		04/25/2036	6,352,728
5,442,309	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	3.43%		09/25/2036	688,295
11,336,270	Lehman Mortgage Trust, Series 2006-5-2A2 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	4.07%	(f)(g)	09/25/2036	1,605,248
48,067	Lehman Mortgage Trust, Series 2006-5-2A4A	6.39%		04/25/2036	58,947
6,123,741	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	4,362,471
275,864	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	267,084
2,787,004	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	3.53%		11/25/2036	686,118
10,309,829	Lehman Mortgage Trust, Series 2006-7-2A5 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	3.47%	(f)(g)	11/25/2036	1,479,363
1,757,570	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	16.50%	(g)	01/25/2037	1,697,349
1,911,575	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 5.75% Cap)	3.68%		01/25/2037	1,112,034
5,713,250	Lehman Mortgage Trust, Series 2006-9-1A6 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	2.07%	(f)(g)	01/25/2037	333,430
3,438,797	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	3.46%		01/25/2037	765,763
6,194,480	Lehman Mortgage Trust, Series 2006-9-2A2 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	3.54%	(f)(g)	01/25/2037	644,721
8,582,678	Lehman Mortgage Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	3.48%		06/25/2046	7,927,900
6,005,753	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	2,106,321
20,170,065	Lehman Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	3.29%	(a)	06/25/2037	14,978,103
5,812,127	Lehman Mortgage Trust, Series 2007-1-2A1	7.00%	(c)	02/25/2037	5,992,302
5,983,080	Lehman Mortgage Trust, Series 2007-1-2A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%	(a)	06/25/2037	4,277,825
10,852,720	Lehman Mortgage Trust, Series 2007-12N-1A3A (1 Month LIBOR USD + 0.40%, 0.40% Floor)	3.48%		07/25/2047	10,356,467
10,846,112	Lehman Mortgage Trust, Series 2007-15N-4A1 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.98%		08/25/2047	9,614,826
1,475,908	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		03/25/2037	1,097,978
2,491,238	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	3.41%		05/25/2037	766,262
10,864,320	Lehman Mortgage Trust, Series 2007-4-2A8 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	3.59%	(f)(g)	05/25/2037	1,364,613
742,016	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	3.41%		05/25/2037	200,522
7,018,875	Lehman Mortgage Trust, Series 2007-5-11A1	4.69%	(c)	06/25/2037	4,518,707
708,605	Lehman Mortgage Trust, Series 2007-5-4A3 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	21.58%	(g)	08/25/2036	893,253
641,882	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	309,955
102,275	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	82,374
5,605,436	Lehman Mortgage Trust, Series 2007-9-2A2	6.50%		10/25/2037	1,949,302
3,268,147	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	1,175,025
2,781,177	LHOME Mortgage Trust, Series 2020-RTL1-A1	3.23%	(a)	10/25/2024	2,781,177
9,300,000	LHOME Mortgage Trust, Series 2021-RTL1-A2	2.86%	(a)(c)	02/25/2026	8,399,493
92,000,000	LHOME Mortgage Trust, Series 2021-RTL2-A1	2.09%	(a)(l)	06/25/2026	87,381,572
13,813,630	Long Beach Mortgage Loan Trust, Series 2006-2-2A4 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	3.66%		04/25/2036	5,884,834
48,594,271	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	3.44%		04/25/2046	17,199,549
4,953,623	Long Beach Mortgage Loan Trust, Series 2006-3-2A4 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	3.62%		04/25/2046	1,753,603
15,786,773	Long Beach Mortgage Loan Trust, Series 2006-5-2A4 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	3.56%		06/25/2036	8,114,052
27,375,316	Long Beach Mortgage Loan Trust, Series 2006-6-1A (1 Month LIBOR USD + 0.29%, 0.29% Floor)	3.37%		07/25/2036	19,827,391
11,639,106	Long Beach Mortgage Loan Trust, Series 2006-WL1-M2 (1 Month LIBOR USD + 0.68%, 0.68% Floor)	3.53%		01/25/2036	9,900,130
2,891,335	Luminent Mortgage Trust, Series 2005-1-A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 11.50% Cap)	3.60%		11/25/2035	2,765,517
2,743,819	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	3.07%	(c)	03/25/2035	2,452,051
773,964	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	2.86%	(c)	07/25/2035	697,112
5,409,872	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	2.78%	(c)	11/25/2036	3,328,501
6,651,000	MASTR Alternative Loans Trust, Series 2004-9-M2	6.26%		08/25/2034	5,152,149
1,112,253	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	932,898
81,451	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	76,066
6,845,896	MASTR Alternative Loans Trust, Series 2005-5-3A1	5.75%		08/25/2035	3,752,709
1,653,625	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	1,215,908
1,290,888	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	775,904
854,314	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	776,822
3,780,859	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	1,358,091
2,589,928	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.13%, 4.13% Floor)	7.21%		12/25/2032	2,393,109
7,038,533	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	3.42%		06/25/2036	6,306,218
11,230,428	MASTR Asset Backed Securities Trust, Series 2007-HE1-A3 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	3.29%		05/25/2037	10,641,022
13,689,719	MASTR Asset Backed Securities Trust, Series 2007-WMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	3.23%		01/25/2037	4,374,951
1,787,689	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	1,279,663
1,137,686	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	808,948
2,726,146	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	1,305,974
13,857,431	MASTR Resecuritization Trust, Series 2008-1-A1	6.00%	(a)(c)(d)	09/27/2037	10,522,351
7,518,475	MASTR Resecuritization Trust, Series 2008-4-A1	6.00%	(a)(c)	06/27/2036	5,969,955
1,273,002	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00%		10/25/2032	1,200,723
510,504	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	3.48%		10/25/2032	485,269
20,665,804	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	3.30%		04/27/2037	8,770,342
10,597,818	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2B (1 Month LIBOR USD + 0.42%, 0.42% Floor)	3.50%		04/27/2037	4,585,884
14,688,701	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2C (1 Month LIBOR USD + 0.64%, 0.64% Floor)	3.72%		04/27/2037	6,449,393
13,198,684	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	3.40%		03/25/2037	3,558,334
13,198,684	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (-1 x 1 Month LIBOR USD + 6.68%, 6.68% Cap)	3.60%	(f)(g)	03/25/2037	1,953,348
29,436,199	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5-1A1	2.79%	(c)	10/25/2047	10,391,811
2,606,397	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1-1A2 (1 Month LIBOR USD + 3.50%, 3.50% Floor)	6.58%		10/25/2037	2,411,720
19,113,521	Merrill Lynch Mortgage Investors Trust, Series 2005-AR1-M2 (1 Month LIBOR USD + 1.01%, 1.01% Floor)	4.09%		06/25/2036	16,282,306
601,602	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	3.15%	(c)	10/25/2036	589,326
8,140,289	Merrill Lynch Mortgage Investors Trust, Series 2006-AR1-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	3.40%	(a)	03/25/2037	2,708,994
810,746	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	431,448
24,402,672	Merrill Lynch Mortgage Investors Trust, Series 2006-FM1-A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%		04/27/2037	15,520,368
10,719,213	Merrill Lynch Mortgage Investors Trust, Series 2006-HE3-A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	3.58%		06/25/2037	3,079,102
7,706,050	Merrill Lynch Mortgage Investors Trust, Series 2006-HE4-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	3.28%		07/27/2037	2,008,219
82,652,048	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	3.58%		02/25/2037	43,305,020
8,927,332	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		04/25/2037	4,105,200
7,616,372	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	3.46%		04/25/2037	3,502,156
3,190,189	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A4 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	3.62%		04/25/2037	1,466,854
55,499,983	Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	3.33%		03/25/2037	45,221,397
26,408,528	MFA Trust, Series 2021-NPL1-A1	2.36%	(a)(l)	03/25/2060	25,327,363
17,394,726	Morgan Stanley Capital Trust, Series 2006-HE7-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	3.40%		09/25/2036	7,965,701
23,082,241	Morgan Stanley Capital Trust, Series 2006-HE7-A2D (1 Month LIBOR USD + 0.46%, 0.46% Floor)	3.54%		09/25/2036	10,576,987
13,128,504	Morgan Stanley Capital Trust, Series 2006-NC2-M1 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	3.62%		02/25/2036	13,008,423
6,222,092	Morgan Stanley Capital Trust, Series 2007-HE4-A1 (1 Month LIBOR USD + 0.13%, 0.13% Floor)	3.21%	(a)	02/25/2037	2,828,895
26,484,635	Morgan Stanley Home Equity Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	3.30%		12/25/2036	13,903,991
5,230,655	Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2-AFPT (1 Month LIBOR USD + 0.07%, 0.07% Floor)	3.15%		11/25/2036	1,935,939
679,073	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	3.78%		12/25/2035	440,170
1,701,391	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	1,242,118
2,004,795	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.32%	(c)	12/25/2035	1,785,715
4,630,583	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.73%		08/25/2036	964,620
6,854,869	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	3,388,387
6,866,800	Morgan Stanley Mortgage Loan Trust, Series 2006-16AX-2A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	3.42%		11/25/2036	2,289,473
5,381,925	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	6.15%		10/25/2046	1,709,762
1,838,472	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	6.08%		10/25/2046	477,843
1,900,100	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	1,671,626
16,270,478	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.14%	(c)	06/25/2036	10,952,209
1,622,002	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	930,991
1,641,996	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	942,467
2,870,885	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	1,743,480
4,019,438	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	2.91%	(c)	10/25/2037	2,696,052
2,975,154	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	6.42%		09/25/2046	773,371
1,993,604	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.58%		09/25/2046	627,569
340,348	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	6.12%		01/25/2047	315,075
5,399,204	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	6.36%		01/25/2047	2,125,478
3,158,025	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	6.46%		01/25/2047	1,242,935
4,394,904	Morgan Stanley Re-Remic Trust, Series 2010-R5-4B	2.40%	(a)(k)	06/26/2036	3,774,567
6,999,480	Morgan Stanley Re-Remic Trust, Series 2010-R5-5B	2.25%	(a)(k)	01/27/2037	5,932,552
9,965,778	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00%	(a)(c)	11/26/2036	8,452,100
345,925	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94%	(a)(c)	02/26/2037	346,027
7,807,433	Morgan Stanley Re-Remic Trust, Series 2012-R4-1B	2.74%	(a)(e)	08/26/2036	6,621,845
7,156,734	Morgan Stanley Re-Remic Trust, Series 2013-R2-1B	3.07%	(a)(c)(d)	10/28/2036	5,904,346
3,149,604	Morgan Stanley Resecuritization Trust, Series 2014-R7-B1	3.84%	(a)(c)	01/26/2051	3,115,914
4,722,432	Morgan Stanley Resecuritization Trust, Series 2014-R7-B2	3.84%	(a)(c)(j)	01/26/2051	4,303,317
24,132,616	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69%	(a)(c)	10/25/2060	23,100,916
9,809,522	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1-AF3	6.17%	(c)	07/25/2036	2,467,667
12,352,146	New Century Alternative Mortgage Loan Trust, Series 2006-ALT2-AF5	4.66%		10/25/2036	2,724,488
17,829,000	New Century Home Equity Loan Trust, Series 2005-4-M5 (1 Month LIBOR USD + 1.02%, 1.02% Floor, 12.50% Cap)	4.10%		09/25/2035	16,692,970
12,500,000	New Century Home Equity Loan Trust, Series 2006-1-A2C (1 Month LIBOR USD + 0.56%, 0.56% Floor, 12.50% Cap)	3.64%		05/25/2036	11,101,385
62,504,400	New Residential Mortgage Loan Trust, Series 2020-RPL1-M1	3.25%	(a)(c)	11/25/2059	49,132,059
16,345,550	New Residential Mortgage Loan Trust, Series 2020-RPL1-M2	3.50%	(a)(c)	11/25/2059	12,447,174
249,588	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.66%, 0.66% Floor, 10.50% Cap)	3.41%		08/25/2035	231,984
30,150	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	5.36%		02/25/2035	28,355
13,215,702	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16%	(c)	05/25/2036	3,225,834
2,685,667	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41%	(c)	05/25/2036	655,007
14,562,460	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	(c)	01/25/2036	4,621,978
2,461,362	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65%	(c)	01/25/2036	780,935
1,179,374	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76%	(c)	06/25/2036	335,149
15,314,765	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	(k)	10/25/2036	4,130,600
2,646,154	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	(k)	02/25/2037	795,562
13,189,042	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99%	(k)	02/25/2037	3,965,966
2,859,548	Nomura Resecuritization Trust, Series 2014-1R-6A7	6.72%	(a)(c)	08/26/2036	2,356,536
4,686,011	Nomura Resecuritization Trust, Series 2014-2R-4A9	3.50%	(a)(k)	07/28/2036	4,053,677
7,075,879	Nomura Resecuritization Trust, Series 2015-4R-5A2 (1 Month LIBOR USD + 0.43%, 0.43% Floor)	2.20%	(a)(j)	03/26/2036	5,249,473
13,792,879	NovaStar Mortgage Funding Trust, Series 2005-3-M4 (1 Month LIBOR USD + 0.89%, 0.89% Floor, 11.00% Cap)	3.97%		01/25/2036	12,022,335
7,869,659	NovaStar Mortgage Funding Trust, Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.00% Cap)	3.40%		10/25/2036	4,621,509
60,579,459	NRZ Excess Spread-Collateralized Notes, Series 2020-PLS1-A	3.84%	(a)	12/25/2025	55,434,524
60,075,441	NRZ Excess Spread-Collateralized Notes, Series 2021-FHT1-A	3.10%	(a)	07/25/2026	52,600,987
9,694,000	OBX Trust, Series 2021-NQM3-M1	2.33%	(a)(c)	07/25/2061	6,134,045
839,345	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.98% Floor)	4.06%		11/25/2034	802,334
5,970,920	Option One Mortgage Loan Trust, Series 2007-1-2A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		01/25/2037	3,696,955
58,674,569	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.27%		07/25/2037	52,125,619
10,080,000	People’s Choice Home Loan Securities Trust, Series 2005-1-M5 (1 Month LIBOR USD + 1.50%, 1.50% Floor, 15.00% Cap)	4.58%		02/25/2035	7,746,656
3,351,686	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 10.10% Cap)	3.40%		02/25/2037	2,430,211
7,465,789	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	6,273,532
3,483,659	PHH Alternative Mortgage Trust, Series 2007-2-2A2	6.00%		05/25/2037	2,927,332
234,963	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	208,318
39,370,717	PMT Credit Risk Transfer Trust, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.86%	(a)	05/30/2023	37,919,894
10,291,872	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	5.81%	(a)	10/27/2022	9,931,218
30,579,894	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	5.46%	(a)	02/27/2023	29,141,853
74,884,155	PMT Credit Risk Transfer Trust, Series 2021-1R-A (1 Month LIBOR USD + 2.90%, 2.90% Floor)	5.98%	(a)	02/27/2026	73,416,261
67,663,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	6.08%	(a)	03/25/2026	63,336,310
17,500,000	PNMAC GMSR Issuer Trust, Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	5.43%	(a)	04/25/2023	16,779,653
1,200,000	PNMAC GMSR Issuer Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.93%	(a)	02/25/2023	1,191,562
132,464,785	PR Mortgage Loan Trust, Series 2014-1-APT	5.87%	(a)(c)	10/25/2049	120,122,564
60,801,633	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24%	(a)(l)	09/29/2060	57,853,216
29,287,648	Pretium Mortgage Credit Partners LLC, Series 2021-NPL5-A1	2.49%	(a)(l)	10/25/2051	27,176,009
19,765,756	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74%	(a)(l)	07/25/2051	18,196,691
35,007,008	Pretium Mortgage Credit Partners LLC, Series 2021-RN4-A1	2.49%	(a)(c)	10/25/2051	32,659,099
5,663,550	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50%	(a)	05/25/2035	4,817,751
2,962,502	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00%	(a)	05/25/2035	2,417,973
57,832,000	Progress Residential Trust, Series 2021-SFR10-E1	3.57%	(a)	12/19/2040	46,833,470
24,000,000	Progress Residential Trust, Series 2021-SFR10-E2	3.67%	(a)	12/19/2040	19,203,029
13,000,000	Progress Residential Trust, Series 2021-SFR10-F	4.61%	(a)	12/19/2040	10,759,915
29,000,000	Progress Residential Trust, Series 2021-SFR2-E1	2.55%	(a)	04/19/2038	24,680,801
20,000,000	Progress Residential Trust, Series 2021-SFR2-E2	2.65%	(a)	04/19/2038	17,028,468
62,271,000	Progress Residential Trust, Series 2021-SFR2-F	3.40%	(a)	04/19/2038	53,333,723
7,000,000	Progress Residential Trust, Series 2021-SFR5-E1	2.21%	(a)	07/19/2038	5,875,759
25,000,000	Progress Residential Trust, Series 2021-SFR8-E1	2.38%	(a)	10/19/2038	20,888,120
23,900,000	Progress Residential Trust, Series 2021-SFR8-E2	2.53%	(a)	10/19/2038	19,805,352
19,900,000	Progress Residential Trust, Series 2021-SFR8-F	3.18%	(a)	10/19/2038	16,548,701
5,500,000	PRPM LLC, Series 2020-4-A2	3.44%	(a)(l)	10/25/2025	5,295,641
209,020,350	PRPM LLC, Series 2021-10-A1	2.49%	(a)(l)	10/25/2026	189,694,099
112,190,139	PRPM LLC, Series 2021-11-A1	2.49%	(a)(l)	11/25/2026	104,133,742
96,558,238	PRPM LLC, Series 2021-2-A1	2.12%	(a)(c)	03/25/2026	90,629,987
7,100,000	PRPM LLC, Series 2021-2-A2	3.77%	(a)(c)	03/25/2026	6,245,582
56,746,110	PRPM LLC, Series 2021-6-A1	1.79%	(a)(l)	07/25/2026	52,480,312
48,692,908	PRPM LLC, Series 2021-7-A1	1.87%	(a)(l)	08/25/2026	44,863,927
1,659,993	RAMP Trust, Series 2004-RS7-A3	3.88%	(c)	07/25/2034	1,538,962
9,765,273	RAMP Trust, Series 2006-RS2-A3A (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	3.68%		03/25/2036	9,544,716
13,376,338	RAMP Trust, Series 2006-RS3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	3.68%		05/25/2036	12,096,685
12,890,508	RAMP Trust, Series 2006-RS6-A4 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	3.62%		11/25/2036	10,970,591
13,198,839	RBSGC Structured Trust, Series 2008-B-A1	6.00%	(a)	06/25/2037	10,996,330
2,031,815	RBSSP Resecuritization Trust, Series 2009-12-17A2	3.23%	(a)(c)	10/26/2035	1,995,221
15,041,086	RBSSP Resecuritization Trust, Series 2009-12-20A2	2.77%	(a)(c)	12/27/2035	13,426,987
2,957,309	RBSSP Resecuritization Trust, Series 2010-4-7A2	6.00%	(a)	07/27/2037	1,543,439
57,587,231	Redwood Funding Trust, Series 2019-1-PT	4.47%	(a)(l)	09/27/2024	56,368,968
5,384,854	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75%	(k)	05/25/2036	2,919,056
2,062,139	Renaissance Home Equity Loan Trust, Series 2006-2-AF5	6.25%	(k)	08/25/2036	919,159
17,385,181	Renaissance Home Equity Loan Trust, Series 2006-3-AF3	5.59%	(k)	11/25/2036	7,015,901
18,049,871	Renaissance Home Equity Loan Trust, Series 2006-3-AF4	5.81%	(k)	11/25/2036	7,560,414
2,933,947	Renaissance Home Equity Loan Trust, Series 2006-3-AF5	6.12%	(k)	11/25/2036	1,290,194
10,265,443	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47%	(k)	01/25/2037	3,979,333
20,214,746	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69%	(k)	01/25/2037	8,138,701
8,192,822	Renaissance Home Equity Loan Trust, Series 2007-1-AF1	5.74%	(k)	04/25/2037	2,630,074
5,779,950	Renaissance Home Equity Loan Trust, Series 2007-1-AF1Z	5.35%	(k)	04/25/2037	1,751,578
3,486,895	Renaissance Home Equity Loan Trust, Series 2007-1-AF2	5.51%	(k)	04/25/2037	1,075,774
5,072,268	Renaissance Home Equity Loan Trust, Series 2007-1-AF3	5.61%	(k)	04/25/2037	1,592,450
2,781,357	Renaissance Home Equity Loan Trust, Series 2007-1-AF4	5.76%	(k)	04/25/2037	895,752
8,232,817	Renaissance Home Equity Loan Trust, Series 2007-1-AF5	5.91%	(k)	04/25/2037	2,717,768
17,696,892	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68%	(k)	06/25/2037	5,554,313
22,755,581	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20%	(k)	06/25/2037	7,893,222
986,405	Reperforming Loan REMIC Trust, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 9.50% Cap)	2.98%	(a)	11/25/2034	924,090
959,770	Reperforming Loan REMIC Trust, Series 2004-R2-1AS	3.72%	(a)(c)(f)	11/25/2034	49,501
305,087	Reperforming Loan REMIC Trust, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 9.50% Cap)	3.44%	(a)	03/25/2035	295,353
302,928	Reperforming Loan REMIC Trust, Series 2005-R1-1AS	3.75%	(a)(c)(f)	03/25/2035	16,153
15,774,197	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	3.91%	(c)	10/25/2035	11,731,032
8,683,787	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	4.21%	(c)	12/25/2035	7,185,779
6,314,650	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	3.65%	(c)	03/25/2035	2,665,326
205,468	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (-11 x 1 Month LIBOR USD + 51.15%, 51.15% Cap)	17.23%	(g)	08/25/2035	164,072
812,603	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	664,299
1,653,268	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	3.78%		09/25/2035	1,402,150
6,778,398	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (-1 x 1 Month LIBOR USD + 5.05%, 5.05% Cap)	1.97%	(f)(g)	09/25/2035	238,254
5,011,457	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	1,913,097
1,323,131	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	1,097,575
1,616,551	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	1,382,577
1,539,407	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	3.78%		11/25/2035	1,298,401
1,539,141	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	1.72%	(f)(g)	11/25/2035	42,053
889,018	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	750,728
919,900	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	776,806
2,576,561	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	2,175,767
1,831,339	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.85%, 0.85% Floor, 6.00% Cap)	3.93%		12/25/2035	1,535,742
1,831,339	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	2.07%	(f)(g)	12/25/2035	68,941
1,473,552	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	1,244,335
646,410	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	522,279
2,227,100	Residential Accredit Loans, Inc., Series 2006-QS10-A1	6.00%		08/25/2036	1,879,110
684,856	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	571,947
4,926,606	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	3,957,301
1,151,350	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	580,638
1,918,837	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	1,519,804
3,087,674	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	2,464,278
1,413,040	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	1,200,206
560,244	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	454,990
1,992,139	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	1,622,364
1,587,923	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	1,289,596
628,409	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	510,349
248,673	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	201,955
1,130,227	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	930,626
6,279,054	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	5,170,153
692,108	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (-8 x 1 Month LIBOR USD + 42.86%, 42.86% Cap)	19.21%	(g)	01/25/2036	655,469
4,601,533	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	3,855,425
1,083,730	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (-790 x 1 Month LIBOR USD + 5143.00%, 0.10% Floor, 8.00% Cap)	8.00%	(g)	04/25/2036	943,452
4,286,392	Residential Accredit Loans, Inc., Series 2006-QS4-A9	6.00%		04/25/2036	3,404,947
2,770,996	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	2,272,539
8,258,610	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	6,773,022
1,393,359	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	1,135,361
2,021,461	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	1,647,162
3,872,131	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	3,059,494
6,714,841	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	2.47%	(f)(g)	08/25/2036	493,710
2,496,788	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	2.22%	(f)(g)	07/25/2036	126,798
23,375,818	Residential Accredit Loans, Inc., Series 2007-QA5-1A1	5.49%	(c)	09/25/2037	16,892,509
25,097,677	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.46%, 0.46% Floor)	3.54%		06/25/2037	10,358,393
10,505,205	Residential Accredit Loans, Inc., Series 2007-QH7-2A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	3.68%		08/25/2037	9,535,231
24,657,470	Residential Accredit Loans, Inc., Series 2007-QS10-A1	6.50%		09/25/2037	19,690,977
2,606,243	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	2,043,830
8,469,669	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.37%	(f)(g)	01/25/2037	473,336
852,562	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	687,917
2,058,863	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	1,621,636
2,806,917	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	2,293,205
14,217,929	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	11,296,407
2,267,137	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	1,777,909
3,659,005	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	2,947,962
1,504,935	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	1,222,377
620,847	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	3.38%		03/25/2037	471,348
2,061,974	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	3.62%	(f)(g)	03/25/2037	182,079
1,651,151	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	1,356,993
530,893	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (-8 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	29.30%	(g)	04/25/2037	530,016
2,364,319	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	1,943,106
3,767,994	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	3,155,857
260,243	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (-8 x 1 Month LIBOR USD + 55.83%, 55.83% Cap)	30.13%	(g)	04/25/2037	266,029
5,437,760	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	2,395,372
14,633,293	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	11,807,907
3,860,296	Residential Asset Securities Corporation, Series 2005-KS4-M5 (1 Month LIBOR USD + 1.20%, 1.80% Floor)	4.88%		05/25/2035	3,513,407
9,381,082	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.00% Cap)	3.28%		10/25/2036	9,075,006
4,543,991	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	2,464,577
1,503,690	Residential Asset Securitization Trust, Series 2005-A12-A7 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	1.92%	(f)(g)	11/25/2035	87,244
1,562,158	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	3.63%		11/25/2035	745,178
1,788,195	Residential Asset Securitization Trust, Series 2005-A15-1A7	6.00%		02/25/2036	1,682,648
6,959,478	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	3,001,118
7,075,052	Residential Asset Securitization Trust, Series 2005-A16-A1	5.00%		02/25/2036	2,960,471
3,016,249	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	1,985,322
3,047,175	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	1.92%	(f)(g)	07/25/2035	139,346
4,909,525	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	1,974,226
647,090	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	323,708
6,980,990	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	2,893,766
7,270,114	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	2,806,758
10,365,444	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	5,298,894
14,017,479	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	3.53%		12/25/2036	2,789,639
30,934,473	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	3.47%	(f)(g)	12/25/2036	5,120,760
5,461,506	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	2,445,841
3,802,331	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		05/25/2036	1,694,984
3,160,094	Residential Asset Securitization Trust, Series 2006-A2-A9	6.00%		05/25/2036	1,408,692
2,315,266	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	1,568,781
4,575,971	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	16.06%	(g)(d)	01/25/2046	5,393,720
19,261,945	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	11,999,762
725,875	Residential Asset Securitization Trust, Series 2007-A3-1A2 (-8 x 1 Month LIBOR USD + 46.38%, 46.38% Cap)	22.74%	(g)	04/25/2037	821,969
22,804,355	Residential Asset Securitization Trust, Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.02%	(f)(g)	05/25/2037	1,434,886
5,864,444	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	3.48%		05/25/2037	497,381
4,214,618	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	2,519,208
1,847,052	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	1,104,040
7,626,110	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	4,705,148
7,740,803	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	3,201,866
34,049,025	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	14,083,865
15,086,404	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	6,240,263
4,067,407	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	3,441,061
1,211,399	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	1,013,614
82,937	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	69,396
2,458,922	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	1,979,431
3,042,345	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	2,483,471
1,535,896	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	1,221,450
1,730,356	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	1,376,098
3,230,376	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	2,569,018
504,800	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	401,452
1,679,280	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	1,211,800
1,572,434	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	1,266,970
880,610	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	711,828
11,331,007	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	9,309,774
3,283,771	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	2,710,291
1,341,768	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	1,126,112
8,588,950	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	6,749,973
4,329,788	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	3,083,304
739,425	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	5.01%	(c)	02/25/2037	576,223
3,086,004	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	3.50%	(c)	04/25/2037	2,481,785
6,300,000	Residential Mortgage Loan Trust, Series 2020-2-M1	3.57%	(a)(c)	05/25/2060	6,122,819
38,228,439	RSFR, Series 2020-1-PT	4.21%	(a)(l)	02/17/2025	36,854,853
71,791,508	RSFR, Series 2021-1-PT	4.75%	(a)(l)	06/19/2026	66,889,440
3,701,213	Securitized Asset Backed Receivables LLC Trust, Series 2006-NC3-A2B (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%		09/25/2036	1,430,022
5,868,987	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A2A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	3.15%		04/25/2037	4,039,583
5,736,018	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A2B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	3.30%		04/25/2037	3,939,578
15,578,890	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR4-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	3.28%		05/25/2037	10,281,603
201,561,217	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	3.30%	(a)(c)	02/25/2045	172,842,251
82,973	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 11.50% Cap)	3.69%		07/20/2033	77,719
4,894,024	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	3.42%		02/25/2036	4,791,515
2,519,844	SG Mortgage Securities Trust, Series 2006-FRE1-A2C (1 Month LIBOR USD + 0.54%, 0.54% Floor)	3.62%		02/25/2036	1,499,876
11,154,168	Soundview Home Loan Trust, Series 2007-NS1-M1 (1 Month LIBOR USD + 0.35%, 0.35% Floor)	3.43%		01/25/2037	10,802,672
3,528,724	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	3.23%		06/25/2037	2,536,956
6,350,954	Soundview Home Loan Trust, Series 2007-OPT3-1A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	3.25%		08/25/2037	5,542,411
19,422,712	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	4.08%		09/25/2037	14,666,805
43,453,083	Soundview Home Loan Trust, Series 2007-WM1W-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.47%		02/25/2037	38,131,805
3,975,417	Specialty Underwriting & Residential Finance Trust, Series 2006-BC2-A2B	3.57%		02/25/2037	1,646,991
14,162,253	Specialty Underwriting & Residential Finance Trust, Series 2007-AB1-A2C (1 Month LIBOR USD + 0.25%, 0.25% Floor)	3.33%		03/25/2037	8,946,441
9,826,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH1-M1	3.22%	(a)(c)	01/28/2050	9,426,369
3,970,056	STARM Mortgage Loan Trust, Series 2007-2-1A1	2.27%	(c)	04/25/2037	1,957,678
1,501,056	STARM Mortgage Loan Trust, Series 2007-3-1A1	3.10%	(c)	06/25/2037	1,057,480
6,329,000	Starwood Mortgage Residential Trust, Series 2021-1-B2	4.52%	(a)(c)	05/25/2065	5,800,711
5,000,000	Starwood Mortgage Residential Trust, Series 2021-2-B1	2.75%	(a)(c)	05/25/2065	4,144,140
7,110,000	Starwood Mortgage Residential Trust, Series 2021-2-B2	3.00%	(a)(c)	05/25/2065	5,613,413
9,103,000	Starwood Mortgage Residential Trust, Series 2021-5-M1	3.25%	(a)(c)	09/25/2066	6,253,758
99,414	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	3.78%	(c)	09/25/2034	99,031
1,411,516	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.26%	(c)	12/25/2035	1,270,234
2,440,558	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12-2A1	3.79%	(c)	01/25/2037	1,963,138
7,459,480	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	3.63%	(c)	02/25/2036	4,792,947
1,968,728	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8-4A4	3.94%	(c)	09/25/2036	1,808,716
7,733,174	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	3.68%		08/25/2037	6,669,755
76,562,358	Structured Asset Investment Loan Trust, Series 2006-3-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	3.24%		06/25/2036	51,013,905
8,566,201	Structured Asset Investment Loan Trust, Series 2006-4-A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	3.26%		07/25/2036	5,589,207
20,800,000	Structured Asset Investment Loan Trust, Series 2006-4-A5 (1 Month LIBOR USD + 0.31%, 0.31% Floor)	3.39%		07/25/2036	7,540,803
9,275,143	Structured Asset Mortgage Investments Trust, Series 2006-AR3-12A2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 10.50% Cap)	3.48%		04/25/2036	7,737,306
855,384	Structured Asset Securities Corporation, Series 2003-24A-1A3	3.76%	(c)	07/25/2033	841,868
8,693,872	Structured Asset Securities Corporation, Series 2005-5-3A1	6.00%		04/25/2035	5,105,690
70,387,613	Structured Asset Securities Corporation, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	3.40%		12/25/2036	43,607,069
14,457,761	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	3.42%		12/25/2036	14,076,392
55,442,583	Structured Asset Securities Corporation, Series 2007-4-1A3 (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.17%	(a)(f)(g)(d)	03/28/2045	3,088,152
20,127,500	Structured Asset Securities Corporation, Series 2007-BC4-M1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	3.58%		11/25/2037	16,273,110
13,965,219	Structured Asset Securities Corporation, Series 2007-MN1A-A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	3.32%	(a)	01/25/2037	9,710,117
16,397,443	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.27%	(a)	03/25/2037	13,517,524
240,333	SunTrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	211,621
455,214	SunTrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	267,382
11,222,746	Terwin Mortgage Trust, Series 2006-7-2A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	3.62%	(a)	08/25/2037	5,480,710
167,017	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 11.50% Cap)	4.08%		12/25/2033	159,961
3,189,883	Thornburg Mortgage Securities Trust, Series 2004-4-5A	1.88%	(c)	12/25/2044	2,804,112
4,634,055	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	6.10%		03/25/2037	4,233,663
1,629,817	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	6.10%		03/25/2037	1,432,248
4,100,000	Toorak Mortgage Corporation Ltd., Series 2020-1-A2	3.23%	(a)(l)	03/25/2023	4,022,456
30,000,000	Toorak Mortgage Corporation Ltd., Series 2021-1-A1	2.24%	(a)(l)	06/25/2024	28,589,130
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-E	3.40%	(a)	03/18/2038	4,512,583
8,900,000	Tricon American Homes Trust, Series 2020-SFR1-D	2.55%	(a)	07/17/2038	7,652,567
1,600,000	Tricon American Homes Trust, Series 2020-SFR1-E	3.54%	(a)	07/19/2038	1,416,423
16,000,000	Tricon Residential Trust, Series 2021-SFR1-B	2.24%	(a)	07/19/2038	14,009,592
13,250,000	Tricon Residential Trust, Series 2021-SFR1-C	2.34%	(a)	07/19/2038	11,471,484
5,250,000	Tricon Residential Trust, Series 2021-SFR1-D	2.59%	(a)	07/19/2038	4,526,748
10,000,000	Tricon Residential Trust, Series 2021-SFR1-E2	2.89%	(a)	07/19/2038	8,517,373
11,300,000	Tricon Residential Trust, Series 2021-SFR1-F	3.69%	(a)	07/19/2038	9,706,877
8,222,548	TVC Mortgage Trust, Series 2020-RTL1-A1	3.47%	(a)	09/25/2024	8,199,264
5,276,985	VCAT LLC, Series 2021-NPL3-A1	1.74%	(a)(l)	05/25/2051	4,862,600
25,059,464	VCAT LLC, Series 2021-NPL4-A1	1.87%	(a)(l)	08/25/2051	23,142,613
38,688,953	VCAT LLC, Series 2021-NPL5-A1	1.87%	(a)(l)	08/25/2051	35,409,287
16,553,030	VCAT LLC, Series 2021-NPL6-A1	1.92%	(a)(l)	09/25/2051	15,465,524
9,513,658	Velocity Commercial Capital Loan Trust, Series 2017-2-AFX	3.07%	(a)(c)	11/25/2047	8,983,419
11,723,870	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	(a)(c)	10/25/2048	11,364,590
31,369,685	Velocity Commercial Capital Loan Trust, Series 2019-1-A	3.76%	(a)(c)	03/25/2049	30,218,891
3,015,167	Velocity Commercial Capital Loan Trust, Series 2019-1-M4	4.61%	(a)(c)	03/25/2049	2,643,899
11,744,357	Velocity Commercial Capital Loan Trust, Series 2019-2-A	3.13%	(a)(c)	07/25/2049	11,262,488
4,281,105	Velocity Commercial Capital Loan Trust, Series 2019-2-M1	3.26%	(a)(c)	07/25/2049	3,952,438
2,544,549	Velocity Commercial Capital Loan Trust, Series 2020-1-M4	3.54%	(a)(c)	02/25/2050	2,154,865
6,100,000	Verus Securitization Trust, Series 2021-3-M1	2.40%	(a)(c)	06/25/2066	4,331,862
4,588,000	Verus Securitization Trust, Series 2021-4-B1	3.05%	(a)(c)	07/25/2066	2,890,204
2,300,000	Verus Securitization Trust, Series 2021-4-B2	3.81%	(a)(c)	07/25/2066	1,400,686
2,500,000	Verus Securitization Trust, Series 2021-4-M1	2.20%	(a)(c)	07/25/2066	1,630,636
6,651,000	Verus Securitization Trust, Series 2021-5-B1	3.04%	(a)(c)	09/25/2066	4,424,924
9,255,000	Verus Securitization Trust, Series 2021-5-M1	2.33%	(a)(c)	09/25/2066	6,283,672
17,866,857	VOLT LLC, Series 2021-CF1-A1	1.99%	(a)(l)	08/25/2051	16,696,578
13,846,415	VOLT LLC, Series 2021-CF2-A1	2.49%	(a)(l)	11/27/2051	12,735,933
26,370,352	VOLT LLC, Series 2021-NPL1-A1	1.89%	(a)(l)	02/27/2051	24,069,529
8,145,159	VOLT LLC, Series 2021-NPL2-A1	1.89%	(a)(l)	02/27/2051	7,599,140
68,892,838	VOLT LLC, Series 2021-NPL3-A1	2.24%	(a)(l)	02/27/2051	64,210,213
9,802,989	VOLT LLC, Series 2021-NPL5-A1	2.12%	(a)(l)	03/27/2051	9,037,129
29,895,738	VOLT LLC, Series 2021-NPL6-A1	2.24%	(a)(l)	04/25/2051	27,389,901
2,305,421	VOLT LLC, Series 2021-NPL9-A1	1.99%	(a)(l)	05/25/2051	2,111,614
6,488,325	Voyager Trust, Series 2009-1-SAC3	8.22%	(a)(c)	02/26/2038	4,637,008
1,287,143	Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE2-A4 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	3.56%		05/25/2036	1,030,568
19,663,396	Washington Mutual Asset-Backed Certificates Trust, Series 2007-HE2-2A2 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	3.30%		02/25/2037	7,170,464
3,944,166	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-1-2A	6.00%		03/25/2035	3,242,094
1,085,533	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-4-5A1	5.50%		06/25/2035	942,813
436,127	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-5-CB12 (-11 x 1 Month LIBOR USD + 50.60%, 50.60% Cap)	16.68%	(g)	07/25/2035	384,109
1,412,287	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-5-CB6 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.50% Cap)	3.68%		07/25/2035	1,288,305
327,362	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-6-2A7	5.50%		08/25/2035	276,250
4,334,681	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7-2CB6 (1 Month LIBOR USD + 1.45%, 1.45% Floor, 6.00% Cap)	4.53%		08/25/2035	4,170,251
394,062	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7-2CB7 (-11 x 1 Month LIBOR USD + 50.05%, 50.05% Cap)	16.13%	(g)	08/25/2035	347,718
2,350,668	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7-3CB	6.50%		08/25/2035	1,866,539
5,445,038	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-8-1A2	5.50%		10/25/2035	5,012,801
4,657,767	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-9-2A2	5.50%		11/25/2035	4,124,850
1,265,989	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-9-CX	5.50%	(f)	11/25/2035	225,946
4,896,411	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR19-B1 (1 Month LIBOR USD + 1.05%, 1.05% Floor, 10.50% Cap)	4.13%		12/25/2045	4,202,370
4,445,715	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-2CB1	7.00%		02/25/2036	3,352,887
1,776,373	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A1	5.75%		02/25/2036	1,545,403
898,923	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A2	5.75%		02/25/2036	803,354
763,676	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A7	5.75%		02/25/2036	682,816
2,117,977	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-3-3CB4	6.00%		04/25/2036	1,796,067
1,214,523	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-1A8	5.75%		07/25/2036	910,214
2,665,580	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-2CB1	6.00%		07/25/2036	1,907,010
4,841,815	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-2CB6	6.00%		07/25/2036	3,463,932
13,412,651	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-3A3	6.72%		07/25/2036	3,542,410
5,589,379	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-3A5	6.95%		07/25/2036	1,475,179
7,992,572	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-8-A4	4.19%		10/25/2036	3,050,215
2,915,098	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-9-A7	4.31%		10/25/2036	930,350
6,373,932	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10-1A1	3.72%	(c)	09/25/2036	5,917,984
4,005,188	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10-A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	3.28%		12/25/2036	2,253,994
6,513,893	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	1.94%		11/25/2046	5,684,038
5,993,077	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR4-2A (12 Month US Treasury Average + 0.95%, 0.95% Floor)	2.05%		05/25/2046	4,534,115
5,129,197	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5-4A (12 Month US Treasury Average + 0.99%, 0.99% Floor)	2.09%		06/25/2046	4,102,761
3,438,137	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5-A12B (12 Month US Treasury Average + 0.98%, 0.98% Floor)	2.08%		06/25/2046	3,140,638
488,444	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR6-2A3	3.56%	(c)	08/25/2036	422,981
7,652,666	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-2-1A6	6.00%		02/25/2037	6,222,200
2,547,628	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-3-A2	6.00%		04/25/2037	2,187,398
3,510,356	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-3-A3	6.00%		04/25/2037	3,013,769
2,435,070	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-4-1A1	5.50%		06/25/2037	2,201,651
174,478	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	20.98%	(g)	06/25/2037	208,926
4,361,955	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A6	6.00%		06/25/2037	4,184,166
8,147,753	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HE1-2A2 (1 Month LIBOR USD + 0.11%, 0.11% Floor)	3.19%		01/25/2037	4,121,900
15,238,271	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HE4-1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	3.25%		07/25/2047	11,396,860
5,116,186	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY3-4A1	3.27%	(c)	08/25/2036	4,750,539
7,991,516	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5-1A1	2.98%	(c)	05/25/2037	7,055,421
5,994,332	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OC1-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	3.20%		05/25/2037	5,425,199
549,871	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	471,729
2,414,363	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	2,071,256
2,081,709	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	1,785,876
3,411,817	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	2,926,961
13,768,687	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	12,120,150
2,451,822	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	3.43%		06/25/2037	2,183,087
3,611,914	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	3.57%	(f)(g)	06/25/2037	202,991
274,437	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	228,580
4,666,985	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	4,050,725
1,854,223	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	1,609,379
3,285,619	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	2,801,424
26,282,865	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	22,840,674
5,124,380	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	3.86%	(c)	12/28/2037	4,787,112
1,777,039	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	4.04%	(c)	09/25/2036	1,630,530
906,533	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	4.17%	(c)	09/25/2036	860,858
924,343	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	2.87%	(c)	04/25/2036	878,013
1,366,254	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	1,163,354
95,020	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	80,222
3,076,704	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	2,619,788
833,321	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	709,549
283,399	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	3.58%		06/25/2037	233,427
774,241	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	659,260
327,773	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	3.58%		06/25/2037	269,976
147,864	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	20.50%	(g)	06/25/2037	164,467
11,978,936	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	3.16%	(c)	12/25/2037	10,821,876

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $11,648,879,518)					9,663,556,820

US Government and Agency Mortgage Backed Obligations - 43.3%
2,219,665	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C03490	4.50%		08/01/2040	2,179,166
16,987,845	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91388	3.50%		02/01/2032	16,062,881
8,682,477	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91403	3.50%		03/01/2032	8,209,683
8,804,285	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91413	3.50%		12/01/2031	8,324,926
4,466,932	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91417	3.50%		01/01/2032	4,223,735
17,942,657	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91447	3.50%		05/01/2032	17,098,060
22,164,909	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91594	3.00%		01/01/2033	20,468,616
6,677,771	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91596	3.00%		02/01/2033	6,166,681
3,321,433	Federal Home Loan Mortgage Corporation Pass-Thru, Pool D98901	3.50%		01/01/2032	3,140,594
7,198,298	Federal Home Loan Mortgage Corporation Pass-Thru, Pool D98923	3.50%		01/01/2032	6,806,418
8,763,012	Federal Home Loan Mortgage Corporation Pass-Thru, Pool D99724	3.00%		11/01/2032	8,092,471
7,712,493	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G01840	5.00%		07/01/2035	7,788,978
1,515,367	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G04817	5.00%		09/01/2038	1,530,332
5,883,611	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G07801	4.00%		10/01/2044	5,601,470
12,846,421	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G07862	4.00%		01/01/2044	12,230,320
13,883,391	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G07905	4.00%		01/01/2042	13,262,833
27,437,714	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08534	3.00%		06/01/2043	24,607,867
8,892,743	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08537	3.00%		07/01/2043	7,973,268
16,323,432	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08614	3.00%		11/01/2044	14,590,408
18,700,457	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08619	3.00%		12/01/2044	16,711,138
24,333,275	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08622	3.00%		01/01/2045	21,742,193
46,017,369	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08626	3.00%		02/01/2045	41,117,349
23,120,667	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08631	3.00%		03/01/2045	20,653,955
65,432,899	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08635	3.00%		04/01/2045	58,445,129
19,558,682	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08640	3.00%		05/01/2045	17,467,897
104,503,560	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08648	3.00%		06/01/2045	93,321,420
19,935,775	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08653	3.00%		07/01/2045	17,798,393
11,648,943	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08658	3.00%		08/01/2045	10,400,001
13,107,840	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08670	3.00%		10/01/2045	11,700,423
154,203,608	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08675	3.00%		11/01/2045	137,638,049
63,684,061	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08680	3.00%		12/01/2045	56,835,966
27,005,338	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08686	3.00%		01/01/2046	24,102,648
60,135,002	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08692	3.00%		02/01/2046	53,671,213
18,936,932	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08705	3.00%		05/01/2046	16,895,469
21,879,116	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08715	3.00%		08/01/2046	19,510,220
1,166,825	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08800	3.50%		02/01/2048	1,067,779
13,755,947	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G16072	3.00%		02/01/2032	13,003,552
25,843,095	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G60251	3.50%		10/01/2045	23,787,339
68,471,433	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G60393	3.50%		01/01/2046	63,027,861
11,030,367	Federal Home Loan Mortgage Corporation Pass-Thru, Pool J22834	2.50%		03/01/2028	10,547,479
24,025,932	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q13637	3.00%		11/01/2042	21,598,154
24,158,339	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q13638	3.00%		11/01/2042	21,710,847
41,128,707	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q16672	3.00%		03/01/2043	36,908,160
2,786,239	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q23595	4.00%		12/01/2043	2,655,610
3,207,701	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q24052	4.00%		01/01/2044	3,043,053
2,708,126	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q24172	4.00%		01/01/2044	2,578,281
2,904,574	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q24979	4.00%		02/01/2044	2,765,346
11,112,958	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q31596	3.50%		02/01/2045	10,209,426
4,611,426	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q32861	3.50%		04/01/2045	4,234,860
11,175,833	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q32921	3.50%		04/01/2045	10,267,184
12,192,145	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q39502	3.50%		03/01/2046	11,222,246
26,807,245	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q44073	3.00%		09/01/2046	23,885,260
16,232,369	Federal Home Loan Mortgage Corporation Pass-Thru, Pool QU7965	2.00%		09/01/2051	12,754,423
14,676,029	Federal Home Loan Mortgage Corporation Pass-Thru, Pool QU7970	2.00%		09/01/2051	11,531,356
11,373,303	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA2854	2.50%		06/01/2050	9,623,452
54,320,642	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA3515	2.50%		09/01/2050	45,920,750
22,870,479	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA4218	2.50%		12/01/2050	19,346,655
17,177,571	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA4968	2.50%		04/01/2046	14,577,497
66,033,850	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA5267	3.00%		05/01/2051	57,896,805
196,720,958	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA7642	4.50%		08/01/2052	188,120,082
147,549,413	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA7784	4.50%		08/01/2052	141,098,375
62,749,823	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RB0714	2.00%		12/01/2041	52,061,789
81,722,364	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RB5089	1.50%		12/01/2040	65,142,741
9,205,162	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RB5106	2.50%		03/01/2041	7,949,789
93,206,024	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RB5110	1.50%		05/01/2041	74,622,328
60,283,211	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RB5131	2.00%		10/01/2041	50,530,757
43,764,703	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RE6097	2.00%		05/01/2051	34,395,990
17,673,664	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD0035	3.00%		04/01/2047	15,817,251
36,570,101	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD0699	2.00%		11/01/2050	30,072,247
50,786,440	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD0715	2.00%		09/01/2051	41,553,957
223,988,804	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD7534	2.50%		02/01/2051	190,761,037
92,619,418	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8152	3.00%		06/01/2051	81,206,537
3,544,977	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8168	3.00%		09/01/2051	3,107,407
10,467,508	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8169	3.50%		09/01/2051	9,466,481
42,917,097	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8214	3.50%		05/01/2052	38,727,411
42,485,360	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SE9043	2.00%		09/01/2051	33,382,936
1,011,363	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60392	4.00%		10/01/2041	936,482
1,710,067	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60681	4.00%		05/01/2042	1,586,500
6,180,250	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60782	3.50%		07/01/2042	5,552,825
6,876,130	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60853	3.50%		09/01/2042	6,181,638
7,522,083	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60854	3.50%		09/01/2042	6,762,369
1,282,881	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T65110	3.50%		10/01/2042	1,152,750
7,969,555	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T65492	3.00%		06/01/2048	6,904,991
572,934	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T69016	5.00%		06/01/2041	558,843
12,962,519	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T69050	3.50%		05/01/2046	11,744,546
140,308	Federal Home Loan Mortgage Corporation Pass-Thru, Pool U60299	4.00%		11/01/2040	132,962
1,437,179	Federal Home Loan Mortgage Corporation Pass-Thru, Pool U99125	3.00%		01/01/2043	1,277,682
24,753,706	Federal Home Loan Mortgage Corporation Pass-Thru, Pool U99193	3.50%		03/01/2044	22,850,157
56,116,160	Federal Home Loan Mortgage Corporation Pass-Thru, Pool V81821	3.00%		08/01/2045	50,111,623
16,449,862	Federal Home Loan Mortgage Corporation Pass-Thru, Pool V82117	3.00%		12/01/2045	14,681,839
13,438,214	Federal Home Loan Mortgage Corporation Pass-Thru, Pool V82209	3.50%		02/01/2046	12,369,157
7,305,001	Federal Home Loan Mortgage Corporation Pass-Thru, Pool V82248	3.50%		03/01/2046	6,723,870
87,271,586	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Z40117	3.00%		04/01/2045	77,924,790
7,292,468	Federal Home Loan Mortgage Corporation Pass-Thru, Pool ZS4750	3.00%		01/01/2048	6,441,452
15,981,507	Federal Home Loan Mortgage Corporation Pass-Thru, Pool ZT1827	3.00%		07/01/2047	14,212,089
490,367	Federal Home Loan Mortgage Corporation REMICS, Series 2519-ZD	5.50%		11/15/2032	494,914
260,514	Federal Home Loan Mortgage Corporation REMICS, Series 2596-ZL	5.00%		04/15/2033	262,519
181,882	Federal Home Loan Mortgage Corporation REMICS, Series 2684-ZN	4.00%		10/15/2033	176,730
1,186,860	Federal Home Loan Mortgage Corporation REMICS, Series 2750-ZT	5.00%		02/15/2034	1,194,087
3,122,042	Federal Home Loan Mortgage Corporation REMICS, Series 2825-PZ	5.50%		07/15/2034	3,185,557
1,875,432	Federal Home Loan Mortgage Corporation REMICS, Series 2898-JZ	5.00%		12/15/2034	1,876,504
4,607,503	Federal Home Loan Mortgage Corporation REMICS, Series 2899-AZ	5.00%		12/15/2034	4,611,981
2,373,292	Federal Home Loan Mortgage Corporation REMICS, Series 2909-Z	5.00%		12/15/2034	2,376,324
4,940,732	Federal Home Loan Mortgage Corporation REMICS, Series 2932-Z	5.00%		02/15/2035	4,951,172
151,001	Federal Home Loan Mortgage Corporation REMICS, Series 2990-JL (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	3.83%	(f)(g)	03/15/2035	1,943
2,042,652	Federal Home Loan Mortgage Corporation REMICS, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	3.68%	(f)(g)	07/15/2035	156,466
1,299,214	Federal Home Loan Mortgage Corporation REMICS, Series 3030-SL (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.28%	(f)(g)	09/15/2035	66,883
452,965	Federal Home Loan Mortgage Corporation REMICS, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	3.91%	(f)(g)	10/15/2035	25,658
3,282,490	Federal Home Loan Mortgage Corporation REMICS, Series 3116-Z	5.50%		02/15/2036	3,348,885
507,637	Federal Home Loan Mortgage Corporation REMICS, Series 3117-ZN	4.50%		02/15/2036	484,823
1,547,928	Federal Home Loan Mortgage Corporation REMICS, Series 3174-PZ	5.00%		01/15/2036	1,552,809
418,550	Federal Home Loan Mortgage Corporation REMICS, Series 3187-JZ	5.00%		07/15/2036	419,930
1,111,463	Federal Home Loan Mortgage Corporation REMICS, Series 3188-ZK	5.00%		07/15/2036	1,113,505
1,749,510	Federal Home Loan Mortgage Corporation REMICS, Series 3203-SE (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	3.68%	(f)(g)	08/15/2036	133,372
2,247,636	Federal Home Loan Mortgage Corporation REMICS, Series 3203-Z	5.00%		07/15/2036	2,256,307
3,561,395	Federal Home Loan Mortgage Corporation REMICS, Series 3203-ZC	5.00%		07/15/2036	3,575,134
2,381,147	Federal Home Loan Mortgage Corporation REMICS, Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	3.61%	(f)(g)	01/15/2037	190,916
2,154,281	Federal Home Loan Mortgage Corporation REMICS, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	3.26%	(f)(g)	02/15/2037	149,770
555,201	Federal Home Loan Mortgage Corporation REMICS, Series 3315-HZ	6.00%		05/15/2037	562,841
1,614,752	Federal Home Loan Mortgage Corporation REMICS, Series 3326-GS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	3.83%	(f)(g)	06/15/2037	144,547
391,750	Federal Home Loan Mortgage Corporation REMICS, Series 3351-ZC	5.50%		07/15/2037	393,437
4,955,125	Federal Home Loan Mortgage Corporation REMICS, Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.23%	(f)(g)	08/15/2037	359,394
203,479	Federal Home Loan Mortgage Corporation REMICS, Series 3369-Z	6.00%		09/15/2037	207,880
561,726	Federal Home Loan Mortgage Corporation REMICS, Series 3405-ZG	5.50%		01/15/2038	561,380
396,904	Federal Home Loan Mortgage Corporation REMICS, Series 3417-SI (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	3.36%	(f)(g)	02/15/2038	27,047
1,085,964	Federal Home Loan Mortgage Corporation REMICS, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	2.83%	(f)(g)	03/15/2038	60,555
178,327	Federal Home Loan Mortgage Corporation REMICS, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	2.83%	(f)(g)	03/15/2038	9,616
236,107	Federal Home Loan Mortgage Corporation REMICS, Series 3451-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	3.21%	(f)(g)	02/15/2037	17,538
245,169	Federal Home Loan Mortgage Corporation REMICS, Series 3455-SC (-1 x 1 Month LIBOR USD + 6.06%, 6.06% Cap)	3.24%	(f)(g)	06/15/2038	14,535
101,948	Federal Home Loan Mortgage Corporation REMICS, Series 3473-SM (-1 x 1 Month LIBOR USD + 6.07%, 6.07% Cap)	3.25%	(f)(g)	07/15/2038	6,220
1,858,429	Federal Home Loan Mortgage Corporation REMICS, Series 3484-SE (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.03%	(f)(g)	08/15/2038	106,142
2,589,235	Federal Home Loan Mortgage Corporation REMICS, Series 3519-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	2.73%	(f)(g)	02/15/2038	128,087
800,346	Federal Home Loan Mortgage Corporation REMICS, Series 3524-LB	3.20%	(c)(h)	06/15/2038	756,662
67,582	Federal Home Loan Mortgage Corporation REMICS, Series 3530-GZ	4.50%		05/15/2039	60,698
2,399,614	Federal Home Loan Mortgage Corporation REMICS, Series 3541-EI (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	3.93%	(f)(g)	06/15/2039	232,888
191,642	Federal Home Loan Mortgage Corporation REMICS, Series 3545-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.33%	(f)(g)	06/15/2039	12,034
79,723	Federal Home Loan Mortgage Corporation REMICS, Series 3549-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	2.98%	(f)(g)	07/15/2039	4,875
2,967,263	Federal Home Loan Mortgage Corporation REMICS, Series 3577-LS (-1 x 1 Month LIBOR USD + 7.20%, 7.20% Cap)	4.38%	(f)(g)	08/15/2035	253,832
875,744	Federal Home Loan Mortgage Corporation REMICS, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.18%	(f)(g)	10/15/2049	56,084
933,905	Federal Home Loan Mortgage Corporation REMICS, Series 3583-GB	4.50%		10/15/2039	919,586
1,794,993	Federal Home Loan Mortgage Corporation REMICS, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.53%	(f)(g)	03/15/2032	106,025
2,669,821	Federal Home Loan Mortgage Corporation REMICS, Series 3626-AZ	5.50%		08/15/2036	2,732,738
3,935,968	Federal Home Loan Mortgage Corporation REMICS, Series 3641-Z	5.50%		02/15/2036	4,028,658
3,602,896	Federal Home Loan Mortgage Corporation REMICS, Series 3654-ZB	5.50%		11/15/2037	3,687,431
8,626,399	Federal Home Loan Mortgage Corporation REMICS, Series 3666-VZ	5.50%		08/15/2036	8,828,532
413,595	Federal Home Loan Mortgage Corporation REMICS, Series 3667-SB (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.63%	(f)(g)	05/15/2040	32,383
3,351,127	Federal Home Loan Mortgage Corporation REMICS, Series 3702-SG (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.23%	(f)(g)	08/15/2032	143,241
1,387,326	Federal Home Loan Mortgage Corporation REMICS, Series 3704-EI	5.00%	(f)	12/15/2036	230,256
1,564,756	Federal Home Loan Mortgage Corporation REMICS, Series 3712-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	12.18%	(g)	08/15/2040	1,570,978
2,159,305	Federal Home Loan Mortgage Corporation REMICS, Series 3724-CM	5.50%		06/15/2037	2,168,301
6,833,304	Federal Home Loan Mortgage Corporation REMICS, Series 3726-SA (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.23%	(f)(g)	09/15/2040	606,411
186,682	Federal Home Loan Mortgage Corporation REMICS, Series 3741-SC (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	4.36%	(g)	10/15/2040	136,545
4,674,509	Federal Home Loan Mortgage Corporation REMICS, Series 3752-BS (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	4.87%	(g)	11/15/2040	3,340,031
14,738,350	Federal Home Loan Mortgage Corporation REMICS, Series 3768-ZX	5.00%		12/15/2040	14,675,252
2,173,325	Federal Home Loan Mortgage Corporation REMICS, Series 3771-AL	4.00%		12/15/2030	2,136,990
5,914,557	Federal Home Loan Mortgage Corporation REMICS, Series 3779-BY	3.50%		12/15/2030	5,732,039
13,992,895	Federal Home Loan Mortgage Corporation REMICS, Series 3779-DZ	4.50%	(j)	12/15/2040	13,602,235
6,607,383	Federal Home Loan Mortgage Corporation REMICS, Series 3779-LB	4.00%		12/15/2030	6,496,921
1,600,215	Federal Home Loan Mortgage Corporation REMICS, Series 3779-YA	3.50%		12/15/2030	1,550,834
5,442,970	Federal Home Loan Mortgage Corporation REMICS, Series 3783-AC	4.00%		01/15/2031	5,351,952
2,984,617	Federal Home Loan Mortgage Corporation REMICS, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	3.86%	(g)	01/15/2041	2,172,178
4,703,250	Federal Home Loan Mortgage Corporation REMICS, Series 3788-AY	3.50%		01/15/2031	4,556,610
1,026,107	Federal Home Loan Mortgage Corporation REMICS, Series 3790-Z	4.00%		01/15/2041	973,484
11,269,595	Federal Home Loan Mortgage Corporation REMICS, Series 3800-VZ	4.50%		02/15/2041	11,096,391
1,404,042	Federal Home Loan Mortgage Corporation REMICS, Series 3803-ZM	4.00%		02/15/2041	1,338,559
18,629,198	Federal Home Loan Mortgage Corporation REMICS, Series 3806-CZ	5.50%		07/15/2034	18,988,839
6,516,857	Federal Home Loan Mortgage Corporation REMICS, Series 3808-DB	3.50%		02/15/2031	6,312,903
5,504,886	Federal Home Loan Mortgage Corporation REMICS, Series 3812-EY	3.50%		02/15/2031	5,332,856
1,498,617	Federal Home Loan Mortgage Corporation REMICS, Series 3818-CZ	4.50%		03/15/2041	1,487,945
140,190	Federal Home Loan Mortgage Corporation REMICS, Series 3819-MS (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	3.65%	(f)(g)	06/15/2040	402
3,995,398	Federal Home Loan Mortgage Corporation REMICS, Series 3819-ZU	5.50%		07/15/2034	4,073,305
13,102,900	Federal Home Loan Mortgage Corporation REMICS, Series 3824-EY	3.50%		03/15/2031	12,691,836
3,350,433	Federal Home Loan Mortgage Corporation REMICS, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	4.75%	(g)	02/15/2041	2,022,293
4,546,702	Federal Home Loan Mortgage Corporation REMICS, Series 3829-VZ	4.00%		03/15/2041	4,301,430
8,656,723	Federal Home Loan Mortgage Corporation REMICS, Series 3843-PZ	5.00%		04/15/2041	8,715,135
12,824,164	Federal Home Loan Mortgage Corporation REMICS, Series 3863-ZA	5.50%		08/15/2034	13,075,374
4,187,440	Federal Home Loan Mortgage Corporation REMICS, Series 3870-PB	4.50%		06/15/2041	4,120,477
19,397,319	Federal Home Loan Mortgage Corporation REMICS, Series 3871-LZ	5.50%		06/15/2041	19,856,787
5,806,419	Federal Home Loan Mortgage Corporation REMICS, Series 3872-BA	4.00%		06/15/2041	5,479,131
2,845,015	Federal Home Loan Mortgage Corporation REMICS, Series 3877-EY	4.50%		06/15/2041	2,642,333
923,242	Federal Home Loan Mortgage Corporation REMICS, Series 3877-GY	4.50%		06/15/2041	846,633
8,460,081	Federal Home Loan Mortgage Corporation REMICS, Series 3877-ZU	4.50%		06/15/2041	8,332,010
2,594,819	Federal Home Loan Mortgage Corporation REMICS, Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	3.15%	(f)(g)	07/15/2041	141,081
10,697,416	Federal Home Loan Mortgage Corporation REMICS, Series 3901-VZ	4.00%		07/15/2041	10,138,697
17,878,213	Federal Home Loan Mortgage Corporation REMICS, Series 3910-GZ	5.00%		08/15/2041	18,051,265
2,600,635	Federal Home Loan Mortgage Corporation REMICS, Series 3910-ZE	5.00%		10/15/2034	2,602,698
3,576,103	Federal Home Loan Mortgage Corporation REMICS, Series 3919-KL	4.50%		09/15/2041	3,520,767
12,361,607	Federal Home Loan Mortgage Corporation REMICS, Series 3919-ZJ	4.00%		09/15/2041	12,037,542
908,229	Federal Home Loan Mortgage Corporation REMICS, Series 3942-JZ	4.00%		10/15/2041	859,704
3,761,237	Federal Home Loan Mortgage Corporation REMICS, Series 3944-AZ	4.00%		10/15/2041	3,561,883
1,454,946	Federal Home Loan Mortgage Corporation REMICS, Series 3946-SM (-3 x 1 Month LIBOR USD + 14.70%, 14.70% Cap)	6.25%	(g)	10/15/2041	1,112,133
11,679,480	Federal Home Loan Mortgage Corporation REMICS, Series 3969-AB	4.00%		10/15/2033	11,348,603
2,030,742	Federal Home Loan Mortgage Corporation REMICS, Series 3982-AZ	3.50%		01/15/2042	1,829,781
48,537,117	Federal Home Loan Mortgage Corporation REMICS, Series 3990-ZA	3.50%		01/15/2042	45,106,280
2,885,538	Federal Home Loan Mortgage Corporation REMICS, Series 3999-EZ	4.00%		02/15/2042	2,728,862
21,586,782	Federal Home Loan Mortgage Corporation REMICS, Series 3999-ZB	4.00%		02/15/2042	20,438,693
35,653,892	Federal Home Loan Mortgage Corporation REMICS, Series 4016-KZ	4.00%		03/15/2042	34,356,982
108,175	Federal Home Loan Mortgage Corporation REMICS, Series 4050-BC	2.00%		05/15/2041	107,934
536,249	Federal Home Loan Mortgage Corporation REMICS, Series 4050-ND	2.50%		09/15/2041	523,597
70,052,525	Federal Home Loan Mortgage Corporation REMICS, Series 4084-TZ	4.00%		07/15/2042	66,227,819
47,706,053	Federal Home Loan Mortgage Corporation REMICS, Series 4097-ZA	3.50%		08/15/2042	44,539,025
49,672,013	Federal Home Loan Mortgage Corporation REMICS, Series 4109-GE	4.50%		10/15/2041	48,975,661
14,583,377	Federal Home Loan Mortgage Corporation REMICS, Series 4116-AP	1.35%		08/15/2042	12,411,273
3,924,069	Federal Home Loan Mortgage Corporation REMICS, Series 4121-AV	3.00%		12/15/2035	3,704,055
18,289,157	Federal Home Loan Mortgage Corporation REMICS, Series 4160-HP	2.50%		01/15/2033	17,173,008
17,659,178	Federal Home Loan Mortgage Corporation REMICS, Series 4162-ZJ	3.00%		02/15/2033	16,374,464
50,096,026	Federal Home Loan Mortgage Corporation REMICS, Series 4174-Z	3.50%		03/15/2043	46,621,270
79,645,056	Federal Home Loan Mortgage Corporation REMICS, Series 4179-AZ	4.00%		01/15/2041	76,357,698
9,292,969	Federal Home Loan Mortgage Corporation REMICS, Series 4183-ZB	3.00%	(j)	03/15/2043	7,315,860
3,310,026	Federal Home Loan Mortgage Corporation REMICS, Series 4186-ZJ	3.00%	(j)	03/15/2033	2,921,604
10,000,544	Federal Home Loan Mortgage Corporation REMICS, Series 4189-ML	3.00%		04/15/2038	9,179,115
40,143,373	Federal Home Loan Mortgage Corporation REMICS, Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.32%	(g)	06/15/2043	25,601,697
19,309,604	Federal Home Loan Mortgage Corporation REMICS, Series 4223-US (-1 x 1 Month LIBOR USD + 5.43%, 5.43% Cap)	2.34%	(g)	07/15/2043	12,669,997
26,374,025	Federal Home Loan Mortgage Corporation REMICS, Series 4223-ZV	4.00%		07/15/2043	25,655,945
5,572,998	Federal Home Loan Mortgage Corporation REMICS, Series 4229-TZ	3.00%		06/15/2043	4,964,507
32,097,510	Federal Home Loan Mortgage Corporation REMICS, Series 4229-ZA	4.00%		07/15/2043	31,114,867
8,852,526	Federal Home Loan Mortgage Corporation REMICS, Series 4249-CS (-1 x 1 Month LIBOR USD + 4.65%, 4.65% Cap)	2.73%	(g)	09/15/2043	6,201,594
24,602,775	Federal Home Loan Mortgage Corporation REMICS, Series 4250-BZ	3.00%		09/15/2033	22,994,137
10,419,862	Federal Home Loan Mortgage Corporation REMICS, Series 4267-BZ	4.00%		10/15/2040	10,106,004
24,695,262	Federal Home Loan Mortgage Corporation REMICS, Series 4283-ZL	3.00%	(j)	08/15/2033	23,232,171
20,502,730	Federal Home Loan Mortgage Corporation REMICS, Series 4355-ZX	4.00%		05/15/2044	19,790,867
17,199,616	Federal Home Loan Mortgage Corporation REMICS, Series 4376-GZ	3.00%	(j)	08/15/2044	14,925,297
54,681,738	Federal Home Loan Mortgage Corporation REMICS, Series 4377-LZ	3.00%	(j)	08/15/2044	47,648,633
1,910,007	Federal Home Loan Mortgage Corporation REMICS, Series 4379-KA	3.00%		08/15/2044	1,771,652
748,146	Federal Home Loan Mortgage Corporation REMICS, Series 4384-A	3.00%		12/15/2040	746,000
29,889,946	Federal Home Loan Mortgage Corporation REMICS, Series 4384-ZY	3.00%	(j)	09/15/2044	26,151,822
151,487,522	Federal Home Loan Mortgage Corporation REMICS, Series 4390-NZ	3.00%	(j)	09/15/2044	132,056,520
14,053,578	Federal Home Loan Mortgage Corporation REMICS, Series 4408-PB	3.00%		04/15/2044	13,140,881
19,560,421	Federal Home Loan Mortgage Corporation REMICS, Series 4427-CE	3.00%		02/15/2034	18,932,407
8,203,189	Federal Home Loan Mortgage Corporation REMICS, Series 4427-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	2.78%	(f)(g)	07/15/2044	443,705
8,633,132	Federal Home Loan Mortgage Corporation REMICS, Series 4429-HA	3.00%		04/15/2034	8,339,533
28,867,324	Federal Home Loan Mortgage Corporation REMICS, Series 4434-LZ	3.00%	(j)	02/15/2045	24,564,422
1,374,764	Federal Home Loan Mortgage Corporation REMICS, Series 4438-B	3.00%		10/15/2043	1,311,799
10,793,869	Federal Home Loan Mortgage Corporation REMICS, Series 4441-VZ	3.00%	(j)	02/15/2045	9,141,429
1,920,482	Federal Home Loan Mortgage Corporation REMICS, Series 4444-CH	3.00%		01/15/2041	1,914,050
31,377,527	Federal Home Loan Mortgage Corporation REMICS, Series 4444-CZ	3.00%	(j)	02/15/2045	26,872,244
469,161	Federal Home Loan Mortgage Corporation REMICS, Series 4447-A	3.00%		06/15/2041	468,578
23,956,660	Federal Home Loan Mortgage Corporation REMICS, Series 4447-YZ	4.00%		08/15/2043	23,066,632
44,370,558	Federal Home Loan Mortgage Corporation REMICS, Series 4463-ZC	3.00%		04/15/2045	39,863,330
31,221,225	Federal Home Loan Mortgage Corporation REMICS, Series 4467-ZA	3.00%	(j)	04/15/2045	27,096,767
18,001,203	Federal Home Loan Mortgage Corporation REMICS, Series 4471-BA	3.00%		12/15/2041	17,540,140
15,653,043	Federal Home Loan Mortgage Corporation REMICS, Series 4471-BC	3.00%		12/15/2041	15,252,123
43,779,218	Federal Home Loan Mortgage Corporation REMICS, Series 4471-GA	3.00%		02/15/2044	40,898,904
60,366,075	Federal Home Loan Mortgage Corporation REMICS, Series 4483-CA	3.00%		06/15/2044	56,560,634
31,633,737	Federal Home Loan Mortgage Corporation REMICS, Series 4483-PA	2.50%		06/15/2045	29,355,773
8,321,296	Federal Home Loan Mortgage Corporation REMICS, Series 4492-GZ	3.50%		07/15/2045	7,619,134
1,070,402	Federal Home Loan Mortgage Corporation REMICS, Series 4498-PD	2.50%		08/15/2042	1,058,747
6,451,366	Federal Home Loan Mortgage Corporation REMICS, Series 4500-GO	0.00%	(h)	08/15/2045	4,839,741
11,925,133	Federal Home Loan Mortgage Corporation REMICS, Series 4504-CA	3.00%		04/15/2044	11,340,693
20,958,775	Federal Home Loan Mortgage Corporation REMICS, Series 4527-GA	3.00%		02/15/2044	19,688,902
43,447,127	Federal Home Loan Mortgage Corporation REMICS, Series 4533-AB	3.00%		06/15/2044	40,694,152
39,222,185	Federal Home Loan Mortgage Corporation REMICS, Series 4543-HG	2.70%		04/15/2044	36,542,431
59,988,561	Federal Home Loan Mortgage Corporation REMICS, Series 4573-CA	3.00%		11/15/2044	56,163,408
12,194,270	Federal Home Loan Mortgage Corporation REMICS, Series 4573-DA	3.00%		03/15/2045	11,529,079
12,626,883	Federal Home Loan Mortgage Corporation REMICS, Series 4588-DA	3.00%		02/15/2044	12,052,463
8,157,647	Federal Home Loan Mortgage Corporation REMICS, Series 4629-KA	3.00%		03/15/2045	7,856,446
36,677,169	Federal Home Loan Mortgage Corporation REMICS, Series 4636-DZ	3.50%	(j)	12/15/2046	33,196,957
26,585,072	Federal Home Loan Mortgage Corporation REMICS, Series 4679-VZ	3.50%	(j)	02/15/2047	24,007,420
6,923,988	Federal Home Loan Mortgage Corporation REMICS, Series 4744-KA	3.00%		08/15/2046	6,499,951
5,887,147	Federal Home Loan Mortgage Corporation REMICS, Series 4791-IO	3.00%	(f)	05/15/2048	979,313
33,159,402	Federal Home Loan Mortgage Corporation REMICS, Series 4791-JT	3.00%		05/15/2048	30,392,386
4,810,066	Federal Home Loan Mortgage Corporation REMICS, Series 4791-LI	3.00%	(f)	05/15/2048	659,372
4,810,066	Federal Home Loan Mortgage Corporation REMICS, Series 4791-LO	0.00%	(h)	05/15/2048	3,645,473
18,990,798	Federal Home Loan Mortgage Corporation REMICS, Series 4791-PO	0.00%	(h)	05/15/2048	14,279,285
14,046,954	Federal Home Loan Mortgage Corporation REMICS, Series 4792-A	3.00%		05/15/2048	12,874,526
8,602,358	Federal Home Loan Mortgage Corporation REMICS, Series 4793-C	3.00%		06/15/2048	7,871,765
8,308,002	Federal Home Loan Mortgage Corporation REMICS, Series 4795-AO	0.00%	(h)	05/15/2048	6,108,080
6,933,871	Federal Home Loan Mortgage Corporation REMICS, Series 4801-OG	0.00%	(h)	06/15/2048	5,140,798
13,506,209	Federal Home Loan Mortgage Corporation REMICS, Series 4901-BD	3.00%		07/25/2049	12,506,507
28,531,250	Federal Home Loan Mortgage Corporation REMICS, Series 4924-ST (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(f)(g)	08/25/2048	2,505,158
13,360,650	Federal Home Loan Mortgage Corporation REMICS, Series 5004-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.07%	(f)(g)	07/25/2050	1,661,720
6,642,784	Federal Home Loan Mortgage Corporation REMICS, Series 5062-PA	1.25%		01/25/2051	5,152,898
13,769,282	Federal Home Loan Mortgage Corporation REMICS, Series 5081-MI	2.50%	(f)	03/25/2051	2,030,197
56,846,389	Federal Home Loan Mortgage Corporation REMICS, Series 5105-NH	2.00%		02/25/2037	50,319,434
9,032,854	Federal Home Loan Mortgage Corporation REMICS, Series 5112-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	0.22%	(f)(g)	06/25/2051	94,102
22,060,285	Federal Home Loan Mortgage Corporation REMICS, Series 5117-D	2.00%		06/25/2051	19,656,473
46,228,356	Federal Home Loan Mortgage Corporation REMICS, Series 5126-AH	2.00%		02/25/2037	40,920,536
13,484,377	Federal Home Loan Mortgage Corporation REMICS, Series 5140-B	2.00%		05/25/2040	11,628,789
28,349,628	Federal Home Loan Mortgage Corporation REMICS, Series 5145-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.32%	(f)(g)	09/25/2051	534,453
52,886,307	Federal Home Loan Mortgage Corporation REMICS, Series 5157-EI	3.00%	(f)	10/25/2051	7,469,614
13,026,428	Federal Home Loan Mortgage Corporation REMICS, Series 5159-CD	1.50%		07/25/2041	11,340,279
45,676,574	Federal Home Loan Mortgage Corporation REMICS, Series 5160-S (-1 x Secured Overnight Financing Rate 30 Day Average + 3.74%, 3.74% Cap)	1.46%	(f)(g)	08/25/2050	1,871,027
25,525,743	Federal Home Loan Mortgage Corporation REMICS, Series 5175-CZ	2.50%	(j)	09/25/2051	14,895,525
26,870,612	Federal Home Loan Mortgage Corporation REMICS, Series R003-ZA	5.50%		10/15/2035	27,507,513
9,407,367	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	8,758,603
4,954,126	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	4,602,394
1,484,671	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	4.28%	(a)	01/25/2051	1,427,995
1,250,000	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M2 (Secured Overnight Financing Rate 30 Day Average + 3.75%)	6.03%	(a)	01/25/2051	1,152,308
13,068,447	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/01/2042	11,806,409
9,538,466	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/01/2042	8,843,085
38,068,816	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/01/2042	35,053,118
6,887,532	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/01/2042	6,281,010
5,900,414	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/01/2044	5,333,558
40,644,367	Federal Home Loan Mortgage Corporation, Series 357-200	2.00%		09/01/2047	36,307,843
3,808,960	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	3,829,873
2,759,710	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	2,783,858
4,601,606	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	4,641,849
3,108,231	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	3,135,413
1,304,711	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	1,314,779
1,048,070	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	1,057,291
2,549,730	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	2,567,476
108,198	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	109,143
668,819	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	672,509
5,027,314	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	4,796,433
5,785,522	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	5,197,240
358,924	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	361,422
79,182	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	79,881
1,004,620	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	1,074,832
592,075	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	619,408
5,129,062	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	5,079,517
8,568,567	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	8,641,470
6,922,433	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	6,611,057
146,290	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	139,217
486,901	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	465,049
3,557,829	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	3,360,267
735,280	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	673,441
1,089,111	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	997,851
13,341,430	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	12,600,316
11,084,214	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	10,468,488
1,922,137	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	1,815,555
4,808,600	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	4,542,456
6,836,293	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	6,457,241
4,192,255	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	3,838,609
9,404,773	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	8,677,347
3,275,818	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	2,941,235
4,819,374	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	4,446,741
13,392,073	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	12,354,475
6,879,721	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	6,347,249
35,698,850	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	32,047,357
26,833,189	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	24,082,315
21,374,008	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%		12/01/2032	19,716,709
11,300,671	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%		02/01/2043	10,034,737
13,065,673	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%		02/01/2043	11,606,758
6,202,952	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%		02/01/2033	5,721,913
9,437,869	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%		02/01/2033	8,706,072
11,135,597	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%		03/01/2038	9,828,547
4,982,917	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%		04/01/2033	4,597,557
9,449,782	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%		04/01/2038	8,343,471
7,733,310	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%		05/01/2033	7,134,560
23,680,053	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%		05/01/2033	21,843,655
4,491,285	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%		05/01/2033	4,144,021
221,252	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	211,579
353,975	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%		06/01/2040	355,950
228,984	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%		06/01/2040	230,999
2,782,142	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%		12/01/2040	2,654,756
152,489	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%		12/01/2040	144,963
1,891,564	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%		01/01/2041	1,732,617
793,892	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	758,344
1,496,625	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%		04/01/2026	1,449,250
499,066	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%		09/01/2041	461,399
817,455	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%		09/01/2041	765,199
56,092	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%		09/01/2041	51,337
1,582,200	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%		10/01/2041	1,449,189
2,137,732	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%		10/01/2041	1,979,893
1,125,288	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%		10/01/2041	1,030,722
5,273,594	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%		11/01/2041	4,833,115
1,357,647	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%		10/01/2041	1,243,842
542,671	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%		11/01/2041	500,877
8,288,508	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%		11/01/2041	7,869,027
2,916,415	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%		12/01/2041	2,618,966
1,021,968	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%		12/01/2041	935,655
10,517,200	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%		01/01/2032	9,933,273
1,636,945	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%		02/01/2042	1,499,339
2,957,003	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%		02/01/2042	2,709,107
1,160,870	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%		03/01/2042	1,063,198
1,955,925	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%		03/01/2042	1,791,327
518,253	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%		03/01/2042	502,929
51,798,665	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%		06/01/2043	45,995,636
27,917,910	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%		07/01/2043	24,790,721
618,812	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%		04/01/2026	609,822
4,593,537	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%		10/01/2043	4,368,309
9,927,560	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%		09/01/2053	8,856,625
19,282,506	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%		06/01/2053	16,868,784
25,654,525	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%		04/01/2042	24,495,687
24,272,721	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%		10/01/2044	21,738,540
7,824,360	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%		02/01/2045	7,673,485
24,882,064	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%		06/01/2044	24,402,652
23,294,265	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%		03/01/2046	21,429,456
11,657,715	Federal National Mortgage Association Pass-Thru, Pool AL9220	3.00%		06/01/2045	10,449,930
21,800,892	Federal National Mortgage Association Pass-Thru, Pool AL9445	3.00%		07/01/2031	20,610,691
5,746,068	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%		05/01/2042	5,265,986
14,228,006	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%		09/01/2042	12,776,160
10,990,022	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%		09/01/2042	9,869,964
6,855,279	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%		12/01/2042	6,147,838
7,214,426	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%		04/01/2043	6,471,430
6,681,877	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%		03/01/2044	6,518,267
7,589,308	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%		03/01/2044	7,442,812
4,355,123	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%		05/01/2044	4,271,143
2,187,278	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%		06/01/2044	2,135,816
2,086,639	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%		07/01/2044	2,048,283
10,666,153	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%		08/01/2034	9,839,950
5,063,131	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%		10/01/2034	4,671,264
10,299,504	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%		10/01/2034	9,501,263
32,092,763	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%		12/01/2044	28,659,430
12,673,906	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%		12/01/2044	11,316,521
8,477,070	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%		01/01/2035	7,820,598
12,222,520	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%		01/01/2035	11,275,740
9,316,487	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%		01/01/2045	8,568,846
11,826,277	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%		01/01/2035	10,910,964
74,230,010	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%		03/01/2045	66,264,658
28,464,872	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	25,411,856
12,821,812	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%		04/01/2035	11,828,806
10,454,425	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%		04/01/2035	9,644,904
13,566,552	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%		04/01/2035	12,514,627
9,081,143	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%		05/01/2035	8,377,669
14,781,815	Federal National Mortgage Association Pass-Thru, Pool AS7473	3.00%		07/01/2046	12,802,372
30,816,927	Federal National Mortgage Association Pass-Thru, Pool AS7661	3.00%		08/01/2046	26,694,933
20,265,758	Federal National Mortgage Association Pass-Thru, Pool AS8056	3.00%		10/01/2046	18,032,923
29,185,514	Federal National Mortgage Association Pass-Thru, Pool AS8111	3.00%		10/01/2041	25,962,882
17,585,459	Federal National Mortgage Association Pass-Thru, Pool AS8269	3.00%		11/01/2046	15,641,601
14,656,933	Federal National Mortgage Association Pass-Thru, Pool AS8306	3.00%		11/01/2041	13,063,918
17,306,545	Federal National Mortgage Association Pass-Thru, Pool AS8356	3.00%		11/01/2046	14,989,861
14,150,284	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%		07/01/2045	12,255,804
18,094,225	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%		03/01/2045	16,145,802
6,235,971	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%		02/01/2045	5,403,277
429,713	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%		01/01/2045	375,670
2,828,047	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%		03/01/2045	2,449,790
6,152,374	Federal National Mortgage Association Pass-Thru, Pool AZ0576	3.50%		04/01/2042	5,572,654
9,353,691	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	8,564,610
17,120,100	Federal National Mortgage Association Pass-Thru, Pool BC9003	3.00%		11/01/2046	15,340,258
8,686,320	Federal National Mortgage Association Pass-Thru, Pool BC9081	3.00%		12/01/2046	7,734,660
84,783,808	Federal National Mortgage Association Pass-Thru, Pool BF0314	3.00%		01/01/2053	75,044,066
69,476,365	Federal National Mortgage Association Pass-Thru, Pool BF0353	3.00%		05/01/2053	61,494,399
37,580,601	Federal National Mortgage Association Pass-Thru, Pool BF0391	3.00%		09/01/2053	33,263,328
21,161,964	Federal National Mortgage Association Pass-Thru, Pool BK8257	1.50%		12/01/2050	15,742,334
19,903,394	Federal National Mortgage Association Pass-Thru, Pool BK8267	2.50%		12/01/2050	16,867,974
45,446,452	Federal National Mortgage Association Pass-Thru, Pool BM5112	3.00%		11/01/2033	42,401,953
19,799,459	Federal National Mortgage Association Pass-Thru, Pool BM5299	3.00%		12/01/2046	17,630,075
30,489,074	Federal National Mortgage Association Pass-Thru, Pool BM5633	3.00%		07/01/2047	27,136,813
4,487,363	Federal National Mortgage Association Pass-Thru, Pool BM5834	3.00%		04/01/2048	3,890,018
49,652,093	Federal National Mortgage Association Pass-Thru, Pool BM6779	2.00%		08/01/2051	39,051,989
8,467,386	Federal National Mortgage Association Pass-Thru, Pool BQ6432	2.00%		08/01/2051	6,658,640
49,828,217	Federal National Mortgage Association Pass-Thru, Pool BQ6498	2.00%		09/01/2051	39,163,314
16,769,776	Federal National Mortgage Association Pass-Thru, Pool BQ6564	2.00%		09/01/2051	13,182,332
27,684,087	Federal National Mortgage Association Pass-Thru, Pool BS4319	2.35%		01/01/2039	20,649,634
20,209,682	Federal National Mortgage Association Pass-Thru, Pool BT1777	2.50%		06/01/2051	17,124,455
1,629,283	Federal National Mortgage Association Pass-Thru, Pool BT6556	2.00%		07/01/2051	1,280,772
8,796,956	Federal National Mortgage Association Pass-Thru, Pool CA0862	3.50%		09/01/2047	8,049,366
6,634,009	Federal National Mortgage Association Pass-Thru, Pool CA3898	3.00%		07/01/2034	6,189,063
4,661,252	Federal National Mortgage Association Pass-Thru, Pool CA4413	3.00%		10/01/2049	4,043,675
42,115,240	Federal National Mortgage Association Pass-Thru, Pool CA7235	2.50%		10/01/2050	35,663,751
13,613,562	Federal National Mortgage Association Pass-Thru, Pool CA7671	2.50%		11/01/2040	11,767,093
23,427,696	Federal National Mortgage Association Pass-Thru, Pool CA7789	2.50%		11/01/2040	20,237,256
18,127,948	Federal National Mortgage Association Pass-Thru, Pool CB0189	3.00%		04/01/2051	15,898,848
3,775,315	Federal National Mortgage Association Pass-Thru, Pool CB1648	2.00%		09/01/2051	2,968,178
14,611,927	Federal National Mortgage Association Pass-Thru, Pool CB3332	3.50%		04/01/2052	13,253,206
98,698,639	Federal National Mortgage Association Pass-Thru, Pool CB4291	5.00%		08/01/2052	96,463,521
51,256,484	Federal National Mortgage Association Pass-Thru, Pool FM1000	3.00%		04/01/2047	45,516,007
26,756,922	Federal National Mortgage Association Pass-Thru, Pool FM4347	2.50%		09/01/2050	22,661,671
49,761,422	Federal National Mortgage Association Pass-Thru, Pool FM4684	2.50%		10/01/2050	42,113,149
49,049,202	Federal National Mortgage Association Pass-Thru, Pool FM4752	2.50%		11/01/2050	41,572,039
53,213,693	Federal National Mortgage Association Pass-Thru, Pool FM4792	2.50%		11/01/2050	45,078,016
30,516,365	Federal National Mortgage Association Pass-Thru, Pool FM4913	2.50%		11/01/2050	25,840,230
37,648,351	Federal National Mortgage Association Pass-Thru, Pool FM5150	2.00%		12/01/2050	30,737,758
5,687,714	Federal National Mortgage Association Pass-Thru, Pool FM6864	1.50%		04/01/2041	4,554,299
112,228,315	Federal National Mortgage Association Pass-Thru, Pool FM7159	2.50%		02/01/2051	95,026,584
71,931,178	Federal National Mortgage Association Pass-Thru, Pool FM7557	3.50%		03/01/2050	65,848,207
39,049,687	Federal National Mortgage Association Pass-Thru, Pool FM7915	2.50%		06/01/2051	32,981,597
71,238,353	Federal National Mortgage Association Pass-Thru, Pool FM8104	3.00%		07/01/2051	62,503,390
31,078,748	Federal National Mortgage Association Pass-Thru, Pool FM8158	2.50%		07/01/2051	26,598,184
71,807,947	Federal National Mortgage Association Pass-Thru, Pool FM8215	2.50%		03/01/2051	60,884,811
53,880,753	Federal National Mortgage Association Pass-Thru, Pool FM8304	4.00%		07/01/2049	50,913,540
69,426,391	Federal National Mortgage Association Pass-Thru, Pool FM8435	2.50%		09/01/2051	58,825,309
86,756,850	Federal National Mortgage Association Pass-Thru, Pool FM8579	2.50%		09/01/2051	73,249,910
76,774,363	Federal National Mortgage Association Pass-Thru, Pool FM8769	2.50%		09/01/2051	65,018,909
39,760,523	Federal National Mortgage Association Pass-Thru, Pool FM8780	2.50%		09/01/2051	33,680,543
11,181,727	Federal National Mortgage Association Pass-Thru, Pool FM9422	2.00%		01/01/2051	9,140,474
32,522,574	Federal National Mortgage Association Pass-Thru, Pool FM9490	2.00%		11/01/2051	26,512,572
20,106,966	Federal National Mortgage Association Pass-Thru, Pool FM9846	2.50%		12/01/2051	16,953,055
155,996,790	Federal National Mortgage Association Pass-Thru, Pool FM9958	3.50%		11/01/2051	141,317,830
91,088,645	Federal National Mortgage Association Pass-Thru, Pool FM9993	3.50%		07/01/2051	83,017,864
38,117,533	Federal National Mortgage Association Pass-Thru, Pool FS0009	3.50%		11/01/2051	34,475,081
62,166,497	Federal National Mortgage Association Pass-Thru, Pool FS1472	3.50%		11/01/2050	56,605,378
17,864,701	Federal National Mortgage Association Pass-Thru, Pool FS2588	4.50%		08/01/2052	17,083,635
876,889	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	854,734
3,203,210	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	3,122,231
647,324	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%		05/01/2030	630,951
39,144	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%		06/01/2040	37,905
72,808	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	70,499
947,221	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%		10/01/2030	904,684
215,057	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%		12/01/2030	205,395
5,503,171	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%		01/01/2031	5,255,888
1,216,811	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%		11/01/2041	1,114,670
41,364,768	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%		12/01/2031	39,067,455
17,404,533	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%		01/01/2032	16,437,883
20,597,025	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%		02/01/2032	19,453,321
10,386,242	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%		03/01/2032	9,809,466
2,047,052	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%		04/01/2042	1,836,868
14,034,836	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%		05/01/2032	13,255,363
1,178,818	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%		05/01/2042	1,058,685
30,936,892	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%		06/01/2032	29,218,390
3,525,165	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%		06/01/2042	3,165,433
2,199,130	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%		06/01/2042	2,013,891
18,896,364	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%		07/01/2032	17,520,639
29,623,270	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%		07/01/2042	26,600,229
33,307,773	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%		08/01/2042	29,896,417
13,280,357	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%		08/01/2032	12,542,525
9,556,075	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%		09/01/2042	8,580,936
2,509,936	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%		10/01/2032	2,370,453
16,261,031	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%		10/01/2042	14,599,951
16,782,938	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	15,495,272
1,491,619	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	1,339,362
9,539,792	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	8,800,285
38,118,721	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	35,163,119
22,949,558	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	21,169,934
39,798,813	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	36,712,757
5,112,873	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	4,716,334
25,043,789	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	23,531,588
5,847,056	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	5,251,549
4,407,795	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	3,958,875
14,895,097	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	13,959,339
11,555,653	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	10,378,720
11,616,165	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	10,061,453
37,780,263	Federal National Mortgage Association Pass-Thru, Pool MA2259	3.00%		05/01/2035	34,854,138
16,076,616	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	13,925,630
15,685,901	Federal National Mortgage Association Pass-Thru, Pool MA2621	3.50%		05/01/2046	14,089,444
16,984,511	Federal National Mortgage Association Pass-Thru, Pool MA2649	3.00%		06/01/2046	14,711,534
15,775,182	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	14,170,904
5,339,586	Federal National Mortgage Association Pass-Thru, Pool MA2673	3.00%		07/01/2046	4,625,358
19,774,646	Federal National Mortgage Association Pass-Thru, Pool MA2711	3.00%		08/01/2046	17,130,833
1,863,689	Federal National Mortgage Association Pass-Thru, Pool MA2743	3.00%		09/01/2046	1,614,463
44,434,894	Federal National Mortgage Association Pass-Thru, Pool MA2806	3.00%		11/01/2046	39,502,088
14,293,595	Federal National Mortgage Association Pass-Thru, Pool MA2833	3.00%		12/01/2046	12,705,831
17,900,304	Federal National Mortgage Association Pass-Thru, Pool MA2895	3.00%		02/01/2047	15,915,399
2,646,421	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	2,527,430
38,395,832	Federal National Mortgage Association Pass-Thru, Pool MA4100	2.00%		08/01/2050	31,388,772
81,181,223	Federal National Mortgage Association Pass-Thru, Pool MA4191	2.00%		11/01/2050	63,929,173
101,466,236	Federal National Mortgage Association Pass-Thru, Pool MA4306	2.50%		04/01/2051	85,800,055
53,672,557	Federal National Mortgage Association Pass-Thru, Pool MA4340	2.00%		05/01/2051	42,249,974
55,672,476	Federal National Mortgage Association Pass-Thru, Pool MA4600	3.50%		05/01/2052	50,230,845
182,516,782	Federal National Mortgage Association Pass-Thru, Pool MA4701	4.50%		08/01/2052	174,536,929
49,743,867	Federal National Mortgage Association Pass-Thru, Pool MA4733	4.50%		09/01/2052	47,569,005
353,229	Federal National Mortgage Association REMICS, Series 2002-70-QZ	5.50%		11/25/2032	361,224
504,936	Federal National Mortgage Association REMICS, Series 2002-75-ZG	5.50%		11/25/2032	509,299
7,299,111	Federal National Mortgage Association REMICS, Series 2003-129-ZT	5.50%		01/25/2034	7,393,757
1,295,281	Federal National Mortgage Association REMICS, Series 2003-29-ZL	5.00%		04/25/2033	1,298,856
615,431	Federal National Mortgage Association REMICS, Series 2003-64-ZG	5.50%		07/25/2033	621,544
4,884,954	Federal National Mortgage Association REMICS, Series 2003-84-PZ	5.00%		09/25/2033	4,886,255
957,188	Federal National Mortgage Association REMICS, Series 2004-46-PJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(f)(g)	03/25/2034	19,659
1,410,645	Federal National Mortgage Association REMICS, Series 2004-51-XP (-1 x 1 Month LIBOR USD + 7.70%, 7.70% Cap)	4.62%	(f)(g)	07/25/2034	115,723
55,555	Federal National Mortgage Association REMICS, Series 2005-107-EG	4.50%		01/25/2026	55,052
275,480	Federal National Mortgage Association REMICS, Series 2005-37-ZK	4.50%		05/25/2035	270,787
2,479,078	Federal National Mortgage Association REMICS, Series 2005-87-SG (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	3.62%	(f)(g)	10/25/2035	246,668
2,180,103	Federal National Mortgage Association REMICS, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	3.50%	(f)(g)	10/25/2036	206,855
852,423	Federal National Mortgage Association REMICS, Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	3.24%	(f)(g)	01/25/2037	80,471
323,372	Federal National Mortgage Association REMICS, Series 2006-16-HZ	5.50%		03/25/2036	325,587
3,547,563	Federal National Mortgage Association REMICS, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	3.67%	(f)(g)	07/25/2036	207,024
366,993	Federal National Mortgage Association REMICS, Series 2006-93-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	3.52%	(f)(g)	10/25/2036	16,065
4,531,036	Federal National Mortgage Association REMICS, Series 2007-109-VZ	5.00%		10/25/2035	4,543,723
521,229	Federal National Mortgage Association REMICS, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.17%	(f)(g)	05/25/2037	31,773
3,347,082	Federal National Mortgage Association REMICS, Series 2007-14-PS (-1 x 1 Month LIBOR USD + 6.81%, 6.81% Cap)	3.73%	(f)(g)	03/25/2037	241,347
1,674,048	Federal National Mortgage Association REMICS, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	3.36%	(f)(g)	04/25/2037	147,906
194,810	Federal National Mortgage Association REMICS, Series 2007-30-SI (-1 x 1 Month LIBOR USD + 6.11%, 6.11% Cap)	3.03%	(f)(g)	04/25/2037	11,787
1,434,337	Federal National Mortgage Association REMICS, Series 2007-32-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.02%	(f)(g)	04/25/2037	108,195
1,400,612	Federal National Mortgage Association REMICS, Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	3.54%	(f)(g)	10/25/2036	126,864
2,158,334	Federal National Mortgage Association REMICS, Series 2007-60-VZ	6.00%		07/25/2037	2,221,032
1,385,572	Federal National Mortgage Association REMICS, Series 2007-71-GZ	6.00%		07/25/2047	1,325,818
1,782,697	Federal National Mortgage Association REMICS, Series 2007-75-ID (-1 x 1 Month LIBOR USD + 5.87%, 5.87% Cap)	2.79%	(f)(g)	08/25/2037	139,398
206,729	Federal National Mortgage Association REMICS, Series 2007-9-SD (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	3.57%	(f)(g)	03/25/2037	15,263
1,799,350	Federal National Mortgage Association REMICS, Series 2008-29-ZA	4.50%		04/25/2038	1,769,419
3,670,003	Federal National Mortgage Association REMICS, Series 2008-48-BE	5.00%		06/25/2034	3,666,690
336,748	Federal National Mortgage Association REMICS, Series 2008-48-SD (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(f)(g)	06/25/2037	14,909
119,621	Federal National Mortgage Association REMICS, Series 2008-53-LI (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.07%	(f)(g)	07/25/2038	9,400
314,960	Federal National Mortgage Association REMICS, Series 2008-57-SE (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(f)(g)	02/25/2037	20,016
428,229	Federal National Mortgage Association REMICS, Series 2008-5-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.17%	(f)(g)	02/25/2038	31,741
319,053	Federal National Mortgage Association REMICS, Series 2008-61-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(f)(g)	07/25/2038	17,833
227,721	Federal National Mortgage Association REMICS, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(f)(g)	07/25/2038	13,802
943,637	Federal National Mortgage Association REMICS, Series 2008-65-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(f)(g)	08/25/2038	71,868
164,689	Federal National Mortgage Association REMICS, Series 2008-81-LP	5.50%		09/25/2038	164,251
1,955,721	Federal National Mortgage Association REMICS, Series 2009-106-EZ	4.50%		01/25/2040	1,882,379
312,103	Federal National Mortgage Association REMICS, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.17%	(f)(g)	01/25/2040	29,746
261,012	Federal National Mortgage Association REMICS, Series 2009-16-MZ	5.00%		03/25/2029	260,347
862,282	Federal National Mortgage Association REMICS, Series 2009-42-SI (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(f)(g)	06/25/2039	27,303
645,681	Federal National Mortgage Association REMICS, Series 2009-42-SX (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(f)(g)	06/25/2039	21,626
315,611	Federal National Mortgage Association REMICS, Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.02%	(f)(g)	07/25/2039	17,503
222,188	Federal National Mortgage Association REMICS, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	2.87%	(f)(g)	07/25/2039	16,924
2,393,579	Federal National Mortgage Association REMICS, Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	3.67%	(f)(g)	07/25/2039	159,159
231,498	Federal National Mortgage Association REMICS, Series 2009-51-BZ	4.50%		07/25/2039	226,752
658,042	Federal National Mortgage Association REMICS, Series 2009-54-EZ	5.00%		07/25/2039	651,813
293,685	Federal National Mortgage Association REMICS, Series 2009-70-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	2.72%	(f)(g)	09/25/2039	16,797
1,319,032	Federal National Mortgage Association REMICS, Series 2009-80-PM	4.50%		10/25/2039	1,214,596
1,412,940	Federal National Mortgage Association REMICS, Series 2009-83-Z	4.50%		10/25/2039	1,370,998
5,985,873	Federal National Mortgage Association REMICS, Series 2009-85-ES (-1 x 1 Month LIBOR USD + 7.23%, 7.23% Cap)	4.15%	(f)(g)	01/25/2036	485,279
8,997,844	Federal National Mortgage Association REMICS, Series 2009-85-JS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	3.67%	(f)(g)	10/25/2039	984,798
520,258	Federal National Mortgage Association REMICS, Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	2.64%	(f)(g)	04/25/2037	24,931
369,154	Federal National Mortgage Association REMICS, Series 2009-94-BC	5.00%		11/25/2039	355,063
7,342,792	Federal National Mortgage Association REMICS, Series 2010-101-SA (-1 x 1 Month LIBOR USD + 4.48%, 4.48% Cap)	1.40%	(f)(g)	09/25/2040	275,997
3,141,138	Federal National Mortgage Association REMICS, Series 2010-101-ZC	4.50%		09/25/2040	3,083,795
6,325,321	Federal National Mortgage Association REMICS, Series 2010-101-ZH	4.50%		07/25/2040	6,227,132
2,262,804	Federal National Mortgage Association REMICS, Series 2010-10-SA (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.27%	(f)(g)	02/25/2040	192,494
663,787	Federal National Mortgage Association REMICS, Series 2010-10-ZA	4.50%		02/25/2040	635,898
734,705	Federal National Mortgage Association REMICS, Series 2010-111-S (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	2.87%	(f)(g)	10/25/2050	36,111
1,045,497	Federal National Mortgage Association REMICS, Series 2010-116-Z	4.00%		10/25/2040	981,769
260,090	Federal National Mortgage Association REMICS, Series 2010-117-SA (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	1.42%	(f)(g)	10/25/2040	8,220
793,129	Federal National Mortgage Association REMICS, Series 2010-120-KD	4.00%		10/25/2040	744,927
7,369,624	Federal National Mortgage Association REMICS, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	1.42%	(f)(g)	10/25/2040	291,017
242,685	Federal National Mortgage Association REMICS, Series 2010-126-SU (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	26.80%	(g)	11/25/2040	383,063
178,693	Federal National Mortgage Association REMICS, Series 2010-126-SX (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	7.31%	(g)	11/25/2040	144,455
1,199,002	Federal National Mortgage Association REMICS, Series 2010-128-HZ	4.00%		11/25/2040	1,149,522
792,535	Federal National Mortgage Association REMICS, Series 2010-132-Z	4.50%		11/25/2040	743,075
88,008	Federal National Mortgage Association REMICS, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	7.31%	(g)	12/25/2040	77,103
4,734,424	Federal National Mortgage Association REMICS, Series 2010-142-AZ	4.00%		12/25/2040	4,489,016
2,365,715	Federal National Mortgage Association REMICS, Series 2010-148-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	3.57%	(f)(g)	01/25/2026	46,001
7,807,930	Federal National Mortgage Association REMICS, Series 2010-150-ZA	4.00%		01/25/2041	7,298,141
3,714,475	Federal National Mortgage Association REMICS, Series 2010-16-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.37%	(f)(g)	03/25/2040	227,275
1,433,797	Federal National Mortgage Association REMICS, Series 2010-21-DZ	5.00%		03/25/2040	1,436,388
605,461	Federal National Mortgage Association REMICS, Series 2010-21-KS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	1.87%	(f)(g)	03/25/2040	11,570
47,784	Federal National Mortgage Association REMICS, Series 2010-2-GS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.37%	(f)(g)	12/25/2049	656
969,942	Federal National Mortgage Association REMICS, Series 2010-2-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.17%	(f)(g)	02/25/2050	101,263
735,274	Federal National Mortgage Association REMICS, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	1.92%	(f)(g)	04/25/2040	13,630
717,118	Federal National Mortgage Association REMICS, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	1.85%	(f)(g)	04/25/2040	38,590
222,695	Federal National Mortgage Association REMICS, Series 2010-35-ES (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.37%	(f)(g)	04/25/2040	10,888
135,400	Federal National Mortgage Association REMICS, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.37%	(f)(g)	04/25/2040	3,968
562,634	Federal National Mortgage Association REMICS, Series 2010-46-MS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	1.87%	(f)(g)	05/25/2040	42,988
3,865,537	Federal National Mortgage Association REMICS, Series 2010-49-ZW	4.50%		05/25/2040	3,553,627
1,077,092	Federal National Mortgage Association REMICS, Series 2010-4-SK (-1 x 1 Month LIBOR USD + 6.23%, 6.23% Cap)	3.15%	(f)(g)	02/25/2040	71,570
308,730	Federal National Mortgage Association REMICS, Series 2010-58-ES (-3 x 1 Month LIBOR USD + 12.47%, 12.47% Cap)	4.54%	(g)	06/25/2040	258,896
2,989,075	Federal National Mortgage Association REMICS, Series 2010-59-MS (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	2.69%	(f)(g)	06/25/2040	196,027
3,540,761	Federal National Mortgage Association REMICS, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	1.92%	(f)(g)	01/25/2040	195,996
232,937	Federal National Mortgage Association REMICS, Series 2010-60-VZ	5.00%		10/25/2039	232,094
201,422	Federal National Mortgage Association REMICS, Series 2010-61-EL	4.50%		06/25/2040	198,306
3,335,013	Federal National Mortgage Association REMICS, Series 2010-64-EZ	5.00%		06/25/2040	3,339,445
7,772,917	Federal National Mortgage Association REMICS, Series 2010-64-FC (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	3.58%		06/25/2040	7,727,531
9,519,026	Federal National Mortgage Association REMICS, Series 2010-76-ZK	4.50%		07/25/2040	9,369,242
2,390,385	Federal National Mortgage Association REMICS, Series 2010-79-CZ	4.00%		07/25/2040	2,250,991
8,270,333	Federal National Mortgage Association REMICS, Series 2010-79-VZ	4.50%		07/25/2040	8,142,251
965,905	Federal National Mortgage Association REMICS, Series 2010-84-ZC	4.50%		08/25/2040	951,093
1,931,806	Federal National Mortgage Association REMICS, Series 2010-84-ZD	4.50%		08/25/2040	1,902,182
2,840,631	Federal National Mortgage Association REMICS, Series 2010-84-ZG	4.50%		08/25/2040	2,797,327
220,829	Federal National Mortgage Association REMICS, Series 2010-90-SA (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	2.77%	(f)(g)	08/25/2040	14,050
766,148	Federal National Mortgage Association REMICS, Series 2010-94-Z	4.50%		08/25/2040	754,311
4,306,342	Federal National Mortgage Association REMICS, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	12.18%	(g)	09/25/2040	4,583,955
442,571	Federal National Mortgage Association REMICS, Series 2010-9-DS (-1 x 1 Month LIBOR USD + 5.30%, 0.50% Floor, 5.30% Cap)	2.22%	(f)(g)	02/25/2040	23,669
14,531,451	Federal National Mortgage Association REMICS, Series 2011-106-LZ	3.50%		10/25/2041	13,736,614
520,021	Federal National Mortgage Association REMICS, Series 2011-110-LS (-2 x 1 Month LIBOR USD + 10.10%, 10.10% Cap)	4.97%	(g)	11/25/2041	375,026
1,690,258	Federal National Mortgage Association REMICS, Series 2011-111-CZ	4.00%		11/25/2041	1,601,349
4,830,167	Federal National Mortgage Association REMICS, Series 2011-111-EZ	5.00%		11/25/2041	4,828,267
891,996	Federal National Mortgage Association REMICS, Series 2011-111-VZ	4.00%		11/25/2041	844,373
30,000,000	Federal National Mortgage Association REMICS, Series 2011-131-PB	4.50%		12/25/2041	29,573,826
10,366,357	Federal National Mortgage Association REMICS, Series 2011-16-AL	3.50%		03/25/2031	10,031,030
20,834,088	Federal National Mortgage Association REMICS, Series 2011-17-NY	3.50%		03/25/2031	20,156,418
398,518	Federal National Mortgage Association REMICS, Series 2011-17-SA (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	3.39%	(f)(g)	03/25/2041	26,195
2,294,296	Federal National Mortgage Association REMICS, Series 2011-25-KY	3.00%		04/25/2026	2,248,301
1,812,804	Federal National Mortgage Association REMICS, Series 2011-27-BS (-2 x 1 Month LIBOR USD + 9.00%, 9.00% Cap)	3.87%	(g)	04/25/2041	1,450,344
21,874,748	Federal National Mortgage Association REMICS, Series 2011-29-AL	3.50%		04/25/2031	21,164,661
3,470,244	Federal National Mortgage Association REMICS, Series 2011-2-GZ	4.00%		02/25/2041	3,291,592
7,702,049	Federal National Mortgage Association REMICS, Series 2011-32-ZG	4.00%		04/25/2041	7,116,625
1,300,611	Federal National Mortgage Association REMICS, Series 2011-36-VZ	4.50%		05/25/2041	1,204,905
3,895,031	Federal National Mortgage Association REMICS, Series 2011-37-Z	4.50%		05/25/2041	3,870,710
5,490,923	Federal National Mortgage Association REMICS, Series 2011-38-BZ	4.00%		05/25/2041	5,276,602
1,853,257	Federal National Mortgage Association REMICS, Series 2011-39-CB	3.00%		05/25/2026	1,815,696
3,869,360	Federal National Mortgage Association REMICS, Series 2011-39-ZD	4.00%		02/25/2041	3,667,013
1,694,615	Federal National Mortgage Association REMICS, Series 2011-40-LZ	4.50%		05/25/2041	1,669,541
1,907,466	Federal National Mortgage Association REMICS, Series 2011-42-MZ	4.50%		05/25/2041	1,875,096
12,363,453	Federal National Mortgage Association REMICS, Series 2011-45-ZA	4.00%		05/25/2031	11,908,243
3,484,516	Federal National Mortgage Association REMICS, Series 2011-45-ZB	4.50%		05/25/2041	3,187,983
10,474,316	Federal National Mortgage Association REMICS, Series 2011-51-FJ (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	3.53%		06/25/2041	10,381,778
751,745	Federal National Mortgage Association REMICS, Series 2011-59-MA	4.50%		07/25/2041	732,319
3,409,951	Federal National Mortgage Association REMICS, Series 2011-60-EL	3.00%		07/25/2026	3,340,202
7,259,491	Federal National Mortgage Association REMICS, Series 2011-64-DB	4.00%		07/25/2041	7,041,883
4,674,803	Federal National Mortgage Association REMICS, Series 2011-77-Z	3.50%		08/25/2041	4,215,420
30,848,542	Federal National Mortgage Association REMICS, Series 2011-99-CZ	4.50%		10/25/2041	30,406,714
14,653,516	Federal National Mortgage Association REMICS, Series 2012-104-Z	3.50%	(j)	09/25/2042	13,662,032
2,437,816	Federal National Mortgage Association REMICS, Series 2012-111-LB	3.50%		05/25/2041	2,281,242
14,873,189	Federal National Mortgage Association REMICS, Series 2012-111-MJ	4.00%		04/25/2042	13,993,905
18,103,553	Federal National Mortgage Association REMICS, Series 2012-122-DB	3.00%		11/25/2042	16,513,880
14,774,996	Federal National Mortgage Association REMICS, Series 2012-132-KH	1.75%		12/25/2032	13,314,922
15,170,248	Federal National Mortgage Association REMICS, Series 2012-144-PT	4.02%	(c)	11/25/2049	14,781,002
4,783,425	Federal National Mortgage Association REMICS, Series 2012-14-BZ	4.00%		03/25/2042	4,568,332
27,958,383	Federal National Mortgage Association REMICS, Series 2012-15-PZ	4.00%		03/25/2042	26,106,934
11,114,003	Federal National Mortgage Association REMICS, Series 2012-20-ZT	3.50%		03/25/2042	10,139,977
38,162,042	Federal National Mortgage Association REMICS, Series 2012-30-DZ	4.00%		04/25/2042	36,346,918
20,521,600	Federal National Mortgage Association REMICS, Series 2012-31-Z	4.00%		04/25/2042	19,588,292
8,476,195	Federal National Mortgage Association REMICS, Series 2012-70-FY (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	3.53%		07/25/2042	8,389,367
29,997,401	Federal National Mortgage Association REMICS, Series 2012-74-Z	4.00%		07/25/2042	28,915,836
304,509	Federal National Mortgage Association REMICS, Series 2012-80-EA	2.00%		04/25/2042	293,244
20,359,109	Federal National Mortgage Association REMICS, Series 2012-86-ZC	3.50%		08/25/2042	19,160,304
36,423,730	Federal National Mortgage Association REMICS, Series 2012-96-VZ	3.50%		09/25/2042	34,320,529
8,392,096	Federal National Mortgage Association REMICS, Series 2012-98-BG	4.50%		08/25/2040	8,260,562
15,826,020	Federal National Mortgage Association REMICS, Series 2012-99-QE	3.00%		09/25/2042	14,360,926
11,396,893	Federal National Mortgage Association REMICS, Series 2013-100-PJ	3.00%		03/25/2043	10,636,979
22,864,820	Federal National Mortgage Association REMICS, Series 2013-130-ZE	3.00%		01/25/2044	20,399,270
26,208,172	Federal National Mortgage Association REMICS, Series 2013-133-ZT	3.00%	(j)	01/25/2039	23,445,013
6,674,194	Federal National Mortgage Association REMICS, Series 2013-41-ZH	3.00%	(j)	05/25/2033	6,017,154
5,692,246	Federal National Mortgage Association REMICS, Series 2013-51-HS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	1.70%	(g)	04/25/2043	3,976,290
994,109	Federal National Mortgage Association REMICS, Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.37%	(g)	06/25/2043	508,679
1,725,478	Federal National Mortgage Association REMICS, Series 2013-81-ZQ	3.00%	(j)	08/25/2043	1,272,919
7,184,170	Federal National Mortgage Association REMICS, Series 2013-82-SH (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	2.97%	(f)(g)	12/25/2042	557,825
25,514,488	Federal National Mortgage Association REMICS, Series 2014-12-GZ	3.50%		03/25/2044	23,866,157
15,232,186	Federal National Mortgage Association REMICS, Series 2014-21-GZ	3.00%		04/25/2044	13,625,014
32,792,899	Federal National Mortgage Association REMICS, Series 2014-37-ZY	2.50%	(j)	07/25/2044	27,792,694
24,470,461	Federal National Mortgage Association REMICS, Series 2014-39-ZA	3.00%		07/25/2044	21,882,426
105,994	Federal National Mortgage Association REMICS, Series 2014-46-NZ	3.00%	(j)	06/25/2043	81,009
64,454,635	Federal National Mortgage Association REMICS, Series 2014-60-EZ	3.00%	(j)	10/25/2044	55,960,816
45,497,621	Federal National Mortgage Association REMICS, Series 2014-61-ZV	3.00%	(j)	10/25/2044	39,607,258
38,368,155	Federal National Mortgage Association REMICS, Series 2014-64-NZ	3.00%	(j)	10/25/2044	33,484,518
13,510,129	Federal National Mortgage Association REMICS, Series 2014-67-DZ	3.00%	(j)	10/25/2044	11,859,834
43,189,721	Federal National Mortgage Association REMICS, Series 2014-68-MZ	3.00%	(j)	11/25/2044	37,534,075
24,381,051	Federal National Mortgage Association REMICS, Series 2014-77-VZ	3.00%	(j)	11/25/2044	21,368,947
1,315,796	Federal National Mortgage Association REMICS, Series 2014-82-YA	3.00%		04/25/2041	1,305,631
31,311,670	Federal National Mortgage Association REMICS, Series 2014-84-KZ	3.00%	(j)	12/25/2044	27,333,040
4,543,646	Federal National Mortgage Association REMICS, Series 2014-95-NA	3.00%		04/25/2041	4,521,260
6,953,536	Federal National Mortgage Association REMICS, Series 2015-11-A	3.00%		05/25/2034	6,706,831
8,850,176	Federal National Mortgage Association REMICS, Series 2015-21-G	3.00%		02/25/2042	8,725,900
5,707,969	Federal National Mortgage Association REMICS, Series 2015-42-CA	3.00%		03/25/2044	5,394,078
23,175,180	Federal National Mortgage Association REMICS, Series 2015-49-A	3.00%		03/25/2044	21,620,065
10,355,649	Federal National Mortgage Association REMICS, Series 2015-52-GZ	3.00%	(j)	07/25/2045	8,865,414
6,369,637	Federal National Mortgage Association REMICS, Series 2015-88-AC	3.00%		04/25/2043	6,179,168
45,554,086	Federal National Mortgage Association REMICS, Series 2015-88-BA	3.00%		04/25/2044	43,082,199
15,776,970	Federal National Mortgage Association REMICS, Series 2015-8-AP	2.00%		03/25/2045	13,748,459
3,166,080	Federal National Mortgage Association REMICS, Series 2015-94-MA	3.00%		01/25/2046	2,856,462
15,005,339	Federal National Mortgage Association REMICS, Series 2016-2-JA	2.50%		02/25/2046	14,184,477
29,743,614	Federal National Mortgage Association REMICS, Series 2016-32-LA	3.00%		10/25/2044	27,915,286
20,015,009	Federal National Mortgage Association REMICS, Series 2016-72-PA	3.00%		07/25/2046	18,210,602
3,171,735	Federal National Mortgage Association REMICS, Series 2016-74-PA	3.00%		12/25/2044	3,110,411
2,842,390	Federal National Mortgage Association REMICS, Series 2016-79-EP	3.00%		01/25/2044	2,771,260
7,927,837	Federal National Mortgage Association REMICS, Series 2016-81-PA	3.00%		02/25/2044	7,713,747
11,099,443	Federal National Mortgage Association REMICS, Series 2018-21-IO	3.00%	(f)	04/25/2048	1,717,472
18,332,552	Federal National Mortgage Association REMICS, Series 2018-21-PO	0.00%	(h)	04/25/2048	13,949,499
46,121,756	Federal National Mortgage Association REMICS, Series 2018-27-AO	0.00%	(h)	05/25/2048	34,979,579
13,493,508	Federal National Mortgage Association REMICS, Series 2018-33-A	3.00%		05/25/2048	12,143,507
15,912,118	Federal National Mortgage Association REMICS, Series 2018-38-JB	3.00%		06/25/2048	14,586,079
34,257,142	Federal National Mortgage Association REMICS, Series 2018-7-CD	3.00%		02/25/2048	31,191,343
24,327,790	Federal National Mortgage Association REMICS, Series 2018-85-PO	0.00%	(h)	12/25/2048	18,071,677
5,884,482	Federal National Mortgage Association REMICS, Series 2019-48-AZ	3.50%		09/25/2049	5,482,342
5,904,970	Federal National Mortgage Association REMICS, Series 2019-64-D	2.50%		11/25/2049	5,174,520
17,699,021	Federal National Mortgage Association REMICS, Series 2019-69-DS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(f)(g)	12/25/2049	1,549,735
46,708,338	Federal National Mortgage Association REMICS, Series 2019-78-ZB	3.00%	(j)	01/25/2050	40,507,203
15,002,976	Federal National Mortgage Association REMICS, Series 2020-13-HB	3.00%		03/25/2050	13,450,142
37,221,004	Federal National Mortgage Association REMICS, Series 2020-47-GL	2.00%		05/25/2046	32,105,233
11,206,957	Federal National Mortgage Association REMICS, Series 2020-51-AZ	2.00%	(j)	07/25/2050	7,015,651
13,229,519	Federal National Mortgage Association REMICS, Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.07%	(f)(g)	08/25/2050	1,535,263
7,637,315	Federal National Mortgage Association REMICS, Series 2020-61-DC	1.50%		09/25/2060	5,984,170
76,507,181	Federal National Mortgage Association REMICS, Series 2020-62-JD	1.25%		09/25/2050	58,981,475
19,918,755	Federal National Mortgage Association REMICS, Series 2020-70-IK	3.50%	(f)	10/25/2050	3,756,795
23,820,911	Federal National Mortgage Association REMICS, Series 2020-97-EI	2.00%	(f)	01/25/2051	2,843,898
20,043,164	Federal National Mortgage Association REMICS, Series 2021-13-AK	2.00%		01/25/2049	17,264,027
10,493,560	Federal National Mortgage Association REMICS, Series 2021-1-PA	1.00%		11/25/2050	8,002,393
16,137,824	Federal National Mortgage Association REMICS, Series 2021-21-DK	2.00%		07/25/2043	13,874,995
16,299,093	Federal National Mortgage Association REMICS, Series 2021-29-BA	1.25%		05/25/2041	14,019,903
4,400,973	Federal National Mortgage Association REMICS, Series 2021-29-CG	1.25%		05/25/2041	3,786,867
30,033,817	Federal National Mortgage Association REMICS, Series 2021-3-KI	2.50%	(f)	02/25/2051	4,047,958
32,757,773	Federal National Mortgage Association REMICS, Series 2021-58-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.65%, 2.65% Cap)	0.37%	(f)(g)	09/25/2051	620,442
6,360,092	Federal National Mortgage Association REMICS, Series 2021-61-KZ	2.50%	(j)	09/25/2051	3,913,995
91,837,265	Federal National Mortgage Association REMICS, Series 2021-70-S (-1 x Secured Overnight Financing Rate 30 Day Average + 3.75%, 3.75% Cap)	1.47%	(f)(g)	10/25/2049	3,833,361
82,908,406	Federal National Mortgage Association REMICS, Series 2022-3-EZ	2.00%	(j)	01/25/2052	47,805,053
56,321,187	Federal National Mortgage Association REMICS, Series 2022-3-NZ	2.00%	(j)	02/25/2052	32,493,568
81,836,477	Federal National Mortgage Association REMICS, Series 2022-3-Z	2.00%	(j)	02/25/2052	47,126,042
18,861,739	Federal National Mortgage Association REMICS, Series 2022-4-LG	3.00%		02/25/2052	17,230,248
16,480,989	Federal National Mortgage Association, Pool 387898	3.71%		08/01/2030	15,756,733
25,477,687	Federal National Mortgage Association, Pool AM8510	3.15%		05/01/2035	22,210,095
28,838,717	Federal National Mortgage Association, Pool AM8950	3.14%		06/01/2040	25,418,003
4,733,181	Federal National Mortgage Association, Pool AN5480	3.43%		06/01/2037	4,265,055
217,500,000	Federal National Mortgage Association, Pool AN6680	3.37%		11/01/2047	172,353,601
5,500,000	Federal National Mortgage Association, Pool AN7330	3.26%		12/01/2037	4,660,274
10,026,000	Federal National Mortgage Association, Pool AN7452	3.12%		11/01/2032	8,970,402
20,700,000	Federal National Mortgage Association, Pool AN8121	3.16%		01/01/2035	18,142,645
61,950,000	Federal National Mortgage Association, Pool AN9700	3.67%		07/01/2033	57,857,119
44,403,935	Federal National Mortgage Association, Pool BL0870	4.28%		12/01/2048	40,603,979
5,000,000	Federal National Mortgage Association, Pool BL2303	3.36%		05/01/2031	4,625,814
8,860,000	Federal National Mortgage Association, Pool BL4038	2.98%		09/01/2034	7,602,625
13,075,000	Federal National Mortgage Association, Pool BL4198	2.31%		10/01/2031	11,048,011
63,966,000	Federal National Mortgage Association, Pool BL4808	2.80%		11/01/2039	49,384,817
17,125,000	Federal National Mortgage Association, Pool BL5256	2.28%		02/01/2032	14,295,958
30,200,000	Federal National Mortgage Association, Pool BL5315	2.44%		01/01/2032	25,412,290
8,190,000	Federal National Mortgage Association, Pool BL5840	2.73%		02/01/2035	6,649,679
6,615,864	Federal National Mortgage Association, Pool BL6639	2.66%		05/01/2050	5,081,945
17,073,440	Federal National Mortgage Association, Pool BL6689	2.19%		05/01/2032	14,318,249
28,785,015	Federal National Mortgage Association, Pool BL6913	1.96%		05/01/2035	21,904,322
36,488,000	Federal National Mortgage Association, Pool BL7110	1.76%		07/01/2035	27,225,873
3,568,101	Federal National Mortgage Association, Pool BL7331	2.23%		07/01/2040	2,423,757
20,400,000	Federal National Mortgage Association, Pool BL7424	1.65%		08/01/2035	14,812,419
40,000,000	Federal National Mortgage Association, Pool BL8165	1.35%		09/01/2032	30,290,615
49,000,000	Federal National Mortgage Association, Pool BL8177	1.10%		09/01/2030	38,334,334
32,000,000	Federal National Mortgage Association, Pool BL8269	1.51%		09/01/2035	23,293,756
17,000,000	Federal National Mortgage Association, Pool BL8977	1.20%		11/01/2030	13,211,321
48,643,000	Federal National Mortgage Association, Pool BL9056	1.78%		11/01/2035	34,598,062
10,950,000	Federal National Mortgage Association, Pool BL9284	2.23%		12/01/2050	7,602,280
13,313,000	Federal National Mortgage Association, Pool BL9362	1.54%		11/01/2030	10,517,986
34,735,000	Federal National Mortgage Association, Pool BL9367	1.41%		12/01/2030	27,132,665
53,000,000	Federal National Mortgage Association, Pool BL9576	2.24%		12/01/2050	35,228,648
171,306,627	Federal National Mortgage Association, Pool BM6831	1.93%	(c)	10/01/2033	133,707,212
177,368,217	Federal National Mortgage Association, Pool BM6857	1.83%	(c)	12/01/2031	143,058,824
48,883,000	Federal National Mortgage Association, Pool BS2496	1.88%		09/01/2033	37,809,942
5,592,000	Federal National Mortgage Association, Pool BS2500	1.81%		06/01/2030	4,629,102
15,572,905	Federal National Mortgage Association, Pool BS2568	2.20%		09/01/2046	11,520,606
3,000,000	Federal National Mortgage Association, Pool BS2580	2.15%		08/01/2033	2,386,728
22,000,000	Federal National Mortgage Association, Pool BS2805	1.81%		09/01/2033	17,086,332
9,975,000	Federal National Mortgage Association, Pool BS2834	2.24%		08/01/2041	6,666,451
39,850,000	Federal National Mortgage Association, Pool BS3020	1.96%		09/01/2033	30,615,564
34,043,000	Federal National Mortgage Association, Pool BS3101	1.91%		09/01/2033	26,584,323
2,595,000	Federal National Mortgage Association, Pool BS3163	1.75%		08/01/2030	2,134,202
19,880,000	Federal National Mortgage Association, Pool BS3192	2.03%		09/01/2036	14,503,863
24,000,000	Federal National Mortgage Association, Pool BS3222	1.91%		10/01/2031	19,623,931
16,125,000	Federal National Mortgage Association, Pool BS3314	1.83%		10/01/2033	12,517,085
21,000,000	Federal National Mortgage Association, Pool BS3345	2.16%		10/01/2036	16,005,695
48,402,000	Federal National Mortgage Association, Pool BS3363	1.97%		12/01/2035	35,679,356
25,042,000	Federal National Mortgage Association, Pool BS3426	1.76%		11/01/2031	19,641,645
12,048,000	Federal National Mortgage Association, Pool BS3431	1.83%		11/01/2033	9,296,274
6,536,000	Federal National Mortgage Association, Pool BS3434	1.83%		11/01/2033	5,043,198
32,694,000	Federal National Mortgage Association, Pool BS3442	2.12%		10/01/2036	24,304,315
49,716,000	Federal National Mortgage Association, Pool BS3458	1.98%		10/01/2033	39,410,439
11,900,000	Federal National Mortgage Association, Pool BS3514	2.08%		10/01/2033	9,195,842
43,652,000	Federal National Mortgage Association, Pool BS3833	2.09%		12/01/2033	34,561,374
7,339,000	Federal National Mortgage Association, Pool BS3955	2.30%		12/01/2036	5,557,695
46,000,000	Federal National Mortgage Association, Pool BS3974	1.94%		01/01/2032	36,977,543
43,600,000	Federal National Mortgage Association, Pool BS4020	1.91%		12/01/2031	34,952,030
21,200,000	Federal National Mortgage Association, Pool BS4110	2.13%		01/01/2034	16,891,004
48,972,000	Federal National Mortgage Association, Pool BS4111	1.98%		01/01/2032	39,761,492
46,000,000	Federal National Mortgage Association, Pool BS4125	2.32%		12/01/2031	38,164,981
21,024,000	Federal National Mortgage Association, Pool BS4177	1.94%		12/01/2031	17,254,491
69,300,000	Federal National Mortgage Association, Pool BS4200	2.05%		02/01/2032	56,262,861
12,500,000	Federal National Mortgage Association, Pool BS4213	2.46%		12/01/2036	9,850,586
18,199,000	Federal National Mortgage Association, Pool BS4225	2.36%		01/01/2037	13,983,063
20,000,000	Federal National Mortgage Association, Pool BS4273	1.93%		12/01/2031	16,259,554
33,675,000	Federal National Mortgage Association, Pool BS4276	2.03%		01/01/2032	27,520,679
43,878,000	Federal National Mortgage Association, Pool BS4296	1.80%		01/01/2032	34,779,255
51,025,000	Federal National Mortgage Association, Pool BS4306	1.92%		01/01/2032	40,509,395
60,975,000	Federal National Mortgage Association, Pool BS4328	1.88%		02/01/2032	48,633,551
19,170,000	Federal National Mortgage Association, Pool BS4330	1.92%		01/01/2034	14,676,800
30,761,000	Federal National Mortgage Association, Pool BS4333	1.89%		01/01/2032	24,477,012
12,000,000	Federal National Mortgage Association, Pool BS4334	2.01%		01/01/2034	9,218,006
18,757,311	Federal National Mortgage Association, Pool BS4359	1.99%		01/01/2032	15,542,406
21,800,000	Federal National Mortgage Association, Pool BS4360	2.14%		01/01/2037	16,166,908
93,737,536	Federal National Mortgage Association, Pool BS4383	2.07%		01/01/2032	78,231,424
69,169,000	Federal National Mortgage Association, Pool BS4410	1.93%		01/01/2032	55,732,809
53,950,000	Federal National Mortgage Association, Pool BS4453	1.96%		01/01/2032	43,206,198
51,688,000	Federal National Mortgage Association, Pool BS4524	2.02%		01/01/2032	41,546,131
41,850,000	Federal National Mortgage Association, Pool BS4736	2.00%		02/01/2032	33,416,352
24,500,000	Federal National Mortgage Association, Pool BS4737	2.00%		02/01/2032	19,562,739
20,155,000	Federal National Mortgage Association, Pool BS4951	2.63%		04/01/2032	17,039,850
5,910,720	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2043	6,014,819
1,878,686	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	1,882,889
90,784,709	Federal National Mortgage Association, Series 2014-M11-1A	3.23%	(c)	08/25/2024	88,359,469
211,946,891	Federal National Mortgage Association, Series 2019-M16-X	1.29%	(c)(f)	07/25/2031	14,049,747
503,728,897	Federal National Mortgage Association, Series 2019-M18-X	0.82%	(c)(f)	08/27/2029	16,003,114
220,584,093	Federal National Mortgage Association, Series 2019-M24-2XA	1.26%	(c)(f)	03/25/2031	9,377,537
264,167,691	Federal National Mortgage Association, Series 2019-M24-XA	1.37%	(c)(f)	03/26/2029	16,114,916
371,780,985	Federal National Mortgage Association, Series 2020-M10-X2	1.84%	(c)(f)	12/25/2030	36,142,986
202,719,000	Federal National Mortgage Association, Series 2020-M10-X8	0.78%	(c)(f)	12/25/2027	5,362,364
79,522,881	Federal National Mortgage Association, Series 2020-M13-X2	1.39%	(c)(f)	09/25/2030	2,899,778
547,585,209	Federal National Mortgage Association, Series 2020-M15-X1	1.59%	(c)(f)	09/25/2031	42,519,225
19,110,056	Federal National Mortgage Association, Series 2020-M17-X1	1.46%	(c)(f)	01/25/2028	909,579
128,806,154	Federal National Mortgage Association, Series 2020-M27-X1	0.94%	(c)(f)	03/25/2031	5,822,631
168,152,651	Federal National Mortgage Association, Series 2020-M54-X	1.63%	(c)(f)	12/25/2033	14,266,710
53,363,004	Federal National Mortgage Association, Series 2020-M7-X2	1.33%	(c)(f)	03/25/2031	3,806,671
11,297,071	Federal National Mortgage Association, Series 2021-M12-2A1	2.20%	(c)	05/25/2033	9,920,899
948,786,766	Federal National Mortgage Association, Series 2021-M14-X	1.06%	(c)(f)	10/25/2031	43,564,303
184,105,387	Federal National Mortgage Association, Series 2021-M3-X2	1.08%	(c)(f)	08/25/2033	8,616,740
23,161,063	Federal National Mortgage Association, Series 2021-M5-A1	1.51%	(c)	01/25/2033	20,227,761
714,396,999	Federal National Mortgage Association, Series 2022-M2-X	0.48%	(c)(f)	01/25/2032	19,501,966
23,221,723	Federal National Mortgage Association, Series 2022-M4-A1X	2.55%	(c)	05/25/2030	20,890,311
3,245,478	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.37%	(f)(g)	11/25/2039	212,900
32,661,676	Federal National Mortgage Association, Series 412-A3	3.00%		08/01/2042	28,968,929
29,806,915	Government National Mortgage Association	3.00%	(f)	06/20/2051	4,045,183
30,109,145	Government National Mortgage Association Pass-Thru, Pool 785310	2.50%		02/20/2051	26,080,408
46,132,853	Government National Mortgage Association Pass-Thru, Pool 785346	2.00%		03/20/2051	37,893,630
13,490,428	Government National Mortgage Association Pass-Thru, Pool 785350	2.00%		01/20/2051	11,105,784
28,283,343	Government National Mortgage Association Pass-Thru, Pool 785374	2.50%		03/20/2051	24,403,894
98,278,592	Government National Mortgage Association Pass-Thru, Pool 785401	2.50%		10/20/2050	83,880,105
138,491,169	Government National Mortgage Association Pass-Thru, Pool 785412	2.50%		03/20/2051	118,800,457
31,589,962	Government National Mortgage Association Pass-Thru, Pool 785595	2.50%		03/20/2051	27,200,886
59,724,418	Government National Mortgage Association Pass-Thru, Pool 785609	2.50%		08/20/2051	51,356,347
15,268,006	Government National Mortgage Association Pass-Thru, Pool 785638	2.50%		08/20/2051	13,120,711
34,322,785	Government National Mortgage Association Pass-Thru, Pool 785639	2.50%		08/20/2051	29,465,942
14,173,710	Government National Mortgage Association Pass-Thru, Pool 785680	2.50%		10/20/2051	12,167,645
11,121,337	Government National Mortgage Association Pass-Thru, Pool CB2017	2.50%		03/20/2051	9,548,222
10,544,849	Government National Mortgage Association Pass-Thru, Pool CB4182	2.50%		03/20/2051	9,054,017
2,931,222	Government National Mortgage Association Pass-Thru, Pool CB5487	2.50%		03/20/2051	2,493,075
9,364,861	Government National Mortgage Association Pass-Thru, Pool CB9135	2.50%		04/20/2051	8,040,558
632,004	Government National Mortgage Association Pass-Thru, Pool MA2511	3.50%		01/20/2045	572,241
11,986,045	Government National Mortgage Association Pass-Thru, Pool MA7255	2.50%		03/20/2051	10,358,460
5,460,033	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.09%	(f)(g)	08/20/2033	299,175
2,257,164	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	2,269,217
1,333,414	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	1,369,281
2,498,923	Government National Mortgage Association, Series 2004-83-CS (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	3.07%	(f)(g)	10/20/2034	149,228
626,075	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	633,784
6,753,751	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	6,823,424
477,297	Government National Mortgage Association, Series 2006-24-CX (-7 x 1 Month LIBOR USD + 39.97%, 39.97% Cap)	17.87%	(g)	05/20/2036	495,614
2,492,158	Government National Mortgage Association, Series 2007-26-SJ (-1 x 1 Month LIBOR USD + 4.69%, 4.69% Cap)	1.68%	(f)(g)	04/20/2037	26,914
2,483,172	Government National Mortgage Association, Series 2008-2-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	3.56%	(f)(g)	01/16/2038	207,102
4,406,037	Government National Mortgage Association, Series 2008-42-AI (-1 x 1 Month LIBOR USD + 7.69%, 7.69% Cap)	4.75%	(f)(g)	05/16/2038	598,508
1,589,558	Government National Mortgage Association, Series 2008-43-SH (-1 x 1 Month LIBOR USD + 6.34%, 6.34% Cap)	3.32%	(f)(g)	05/20/2038	52,928
1,816,994	Government National Mortgage Association, Series 2008-51-SC (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.24%	(f)(g)	06/20/2038	118,875
1,461,030	Government National Mortgage Association, Series 2008-51-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.31%	(f)(g)	06/16/2038	100,136
525,045	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.04%	(f)(g)	09/20/2038	17,350
925,257	Government National Mortgage Association, Series 2008-83-SD (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	3.62%	(f)(g)	11/16/2036	47,035
3,595,640	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	3,527,058
3,078,431	Government National Mortgage Association, Series 2009-10-NS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	3.71%	(f)(g)	02/16/2039	274,633
688,167	Government National Mortgage Association, Series 2009-24-SN (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.09%	(f)(g)	09/20/2038	19,581
2,171,390	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	2,134,670
11,640,986	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	11,419,175
8,880	Government National Mortgage Association, Series 2009-41-ZQ	4.50%	(j)	06/16/2039	8,649
1,528,475	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	1,521,242
149,939	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	149,314
953,255	Government National Mortgage Association, Series 2009-69-TS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.26%	(f)(g)	04/16/2039	41,122
1,657,966	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	1,627,501
764,887	Government National Mortgage Association, Series 2009-87-IG (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	3.73%	(f)(g)	03/20/2037	17,646
8,919,563	Government National Mortgage Association, Series 2010-106-PS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.04%	(f)(g)	03/20/2040	302,981
3,225,920	Government National Mortgage Association, Series 2010-1-SA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	2.81%	(f)(g)	01/16/2040	212,868
2,989,031	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	2,945,378
23,970,027	Government National Mortgage Association, Series 2010-26-QS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.24%	(f)(g)	02/20/2040	2,443,449
2,084,445	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	2,100,725
1,984,890	Government National Mortgage Association, Series 2010-42-ES (-1 x 1 Month LIBOR USD + 5.68%, 5.68% Cap)	2.67%	(f)(g)	04/20/2040	166,635
616,295	Government National Mortgage Association, Series 2010-61-AS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	3.54%	(f)(g)	09/20/2039	37,750
6,242,239	Government National Mortgage Association, Series 2010-62-SB (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	2.74%	(f)(g)	05/20/2040	480,903
7,085,306	Government National Mortgage Association, Series 2010-62-ZG	5.50%		05/16/2040	7,220,702
3,062,398	Government National Mortgage Association, Series 2011-18-SN (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	3.47%	(g)	12/20/2040	2,433,560
3,065,733	Government National Mortgage Association, Series 2011-18-YS (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	3.47%	(g)	12/20/2040	2,408,041
882,475	Government National Mortgage Association, Series 2011-69-OC	0.00%	(h)	05/20/2041	728,072
8,764,797	Government National Mortgage Association, Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	2.34%	(f)(g)	05/20/2041	599,212
8,621,214	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	8,457,668
3,351,770	Government National Mortgage Association, Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	2.37%	(f)(g)	05/20/2041	240,340
2,781,289	Government National Mortgage Association, Series 2011-72-SK (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.14%	(f)(g)	05/20/2041	254,998
8,751,273	Government National Mortgage Association, Series 2013-116-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.14%	(f)(g)	08/20/2043	811,132
13,134,840	Government National Mortgage Association, Series 2013-136-CS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.26%	(f)(g)	09/16/2043	1,037,094
20,597,667	Government National Mortgage Association, Series 2013-182-WZ	2.50%		12/20/2043	18,644,530
63,493,377	Government National Mortgage Association, Series 2013-182-ZW	2.50%		12/20/2043	57,790,301
4,897,262	Government National Mortgage Association, Series 2013-186-SG (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.31%	(f)(g)	02/16/2043	263,583
5,980,121	Government National Mortgage Association, Series 2013-26-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.24%	(f)(g)	02/20/2043	646,925
4,654,366	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	4,532,659
10,357,199	Government National Mortgage Association, Series 2014-163-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	2.59%	(f)(g)	11/20/2044	791,169
11,274,618	Government National Mortgage Association, Series 2014-167-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	2.59%	(f)(g)	11/20/2044	892,011
19,003,676	Government National Mortgage Association, Series 2014-21-SE (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	2.54%	(f)(g)	02/20/2044	1,395,609
11,681,697	Government National Mortgage Association, Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.19%	(f)(g)	03/20/2044	1,164,868
12,684,323	Government National Mortgage Association, Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.31%	(f)(g)	04/16/2044	1,055,364
11,855,962	Government National Mortgage Association, Series 2016-108-SM (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.09%	(f)(g)	08/20/2046	1,332,021
23,770,929	Government National Mortgage Association, Series 2019-122-IO	1.01%	(c)(f)	07/16/2061	1,603,558
12,136,144	Government National Mortgage Association, Series 2020-112-LS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.20%, 6.20% Cap)	3.92%	(f)(g)	08/20/2050	1,641,208
169,011,971	Government National Mortgage Association, Series 2020-140-ES (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	09/20/2050	21,402,814
43,468,987	Government National Mortgage Association, Series 2020-140-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.34%	(f)(g)	09/20/2050	5,319,187
56,670,225	Government National Mortgage Association, Series 2020-146-CI	2.50%	(f)	10/20/2050	7,045,135
22,151,825	Government National Mortgage Association, Series 2020-146-KI	2.50%	(f)	10/20/2050	2,718,290
40,698,000	Government National Mortgage Association, Series 2020-148-JL	1.00%		10/20/2050	31,143,005
22,208,578	Government National Mortgage Association, Series 2020-151-MI	2.50%	(f)	10/20/2050	2,803,700
67,934,218	Government National Mortgage Association, Series 2020-152-IO	0.59%	(c)(f)	12/16/2062	3,742,401
50,774,496	Government National Mortgage Association, Series 2020-160-IA	2.50%	(f)	10/20/2050	7,106,338
12,673,147	Government National Mortgage Association, Series 2020-160-IM	2.50%	(f)	10/20/2050	1,591,623
40,480,325	Government National Mortgage Association, Series 2020-162-QS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	10/20/2050	4,784,770
58,293,147	Government National Mortgage Association, Series 2020-166-SM (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	11/20/2050	6,520,654
37,364,673	Government National Mortgage Association, Series 2020-167-IA	2.50%	(f)	11/20/2050	4,952,942
88,481,319	Government National Mortgage Association, Series 2020-167-JI	2.50%	(f)	11/20/2050	11,523,382
16,893,589	Government National Mortgage Association, Series 2020-167-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	11/20/2050	1,920,762
30,867,988	Government National Mortgage Association, Series 2020-167-YK	1.20%		11/20/2050	23,826,389
42,878,779	Government National Mortgage Association, Series 2020-175-SC (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	11/20/2050	5,696,184
34,676,367	Government National Mortgage Association, Series 2020-181-SA (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	12/20/2050	3,889,197
31,172,539	Government National Mortgage Association, Series 2020-181-YM	1.17%		12/20/2050	24,009,906
53,677,599	Government National Mortgage Association, Series 2020-187-AI	2.50%	(f)	12/20/2050	7,081,879
6,257,565	Government National Mortgage Association, Series 2020-188-DI	2.50%	(f)	12/20/2050	960,856
31,184,499	Government National Mortgage Association, Series 2020-188-GI	2.00%	(f)	12/20/2050	3,505,450
46,329,487	Government National Mortgage Association, Series 2020-188-IQ	3.00%	(f)	10/20/2050	7,182,474
101,985,220	Government National Mortgage Association, Series 2020-188-KI	2.50%	(f)	12/20/2050	14,815,689
41,726,875	Government National Mortgage Association, Series 2020-188-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	12/20/2050	4,673,527
42,751,045	Government National Mortgage Association, Series 2020-195-IX	1.16%	(c)(f)	12/16/2062	3,398,759
19,951,394	Government National Mortgage Association, Series 2020-98-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.14%	(f)(g)	07/20/2050	2,446,751
123,365,343	Government National Mortgage Association, Series 2021-100-IO	0.98%	(c)(f)	06/16/2063	9,140,693
72,025,204	Government National Mortgage Association, Series 2021-107-QI	2.50%	(f)	06/20/2051	10,128,832
69,092,902	Government National Mortgage Association, Series 2021-10-IO	0.98%	(c)(f)	05/16/2063	5,236,993
133,930,569	Government National Mortgage Association, Series 2021-110-IO	0.87%	(c)(f)	11/16/2063	9,580,308
28,652,019	Government National Mortgage Association, Series 2021-114-SB (-1 x 1 Month LIBOR USD + 2.60%, 2.60% Cap)	0.23%	(f)(g)	06/20/2051	225,915
25,051,933	Government National Mortgage Association, Series 2021-117-IJ	3.50%	(f)	06/20/2051	2,878,800
19,647,779	Government National Mortgage Association, Series 2021-117-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	07/20/2051	1,949,301
131,682,815	Government National Mortgage Association, Series 2021-122-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.32%	(f)(g)	07/20/2051	1,292,164
250,099,466	Government National Mortgage Association, Series 2021-12-IO	0.97%	(c)(f)	03/16/2063	17,853,550
69,557,736	Government National Mortgage Association, Series 2021-135-GI	3.00%	(f)	08/20/2051	10,406,707
91,574,741	Government National Mortgage Association, Series 2021-135-SK (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	08/20/2051	10,256,756
72,637,568	Government National Mortgage Association, Series 2021-136-EI	3.00%	(f)	08/20/2051	10,909,691
44,589,911	Government National Mortgage Association, Series 2021-138-IL	3.00%	(f)	08/20/2051	6,482,044
72,939,256	Government National Mortgage Association, Series 2021-138-PS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.75%, 3.75% Cap)	1.47%	(f)(g)	08/20/2051	1,569,346
17,981,836	Government National Mortgage Association, Series 2021-139-BI	3.50%	(f)	08/20/2051	2,131,570
35,926,478	Government National Mortgage Association, Series 2021-142-IO	3.00%	(f)	08/20/2051	5,546,172
115,301,960	Government National Mortgage Association, Series 2021-143-IO	0.97%	(c)(f)	10/16/2063	8,314,355
87,790,379	Government National Mortgage Association, Series 2021-144-IO	0.82%	(c)(f)	04/16/2063	5,889,347
70,230,028	Government National Mortgage Association, Series 2021-151-IO	0.92%	(c)(f)	04/16/2063	5,101,980
33,143,321	Government National Mortgage Association, Series 2021-155-IE	3.00%	(f)	09/20/2051	5,385,163
94,537,797	Government National Mortgage Association, Series 2021-155-KI	4.00%	(f)	09/20/2051	16,426,973
43,311,909	Government National Mortgage Association, Series 2021-155-S (-1 x Secured Overnight Financing Rate 30 Day Average + 3.20%, 3.20% Cap)	0.92%	(f)(g)	09/20/2051	876,975
45,156,031	Government National Mortgage Association, Series 2021-155-SG (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	09/20/2051	6,215,217
70,824,411	Government National Mortgage Association, Series 2021-158-IV	2.50%	(f)	09/20/2051	11,212,326
28,485,535	Government National Mortgage Association, Series 2021-160-IA	3.00%	(f)	09/20/2051	4,364,260
89,228,192	Government National Mortgage Association, Series 2021-160-SQ (-1 x Secured Overnight Financing Rate 30 Day Average + 2.65%, 3.00% Cap)	0.37%	(f)(g)	09/20/2051	887,169
41,052,166	Government National Mortgage Association, Series 2021-160-WI	2.50%	(f)	09/20/2051	5,248,031
49,261,398	Government National Mortgage Association, Series 2021-160-XI	3.00%	(f)	09/20/2051	7,487,851
93,360,864	Government National Mortgage Association, Series 2021-161-UI	3.00%	(f)	09/20/2051	14,289,935
31,112,767	Government National Mortgage Association, Series 2021-162-DI	3.00%	(f)	09/20/2051	4,832,058
15,836,171	Government National Mortgage Association, Series 2021-170-IO	0.99%	(c)(f)	05/16/2063	1,206,477
16,853,812	Government National Mortgage Association, Series 2021-175-IN	2.50%	(f)	07/20/2051	2,289,776
59,583,174	Government National Mortgage Association, Series 2021-175-IU	2.50%	(f)	09/20/2051	7,954,092
52,466,558	Government National Mortgage Association, Series 2021-176-TI	4.00%	(f)	10/20/2051	8,802,173
137,106,866	Government National Mortgage Association, Series 2021-177-IA	2.50%	(f)	10/20/2051	18,786,767
61,284,676	Government National Mortgage Association, Series 2021-180-IO	0.90%	(c)(f)	11/16/2063	4,581,262
74,410,625	Government National Mortgage Association, Series 2021-184-IO	0.89%	(c)(f)	12/16/2061	5,191,637
31,025,953	Government National Mortgage Association, Series 2021-188-IA	3.00%	(f)	10/20/2051	4,549,782
53,139,275	Government National Mortgage Association, Series 2021-188-IN	2.50%	(f)	10/20/2051	7,834,302
38,817,721	Government National Mortgage Association, Series 2021-188-IT	2.50%	(f)	10/20/2051	5,364,007
52,742,009	Government National Mortgage Association, Series 2021-191-CI	2.50%	(f)	10/20/2051	7,866,186
32,633,405	Government National Mortgage Association, Series 2021-192-AI	3.00%	(f)	10/20/2051	5,091,441
141,357,652	Government National Mortgage Association, Series 2021-193-SW (-1 x Secured Overnight Financing Rate 30 Day Average + 2.55%, 2.55% Cap)	0.27%	(f)(g)	11/20/2051	1,509,629
80,980,991	Government National Mortgage Association, Series 2021-196-IO	2.50%	(f)	11/20/2051	11,884,535
92,552,727	Government National Mortgage Association, Series 2021-1-EI	2.00%	(f)	01/20/2051	9,216,956
89,997,690	Government National Mortgage Association, Series 2021-200-IO	0.87%	(c)(f)	11/16/2063	6,623,074
28,605,180	Government National Mortgage Association, Series 2021-205-DI	2.50%	(f)	11/20/2051	3,798,422
189,456,049	Government National Mortgage Association, Series 2021-208-IO	0.75%	(c)(f)	06/16/2064	12,086,557
34,629,821	Government National Mortgage Association, Series 2021-20-IO	1.13%	(c)(f)	08/16/2062	2,714,878
187,819,984	Government National Mortgage Association, Series 2021-210-IO	0.98%	(c)(f)	05/16/2062	14,093,880
53,736,211	Government National Mortgage Association, Series 2021-211-IO	0.97%	(c)(f)	01/16/2063	4,011,150
38,301,594	Government National Mortgage Association, Series 2021-213-IH	3.00%	(f)	12/20/2051	5,735,055
10,399,114	Government National Mortgage Association, Series 2021-226-TI	2.50%	(f)	12/20/2051	1,558,840
281,715,879	Government National Mortgage Association, Series 2021-22-IO	0.97%	(c)(f)	05/16/2063	20,811,338
86,908,650	Government National Mortgage Association, Series 2021-24-XI	2.00%	(f)	02/20/2051	9,527,074
35,774,878	Government National Mortgage Association, Series 2021-24-YD	1.20%		02/20/2051	27,633,700
12,827,819	Government National Mortgage Association, Series 2021-25-EI	2.50%	(f)	02/20/2051	1,634,840
64,824,524	Government National Mortgage Association, Series 2021-2-IO	0.87%	(c)(f)	06/16/2063	4,299,726
24,119,551	Government National Mortgage Association, Series 2021-30-IB	2.50%	(f)	02/20/2051	3,754,177
28,977,170	Government National Mortgage Association, Series 2021-30-WI	2.50%	(f)	02/20/2051	4,239,285
28,739,984	Government National Mortgage Association, Series 2021-35-IO	0.99%	(c)(f)	12/16/2062	2,166,187
34,241,812	Government National Mortgage Association, Series 2021-40-IO	0.82%	(c)(f)	02/16/2063	2,291,106
624,995,247	Government National Mortgage Association, Series 2021-45-IO	0.82%	(c)(f)	04/16/2063	40,303,506
24,916,697	Government National Mortgage Association, Series 2021-52-IO	0.72%	(c)(f)	04/16/2063	1,543,350
212,003,057	Government National Mortgage Association, Series 2021-60-IO	0.83%	(c)(f)	05/16/2063	13,768,072
243,660,891	Government National Mortgage Association, Series 2021-65-IO	0.88%	(c)(f)	08/16/2063	16,984,407
184,707,155	Government National Mortgage Association, Series 2021-70-IO	0.71%	(c)(f)	04/16/2063	12,435,409
167,698,245	Government National Mortgage Association, Series 2021-71-IO	0.87%	(c)(f)	10/16/2062	11,356,693
164,177,821	Government National Mortgage Association, Series 2021-72-IO	0.57%	(c)(f)	01/16/2061	8,689,275
112,390,830	Government National Mortgage Association, Series 2021-77-SJ (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	0.74%	(f)(g)	05/20/2051	3,605,093
13,265,377	Government National Mortgage Association, Series 2021-78-IC	4.00%	(f)	05/20/2051	2,150,786
103,080,532	Government National Mortgage Association, Series 2021-7-KI	2.50%	(f)	01/01/2051	13,312,799
60,218,916	Government National Mortgage Association, Series 2021-7-MI	2.50%	(f)	01/20/2051	9,263,741
60,706,861	Government National Mortgage Association, Series 2021-80-IO	0.90%	(c)(f)	12/16/2062	4,511,801
321,028,204	Government National Mortgage Association, Series 2021-85-IO	0.68%	(c)(f)	03/16/2063	19,305,898
55,761,484	Government National Mortgage Association, Series 2021-87-ET	2.00%		05/20/2051	45,565,028
51,327,473	Government National Mortgage Association, Series 2021-96-TS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	0.97%	(f)(g)	06/20/2051	1,209,075
38,594,432	Government National Mortgage Association, Series 2021-97-SH (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	0.74%	(f)(g)	06/20/2051	1,238,839
124,328,735	Government National Mortgage Association, Series 2021-98-IG	3.00%	(f)	06/20/2051	18,999,296
28,823,149	Government National Mortgage Association, Series 2021-98-MI	2.50%	(f)	06/20/2051	3,805,085
31,688,096	Government National Mortgage Association, Series 2021-98-SB (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	06/20/2051	3,138,852
79,952,878	Government National Mortgage Association, Series 2021-98-ST (-1 x Secured Overnight Financing Rate 30 Day Average + 2.73%, 2.73% Cap)	0.45%	(f)(g)	03/20/2051	935,337
10,260,518	Government National Mortgage Association, Series 2021-98-SW (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(f)(g)	06/20/2051	1,077,713
42,625,586	Government National Mortgage Association, Series 2021-99-IO	0.59%	(c)(f)	05/16/2061	2,296,850
67,412,560	Government National Mortgage Association, Series 2021-9-AI	2.00%	(f)	01/20/2051	7,130,901
69,914,792	Government National Mortgage Association, Series 2021-9-MI	2.50%	(f)	01/20/2051	9,273,827
117,761,070	Government National Mortgage Association, Series 2022-14-IO	0.66%	(c)(f)	12/16/2061	6,848,772
76,242,315	Government National Mortgage Association, Series 2022-21-IO	0.78%	(c)(f)	10/16/2063	5,241,446
148,601,814	Government National Mortgage Association, Series 2022-27-IO	0.74%	(c)(f)	03/16/2064	9,492,327
95,654,970	Government National Mortgage Association, Series 2022-35-IO	0.55%	(c)(f)	10/16/2063	5,597,308
426,052,988	Government National Mortgage Association, Series 2022-39-IO	0.62%	(c)(f)	01/16/2064	26,971,029
125,610,343	Government National Mortgage Association, Series 2022-42-IO	0.67%	(c)(f)	12/16/2063	7,669,943
68,065,538	Government National Mortgage Association, Series 2022-49-IO	0.76%	(c)(f)	03/16/2064	4,561,480
128,659,129	Government National Mortgage Association, Series 2022-54-IO	0.59%	(c)(f)	10/16/2063	7,191,904
80,543,556	Government National Mortgage Association, Series 2022-62-IO	0.62%	(c)(f)	06/16/2064	4,763,491
213,587,978	Government National Mortgage Association, Series 2022-71-IO	0.55%	(c)(f)	06/16/2064	10,924,961
99,508,030	Government National Mortgage Association, Series 2022-73-IO	0.56%	(c)(f)	07/16/2064	5,776,172
129,249,674	Government National Mortgage Association, Series 2022-86-IO	0.53%	(c)(f)	10/16/2063	6,834,270
94,304,871	Government National Mortgage Association, Series 2022-8-IO	0.85%	(c)(f)	09/16/2063	6,836,226
66,330,005	Government National Mortgage Association, Series 2022-9-EI	3.00%	(f)	01/20/2052	8,833,160
10,000,000	Seasoned Credit Risk Transfer Trust, Series 2020-2-MB	2.00%		11/25/2059	7,420,225
18,018,817	Seasoned Credit Risk Transfer Trust, Series 2020-2-MT	2.00%		11/25/2059	15,314,866
35,000,000	Seasoned Credit Risk Transfer Trust, Series 2022-2-MB	3.00%		04/25/2062	26,314,442
139,849,000	STRU, Series JPM-4565-DUS	4.33%	(c)	11/30/2052	135,828,341
24,125,000	STRU, Series MS-6319-PT	3.89%	(c)	10/17/2052	22,315,625

Total US Government and Agency Mortgage Backed Obligations (Cost $17,525,498,741)					15,129,165,585

US Government and Agency Obligations - 8.6%
54,900,000	Tennessee Valley Authority	4.25%		09/15/2065	48,915,936
710,000,000	United States Treasury Notes	2.75%		08/15/2032	649,317,188
1,500,000,000	United States Treasury Notes	2.38%		05/15/2051	1,122,890,625
1,370,000,000	United States Treasury Notes	3.00%		08/15/2052	1,182,695,312

Total US Government and Agency Obligations (Cost $3,544,752,949)					3,003,819,061

Short Term Investments - 1.4%
158,879,136	First American Government Obligations Fund - Class U	2.79%	(i)		158,879,136
158,640,970	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(i)		158,640,970
158,640,969	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(i)		158,640,969

Total Short Term Investments (Cost $476,161,075)					476,161,075

Total Investments - 99.6% (Cost $40,765,091,932)					34,789,846,873
Other Assets in Excess of Liabilities - 0.4%					152,977,432

NET ASSETS - 100.0%					$34,942,824,305

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations	43.3%
Non-Agency Residential Collateralized Mortgage Obligations	27.7%
Non-Agency Commercial Mortgage Backed Obligations	9.3%
US Government and Agency Obligations	8.6%
Asset Backed Obligations	5.5%
Collateralized Loan Obligations	3.8%
Short Term Investments	1.4%
Other Assets and Liabilities	0.4%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Value determined using significant unobservable inputs.

(e)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(f)	Interest only security

(g)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(h)	Principal only security

(i)	Seven-day yield as of period end

(j)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(k)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(l)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

FUTURES CONTRACTS

Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Value/Unrealized Appreciation (Depreciation)
10-Year US Treasury Ultra Note Future	Long	1,909	12/20/2022	226,186,672	$3,168,490
US Treasury Ultra Long Bond Future	Long	3,240	12/20/2022	443,880,000	(2,524,464)

					$644,026

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

DoubleLine Core Fixed Income Fund

Schedule of Investments

September 30, 2022 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 4.6%
3,346,471	AASET Ltd., Series 2021-2A-B	3.54%	(b)	01/15/2047	2,667,227
6,657,116	Business Jet Securities LLC, Series 2020-1A-A	2.98%	(b)	11/15/2035	6,140,397
5,000,000	CANON, Series 2021-0001	3.50%	(d)	11/05/2023	4,950,000
21,269,652	Carbon Level Mitigation Trust, Series 2021-5-CERT	0.61%	(b)	10/13/2051	16,473,962
6,707,467	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	6,104,030
4,916,154	Castlelake Aircraft Structured Trust, Series 2019-1A-A	3.97%	(b)	04/15/2039	4,331,353
9,631,554	Castlelake Aircraft Structured Trust, Series 2021-1A-A	3.47%	(b)	01/15/2046	8,458,710
3,000,000	Diamond Infrastructure Funding LLC, Series 2021-1A-C	3.48%	(b)	04/15/2049	2,469,918
7,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-D	1.08%		11/16/2026	6,576,823
8,500,000	Exeter Automobile Receivables Trust, Series 2021-1A-E	2.21%	(b)	02/15/2028	7,812,193
3,001,176	GAIA Aviation Ltd., Series 2019-1-A	3.97%	(b)(f)	12/15/2044	2,413,807
4,013,781	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	2,956,608
1,555,555	HERO Funding Trust, Series 2016-1A-A	4.05%	(b)	09/20/2041	1,505,609
12,650,555	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43%	(b)	11/15/2039	10,468,473
14,561,847	ITE Rail Fund Levered LP, Series 2021-1A-A	2.25%	(b)	02/28/2051	12,452,741
14,000,000	LendingPoint Asset Securitization Trust, Series 2021-A-C	2.75%	(b)	12/15/2028	13,177,520
11,805,483	MACH 1 Cayman Ltd., Series 2019-1-A	3.47%	(b)	10/15/2039	10,239,898
1,114,891	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01%	(b)	06/22/2043	1,037,609
1,627,046	Mosaic Solar Loan Trust, Series 2019-2A-B	3.28%	(b)	09/20/2040	1,460,910
7,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68%	(b)	02/18/2042	7,477,753
5,446,867	NP SPE LLC, Series 2016-1A-A1	4.16%	(b)	04/20/2046	5,210,931
5,000,000	NP SPE LLC, Series 2019-1A-A2	3.24%	(b)	09/20/2049	4,442,461
14,254,655	Pagaya AI Debt Selection Trust, Series 2021-2-NOTE	3.00%	(b)	01/25/2029	13,322,298
3,958,564	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97%	(b)	06/15/2044	3,374,196
19,450,000	Primrose Funding LLC, Series 2019-1A-A2	4.48%	(b)	07/30/2049	17,766,130
3,814,551	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23%	(b)	03/15/2040	3,023,089
4,987,500	SEB Funding LLC, Series 2021-1A-A2	4.97%	(b)	01/30/2052	4,222,971
972,500	SERVPRO Master Issuer LLC, Series 2019-1A-A2	3.88%	(b)	10/25/2049	863,658
4,038,943	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	(b)	10/15/2042	3,495,891
10,313,661	SoFi Alternative Consumer Loan Program, Series 2021-2-A	1.25%	(b)	08/15/2030	10,011,780
75,000	SoFi Alternative Consumer Loan Program, Series 2021-2-R1	0.00%	(b)(d)(o)	08/15/2030	2,179,646
8,051,376	SoFi Alternative Trust, Series 2021-1-PT1	9.72%	(b)(c)	05/25/2030	7,965,782
15,524,631	SoFi Alternative Trust, Series 2021-A-PT1	1.48%	(b)(c)	03/15/2047	14,156,460
13,207,945	SoFi Alternative Trust, Series 2021-B-PT1	1.76%	(b)(c)	02/15/2047	12,099,640
5,000,000	SoFi Professional Loan Program LLC, Series 2017-B-BFX	3.70%	(b)(c)	05/25/2040	4,872,516
2,000,000	SoFi Professional Loan Program LLC, Series 2017-C-C	4.21%	(b)(c)	07/25/2040	1,788,767
1,994,898	START Ireland, Series 2019-1-A	4.09%	(b)	03/15/2044	1,612,316
3,002,972	Start Ltd., Series 2018-1-A	4.09%	(b)	05/15/2043	2,430,762
4,270,630	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87%	(b)	07/20/2048	3,897,293
5,102,980	Sunnova Helios Sol Issuer LLC, Series 2020-1A-A	3.35%	(b)	02/01/2055	4,286,872
4,620,828	Sunrun Atlas Issuer LLC, Series 2019-2-A	3.61%	(b)	01/30/2055	4,100,852
5,196,902	Upgrade Master Credit Pass-Thru Trust, Series 2021-ST3-A	2.50%	(b)	07/15/2027	5,162,099
2,308,292	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	13.07%	(b)(c)	06/15/2027	2,235,068
9,116,553	Upgrade Master Pass-Thru Trust, Series 2021-PT4-A	11.23%	(b)(c)	08/15/2027	8,743,230
3,923,218	Upstart Pass-Through Trust, Series 2021-ST2-A	2.50%	(b)	04/20/2027	3,750,074
855,388	Upstart Securitization Trust, Series 2020-2-A	2.31%	(b)	11/20/2030	828,004
17,250,000	Upstart Securitization Trust, Series 2021-2-C	3.61%	(b)	06/20/2031	15,336,382
1,233,144	Upstart Securitization Trust, Series 2021-3-A	0.83%	(b)	07/20/2031	1,193,935
6,000,000	Upstart Securitization Trust, Series 2021-3-C	3.28%	(b)	07/20/2031	5,159,641
12,450,000	Upstart Securitization Trust, Series 2021-4-B	1.84%	(b)	09/20/2031	11,126,386
15,550,000	Upstart Securitization Trust, Series 2021-4-C	3.19%	(b)	09/20/2031	12,740,875
4,500,000	US Auto Funding LLC, Series 2021-1A-C	2.20%	(b)	05/15/2026	4,215,343
8,000,000	Vantage Data Centers LLC, Series 2020-2A-A2	1.99%	(b)	09/15/2045	6,678,567
11,072,165	Vivint Solar Financing LLC, Series 2020-1A-A	2.21%	(b)	07/31/2051	9,009,054
11,240,081	WAVE LLC, Series 2019-1-A	3.60%	(b)	09/15/2044	8,612,633

Total Asset Backed Obligations (Cost $390,204,606)					349,091,143

Bank Loans - 3.8%
1,315,000	AAdvantage Loyalty IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.46%		04/20/2028	1,277,523
2,517,671	Access CIG LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.82%		02/27/2025	2,417,594
764,225	Acrisure LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	7.37%		02/16/2027	720,282
677,083	Acuris Finance, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.70%		02/16/2028	650,677
1,254,474	ADMI Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.27%		12/23/2027	1,119,618
2,653,350	AI Aqua Merger Sub, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	6.35%		07/31/2028	2,471,768
847,875	Air Canada, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	6.42%		08/11/2028	808,436
685,571	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	7.17%		04/22/2024	551,600
490,752	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	5.96%		10/08/2027	471,529
1,723,593	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		05/09/2025	1,655,726
866,250	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.49%		11/05/2027	822,938
1,688,485	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.78%		05/12/2028	1,489,032
1,532,430	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	6.87%		06/13/2024	1,337,811
450,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	10.62%		06/16/2025	370,409
985,928	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%		08/17/2028	958,199
843,445	AMC Entertainment Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.76%		04/22/2026	663,374
	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan
909,760	(3 Month LIBOR USD + 4.00%)	7.67%		02/01/2027	871,855
301,898	(6 Month LIBOR USD + 4.00%)	8.17%		02/01/2027	289,318
	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan
253,398	(3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.21%		02/15/2029	242,628
285,252	(6 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.56%		02/15/2029	273,129
1,111,400	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		01/29/2027	1,024,872
925,350	American Tire Distributors, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	9.03%		10/20/2028	869,005
1,003,718	American Trailer World Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	6.88%		03/03/2028	917,147
1,347,195	AmWINS Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	5.37%		02/22/2028	1,292,007
2,487,667	Applied Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	5.25%		09/19/2024	2,431,707
1,260,000	Applied Systems, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	9.17%		09/19/2025	1,245,510
	APX Group, Inc., Senior Secured First Lien Term Loan
400	(Prime Rate + 2.25%, 0.50% Floor)	8.50%		07/10/2028	379
1,068,800	(1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.24%		07/10/2028	1,013,260
944,786	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		03/06/2025	777,559
134,919	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.75%		03/06/2025	110,566
2,088,225	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%		12/11/2028	1,933,696
490,000	Ascend Learning LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%, 0.50% Floor)	8.87%		12/10/2029	429,977
1,869,000	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		02/12/2027	1,773,214
592,025	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	6.53%		02/12/2027	561,870
870,992	Astra Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	8.37%		10/25/2028	744,698
894,785	Astra Acquisition Corporation, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.88%, 0.75% Floor)	11.99%		10/25/2029	823,202
1,023,269	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		12/23/2026	870,423
295,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	8.37%		01/31/2028	223,831
2,130,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	8.37%		01/19/2029	1,640,100
1,600,604	Atlas Purchaser, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.25%, 0.75% Floor)	8.68%		05/08/2028	1,262,476
574,777	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.07%		12/15/2027	314,150
134,752	Aveanna Healthcare LLC, Senior Secured First Lien (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.80%		07/17/2028	108,897
570,401	Aveanna Healthcare LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.80%		07/17/2028	460,956
635,000	Aveanna Healthcare LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	10.05%		12/10/2029	469,900
1,586,025	Bausch & Lomb Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	6.10%		05/10/2027	1,478,477
801,387	BCP Renaissance Parent LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	7.05%		11/02/2026	770,906
208,950	BCPE Empire Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.63%, 0.50% Floor)	7.76%		06/11/2026	200,461
1,872,589	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%)	6.03%		06/16/2025	1,755,552
1,330,313	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	7.42%		06/05/2028	1,286,060
1,026,373	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		10/02/2025	975,449
70,382	Bright Bidco B.V.	11.04%	(e)	02/28/2023	70,382
974,096	Bright Bidco B.V.	3.50%	(e)(g)	06/30/2024	242,306
1,145,251	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.87%		08/01/2025	1,097,877
217,230	Brown Group Holding LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%		06/07/2028	207,001
815,475	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.07%		11/30/2027	784,132
981,240	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		07/21/2025	969,117
213,400	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		08/12/2026	205,291
606,050	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	5.88%		06/30/2025	554,536
1,715,009	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.75% Floor)	6.13%		10/18/2028	1,513,496
2,640,994	Castle US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		01/29/2027	2,142,507
2,118,600	Castlelake Aviation LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	6.04%		10/22/2026	2,051,949
2,120,069	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	7.81%		07/14/2026	1,924,959
885,000	Central Parent, Inc. (3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	6.61%		07/06/2029	854,631
1,046,905	Charter Communications Operating LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		02/01/2027	1,009,824
1,237,950	Charter Next Generation, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.56%		12/01/2027	1,177,891
1,455,300	CHG Healthcare Services, Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		09/29/2028	1,401,177
375,272	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	5.81%		11/22/2028	360,965
1,359,008	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.31%		08/21/2026	1,218,011
947,321	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	6.42%		09/18/2024	875,287
1,825,425	Clydesdale Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.18%, 0.50% Floor)	7.31%		04/13/2029	1,727,062
1,561,143	CMG Media Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		12/17/2026	1,466,179
2,462,883	CNT Holdings Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	6.25%		11/08/2027	2,353,149
142,190	Columbus McKinnon Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	6.44%		05/15/2028	139,346
1,443,792	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	7.40%		04/16/2029	1,390,329
1,592,963	Conair Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	6.00%		05/17/2028	1,351,031
653,250	Connect US Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.03%		12/11/2026	609,975
1,004,500	Conservice Midco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.37%		05/13/2027	968,504
1,595,157	Constant Contact, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.75% Floor)	6.42%		02/10/2028	1,427,665
795,145	Corelogic, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.63%		06/02/2028	602,323
1,895,475	Cornerstone Building Brands, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.27%		10/16/2028	1,601,676
511,450	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.07%		01/15/2026	480,124
437,325	Cyanco Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		03/17/2025	415,186
1,301,615	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.79%		05/01/2024	1,191,674
1,225,211	DCert Buyer, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%)	6.90%		10/16/2026	1,172,288
1,055,000	DCert Buyer, Inc., Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 7.00%)	9.90%		02/19/2029	989,063
2,427,549	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	6.78%		04/09/2027	2,296,061
1,237,322	Delta Topco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	5.84%		12/01/2027	1,125,963
275,000	Delta Topco, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	9.34%		12/01/2028	244,292
	DexKo Global, Inc., Senior Secured First Lien Term Loan
565,213	(1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.87%		10/04/2028	521,231
306,515	(3 Month LIBOR USD + 3.75%, 0.50% Floor)	7.42%		10/04/2028	282,664
2,323,094	DG Investment Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.27%		03/31/2028	2,171,373
250,000	DG Investment Intermediate Holdings, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	9.87%		03/19/2029	234,688
2,511,025	Diamond (BC) B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	5.56%		09/29/2028	2,321,443
710,691	Diamond Sports Group LLC, Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	5.95%		08/24/2026	141,882
1,441,065	DirectTV Financing LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	8.12%		08/02/2027	1,346,049
472,831	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.02%		04/06/2026	437,910
879,465	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		04/06/2026	814,512
1,139,275	Echo Global Logistics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%		11/24/2028	1,073,767
910,792	Edgewater Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		12/12/2025	803,828
648,497	EG America LLC, Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	7.92%		03/31/2026	607,428
805,657	EG Group Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	7.67%		02/06/2025	753,797
871,203	Eisner Advisory Group LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.75% Floor)	8.40%		07/28/2028	831,999
547,368	Element Materials Technology Group, Inc.	7.28%	(e)	06/24/2029	516,579
252,632	Element Materials Technology Group, Inc.	7.28%	(e)	06/24/2029	238,421
1,568,781	Endurance International Group, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	6.18%		02/10/2028	1,333,464
1,137,820	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	6.33%		03/31/2027	322,384
464,686	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	6.83%		03/31/2027	216,079
118,186	eResearchTechnology, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.62%		02/04/2027	110,568
480,150	Everi Holdings Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%		08/03/2028	463,172
1,008,576	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	5.68%		05/01/2026	977,426
811,777	Exgen Renewables LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	5.57%		12/15/2027	796,861
1,348,225	Fertitta Entertainment LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.03%		01/29/2029	1,254,550
1,670,556	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		03/31/2025	1,608,954
1,198,975	FINThrive Software Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	7.12%		12/18/2028	1,106,054
1,127,777	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%		01/29/2027	1,095,827
492,643	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	11.67%	(d)	06/30/2027	492,643
1,184,035	Freeport LNG Investments LLP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	6.21%		12/21/2028	1,099,039
1,682,930	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.24%		10/30/2026	1,588,005
905,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	7.05%		02/01/2029	845,419
943,594	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.63%		02/19/2026	938,536
651,590	GIP II Blue Holding LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	8.17%		09/29/2028	643,445
593,826	Global Medical Response, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	7.37%		03/14/2025	516,670
706,776	Global Medical Response, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.81%		10/02/2025	616,308
984,245	Gogo Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.56%		04/28/2028	957,178
1,561,990	Grab Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.62%		01/29/2026	1,471,207
2,052,862	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	7.69%		09/30/2026	1,981,012
1,901,283	Great Outdoors Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		03/06/2028	1,763,440
2,679,266	Greeneden US Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	7.12%		12/01/2027	2,558,458
382,800	Greystone Select Financial LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.75% Floor)	7.74%		06/16/2028	359,832
	Grinding Media, Inc., Senior Secured First Lien Term Loan
287,115	(3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.70%		10/12/2028	256,968
455,899	(3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.14%		10/12/2028	408,030
573,686	(6 Month LIBOR USD + 4.00%, 0.75% Floor)	7.70%		10/12/2028	513,449
	Gulf Finance LLC, Senior Secured First Lien Term Loan
468,162	(1 Month LIBOR USD + 6.75%, 1.00% Floor)	9.39%		08/25/2026	373,109
267,853	(1 Month LIBOR USD + 6.75%, 1.00% Floor)	9.87%		08/25/2026	213,469
1,674,594	Heartland Dental LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.08%		04/30/2025	1,556,535
2,154,286	Helios Software Holdings, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%)	7.45%		03/13/2028	2,043,889
2,095,467	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	6.21%		05/23/2025	1,652,276
1,390,950	Hightower Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	6.73%		04/21/2028	1,296,199
1,073,650	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	4.88%		03/15/2028	1,033,726
1,850,000	Hunter Douglas Holding B.V., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	6.34%		02/26/2029	1,531,800
2,030,947	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.62%		07/01/2024	1,971,928
619,663	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	9.37%		07/07/2025	611,400
664,424	ICON Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	5.94%		07/03/2028	650,930
999,768	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		05/01/2026	941,746
1,855,675	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.88%		10/27/2028	1,806,973
1,844,822	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	7.44%		02/01/2029	1,735,978
2,458,875	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	8.42%		03/31/2028	2,289,213
1,009,366	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		01/02/2026	983,183
755,543	Ivanti Software, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	7.33%		12/01/2027	592,236
2,244,629	Jazz Pharmaceuticals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%		05/05/2028	2,173,878
1,588,950	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.52%		07/07/2028	1,058,638
1,966,598	Kenan Advantage Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		03/24/2026	1,864,591
701,687	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.99%		12/11/2026	621,958
942,875	KKR Apple Bidco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.87%		09/22/2028	902,412
850,725	Kraton Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	6.72%		03/15/2029	822,813
1,886,843	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	6.82%		12/22/2026	1,755,293
772,200	LaserShip, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 0.75% Floor)	7.38%		05/08/2028	657,339
240,000	LaserShip, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.50%, 0.75% Floor)	10.38%		04/30/2029	187,200
1,038,030	LBM Acquisition LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	7.12%		12/17/2027	911,131
429,713	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.37%		03/24/2025	415,747
766,959	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.80%		08/31/2027	536,058
2,103,776	Lumen Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.37%		03/15/2027	1,919,211
1,402,378	Lummus Technology Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		06/30/2027	1,275,287
1,545,438	Madison IAQ LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.82%		06/21/2028	1,432,010
359,947	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	5.55%		10/19/2027	349,825
875,821	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		08/29/2025	836,957
2,722,217	Mavis Tire Express Services Topco Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	7.25%		05/04/2028	2,562,300
1,591,013	McAfee Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	6.36%		03/01/2029	1,455,490
1,094,318	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.37%		08/31/2026	928,343
2,686,500	Medline Borrower LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		10/23/2028	2,475,355
529,026	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	6.17%		03/02/2026	507,246
1,070,081	MIC Glen LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%		07/21/2028	1,001,195
542,161	Michaels Stores, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	7.92%		04/14/2028	439,150
2,453,897	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.67%		10/01/2027	2,344,699
1,030,750	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	8.78%		06/21/2027	1,037,929
2,230,860	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.00%)	8.13%		03/27/2026	2,125,095
1,349,800	Mirion Technologies, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.50% Floor)	5.63%		10/20/2028	1,295,241
1,599,664	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		05/14/2026	1,547,395
1,689,913	Mitchell International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	6.73%		10/16/2028	1,536,131
220,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.50%, 0.50% Floor)	9.57%		10/15/2029	206,525
1,444,088	Monogram Food Solutions LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	7.13%		08/28/2028	1,395,350
492,035	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		10/19/2026	485,190
523,800	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.31%		08/28/2026	504,158
806,620	NEP Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		10/20/2025	748,644
1,081,825	Olympus Water US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	7.44%		11/09/2028	990,211
2,438,987	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	6.98%		11/16/2027	2,280,452
2,322,429	Organon & Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	6.19%		06/02/2028	2,275,981
1,071,878	Oryx Midstream Services Permian Basin LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.21%		10/05/2028	1,042,069
330,000	Osmosis Buyer Limited, Senior Secured First Lien	7.03%	(e)	07/31/2028	307,829
385,000	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	7.17%		10/24/2025	371,205
2,439,988	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	7.42%		11/30/2027	2,325,614
1,691,918	Packers Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.01%		03/06/2028	1,557,098
1,097,453	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.56%		10/28/2027	1,043,492
1,791,434	Park River Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	5.53%		12/28/2027	1,529,436
1,161,958	Pathway Vet Alliance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	7.42%		03/31/2027	1,029,786
461,152	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		05/29/2026	449,176
1,737,274	PECF USS Intermediate Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	7.37%		12/15/2028	1,488,262
	Pediatric Associates Holding Company LLC, Senior Secured First Lien Delayed-Draw Term Loan
64,473	(6 Month LIBOR USD + 3.25%, 0.50% Floor)	4.92%		12/29/2028	62,216
27,172	(3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.06%		12/29/2028	26,221
1,209,711	Pediatric Associates Holding Company LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	5.08%		12/29/2028	1,167,371
453,863	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	5.88%		05/03/2029	437,410
2,459,489	Peraton Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		02/01/2028	2,337,437
653,363	Perrigo Investments LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	5.63%		04/20/2029	645,195
2,438,100	PetSmart, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		02/11/2028	2,315,695
1,205,904	PetVet Care Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.62%		02/14/2025	1,119,983
1,285,413	PG&E Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	6.13%		06/23/2025	1,233,996
2,118,328	Phoenix Services International LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.67%	(g)	03/03/2025	419,694
489,041	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		01/21/2028	475,869
1,836,867	Playa Resorts Holding B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.87%		04/29/2024	1,775,736
725,000	PMHC, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	6.98%		04/23/2029	588,385
581,150	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	5.94%		12/29/2027	556,451
908,251	Polar US Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.21%		10/15/2025	741,741
2,504,700	Polaris Newco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.67%		06/02/2028	2,317,899
434,500	PQ Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	5.31%		06/09/2028	415,165
165,542	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	5.94%		07/03/2028	162,180
661,586	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.87%		03/11/2026	620,994
1,580,313	Pregis Topco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.81%		07/31/2026	1,509,198
	Pretium PKG Holdings, Inc., Senior Secured First Lien Term Loan
301,610	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.17%		10/02/2028	271,901
604,844	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	6.28%		10/02/2028	545,267
309,359	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	6.29%		10/02/2028	278,887
	Pretium PKG Holdings, Inc., Senior Secured Second Lien Term Loan
137,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	9.03%		09/21/2029	117,562
137,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	9.92%		09/21/2029	117,563
2,642,046	Prometric Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	6.12%		01/29/2025	2,447,195
1,449,050	Proofpoint, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.32%		08/31/2028	1,364,317
1,620,661	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		02/12/2027	1,418,078
542,275	QUIKRETE Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		06/11/2028	523,108
1,276,855	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.37%		09/25/2026	1,184,289
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
1,021,436	(1 Month LIBOR USD + 4.25%)	7.33%		07/09/2025	865,155
875,778	(1 Month LIBOR USD + 4.25%)	7.30%		07/09/2025	741,785
549,741	Redstone Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.53%		04/27/2028	410,657
1,227,585	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		11/14/2025	1,144,502
2,031,840	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.77%		05/30/2025	1,937,867
640,000	Renaissance Holding Corporation, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	10.12%		05/29/2026	614,666
709,200	Rent-A-Center, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.06%		02/17/2028	648,918
110,237	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%		04/25/2024	3,307
1,336,500	Restoration Hardware, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%		10/20/2028	1,187,981
410,380	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		02/22/2024	405,380
877,800	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	5.91%		04/16/2029	854,977
535,767	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	8.17%		11/01/2024	473,567
1,151,727	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		09/30/2026	1,094,140
937,044	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		04/17/2026	897,613
905,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.46%		10/20/2027	909,878
1,403,717	SMG US Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		01/23/2025	1,342,304
2,426,960	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	7.17%		10/07/2027	2,338,983
1,845,004	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	7.12%		10/05/2027	1,750,447
1,206,838	Spin Holdco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.14%		03/06/2028	1,063,526
2,078,609	SRS Distribution, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.50% Floor)	6.31%		06/02/2028	1,924,012
854,619	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.78%		04/16/2026	753,578
902,738	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	5.89%		07/21/2026	870,239
448,569	Sunshine Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	7.42%		10/01/2026	418,542
988,596	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.67%		03/05/2027	958,326
517,437	Sweetwater Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	7.38%		08/07/2028	473,455
703,552	SWF Holdings Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.60%		10/06/2028	553,696
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
440,243	(3 Month LIBOR USD + 3.00%)	6.67%		05/29/2026	417,496
465,843	(3 Month LIBOR USD + 3.00%)	6.07%		05/29/2026	441,773
947,363	(3 Month LIBOR USD + 3.00%)	5.81%		05/29/2026	898,413
790,833	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.87%		02/06/2024	726,577
819,625	Tecta America Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	7.37%		04/06/2028	782,230
588,821	Telesat Canada, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%		12/07/2026	319,803
858,224	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	6.03%		08/31/2028	838,270
12,165	TGP Holdings LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.37%		06/29/2028	9,689
369,043	TGP Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.37%		06/29/2028	293,921
393,025	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	6.28%		01/18/2029	380,448
1,128,860	The Edelman Financial Engines Centre LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.62%		04/07/2028	1,039,025
1,260,000	The Edelman Financial Engines Centre LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.87%		07/20/2026	1,121,400
9,557	The Hillman Group, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.83%		07/14/2028	9,154
498,780	The Hillman Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.83%		07/14/2028	477,707
681,473	Tiger Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		06/01/2028	633,610
2,046,209	Titan Acquisition Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	5.88%		03/28/2025	1,841,373
914,703	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	5.37%		12/01/2028	887,838
1,136,255	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.12%		01/25/2024	1,048,707
1,241,625	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	5.17%		02/28/2025	1,231,282
1,133,295	Traverse Midstream Partners LLC, Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	5.95%		09/27/2024	1,110,277
2,027,267	TricorBraun Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		03/03/2028	1,909,310
23,964	Trident TPI Holdings, Inc., Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.67%		09/15/2028	22,764
268,776	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.67%		09/15/2028	255,303
1,728,910	Triton Water Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	7.17%		03/31/2028	1,560,099
62,828	Uber Technologies, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.57%		02/25/2027	61,437
93,113	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		05/04/2026	89,039
395,000	UKG, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.50% Floor)	7.54%		05/03/2027	375,580
610,193	Ultra Clean Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.27%		08/27/2025	601,327
2,051,093	United Airlines, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.53%		04/21/2028	1,966,342
490,877	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	6.40%		10/22/2025	484,601
325,788	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		07/01/2026	323,170
275,000	Univision Communications, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	6.25%		06/25/2029	268,813
	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan
793,473	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.31%		10/28/2024	765,455
840,622	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	7.17%		10/28/2024	810,940
2,401,649	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.12%		08/27/2025	2,335,603
727,650	Viad Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.50% Floor)	8.12%		07/31/2028	693,691
886,050	Victoria’s Secret & Company, Senior secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.39%		08/02/2028	831,779
2,433,102	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		02/26/2027	2,363,150
12,751	VT Topco, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		08/01/2025	12,177
343,311	VT Topco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		08/01/2025	327,862
625,275	Walker & Dunlop, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	5.38%		12/15/2028	609,643
1,000,430	Wand NewCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		02/05/2026	930,901
704,139	WaterBridge Midstream Operating LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	9.13%		06/22/2026	681,399
2,094,446	Waterlogic Holdings Limited, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.50% Floor)	7.87%		08/17/2028	2,066,957
1,265,438	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		08/03/2028	1,174,484
423,968	Wheel Pros, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	7.55%		05/11/2028	313,617
1,694,209	WWEX UNI TopCo Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.67%		07/26/2028	1,547,821
692,145	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		03/09/2027	581,752
1,037,127	Zebra Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	6.69%		11/01/2028	1,009,514
850,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.32%		04/28/2028	813,025

Total Bank Loans (Cost $321,011,919)					297,257,568

Collateralized Loan Obligations - 4.4%
1,000,000	AIMCO Ltd., Series 2018-AA-D (3 Month LIBOR USD + 2.55%)	5.29%	(b)	04/17/2031	891,768
3,500,000	Aimco Ltd., Series 2020-11A-AR (3 Month LIBOR USD + 1.13%, 1.13% Floor)	3.87%	(b)	10/17/2034	3,399,312
5,000,000	Anchorage Capital Ltd., Series 2021-19A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.72%	(b)	10/16/2034	4,850,977
1,000,000	Apidos, Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	5.11%	(b)	04/15/2031	872,670
1,500,000	Apidos, Series 2015-20A-CR (3 Month LIBOR USD + 2.95%)	5.69%	(b)	07/16/2031	1,325,311
5,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	6.64%	(b)	05/28/2030	4,546,654
3,400,000	Babson Ltd., Series 2015-IA-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	5.31%	(b)	01/21/2031	2,964,548
500,000	Bain Capital Credit Ltd., Series 2017-2A-DR2 (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.88%	(b)	07/25/2034	443,727
1,000,000	Bain Capital Credit Ltd., Series 2022-3A-D (Secured Overnight Financing Rate 3 Month + 3.70%, 3.70% Floor)	4.84%	(b)	07/17/2035	873,398
5,000,000	Barings Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.66%	(b)	10/21/2030	4,495,775
3,250,000	Barings Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	6.34%	(b)	07/18/2029	3,022,850
2,000,000	Barings Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%)	5.11%	(b)	04/15/2031	1,736,598
5,100,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	5.61%	(b)	07/20/2029	4,474,300
2,000,000	Barings Ltd., Series 2018-4A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.41%	(b)	10/15/2030	1,784,969
3,000,000	Barings Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.65%, 3.65% Floor)	6.16%	(b)	04/16/2035	2,693,533
2,250,000	Barings Ltd., Series 2019-2A-CR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	5.91%	(b)	04/15/2036	2,017,438
5,000,000	Barings Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	5.71%	(b)	10/15/2036	4,449,107
1,000,000	Barings Ltd., Series 2021-2A-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	5.66%	(b)	07/15/2034	868,327
4,000,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	5.31%	(b)	04/21/2031	3,449,331
2,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	6.01%	(b)	11/15/2030	1,728,280
2,400,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	5.71%	(b)	10/21/2030	2,118,190
1,000,000	Buckhorn Park Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.84%	(b)	07/18/2034	861,046
4,500,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	5.51%	(b)	07/15/2030	4,091,376
2,750,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.53%	(b)	01/30/2031	2,356,828
3,000,000	Canyon Capital Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.80%)	5.31%	(b)	07/15/2031	2,612,934
1,500,000	Canyon Capital Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.51%	(b)	07/15/2030	1,358,564
4,000,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.41%	(b)	07/15/2031	3,609,218
2,500,000	Canyon Capital Ltd., Series 2021-1A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.61%	(b)	04/17/2034	2,143,937
1,000,000	Canyon Capital Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.56%	(b)	07/17/2034	883,811
5,000,000	Carlyle Global Market Strategies Ltd., Series 2016-3A-DRR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	6.01%	(b)	07/20/2034	4,307,969
2,500,000	Carlyle Global Market Strategies Ltd., Series 2016-4A-CR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	5.51%	(b)	10/20/2027	2,195,355
9,000,000	Carlyle Global Market Strategies Ltd., Series 2021-9A-D (3 Month LIBOR USD + 3.20%, 3.20% Floor)	5.91%	(b)	10/20/2034	8,012,989
6,000,000	Cathedral Lake Ltd., Series 2021-8A-C (3 Month LIBOR USD + 2.62%, 2.62% Floor)	5.33%	(b)	01/22/2035	5,498,296
5,000,000	Cathedral Lake Ltd., Series 2021-8A-D1 (3 Month LIBOR USD + 3.42%, 3.42% Floor)	6.13%	(b)	01/22/2035	4,425,178
5,000,000	CIFC Funding Ltd., Series 2015-4A-CR2 (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.71%	(b)	04/20/2034	4,382,344
4,500,000	CIFC Funding Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.50%)	6.23%	(b)	04/23/2029	4,169,257
1,000,000	CIFC Funding Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	5.59%	(b)	07/18/2031	895,414
9,500,000	Columbia Cent Ltd., Series 2018-27A-DR (3 Month LIBOR USD + 3.83%, 3.83% Floor)	6.61%	(b)	01/25/2035	8,087,184
3,250,000	Cook Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.60%)	5.34%	(b)	04/17/2030	2,822,220
2,000,000	Dryden Ltd., Series 2018-57A-D (3 Month LIBOR USD + 2.55%, 2.55% Floor)	5.46%	(b)	05/15/2031	1,747,277
3,000,000	Dryden Senior Loan Fund, Series 2015-40A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	6.01%	(b)	08/15/2031	2,704,272
2,006,000	Dryden Senior Loan Fund, Series 2016-42A-DR (3 Month LIBOR USD + 2.93%)	5.44%	(b)	07/15/2030	1,742,895
2,200,000	Dryden Senior Loan Fund, Series 2016-43A-DR3 (3 Month LIBOR USD + 3.25%, 3.25% Floor)	5.96%	(b)	04/20/2034	1,943,005
2,250,000	Fillmore Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	5.41%	(b)	07/15/2030	2,014,040
2,000,000	Gilbert Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 2.95%)	5.46%	(b)	10/15/2030	1,820,074
4,000,000	Gilbert Park Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	8.91%	(b)	10/15/2030	3,494,261
7,000,000	Goldentree Loan Management Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	5.56%	(b)	04/22/2030	6,272,353
3,500,000	Goldentree Loan Opportunities Ltd., Series 2015-11A-DR2 (3 Month LIBOR USD + 2.40%)	5.14%	(b)	01/21/2031	3,156,722
2,000,000	Grippen Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.30%)	6.01%	(b)	01/20/2030	1,847,229
1,503,162	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	6.41%	(b)	10/22/2025	1,429,822
5,000,000	Hayfin Ltd., Series 2018-9A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	4.59%	(b)	04/28/2031	4,766,971
1,000,000	Hayfin Ltd., Series 2019-1A-B1R (3 Month LIBOR USD + 1.85%, 1.85% Floor)	4.64%	(b)	04/28/2031	945,597
1,500,000	Highbridge Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.51%	(b)	10/15/2030	1,303,371
1,481,500	Highbridge Loan Management Ltd., Series 4A-2014-A2R (3 Month LIBOR USD + 1.50%)	4.29%	(b)	01/28/2030	1,429,602
2,500,000	Highbridge Loan Management Ltd., Series 8A-2016-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.61%	(b)	07/22/2030	2,146,817
4,000,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	5.46%	(b)	07/21/2031	3,446,541
2,000,000	LCM LP, Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	5.96%	(b)	07/15/2027	1,893,215
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%)	5.51%	(b)	10/20/2027	1,876,433
2,000,000	LCM LP, Series 25A-D (3 Month LIBOR USD + 3.45%)	6.16%	(b)	07/22/2030	1,755,791
3,250,000	LCM LP, Series 28A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.66%	(b)	10/21/2030	2,763,193
4,000,000	LCM LP, Series 30A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.71%	(b)	04/21/2031	3,525,980
4,000,000	Madison Park Funding Ltd., Series 2014-14A-DRR (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.71%	(b)	10/22/2030	3,582,921
5,000,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	5.68%	(b)	10/21/2030	4,508,817
3,750,000	Madison Park Funding Ltd., Series 2019-34A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	6.13%	(b)	04/26/2032	3,439,569
1,000,000	Madison Park Funding Ltd., Series 2021-52A-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	5.91%	(b)	01/22/2035	868,453
4,000,000	Magnetite Ltd., Series 2015-14RA-D (3 Month LIBOR USD + 2.85%)	5.59%	(b)	10/20/2031	3,558,211
1,500,000	Magnetite Ltd., Series 2016-18A-DR (3 Month LIBOR USD + 2.70%)	5.61%	(b)	11/15/2028	1,382,625
2,000,000	Magnetite Ltd., Series 2019-23A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.83%	(b)	01/25/2035	1,755,754
1,000,000	Magnetite Ltd., Series 2021-31A-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.51%	(b)	07/17/2034	882,984
1,000,000	Magnetite Ltd., Series 2021-31A-E (3 Month LIBOR USD + 6.00%, 6.00% Floor)	8.51%	(b)	07/17/2034	854,878
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.76%	(b)	10/21/2030	890,587
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2014-18A-CR2 (3 Month LIBOR USD + 3.00%)	5.73%	(b)	10/21/2030	1,763,212
2,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-29A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.84%	(b)	10/20/2031	2,260,757
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2019-32A-DR (3 Month LIBOR USD + 2.70%, 2.70% Floor)	5.44%	(b)	01/20/2032	1,802,798
6,000,000	Oak Hill Credit Funding Ltd., Series 2014-10RA-D1R (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.76%	(b)	04/20/2034	5,318,359
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	6.41%	(b)	07/16/2029	4,956,446
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.74%	(b)	07/17/2030	1,730,472
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR2 (3 Month LIBOR USD + 2.50%)	5.28%	(b)	01/27/2031	1,711,191
2,250,000	Octagon Investment Partners Ltd., Series 2014-1A-CR3 (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.66%	(b)	02/14/2031	1,990,136
2,500,000	Octagon Investment Partners Ltd., Series 2014-1A-ERR (3 Month LIBOR USD + 5.45%, 5.45% Floor)	8.21%	(b)	01/22/2030	2,030,209
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.95%)	5.46%	(b)	07/15/2030	8,653,453
5,460,000	Octagon Investment Partners Ltd., Series 2017-1A-CR (3 Month LIBOR USD + 3.30%)	6.01%	(b)	03/18/2030	4,835,778
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.91%	(b)	03/17/2030	1,465,958
1,500,000	Octagon Investment Partners Ltd., Series 2018-18A-C (3 Month LIBOR USD + 2.70%)	5.44%	(b)	04/16/2031	1,282,899
2,500,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	5.63%	(b)	07/25/2030	2,195,868
3,500,000	Octagon Investment Partners Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	6.06%	(b)	01/22/2035	3,008,238
1,000,000	Octagon Investment Partners Ltd., Series 2020-5A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	5.91%	(b)	01/18/2033	915,483
1,000,000	OHA Credit Funding Ltd., Series 2016-13A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	5.93%	(b)	10/23/2034	883,925
2,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.76%	(b)	10/21/2030	1,800,039
5,000,000	Race Point Ltd., Series 2013-8A-DR2 (3 Month LIBOR USD + 3.50%, 3.50% Floor)	6.48%	(b)	02/20/2030	4,493,316
3,500,000	Sound Point Ltd., Series 2016-2A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.56%	(b)	10/20/2028	3,314,488
9,000,000	Sound Point Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.65%, 3.65% Floor)	6.43%	(b)	01/23/2029	8,551,504
7,000,000	Sound Point Ltd., Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	5.81%	(b)	07/17/2034	5,927,932
7,000,000	Sound Point Ltd., Series 2019-3A-DR (3 Month LIBOR USD + 3.50%, 3.50% Floor)	6.28%	(b)	10/25/2034	6,116,605
2,000,000	Sound Point Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	6.06%	(b)	07/20/2034	1,709,651
4,000,000	Sound Point Ltd., Series 2020-3A-D (3 Month LIBOR USD + 3.65%, 3.65% Floor)	6.43%	(b)	01/26/2032	3,547,784
1,250,000	Sound Point Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	6.03%	(b)	10/25/2034	1,051,281
1,000,000	Sound Point Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	6.18%	(b)	10/25/2034	857,088
10,000,000	Steward Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	5.11%	(b)	01/15/2030	8,617,479
3,000,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.56%	(b)	10/15/2031	2,702,623
2,000,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	5.16%	(b)	04/17/2028	1,889,000
2,250,000	THL Credit Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.74%	(b)	07/18/2031	1,987,887
1,000,000	THL Credit Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.26%	(b)	01/15/2031	795,835
4,000,000	THL Credit Wind River Ltd., Series 2014-3A-DR2 (3 Month LIBOR USD + 3.40%, 3.40% Floor)	6.16%	(b)	10/22/2031	3,492,415
3,000,000	THL Credit Wind River Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.72%, 3.72% Floor)	6.46%	(b)	04/18/2036	2,597,559
5,000,000	THL Credit Wind River Ltd., Series 2017-3A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.36%	(b)	04/16/2035	4,405,812
4,000,000	THL Credit Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	5.41%	(b)	07/15/2030	3,520,853
2,500,000	THL Credit Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	5.51%	(b)	07/15/2030	2,162,462
3,000,000	THL Credit Wind River Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.66%	(b)	01/21/2031	2,632,500
10,000,000	Trimaran CAVU LLC, Series 2021-3A-D (3 Month LIBOR USD + 3.78%, 3.78% Floor)	6.52%	(b)	01/18/2035	9,029,220
1,000,000	Upland Ltd., Series 2016-1A-CR (3 Month LIBOR USD + 2.90%)	5.61%	(b)	04/21/2031	873,181
1,000,000	Venture Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.25%, 3.25% Floor)	5.76%	(b)	04/15/2032	888,824
3,000,000	Voya Ltd., Series 2014-1A-CR2 (Secured Overnight Financing Rate 3 Month + 3.06%)	5.54%	(b)	04/18/2031	2,618,998
3,000,000	Voya Ltd., Series 2017-3A-CR (3 Month LIBOR USD + 3.15%)	5.86%	(b)	04/20/2034	2,655,529
4,000,000	Voya Ltd., Series 2018-2A-D (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.26%	(b)	07/15/2031	3,495,946
5,000,000	Wellfleet Ltd., Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	3.88%	(b)	07/20/2032	4,850,292

Total Collateralized Loan Obligations (Cost $375,617,835)					334,862,528

Foreign Corporate Bonds - 6.7%
263,743	1375209 B.C. Ltd.	9.00%		01/30/2028	263,083
1,440,000	Adani International Container Terminal Private Ltd.	3.00%	(b)	02/16/2031	1,108,324
3,072,000	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	2,364,425
1,000,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	868,921
214,000	Adani Ports & Special Economic Zone Ltd.	4.20%		08/04/2027	187,618
1,700,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	1,416,705
700,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	504,185
16,985,000	Aercap Global Aviation Trust	3.40%		10/29/2033	12,347,945
4,500,000	AES Andres B.V.	5.70%	(b)	05/04/2028	3,702,487
3,200,000	AI Candelaria Spain S.A.	5.75%	(b)	06/15/2033	2,183,040
900,000	AI Candelaria Spain S.A.	5.75%		06/15/2033	613,980
800,000	Altice Financing S.A.	5.00%	(b)	01/15/2028	617,952
1,305,000	Altice France Holding S.A.	6.00%	(b)	02/15/2028	830,538
2,100,000	Altice France Holding S.A.	5.13%	(b)	07/15/2029	1,573,887
1,660,000	Altice France Holding S.A.	5.50%	(b)	10/15/2029	1,253,140
1,050,000	AngloGold Ashanti Holdings PLC	3.75%		10/01/2030	815,962
1,940,000	Anheuser-Busch InBev Worldwide, Inc.	4.90%		02/01/2046	1,690,581
12,575,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%		04/15/2048	10,450,705
340,000	ARD Finance S.A. (7.25% PIK)	6.50%	(b)	06/30/2027	233,488
16,947,000	Australia & New Zealand Banking Group Ltd. (5 Year CMT Rate + 1.70%) (5 Year CMT Rate + 1.70%)	2.57%	(b)	11/25/2035	12,326,194
1,053,428	Avation Capital S.A. (9.00% PIK)	8.25%	(b)	10/31/2026	842,624
10,775,000	Avolon Holdings Funding Ltd.	3.25%	(b)	02/15/2027	9,037,229
2,400,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65%	(a)(b)	04/22/2031	1,763,547
700,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	613,561
500,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%	(b)	07/01/2030	438,258
1,500,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,338,810
550,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.03%)	6.63%	(a)	01/24/2032	432,665
4,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	(a)	01/10/2028	3,557,060
2,521,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(a)(b)	06/27/2029	2,154,384
300,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(a)	06/27/2029	256,373
4,000,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00%	(a)	09/23/2025	3,547,920
1,200,000	Bank Hapoalim B.M.	3.26%	(b)(c)	01/21/2032	1,003,043
750,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28%	(b)	01/29/2031	639,375
10,236,000	Bank of Montreal (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	8,889,036
13,260,000	Bank of Nova Scotia (5 Year CMT Rate + 2.05%)	4.59%		05/04/2037	11,140,332
11,985,000	Barclays PLC (3 Month LIBOR USD + 1.38%)	4.30%		05/16/2024	11,979,548
15,425,000	BAT Capital Corporation	3.46%		09/06/2029	12,578,050
900,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	746,107
600,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88%		09/13/2034	514,584
1,775,000	Bell Telephone Company of Canada	3.65%		08/15/2052	1,255,853
1,076,538	Bioceanico Sovereign Certificate Limited	0.00%		06/05/2034	684,701
14,430,000	BNP Paribas S.A. (Secured Overnight Financing Rate + 1.51%)	3.05%	(b)	01/13/2031	11,494,786
11,805,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13%)	4.77%	(b)	09/26/2023	11,786,289
1,205,000	Bombardier, Inc.	7.88%	(b)	04/15/2027	1,111,287
7,480,000	BPCE S.A.	1.00%	(b)	01/20/2026	6,470,189
1,400,000	Braskem Idesa SAPI	6.99%		02/20/2032	938,000
2,800,000	C&W Senior Financing	6.88%		09/15/2027	2,291,506
2,100,000	CAP S.A.	3.90%	(b)	04/27/2031	1,487,098
4,000,000	CAP S.A.	3.90%		04/27/2031	2,832,569
5,765,000	CCL Industries, Inc.	3.05%	(b)	06/01/2030	4,638,545
3,400,000	CEMEX, S.A.B de C.V. (5 Year CMT Rate + 4.53%)	5.13%	(a)	06/08/2026	2,728,500
5,000,000	Chile Electricity PEC S.p.A.	0.00%	(b)	01/25/2028	3,545,645
4,325,000	CI Financial Corporation	4.10%		06/15/2051	2,581,961
11,980,000	Commonwealth Bank of Australia	4.32%	(b)	01/10/2048	8,865,166
5,400,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(a)(g)	11/29/2022	87,750
2,000,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	1,761,820
1,233,701	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(b)	04/01/2025	488,556
1,748,297	Digicel Group Holdings Ltd. (7.00% PIK)	7.00%	(a)(b)	10/17/2022	305,952
1,750,000	Ecopetrol S.A.	4.63%		11/02/2031	1,227,581
900,000	Ecopetrol S.A.	5.88%		05/28/2045	546,372
9,200,000	Ecopetrol S.A.	5.88%		11/02/2051	5,470,090
2,060,000	eG Global Finance PLC	8.50%	(b)	10/30/2025	1,803,837
4,700,000	EIG Pearl Holdings SARL	3.55%		08/31/2036	3,762,308
2,633,400	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	2,402,503
5,900,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	4,293,194
3,400,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	2,395,521
7,155,000	Enbridge, Inc.	3.40%		08/01/2051	4,815,892
2,500,000	Engie Energia Chile S.A.	3.40%		01/28/2030	1,887,667
3,300,000	Equate Petrochemical B.V.	2.63%		04/28/2028	2,802,977
861,120	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	794,836
1,800,000	Freeport Indonesia PT	5.32%	(b)	04/14/2032	1,498,500
1,900,000	Freeport Indonesia PT	6.20%		04/14/2052	1,462,002
750,000	Freeport-McMoRan, Inc.	4.38%		08/01/2028	676,462
3,000,000	Freeport-McMoRan, Inc.	4.63%		08/01/2030	2,634,897
5,188,644	Galaxy Pipeline Assets Bidco Ltd.	2.16%	(b)	03/31/2034	4,276,807
1,800,000	Galaxy Pipeline Assets Bidco Ltd.	2.63%		03/31/2036	1,397,034
2,751,308	Galaxy Pipeline Assets Bidco Ltd.	2.94%		09/30/2040	2,099,558
2,050,000	Garda World Security Corporation	4.63%	(b)	02/15/2027	1,762,631
1,450,000	Garda World Security Corporation	6.00%	(b)	06/01/2029	1,065,957
6,883,000	Glencore Funding LLC	1.63%	(b)	04/27/2026	5,959,174
6,525,000	Glencore Funding LLC	3.38%	(b)	09/23/2051	3,986,284
300,000	Gran Tierra Energy International Holdings Ltd.	6.25%	(b)	02/15/2025	247,740
2,900,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	2,394,820
3,500,000	Gran Tierra Energy, Inc.	7.75%	(b)	05/23/2027	2,737,244
3,310,000	Grifols Escrow Issuer S.A.	4.75%	(b)	10/15/2028	2,564,124
5,000,000	Guacolda Energia S.A.	4.56%		04/30/2025	1,729,502
14,830,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.38%)	4.62%		09/12/2026	14,476,097
3,618,200	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	3,233,766
200,000	Indonesia Asahan Aluminium Persero PT	5.80%		05/15/2050	151,056
1,425,000	Intelsat Jackson Holdings S.A.	6.50%	(b)	03/15/2030	1,215,097
1,688,470	Interoceanica Finance Ltd.	0.00%		11/30/2025	1,477,411
1,192,690	Invepar Holdings	0.00%	(d)(g)	12/30/2028	-
2,400,000	Inversiones La Construccion S.A.	4.75%		02/07/2032	1,781,616
1,196,000	JSW Hydro Energy Ltd.	4.13%	(b)	05/18/2031	940,199
4,200,000	JSW Steel Ltd.	5.05%		04/05/2032	2,995,535
3,244,000	Kasikornbank PCL (5 Year CMT Rate + 4.94%)	5.28%	(a)	10/14/2025	2,871,427
2,900,000	Korea Development Bank	1.63%		01/19/2031	2,298,391
5,000,000	Korea Development Bank	2.00%		10/25/2031	4,012,896
1,775,000	Kronos Acquisition Holdings, Inc.	5.00%	(b)	12/31/2026	1,559,826
1,095,000	Kronos Acquisition Holdings, Inc.	7.00%	(b)	12/31/2027	839,881
1,920,246	Lima Metro Finance Ltd.	5.88%		07/05/2034	1,824,539
12,890,000	Lloyds Banking Group PLC (3 Month LIBOR USD + 1.21%)	3.57%		11/07/2028	11,320,961
6,143,040	LLPL Capital Pte Ltd.	6.88%	(b)	02/04/2039	4,953,010
18,280,000	Macquarie Group Ltd. (Secured Overnight Financing Rate + 1.53%)	2.87%	(b)	01/14/2033	13,765,503
1,340,000	Mattamy Group Corporation	4.63%	(b)	03/01/2030	1,025,502
3,750,000	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	2,827,988
280,000	MEG Energy Corporation	5.88%	(b)	02/01/2029	251,724
3,200,000	Mercury Chile Holdco LLC	6.50%	(b)	01/24/2027	2,800,192
2,550,000	Mexarrend SAPI de C.V.	10.25%	(b)	07/24/2024	754,508
1,415,380	Mexico Generadora de Energia S. de R.L.	5.50%		12/06/2032	1,252,951
180,000	Millicom International Cellular S.A.	5.13%		01/15/2028	150,262
4,950,000	Minejesa Capital B.V.	4.63%		08/10/2030	4,108,500
7,750,000	Minejesa Capital B.V.	5.63%		08/10/2037	5,551,906
800,000	Mong Duong Finance Holdings B.V.	5.13%		05/07/2029	629,645
850,000	Movida Europe S.A.	5.25%		02/08/2031	604,834
899,567	MV24 Capital B.V.	6.75%		06/01/2034	761,960
9,705,000	National Australia Bank Ltd.	2.99%	(b)	05/21/2031	7,481,685
6,580,000	NatWest Markets PLC	0.80%	(b)	08/12/2024	6,048,616
5,535,000	NBN Company Ltd.	1.45%	(b)	05/05/2026	4,834,782
2,400,000	Network i2i Ltd. (5 Year CMT Rate + 3.39%)	3.98%	(a)	03/03/2026	1,959,357
7,010,000	NXP B.V.	3.88%		06/18/2026	6,550,914
5,637,000	Oleoducto Central S.A.	4.00%		07/14/2027	4,359,319
628,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	557,620
4,700,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(b)	09/10/2030	4,211,129
1,900,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	1,702,372
1,300,000	Parkland Corporation	4.50%	(b)	10/01/2029	1,052,546
950,000	Parkland Corporation	4.63%	(b)	05/01/2030	771,657
3,600,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	2,938,977
2,691,000	Petroleos del Peru S.A.	4.75%		06/19/2032	1,905,655
1,200,000	Petroleos del Peru S.A.	5.63%		06/19/2047	723,180
800,000	Petronas Capital Ltd.	2.48%		01/28/2032	657,822
1,030,000	Primo Water Holdings, Inc.	4.38%	(b)	04/30/2029	839,338
400,000	PSA Treasury Pte Ltd.	2.25%		04/30/2030	335,447
2,200,000	Qatar Energy	2.25%		07/12/2031	1,777,114
3,700,000	Reliance Industries Ltd.	2.88%		01/12/2032	2,903,678
15,635,000	Renesas Electronics Corporation	2.17%	(b)	11/25/2026	13,459,740
290,000	Rutas 2 and 7 Finance Ltd.	0.00%		09/30/2036	175,749
3,050,000	Sasol Financing USA LLC	5.50%		03/18/2031	2,307,691
5,073,173	SCC Power PLC (4.00% + 4.00% PIK)	8.00%	(b)	12/31/2028	1,965,855
2,747,968	SCC Power PLC (4.00% or 4.00% PIK)	4.00%	(b)	05/17/2032	241,821
1,010,000	Seaspan Corporation	5.50%	(b)	08/01/2029	780,186
3,850,000	Shinhan Financial Group Company Ltd. (5 Year CMT Rate + 2.06%)	2.88%	(a)(b)	05/12/2026	3,305,418
200,000	Simpar Europe S.A.	5.20%		01/26/2031	141,317
1,840,000	Superior Plus LP	4.50%	(b)	03/15/2029	1,522,802
600,000	Suzano Austria GmbH	3.13%		01/15/2032	432,702
350,000	Sydney Airport Finance Company Pty Ltd.	3.63%	(b)	04/28/2026	323,056
300,000	Telefonica Moviles Chile S.A.	3.54%	(b)	11/18/2031	236,304
620,000	Telesat LLC	4.88%	(b)	06/01/2027	292,368
614,000	Telesat LLC	6.50%	(b)	10/15/2027	228,365
1,600,000	Temasek Financial Ltd.	1.00%		10/06/2030	1,235,144
8,800,000	Temasek Financial Ltd.	1.00%	(b)	10/06/2030	6,793,291
738,000	Tervita Corporation	11.00%	(b)	12/01/2025	796,250
1,000,000	Titan Acquisition Ltd.	7.75%	(b)	04/15/2026	791,591
2,300,000	TK Elevator US Newco, Inc.	5.25%	(b)	07/15/2027	1,960,992
21,075,000	Toronto-Dominion Bank	4.69%		09/15/2027	20,395,858
5,000,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	4,637,440
500,000	Transelec S.A.	3.88%		01/12/2029	448,563
8,766,000	TSMC Global Ltd.	1.25%	(b)	04/23/2026	7,700,741
948,623	UEP Penonome S.A.	6.50%		10/01/2038	820,559
4,837,975	UEP Penonome S.A.	6.50%	(b)	10/01/2038	4,184,848
9,700,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(a)(g)	01/29/2025	339,500
300,000	UPL Corporation Ltd.	4.50%		03/08/2028	248,527
2,650,000	UPL Corporation Ltd.	4.63%		06/16/2030	2,135,125
5,600,000	Vedanta Resources Finance PLC	9.25%	(b)	04/23/2026	3,158,557
3,100,000	Vedanta Resources Ltd.	6.13%		08/09/2024	1,837,789
6,655,000	Volkswagen Group of America Finance LLC	4.25%	(b)	11/13/2023	6,589,065
1,500,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	1,015,553
1,702,000	VTR Finance NV	6.38%		07/15/2028	957,375
9,570,000	Weir Group PLC	2.20%	(b)	05/13/2026	8,050,845
8,200,000	Westpac Banking Corporation (5 Year CMT Rate + 1.53%)	3.02%		11/18/2036	6,016,482

Total Foreign Corporate Bonds (Cost $640,868,699)					508,453,213

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 1.5%
1,000,000	Abu Dhabi Government International Bond	3.88%		04/16/2050	817,948
700,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	604,374
5,700,000	Brazilian Government International Bond	5.63%		02/21/2047	4,410,951
200,000	Chile Government International Bond	2.55%		01/27/2032	157,376
500,000	Chile Government International Bond	2.55%		07/27/2033	375,417
2,000,000	Chile Government International Bond	3.10%		05/07/2041	1,360,110
3,000,000	Chile Government International Bond	3.50%		01/25/2050	2,049,016
11,900,000	Chile Government International Bond	3.10%		01/22/2061	6,924,791
4,700,000	Colombia Government International Bond	3.13%		04/15/2031	3,267,270
3,700,000	Colombia Government International Bond	3.25%		04/22/2032	2,509,952
2,500,000	Colombia Government International Bond	5.00%		06/15/2045	1,522,619
11,150,000	Colombia Government International Bond	4.13%		05/15/2051	6,014,505
4,100,000	Dominican Republic International Bond	4.88%	(b)	09/23/2032	3,097,801
500,000	Dominican Republic International Bond	6.00%	(b)	02/22/2033	408,203
1,200,000	Indonesia Government International Bond	2.15%		07/28/2031	942,120
10,200,000	Indonesia Government International Bond	3.70%		10/30/2049	7,246,371
19,270,000	Mexico Government International Bond	3.75%		01/11/2028	17,717,621
3,900,000	Mexico Government International Bond	2.66%		05/24/2031	2,999,818
12,700,000	Mexico Government International Bond	4.28%		08/14/2041	9,268,933
2,300,000	Mexico Government International Bond	4.35%		01/15/2047	1,630,458
3,000,000	Mexico Government International Bond	4.40%		02/12/2052	2,077,098
6,500,000	Panama Government International Bond	2.25%		09/29/2032	4,592,795
4,700,000	Panama Government International Bond	4.30%		04/29/2053	3,151,826
1,900,000	Panama Government International Bond	4.50%		04/01/2056	1,289,099
5,800,000	Panama Government International Bond	3.87%		07/23/2060	3,464,273
2,300,000	Perusahaan Penerbit	3.80%		06/23/2050	1,676,875
2,000,000	Philippine Government International Bond	1.65%		06/10/2031	1,508,710
1,000,000	Philippine Government International Bond	3.70%		03/01/2041	765,998
6,500,000	Philippine Government International Bond	3.70%		02/02/2042	4,971,053
3,100,000	Philippine Government International Bond	2.95%		05/05/2045	2,024,644
1,800,000	Philippine Government International Bond	2.65%		12/10/2045	1,115,729
3,200,000	Republic of South Africa Government Bond	4.30%		10/12/2028	2,670,861
200,000	Republic of South Africa Government Bond	7.30%		04/20/2052	153,061
9,500,000	Saudi Government International Bond	3.45%		02/02/2061	6,475,077
2,000,000	Temasek Financial Ltd.	1.63%		08/02/2031	1,576,992

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $153,800,241)					110,839,745

Municipal Bonds - 0.1%
4,430,000	State of California	7.55%		04/01/2039	5,527,884

Total Municipal Bonds (Cost $6,280,121)					5,527,884

Non-Agency Commercial Mortgage Backed Obligations - 6.6%
5,000,000	Alen Mortgage Trust, Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	5.92%	(b)	04/17/2034	4,610,114
22,775,500	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2-XB	0.86%	(b)(c)(i)	06/15/2054	1,194,290
2,638,666	BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ-C	3.73%	(b)(c)	08/16/2034	2,270,380
1,790,000	Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2015-UBS7-B	4.48%	(c)	09/17/2048	1,664,877
5,515,000	Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2015-UBS7-C	4.48%	(c)	09/17/2048	4,867,970
4,144,453	BANK, Series 2017-BNK8-XA	0.84%	(c)(i)	11/17/2050	119,916
1,005,000	BANK, Series 2020-BN28-AS	2.14%		03/16/2063	758,758
3,109,000	BANK, Series 2021-BN37-C	3.21%	(c)	11/18/2064	2,260,813
11,034,000	BANK, Series 2022-BNK39-AS	3.18%		02/18/2055	8,874,666
2,682,000	BANK, Series 2022-BNK39-E	2.50%	(b)	02/18/2055	1,535,098
4,225,000	BBCMS Mortgage Trust, Series 2021-C12-A5	2.69%		11/18/2054	3,464,299
5,364,000	BBCMS Mortgage Trust, Series 2022-C14-A5	2.95%	(c)	02/18/2055	4,486,862
5,785,000	BBCMS Mortgage Trust, Series 2022-C16-A5	4.60%	(c)	06/17/2055	5,535,236
4,598,000	Benchmark Mortgage Trust, Series 2020-B18-AGNF	4.14%	(b)	07/17/2053	3,843,987
4,549,000	Benchmark Mortgage Trust, Series 2020-B19-AS	2.15%		09/17/2053	3,440,897
1,091,000	Benchmark Mortgage Trust, Series 2020-B19-C	3.21%		09/17/2053	818,309
90,206,509	Benchmark Mortgage Trust, Series 2021-B28-XA	1.40%	(c)(i)	08/17/2054	6,725,960
10,350,000	Benchmark Mortgage Trust, Series 2022-B32-AS	3.53%	(c)	01/15/2055	8,488,651
4,600,000	BPR Trust, Series 2022-OANA-A (Secured Overnight Financing Rate 1 Month + 1.90%, 1.90% Floor)	4.74%	(b)	04/15/2037	4,541,304
3,400,000	BX Trust, Series 2017-SLCT-F (1 Month LIBOR USD + 4.38%, 4.25% Floor)	7.19%	(b)	07/17/2034	3,287,982
1,414,000	BX Trust, Series 2018-EXCL-B (1 Month LIBOR USD + 1.33%, 1.33% Floor)	4.14%	(b)	09/15/2037	1,383,270
11,798,000	BX Trust, Series 2019-OC11-E	4.08%	(b)(c)	12/11/2041	9,032,027
3,030,000	BX Trust, Series 2021-VOLT-F (1 Month LIBOR USD + 2.40%, 2.40% Floor)	5.22%	(b)	09/15/2036	2,796,579
13,650,949	BX Trust, Series 2021-XL2-E (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.66%	(b)	10/15/2038	12,801,930
4,955,000	CD Commercial Mortgage Trust, Series 2017-CD4-C	4.35%	(c)	05/12/2050	4,213,737
67,868,410	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.14%	(c)(i)	01/10/2048	1,770,544
3,267,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-B	4.20%	(c)	06/17/2050	2,951,997
1,898,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57%	(b)(c)	02/12/2048	1,696,778
3,292,955	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.46%	(c)(i)	02/12/2048	77,120
4,470,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36-D	2.85%	(b)	02/10/2049	2,607,696
37,208,197	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.82%	(c)(i)	04/16/2049	1,548,177
39,292,082	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.05%	(c)(i)	07/10/2049	2,051,907
67,391,665	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.52%	(c)(i)	10/13/2049	2,827,350
13,720,000	Citigroup Commercial Mortgage Trust, Series 2017-C4-B	4.10%	(c)	10/14/2050	12,203,703
4,534,000	Citigroup Commercial Mortgage Trust, Series 2019-GC41-B	3.20%		08/11/2056	3,746,756
8,478,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.62%	(b)(c)	12/12/2041	5,916,487
7,003,000	Citigroup Commercial Mortgage Trust, Series 2020-555-G	3.62%	(b)(c)	12/12/2041	4,552,239
10,383,000	Citigroup Commercial Mortgage Trust, Series 2022-GC48-A5	4.74%	(c)	05/15/2054	9,970,428
5,737,632	Commercial Mortgage Pass-Through Trust, Series 2012-CR3-XA	1.75%	(c)(i)	10/17/2045	227
1,815,000	Commercial Mortgage Pass-Through Trust, Series 2014-CR16-B	4.58%		04/10/2047	1,754,440
3,325,000	Commercial Mortgage Pass-Through Trust, Series 2015-CR25-B	4.67%	(c)	08/12/2048	3,108,894
51,427,791	Commercial Mortgage Pass-Through Trust, Series 2015-CR26-XA	1.05%	(c)(i)	10/10/2048	1,062,611
4,310,000	Commercial Mortgage Pass-Through Trust, Series 2015-LC21-C	4.48%	(c)	07/10/2048	3,961,531
45,065,602	Commercial Mortgage Pass-Through Trust, Series 2016-DC2-XA	1.09%	(c)(i)	02/12/2049	1,089,015
6,771,200	CORE Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.72%	(b)	12/15/2031	6,339,006
1,651,200	CORE Mortgage Trust, Series 2019-CORE-F (1 Month LIBOR USD + 2.35%, 2.35% Floor)	5.17%	(b)	12/15/2031	1,529,146
3,461,000	CSAIL Commercial Mortgage Trust, Series 2016-C6-D	5.08%	(b)(c)	01/15/2049	2,724,296
36,651,861	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	2.03%	(c)(i)	01/15/2049	1,836,559
11,488,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	5.08%	(c)	11/17/2051	9,957,525
400,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-B	4.61%	(c)	08/17/2051	362,483
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/17/2052	7,958,458
62,971,625	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.23%	(c)(i)	03/17/2053	3,783,367
6,269,000	CSMC Trust, Series 2020-NET-C	3.53%	(b)	08/17/2037	5,673,471
7,968,667	CSWF Trust, Series 2021-B33-B	3.77%	(b)(c)	10/13/2043	6,233,694
3,731,000	CSWF Trust, Series 2021-B33-C	3.77%	(b)(c)	10/13/2043	2,680,051
186,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.60%, 2.45% Floor)	5.42%	(b)	06/15/2033	166,117
4,475,000	DBJPM Mortgage Trust, Series 2016-C1-C	3.47%	(c)	05/12/2049	3,802,872
52,203,586	DBJPM Mortgage Trust, Series 2016-C1-XA	1.52%	(c)(i)	05/10/2049	1,890,062
5,000,000	DOLP Trust, Series 2021-NYC-D	3.70%	(b)(c)	05/10/2041	3,706,782
5,000,000	DOLP Trust, Series 2021-NYC-E	3.70%	(b)(c)	05/10/2041	3,549,351
2,588,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	4.07%	(b)	07/16/2035	2,393,365
425,712	GS Mortgage Securities Trust, Series 2011-GC5-XA	0.09%	(b)(c)(i)	08/10/2044	4
6,484,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.67%	(b)(c)	11/13/2047	4,763,135
2,635,000	GS Mortgage Securities Trust, Series 2015-GC32-B	4.55%	(c)	07/10/2048	2,481,132
92,996,220	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.91%	(c)(i)	11/10/2048	1,842,516
1,825,000	GS Mortgage Securities Trust, Series 2016-GS2-C	4.86%	(c)	05/12/2049	1,643,284
45,122,078	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.89%	(c)(i)	05/12/2049	2,154,390
1,070,000	GS Mortgage Securities Trust, Series 2019-GC42-A3	2.75%		09/12/2052	915,615
51,342,166	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1-XA	1.05%	(c)(i)	01/15/2049	1,251,460
6,690,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.88%	(b)(c)	01/07/2031	6,609,374
7,958,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP-E	3.99%	(b)(c)	12/07/2038	5,816,483
37,368,869	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.91%	(c)(i)	02/15/2047	266,051
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.63%	(c)	09/15/2047	2,593,673
8,204,658	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	4.13%	(b)(c)	09/17/2047	7,210,251
3,766,500	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.58%	(c)	11/18/2047	3,332,314
41,235,148	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.96%	(c)(i)	11/18/2047	582,768
1,684,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-B	3.90%		02/18/2048	1,571,969
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.94%	(b)(c)	02/18/2048	9,950,765
4,987,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.32%	(c)	05/15/2048	4,569,992
48,465,064	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.58%	(c)(i)	07/15/2048	493,864
37,836,591	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.97%	(c)(i)	08/17/2048	727,053
4,138,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.81%	(c)	11/15/2048	3,196,801
1,000,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4-C	4.94%	(c)	03/12/2052	879,678
7,675,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2-AS	3.48%		06/17/2049	7,013,353
46,004,699	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.65%	(c)(i)	06/17/2049	1,828,696
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.76%	(b)(c)	03/12/2049	4,953,950
3,276,000	Med Trust, Series 2021-MDLN-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(b)	11/15/2038	3,108,956
7,825,000	MHC Commercial Mortgage Trust, Series 2021-MHC-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	5.42%	(b)	04/15/2038	7,294,001
4,500,000	MKT Mortgage Trust, Series 2020-525M-F	3.04%	(b)(c)	02/12/2040	2,786,623
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.62%	(c)	10/15/2047	2,803,244
28,868,696	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.40%	(c)(i)	02/18/2048	568,009
75,089,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-XB	0.28%	(b)(c)(i)	07/15/2050	346,543
44,599,208	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.49%	(c)(i)	09/17/2049	1,763,439
6,364,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-B	4.11%		05/17/2050	5,728,593
5,238,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34-D	2.70%	(b)	11/18/2052	3,646,515
24,688,357	Morgan Stanley Capital Trust, Series 2016-UB11-XA	1.58%	(c)(i)	08/17/2049	1,078,010
3,999,000	Morgan Stanley Capital Trust, Series 2017-HR2-C	4.48%	(c)	12/16/2050	3,501,853
2,108,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	5.02%	(b)	06/15/2035	1,869,958
4,539,000	SG Commercial Mortgage Securities Trust, Series 2016-C5-B	3.93%		10/13/2048	4,039,237
44,851,160	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	2.04%	(c)(i)	10/13/2048	2,183,511
10,336,000	SLG Office Trust, Series 2021-OVA-E	2.85%	(b)	07/17/2041	7,343,010
9,660,000	SLG Office Trust, Series 2021-OVA-F	2.85%	(b)	07/17/2041	6,439,521
5,910,000	TPGI Trust, Series 2021-DGWD-G (1 Month LIBOR USD + 3.85%, 3.85% Floor)	6.67%	(b)	06/15/2026	5,500,430
14,262,601	TTAN, Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	5.72%	(b)	03/15/2038	13,131,248
8,911,000	UBS Commercial Mortgage Trust, Series 2017-C1-B	4.04%		06/17/2050	7,791,330
11,933,000	UBS Commercial Mortgage Trust, Series 2017-C2-B	3.99%	(c)	08/17/2050	10,655,232
2,491,000	UBS Commercial Mortgage Trust, Series 2017-C6-B	4.15%	(c)	12/16/2050	2,227,913
1,450,000	UBS Commercial Mortgage Trust, Series 2017-C7-B	4.29%	(c)	12/15/2050	1,302,624
6,958,000	UBS Commercial Mortgage Trust, Series 2017-C7-C	4.73%	(c)	12/16/2050	6,074,372
559,000	UBS Commercial Mortgage Trust, Series 2018-C10-C	5.22%	(c)	05/17/2051	500,044
7,293,000	UBS Commercial Mortgage Trust, Series 2018-C11-C	5.07%	(c)	06/16/2051	6,220,475
2,896,000	UBS Commercial Mortgage Trust, Series 2018-C12-C	5.11%	(c)	08/17/2051	2,510,264
3,513,520	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-B	3.65%	(b)(c)	03/12/2046	3,430,152
7,795,924	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-C	4.20%	(b)(c)	03/12/2046	7,126,376
1,374,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-D	4.20%	(b)(c)	03/12/2046	920,032
204,461	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.36%	(c)(i)	11/15/2048	83
4,891,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.75%	(c)	11/15/2048	4,453,096
38,438,810	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.21%	(c)(i)	05/15/2048	773,443
51,503,384	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.09%	(c)(i)	12/17/2048	1,252,876
7,687,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35-B	3.44%		07/17/2048	6,829,716
7,224,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-B	3.81%		11/18/2049	6,462,516
59,175,752	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.73%	(c)(i)	11/18/2049	2,716,753
2,638,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C45-C	4.73%		06/16/2051	2,309,702
7,228,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C46-C	5.16%	(c)	08/17/2051	6,404,193
12,408,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	5.09%	(c)	09/16/2061	10,773,905
6,546,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48-C	5.31%	(c)	01/18/2052	5,813,055
20,882,210	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-XA	1.43%	(c)(i)	03/15/2052	1,199,693
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-C	4.35%		05/17/2052	9,046,193
2,705,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-B	3.14%		02/18/2053	2,184,195
5,510,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-B	2.70%		07/17/2053	4,213,725
119,386,417	Wells Fargo Commercial Mortgage Trust, Series 2021-C59-XA	1.67%	(c)(i)	04/17/2054	10,273,894
2,436,000	Wells Fargo Commercial Mortgage Trust, Series 2021-C61-C	3.31%		11/18/2054	1,807,659
59,743,717	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.17%	(c)(i)	08/16/2047	891,424
42,592,696	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	0.94%	(c)(i)	09/17/2057	481,872

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $645,560,670)					506,930,496

Non-Agency Residential Collateralized Mortgage Obligations - 12.7%
6,347,564	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	4.72%	(c)	03/25/2037	4,743,954
20,451	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	3.95%	(b)(c)	11/25/2037	20,321
3,840,014	AJAX Mortgage Loan Trust, Series 2020-A-A	2.38%	(b)(f)	12/25/2059	3,740,914
964,809	AJAX Mortgage Loan Trust, Series 2020-D-A	2.25%	(b)(f)	06/25/2060	912,311
5,000,000	AlphaFlow Transitional Mortgage Trust, Series 2021-WL1-A1	3.28%	(b)(f)	01/25/2026	4,835,804
3,100,000	AMSR Trust, Series 2019-SFR1-E	3.47%	(b)	01/20/2039	2,714,495
10,000,000	AMSR Trust, Series 2021-SFR1-F	3.60%	(b)(c)	06/19/2040	8,093,594
3,000,000	AMSR Trust, Series 2021-SFR2-E1	2.48%	(b)	08/19/2038	2,538,403
2,500,000	AMSR Trust, Series 2021-SFR2-E2	2.58%	(b)	08/19/2038	2,109,012
4,500,000	AMSR Trust, Series 2021-SFR2-F1	3.28%	(b)	08/19/2038	3,828,301
2,000,000	AMSR Trust, Series 2021-SFR2-F2	3.67%	(b)	08/19/2038	1,704,588
125,198	Angel Oak Mortgage Trust LLC, Series 2018-3-A1	3.65%	(b)(c)	09/25/2048	124,579
178,201	Angel Oak Mortgage Trust LLC, Series 2018-3-A2	3.75%	(b)(c)	09/25/2048	177,254
169,564	Angel Oak Mortgage Trust LLC, Series 2018-3-A3	3.85%	(b)(c)	09/25/2048	168,631
11,338,960	Argent Securities Trust, Series 2006-M1-A2C (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%		07/25/2036	3,374,906
14,438,644	Argent Securities Trust, Series 2006-M1-A2D (1 Month LIBOR USD + 0.48%, 0.48% Floor)	3.56%		07/25/2036	4,297,199
130,737	Banc of America Funding Trust, Series 2005-G-A3	2.42%	(c)	10/20/2035	97,802
120,345	Banc of America Funding Trust, Series 2006-2-6A2	5.50%		03/25/2036	111,356
87,332	Banc of America Funding Trust, Series 2006-6-1A2	6.25%		08/25/2036	76,690
249,378	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	138,198
9,100,000	CAFL Issuer LLC, Series 2021-RTL1-A1	2.24%	(b)(f)	03/28/2029	8,253,849
6,315,656	Carrington Mortgage Loan Trust, Series 2006-NC5-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 14.50% Cap)	3.23%		10/25/2036	5,304,882
1,349,080	Chase Mortgage Finance Trust, Series 2007-A2-6A4	3.34%	(c)	07/25/2037	1,200,604
804,150	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	187,150
171,325	CHL Mortgage Pass-Through Trust, Series 2005-28-A7	5.25%		11/01/2035	100,506
412,172	CHL Mortgage Pass-Through Trust, Series 2007-10-A5	6.00%		07/25/2037	222,666
172,215	CHL Mortgage Pass-Through Trust, Series 2007-15-1A16	6.25%		09/25/2037	112,064
440,551	CHL Mortgage Pass-Through Trust, Series 2007-3-A17	6.00%		04/25/2037	241,691
6,953,000	CIM Trust, Series 2020-R2-M2	3.00%	(b)(c)	10/25/2059	5,577,892
26,440	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	25,468
152,539	Citicorp Residential Mortgage Trust, Series 2006-2-A5	5.02%		09/25/2036	151,802
4,136,481	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A1A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	3.15%		01/25/2037	1,782,920
28,116,614	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92%	(b)	10/25/2058	23,412,952
51,353,088	Citigroup Mortgage Loan Trust, Series 2021-RP2-A1	1.75%	(b)(c)	03/25/2065	46,603,318
5,674,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M1	3.25%	(b)(c)	03/25/2065	4,891,984
4,752,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M2	3.40%	(b)(c)	03/25/2065	3,970,214
4,413,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M3	3.40%	(b)(c)	03/25/2065	3,526,900
12,962,469	Citigroup Mortgage Loan Trust, Series 2021-RP2-PT1	6.30%	(b)(c)	03/25/2065	12,830,019
65,169	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	57,683
37,357	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	30,698
255,857	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	223,928
7,614,111	CitiMortgage Alternative Loan Trust, Series 2007-A2-1A5	6.00%		02/25/2037	6,785,023
3,822,787	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	3,349,504
14,499,339	COLT Mortgage Loan Trust, Series 2022-4-A1	4.30%	(b)(c)	03/25/2067	13,934,991
1,000,000	CoreVest American Finance Trust, Series 2020-4-E	3.38%	(b)	12/17/2052	752,597
71,813	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	56,350
130,373	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	64,718
13,124,284	Countrywide Alternative Loan Trust, Series 2005-37T1-A5 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 5.50% Cap)	3.53%		09/25/2035	8,182,604
500,412	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	362,939
7,729,413	Countrywide Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	5,419,885
74,000	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	3.78%		10/25/2035	51,129
256,954	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	148,961
6,174,157	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	3,844,582
988,066	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	508,399
6,256,368	Countrywide Alternative Loan Trust, Series 2007-12T1-A3	6.00%		06/25/2037	3,219,146
1,037,293	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	3.53%		08/25/2037	335,854
300,374	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	28.88%	(j)	08/25/2037	374,393
57,152	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	15.71%	(j)	08/25/2037	48,926
266,703	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	167,499
1,387,643	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	3.58%		09/25/2037	635,225
1,363,123	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	3.42%	(i)(j)	09/25/2037	247,347
718,388	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	80,817
6,026,848	Countrywide Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	3,510,992
5,179,856	Countrywide Alternative Loan Trust, Series 2007-OA8-2A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	3.44%		06/25/2047	3,960,270
59,209	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	45,182
657,881	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	544,350
3,081,983	Credit Suisse Mortgage Capital Certificates, Series 2009-3R-19A2	6.00%	(b)	01/27/2038	1,542,715
7,411,907	Credit-Based Asset Servicing and Securitization LLC, Series 2007-RP1-A (1 Month LIBOR USD + 0.31%, 0.31% Floor)	3.39%	(b)	04/25/2037	6,368,889
2,364,895	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	1,058,312
31,236	CSMC Mortgage-Backed Trust, Series 2006-4-7A1	5.50%		05/25/2056	20,981
61,763	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2025	11,455
11,038	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	8,946
785,609	CSMC Trust, Series 2010-4R-3A17	6.00%	(b)(c)	06/26/2037	691,681
31,944,922	CSMC Trust, Series 2020-RPL1-PT1	3.35%	(b)(c)	10/25/2069	27,659,242
9,035,400	CSMC Trust, Series 2020-RPL4-M1	2.50%	(b)	01/25/2060	6,976,814
3,889,817	CSMC Trust, Series 2021-JR1-A1	2.47%	(b)(c)	09/27/2066	3,709,444
7,274,876	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	3.23%		02/25/2047	4,471,646
5,018,134	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-6-2A1	5.50%		12/25/2035	4,286,393
4,648,836	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-AR2-2A1	3.32%	(c)	10/25/2035	3,958,471
438,696	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.18%	(b)(j)	04/15/2036	411,315
54,472	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	9.23%	(b)(j)	04/15/2036	50,170
810,114	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.18%	(b)(j)	04/15/2036	713,634
20,000,000	Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-HQA2-M2 (Secured Overnight Financing Rate 30 Day Average + 2.05%)	4.33%	(b)	12/27/2033	17,817,304
25,000,000	Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3-M1B (Secured Overnight Financing Rate 30 Day Average + 2.90%)	5.18%	(b)	04/25/2042	23,655,215
15,984,000	First Franklin Mortgage Loan Trust, Series 2006-FF15-A6 (1 Month LIBOR USD + 0.31%, 0.31% Floor)	3.39%		11/25/2036	13,222,777
11,250,878	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		03/25/2037	6,587,376
206,934	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	102,022
2,690,714	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A1	6.25%		02/25/2037	1,249,001
38,830	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50%	(c)	05/25/2035	26,421
16,440,000	FMC GMSR Issuer Trust, Series 2021-GT2-A	3.85%	(b)(c)	10/25/2026	13,311,920
6,944,000	GCAT Trust, Series 2021-NQM6-M1	3.41%	(b)(c)	08/25/2066	5,140,232
1,496,433	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	1,271,724
7,546,000	GS Mortgage-Backed Securities Trust, Series 2020-NQM1-M1	3.29%	(b)(c)	09/25/2060	6,759,948
9,552	GSAA Home Equity Trust, Series 2005-7-AF5	5.11%		05/25/2035	9,296
952,391	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	604,468
947,401	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	444,638
1,494,619	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	1,311,946
22,713,678	GSR Mortgage Loan Trust, Series 2006-OA1-1A1 (1 Month LIBOR USD + 0.44%, 0.44% Floor)	3.52%		08/25/2046	6,222,083
97,078	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	177,659
11,438,242	Harborview Mortgage Loan Trust, Series 2005-7-2A1 (1 Month LIBOR USD + 0.57%, 0.57% Floor, 11.00% Cap)	3.56%		06/20/2045	7,539,748
2,620,636	Home Partners of America Trust, Series 2021-1-D	2.48%	(b)	09/19/2041	2,146,900
1,204,604	Home Partners of America Trust, Series 2021-1-E	2.58%	(b)	09/19/2041	971,888
1,355,624	Home Partners of America Trust, Series 2021-1-F	3.33%	(b)	09/19/2041	1,082,983
5,250,000	Homeward Opportunities Fund Trust, Series 2020-2-M1	3.90%	(b)(c)	05/25/2065	4,978,446
5,628,596	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23%	(b)(f)	08/25/2025	5,624,448
22,922,991	HSI Asset Securitization Corporation Trust, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	3.36%		10/25/2036	7,818,943
10,369,934	HSI Asset Securitization Corporation Trust, Series 2007-NC1-A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	3.26%		04/25/2037	7,379,168
26,846,309	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	3.62%		02/25/2037	24,027,677
2,728,000	Imperial Fund Mortgage Trust, Series 2021-NQM4-M1	3.45%	(b)(c)	01/25/2057	2,005,845
1,514,386	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	3.44%		12/25/2046	1,072,328
1,505,959	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A24 (1 Month LIBOR USD + 0.62%, 0.62% Floor)	3.70%		12/25/2046	1,152,071
3,152,400	JP Morgan Alternative Loan Trust, Series 2005-A2-1M1 (1 Month LIBOR USD + 0.69%, 0.69% Floor, 11.50% Cap)	3.77%		01/25/2036	3,005,321
89,470	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69%		05/25/2036	88,583
3,122,617	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.81%		08/25/2036	2,908,786
41,782	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.62%		08/25/2036	39,447
38,908	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	6.21%		12/25/2036	36,937
14,050,069	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2-A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	3.58%		06/25/2036	7,023,483
16,918,877	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%		07/25/2036	12,275,749
13,723,616	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A5 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	3.29%		12/25/2036	7,675,488
2,381,571	JP Morgan Mortgage Trust, Series 2006-S1-2A9	6.50%		04/25/2036	2,342,116
165,623	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	95,151
24,712,272	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	0.00%	(b)	06/25/2058	22,213,325
7,000,000	Legacy Mortgage Asset Trust, Series 2021-GS3-A2	3.25%	(b)(f)	07/25/2061	6,321,156
3,655,124	Lehman Mortgage Trust, Series 2005-9N-1A1 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	3.35%		02/25/2036	3,259,626
374,467	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	201,900
26,580	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	16.50%	(j)	01/25/2037	25,669
522,239	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	183,158
3,900,528	Lehman Mortgage Trust, Series 2007-1-1A2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	3.40%		02/25/2037	3,783,707
9,953,872	Lehman Mortgage Trust, Series 2007-15N-3A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	3.33%		08/25/2047	8,316,173
92,848	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		03/25/2037	69,073
9,571,737	Lehman Mortgage Trust, Series 2007-3-2A3 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	3.56%		03/25/2037	8,933,587
4,200,000	LHOME Mortgage Trust, Series 2021-RTL1-A2	2.86%	(b)(c)	02/25/2026	3,793,319
35,628,829	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	3.46%		03/25/2046	15,147,714
13,634,090	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	3.44%		04/25/2046	4,825,676
15,958,535	Long Beach Mortgage Loan Trust, Series 2006-6-2A3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%		07/25/2036	6,726,058
73,804	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	61,903
4,828,472	MASTR Alternative Loans Trust, Series 2006-1-A5	6.00%		02/25/2036	2,547,920
33,026	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	11,863
12,600,060	MASTR Asset Backed Securities Trust, Series 2005-NC2-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	3.58%		11/25/2035	8,000,452
798,376	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	567,683
1,674,446	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A8	6.00%		03/25/2037	700,086
9,374,335	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR4-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	3.58%		08/25/2037	8,063,595
6,033,238	Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	3.33%		03/25/2037	4,915,883
3,964,872	MFA Trust, Series 2021-NPL1-A1	2.36%	(b)(f)	03/25/2060	3,802,550
7,967,088	Morgan Stanley Capital Trust, Series 2006-HE5-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor)	3.36%		08/25/2036	4,355,608
19,538	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		11/25/2033	14,825
476,228	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	436,438
1,735,518	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.14%	(c)	06/25/2036	1,168,236
27,236,777	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX-2A2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	3.40%		12/25/2036	11,937,302
8,016,163	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX-2A1 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	3.32%		04/25/2037	2,620,931
220,877	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75%	(b)(c)	05/27/2037	197,634
2,490,789	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69%	(b)(c)	10/25/2060	2,384,304
16,240,024	MortgageIT Securities Corp Mortgage Loan Trust, Series 2007-1-2A11 (1 Month LIBOR USD + 0.44%, 0.44% Floor)	3.52%		06/25/2047	14,743,774
6,000,000	New Century Home Equity Loan Trust, Series 2005-B-M2 (1 Month LIBOR USD + 0.74%, 0.74% Floor)	3.82%		10/25/2035	5,062,030
167,778	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	(c)	01/25/2036	53,251
517,366	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	(n)	10/25/2036	139,541
882,051	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	(n)	02/25/2037	265,187
7,606,875	NRPL Trust, Series 2019-3A-A1	3.00%	(b)(f)	07/25/2059	7,583,086
4,791,284	NRZ Excess Spread-Collateralized Notes, Series 2020-PLS1-A	3.84%	(b)	12/25/2025	4,384,367
33,817	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.98% Floor)	4.06%		11/25/2034	32,325
19,271,262	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.27%		07/25/2037	17,120,304
2,019,087	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	5.81%	(b)	10/27/2022	1,948,333
4,381,074	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	5.46%	(b)	02/27/2023	4,175,051
15,000,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	6.08%	(b)	03/25/2026	14,040,829
6,014,803	PR Mortgage Loan Trust, Series 2014-1-APT	5.87%	(b)(c)	10/25/2049	5,454,383
5,873,253	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74%	(b)(f)	07/25/2051	5,407,017
3,404,000	Progress Residential Trust, Series 2021-SFR6-E2	2.53%	(b)	07/19/2038	2,858,358
4,666,000	Progress Residential Trust, Series 2021-SFR6-F	3.42%	(b)	07/19/2038	4,020,818
5,100,000	Progress Residential Trust, Series 2021-SFR8-F	3.18%	(b)	10/19/2038	4,241,124
4,371,804	PRPM LLC, Series 2021-3-A1	1.87%	(b)(f)	04/25/2026	4,001,909
3,820,521	PRPM LLC, Series 2021-7-A1	1.87%	(b)(f)	08/25/2026	3,520,093
2,122,821	PRPM LLC, Series 2021-9-A1	2.36%	(b)(f)	10/25/2026	1,970,158
11,500,000	RAMP Trust, Series 2006-NC1-M2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 14.00% Cap)	3.68%		01/25/2036	9,665,634
6,876,882	RBSGC Mortgage Loan Trust, Series 2005-A-3A	6.00%		04/25/2035	3,326,429
21,202,437	Redwood Funding Trust, Series 2019-1-PT	4.47%	(b)(f)	09/27/2024	20,753,897
140,591	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	122,003
181,019	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	151,175
1,975,278	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	1,687,795
1,910,098	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	1,517,309
393,087	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	320,302
9,306	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		12/25/2022	8,170
19,911,434	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.46%, 0.46% Floor)	3.54%		06/25/2037	8,217,911
674,743	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	529,140
2,459,377	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	1,984,522
160,134	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	84,356
227,200	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	123,229
1,616,328	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	524,110
112,524	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	16.06%	(d)(j)	01/25/2046	132,632
43,360	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	36,683
432,589	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	344,025
335,856	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	242,360
5,154,000	Residential Mortgage Loan Trust, Series 2020-1-M1	3.24%	(b)(c)	01/25/2060	4,552,057
7,695,758	Saxon Asset Securities Trust, Series 2005-2-M4 (1 Month LIBOR USD + 0.95%, 0.95% Floor, 11.50% Cap)	4.03%		10/25/2035	5,019,280

15,923,867	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 100.00% Cap)	3.24%	(b)	04/25/2037	11,871,752
20,399,527	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A2A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	3.15%		04/25/2037	14,040,854
14,470,336	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A2B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	3.30%		04/25/2037	9,938,431
2,602,971	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor)	3.36%		04/25/2037	1,787,740
20,352,073	Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	3.40%		12/25/2036	5,504,529
25,278,136	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	3.30%	(b)(c)	02/25/2045	21,676,441
3,663,906	Sequoia Mortgage Trust, Series 2007-3-2AA1	3.20%	(c)	07/20/2037	3,026,129
6,868,118	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	4.08%		09/25/2037	5,186,368
5,910,000	Starwood Mortgage Residential Trust, Series 2020-1-B1	3.73%	(b)(c)	02/25/2050	5,233,947
11,362,737	Structured Asset Investment Loan Trust, Series 2006-BNC3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	3.26%		09/25/2036	7,243,822
807,353	Structured Asset Securities Corporation, Series 2005-RF1-A (1 Month LIBOR USD + 0.35%, 0.35% Floor)	3.43%	(b)	03/25/2035	767,838
807,353	Structured Asset Securities Corporation, Series 2005-RF1-AIO	1.95%	(b)(c)(i)	03/25/2035	12,677
7,059,004	VCAT LLC, Series 2021-NPL4-A1	1.87%	(b)(f)	08/25/2051	6,519,046
8,276,515	VCAT LLC, Series 2021-NPL6-A1	1.92%	(b)(f)	09/25/2051	7,732,762
8,916,839	Velocity Commercial Capital Loan Trust, Series 2018-1-A	3.59%	(b)	04/25/2048	8,615,139
1,350,575	Velocity Commercial Capital Loan Trust, Series 2018-1-M1	3.91%	(b)	04/25/2048	1,257,671
699,161	Velocity Commercial Capital Loan Trust, Series 2018-1-M2	4.26%	(b)	04/25/2048	647,141
429,517	Velocity Commercial Capital Loan Trust, Series 2018-1-M3	4.41%	(b)	04/25/2048	382,641
5,700,192	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	(b)(c)	10/25/2048	5,525,509
2,222,561	Velocity Commercial Capital Loan Trust, Series 2019-1-M1	3.94%	(b)(c)	03/25/2049	2,064,727
906,403	Velocity Commercial Capital Loan Trust, Series 2019-1-M2	4.01%	(b)(c)	03/25/2049	846,749
836,387	Velocity Commercial Capital Loan Trust, Series 2019-1-M3	4.12%	(b)(c)	03/25/2049	754,916
64,581	Verus Securitization Trust, Series 2020-NPL1-A1	3.60%	(b)(f)	08/25/2050	64,421
6,431,348	Verus Securitization Trust, Series 2021-5-A1	1.01%	(b)(c)	09/25/2066	5,392,135
17,293,780	Verus Securitization Trust, Series 2022-4-A1	4.47%	(b)(f)	04/25/2067	16,556,124
3,573,371	VOLT LLC, Series 2021-CF1-A1	1.99%	(b)(f)	08/25/2051	3,339,316
1,926,632	VOLT LLC, Series 2021-CF2-A1	2.49%	(b)(f)	11/27/2051	1,772,116
8,023,623	VOLT LLC, Series 2021-NP12-A1	2.73%	(b)(f)	12/26/2051	7,431,659
1,459,550	VOLT LLC, Series 2021-NPL1-A1	1.89%	(b)(f)	02/27/2051	1,332,203
4,825,134	VOLT LLC, Series 2021-NPL5-A1	2.12%	(b)(f)	03/27/2051	4,448,170
4,607,014	VOLT LLC, Series 2021-NPL6-A1	2.24%	(b)(f)	04/25/2051	4,220,858
78,309	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-1-2A	6.00%		03/25/2035	64,369
456,821	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A1	5.75%		02/25/2036	397,424
1,262,810	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-2-4CB	6.00%		02/25/2036	1,165,111
7,416,743	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-8-A5	4.19%		10/25/2036	2,829,706
3,296,067	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-8-A6	4.19%		10/25/2036	1,258,500
4,722,231	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR13-1A (12 Month US Treasury Average + 0.88%, 0.88% Floor)	1.98%		10/25/2046	4,058,946
1,477,220	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19-2A (12 Month US Treasury Average + 1.25%, 1.25% Floor)	2.35%		01/25/2047	1,318,202
7,476,560	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-2-1A2	6.00%		02/25/2037	6,078,526
5,243,604	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-2-1A3	6.00%		02/25/2037	4,263,108
748,783	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-3-A6	6.00%		04/25/2037	637,958
56,153	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	20.98%	(j)	06/25/2037	67,239
6,675,773	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A3	7.00%		06/25/2037	4,132,361
4,929,624	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY7-2A1	3.39%	(c)	07/25/2037	4,612,613
388,908	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	337,974
9,674	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	4.08%	(c)	08/25/2035	9,301
421,990	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	352,150
22,351	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	19,032

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,119,717,495)					973,043,491

US Corporate Bonds - 15.7%
14,386,000	AbbVie, Inc.	4.70%		05/14/2045	12,211,326
1,865,000	Academy Ltd.	6.00%	(b)	11/15/2027	1,695,192
1,145,000	Acrisure LLC	6.00%	(b)	08/01/2029	884,198
2,050,000	Acuris Finance, Inc.	5.00%	(b)	05/01/2028	1,720,268
2,910,000	AdaptHealth LLC	5.13%	(b)	03/01/2030	2,403,951
1,235,000	Advanced Drainage Systems, Inc.	5.00%	(b)	09/30/2027	1,137,682
610,000	Advanced Drainage Systems, Inc.	6.38%	(b)	06/15/2030	592,450
930,000	Aethon United Finance Corporation	8.25%	(b)	02/15/2026	899,868
3,245,000	Agree LP	2.60%		06/15/2033	2,371,271
4,635,000	Air Lease Corporation	1.88%		08/15/2026	3,933,621
286,000	Air Methods Corporation	8.00%	(b)	05/15/2025	144,076
8,195,000	Aircastle Ltd.	2.85%	(b)	01/26/2028	6,373,568
5,870,000	Alexandria Real Estate Equities, Inc.	3.00%		05/18/2051	3,577,740
1,125,000	Alliant Holdings Intermediate LLC	6.75%	(b)	10/15/2027	971,943
1,120,000	Allied Universal Holdco LLC	6.63%	(b)	07/15/2026	1,000,238
700,000	Allied Universal Holdco LLC	4.63%	(b)	06/01/2028	540,445
465,000	Allied Universal Holdco LLC	4.63%	(b)	06/01/2028	351,752
1,675,000	Allied Universal Holdco LLC	6.00%	(b)	06/01/2029	1,084,527
385,000	AMC Entertainment Holdings, Inc.	7.50%	(b)	02/15/2029	298,073
1,990,000	American Airlines, Inc.	5.75%	(b)	04/20/2029	1,739,807
2,290,000	American Airlines, Inc.	3.95%		01/11/2032	1,852,553
1,030,000	American Axle & Manufacturing, Inc.	5.00%		10/01/2029	781,492
12,770,000	American Express Company	3.95%		08/01/2025	12,376,003
4,433,000	American Tower Corporation	3.38%		10/15/2026	4,056,404
5,475,000	Amgen, Inc.	4.05%		08/18/2029	5,043,725
1,040,000	AmWINS Group, Inc.	4.88%	(b)	06/30/2029	865,595
989,000	Antero Midstream Partners LP	5.75%	(b)	03/01/2027	916,726
995,000	Antero Resources Corporation	5.38%	(b)	03/01/2030	896,789
5,750,000	Anthem, Inc.	2.38%		01/15/2025	5,432,272
2,385,000	Arconic Corporation	6.13%	(b)	02/15/2028	2,112,073
300,000	Ardagh Packaging Finance, Inc.	5.25%	(b)	04/30/2025	281,046
1,475,000	Ardagh Packaging Finance, Inc.	5.25%	(b)	08/15/2027	926,101
7,105,000	Ares Capital Corporation	2.15%		07/15/2026	5,962,683
5,320,000	Arrow Electronics, Inc.	3.88%		01/12/2028	4,815,651
1,315,000	Ashton Woods Finance Company	4.63%	(b)	04/01/2030	944,361
1,840,000	ASP Unifrax Holdings, Inc.	5.25%	(b)	09/30/2028	1,417,251
160,000	ASP Unifrax Holdings, Inc.	7.50%	(b)	09/30/2029	105,914
1,755,000	AssuredPartners, Inc.	7.00%	(b)	08/15/2025	1,623,970
190,000	AssuredPartners, Inc.	5.63%	(b)	01/15/2029	147,913
3,990,000	AT&T, Inc.	2.75%		06/01/2031	3,200,363
18,045,000	AT&T, Inc.	3.50%		09/15/2053	12,053,498
7,805,000	AT&T, Inc.	3.55%		09/15/2055	5,143,100
13,705,000	Athene Global Funding	3.28%	(b)(e)	08/19/2024	13,338,743
7,430,000	AutoNation, Inc.	3.85%		03/01/2032	5,881,471
600,000	Avaya, Inc.	6.13%	(b)	09/15/2028	299,754
11,105,000	Aviation Capital Group LLC	1.95%	(b)	09/20/2026	9,006,781
4,650,000	Bank Leumi (Secured Overnight Financing Rate + 1.75%)	4.83%		07/22/2026	4,549,285
15,470,000	Bank of America Corporation (5 Year CMT Rate + 1.20%)	2.48%		09/21/2036	11,197,106
3,995,000	Bank of America Corporation (Secured Overnight Financing Rate + 1.11%)	3.84%		04/25/2025	3,889,215
5,985,000	Bank of America Corporation (Secured Overnight Financing Rate + 1.21%)	2.57%		10/20/2032	4,584,030
585,000	Bausch Health Companies, Inc.	6.13%	(b)	02/01/2027	406,458
1,290,000	Bausch Health Companies, Inc.	4.88%	(b)	06/01/2028	833,830
467,726	Bausch Health Companies, Inc.	11.00%		09/30/2028	378,858
93,131	Bausch Health Companies, Inc.	14.00%		10/15/2030	51,222
1,490,000	BCPE Empire Holdings, Inc.	7.63%	(b)	05/01/2027	1,293,845
7,380,000	Berkshire Hathaway Energy Company	4.60%	(b)	05/01/2053	6,239,699
5,540,000	Berkshire Hathaway Finance Corporation	2.85%		10/15/2050	3,570,251
3,190,000	Berkshire Hathaway Finance Corporation	3.85%		03/15/2052	2,448,938
4,600,000	Berry Global, Inc.	1.65%		01/15/2027	3,820,324
695,000	Blue Racer Midstream LLC	7.63%	(b)	12/15/2025	668,256
7,784,000	Boeing Company	2.95%		02/01/2030	6,267,435
5,155,000	Boeing Company	3.75%		02/01/2050	3,370,102
125,000	Boxer Parent Company, Inc.	7.13%	(b)	10/02/2025	122,649
2,100,000	Boyne USA, Inc.	4.75%	(b)	05/15/2029	1,762,235
5,665,000	BP Capital Markets America, Inc.	2.94%		06/04/2051	3,609,510
7,570,000	BP Capital Markets America, Inc.	3.00%		03/17/2052	4,867,933
3,065,000	Brighthouse Financial Global Funding	1.00%	(b)	04/12/2024	2,863,037
3,885,000	Brighthouse Financial Global Funding	2.00%	(b)	06/28/2028	3,168,486
12,620,000	Broadcom, Inc.	3.42%	(b)	04/15/2033	9,655,483
15,845,000	Brooklyn Union Gas Company	4.49%	(b)	03/04/2049	11,957,694
1,270,000	Builders FirstSource, Inc.	4.25%	(b)	02/01/2032	977,011
1,495,000	Caesars Entertainment, Inc.	4.63%	(b)	10/15/2029	1,145,974
1,495,000	Callon Petroleum Company	7.50%	(b)	06/15/2030	1,311,788
890,000	Calpine Corporation	4.50%	(b)	02/15/2028	786,030
555,000	Calpine Corporation	5.13%	(b)	03/15/2028	477,823
600,000	Calpine Corporation	4.63%	(b)	02/01/2029	490,083
3,335,000	Capital One Financial Corporation (Secured Overnight Financing Rate + 2.16%)	4.99%		07/24/2026	3,262,255
1,915,000	Carnival Corporation	5.75%	(b)	03/01/2027	1,345,814
13,465,000	Carrier Global Corporation	3.38%		04/05/2040	9,757,362
525,000	Carvana Corporation	5.63%	(b)	10/01/2025	370,125
1,754,000	Castle US Holding Corporation	9.50%	(b)	02/15/2028	1,301,871
650,000	Catalent Pharma Solutions, Inc.	3.50%	(b)	04/01/2030	512,063
2,520,000	CCO Holdings LLC	4.75%	(b)	03/01/2030	2,050,549
1,275,000	CCO Holdings LLC	4.50%	(b)	08/15/2030	1,011,464
1,200,000	CCO Holdings LLC	4.75%	(b)	02/01/2032	936,510
1,190,000	CCO Holdings LLC	4.25%	(b)	01/15/2034	854,569
1,830,000	Cedar Fair LP	5.25%		07/15/2029	1,573,763
1,520,000	Cengage Learning, Inc.	9.50%	(b)	06/15/2024	1,426,725
11,445,000	Centene Corporation	2.50%		03/01/2031	8,651,409
7,180,000	CF Industries, Inc.	5.38%		03/15/2044	6,119,073
6,691,000	Charter Communications Operating LLC	4.91%		07/23/2025	6,530,668
7,690,000	Charter Communications Operating LLC	3.50%		03/01/2042	4,896,875
1,219,000	Chesapeake Energy Corporation	5.88%	(b)	02/01/2029	1,132,138
13,650,000	Citigroup, Inc. (3 Month LIBOR USD + 1.10%)	4.04%		05/17/2024	13,654,412
2,815,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.69%)	2.01%		01/25/2026	2,589,048
3,180,000	Citigroup, Inc. (Secured Overnight Financing Rate + 1.28%)	3.07%		02/24/2028	2,837,861
1,301,000	Clarios Global LP	6.25%	(b)	05/15/2026	1,244,198
1,175,000	Clarivate Science Holdings Corporation	4.88%	(b)	07/01/2029	921,917
460,000	Clean Harbors, Inc.	5.13%	(b)	07/15/2029	424,460
240,000	Clear Channel Outdoor Holdings, Inc.	7.75%	(b)	04/15/2028	181,609
1,185,000	Clear Channel Outdoor Holdings, Inc.	7.50%	(b)	06/01/2029	861,003
1,265,000	Clearway Energy Operating LLC	4.75%	(b)	03/15/2028	1,128,273
2,450,000	CNX Midstream Partners LP	4.75%	(b)	04/15/2030	1,927,023
1,210,000	CNX Resources Corporation	6.00%	(b)	01/15/2029	1,106,878
425,000	CNX Resources Corporation	7.38%	(b)	01/15/2031	416,610
4,005,000	Comcast Corporation	3.95%		10/15/2025	3,894,232
6,965,000	Comcast Corporation	3.40%		04/01/2030	6,133,868
725,000	CommScope Technologies LLC	5.00%	(b)	03/15/2027	548,343
1,500,000	CommScope, Inc.	4.75%	(b)	09/01/2029	1,226,325
1,375,000	Community Health Systems, Inc.	6.00%	(b)	01/15/2029	1,013,714
785,000	Community Health Systems, Inc.	6.88%	(b)	04/15/2029	380,915
1,110,000	Community Health Systems, Inc.	4.75%	(b)	02/15/2031	747,968
1,215,000	Consolidated Communications, Inc.	5.00%	(b)	10/01/2028	847,296
4,495,000	Constellation Brands, Inc.	3.15%		08/01/2029	3,867,688
2,995,000	Constellation Brands, Inc.	2.88%		05/01/2030	2,488,167
4,950,000	Continental Resources, Inc.	2.27%	(b)	11/15/2026	4,230,094
1,233,000	Cornerstone Building Brands, Inc.	6.13%	(b)	01/15/2029	690,411
5,495,000	Corporate Office Properties LP	2.90%		12/01/2033	3,815,270
1,240,000	Coty, Inc.	5.00%	(b)	04/15/2026	1,130,460
740,000	Coty, Inc.	6.50%	(b)	04/15/2026	682,772
3,085,000	CQP Holdco LP	5.50%	(b)	06/15/2031	2,615,617
14,600,000	Crown Castle International Corporation	3.65%		09/01/2027	13,234,451
14,000	Crown Castle International Corporation	3.30%		07/01/2030	11,742
2,940,000	CSC Holdings LLC	5.75%	(b)	01/15/2030	2,095,044
1,250,000	CSI Compressco LP	7.50%	(b)	04/01/2025	1,091,944
16,690,000	CSX Corporation	3.80%		11/01/2046	12,781,955
1,225,000	CVR Nitrogen Finance Corporation	6.13%	(b)	06/15/2028	1,068,385
7,045,000	CVS Health Corporation	5.05%		03/25/2048	6,220,761
522,827	CWT Travel Group, Inc.	8.50%	(b)	11/19/2026	452,245
410,000	Dana, Inc.	5.38%		11/15/2027	348,344
965,000	Dana, Inc.	5.63%		06/15/2028	798,244
285,000	Dana, Inc.	4.25%		09/01/2030	209,190
1,427,000	Dealer Tire LLC	8.00%	(b)	02/01/2028	1,260,014
1,215,000	Diamond Sports Group LLC	5.38%	(b)	08/15/2026	243,364
13,376,000	Dick’s Sporting Goods, Inc.	3.15%		01/15/2032	10,207,039
4,280,000	Dick’s Sporting Goods, Inc.	4.10%		01/15/2052	2,653,381
3,500,000	Digital Realty Trust LP	3.70%		08/15/2027	3,248,037
3,000,000	Digital Realty Trust LP	3.60%		07/01/2029	2,634,289
1,515,000	DirectTV Financing LLC	5.88%	(b)	08/15/2027	1,309,528
16,035,000	Discover Financial Services	4.10%		02/09/2027	14,765,049
1,330,000	DISH DBS Corporation	5.88%		11/15/2024	1,188,907
1,275,000	DISH DBS Corporation	5.75%	(b)	12/01/2028	965,959
620,000	DISH DBS Corporation	5.13%		06/01/2029	365,242
3,180,000	Dollar General Corporation	4.25%		09/20/2024	3,144,027
12,133,000	Dollar Tree, Inc.	4.00%		05/15/2025	11,769,155
1,570,000	Dollar Tree, Inc.	3.38%		12/01/2051	1,020,262
6,630,000	DTE Energy Company	4.22%		11/01/2025	6,508,538
4,400,000	DTE Energy Company	2.95%		03/01/2030	3,691,059
1,265,000	Duke Energy Carolinas LLC	2.85%		03/15/2032	1,049,506
3,840,000	Duke Energy Corporation	4.30%		03/15/2028	3,619,678
10,910,000	Duke Energy Corporation	3.95%		08/15/2047	7,973,866
2,075,000	Dun & Bradstreet Corporation	5.00%	(b)	12/15/2029	1,716,170
1,588,000	East Ohio Gas Company	3.00%	(b)	06/15/2050	1,004,762
1,180,000	EES Finance Corporation	8.13%		05/01/2025	1,196,013
2,435,000	Elevance Health, Inc.	4.55%		05/15/2052	2,061,692
926,000	Embarq Corporation	8.00%		06/01/2036	465,074
795,000	Emergent BioSolutions, Inc.	3.88%	(b)	08/15/2028	530,142
620,000	Encompass Health Corporation	4.50%		02/01/2028	532,318
215,000	Encompass Health Corporation	4.75%		02/01/2030	177,216
1,430,000	Encompass Health Corporation	4.63%		04/01/2031	1,132,921
500,000	Endo Luxembourg Finance Company SARL	6.00%	(b)(g)	07/15/2023	30,000
630,000	Endo Luxembourg Finance Company SARL	6.13%	(b)	04/01/2029	498,296
865,000	Energizer Holdings, Inc.	6.50%	(b)	12/31/2027	769,573
6,730,000	Energy Transfer LP	4.75%		01/15/2026	6,491,828
4,090,000	Energy Transfer LP	4.40%		03/15/2027	3,817,771
8,225,000	Energy Transfer LP	5.00%		05/15/2044	6,369,073
3,785,000	Entergy Corporation	2.80%		06/15/2030	3,070,906
1,235,000	EQM Midstream Partners LP	4.75%	(b)	01/15/2031	983,183
7,965,000	Equinix, Inc.	1.80%		07/15/2027	6,668,376
2,355,000	EverArc Escrow SARL	5.00%	(b)(k)	10/30/2029	1,905,901
3,954,000	Exelon Corporation	3.40%		04/15/2026	3,725,213
2,330,000	Exelon Corporation	4.10%	(b)	03/15/2052	1,804,254
3,335,000	Expedia Group, Inc.	5.00%		02/15/2026	3,283,178
6,561,000	Expedia Group, Inc.	3.80%		02/15/2028	5,836,082
2,229,000	Expedia Group, Inc.	3.25%		02/15/2030	1,810,675
968,000	Expedia Group, Inc.	2.95%		03/15/2031	752,295
6,580,000	Exxon Mobil Corporation	4.23%		03/19/2040	5,731,793
990,000	Ferrellgas LP	5.38%	(b)	04/01/2026	872,343
1,580,000	Fertitta Entertainment LLC	6.75%	(b)	01/15/2030	1,203,770
8,545,000	Flowserve Corporation	2.80%		01/15/2032	6,128,270
4,065,000	Ford Motor Company	3.25%		02/12/2032	2,935,154
1,600,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	1,450,732
1,200,000	Ford Motor Credit Company LLC	4.95%		05/28/2027	1,073,916
1,670,000	Ford Motor Credit Company LLC	3.63%		06/17/2031	1,243,115
7,475,000	Fortinet, Inc.	1.00%		03/15/2026	6,440,382
1,610,000	Fortress Transportation and Infrastructure Investors LLC	5.50%	(b)	05/01/2028	1,290,278
390,000	Frontier Communications Holdings LLC	5.88%	(b)	10/15/2027	350,419
800,000	Frontier Communications Holdings LLC	5.00%	(b)	05/01/2028	687,896
100,392	Frontier Communications Holdings LLC	5.88%		11/01/2029	79,914
1,395,000	Frontier Communications Holdings LLC	6.00%	(b)	01/15/2030	1,098,841
2,340,000	Full House Resorts, Inc.	8.25%	(b)	02/15/2028	2,109,370
1,295,000	Gap, Inc.	3.88%	(b)	10/01/2031	826,160
1,140,000	GCI LLC	4.75%	(b)	10/15/2028	948,788
8,115,000	General Motors Financial Company, Inc.	2.40%		10/15/2028	6,420,897
8,165,000	General Motors Financial Company, Inc.	3.10%		01/12/2032	6,169,180
7,535,000	Georgia Power Company	2.20%		09/15/2024	7,138,720
16,594,000	Georgia Power Company	3.25%		03/15/2051	10,985,626
1,059,000	Glatfelter Corporation	4.75%	(b)	11/15/2029	611,022
1,955,000	Global Access, Inc.	5.00%	(b)	07/15/2029	1,606,646
1,913,912	Global Aircraft Leasing Company (7.25% PIK)	6.50%	(b)	09/15/2024	1,443,435
6,620,000	Global Payments, Inc.	4.95%		08/15/2027	6,317,353
14,448,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.17%)	4.08%		05/15/2026	14,346,416
4,340,000	Goldman Sachs Group, Inc. (Secured Overnight Financing Rate + 0.82%)	3.70%		09/10/2027	4,141,081
1,760,000	Goodyear Tire & Rubber Company	5.25%		07/15/2031	1,410,156
615,000	GrafTech Finance, Inc.	4.63%	(b)	12/15/2028	461,139
1,295,000	Griffon Corporation	5.75%		03/01/2028	1,115,416
665,000	Group 1 Automotive, Inc.	4.00%	(b)	08/15/2028	536,948
22,059	Gulfport Energy Corporation	8.00%		05/17/2026	21,981
1,175,971	Gulfport Energy Corporation	8.00%	(b)	05/17/2026	1,171,814
3,622,000	Halliburton Company	2.92%		03/01/2030	3,019,925
6,960,000	HCA, Inc.	4.13%		06/15/2029	6,113,123
5,405,000	Health Care Service Corporation and Mutual Legal Reserve Company	3.20%	(b)	06/01/2050	3,623,813
2,030,000	Helios Software Holdings, Inc.	4.63%	(b)	05/01/2028	1,524,530
1,095,000	Hertz Corporation	5.00%	(b)	12/01/2029	816,027
1,075,000	Hess Midstream Operations LP	5.13%	(b)	06/15/2028	942,721
2,370,000	Hess Midstream Operations LP	4.25%	(b)	02/15/2030	1,918,835
1,355,000	Hess Midstream Operations LP	5.50%	(b)	10/15/2030	1,164,968
1,520,000	H-Food Holdings LLC	8.50%	(b)	06/01/2026	967,848
975,000	Hightower Holding LLC	6.75%	(b)	04/15/2029	797,292
1,797,000	Hilcorp Energy LP	6.25%	(b)	11/01/2028	1,661,902
315,000	Hilcorp Energy LP	5.75%	(b)	02/01/2029	276,036
8,239,000	Host Hotels & Resorts LP	2.90%		12/15/2031	6,057,943
14,060,000	Hyundai Capital America	2.65%	(b)	02/10/2025	13,116,119
1,300,000	Icahn Enterprises LP	5.25%		05/15/2027	1,141,081
230,000	iHeartCommunications, Inc.	8.38%		05/01/2027	193,919
960,000	iHeartCommunications, Inc.	5.25%	(b)	08/15/2027	822,023
1,875,000	II-VI, Inc.	5.00%	(b)	12/15/2029	1,555,538
5,080,000	Illumina, Inc.	0.55%		03/23/2023	4,975,917
1,600,000	Illuminate Buyer LLC	9.00%	(b)	07/01/2028	1,331,096
1,435,000	Installed Building Products, Inc.	5.75%	(b)	02/01/2028	1,293,071
6,111,000	Invitation Homes Operating Partnership LP	2.70%		01/15/2034	4,320,553
1,380,000	Iron Mountain, Inc.	4.88%	(b)	09/15/2029	1,135,685
850,000	Iron Mountain, Inc.	4.50%	(b)	02/15/2031	658,673
2,160,000	JELD-WEN, Inc.	4.63%	(b)	12/15/2025	1,753,650
4,920,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 0.92%)	2.60%		02/24/2026	4,579,521
6,210,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.02%)	2.07%		06/01/2029	5,041,602
8,115,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.25%)	2.58%		04/22/2032	6,298,877
7,850,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.26%)	2.96%		01/25/2033	6,180,126
2,295,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.99%)	4.85%		07/25/2028	2,205,983
9,800,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 2.04%)	2.52%		04/22/2031	7,759,615
11,144,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	11,108,769
380,000	LD Holdings Group LLC	6.50%	(b)	11/01/2025	228,519
185,000	LD Holdings Group LLC	6.13%	(b)	04/01/2028	96,482
1,300,000	Leeward Renewable Energy Operations LLC	4.25%	(b)	07/01/2029	1,049,360
1,320,000	Legacy LifePoint Health LLC	4.38%	(b)	02/15/2027	1,092,474
1,015,000	Legends Hospitality Holding Company LLC	5.00%	(b)	02/01/2026	874,422
530,000	Level 3 Financing, Inc.	3.75%	(b)	07/15/2029	389,447
1,260,000	LFS Topco LLC	5.88%	(b)	10/15/2026	1,004,109
895,000	LifePoint Health, Inc.	5.38%	(b)	01/15/2029	625,732
1,143,591	Ligado Networks LLC (15.50% PIK)	15.50%	(b)	11/01/2023	531,770
1,360,000	Lions Gate Capital Holdings LLC	5.50%	(b)	04/15/2029	1,015,866
3,760,000	Lowe’s Companies, Inc.	4.40%		09/08/2025	3,705,373
3,775,000	Lowe’s Companies, Inc.	5.63%		04/15/2053	3,500,063
1,745,000	LSF9 Atlantis Holdings LLC	7.75%	(b)	02/15/2026	1,559,620
1,305,000	Lumen Technologies, Inc.	5.13%	(b)	12/15/2026	1,124,799
1,170,000	Lumen Technologies, Inc.	4.00%	(b)	02/15/2027	985,110
1,235,000	M/I Homes, Inc.	4.95%		02/01/2028	1,031,225
1,030,000	Madison IAQ LLC	4.13%	(b)	06/30/2028	828,819
1,010,000	Madison IAQ LLC	5.88%	(b)	06/30/2029	705,263
7,065,000	Magallanes, Inc.	3.76%	(b)	03/15/2027	6,329,875
4,829,000	Marathon Petroleum Corporation	5.13%		12/15/2026	4,754,360
7,170,000	Marriott International, Inc.	3.13%		06/15/2026	6,622,509
9,075,000	Marriott International, Inc.	2.75%		10/15/2033	6,601,855
13,605,000	Marvell Technology, Inc.	4.20%		06/22/2023	13,569,001
6,750,000	Massachusetts Mutual Life Insurance Company	3.20%	(b)	12/01/2061	4,104,389
1,085,000	Match Group Holdings LLC	5.00%	(b)	12/15/2027	970,071
7,465,000	McDonald’s Corporation	4.45%		03/01/2047	6,277,081
1,085,000	McGraw-Hill Education, Inc.	5.75%	(b)	08/01/2028	908,293
1,700,000	Medline Borrower LP	5.25%	(b)	10/01/2029	1,286,781
1,130,000	Metis Merger Sub LLC	6.50%	(b)	05/15/2029	882,999
50,000	Metropolitan Edison Company	4.00%	(b)	04/15/2025	47,500
1,550,000	Michaels Companies, Inc.	5.25%	(b)	05/01/2028	1,091,378
1,160,000	Michaels Companies, Inc.	7.88%	(b)	05/01/2029	671,472
1,238,000	Midwest Gaming Borrower LLC	4.88%	(b)	05/01/2029	1,021,721
1,780,000	Minerva Merger Sub, Inc.	6.50%	(b)	02/15/2030	1,410,561
600,000	ModivCare Escrow Issuer, Inc.	5.00%	(b)(k)	10/01/2029	488,685
810,000	ModivCare, Inc.	5.88%	(b)	11/15/2025	748,553
4,660,000	Monongahela Power Company	5.40%	(b)	12/15/2043	4,262,949
2,430,000	Morgan Stanley (Secured Overnight Financing Rate + 1.29%)	2.94%		01/21/2033	1,924,031
15,579,000	Morgan Stanley (Secured Overnight Financing Rate + 1.36%)	2.48%		09/16/2036	11,186,332
5,590,000	Morgan Stanley (Secured Overnight Financing Rate + 1.61%)	4.21%		04/20/2028	5,235,395
5,330,000	Morgan Stanley (Secured Overnight Financing Rate + 1.67%)	4.68%		07/17/2026	5,192,777
1,272,000	Moss Creek Resources Holdings, Inc.	7.50%	(b)	01/15/2026	1,111,493
1,250,000	MPLX LP	4.00%		03/15/2028	1,140,802
940,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	833,921
1,020,000	Nabors Industries Ltd.	7.25%	(b)	01/15/2026	889,495
820,000	Nabors Industries Ltd.	7.38%	(b)	05/15/2027	758,500
1,635,000	Nasdaq, Inc.	3.95%		03/07/2052	1,219,271
1,975,000	Nationstar Mortgage Holdings, Inc.	5.75%	(b)	11/15/2031	1,452,009
955,000	Navient Corporation	5.00%		03/15/2027	782,400
1,935,000	NCL Corporation Ltd.	3.63%	(b)	12/15/2024	1,629,416
1,185,000	NCL Corporation Ltd.	5.88%	(b)	03/15/2026	903,325
1,160,000	NCL Corporation Ltd.	5.88%	(b)	02/15/2027	968,124
345,000	NESCO Holdings, Inc.	5.50%	(b)	04/15/2029	287,996
7,163,000	NetApp, Inc.	1.88%		06/22/2025	6,549,161
765,000	Netflix, Inc.	5.38%	(b)	11/15/2029	720,733
550,000	Netflix, Inc.	4.88%	(b)	06/15/2030	503,832
505,000	News Corporation	5.13%	(b)	02/15/2032	444,150
5,950,000	NextEra Energy Capital Holdings, Inc.	4.26%		09/01/2024	5,868,599
3,500,000	NextEra Energy Capital Holdings, Inc.	2.25%		06/01/2030	2,797,494
845,000	NFP Corporation	4.88%	(b)	08/15/2028	722,171
1,000,000	NFP Corporation	6.88%	(b)	08/15/2028	781,655
1,605,000	NGL Energy Operating LLC	7.50%	(b)	02/01/2026	1,430,143
625,000	NGL Energy Partners LP	7.50%		04/15/2026	477,853
3,475,000	NGPL PipeCo LLC	3.25%	(b)	07/15/2031	2,725,860
9,945,000	Northrop Grumman Corporation	5.15%		05/01/2040	9,336,277
4,395,000	NRG Energy, Inc.	2.00%	(b)	12/02/2025	3,885,481
1,715,000	NRG Energy, Inc.	3.63%	(b)	02/15/2031	1,341,387
1,650,000	NuStar Logistics LP	6.00%		06/01/2026	1,513,875
1,705,000	Oasis Petroleum, Inc.	6.38%	(b)	06/01/2026	1,628,070
1,075,000	Occidental Petroleum Corporation	6.63%		09/01/2030	1,093,700
1,570,000	Occidental Petroleum Corporation	6.13%		01/01/2031	1,550,265
650,000	Occidental Petroleum Corporation	6.45%		09/15/2036	651,599
660,000	Occidental Petroleum Corporation	6.60%		03/15/2046	681,321
1,565,000	Office Properties Income Trust	2.65%		06/15/2026	1,174,960
7,295,000	Office Properties Income Trust	2.40%		02/01/2027	5,262,598
1,885,000	Olympus Water US Holding Corporation	4.25%	(b)	10/01/2028	1,452,025
1,100,000	Olympus Water US Holding Corporation	6.25%	(b)	10/01/2029	755,667
850,000	OneMain Finance Corporation	6.88%		03/15/2025	800,279
280,000	OneMain Finance Corporation	7.13%		03/15/2026	252,828
825,000	OneMain Finance Corporation	5.38%		11/15/2029	640,716
4,255,000	ONEOK, Inc.	3.40%		09/01/2029	3,574,484
11,030,000	Oracle Corporation	3.85%		04/01/2060	6,694,493
2,470,000	Organon & Company	5.13%	(b)	04/30/2031	2,027,450
1,800,000	Owens & Minor, Inc.	6.63%	(b)	04/01/2030	1,588,500
7,272,000	Owens Corning	4.40%		01/30/2048	5,422,404
7,100,000	Owl Rock Capital Corporation	2.63%		01/15/2027	5,746,143
8,693,000	Pacific Gas and Electric Company	2.50%		02/01/2031	6,336,126
6,622,000	Packaging Corporation of America	3.40%		12/15/2027	6,020,451
1,648,000	Par Petroleum LLC	7.75%	(b)	12/15/2025	1,573,024
875,000	Park Intermediate Holdings LLC	4.88%	(b)	05/15/2029	710,115
3,325,000	Parker-Hannifin Corporation	4.25%		09/15/2027	3,172,223
565,000	PBF Holding Company LLC	6.00%		02/15/2028	490,592
905,000	PECF USS Intermediate Holding Corporation	8.00%	(b)	11/15/2029	663,608
2,085,000	Penn National Gaming, Inc.	5.63%	(b)	01/15/2027	1,847,587
940,000	Penn National Gaming, Inc.	4.13%	(b)	07/01/2029	720,755
1,575,000	PennyMac Financial Services, Inc.	4.25%	(b)	02/15/2029	1,125,322
6,000,000	Penske Truck Leasing Company LP	4.20%	(b)	04/01/2027	5,589,788
4,055,000	PepsiCo, Inc.	3.60%		02/18/2028	3,836,791
1,450,000	Performance Food Group, Inc.	5.50%	(b)	10/15/2027	1,321,240
1,175,000	Performance Food Group, Inc.	4.25%	(b)	08/01/2029	980,620
1,545,000	PetSmart, Inc.	7.75%	(b)	02/15/2029	1,383,609
613,000	PIC AU Holdings LLC	10.00%	(b)	12/31/2024	634,455
1,775,000	Pike Corporation	5.50%	(b)	09/01/2028	1,440,022
2,862,000	Pioneer Natural Resources Company	1.90%		08/15/2030	2,192,368
430,000	Post Holdings, Inc.	5.50%	(b)	12/15/2029	372,390
303,000	Post Holdings, Inc.	4.63%	(b)	04/15/2030	249,522
1,090,000	Premier Entertainment Sub LLC	5.63%	(b)	09/01/2029	756,046
1,175,000	Prime Security Services Borrower LLC	6.25%	(b)	01/15/2028	1,004,615
6,870,000	Prudential Financial, Inc.	3.91%		12/07/2047	5,241,628
950,000	Radiate Holdco LLC	4.50%	(b)	09/15/2026	780,449
1,170,000	Radiology Partners, Inc.	9.25%	(b)	02/01/2028	765,093
9,375,000	Raytheon Technologies Corporation	3.03%		03/15/2052	6,143,466
490,000	Real Hero Merger Sub 2, Inc.	6.25%	(b)	02/01/2029	354,490
1,710,000	Realogy Group LLC	5.25%	(b)	04/15/2030	1,164,159
975,000	Rent-A-Center, Inc.	6.38%	(b)	02/15/2029	762,518
650,000	Roller Bearing Company of America, Inc.	4.38%	(b)	10/15/2029	549,081
9,560,000	Royalty Pharma PLC	3.30%		09/02/2040	6,434,700
1,285,000	RP Escrow Issuer LLC	5.25%	(b)(k)	12/15/2025	1,063,646
5,293,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	5,084,738
1,595,000	Sabra Health Care LP	3.20%		12/01/2031	1,174,099
3,060,000	Santander Holdings USA, Inc. (Secured Overnight Financing Rate + 1.25%)	2.49%		01/06/2028	2,555,716
880,000	Schweitzer-Mauduit International, Inc.	6.88%	(b)	10/01/2026	777,612
1,535,000	Scientific Games Holdings LP	6.63%	(b)	03/01/2030	1,232,935
1,450,000	Scotts Miracle-Gro Company	4.50%		10/15/2029	1,054,531
1,145,000	Scripps Escrow, Inc.	5.88%	(b)(k)	07/15/2027	998,343
1,900,000	SEG Holding LLC	5.63%	(b)	10/15/2028	1,753,165
1,540,000	Select Medical Corporation	6.25%	(b)	08/15/2026	1,450,911
1,100,000	Sirius XM Radio, Inc.	5.50%	(b)	07/01/2029	991,757
690,000	Sirius XM Radio, Inc.	4.13%	(b)	07/01/2030	562,350
14,298,000	Smithfield Foods, Inc.	4.25%	(b)	02/01/2027	13,265,898
158,000	Smithfield Foods, Inc.	3.00%	(b)	10/15/2030	122,201
1,640,000	Sonic Automotive, Inc.	4.63%	(b)	11/15/2029	1,289,343
5,365,000	Southern Company (5 Year CMT Rate + 2.92%)	3.75%		09/15/2051	4,363,838
4,595,000	Southwestern Electric Power Company	3.25%		11/01/2051	2,930,842
1,215,000	Southwestern Energy Company	5.38%		02/01/2029	1,104,326
1,350,000	Southwestern Energy Company	4.75%		02/01/2032	1,134,405
1,230,000	Spectrum Brands, Inc.	5.00%	(b)	10/01/2029	981,269
975,000	SRS Distribution, Inc.	4.63%	(b)	07/01/2028	838,685
1,130,000	SRS Distribution, Inc.	6.13%	(b)	07/01/2029	909,748
1,090,000	Staples, Inc.	7.50%	(b)	04/15/2026	916,750
480,000	Staples, Inc.	10.75%	(b)	04/15/2027	356,422
950,000	Station Casinos LLC	4.63%	(b)	12/01/2031	718,922
1,880,000	Suburban Propane Partners LP	5.00%	(b)	06/01/2031	1,545,407
1,550,000	SunCoke Energy, Inc.	4.88%	(b)	06/30/2029	1,198,623
1,010,000	Sunoco LP	6.00%		04/15/2027	964,565
475,000	Sunoco LP	4.50%		05/15/2029	394,886
510,000	SWF Escrow Issuer Corporation	6.50%	(b)(k)	10/01/2029	303,177
11,715,000	Synchrony Financial	3.95%		12/01/2027	10,179,823
13,450,000	Sysco Corporation	3.30%		02/15/2050	8,860,924
10,000	Sysco Corporation	3.15%		12/14/2051	6,349
1,930,000	Tenet Healthcare Corporation	6.25%	(b)	02/01/2027	1,805,486
1,200,000	Tenet Healthcare Corporation	6.13%	(b)	10/01/2028	1,053,245
1,500,000	Tenet Healthcare Corporation	6.13%	(b)	06/15/2030	1,377,938
1,215,000	Tenneco, Inc.	5.13%	(b)	04/15/2029	1,205,324
5,310,000	The Interpublic Group of Companies, Inc.	5.40%		10/01/2048	4,652,725
7,210,000	T-Mobile USA, Inc.	2.25%		02/15/2026	6,461,458
7,410,000	T-Mobile USA, Inc.	3.40%		10/15/2052	4,904,797
645,000	TMS International Corporation	6.25%	(b)	04/15/2029	459,111
460,000	Townsquare Media, Inc.	6.88%	(b)	02/01/2026	421,013
340,000	TransDigm, Inc.	8.00%	(b)	12/15/2025	345,352
2,205,000	TransDigm, Inc.	6.25%	(b)	03/15/2026	2,142,576
2,000,000	TransDigm, Inc.	5.50%		11/15/2027	1,499,780
1,124,375	Transocean Poseidon Ltd.	6.88%	(b)	02/01/2027	1,030,979
963,000	Transocean Proteus Ltd.	6.25%	(b)	12/01/2024	907,079
1,320,000	Trident TPI Holdings, Inc.	6.63%	(b)	11/01/2025	1,142,144
5,826,000	Triton Container International Ltd	3.25%		03/15/2032	4,319,534
3,335,000	Triton Container International Ltd.	1.15%	(b)	06/07/2024	3,039,817
1,045,000	Triton Water Holdings, Inc.	6.25%	(b)	04/01/2029	800,810
447,000	Triumph Group, Inc.	7.75%		08/15/2025	342,104
1,180,000	Uber Technologies, Inc.	4.50%	(b)	08/15/2029	994,150
440,000	United Airlines, Inc.	4.38%	(b)	04/15/2026	393,466
1,255,000	United Airlines, Inc.	4.63%	(b)	04/15/2029	1,041,612
1,365,000	United Natural Foods, Inc.	6.75%	(b)	10/15/2028	1,251,261
2,645,000	UnitedHealth Group, Inc.	4.95%		05/15/2062	2,365,058
950,000	Uniti Group LP	6.50%	(b)	02/15/2029	638,717
1,000,000	Univision Communications, Inc.	4.50%	(b)	05/01/2029	817,735
1,020,000	US Foods, Inc.	4.75%	(b)	02/15/2029	875,262
1,760,000	USA Compression Partners LP	6.88%		09/01/2027	1,602,392
1,000,000	Verizon Communications, Inc.	3.15%		03/22/2030	852,075
2,420,000	Verizon Communications, Inc.	3.88%		03/01/2052	1,806,942
4,350,000	Viatris, Inc.	1.65%		06/22/2025	3,872,002
1,265,000	Victoria’s Secret Company	4.63%	(b)	07/15/2029	957,772
440,000	Viking Cruises Ltd.	13.00%	(b)	05/15/2025	456,431
3,150,000	Viking Cruises Ltd.	5.88%	(b)	09/15/2027	2,408,537
2,525,000	Virginia Electric and Power Company	3.75%		05/15/2027	2,386,741
475,000	Virtusa Corporation	7.13%	(b)	12/15/2028	354,659
7,643,000	VMware, Inc.	2.20%		08/15/2031	5,574,772
3,505,000	Vornado Realty LP	2.15%		06/01/2026	2,937,161
1,660,000	WASH Multifamily Acquisition, Inc.	5.75%	(b)	04/15/2026	1,532,371
720,000	Waste Pro, Inc.	5.50%	(b)	02/15/2026	633,352
586,000	Weatherford International Ltd.	11.00%	(b)	12/01/2024	597,116
755,000	Weatherford International Ltd.	6.50%	(b)	09/15/2028	680,557
940,000	Weatherford International Ltd.	8.63%	(b)	04/30/2030	820,760
6,375,000	Wells Fargo & Company (3 Month LIBOR USD + 1.17%)	3.20%		06/17/2027	5,811,254
6,720,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.98%)	4.81%		07/25/2028	6,415,977
6,835,000	Wells Fargo & Company (Secured Overnight Financing Rate 3 Month + 1.43%)	2.88%		10/30/2030	5,624,719
1,400,000	Western Midstream Operating LP	4.30%		02/01/2030	1,200,500
390,000	Western Union Company	1.35%		03/15/2026	336,498
15,170,000	Western Union Company	2.75%		03/15/2031	11,442,244
365,000	Wheel Pros, Inc.	6.50%	(b)	05/15/2029	167,696
12,321,000	Willis North America, Inc.	4.50%		09/15/2028	11,441,626
2,835,000	Workday, Inc.	3.70%		04/01/2029	2,546,024
1,020,000	WR Grace Holdings LLC	5.63%	(b)	08/15/2029	767,550
12,142,000	WRKCo, Inc.	3.75%		03/15/2025	11,708,526
1,215,000	Wyndham Hotels & Resorts, Inc.	4.38%	(b)	08/15/2028	1,069,795
845,000	XHR LP	6.38%	(b)	08/15/2025	812,784
1,270,000	XHR LP	4.88%	(b)	06/01/2029	1,049,680
1,245,000	Yum! Brands, Inc.	4.75%	(b)	01/15/2030	1,090,794
775,000	Zayo Group Holdings, Inc.	4.00%	(b)	03/01/2027	623,767
360,000	Zayo Group Holdings, Inc.	6.13%	(b)	03/01/2028	253,086

Total US Corporate Bonds (Cost $1,450,496,039)					1,198,644,050

US Government and Agency Mortgage Backed Obligations - 16.8%
288,744	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G01840	5.00%		07/01/2035	291,607
150,112	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G04817	5.00%		09/01/2038	151,595
5,850,489	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08537	3.00%		07/01/2043	5,245,571
3,188,498	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08622	3.00%		01/01/2045	2,848,977
3,073,778	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08686	3.00%		01/01/2046	2,743,391
11,366,923	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08701	3.00%		04/01/2046	10,115,011
739,962	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08737	3.00%		12/01/2046	658,506
6,806,836	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G61645	4.00%		10/01/2048	6,447,113
1,114,202	Federal Home Loan Mortgage Corporation Pass-Thru, Pool N70081	5.50%		07/01/2038	1,099,696
5,351,853	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q33789	3.50%		06/01/2045	4,926,042
12,557,034	Federal Home Loan Mortgage Corporation Pass-Thru, Pool QE7537	4.50%		08/01/2052	12,008,026
16,564,521	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD0035	3.00%		04/01/2047	14,824,611
8,809,907	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD0699	2.00%		11/01/2050	7,244,544
66,508,804	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD7538	2.00%		04/01/2051	54,491,018
11,632,813	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8174	3.00%		10/01/2051	10,195,840
25,881,789	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8221	3.50%		06/01/2052	23,355,312
938,852	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60854	3.50%		09/01/2042	844,030
144,348	Federal Home Loan Mortgage Corporation Pass-Thru, Pool U60299	4.00%		11/01/2040	136,791
4,332,616	Federal Home Loan Mortgage Corporation Pass-Thru, Pool V83144	4.00%		04/01/2047	4,110,761
11,986,130	Federal Home Loan Mortgage Corporation Pass-Thru, Pool ZT1827	3.00%		07/01/2047	10,659,067
33,672	Federal Home Loan Mortgage Corporation REMICS, Series 2692-SC (-2 x 1 Month LIBOR USD + 13.29%, 13.29% Cap)	7.65%	(j)	07/15/2033	32,846
914,285	Federal Home Loan Mortgage Corporation REMICS, Series 2722-PS (-1 x 1 Month LIBOR USD + 9.89%, 9.89% Cap)	6.76%	(j)	12/15/2033	912,986
40,926	Federal Home Loan Mortgage Corporation REMICS, Series 2750-ZT	5.00%		02/15/2034	41,175
92,848	Federal Home Loan Mortgage Corporation REMICS, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	3.68%	(i)(j)	07/15/2035	7,112
44,504	Federal Home Loan Mortgage Corporation REMICS, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	3.91%	(i)(j)	10/15/2035	2,521
147,712	Federal Home Loan Mortgage Corporation REMICS, Series 3116-Z	5.50%		02/15/2036	150,700
10,922	Federal Home Loan Mortgage Corporation REMICS, Series 3117-ZN	4.50%		02/15/2036	10,431
158,284	Federal Home Loan Mortgage Corporation REMICS, Series 3203-ZC	5.00%		07/15/2036	158,895
43,965	Federal Home Loan Mortgage Corporation REMICS, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	3.26%	(i)(j)	02/15/2037	3,057
96,653	Federal Home Loan Mortgage Corporation REMICS, Series 3382-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.18%	(i)(j)	11/15/2037	6,514
119,354	Federal Home Loan Mortgage Corporation REMICS, Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	3.57%	(i)(j)	11/15/2037	7,525
85,334	Federal Home Loan Mortgage Corporation REMICS, Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	3.36%	(i)(j)	02/15/2038	5,815
18,290	Federal Home Loan Mortgage Corporation REMICS, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	2.83%	(i)(j)	03/15/2038	1,020
18,290	Federal Home Loan Mortgage Corporation REMICS, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	2.83%	(i)(j)	03/15/2038	986
65,961	Federal Home Loan Mortgage Corporation REMICS, Series 3524-LB	3.20%	(c)(i)(l)	06/15/2038	62,361
39,040	Federal Home Loan Mortgage Corporation REMICS, Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.13%	(i)(j)	08/15/2039	1,634
114,228	Federal Home Loan Mortgage Corporation REMICS, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.18%	(i)(j)	10/15/2049	7,315
109,618	Federal Home Loan Mortgage Corporation REMICS, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.53%	(i)(j)	03/15/2032	6,475
480,568	Federal Home Loan Mortgage Corporation REMICS, Series 3626-AZ	5.50%		08/15/2036	491,893
176,831	Federal Home Loan Mortgage Corporation REMICS, Series 3666-SC (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	2.95%	(i)(j)	05/15/2040	13,079
124,395	Federal Home Loan Mortgage Corporation REMICS, Series 3666-VZ	5.50%		08/15/2036	127,310
1,257,734	Federal Home Loan Mortgage Corporation REMICS, Series 3779-DZ	4.50%	(h)	12/15/2040	1,222,620
640,086	Federal Home Loan Mortgage Corporation REMICS, Series 3779-YA	3.50%		12/15/2030	620,334
162,797	Federal Home Loan Mortgage Corporation REMICS, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	3.86%	(j)	01/15/2041	118,482
101,340	Federal Home Loan Mortgage Corporation REMICS, Series 3792-SE (-2 x 1 Month LIBOR USD + 9.86%, 9.86% Cap)	4.22%	(j)	01/15/2041	70,848
490,242	Federal Home Loan Mortgage Corporation REMICS, Series 3806-CZ	5.50%		07/15/2034	499,706
418,757	Federal Home Loan Mortgage Corporation REMICS, Series 3808-DB	3.50%		02/15/2031	405,651
544,952	Federal Home Loan Mortgage Corporation REMICS, Series 3818-CZ	4.50%		03/15/2041	541,071
495,670	Federal Home Loan Mortgage Corporation REMICS, Series 3819-ZU	5.50%		07/15/2034	505,335
1,379,230	Federal Home Loan Mortgage Corporation REMICS, Series 3824-EY	3.50%		03/15/2031	1,335,961
251,282	Federal Home Loan Mortgage Corporation REMICS, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	4.75%	(j)	02/15/2041	151,672
827,365	Federal Home Loan Mortgage Corporation REMICS, Series 3863-ZA	5.50%		08/15/2034	843,573
2,280,525	Federal Home Loan Mortgage Corporation REMICS, Series 3889-VZ	4.00%		07/15/2041	2,163,968
2,158,872	Federal Home Loan Mortgage Corporation REMICS, Series 3910-GZ	5.00%		08/15/2041	2,179,769
779,987	Federal Home Loan Mortgage Corporation REMICS, Series 3972-AZ	3.50%		12/15/2041	702,254
7,884,328	Federal Home Loan Mortgage Corporation REMICS, Series 4165-ZT	3.00%	(h)	02/15/2043	6,458,267
2,405,101	Federal Home Loan Mortgage Corporation REMICS, Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	3.08%	(i)(j)	01/15/2054	195,815
8,545,666	Federal Home Loan Mortgage Corporation REMICS, Series 4413-AZ	3.50%		11/15/2044	7,992,094
2,808,493	Federal Home Loan Mortgage Corporation REMICS, Series 4471-BA	3.00%		12/15/2041	2,736,559
12,508,348	Federal Home Loan Mortgage Corporation REMICS, Series 4471-GA	3.00%		02/15/2044	11,685,401
15,119,707	Federal Home Loan Mortgage Corporation REMICS, Series 4542-AC	2.70%		01/15/2045	13,997,272
34,934,000	Federal Home Loan Mortgage Corporation REMICS, Series 5138-HM	2.00%		04/25/2051	27,443,169
9,389,208	Federal Home Loan Mortgage Corporation REMICS, Series 5148-BZ	2.50%	(h)	10/25/2051	5,790,022
13,763,118	Federal Home Loan Mortgage Corporation REMICS, Series 5195-ZN	2.50%	(h)	02/25/2052	8,851,572
185,442	Federal Home Loan Mortgage Corporation REMICS, Series R003-ZA	5.50%		10/15/2035	189,838
55,850	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	56,157
45,995	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	46,398
388,056	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	391,449
191,734	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	193,410
264,508	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	266,821
59,821	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	60,237
329,163	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	325,983
286,019	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	273,153
28,243	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	26,878
6,249	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	5,976
476,335	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	455,006
4,687,448	Federal National Mortgage Association Pass-Thru, Pool AL9238	3.00%		10/01/2041	4,183,021
1,311,135	Federal National Mortgage Association Pass-Thru, Pool AL9445	3.00%		07/01/2031	1,239,555
6,668,039	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	5,952,855
8,459,831	Federal National Mortgage Association Pass-Thru, Pool AS7661	3.00%		08/01/2046	7,328,265
3,899,208	Federal National Mortgage Association Pass-Thru, Pool AS7724	2.50%		08/01/2046	3,306,590
12,390,780	Federal National Mortgage Association Pass-Thru, Pool BC9081	3.00%		12/01/2046	11,033,266
8,729,731	Federal National Mortgage Association Pass-Thru, Pool BD8013	2.50%		09/01/2046	7,406,171
2,162,029	Federal National Mortgage Association Pass-Thru, Pool BM4094	3.00%		03/01/2043	1,943,104
12,726,023	Federal National Mortgage Association Pass-Thru, Pool BM6089	3.50%		12/01/2044	11,735,959
6,944,646	Federal National Mortgage Association Pass-Thru, Pool BN7712	2.50%		08/01/2034	6,323,442
7,797,852	Federal National Mortgage Association Pass-Thru, Pool CA3903	3.00%		07/01/2034	7,269,958
11,605,862	Federal National Mortgage Association Pass-Thru, Pool FM1000	3.00%		04/01/2047	10,306,062
34,407,591	Federal National Mortgage Association Pass-Thru, Pool FM2310	3.00%		01/01/2048	30,496,169
18,719,820	Federal National Mortgage Association Pass-Thru, Pool FM4575	2.50%		10/01/2050	15,863,058
11,495,586	Federal National Mortgage Association Pass-Thru, Pool FM6061	2.00%		02/01/2051	9,396,854
32,804,994	Federal National Mortgage Association Pass-Thru, Pool FM8214	4.00%		05/01/2049	31,009,406
7,632,649	Federal National Mortgage Association Pass-Thru, Pool FM8664	3.00%		10/01/2046	6,793,554
26,347,226	Federal National Mortgage Association Pass-Thru, Pool FM8972	4.00%		06/01/2049	24,909,032
6,147,825	Federal National Mortgage Association Pass-Thru, Pool FM9846	2.50%		12/01/2051	5,183,498
60,684,014	Federal National Mortgage Association Pass-Thru, Pool FM9993	3.50%		07/01/2051	55,307,193
41,652,828	Federal National Mortgage Association Pass-Thru, Pool FS0174	2.50%		01/01/2052	35,101,860
55,296,139	Federal National Mortgage Association Pass-Thru, Pool FS1472	3.50%		11/01/2050	50,349,609
210,453	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	205,136
145,515	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	141,836
4,660	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	4,512
2,520,967	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	2,264,214
1,161,617	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	1,006,145
1,960,254	Federal National Mortgage Association Pass-Thru, Pool MA2621	3.50%		05/01/2046	1,760,746
4,129,126	Federal National Mortgage Association Pass-Thru, Pool MA2649	3.00%		06/01/2046	3,576,539
1,719,372	Federal National Mortgage Association Pass-Thru, Pool MA2711	3.00%		08/01/2046	1,489,497
11,135,020	Federal National Mortgage Association Pass-Thru, Pool MA2806	3.00%		11/01/2046	9,898,899
28,776,956	Federal National Mortgage Association Pass-Thru, Pool MA4237	2.00%		01/01/2051	23,486,734
73,420,746	Federal National Mortgage Association Pass-Thru, Pool MA4326	2.50%		05/01/2051	61,965,176
36,517,403	Federal National Mortgage Association Pass-Thru, Pool MA4655	4.00%		07/01/2052	33,958,250
32,264,384	Federal National Mortgage Association Pass-Thru, Pool MA4709	5.00%		07/01/2052	31,494,408
982,940	Federal National Mortgage Association REMICS, Series 2005-20-QH	5.00%		03/25/2035	982,762
181,795	Federal National Mortgage Association REMICS, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	3.50%	(i)(j)	10/25/2036	17,249
75,749	Federal National Mortgage Association REMICS, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	3.67%	(i)(j)	07/25/2036	4,420
56,130	Federal National Mortgage Association REMICS, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.17%	(i)(j)	05/25/2037	3,422
738,054	Federal National Mortgage Association REMICS, Series 2007-30-FS (-5 x 1 Month LIBOR USD + 29.83%, 29.83% Cap)	15.54%	(j)	04/25/2037	752,379
286,980	Federal National Mortgage Association REMICS, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	3.36%	(i)(j)	04/25/2037	25,355
43,734	Federal National Mortgage Association REMICS, Series 2008-29-ZA	4.50%		04/25/2038	43,007
15,181	Federal National Mortgage Association REMICS, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(i)(j)	07/25/2038	920
182,055	Federal National Mortgage Association REMICS, Series 2009-111-EZ	5.00%		01/25/2040	180,771
5,508	Federal National Mortgage Association REMICS, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.17%	(i)(j)	01/25/2040	525
30,027	Federal National Mortgage Association REMICS, Series 2009-16-MZ	5.00%		03/25/2029	29,951
26,140	Federal National Mortgage Association REMICS, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	2.87%	(i)(j)	07/25/2039	1,991
62,092	Federal National Mortgage Association REMICS, Series 2009-62-PS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.02%	(i)(j)	08/25/2039	2,702
481,658	Federal National Mortgage Association REMICS, Series 2009-77-ZA	4.50%		10/25/2039	473,560
125,595	Federal National Mortgage Association REMICS, Series 2009-83-Z	4.50%		10/25/2039	121,867
34,310	Federal National Mortgage Association REMICS, Series 2010-101-ZH	4.50%		07/25/2040	33,777
167,285	Federal National Mortgage Association REMICS, Series 2010-112-ZA	4.00%		10/25/2040	158,475
74,105	Federal National Mortgage Association REMICS, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	1.42%	(i)(j)	10/25/2040	2,926
29,336	Federal National Mortgage Association REMICS, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	7.31%	(j)	12/25/2040	25,701
21,626	Federal National Mortgage Association REMICS, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	1.92%	(i)(j)	04/25/2040	401
13,880	Federal National Mortgage Association REMICS, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	1.85%	(i)(j)	04/25/2040	747
85,228	Federal National Mortgage Association REMICS, Series 2010-35-SP (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.27%	(i)(j)	04/25/2050	8,775
6,237	Federal National Mortgage Association REMICS, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.37%	(i)(j)	04/25/2040	183
584,493	Federal National Mortgage Association REMICS, Series 2010-37-MY	4.50%		04/25/2040	543,419
118,817	Federal National Mortgage Association REMICS, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	1.92%	(i)(j)	01/25/2040	6,577
208,246	Federal National Mortgage Association REMICS, Series 2010-60-VZ	5.00%		10/25/2039	207,492
91,903	Federal National Mortgage Association REMICS, Series 2010-64-EZ	5.00%		06/25/2040	92,025
126,218	Federal National Mortgage Association REMICS, Series 2010-7-PE	5.00%		02/25/2040	120,298
42,211	Federal National Mortgage Association REMICS, Series 2010-90-GS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(i)(j)	08/25/2040	1,960
28,709	Federal National Mortgage Association REMICS, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	12.18%	(j)	09/25/2040	30,560
1,245,309	Federal National Mortgage Association REMICS, Series 2011-141-PZ	4.00%		01/25/2042	1,196,899
319,933	Federal National Mortgage Association REMICS, Series 2011-25-KY	3.00%		04/25/2026	313,519
390,621	Federal National Mortgage Association REMICS, Series 2011-29-AL	3.50%		04/25/2031	377,940
521,384	Federal National Mortgage Association REMICS, Series 2011-59-MA	4.50%		07/25/2041	507,911
17,735,929	Federal National Mortgage Association REMICS, Series 2013-6-ZB	3.00%	(h)	02/25/2043	15,554,544
5,653,382	Federal National Mortgage Association REMICS, Series 2017-46-ZL	3.50%	(h)	06/25/2057	4,777,183
961,534	Federal National Mortgage Association REMICS, Series 2017-86-MA	3.00%		04/25/2046	905,023
11,099,443	Federal National Mortgage Association REMICS, Series 2018-21-IO	3.00%	(i)	04/25/2048	1,717,472
17,463,115	Federal National Mortgage Association REMICS, Series 2018-21-PO	0.00%	(l)	04/25/2048	13,287,932
8,817,976	Federal National Mortgage Association REMICS, Series 2018-35-IO	3.00%	(i)	05/25/2048	1,504,228
33,828,011	Federal National Mortgage Association REMICS, Series 2018-35-PO	0.00%	(l)	05/25/2048	24,385,280
32,425,649	Federal National Mortgage Association REMICS, Series 2020-49-ZD	2.00%	(h)	07/25/2050	21,093,738
8,340,086	Federal National Mortgage Association REMICS, Series 2020-63-DZ	2.00%	(h)	09/25/2050	5,389,284
18,749,845	Federal National Mortgage Association REMICS, Series 2021-48-NS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.65%, 3.65% Cap)	1.37%	(i)(j)	08/25/2051	859,905
9,333,092	Federal National Mortgage Association REMICS, Series 2022-12-MZ	3.00%	(h)	03/25/2052	6,353,907
25,406,115	Federal National Mortgage Association REMICS, Series 2022-28-Z	2.50%	(h)	02/25/2052	18,417,434
14,975,735	Federal National Mortgage Association REMICS, Series 2022-31-GZ	2.00%	(h)	03/25/2052	10,454,903
66,236,204	Federal National Mortgage Association REMICS, Series 2022-3-ZW	2.00%	(h)	02/25/2052	38,680,870
22,822,231	Federal National Mortgage Association REMICS, Series 2022-40-AZ	2.00%	(h)	08/25/2050	15,233,433
17,450,500	Federal National Mortgage Association, Pool BL2643	3.39%		07/01/2034	15,568,016
39,950,000	Federal National Mortgage Association, Pool BL4421	2.14%		10/01/2029	34,582,718
25,972,000	Federal National Mortgage Association, Pool BL4424	2.14%		10/01/2029	22,482,662
28,707,000	Federal National Mortgage Association, Pool BL4425	2.14%		10/01/2029	24,850,215
32,930,000	Federal National Mortgage Association, Pool BL4592	2.28%		11/01/2029	28,625,981
18,090,000	Federal National Mortgage Association, Pool BL5484	2.26%		01/01/2030	15,665,369
4,900,000	Federal National Mortgage Association, Pool BL9284	2.23%		12/01/2050	3,401,933
36,599,790	Federal National Mortgage Association, Pool BS4941	2.46%		04/01/2032	30,762,338
151,557	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2043	154,226
110,641	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.37%	(i)(j)	11/25/2039	7,258
7,984,127	Federal Seasoned Credit Risk Transfer Trust, Series 2018-2-HV	3.00%	(c)	11/26/2057	7,234,184
14,935,787	Federal Seasoned Credit Risk Transfer Trust, Series 2019-4-M55D	4.00%		02/25/2059	14,288,999
100,983	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.09%	(i)(j)	08/20/2033	5,533
52,504	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.04%	(i)(j)	09/20/2038	1,735
690,897	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	679,213
740,790	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	726,675
725,360	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	712,032
933,817	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	942,926
2,401,023	Government National Mortgage Association, Series 2010-113-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.04%	(i)(j)	09/20/2040	245,289
103,327	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	101,818
1,219,912	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	1,169,697
4,131,507	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	4,053,131
2,829,683	Government National Mortgage Association, Series 2013-117-MS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.14%	(i)(j)	02/20/2043	174,700
2,169,421	Government National Mortgage Association, Series 2013-122-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.16%	(i)(j)	08/16/2043	203,655
3,222,006	Government National Mortgage Association, Series 2014-102-TS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	2.59%	(i)(j)	07/20/2044	266,953
2,726,472	Government National Mortgage Association, Series 2014-118-PS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.19%	(i)(j)	08/20/2044	300,898
2,385,663	Government National Mortgage Association, Series 2014-118-SA (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.19%	(i)(j)	08/20/2044	263,286
18,148,319	Government National Mortgage Association, Series 2020-61-IA	3.00%	(i)	05/20/2050	2,664,921
12,891,941	Government National Mortgage Association, Series 2021-117-ID	3.50%	(i)	06/20/2051	1,464,813
27,927,231	Government National Mortgage Association, Series 2021-155-UI	4.50%	(i)	09/20/2051	5,208,920
20,440,037	Government National Mortgage Association, Series 2021-214-IG	2.50%	(i)	12/20/2051	3,006,795
46,463,020	Government National Mortgage Association Pass-Thru, Pool 785662	2.50%		10/20/2051	39,448,160
30,207,456	Government National Mortgage Association Pass-Thru, Pool 785713	2.50%		10/20/2051	25,933,851
14,065,544	Government National Mortgage Association Pass-Thru, Pool 785764	2.50%		11/20/2051	12,076,331
17,042,609	Government National Mortgage Association, Series 2022-83-GZ	3.00%	(h)	05/20/2052	13,509,872

Total US Government and Agency Mortgage Backed Obligations (Cost $1,491,247,455)					1,282,613,158

US Government and Agency Obligations - 18.8%
10,400,000	United States Treasury Notes	3.00%		06/30/2024	10,174,734
8,600,000	United States Treasury Notes	3.00%		07/15/2025	8,313,445
6,450,000	United States Treasury Notes	3.13%		08/15/2025	6,252,721
213,000,000	United States Treasury Notes	3.50%		09/15/2025	208,673,438
98,100,000	United States Treasury Notes	0.38%		11/30/2025	86,992,857
4,400,000	United States Treasury Notes	2.63%		05/31/2027	4,131,359
7,750,000	United States Treasury Notes	3.25%		06/30/2027	7,470,576
199,950,000	United States Treasury Notes	2.75%		07/31/2027	188,312,286
76,100,000	United States Treasury Notes	1.25%		03/31/2028	65,633,278
6,050,000	United States Treasury Notes	3.25%		06/30/2029	5,783,776
174,650,000	United States Treasury Notes	2.63%		07/31/2029	160,527,909
92,000,000	United States Treasury Notes	2.88%		05/15/2032	85,078,437
74,650,000	United States Treasury Notes	2.75%		08/15/2032	68,269,758
74,000,000	United States Treasury Notes	2.25%		05/15/2041	55,984,180
113,800,000	United States Treasury Notes	3.25%		05/15/2042	101,033,063
468,000,000	United States Treasury Notes	1.25%		05/15/2050	262,162,265
63,400,000	United States Treasury Notes	2.88%		05/15/2052	53,186,656
68,000,000	United States Treasury Notes	3.00%		08/15/2052	58,703,125

Total US Government and Agency Obligations (Cost $1,561,630,619)					1,436,683,863

Affiliated Mutual Funds - 5.8%
11,446,899	DoubleLine Global Bond Fund (Class I)				90,659,441
36,335,486	DoubleLine Infrastructure Income Fund (Class I)				319,025,568
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				34,800,000

Total Affiliated Mutual Funds (Cost $526,627,597)					444,485,009

Common Stocks - 0.0%(p)
15,497	CWT Travel Holdings, Inc. (d)(k)				154,970
72,582	Foresight Equity (d)(k)				1,343,486
105,327	Frontera Energy Corporation (k)				768,887
620	Frontera Holdings LLC (d)(k)				15
6,306	Gulfport Energy Corporation (k)				556,757
14,821	Intelsat Emergence S.A. (d)(k)				414,988
39,969	McDermott International Ltd. (k)				19,985

Total Common Stocks (Cost $12,135,001)					3,259,088

Escrow Notes - 0.0%(p)
1,585,000	GCB Intelsat Jackson (d)(k)				-
1,695,000	Gulfport Energy Corporation (k)				5,297

Total Escrow Notes (Cost $-)					5,297

Rights - 0.0%(p)
1,552	Intelsat Jackson Holdings Ltd. (d)(k)				9,312
1,552	Intelsat Jackson Holdings Ltd. (d)(k)				8,536

Total Rights (Cost $-)					17,848

Warrants - 0.0%(p)
31,063	Avation PLC, Expiration 10/21/2026, Strike Price GBP 0.54 (k)				7,804
995,158	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (d)(k)				-

Total Warrants (Cost $-)					7,804

Short Term Investments - 1.3%
30,029,386	First American Government Obligations Fund - Class U	2.79%	(m)		30,029,386
30,029,386	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(m)		30,029,386
30,029,386	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(m)		30,029,386
6,250,000	United States Treasury Bills	0.00%		04/20/2023	6,126,598

Total Short Term Investments (Cost $96,267,892)					96,214,756

Total Investments - 98.8% (Cost $8,791,466,189)					7,547,936,941
Other Assets in Excess of Liabilities - 1.2%					87,931,830

NET ASSETS - 100.0%					$ 7,635,868,771

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	18.8%
US Government and Agency Mortgage Backed Obligations	16.8%
US Corporate Bonds	15.7%
Non-Agency Residential Collateralized Mortgage Obligations	12.7%
Foreign Corporate Bonds	6.7%
Non-Agency Commercial Mortgage Backed Obligations	6.6%
Affiliated Mutual Funds	5.8%
Asset Backed Obligations	4.6%
Collateralized Loan Obligations	4.4%
Bank Loans	3.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.5%
Short Term Investments	1.3%
Municipal Bonds	0.1%
Common Stocks	0.0%	(p)
Escrow Notes	0.0%	(p)
Rights	0.0%	(p)
Warrants	0.0%	(p)
Other Assets and Liabilities	1.2%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	18.8%
US Government and Agency Mortgage Backed Obligations	16.8%
Non-Agency Residential Collateralized Mortgage Obligations	12.7%
Non-Agency Commercial Mortgage Backed Obligations	6.6%
Affiliated Mutual Funds	5.8%
Banking	4.9%
Asset Backed Obligations	4.6%
Collateralized Loan Obligations	4.4%
Energy	2.4%
Utilities	1.9%
Technology	1.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.5%
Short Term Investments	1.3%
Finance	1.1%
Telecommunications	1.1%
Healthcare	1.1%
Media	1.0%
Transportation	0.9%
Retailers (other than Food/Drug)	0.9%
Insurance	0.8%
Automotive	0.7%
Electronics/Electric	0.7%
Real Estate	0.7%
Food Products	0.6%
Aerospace & Defense	0.6%
Business Equipment and Services	0.6%
Pharmaceuticals	0.6%
Chemicals/Plastics	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Commercial Services	0.4%
Diversified Manufacturing	0.4%
Mining	0.4%
Pulp & Paper	0.3%
Leisure	0.3%
Industrial Equipment	0.2%
Containers and Glass Products	0.2%
Construction	0.2%
Building and Development (including Steel/Metals)	0.2%
Beverage and Tobacco	0.2%
Food Service	0.2%
Financial Intermediaries	0.1%
Municipal Bonds	0.1%
Consumer Products	0.1%
Chemical Products	0.0%	(p)
Environmental Control	0.0%	(p)
Cosmetics/Toiletries	0.0%	(p)
Food/Drug Retailers	0.0%	(p)
Trading Companies & Distributors	0.0%	(p)
Other Assets and Liabilities	1.2%

	100.0%

(a)	Perpetual maturity. The date disclosed is the next call date of the security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Value determined using significant unobservable inputs.

(e)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(f)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(g)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(h)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(i)	Interest only security

(j)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(k)	Non-income producing security

(l)	Principal only security

(m)	Seven-day yield as of period end

(n)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(o)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(p)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

GBP	British Pound

Future Contracts

Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount (1)	Unrealized Appreciation (Depreciation)/Value
10-Year US Treasury Ultra Note Future	Long	390	12/20/2022	46,208,906	$647,308
US Treasury Ultra Long Bond Future	Long	335	12/20/2022	45,895,000	457,010

					$1,104,318

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Affiliated Mutual Funds

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2022 is as follows:

Fund	Value at March 31, 2022	Gross Purchases	Gross Sales	Shares Held at September 30, 2022	Value at September 30, 2022	Change in Unrealized for the Period Ended September 30, 2022	Dividend Income Earned for the Period Ended September 30, 2022	Net Realized Gain (Loss) for the Period Ended September 30, 2022
DoubleLine Infrastructure Income Fund (Class I)	$441,672,848	$-	$(86,100,000)	36,335,486	$319,025,568	$(26,824,204)	$5,116,158	$(9,723,076)
DoubleLine Global Bond Fund (Class I)	208,481,214	-	(102,100,000)	11,446,899	90,659,441	(8,402,201)	-	(7,319,572)
DoubleLine Long Duration Total Return Bond Fund (Class I)	44,200,000	-	-	5,000,000	34,800,000	(9,400,000)	599,652	-

	$694,354,062	$-	$(188,200,000)	52,782,385	$444,485,009	$(44,626,405)	$5,715,810	$(17,042,648)

DoubleLine Shiller Enhanced CAPE®

Schedule of Investments

September 30, 2022 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $

Asset Backed Obligations - 8.7%
2,457,970	AASET Ltd., Series 2018-1A-A	3.84%	(b)	01/16/2038	1,866,290
1,000,000	Affirm Asset Securitization Trust, Series 2021-A-B	1.06%	(b)	08/15/2025	977,988
6,000,000	Affirm Asset Securitization Trust, Series 2021-B-A	1.03%	(b)	08/17/2026	5,661,996
4,200,000	Affirm Asset Securitization Trust, Series 2021-B-B	1.24%	(b)	08/17/2026	3,852,570
6,000,000	Aligned Data Centers Issuer LLC, Series 2021-1A-A2	1.94%	(b)	08/15/2046	5,125,638
4,000,000	Amur Equipment Finance Receivables LLC, Series 2021-1A-D	2.30%	(b)	11/22/2027	3,582,123
2,573,938	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A-A	1.19%	(b)	01/15/2027	2,481,682
4,250,629	Business Jet Securities LLC, Series 2021-1A-A	2.16%	(b)	04/15/2036	3,774,827
10,063,750	CAL Funding Ltd., Series 2020-1A-A	2.22%	(b)	09/25/2045	8,801,655
3,072,596	Castlelake Aircraft Structured Trust, Series 2019-1A-A	3.97%	(b)	04/15/2039	2,707,095
1,000,601	College Avenue Student Loans LLC, Series 2017-A-B	4.50%	(b)	11/26/2046	934,435
3,203,497	Credit Suisse ABS Trust, Series 2020-AT1-A	2.61%	(b)	10/15/2026	3,121,568
2,713,892	Diamond Resorts Owner Trust, Series 2021-1A-C	2.70%	(b)	11/21/2033	2,479,150
1,494,236	DRB Prime Student Loan Trust, Series 2017-A-B	3.10%	(b)(c)	05/27/2042	1,481,894
5,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-D	1.08%		11/16/2026	4,697,730
10,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-E	2.21%	(b)	02/15/2028	9,190,815
2,490,000	ExteNet LLC, Series 2019-1A-A2	3.20%	(b)	07/25/2049	2,352,767
1,946,327	Foundation Finance Trust, Series 2019-1A-A	3.86%	(b)	11/15/2034	1,908,625
6,002,351	GAIA Aviation Ltd., Series 2019-1-A	3.97%	(b)(g)	12/15/2044	4,827,613
10,000,000	Genesis Sales Finance Master Trust, Series 2021-AA-C	1.65%	(b)	12/20/2026	9,072,837
3,888,198	Global SC Finance SRL, Series 2020-1A-A	2.17%	(b)	10/17/2040	3,477,751
933,333	HERO Funding Trust, Series 2016-1A-A	4.05%	(b)	09/20/2041	903,365
3,987,782	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46%	(b)	12/15/2038	3,207,501
18,774,675	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43%	(b)	11/15/2039	15,536,250
4,925,000	Jack in the Box Funding LLC, Series 2019-1A-A2II	4.48%	(b)	08/25/2049	4,491,440
11,620,500	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	(b)	07/30/2047	10,854,173
515,396	Laurel Road Prime Student Loan Trust, Series 2017-B-CFX	3.61%	(b)	08/25/2042	487,392
8,391,590	Lendbuzz Securitization Trust, Series 2022-1A-A	4.22%	(b)	05/17/2027	8,177,422
911,756	LendingPoint Asset Securitization Trust, Series 2021-A-A	1.00%	(b)	12/15/2028	908,209
14,600,000	LendingPoint Asset Securitization Trust, Series 2021-A-B	1.46%	(b)	12/15/2028	14,205,171
7,463,351	Loanpal Solar Loan Ltd., Series 2020-3GS-A	2.47%	(b)	12/20/2047	5,955,123
4,763,040	Loanpal Solar Loan Ltd., Series 2021-1GS-A	2.29%	(b)	01/20/2048	3,917,188
4,332,954	Lunar Aircraft Ltd., Series 2020-1A-A	3.38%	(b)	02/15/2045	3,661,429
7,780,000	ME Funding LLC, Series 2019-1-A2	6.45%	(b)	07/30/2049	7,645,790
799,135	Mosaic Solar Loan Trust, Series 2017-1A-A	4.45%	(b)	06/20/2042	763,073
6,081,865	Mosaic Solar Loan Trust, Series 2020-2A-B	2.21%	(b)	08/20/2046	5,181,372
4,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68%	(b)	02/18/2042	4,486,652
9,343,635	Oxford Finance Funding LLC, Series 2020-1A-A2	3.10%	(b)	02/15/2028	9,233,049
1,972,290	Pagaya AI Debt Selection Trust, Series 2021-1-A	1.18%	(b)	11/15/2027	1,927,842
9,588,273	Pagaya AI Debt Selection Trust, Series 2021-2-NOTE	3.00%	(b)	01/25/2029	8,961,131
7,499,116	Pagaya AI Debt Selection Trust, Series 2021-5-B	2.63%	(b)	08/15/2029	6,849,973
8,498,998	Pagaya AI Debt Selection Trust, Series 2021-5-C	3.93%	(b)	08/15/2029	7,226,922
16,647,798	Pagaya AI Debt Selection Trust, Series 2022-1-B	3.34%	(b)	10/15/2029	14,813,124
1,420,185	Prosper Marketplace Issuance Trust, Series 2019-2A-C	5.05%	(b)	09/15/2025	1,419,439
10,833,660	Purewest Funding LLC, Series 2021-1-A1	4.09%	(b)	12/20/2036	10,282,655
7,000,000	Santander Drive Auto Receivables Trust, Series 2020-4-D	1.48%		01/15/2027	6,731,189
17,165,481	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23%	(b)	03/15/2040	13,603,901
2,722,964	Sierra Timeshare Receivables Funding LLC, Series 2021-2A-C	1.95%	(b)	09/20/2038	2,504,395
22,045,451	SoFi Alternative Consumer Loan Program, Series 2021-2-A	1.25%	(b)	08/15/2030	21,400,180
3,497,485	SoFi Alternative Trust, Series 2019-F-PT1	3.93%	(b)(c)	02/15/2045	3,190,417
18,115,596	SoFi Alternative Trust, Series 2021-1-PT1	9.72%	(b)(c)	05/25/2030	17,923,009
35,969,794	SoFi Alternative Trust, Series 2021-3-A	1.50%	(b)	11/15/2030	34,848,220
15,524,631	SoFi Alternative Trust, Series 2021-A-PT1	1.48%	(b)(c)	03/15/2047	14,156,460
9,762,394	SoFi Alternative Trust, Series 2021-B-PT1	1.76%	(b)(c)	02/15/2047	8,943,212
272,825	SoFi Professional Loan Program LLC, Series 2017-A-A2B	2.40%	(b)	03/26/2040	271,135
1,371,492	START Ireland, Series 2019-1-A	4.09%	(b)	03/15/2044	1,108,467
3,002,972	Start Ltd., Series 2018-1-A	4.09%	(b)	05/15/2043	2,430,762
5,955,000	Taco Bell Funding LLC, Series 2021-1A-A2I	1.95%	(b)	08/25/2051	4,993,281
5,095,500	TAL Advantage LLC, Series 2020-1A-A	2.05%	(b)	09/20/2045	4,470,600
3,200,000	Tesla Auto Lease Trust, Series 2019-A-D	3.37%	(b)	01/20/2023	3,199,547
8,000,000	Theorem Funding Trust, Series 2021-1A-B	1.84%	(b)	12/15/2027	7,300,261
10,529,255	Thunderbolt Aircraft Lease Ltd., Series 2018-A-A	4.15%	(b)(g)	09/15/2038	8,206,449
6,531,250	TIF Funding LLC, Series 2021-1A-A	1.65%	(b)	02/20/2046	5,416,878
6,312,851	Upgrade Master Credit Pass-Thru Trust, Series 2021-ST3-A	2.50%	(b)	07/15/2027	6,270,574
5,770,729	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	13.07%	(b)(c)	06/15/2027	5,587,670
3,230,007	Upstart Pass-Through Trust, Series 2020-ST2-A	3.50%	(b)	03/20/2028	3,158,775
3,052,121	Upstart Pass-Through Trust, Series 2020-ST5-A	3.00%	(b)	12/20/2026	2,922,188
5,409,227	Upstart Pass-Through Trust, Series 2020-ST6-A	3.00%	(b)	01/20/2027	5,162,195
2,464,253	Upstart Pass-Through Trust, Series 2021-ST3-A	2.00%	(b)	05/20/2027	2,328,631
1,258,747	Upstart Securitization Trust, Series 2020-1-B	3.09%	(b)	04/22/2030	1,254,631
2,750,000	Upstart Securitization Trust, Series 2020-3-B	3.01%	(b)	11/20/2030	2,724,854
1,900,000	Upstart Securitization Trust, Series 2021-1-B	1.89%	(b)	03/20/2031	1,845,420
7,170,000	Upstart Securitization Trust, Series 2021-2-B	1.75%	(b)	06/20/2031	6,819,974
2,348,845	Upstart Securitization Trust, Series 2021-3-A	0.83%	(b)	07/20/2031	2,274,161
3,000,000	Upstart Securitization Trust, Series 2021-3-B	1.66%	(b)	07/20/2031	2,764,842
8,000,000	US Auto Funding LLC, Series 2021-1A-B	1.49%	(b)	03/17/2025	7,767,237
14,986,775	WAVE LLC, Series 2019-1-A	3.60%	(b)	09/15/2044	11,483,511
6,413,128	Willis Engine Structured Trust, Series 2020-A-A	3.23%	(b)	03/15/2045	4,897,680

Total Asset Backed Obligations (Cost $508,037,454)					461,433,440

Bank Loans - 9.1%
15,527,990	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		11/19/2026	14,886,063
1,479,643	Access CIG LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.82%		02/27/2025	1,420,827
971,174	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.38%		01/05/2026	942,039
8,379,956	Ali Group North America Corporation, Senior Secured First Lien (1 Month Secured Overnight Financing Rate + 2.00%)	5.15%		07/30/2029	8,105,512
364,420	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	5.96%		10/08/2027	350,145
315,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	10.62%		06/16/2025	259,286
	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan
253,211	(3 Month LIBOR USD + 4.00%)	7.67%		02/01/2027	242,660
84,027	(6 Month LIBOR USD + 4.00%)	8.17%		02/01/2027	80,526
343,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		01/29/2027	316,296
1,393,638	Api Group DE, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		10/01/2026	1,361,932
1,625,491	Applied Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	5.25%		09/19/2024	1,588,926
1,725,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		03/11/2025	1,675,406
694,713	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		01/15/2027	670,613
901,937	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		03/06/2025	742,294
15,238,069	Asplundh Tree Expert LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		09/07/2027	14,888,432
879,338	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		12/23/2026	747,991
11,534,674	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	5.37%		11/08/2027	11,258,938
15,080,888	Axalta Coating Systems Dutch Holding B.B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	5.42%		05/31/2024	14,882,951
359,244	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.02%		07/24/2026	327,810
6,117,878	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.18%		07/01/2026	5,937,615
1,043,390	Buckeye Partners LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.37%		11/02/2026	1,019,262
5,067,813	Cable One, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		05/03/2028	5,001,324
579,675	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.07%		11/30/2027	557,395
386,783	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		07/21/2025	382,005
2,918,474	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		04/06/2026	2,813,890
155,200	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		08/12/2026	149,302
6,258,300	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		12/16/2027	6,063,730
1,635,339	Camelot US Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		10/30/2026	1,586,589
162,113	Camelot US Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	6.12%		10/30/2026	157,114
430,100	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	5.88%		06/30/2025	393,541
1,825,052	Castle US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		01/29/2027	1,480,574
4,448,541	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	5.06%		02/22/2028	4,419,804
15,360,249	Charter Communications Operating LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		02/01/2027	14,816,189
913,725	Charter Next Generation, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.56%		12/01/2027	869,396
1,630,440	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		04/30/2026	1,547,223
3,816,163	Clean Harbors, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.52%		10/09/2028	3,796,299
554,425	CMG Media Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		12/17/2026	520,699
433,875	Connect US Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.03%		12/11/2026	405,133
676,200	Conservice Midco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.37%		05/13/2027	651,968
2,644,575	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.07%		01/15/2026	2,482,595
459,638	Cyanco Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		03/17/2025	436,369
1,165,342	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.79%		05/01/2024	1,066,911
407,440	Diamond Sports Group LLC, Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	5.95%		08/24/2026	81,341
269,841	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.02%		04/06/2026	249,912
501,904	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		04/06/2026	464,836
820,827	EG Group Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	7.67%		02/06/2025	767,990
17,808,583	Elanco Animal Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.31%		07/30/2027	16,972,024
1,759,252	Element Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		01/30/2026	1,749,541
10,067,759	Energizer Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	5.31%		12/22/2027	9,652,464
128,035	eResearchTechnology, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.62%		02/04/2027	119,781
1,077,225	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.75% Floor)	5.87%		01/07/2028	1,044,429
622,670	Exgen Renewables LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	5.57%		12/15/2027	611,229
1,503,150	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		03/31/2025	1,447,721
697,366	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%		01/29/2027	677,610
15,415,359	Fleetcor Technologies Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		04/28/2028	14,899,329
3,790,328	Focus Financial Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%		06/30/2028	3,680,673
1,725,288	Froneri US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.37%		01/29/2027	1,632,769
383,133	Generac Power Systems, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	4.36%		12/11/2026	383,803
804,891	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.63%		02/19/2026	800,576
14,912,165	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		02/15/2024	14,789,139
997,050	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		08/10/2027	969,322
1,784,016	GOBP Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%		10/22/2025	1,752,796
1,749,948	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.27%		10/10/2025	1,677,771
2,378,074	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.06%		01/02/2026	2,311,048
4,461,288	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.56%		12/01/2028	4,343,777
1,975,050	Herman Miller, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.13%		07/19/2028	1,835,355
1,398,237	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	6.21%		05/23/2025	1,102,510
1,420,886	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.83%		06/22/2026	1,376,185
15,427,280	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	4.88%		03/15/2028	14,853,617
451,053	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	9.37%		07/07/2025	445,038
11,333,541	ICON Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor) ICU Medical, Inc., Senior Secured First Lien Term Loan	5.94%		07/03/2028	11,103,357
1,569,932	(3 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	5.95%		01/08/2029	1,532,646
211,118	(1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	5.38%		01/08/2029	206,104
663,931	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		05/01/2026	625,400
1,642,511	IQVIA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		01/17/2025	1,635,686
18,290,634	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	5.42%		06/11/2025	18,190,675
1,038,288	IRB Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.27%		02/05/2025	1,005,676
835,125	IRB Holding Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	5.70%		12/15/2027	784,496
13,173,381	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		01/02/2026	12,831,664
4,669,683	KFC Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.74%		03/15/2028	4,630,785
10,530,131	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		03/01/2027	10,027,475
430,158	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.37%		03/24/2025	416,177
1,664,559	Lumen Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.37%		03/15/2027	1,518,528
948,942	Lummus Technology Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		06/30/2027	862,944
265,461	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	5.55%		10/19/2027	257,996
2,048,872	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		08/29/2025	1,957,953
858,195	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	6.17%		03/02/2026	822,863
698,250	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	8.78%		06/21/2027	703,113
1,722,207	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.00%)	8.13%		03/27/2026	1,640,557
1,187,873	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		05/14/2026	1,149,059
443,737	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		10/19/2026	437,564
470,450	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.31%		08/28/2026	452,808
18,615,000	NortonLifeLock, Inc., Senior Secured First Lien (1 Month Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	4.85%		09/12/2029	17,935,552
487,575	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.56%		10/28/2027	463,601
481,378	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		05/29/2026	468,876
865,088	PG&E Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	6.13%		06/23/2025	830,484
516,514	Phoenix Services International LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.67%	(e)	03/03/2025	102,334
18,743,035	Pilot Travel Centers LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00%)	5.13%		08/04/2028	17,986,660
448,175	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	5.94%		12/29/2027	429,128
2,823,759	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	5.94%		07/03/2028	2,766,408
696,782	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.87%		03/11/2026	654,031
1,220,488	Pregis Topco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.81%		07/31/2026	1,165,566
976,027	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		02/12/2027	854,024
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
985,053	(1 Month LIBOR USD + 4.25%)	7.33%		07/09/2025	834,340
844,583	(1 Month LIBOR USD + 4.25%)	7.30%		07/09/2025	715,362
1,665,212	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.77%		05/30/2025	1,588,196
112,512	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%		04/25/2024	3,375
15,191,801	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		02/04/2027	14,666,012
297,172	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		02/22/2024	293,551
1,052,621	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		12/31/2025	999,553
1,824,034	Select Medical Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		03/06/2025	1,768,747
10,365,000	Setanta Aircraft Leasing DAC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	5.67%		11/02/2028	10,144,744
1,185,182	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		09/30/2026	1,125,923
928,063	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		04/17/2026	889,010
645,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.46%		10/20/2027	648,477
1,395,890	SMG US Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		01/23/2025	1,334,820
1,892,416	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.27%		06/27/2025	1,731,560
4,032,616	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		04/16/2025	3,928,191
7,317,754	Standard Industries, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%, 0.50% Floor)	6.68%		09/22/2028	7,119,369
15,361,130	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	5.89%		07/21/2026	14,808,129
394,936	Sunshine Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	7.42%		10/01/2026	368,499
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
202,868	(3 Month LIBOR USD + 3.00%)	6.67%		05/29/2026	192,386
214,665	(3 Month LIBOR USD + 3.00%)	6.07%		05/29/2026	203,573
436,553	(3 Month LIBOR USD + 3.00%)	5.81%		05/29/2026	413,997
819,947	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.87%		02/06/2024	753,326
1,105,397	The Edelman Financial Engines Centre LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.62%		04/07/2028	1,017,429
1,364,380	Titan Acquisition Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	5.88%		03/28/2025	1,227,799
1,734,343	TK Elevator Midco GMBH, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.50% Floor)	6.87%		07/30/2027	1,666,418
13,076,230	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		11/13/2026	12,652,887
4,446,859	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	5.37%		12/01/2028	4,316,255
800,175	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.12%		01/25/2024	738,522
660,476	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	5.17%		02/28/2025	654,974
1,631,694	UFC Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	5.52%		04/29/2026	1,572,545
908,374	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		05/04/2026	868,633
1,242,981	UKG, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	5.54%		05/04/2026	1,186,015
198,113	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	6.40%		10/22/2025	195,580
2,878,563	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		06/02/2028	2,848,568
335,513	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		07/01/2026	332,817
2,546,250	US Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		09/14/2026	2,478,087
458,295	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	4.54%		07/01/2026	442,635
2,694,290	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.32%		01/31/2028	2,577,910
	Vistra Operations Company LLC, Senior Secured First Lien Term Loan
3,011,440	(1 Month LIBOR USD + 1.75%)	4.74%		12/31/2025	2,915,451
12,153,768	(1 Month LIBOR USD + 1.75%)	4.87%		12/31/2025	11,766,366
2,193,425	Walker & Dunlop, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	5.38%		12/15/2028	2,138,589
1,186,403	Wand NewCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		02/05/2026	1,103,948
15,511,030	WMG Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.13%)	5.24%		01/20/2028	15,055,393
235,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.32%		04/28/2028	224,777

Total Bank Loans (Cost $495,984,711)					480,959,088

Collateralized Loan Obligations - 22.6%
27,000,000	37 Capital, Series 2021-1A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.71%	(b)	10/16/2034	26,307,316
14,000,000	AGL Ltd., Series 2020-3A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	3.81%	(b)	01/18/2033	13,721,020
20,000,000	AIG LLC, Series 2018-1A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.83%	(b)	04/20/2032	19,590,950
10,000,000	AIG LLC, Series 2021-2A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.88%	(b)	07/20/2034	9,650,000
12,250,000	Allegro Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	3.61%	(b)	06/13/2031	12,014,167
12,000,000	Allegro Ltd., Series 2019-1A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.86%	(b)	04/20/2032	11,700,377
2,236,564	Anchorage Capital Ltd., Series 2014-3RA-A (3 Month LIBOR USD + 1.05%)	3.84%	(b)	01/28/2031	2,207,348
25,000,000	Anchorage Capital Ltd., Series 2016-9A-AR2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.65%	(b)	07/15/2032	24,544,855
23,000,000	Anchorage Capital Ltd., Series 2021-19A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.72%	(b)	10/16/2034	22,314,496
5,000,000	Apidos, Series 2021-35A-A (3 Month LIBOR USD + 1.05%, 1.05% Floor)	3.76%	(b)	04/20/2034	4,850,274
2,000,000	Atlas Senior Loan Fund Ltd., Series 2018-11A-B (3 Month LIBOR USD + 1.65%)	4.42%	(b)	07/28/2031	1,892,500
10,000,000	Bain Capital Credit Ltd., Series 2019-1A-AR (3 Month LIBOR USD + 1.13%)	3.87%	(b)	04/19/2034	9,682,995
2,500,000	Barings Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.66%	(b)	10/21/2030	2,247,887
29,500,000	Battalion Ltd., Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.93%	(b)	04/24/2034	28,396,204
18,000,000	Battalion Ltd., Series 2020-15A-A1 (3 Month LIBOR USD + 1.35%, 1.35% Floor)	4.09%	(b)	01/17/2033	17,590,582
10,000,000	Battalion Ltd., Series 2021-20A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.69%	(b)	07/17/2034	9,748,661
14,000,000	Benefit Street Partners Ltd., Series 2021-24A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.88%	(b)	10/20/2034	13,557,633
20,000,000	BlueMountain Ltd., Series 2021-31A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.89%	(b)	04/19/2034	19,491,435
20,000,000	Bridge Street Ltd., Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.94%	(b)	07/20/2034	19,179,300
5,000,000	Carlyle Global Market Strategies Ltd., Series 2016-1A-A1R2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.85%	(b)	04/20/2034	4,869,448
9,850,000	Cathedral Lake Ltd., Series 2021-7RA-A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	3.82%	(b)	01/15/2032	9,674,614
20,000,000	Cathedral Lake Ltd., Series 2021-8A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.93%	(b)	01/22/2035	19,146,600
20,000,000	CBAM Ltd., Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.93%	(b)	07/17/2034	19,322,812
20,000,000	CBAM Ltd., Series 2019-10A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.83%	(b)	04/20/2032	19,548,348
10,350,000	CFIP Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.97%	(b)	10/18/2034	10,131,997
1,800,000	CIFC Funding Ltd., Series 2014-5A-BR2 (3 Month LIBOR USD + 1.80%, 1.80% Floor)	4.54%	(b)	10/17/2031	1,739,041
25,000,000	CQS Ltd., Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.93%	(b)	01/22/2035	24,124,960
11,000,000	CQS Ltd., Series 2021-1A-B (3 Month LIBOR USD + 1.88%, 1.88% Floor)	4.59%	(b)	01/22/2035	10,539,618
25,000,000	Dryden Ltd., Series 2020-85A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(b)	10/15/2035	24,210,914
20,000,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.63%	(b)	07/15/2031	19,648,438
20,000,000	Galaxy Ltd., Series 2016-22A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.94%	(b)	04/17/2034	19,302,000
13,000,000	Gulf Stream Meridian Ltd., Series 2021-4A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.71%	(b)	07/17/2034	12,578,642
13,500,000	Gulf Stream Meridian Ltd., Series 2021-IIIA-A1 (3 Month LIBOR USD + 1.32%, 1.32% Floor)	3.83%	(b)	04/17/2034	13,227,751
145,641	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	6.58%	(b)	08/01/2025	109,037
9,500,000	Hayfin Ltd., Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.83%	(b)	04/21/2031	9,278,050
6,500,000	Hayfin Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	4.19%	(b)	04/21/2031	6,210,832
15,000,000	Jamestown Ltd., Series 2016-9A-A1RR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	4.02%	(b)	07/25/2034	14,384,640
20,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(b)	10/15/2031	19,675,604
14,000,000	Logan Ltd., Series 2022-1A-B (Secured Overnight Financing Rate 3 Month + 2.05%, 2.05% Floor)	3.64%	(b)	04/23/2035	13,427,852
3,000,000	Madison Park Funding Ltd., Series 2017-26A-BR (3 Month LIBOR USD + 1.60%)	4.41%	(b)	07/29/2030	2,909,657
1,170,814	Marathon Ltd., Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	3.85%	(b)	11/22/2027	1,171,343
8,625,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.26%	(b)	04/16/2029	8,522,230
4,500,000	Marble Point Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.92%	(b)	12/18/2030	4,418,048
25,000,000	Marble Point Ltd., Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.99%	(b)	01/20/2032	24,441,552
29,500,000	Marble Point Ltd., Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	4.01%	(b)	04/20/2033	28,712,350
25,000,000	Marble Point Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.98%	(b)	07/25/2034	24,322,889
23,000,000	Marble Point Ltd., Series 2021-3A-A1 (3 Month LIBOR USD + 1.24%, 1.24% Floor)	3.98%	(b)	10/17/2034	22,336,207
25,000,000	MKS Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	3.71%	(b)	07/22/2030	24,676,745
6,500,000	MKS Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.90%	(b)	01/21/2031	6,386,213
10,000,000	MP Ltd., Series 2015-2A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.99%	(b)	04/28/2034	9,717,555
22,600,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	3.66%	(b)	07/15/2031	22,161,681
12,000,000	New Mountain Ltd., Series CLO-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.70%	(b)	04/17/2034	11,727,319
8,898,846	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	4.18%	(b)	11/15/2030	8,813,535
4,914,578	Ocean Trails, Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.74%	(b)	10/14/2031	4,832,667
15,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(b)	07/15/2031	14,675,996
8,500,000	OHA Credit Funding Ltd., Series 2012-7A-AR3 (3 Month LIBOR USD + 1.07%, 1.07% Floor)	4.05%	(b)	02/21/2034	8,278,802
17,500,000	Palmer Square Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(b)	07/17/2034	17,034,303
15,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	4.16%	(b)	08/25/2031	14,688,412
10,000,000	Rad Ltd., Series 2020-7A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.94%	(b)	04/18/2033	9,733,702
18,875,000	RR Ltd., Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.63%	(b)	04/15/2036	18,347,329
14,000,000	Sandstone Peak Ltd., Series 2021-1A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.73%	(b)	10/16/2034	13,656,429
25,000,000	Shackleton Ltd., Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.66%	(b)	07/15/2031	24,412,500
7,630,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.89%	(b)	04/18/2031	7,442,302
10,100,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.95%	(b)	10/27/2031	9,908,453
25,000,000	Sound Point Ltd., Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.68%	(b)	07/17/2034	24,147,341
8,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	4.41%	(b)	06/16/2031	7,823,785
10,000,000	Steele Creek Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	3.76%	(b)	10/15/2030	9,791,828
6,000,000	Steele Creek Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	4.16%	(b)	08/18/2031	5,891,097
11,000,000	Steele Creek Ltd., Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	4.31%	(b)	04/15/2032	10,556,610
18,000,000	Steele Creek Ltd., Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.68%	(b)	07/15/2032	17,524,755
9,000,000	Steele Creek Ltd., Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	4.36%	(b)	07/15/2032	8,584,843
25,000,000	Symphony Ltd., Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	3.82%	(b)	01/20/2032	24,357,748
14,500,000	THL Credit Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.65%	(b)	01/15/2031	14,203,509
20,000,000	Trestles Ltd., Series 2021-4A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.90%	(b)	07/21/2034	19,488,492
20,000,000	Trimaran CAVU LLC, Series 2021-3A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	3.95%	(b)	01/18/2035	19,430,755
10,000,000	Venture Ltd., Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	3.77%	(b)	01/15/2032	9,849,162
8,500,000	Venture Ltd., Series 2017-29A-AR (3 Month LIBOR USD + 0.99%, 0.99% Floor)	3.90%	(b)	09/09/2030	8,352,424
10,000,000	Venture Ltd., Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.74%	(b)	10/15/2031	9,768,729
10,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.91%	(b)	10/20/2031	9,831,434
15,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.91%	(b)	10/20/2031	14,736,889
10,000,000	Wellfleet Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.96%	(b)	01/20/2032	9,797,245
4,000,000	Wellfleet Ltd., Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	3.88%	(b)	07/20/2032	3,880,234
17,500,000	Wellfleet Ltd., Series 2020-1A-A1A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	3.82%	(b)	04/15/2033	17,100,519
15,990,000	Wellfleet Ltd., Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.73%	(b)	07/17/2034	15,520,493
50,000,000	Whitebox Ltd., Series 2021-3A-A1 (3 Month LIBOR USD + 1.22%)	3.73%	(b)	10/16/2034	48,102,155
6,000,000	Whitehorse Ltd., Series 2018-12A-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.76%	(b)	10/15/2031	5,873,387

Total Collateralized Loan Obligations (Cost $1,230,264,238)					1,197,780,851

Foreign Corporate Bonds - 8.1%
1,645,313	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	1,266,347
2,600,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	2,473,799
1,500,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	1,303,381
6,515,000	Aercap Global Aviation Trust	1.75%		10/29/2024	5,931,970
3,850,000	AES Andes S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	3,320,625
4,700,000	AI Candelaria Spain S.A.	7.50%		12/15/2028	4,063,996
6,095,000	AstraZeneca PLC	3.50%		08/17/2023	6,047,838
1,145,000	Avolon Holdings Funding Ltd.	5.13%	(b)	10/01/2023	1,126,333
2,800,000	Axiata SPV2 BHD	4.36%		03/24/2026	2,737,924
3,100,000	Banco Bilbao Vizcaya Argentaria Colombia S.A.	4.88%		04/21/2025	2,925,745
1,500,000	Banco Bradesco S.A.	3.20%		01/27/2025	1,411,597
1,850,000	Banco Continental SAECA	2.75%	(b)	12/10/2025	1,616,428
1,000,000	Banco Continental SAECA	2.75%		12/10/2025	873,745
5,700,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%	(b)	09/30/2031	4,827,037
200,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	169,370
3,550,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	3,111,631
1,800,000	Banco del Estado de Chile	2.70%		01/09/2025	1,687,210
3,300,000	Banco do Brasil S.A.	3.25%	(b)	09/30/2026	2,922,810
3,350,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	2,990,009
1,968,000	Banco Internacional del Peru S.A.A. Interbank (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	1,916,665
500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%	(b)	09/14/2025	455,687
300,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%		09/14/2025	273,413
2,200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.64%)	5.88%	(a)	01/24/2027	1,802,900
900,000	Banco Santander Chile	2.70%		01/10/2025	841,500
3,800,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	3,402,235
7,100,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	5,974,366
3,600,000	Bank Hapoalim B.M.	3.26%	(b)(c)	01/21/2032	3,009,128
3,750,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28%	(b)	01/29/2031	3,196,875
6,450,000	Bank of Montreal	1.50%		01/10/2025	5,938,954
4,715,000	Bank of Nova Scotia	0.55%		09/15/2023	4,520,486
6,400,000	Barclays PLC (1 Year CMT Rate + 0.80%)	1.01%		12/10/2024	6,027,433
2,030,000	BAT Capital Corporation	2.79%		09/06/2024	1,931,616
5,810,000	BAT International Finance PLC	1.67%		03/25/2026	5,028,726
200,000	BBVA Banco Continental S.A. (5 Year CMT Rate + 2.75%)	5.25%		09/22/2029	191,379
200,000	BBVA Bancomer S.A.	1.88%		09/18/2025	179,390
3,730,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	3,526,489
6,040,000	BNP Paribas S.A. (3 Month LIBOR USD + 2.24%)	4.71%	(b)	01/10/2025	5,949,490
4,760,000	BOC Aviation Corporation	1.63%	(b)	04/29/2024	4,497,395
6,400,000	BPCE S.A.	2.38%	(b)	01/14/2025	5,914,897
4,800,000	Braskem Netherlands Finance B.V. (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	4,729,824
1,000,000	Camposol S.A.	6.00%		02/03/2027	794,429
3,735,000	Canadian Imperial Bank of Commerce	0.45%		06/22/2023	3,628,183
6,440,000	Canadian Pacific Railway Company	1.35%		12/02/2024	5,960,036
700,000	Cencosud S.A.	5.15%		02/12/2025	688,643
5,600,000	Chile Electricity PEC S.p.A.	0.00%	(b)	01/25/2028	3,971,123
6,140,000	Commonwealth Bank of Australia (Secured Overnight Financing Rate + 0.40%)	2.60%	(b)	07/07/2025	6,032,618
2,850,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	2,698,138
1,100,000	CSN Steel, S.L.	7.63%		04/17/2026	1,059,522
3,895,000	Daimler Trucks Finance North America LLC	1.63%	(b)	12/13/2024	3,595,790
6,800,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	5,990,188
510,112	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(b)	04/01/2025	202,009
194,769	Digicel Group Holdings Ltd. (7.00% PIK)	7.00%	(a)(b)	10/17/2022	34,085
4,500,000	Ecopetrol S.A.	5.88%		09/18/2023	4,471,942
6,450,000	Ecopetrol S.A.	4.13%		01/16/2025	5,927,131
1,344,177	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	1,206,291
2,706,550	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	2,469,240
100,000	Enbridge, Inc.	4.00%		10/01/2023	99,176
3,149,000	Enbridge, Inc.	0.55%		10/04/2023	3,012,311
3,160,000	Enbridge, Inc.	2.50%		02/14/2025	2,971,237
9,904,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	9,602,324
1,300,000	Equate Petrochemical B.V.	4.25%		11/03/2026	1,228,509
5,939,118	Fenix Power Peru S.A.	4.32%		09/20/2027	5,484,211
2,550,000	Freeport Indonesia PT	4.76%		04/14/2027	2,308,488
1,550,000	Freeport Indonesia PT	4.76%	(b)	04/14/2027	1,403,199
1,500,000	Freeport-McMoRan, Inc.	5.00%		09/01/2027	1,455,330
700,000	Freeport-McMoRan, Inc.	4.13%		03/01/2028	628,287
7,876,303	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	7,170,036
370,000	Glencore Funding LLC	4.13%	(b)	05/30/2023	368,165
1,565,000	Glencore Funding LLC	4.13%	(b)	03/12/2024	1,539,038
4,211,000	Glencore Funding LLC	4.00%	(b)	04/16/2025	4,069,209
4,408,731	GNL Quintero S.A.	4.63%		07/31/2029	4,062,601
275,000	Gold Fields Orogen Holdings BVI Ltd.	5.13%		05/15/2024	271,001
2,000,000	Grupo de Inversiones Suramericana S.A.	5.50%		04/29/2026	1,850,477
2,552,000	Guacolda Energia S.A.	4.56%		04/30/2025	882,738
6,350,000	HSBC Holdings PLC (Secured Overnight Financing Rate + 0.58%)	1.16%		11/22/2024	6,003,304
3,664,000	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	3,274,700
1,000,000	Indonesia Asahan Aluminium Persero PT	4.75%		05/15/2025	977,395
2,836,000	Inkia Energy Ltd.	5.88%		11/09/2027	2,615,203
723,630	Interoceanica Finance Ltd.	0.00%		11/30/2025	633,176
35,034	Invepar Holdings	0.00%	(e)(f)	12/30/2028	–
7,500,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	6,419,813
2,625,000	JDE Peet’s NV	0.80%	(b)	09/24/2024	2,404,469
2,000,000	Kallpa Generacion S.A.	4.88%		05/24/2026	1,854,240
1,000,000	Korea Development Bank	0.80%		04/27/2026	871,375
4,000,000	Korea Development Bank	1.00%		09/09/2026	3,478,940
1,000,000	Korea East-West Power Company Ltd.	1.75%	(b)	05/06/2025	919,912
1,000,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	919,912
1,450,000	Korea Electric Power Corporation	1.13%		06/15/2025	1,308,039
1,050,000	Korea Electric Power Corporation	1.13%	(b)	06/15/2025	947,200
2,300,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(b)	04/27/2026	2,025,849
3,000,000	Korea Southern Power Company Ltd.	0.75%	(b)	01/27/2026	2,625,725
6,500,000	KT Corporation	1.00%		09/01/2025	5,785,048
1,500,000	KT Corporation	2.50%		07/18/2026	1,366,853
6,300,000	LG Chem Ltd.	3.25%		10/15/2024	6,067,644
6,175,000	Lloyds Banking Group PLC (1 Year CMT Rate + 0.55%)	0.70%		05/11/2024	5,981,563
2,945,000	Macquarie Bank Ltd.	2.10%	(b)	10/17/2022	2,942,965
3,080,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(b)	03/27/2024	3,063,290
4,400,000	MEGlobal Canada ULC	5.00%	(b)	05/18/2025	4,309,954
400,000	MEGlobal Canada ULC	5.00%		05/18/2025	391,814
600,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	525,036
1,500,000	Mercury Chile Holdco LLC	6.50%	(b)	01/24/2027	1,312,590
566,152	Mexico Generadora de Energia S. de R.L.	5.50%		12/06/2032	501,180
810,000	Millicom International Cellular S.A.	6.63%		10/15/2026	743,459
2,205,000	Millicom International Cellular S.A.	5.13%		01/15/2028	1,840,707
6,300,000	Minejesa Capital B.V.	4.63%		08/10/2030	5,229,000
7,581,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	3.63%		07/26/2023	7,600,200
6,190,000	Mizuho Financial Group, Inc. (Secured Overnight Financing Rate + 0.96%)	3.66%		05/22/2026	6,040,748
800,010	MV24 Capital B.V.	6.75%		06/01/2034	677,632
6,040,000	NatWest Group PLC (3 Month LIBOR USD + 1.55%)	5.19%		06/25/2024	6,028,548
3,500,000	NongHyup Bank	1.25%		07/20/2025	3,157,908
500,000	ONGC Videsh Vankorneft Pte Ltd.	3.75%		07/27/2026	467,657
4,333,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	3,847,401
400,000	Orbia Advance Corporation S.A.B. de C.V.	1.88%		05/11/2026	338,796
1,900,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(b)	09/10/2030	1,702,372
6,600,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	5,913,501
1,760,000	Park Aerospace Holdings Ltd.	4.50%	(b)	03/15/2023	1,749,969
3,300,000	Periama Holdings LLC	5.95%		04/19/2026	2,865,390
4,200,000	Pertamina Persero PT	1.40%		02/09/2026	3,609,654
1,046,012	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	990,641
3,200,000	Petronas Capital Ltd.	3.50%		03/18/2025	3,115,899
2,000,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	1,863,033
6,215,000	Royal Bank of Canada	2.93%	(d)	01/20/2026	6,130,328
1,500,000	SA Global Sukuk Ltd.	1.60%	(b)	06/17/2026	1,331,970
5,500,000	SA Global Sukuk Ltd.	1.60%		06/17/2026	4,883,890
5,716,000	Sable International Finance Ltd.	5.75%		09/07/2027	5,002,557
1,650,000	Sasol Financing USA LLC	4.38%		09/18/2026	1,442,010
8,000,000	Scotiabank Peru S.A.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	7,892,332
4,855,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	4,446,561
2,900,000	Sociedad Quimica y Minera de Chile S.A.	4.38%		01/28/2025	2,808,070
6,280,000	Sumitomo Mitsui Trust Bank Ltd.	0.80%	(b)	09/12/2023	6,029,324
9,200,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	8,543,488
6,465,000	Toronto-Dominion Bank	0.70%		09/10/2024	5,959,829
4,300,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	4,043,097
6,225,000	UBS Group AG (1 Year CMT Rate + 0.83%)	1.01%	(b)	07/30/2024	6,008,229
2,000,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	1,948,330
7,900,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	6,914,712
2,100,000	UPL Corporation Ltd.	4.50%		03/08/2028	1,739,688
1,500,000	Vedanta Resources Ltd.	7.13%		05/31/2023	1,390,033
200,000	Vedanta Resources Ltd.	6.13%		08/09/2024	118,567
6,325,000	Volkswagen Group of America Finance LLC	0.88%	(b)	11/22/2023	6,024,935
4,445,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	3,009,421
500,000	VTR Finance NV	6.38%		07/15/2028	281,250

Total Foreign Corporate Bonds (Cost $470,791,553)					430,510,673

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 0.6%
2,400,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	2,072,140
2,400,000	Chile Government International Bond	3.13%		01/21/2026	2,248,153
10,000,000	Colombia Government International Bond	4.50%		01/28/2026	9,179,564
400,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	386,125
7,500,000	Panama Government International Bond	3.75%		03/16/2025	7,221,444
2,500,000	Perusahaan Penerbit	1.50%	(b)	06/09/2026	2,200,804
1,000,000	Perusahaan Penerbit	1.50%		06/09/2026	880,322
1,000,000	Qatar Government International Bond	3.25%		06/02/2026	953,759
3,000,000	Republic of South Africa Government Bond	4.67%		01/17/2024	2,939,175
1,500,000	Republic of South Africa Government Bond	4.88%		04/14/2026	1,403,683
3,700,000	Saudi Government International Bond	3.25%		10/26/2026	3,523,828

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $36,720,170)					33,008,997

Non-Agency Commercial Mortgage Backed Obligations - 14.7%
2,000,000	Alen Mortgage Trust, Series 2021-ACEN-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.47%	(b)	04/17/2034	1,895,395
8,415,000	Alen Mortgage Trust, Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	5.92%	(b)	04/17/2034	7,758,823
40,902,000	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XD	0.59%	(b)(c)(h)	05/16/2053	1,281,411
113,027,134	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2-XA	1.23%	(b)(c)(h)	06/15/2054	7,646,399
2,000,000	Arbor Realty Ltd., Series 2020-FL1-B (Secured Overnight Financing Rate 1 Month + 1.91%, 1.80% Floor)	4.76%	(b)	02/15/2035	1,947,386
2,830,000	Arbor Realty Ltd., Series 2020-FL1-D (Secured Overnight Financing Rate 1 Month + 2.56%, 2.45% Floor)	5.41%	(b)	02/15/2035	2,776,567
12,000,000	AREIT Trust, Series 2019-CRE3-C (Secured Overnight Financing Rate 1 Month + 2.01%, 1.90% Floor)	4.94%	(b)	09/15/2036	11,884,824
1,251,000	AREIT Trust, Series 2019-CRE3-D (Secured Overnight Financing Rate 1 Month + 2.76%, 2.65% Floor)	5.69%	(b)	09/14/2036	1,187,779
3,100,000	BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(b)	09/15/2038	2,936,472
197,337,965	BANK, Series 2021-BN35-XA	1.15%	(c)(h)	08/15/2031	11,984,098
178,485,701	BANK, Series 2021-BN36-XA	1.02%	(c)(h)	09/17/2064	8,728,022
15,176,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	6.05%	(b)	03/16/2037	12,406,293
11,001,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.67%	(b)	11/15/2034	9,708,604
29,456,500	BBCMS Mortgage Trust, Series 2021-C10-XB	1.15%	(c)(h)	07/17/2054	2,004,750
21,205,000	BBCMS Mortgage Trust, Series 2021-C10-XD	1.82%	(b)(c)(h)	07/17/2054	2,234,468
6,983,908	BB-UBS Trust, Series 2012-TFT-TE	3.68%	(b)(c)(f)	06/07/2030	5,226,397
4,615,000	BDS Ltd., Series 2021-FL10-AS (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.64%	(b)	12/18/2036	4,472,535
157,695,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.61%	(c)(h)	09/17/2043	4,328,255
12,315,000	BF Mortgage Trust, Series 2019-NYT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(b)	12/17/2035	11,000,705
165,041,500	BHMS Mortgage Trust, Series 2018-ATLS-XCP	0.00%	(b)(c)(h)	07/16/2035	1,650
3,000,000	BPR Trust, Series 2021-TY-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	4.52%	(b)	09/15/2038	2,807,891
13,968,000	BRSP Ltd., Series 2021-FL1-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.59%	(b)	08/19/2038	13,568,403
7,507,000	BSPRT Issuer Ltd., Series 2022-FL8-A (Secured Overnight Financing Rate 30 Day Average + 1.50%, 1.50% Floor)	3.79%	(b)	02/17/2037	7,330,139
13,155,000	BSREP Commercial Mortgage Trust, Series 2021-DC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.72%	(b)	08/16/2038	12,153,932
893,900	BX Trust, Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	4.79%	(b)	09/15/2037	861,126
14,384,020	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.72%	(b)	08/15/2036	13,547,224
9,594,000	BX Trust, Series 2019-OC11-E	4.08%	(b)(c)	12/11/2041	7,344,742
13,600,000	BX Trust, Series 2019-XL-E (1 Month LIBOR USD + 1.80%, 1.80% Floor)	4.62%	(b)	10/15/2036	13,109,668
5,700,000	BX Trust, Series 2021-MFM1-E (1 Month LIBOR USD + 2.25%, 2.25% Floor)	5.07%	(b)	01/17/2034	5,289,096
7,229,000	BX Trust, Series 2021-RISE-D (1 Month LIBOR USD + 1.75%, 1.75% Floor)	4.57%	(b)	11/17/2036	6,726,046
1,250,000	BX Trust, Series 2021-SDMF-D (1 Month LIBOR USD + 1.39%, 1.39% Floor)	4.21%	(b)	09/15/2034	1,154,567
3,721,807	BX Trust, Series 2021-SOAR-E (1 Month LIBOR USD + 1.80%, 1.80% Floor)	4.62%	(b)	06/15/2038	3,489,723
2,915,000	BX Trust, Series 2021-VIEW-E (1 Month LIBOR USD + 3.60%, 3.60% Floor)	6.42%	(b)	06/16/2036	2,692,909
1,944,000	BX Trust, Series 2021-VOLT-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(b)	09/15/2036	1,798,804
1,900,000	BXHPP Trust, Series 2021-FILM-D (1 Month LIBOR USD + 1.50%, 1.50% Floor)	4.32%	(b)	08/15/2036	1,740,094
1,650,000	BXHPP Trust, Series 2021-FILM-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(b)	08/15/2036	1,483,779
6,029,069	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.67%	(b)	10/15/2035	5,916,792
45,343,953	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.12%	(c)(h)	02/11/2050	1,463,358
53,965,529	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.38%	(c)(h)	05/12/2050	2,278,587
2,950,000	CD Commercial Mortgage Trust, Series 2017-CD6-C	4.37%	(c)	11/15/2050	2,557,177
20,008,588	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.14%	(c)(h)	01/10/2048	521,982
19,703,993	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.77%	(c)(h)	05/10/2058	842,158
45,883,861	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.65%	(c)(h)	06/17/2050	2,374,880
16,201,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-XB	1.06%	(c)(h)	06/17/2050	572,221
39,410,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.85%	(b)(c)(h)	02/17/2033	1,655
6,709,412	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.10%	(c)(h)	10/11/2047	98,139
4,610,905	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.46%	(c)(h)	02/12/2048	107,986
10,750,000	Citigroup Commercial Mortgage Trust, Series 2015-GC31-C	4.17%	(c)	06/12/2048	9,494,574
17,883,957	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.37%	(c)(h)	02/12/2049	547,417
11,694,950	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.82%	(c)(h)	04/16/2049	486,609
2,519,000	Citigroup Commercial Mortgage Trust, Series 2016-P4-B	3.38%		07/12/2049	2,223,461
12,029,911	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.05%	(c)(h)	07/10/2049	628,225
11,353,277	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.27%	(c)(h)	04/15/2050	438,871
2,000,000	CLNC Ltd., Series 2019-FL1-B (Secured Overnight Financing Rate 1 Month + 2.01%, 1.90% Floor)	5.03%	(b)	08/17/2035	1,937,192
19,958,000	CLNC Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 3.01%, 2.90% Floor)	6.03%	(b)	08/17/2035	18,960,100
5,880,499	Commercial Mortgage Pass-Through Trust, Series 2013-CR10-XA	0.80%	(c)(h)	08/10/2046	21,013
22,520,321	Commercial Mortgage Pass-Through Trust, Series 2013-CR12-XA	1.24%	(c)(h)	10/15/2046	167,258
2,243,086	Commercial Mortgage Pass-Through Trust, Series 2014-CR17-XA	1.11%	(c)(h)	05/10/2047	24,571
233,000	Commercial Mortgage Pass-Through Trust, Series 2014-CR19-C	4.85%	(c)	08/10/2047	221,527
721,521	Commercial Mortgage Pass-Through Trust, Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	6.82%	(b)	10/17/2031	724,358
14,988,857	Commercial Mortgage Pass-Through Trust, Series 2015-CR22-XA	0.96%	(c)(h)	03/12/2048	244,774
31,489,681	Commercial Mortgage Pass-Through Trust, Series 2015-CR25-XA	0.95%	(c)(h)	08/12/2048	592,771
34,977,910	Commercial Mortgage Pass-Through Trust, Series 2015-CR27-XA	1.06%	(c)(h)	10/13/2048	767,076
5,373,000	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-C	4.44%	(c)	02/12/2048	4,947,587
8,312,141	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-XA	1.13%	(c)(h)	02/12/2048	145,265
9,657,000	Commercial Mortgage Pass-Through Trust, Series 2015-LC21-B	4.48%	(c)	07/10/2048	9,056,519
42,873,709	Commercial Mortgage Pass-Through Trust, Series 2015-LC21-XA	0.81%	(c)(h)	07/10/2048	605,681
13,423,414	Commercial Mortgage Pass-Through Trust, Series 2016-DC2-XA	1.09%	(c)(h)	02/12/2049	324,378
11,396,000	Commercial Mortgage Pass-Through Trust, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.18% Floor)	5.09%	(b)	09/15/2033	10,094,629
26,016,410	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.96%	(c)(h)	04/15/2050	354,317
6,850,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-B	4.46%	(c)	11/18/2048	6,398,838
2,973,918	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	2.03%	(c)(h)	01/15/2049	149,018
126,582,471	CSAIL Commercial Mortgage Trust, Series 2021-C20-XA	1.17%	(c)(h)	03/17/2054	7,693,670
9,873,828	CSMC Trust, Series 2014-USA-X1	0.69%	(b)(c)(h)	09/17/2037	125,292
8,697,000	CSMC Trust, Series 2020-FACT-D (1 Month LIBOR USD + 3.71%, 3.71% Floor)	6.53%	(b)	10/15/2037	8,234,723
6,295,000	CSMC Trust, Series 2020-NET-D	3.83%	(b)(c)	08/17/2037	5,607,962
3,350,000	CSMC Trust, Series 2021-ADV-C (1 Month LIBOR USD + 2.30%, 2.30% Floor)	5.12%	(b)	07/15/2038	3,086,329
9,876,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.60%, 2.45% Floor)	5.42%	(b)	06/15/2033	8,820,262
16,506,002	DBJPM Mortgage Trust, Series 2016-C1-XA	1.52%	(c)(h)	05/10/2049	597,610
14,992,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.09%	(b)(c)	12/12/2036	13,213,330
2,663,200	FREMF Mortgage Trust, Series 2016-KF18-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	8.05%	(b)	05/25/2026	2,645,083
124,762,277	FREMF Mortgage Trust, Series 2017-K67-X2B	0.10%	(b)(h)	09/25/2049	498,488
1,409,933	FREMF Mortgage Trust, Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.90%	(b)	12/25/2026	1,374,350
2,481,119	FREMF Mortgage Trust, Series 2017-KF30-B (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.80%	(b)	03/25/2027	2,468,605
5,760,630	FREMF Mortgage Trust, Series 2017-KSW2-B (1 Month LIBOR USD + 2.65%, 2.65% Floor)	5.20%	(b)	05/25/2027	5,764,451
845,940	FREMF Mortgage Trust, Series 2018-KF44-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.70%	(b)	02/25/2025	841,032
1,609,074	FREMF Mortgage Trust, Series 2018-KF49-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.45%	(b)	06/25/2025	1,563,615
2,406,089	FREMF Mortgage Trust, Series 2019-KF61-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.75%	(b)	03/25/2029	2,394,851
1,778,499	FREMF Mortgage Trust, Series 2019-KF69-B (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.85%	(b)	08/27/2029	1,774,713
3,784,700	FREMF Mortgage Trust, Series 2019-KF72-B (1 Month LIBOR USD + 2.10%, 2.10% Floor)	4.65%	(b)	10/26/2026	3,618,183
7,810,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(b)	09/15/2037	7,673,997
3,903,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	5.22%	(b)	09/15/2037	3,790,055
10,700,000	Greystone Commercial Real Estate Notes, Series 2021-FL3-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(b)	07/15/2039	9,979,184
2,314,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSD	5.07%	(b)(c)	07/12/2051	1,985,862
2,893,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSE	5.07%	(b)(c)	07/12/2051	2,420,870
5,000,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-E (1 Month LIBOR USD + 2.35%, 2.10% Floor)	5.17%	(b)	07/15/2031	4,568,554
5,000,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-F (1 Month LIBOR USD + 3.05%, 2.80% Floor)	5.87%	(b)	07/15/2031	4,425,107
5,000,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-G (1 Month LIBOR USD + 4.17%, 3.93% Floor)	6.99%	(b)	07/15/2031	4,145,000
10,950,000	GS Mortgage Securities Corporation Trust, Series 2021-ARDN-E (1 Month LIBOR USD + 3.35%, 3.35% Floor)	6.17%	(b)	11/17/2036	10,153,834
3,538,933	GS Mortgage Securities Trust, Series 2014-GC24-XA	0.84%	(c)(h)	09/12/2047	37,815
30,214,291	GS Mortgage Securities Trust, Series 2015-GC32-XA	0.86%	(c)(h)	07/10/2048	488,175
8,602,150	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.91%	(c)(h)	11/10/2048	170,433
14,431,902	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.89%	(c)(h)	05/12/2049	689,063
24,989,323	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.32%	(c)(h)	10/13/2049	910,471
14,505,000	GSCG Trust, Series 2019-600C-E	4.12%	(b)(c)	09/06/2034	12,787,183
6,339,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20-B	4.40%	(c)	07/17/2047	6,046,044
14,812,882	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1-XA	1.05%	(c)(h)	01/15/2049	361,063
31,942,649	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.72%	(c)(h)	12/17/2049	558,054
336,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-CFX	4.95%	(b)	07/08/2033	328,529
9,040,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP-E (1 Month LIBOR USD + 2.16%, 2.16% Floor)	4.98%	(b)	07/15/2036	8,510,231
1,712,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.82%	(b)	07/15/2036	1,580,239
4,216,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34%	(b)	05/05/2032	3,984,580
4,314,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.60%	(b)(c)	05/05/2032	4,047,826
5,040,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.60%	(b)(c)	05/05/2032	4,708,524
5,287,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.60%	(b)(c)	05/05/2032	4,921,150
5,775,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.60%	(b)(c)	05/05/2032	5,232,826
11,575,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97%	(b)	01/16/2037	9,863,486
2,809,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	4.52%	(b)	04/15/2038	2,661,313
6,303,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP-A (Secured Overnight Financing Rate 1 Month + 0.60%, 0.60% Floor)	3.44%	(b)	04/15/2037	5,952,958
4,671,109	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.91%	(c)(h)	02/15/2047	33,256
1,500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-B	4.63%	(c)	09/17/2047	1,436,398
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.63%	(c)	09/15/2047	468,828
4,240,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	4.13%	(b)(c)	09/17/2047	3,726,111
16,409,877	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.96%	(c)(h)	11/18/2047	231,918
5,287,890	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.94%	(b)(c)	02/18/2048	4,337,489
2,828,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-B	4.12%	(c)	05/15/2048	2,629,114
14,262,598	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.72%	(c)(h)	05/15/2048	170,994
22,330,885	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.58%	(c)(h)	07/15/2048	227,554
9,538,636	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.97%	(c)(h)	08/17/2048	183,291
15,183,675	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.29%	(c)(h)	11/15/2048	297,630
7,942,000	KREF Ltd., Series 2021-FL2-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.59%	(b)	02/17/2039	7,505,055
14,523,000	KREF Ltd., Series 2022-FL3-A (Secured Overnight Financing Rate 1 Month + 1.45%, 1.45% Floor)	4.47%	(b)	02/22/2039	13,978,387
10,000,000	LCCM Trust, Series 2017-LC26-C	4.71%	(b)	07/12/2050	8,755,487
6,367,000	LCCM Trust, Series 2021-FL3-AS (1 Month LIBOR USD + 1.80%, 1.80% Floor)	4.62%	(b)	11/17/2036	6,193,563
2,400,000	LCCM Trust, Series 2021-FL3-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	5.02%	(b)	11/17/2036	2,321,645
1,000,000	LoanCore Issuer Ltd., Series 2018-CRE1-C (1 Month LIBOR USD + 2.55%, 2.55% Floor)	5.37%	(b)	05/15/2028	999,162
2,000,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	4.52%	(b)	05/15/2036	1,984,842
5,735,000	LoanCore Issuer Ltd., Series 2022-CRE7-A (Secured Overnight Financing Rate 30 Day Average + 1.55%, 1.55% Floor)	3.83%	(b)	01/21/2037	5,552,707
6,482,603	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.85%	(b)(c)(h)	03/12/2049	160,176
64,709,518	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.95%	(b)(c)(h)	03/11/2050	1,418,627
7,236,000	Med Trust, Series 2021-MDLN-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(b)	11/15/2038	6,867,036
2,216,029	Merchants Bank of Indiana Multifamily Housing Mortgage Loan Trust, Series 2021-Q015-B (Secured Overnight Financing Rate 30 Day Average + 2.85%)	5.15%	(b)	08/26/2024	2,214,282
5,150,000	MF1 Ltd., Series 2021-FL6-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.79%	(b)	07/18/2036	4,834,197
12,550,000	MF1 Ltd., Series 2022-FL8-AS (Secured Overnight Financing Rate 30 Day Average + 1.75%, 1.75% Floor)	4.03%	(b)	02/20/2037	12,161,226
11,933,000	MFT Trust, Series 2020-ABC-D	3.59%	(b)(c)	02/12/2042	8,860,752
3,575,000	MKT Mortgage Trust, Series 2020-525M-F	3.04%	(b)(c)	02/12/2040	2,213,817
10,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30%	(b)(c)	10/18/2030	8,744,644
3,215,370	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.71%	(c)(h)	10/15/2046	9,513
10,692,255	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.38%	(c)(h)	02/16/2046	7,709
2,852,091	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14-XA	1.08%	(c)(h)	02/15/2047	21,901
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.62%	(c)	10/15/2047	467,207
16,413,080	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.31%	(c)(h)	01/15/2049	462,614
711,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	5.66%	(b)	12/15/2036	658,234
13,327,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.97%	(b)	05/15/2036	12,299,584
1,331,000	Morgan Stanley Capital Trust, Series 2019-PLND-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	5.62%	(b)	05/15/2036	1,174,220
9,940,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	5.02%	(b)	06/15/2035	8,817,544
8,191,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.62%	(b)(c)	01/15/2037	7,438,346
4,742,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.62%	(b)(c)	01/15/2037	4,207,970
11,000,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.72%	(b)	02/15/2036	10,983,324
6,900,000	RIAL Issuer Ltd., Series 2022-FL8-A (Secured Overnight Financing Rate 1 Month + 2.25%, 2.25% Floor)	5.27%	(b)	01/19/2037	6,811,266
12,540,000	RLGH Trust, Series 2021-TROT-D (1 Month LIBOR USD + 1.71%, 1.71% Floor)	4.53%	(b)	04/15/2036	11,758,359
1,500,000	SFO Commercial Mortgage Trust, Series 2021-555-C (1 Month LIBOR USD + 1.80%, 1.80% Floor)	4.62%	(b)	05/17/2038	1,403,807
168,062,650	SLG Office Trust, Series 2021-OVA-X	0.26%	(b)(c)(h)	07/17/2041	2,795,621
32,470,075	SLIDE, Series 2018-FUN-XCP	0.00%	(b)(c)(h)	12/15/2022	325
16,320,871	SMR Mortgage Trust, Series 2022-IND-A (Secured Overnight Financing Rate 1 Month + 1.65%, 1.65% Floor)	4.50%	(b)	02/15/2039	15,668,901
16,035,000	Soho Trust, Series 2021-SOHO-B	2.79%	(b)(c)	08/12/2038	12,194,807
3,500,000	SREIT Trust, Series 2021-MFP-D (1 Month LIBOR USD + 1.58%, 1.58% Floor)	4.40%	(b)	11/15/2038	3,290,333
8,500,000	SREIT Trust, Series 2021-MFP-E (1 Month LIBOR USD + 2.03%, 2.03% Floor)	4.84%	(b)	11/15/2038	7,951,842
459,000	STWD Ltd., Series 2019-FL1-C (Secured Overnight Financing Rate 1 Month + 2.06%, 1.95% Floor)	4.99%	(b)	07/15/2038	441,784
8,744,000	STWD Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 2.46%, 2.35% Floor)	5.39%	(b)	07/15/2038	8,643,951
4,376,054	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.48%, 3.18% Floor)	6.12%	(b)	11/13/2034	4,116,328
11,630,000	TRTX Issuer Ltd., Series 2022-FL5-A (Secured Overnight Financing Rate 30 Day Average + 1.65%, 1.65% Floor)	3.94%	(b)	02/17/2039	11,373,652
3,870,000	UBS Commercial Mortgage Trust, Series 2017-C1-B	4.04%		06/17/2050	3,383,733
2,034,000	UBS Commercial Mortgage Trust, Series 2017-C1-XB	1.11%	(c)(h)	06/17/2050	77,441
1,500,000	UBS Commercial Mortgage Trust, Series 2017-C4-C	4.68%	(c)	10/17/2050	1,310,847
77,394,864	UBS Commercial Mortgage Trust, Series 2018-C13-XA	0.90%	(c)(h)	10/17/2051	2,359,723
6,009,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.87%	(c)	02/17/2051	5,299,516
1,067,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	5.12%	(c)	03/17/2051	931,143
5,893,630	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	5.59%	(b)	09/15/2036	5,720,935
1,000,000	VMC Finance LLC, Series 2022-FL5-A (Secured Overnight Financing Rate 30 Day Average + 1.90%, 1.90% Floor)	4.18%	(b)	02/18/2039	976,160
540,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/17/2047	508,358
9,853,681	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.99%	(c)(h)	02/18/2048	155,808
50,157,700	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	1.03%	(c)(h)	09/17/2058	1,036,945
2,651,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-C	4.42%	(c)	07/17/2058	2,436,713
23,676,377	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.77%	(c)(h)	07/17/2058	329,582
10,713,641	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.75%	(c)(h)	03/15/2059	458,933
3,546,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-C	4.53%	(c)	11/18/2049	3,169,466
21,254,519	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.73%	(c)(h)	11/18/2049	975,793
68,696,127	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.12%	(c)(h)	07/15/2050	2,425,887
22,544,654	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.75%	(c)(h)	08/15/2052	1,659,023
70,533,361	Wells Fargo Commercial Mortgage Trust, Series 2020-C57-XA	2.22%	(c)(h)	08/15/2053	7,861,521
63,111,090	Wells Fargo Commercial Mortgage Trust, Series 2021-C59-XA	1.67%	(c)(h)	04/17/2054	5,431,075
272,707	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	5.32%	(b)	02/15/2040	253,114
5,250,000	Wells Fargo Commercial Mortgage Trust, Series 2022-ONL-A	3.86%	(b)	12/16/2039	4,744,744
2,611,922	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.13%	(c)(h)	03/15/2047	22,909
6,671,698	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.17%	(c)(h)	08/16/2047	99,547

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $898,778,388)					779,241,161

Non-Agency Residential Collateralized Mortgage Obligations - 16.6%
5,251,075	ACE Securities Corporation Home Equity Loan Trust, Series 2006-CW1-A2D (1 Month LIBOR USD + 0.52%, 0.52% Floor)	3.60%		07/25/2036	4,393,197
7,363,586	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	3.20%		11/25/2036	3,358,846
5,569,613	Adjustable Rate Mortgage Trust, Series 2006-1-6A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	3.34%		03/25/2036	3,599,938
5,359,391	AJAX Mortgage Loan Trust, Series 2021-C-A	2.12%	(b)(g)	01/25/2061	4,964,173
2,517,798	American Home Mortgage Investment Trust, Series 2004-2-M1 (1 Month LIBOR USD + 0.90%, 0.90% Floor, 11.00% Cap)	3.98%		02/25/2044	2,291,041
6,000,000	Angel Oak Mortgage Trust LLC, Series 2019-1-M1	4.50%	(b)(c)	11/25/2048	5,880,025
2,719,257	Angel Oak Mortgage Trust LLC, Series 2020-2-A1A	2.53%	(b)(c)	01/25/2065	2,526,036
2,749,904	Angel Oak Mortgage Trust LLC, Series 2020-4-A1	1.47%	(b)(c)	05/25/2065	2,548,159
509,376	Angel Oak Mortgage Trust LLC, Series 2020-6-A3	1.78%	(b)(c)	05/25/2065	439,987
8,441,362	Angel Oak Mortgage Trust LLC, Series 2021-7-A1	1.98%	(b)(c)	10/25/2066	7,038,117
1,238,964	Arroyo Mortgage Trust, Series 2019-1-A1	3.81%	(b)(c)	01/25/2049	1,168,412
675,445	Arroyo Mortgage Trust, Series 2019-2-A2	3.50%	(b)(c)	04/25/2049	634,130
4,970,859	Arroyo Mortgage Trust, Series 2019-3-A3	3.42%	(b)(c)	10/25/2048	4,628,419
1,144,985	Banc of America Funding Trust, Series 2006-7-T2A1	5.88%	(c)	10/25/2036	990,696
10,950,188	Banc of America Funding Trust, Series 2015-R2-4A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	3.00%	(b)	09/29/2036	8,926,667
2,298,397	Banc of America Funding Trust, Series 2015-R2-9A2	3.36%	(b)(d)	03/27/2037	2,116,262
1,178,907	Banc of America Mortgage Trust, Series 2005-I-2A5	3.45%	(c)	10/25/2035	1,114,815
2,585,473	Banc of America Mortgage Trust, Series 2007-3-1A1	6.00%		09/25/2037	2,240,944
6,852,585	BCAP LLC Trust, Series 2009-RR4-7A2	6.00%	(b)(c)	03/26/2037	3,074,141
1,375,717	BCAP LLC Trust, Series 2012-RR1-3A4	5.50%	(b)(c)	10/26/2035	990,030
344,770	Bellemeade Ltd., Series 2018-3A-M1B (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.93%	(b)	10/25/2028	344,140
19,354,389	BRAVO Residential Funding Trust, Series 2021-B-A1	2.12%	(b)(g)	04/25/2069	18,377,376
3,739,893	BRAVO Residential Funding Trust, Series 2021-NQM2-A3	1.44%	(b)(c)	03/25/2060	3,555,057
9,185,558	BRAVO Residential Funding Trust, Series 2022-RPL1-A1	2.75%	(b)(c)	09/25/2061	8,256,652
773,104	CHL Mortgage Pass-Through Trust, Series 2005-10-A2	5.50%		05/25/2035	632,747
10,060,367	CHL Mortgage Pass-Through Trust, Series 2006-20-1A18 (1 Month LIBOR USD + 0.65%, 0.65% Floor, 6.00% Cap)	3.73%		02/25/2037	4,126,157
1,700,854	CHL Mortgage Pass-Through Trust, Series 2006-21-A10	5.75%		02/25/2037	881,427
574,900	CHL Mortgage Pass-Through Trust, Series 2007-14-A15	6.50%		09/25/2037	344,971
1,903,325	Citigroup Mortgage Loan Trust, Series 2020-EXP1-A1A	1.80%	(b)(c)	04/25/2060	1,758,301
695,052	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	609,001
198,156	COLT Mortgage Loan Trust, Series 2020-3-A3	2.38%	(b)(c)	04/27/2065	187,345
3,394,698	COLT Mortgage Loan Trust, Series 2021-1R-A1	0.86%	(b)(c)	05/25/2065	2,998,891
6,109,230	COLT Mortgage Loan Trust, Series 2021-5-A1	1.73%	(b)(c)	11/25/2066	5,196,800
6,705,931	COLT Mortgage Loan Trust, Series 2022-2-A1	2.99%	(b)(g)	12/31/2049	5,962,699
329,243	Countrywide Alternative Loan Trust, Series 2005-23CB-A15	5.50%		07/25/2035	269,133
1,129,139	Countrywide Alternative Loan Trust, Series 2005-28CB-1A6	5.50%		08/25/2035	991,327
4,403,978	Countrywide Alternative Loan Trust, Series 2005-49CB-A6	5.50%		11/25/2035	3,088,081
1,591,679	Countrywide Alternative Loan Trust, Series 2005-61-1A2 (1 Month LIBOR USD + 0.74%, 0.74% Floor)	3.82%		12/25/2035	1,397,115
7,925,440	Countrywide Alternative Loan Trust, Series 2005-62-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	3.68%		12/25/2035	6,146,528
8,130,674	Countrywide Alternative Loan Trust, Series 2006-16CB-A5	6.00%		06/25/2036	5,108,371
1,554,700	Countrywide Alternative Loan Trust, Series 2006-32CB-A21	5.50%		11/25/2036	925,047
2,249,302	Countrywide Alternative Loan Trust, Series 2006-34-A6	6.25%		11/25/2046	1,147,224
5,709,421	Countrywide Alternative Loan Trust, Series 2006-36T2-1A3	5.75%		12/25/2036	2,525,579
1,471,466	Countrywide Alternative Loan Trust, Series 2006-J4-2A9	6.00%		07/25/2036	961,206
1,562,392	Countrywide Alternative Loan Trust, Series 2006-J6-A5	6.00%		09/25/2036	895,264
3,239,286	Countrywide Alternative Loan Trust, Series 2006-OA12-A1B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.18%		09/20/2046	3,104,118
4,292,887	Countrywide Alternative Loan Trust, Series 2006-OA21-A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.18%		03/20/2047	3,426,304
11,484,671	Countrywide Alternative Loan Trust, Series 2007-12T1-A11	6.00%		06/25/2037	5,909,313
10,303,639	Countrywide Alternative Loan Trust, Series 2007-12T1-A5	6.00%		06/25/2037	5,301,626
308,114	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	204,604
4,432,378	Countrywide Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	2,582,120
11,189,869	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	5,970,780
2,452	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-8-6A1	4.50%		10/25/2022	739
1,173,379	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	886,079
52,664	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-8A5	6.00%		12/25/2035	42,118
514,686	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	312,751
2,018,813	Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1-A1	1.62%	(b)(g)	04/25/2065	1,986,531
46,498,741	Credit Suisse Mortgage-Backed Trust, Series 2019-RP10-A1	2.94%	(b)(c)	12/25/2059	45,352,515
8,759,967	CSMC Trust, Series 2009-8R-8A2	6.00%	(b)(c)	03/26/2037	3,892,890
504,074	CSMC Trust, Series 2011-12R-3A5	3.40%	(b)(c)	07/27/2036	489,195
7,572,985	CSMC Trust, Series 2020-RPL2-A12	3.45%	(b)(c)	02/25/2060	7,421,442
5,388,195	CSMC Trust, Series 2020-RPL3-A1	2.69%	(b)(c)	03/25/2060	5,209,975
566,478	CSMC Trust, Series 2021-JR1-A1	2.47%	(b)(c)	09/27/2066	540,210
18,904,294	CSMC Trust, Series 2022-NQM1-A1	2.27%	(b)(c)	11/25/2066	16,283,785
7,063,355	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	3.34%		12/25/2036	2,648,086
4,686,975	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	3.46%		12/25/2036	1,764,577
213,769	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA2-A1 (12 Month US Treasury Average + 0.77%, 0.77% Floor)	1.87%		04/25/2047	189,057
437,278	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A1A	6.01%	(c)	10/25/2036	373,232
380,878	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.56%	(b)(c)	07/28/2037	312,404
5,392,625	GCAT Trust, Series 2020-3-A1	2.98%	(b)(g)	09/25/2025	5,222,107
3,660,662	GCAT Trust, Series 2020-NQM2-A1	1.56%	(b)(g)	04/25/2065	3,317,413
7,812,395	GCAT Trust, Series 2021-NQM4-A3	1.56%	(b)(c)	08/25/2066	6,406,848
461,134	GS Mortgage-Backed Securities Trust, Series 2019-SL1-A1	2.63%	(b)(c)	01/25/2059	459,416
5,483,687	GSAA Home Equity Trust, Series 2006-19-A3A (1 Month LIBOR USD + 0.48%, 0.48% Floor)	3.56%		12/25/2036	2,351,484
336,899	GSR Mortgage Loan Trust, Series 2006-2F-3A4	6.00%		02/25/2036	169,704
2,421,543	Harborview Mortgage Loan Trust, Series 2006-1-2A1A (1 Month LIBOR USD + 0.48%, 0.48% Floor)	3.47%		03/19/2036	2,169,705
826,040	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	3.62%		02/25/2037	739,313
707,182	IndyMac INDX Mortgage Loan Trust, Series 2006-AR5-2A1	3.14%	(c)	05/25/2036	656,327
33,015,012	JP Morgan Alternative Loan Trust, Series 2005-S1-1A4	6.00%		12/25/2035	14,435,738
3,845,969	JP Morgan Alternative Loan Trust, Series 2007-S1-A2 (1 Month LIBOR USD + 0.68%, 0.68% Floor, 11.50% Cap)	3.76%		06/25/2037	3,683,883
11,616,597	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2-A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	3.58%		06/25/2036	5,807,016
6,223,542	JP Morgan Resecuritization Trust, Series 2014-4-1C	0.00%	(b)(c)	01/26/2036	2,009,377
18,113,235	Legacy Mortgage Asset Trust, Series 2020-GS3-A1	3.25%	(b)(g)	05/25/2060	17,923,812
5,411,614	Legacy Mortgage Asset Trust, Series 2020-GS4-A1	3.25%	(b)(g)	02/25/2060	5,289,604
1,775,301	Legacy Mortgage Asset Trust, Series 2020-SL1-A	2.73%	(b)(g)	01/25/2060	1,730,938
3,030,639	Legacy Mortgage Asset Trust, Series 2021-GS1-A1	1.89%	(b)(g)	10/25/2066	2,807,276
13,795,469	Legacy Mortgage Asset Trust, Series 2021-GS3-A1	1.75%	(b)(g)	07/25/2061	12,631,397
26,075,586	Legacy Mortgage Asset Trust, Series 2021-GS4-A1	1.65%	(b)(g)	11/25/2060	23,960,105
196,079	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	110,510
9,754,425	Lehman Mortgage Trust, Series 2007-15N-3A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	3.33%		08/25/2047	8,149,541
15,823,821	Lehman Mortgage Trust, Series 2007-4N-1A3 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	3.56%		03/25/2047	14,019,494
10,000,000	LHOME Mortgage Trust, Series 2021-RTL1-A1	2.09%	(b)(c)	02/25/2026	9,647,828
16,826,959	Long Beach Mortgage Loan Trust, Series 2006-11-2A2 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	3.18%		12/25/2036	6,709,843
10,051,111	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	3.46%		03/25/2046	4,273,263
76,071	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	3.21%	(c)	04/25/2036	45,839
1,613,575	MASTR Adjustable Rate Mortgages Trust, Series 2006-OA2-4A1A (12 Month US Treasury Average + 0.85%, 0.85% Floor)	1.95%		12/25/2046	1,436,361
342,629	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A6	6.00%		03/25/2037	143,253
1,206,046	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	579,873
36,657,798	Merrill Lynch Mortgage Investors Trust, Series 2006-RM2-A1A (1 Month LIBOR USD + 0.37%, 0.37% Floor)	3.45%		05/25/2037	12,112,975
4,617,439	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A2A (1 Month LIBOR USD + 0.24%, 0.24% Floor)	3.32%		02/25/2037	1,563,645
7,139,928	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A2B (1 Month LIBOR USD + 0.42%, 0.42% Floor)	3.50%		02/25/2037	2,419,004
5,899,265	MFA Trust, Series 2021-NQM2-A3	1.47%	(b)(c)	11/25/2064	4,811,462
237,277	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.47%	(c)	02/25/2036	143,505
553,509	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69%	(b)(c)	10/25/2060	529,845
17,882,209	New York Mortgage Trust, Series 2020-SP2-A1	2.94%	(b)(c)	10/25/2060	17,254,683
25,000,000	New York Mortgage Trust, Series 2021-BPL1-A1	2.24%	(b)(g)	05/25/2026	23,667,427
4,287,620	Nomura Resecuritization Trust, Series 2015-8R-4A4	2.24%	(b)(c)	11/26/2047	3,505,500
502,083	OBX Trust, Series 2020-EXP2-A3	2.50%	(b)(c)	05/25/2060	445,064
3,473,620	OBX Trust, Series 2021-NQM2-A3	1.56%	(b)(c)	05/25/2061	2,897,598
7,033,418	OBX Trust, Series 2022-NQM1-A1	2.31%	(b)(c)	11/25/2061	6,073,201
2,901,375	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24%	(b)(g)	09/29/2060	2,760,681
3,613,086	Pretium Mortgage Credit Partners LLC, Series 2021-NPL2-A1	1.99%	(b)(g)	06/29/2060	3,377,695
30,654,356	Pretium Mortgage Credit Partners LLC, Series 2021-NPL3-A1	1.87%	(b)(g)	07/25/2051	27,424,905
26,341,517	Pretium Mortgage Credit Partners LLC, Series 2021-RN1-A1	1.99%	(b)(g)	02/25/2061	24,715,524
6,454,124	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74%	(b)(g)	07/25/2051	5,941,777
7,089,786	Pretium Mortgage Credit Partners LLC, Series 2022-NPL2-A1	5.24%	(b)(g)	04/25/2052	6,846,093
19,738,633	PRPM LLC, Series 2021-2-A1	2.12%	(b)(c)	03/25/2026	18,526,768
8,361,579	PRPM LLC, Series 2021-4-A1	1.87%	(b)(g)	04/25/2026	7,701,411
6,514,612	PRPM LLC, Series 2021-6-A1	1.79%	(b)(g)	07/25/2026	6,024,887
12,735,068	PRPM LLC, Series 2021-7-A1	1.87%	(b)(g)	08/25/2026	11,733,642
8,898,082	PRPM LLC, Series 2022-1-A1	3.72%	(b)(g)	02/25/2027	8,324,073
673,097	RBSSP Resecuritization Trust, Series 2009-2-3A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	2.94%	(b)	04/26/2035	611,528
554,651	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	443,679
1,455,984	Residential Accredit Loans, Inc., Series 2007-QS4-3A4	6.00%		03/25/2037	1,173,048
1,813,058	Residential Accredit Loans, Inc., Series 2007-QS4-3A9	6.00%		03/25/2037	1,460,687
1,234,743	Residential Accredit Loans, Inc., Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.68%		06/25/2037	960,209
810,734	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	654,198
4,866,803	Residential Asset Securities Corporation, Series 2004-KS7-A2A (1 Month LIBOR USD + 0.58%, 0.58% Floor)	3.66%		08/25/2034	4,473,098
688,541	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	308,351
2,102,483	Residential Asset Securitization Trust, Series 2006-A6-1A4	6.00%		07/25/2036	651,171
4,679,675	Residential Funding Mortgage Securities Trust, Series 2007-S1-A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.68%		01/25/2037	3,630,632
5,394,000	Residential Mortgage Loan Trust, Series 2019-2-M1	3.86%	(b)(c)	05/25/2059	5,076,146
6,095,027	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM3-A1 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	3.18%		10/25/2036	2,277,684
1,830,060	Soundview Home Loan Trust, Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	3.26%		08/25/2037	1,770,530
13,953,904	Specialty Underwriting & Residential Finance Trust, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	3.36%		09/25/2037	12,585,048
8,000,000	Starwood Mortgage Residential Trust, Series 2020-2-M1E	3.00%	(b)	04/25/2060	7,964,913
31,935,384	Starwood Mortgage Residential Trust, Series 2021-5-A1	1.92%	(b)(c)	09/25/2066	26,342,470
1,345,121	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.26%	(c)	12/25/2035	1,210,485
25,275,205	Toorak Mortgage Corporation Ltd., Series 2020-1-A1	2.73%	(b)(g)	03/25/2023	25,145,677
13,010,768	VCAT LLC, Series 2021-NPL1-A1	2.29%	(b)(g)	12/26/2050	12,507,322
14,118,008	VCAT LLC, Series 2021-NPL4-A1	1.87%	(b)(g)	08/25/2051	13,038,092
7,254,179	VCAT LLC, Series 2021-NPL5-A1	1.87%	(b)(g)	08/25/2051	6,639,241
3,705,125	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	(b)(c)	10/25/2048	3,591,581
3,489,593	Velocity Commercial Capital Loan Trust, Series 2020-1-M2	2.98%	(b)(c)	02/25/2050	3,111,132
2,735,901	Velocity Commercial Capital Loan Trust, Series 2021-1-M2	2.26%	(b)(c)	05/25/2051	2,044,248
1,986,015	Velocity Commercial Capital Loan Trust, Series 2021-2-M2	2.20%	(b)(c)	08/25/2051	1,575,644
2,861,738	Verus Securitization Trust, Series 2020-4-A1	1.50%	(b)(g)	05/25/2065	2,730,112
314,852	Verus Securitization Trust, Series 2020-4-A3	2.32%	(b)(g)	05/25/2065	302,383
1,500,000	Verus Securitization Trust, Series 2020-INV1-A2	3.04%	(b)(c)	03/25/2060	1,438,683
69,194	Verus Securitization Trust, Series 2020-NPL1-A1	3.60%	(b)(g)	08/25/2050	69,023
16,706,059	Verus Securitization Trust, Series 2021-7-A1	1.83%	(b)(c)	10/25/2066	14,217,486
2,835,821	Verus Securitization Trust, Series 2021-R1-A3	1.26%	(b)(c)	10/25/2063	2,603,080
20,576,734	Verus Securitization Trust, Series 2022-3-A1	4.13%	(b)(g)	02/25/2067	18,948,588
5,212,560	VOLT LLC, Series 2021-NP10-A1	1.99%	(b)(g)	05/25/2051	4,813,068
8,131,633	VOLT LLC, Series 2021-NP11-A1	1.87%	(b)(g)	08/25/2051	7,410,426
13,347,042	VOLT LLC, Series 2021-NPL1-A1	1.89%	(b)(g)	02/27/2051	12,182,507
1,211,241	VOLT LLC, Series 2021-NPL2-A1	1.89%	(b)(g)	02/27/2051	1,130,045
5,719,642	VOLT LLC, Series 2021-NPL5-A1	2.12%	(b)(g)	03/27/2051	5,272,794
3,216,778	VOLT LLC, Series 2021-NPL6-A1	2.24%	(b)(g)	04/25/2051	2,947,150
28,627,912	VOLT LLC, Series 2021-NPL8-A1	2.12%	(b)(g)	04/25/2051	26,613,621
6,606,402	Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5-2A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	3.26%		10/25/2036	2,848,465
2,426,187	Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5-2A3 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	3.31%		10/25/2036	1,046,206
1,122,774	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-8-2CB3 (1 Month LIBOR USD + 0.41%, 0.41% Floor, 5.50% Cap)	3.49%		10/25/2035	1,061,705
3,409,379	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR4-A5	2.98%	(c)	04/25/2035	3,219,498
78,487	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-1A5	6.00%		07/25/2036	59,737
2,976,437	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10-2A1	3.55%	(c)	09/25/2036	2,509,024
12,176,303	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR18-1A1	2.57%	(c)	01/25/2037	10,892,989
1,746,269	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HE4-2A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	3.25%		07/25/2047	1,137,312
589,680	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	512,451
2,305,880	Wells Fargo Mortgage Backed Securities Trust, Series 2007-15-A1	6.00%		11/25/2037	1,921,978
7,646,810	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR6-A2	4.25%	(c)	10/25/2037	6,855,893

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $993,533,457)					881,494,596

US Corporate Bonds - 7.7%
3,810,000	AbbVie, Inc.	2.30%		11/21/2022	3,801,025
2,340,000	AbbVie, Inc.	2.60%		11/21/2024	2,228,546
890,000	American Express Company	3.38%		05/03/2024	868,331
1,899,000	American Express Company (3 Month LIBOR USD + 0.65%)	3.69%		02/27/2023	1,899,436
3,310,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	3.76%		03/04/2025	3,307,979
3,400,000	Amgen, Inc.	3.63%		05/22/2024	3,342,814
2,730,000	Amgen, Inc.	3.13%		05/01/2025	2,619,137
9,290,000	Athene Global Funding	3.45%	(b)(d)	05/24/2024	9,117,743
2,790,000	Atmos Energy Corporation	0.63%		03/09/2023	2,746,131
1,925,000	Avery Dennison Corporation	0.85%		08/15/2024	1,783,128
8,205,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	3.95%		03/05/2024	8,190,875
3,985,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	3.17%		04/22/2025	3,921,758
3,350,000	Bank of America Corporation (Secured Overnight Financing Rate + 1.10%)	3.62%		04/25/2025	3,338,127
2,605,000	Boeing Company	4.51%		05/01/2023	2,596,626
425,000	Boeing Company	4.88%		05/01/2025	415,105
2,795,000	Brighthouse Financial Global Funding	0.60%	(b)	06/28/2023	2,708,571
2,621,000	Broadcom, Inc.	3.15%		11/15/2025	2,462,965
540,000	Broadcom, Inc.	3.88%		01/15/2027	497,483
6,125,000	Campbell Soup Company	3.95%		03/15/2025	5,963,852
3,160,000	Capital One Financial Corporation (Secured Overnight Financing Rate + 2.16%)	4.99%		07/24/2026	3,091,073
8,787,000	Cardinal Health, Inc.	3.08%		06/15/2024	8,494,226
767,000	Cardinal Health, Inc.	3.50%		11/15/2024	742,009
4,880,000	Caterpillar Financial Services Corporation	3.65%		08/12/2025	4,746,911
6,140,000	Charles Schwab Corporation	3.88%	(d)	03/03/2027	6,098,613
2,205,000	Cigna Corporation	0.61%		03/15/2024	2,077,213
4,227,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	4.11%		06/01/2024	4,232,880
2,050,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	1,874,133
6,070,000	Conagra Brands, Inc.	4.30%		05/01/2024	5,977,298
279,000	Dell International LLC	5.45%		06/15/2023	279,787
2,162,000	Dell International LLC	4.00%		07/15/2024	2,123,964
3,505,000	Dell International LLC	5.85%		07/15/2025	3,535,336
3,225,000	Dollar General Corporation	4.15%		11/01/2025	3,130,137
5,513,000	Dollar Tree, Inc.	4.00%		05/15/2025	5,347,676
9,145,000	Elevance Health, Inc.	3.50%		08/15/2024	8,952,172
5,210,000	Energy Transfer LP	5.88%		01/15/2024	5,223,652
749,000	Energy Transfer LP	4.50%		04/15/2024	737,728
6,735,000	Entergy Corporation	0.90%		09/15/2025	5,932,023
6,640,000	Equinix, Inc.	1.25%		07/15/2025	5,944,482
5,919,000	Expedia Group, Inc.	6.25%	(b)	05/01/2025	5,963,899
6,138,000	Exxon Mobil Corporation	1.57%		04/15/2023	6,052,108
3,040,000	General Mills, Inc.	4.00%		04/17/2025	2,970,839
6,020,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	5,865,272
6,185,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	5,914,707
6,042,000	HCA, Inc.	5.00%		03/15/2024	6,006,179
5,313,000	Hyatt Hotels Corporation	1.30%		10/01/2023	5,113,322
3,695,000	Hyundai Capital America	2.85%	(b)	11/01/2022	3,689,883
2,570,000	Hyundai Capital America	1.00%	(b)	09/17/2024	2,349,958
6,110,000	JPMorgan Chase & Company	3.90%		07/15/2025	5,913,263
3,835,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 0.42%)	0.56%		02/16/2025	3,587,613
8,475,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.32%)	3.80%		04/26/2026	8,425,615
6,400,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	6,032,749
680,000	Kinder Morgan, Inc.	4.30%		06/01/2025	663,861
1,735,000	Lowe’s Companies, Inc.	4.40%		09/08/2025	1,709,793
6,300,000	Magallanes, Inc.	3.79%	(b)	03/15/2025	5,954,083
6,105,000	Marriott International, Inc.	3.60%		04/15/2024	5,965,078
6,060,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	5,979,600
1,880,000	Martin Marietta Materials, Inc.	0.65%		07/15/2023	1,815,957
2,310,000	McDonald’s Corporation	3.35%		04/01/2023	2,296,275
1,435,000	McDonald’s Corporation	3.38%		05/26/2025	1,379,987
2,515,000	McDonald’s Corporation	1.45%		09/01/2025	2,295,605
6,401,000	Microchip Technology, Inc.	0.97%		02/15/2024	6,035,439
6,180,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	6,080,278
6,200,000	Morgan Stanley (Secured Overnight Financing Rate + 0.62%)	0.73%		04/05/2024	6,051,584
4,851,000	Mosaic Company	4.25%		11/15/2023	4,814,273
500,000	Mylan, Inc.	3.13%	(b)	01/15/2023	497,424
2,455,000	New York Life Global Funding	3.60%	(b)	08/05/2025	2,378,351
1,825,000	NextEra Energy Capital Holdings, Inc.	4.20%		06/20/2024	1,803,233
605,000	NextEra Energy Capital Holdings, Inc.	4.26%		09/01/2024	596,723
1,630,000	Nissan Motor Acceptance Company LLC	1.13%	(b)	09/16/2024	1,482,698
4,545,000	Northrop Grumman Corporation	3.25%		08/01/2023	4,506,317
303,000	Northrop Grumman Corporation	2.93%		01/15/2025	289,191
6,405,000	NVIDIA Corporation	0.58%		06/14/2024	5,987,715
4,615,000	Omnicom Group, Inc.	3.65%		11/01/2024	4,502,363
3,330,000	Pacific Gas and Electric Company	3.25%		02/16/2024	3,216,175
2,800,000	Pacific Gas and Electric Company	4.95%		06/08/2025	2,721,241
2,780,000	Parker-Hannifin Corporation	3.65%		06/15/2024	2,721,039
6,345,000	Penske Truck Leasing Company LP	2.70%	(b)	11/01/2024	5,981,809
6,160,000	PepsiCo, Inc.	0.75%		05/01/2023	6,045,197
1,865,000	Phillips 66	3.85%		04/09/2025	1,809,337
1,570,000	Phillips 66	1.30%		02/15/2026	1,372,958
1,130,000	Pioneer Natural Resources Company	0.55%		05/15/2023	1,102,993
2,185,000	Pioneer Natural Resources Company	1.13%		01/15/2026	1,912,591
4,730,000	Public Service Enterprise Group, Inc.	0.84%		11/08/2023	4,512,945
6,267,000	Republic Services, Inc.	2.50%		08/15/2024	5,988,705
6,170,000	Royalty Pharma PLC	0.75%		09/02/2023	5,911,319
140,000	Royalty Pharma PLC	1.20%		09/02/2025	123,895
2,910,000	Sabine Pass Liquefaction LLC	5.63%		03/01/2025	2,910,287
6,030,000	Schlumberger Holdings Corporation	3.75%	(b)	05/01/2024	5,914,751
2,461,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	2,408,063
5,025,000	Simon Property Group LP	2.00%		09/13/2024	4,750,011
6,100,000	Southern California Edison Company	3.82%	(d)	04/01/2024	6,007,663
2,720,000	Synchrony Financial	4.38%		03/19/2024	2,673,055
3,295,000	Synchrony Financial	4.25%		08/15/2024	3,215,573
4,380,000	Thermo Fisher Scientific, Inc.	0.80%		10/18/2023	4,216,036
3,060,000	Toyota Motor Credit Corporation	3.65%		08/18/2025	2,965,407
6,300,000	Triton Container International Ltd.	0.80%	(b)	08/01/2023	6,014,185
3,083,000	Truist Financial Corporation (Secured Overnight Financing Rate + 0.40%)	3.27%		06/09/2025	3,021,425
1,815,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	1,703,497
1,885,000	UnitedHealth Group, Inc.	3.70%		05/15/2027	1,795,696
6,075,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	4.01%		05/15/2025	6,109,649
2,072,000	Viatris, Inc.	1.65%		06/22/2025	1,844,319
2,410,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.32%)	3.77%		04/25/2026	2,398,881
2,425,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.56%)	4.54%		08/15/2026	2,347,318
6,195,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	6,051,214
6,120,000	Welltower, Inc.	3.63%		03/15/2024	5,983,141
3,000,000	Williams Companies, Inc.	4.55%		06/24/2024	2,972,783
3,370,000	Workday, Inc.	3.50%		04/01/2027	3,122,147
6,480,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	5,997,867

Total US Corporate Bonds (Cost $428,279,405)					409,165,352

US Government and Agency Mortgage Backed Obligations - 2.8%
517,654	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08626	3.00%		02/01/2045	462,533
506,292	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08631	3.00%		03/01/2045	452,276
8,714,888	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SB8119	2.00%		09/01/2036	7,698,491
20,231,721	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.45%	(c)(h)	03/25/2023	39,320
3,740,153	Federal Home Loan Mortgage Corporation Pass-Thru, Series K-F113-AS (Secured Overnight Financing Rate 30 Day Average + 0.23%, 0.23% Floor)	2.51%		05/25/2028	3,670,862
306,216	Federal Home Loan Mortgage Corporation REMICS, Series 3417-SM (-1 x 1 Month LIBOR USD + 6.28%, 6.28% Cap)	3.46%	(h)(i)	02/15/2038	27,002
294,681	Federal Home Loan Mortgage Corporation REMICS, Series 4060-QA	1.50%		09/15/2026	293,966
697,052	Federal Home Loan Mortgage Corporation REMICS, Series 4471-GA	3.00%		02/15/2044	651,191
9,796,803	Federal Home Loan Mortgage Corporation REMICS, Series 4954-LB	2.50%		02/25/2050	8,752,071
6,534,068	Federal Home Loan Mortgage Corporation REMICS, Series 5105-NH	2.00%		02/25/2037	5,783,843
982,954	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	4.28%	(b)	01/25/2051	945,432
666,804	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	595,286
1,662,175	Federal National Mortgage Association Pass-Thru, Pool CB0302	1.50%		05/01/2036	1,429,660
199,317	Federal National Mortgage Association Pass-Thru, Pool MA1200	3.00%		10/01/2032	183,872
820,237	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	710,493
14,814,010	Federal National Mortgage Association Pass-Thru, Pool MA4176	2.00%		11/01/2040	12,433,421
607,412	Federal National Mortgage Association REMICS, Series 2012-32-DA	2.00%		11/25/2026	595,043
46,121	Federal National Mortgage Association REMICS, Series 2013-40-KP	3.50%		04/25/2042	46,043
1,530,531	Federal National Mortgage Association REMICS, Series 2016-72-PA	3.00%		07/25/2046	1,392,550
7,653,475	Federal National Mortgage Association REMICS, Series 2019-25-SB (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	2.97%	(h)(i)	06/25/2049	771,615
5,810,083	Federal National Mortgage Association REMICS, Series 2020-39-MH	3.00%		06/25/2040	5,251,001
5,015,546	Federal National Mortgage Association REMICS, Series 2021-21-HG	2.00%		11/25/2047	4,448,891
9,391,338	Federal National Mortgage Association REMICS, Series 2021-29-CG	1.25%		05/25/2041	8,080,884
1,657,943	Federal National Mortgage Association, Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.39% Cap)	2.39%		11/01/2042	1,676,575
2,999,842	Federal National Mortgage Association, Pool AP7870 (12 Month LIBOR USD + 1.70%, 1.70% Floor, 7.55% Cap)	3.95%		07/01/2042	3,056,196
846,489	Federal National Mortgage Association, Pool BM3520 (12 Month LIBOR USD + 1.55%, 1.55% Floor, 7.01% Cap)	3.27%		05/01/2045	854,883
4,124,468	Federal National Mortgage Association, Pool BM4513 (12 Month LIBOR USD + 1.67%, 1.67% Floor, 7.72% Cap)	2.58%		05/01/2044	4,196,567
22,828,642	Federal National Mortgage Association, Series 2020-M49-1A1	1.30%	(c)	11/25/2030	19,865,576
10,025,746	Federal National Mortgage Association, Series 2021-M20-A1	1.90%	(c)	10/25/2031	8,794,102
12,210,211	Federal National Mortgage Association, Series 2022-M11-A1	3.05%	(c)	10/25/2027	11,940,955
8,875,949	Federal National Mortgage Association, Series 2022-M1S-A1	2.15%	(c)	04/25/2032	7,929,614
31,121,835	Federal National Mortgage Association, Series 2022-M5-A1	2.45%	(c)	01/25/2034	27,447,283
265,258	Government National Mortgage Association, Series 2016-136-UD	3.00%		04/20/2045	263,046
12,475	Government National Mortgage Association, Series 2017-4-NC	3.00%		10/20/2045	12,425

Total US Government and Agency Mortgage Backed Obligations (Cost $171,368,895)					150,752,968

US Government and Agency Obligations - 24.4%
93,800,000	United States Treasury Notes	0.13%		04/30/2023	91,703,080
277,700,000	United States Treasury Notes	2.50%		04/30/2024	269,998,163
333,900,000	United States Treasury Notes	2.50%		05/31/2024	324,280,812
146,900,000	United States Treasury Notes	3.00%		06/30/2024	143,718,123
147,700,000	United States Treasury Notes	3.00%		07/31/2024	144,422,906
92,100,000	United States Treasury Notes	3.25%		08/31/2024	90,445,078
147,700,000	United States Treasury Notes	2.88%		06/15/2025	142,467,035
92,100,000	United States Treasury Notes	3.00%		07/15/2025	89,031,199

Total US Government and Agency Obligations (Cost $1,323,454,810)					1,296,066,396

Common Stocks - 0.0%(l)
58,790	Foresight Equity (f)(j)				1,088,205
39,482	McDermott International Ltd. (j)				19,741

Total Common Stocks (Cost $989,313)					1,107,946

Warrants - 0.0%(l)
29,232	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (f)(j)				–

Total Warrants (Cost $–)					–

Short Term Investments - 4.1%
10,996,858	First American Government Obligations Fund - Class U	2.79%	(k)		10,996,858
10,996,858	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(k)		10,996,858
10,996,858	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(k)		10,996,858
92,800,000	United States Treasury Bills	0.00%		03/23/2023	91,187,774
99,500,000	United States Treasury Bills	0.00%		08/10/2023	96,329,048

Total Short Term Investments (Cost $220,700,700)					220,507,396

Total Investments - 119.4% (Cost $6,778,903,094)					6,342,028,864
Liabilities in Excess of Other Assets - (19.4)%					(1,031,766,340)

NET ASSETS - 100.0%					$5,310,262,524

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	24.4%
Collateralized Loan Obligations	22.6%
Non-Agency Residential Collateralized Mortgage Obligations	16.6%
Non-Agency Commercial Mortgage Backed Obligations	14.7%
Bank Loans	9.1%
Asset Backed Obligations	8.7%
Foreign Corporate Bonds	8.1%
US Corporate Bonds	7.7%
Short Term Investments	4.1%
US Government and Agency Mortgage Backed Obligations	2.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.6%
Common Stocks	0.0%	(l)
Warrants	0.0%	(l)
Other Assets and Liabilities	(19.4)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	24.4%
Collateralized Loan Obligations	22.6%
Non-Agency Residential Collateralized Mortgage Obligations	16.6%
Non-Agency Commercial Mortgage Backed Obligations	14.7%
Asset Backed Obligations	8.7%
Banking	5.3%
Short Term Investments	4.1%
US Government and Agency Mortgage Backed Obligations	2.8%
Utilities	2.0%
Healthcare	1.8%
Energy	1.3%
Business Equipment and Services	1.2%
Pharmaceuticals	1.2%
Electronics/Electric	1.1%
Media	0.9%
Transportation	0.9%
Telecommunications	0.8%
Chemicals/Plastics	0.8%
Food Service	0.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%
Food Products	0.6%
Retailers (other than Food/Drug)	0.6%
Hotels/Motels/Inns and Casinos	0.6%
Technology	0.6%
Automotive	0.5%
Containers and Glass Products	0.4%
Insurance	0.4%
Aerospace & Defense	0.4%
Leisure	0.4%
Building and Development (including Steel/Metals)	0.3%
Finance	0.3%
Mining	0.3%
Chemical Products	0.2%
Real Estate	0.2%
Environmental Control	0.2%
Financial Intermediaries	0.2%
Beverage and Tobacco	0.1%
Construction	0.1%
Commercial Services	0.1%
Diversified Manufacturing	0.1%
Industrial Equipment	0.1%
Food/Drug Retailers	0.0%	(l)
Consumer Products	0.0%	(l)
Other Assets and Liabilities	(19.4)%

	100.0%

(a)	Perpetual maturity. The date disclosed is the next call date of the security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(f)	Value determined using significant unobservable inputs.

(g)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(h)	Interest only security

(i)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(j)	Non-income producing security

(k)	Seven-day yield as of period end

(l)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

Swap Agreements

Excess Return Swaps

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/17/2023	60,000,000	$(2,910,453)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/16/2023	60,000,000	(2,974,066)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/01/2023	85,000,000	(3,383,635)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/27/2023	85,000,000	(4,404,869)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/09/2023	85,000,000	(5,292,447)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/31/2023	65,000,000	(5,424,604)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/14/2023	70,000,000	(5,724,781)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/16/2023	60,000,000	(5,849,732)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/15/2023	80,000,000	(6,608,778)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/26/2023	95,000,000	(7,362,108)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/06/2023	70,000,000	(7,829,294)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/18/2023	75,000,000	(7,999,572)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/10/2023	85,000,000	(8,242,409)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/24/2023	70,000,000	(8,591,474)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	06/13/2023	80,000,000	(8,633,945)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/22/2023	60,000,000	(8,679,341)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/07/2023	85,000,000	(8,858,405)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/19/2023	70,000,000	(8,887,467)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/01/2023	60,000,000	(9,191,573)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/01/2023	90,000,000	(9,206,478)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/09/2023	100,000,000	(9,445,593)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/28/2023	75,000,000	(10,631,935)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/06/2023	100,000,000	(11,545,354)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	07/25/2023	90,000,000	(12,180,374)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/04/2023	85,000,000	(12,297,867)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/31/2023	100,000,000	(12,751,084)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/14/2023	80,000,000	(12,778,000)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/20/2023	80,000,000	(12,802,280)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	07/11/2023	95,000,000	(12,877,635)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/11/2023	75,000,000	(12,966,382)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/12/2023	90,000,000	(14,003,359)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/08/2023	95,000,000	(14,003,992)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/29/2022	75,000,000	(14,221,754)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	03/14/2023	75,000,000	(14,300,653)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/06/2023	95,000,000	(15,060,308)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/19/2022	75,000,000	(15,516,985)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/30/2023	95,000,000	(16,160,282)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/27/2023	95,000,000	(16,619,197)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/12/2023	95,000,000	(16,650,587)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/24/2023	80,000,000	(17,006,331)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/23/2023	90,000,000	(17,055,731)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	04/26/2023	80,000,000	(17,141,014)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	02/21/2023	100,000,000	(17,369,009)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/21/2022	100,000,000	(17,418,035)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/26/2023	75,000,000	(17,660,204)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/28/2023	100,000,000	(18,189,410)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/08/2022	100,000,000	(18,385,466)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/25/2022	100,000,000	(18,461,600)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/22/2022	100,000,000	(18,493,615)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/16/2023	95,000,000	(18,506,215)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/16/2022	100,000,000	(18,608,277)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/20/2022	100,000,000	(18,610,303)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/04/2023	90,000,000	(18,614,458)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/02/2022	100,000,000	(18,760,480)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/18/2022	100,000,000	(18,781,221)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/27/2022	100,000,000	(19,327,226)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/18/2023	100,000,000	(20,098,232)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/11/2022	100,000,000	(20,140,392)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/19/2022	100,000,000	(20,626,892)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/30/2022	100,000,000	(20,643,479)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/27/2022	100,000,000	(20,774,504)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/20/2022	100,000,000	(21,097,492)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/15/2022	100,000,000	(21,372,361)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/01/2022	100,000,000	(21,438,235)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/10/2023	100,000,000	(21,472,046)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/28/2022	100,000,000	(21,606,904)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/22/2022	100,000,000	(21,777,566)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/06/2022	100,000,000	(21,815,180)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/14/2022	100,000,000	(21,875,658)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	01/11/2023	100,000,000	(22,031,714)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/13/2022	100,000,000	(22,078,572)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/17/2023	100,000,000	(22,377,803)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/07/2023	100,000,000	(22,509,211)

							$(1,064,993,888)

(1)

Shiller Barclays CAPE® US Sector II ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2022, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

DoubleLine Flexible Income Fund

Schedule of Investments

September 30, 2022 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 6.0%
5,000,000	Affirm Asset Securitization Trust, Series 2021-B-D	2.54%	(b)	08/17/2026	4,423,573
650,000	Amur Equipment Finance Receivables LLC, Series 2021-1A-E	4.13%	(b)	03/20/2028	585,687
513,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A-C	3.77%	(b)	03/15/2027	476,384
1,867,500	CAL Funding Ltd., Series 2020-1A-A	2.22%	(b)	09/25/2045	1,633,297
1,245,000	CAL Funding Ltd., Series 2020-1A-B	3.50%	(b)	09/25/2045	1,093,147
2,468,915	Castlelake Aircraft Securitization Trust, Series 2018-1-B	5.30%	(b)	06/15/2043	1,786,640
2,915,625	Castlelake Aircraft Structured Trust, Series 2019-1A-C	6.90%	(b)(f)	04/15/2039	1,745,188
1,179,953	Diamond Resorts Owner Trust, Series 2021-1A-D	3.83%	(b)	11/21/2033	1,088,829
6,250,000	ExteNet LLC, Series 2019-1A-C	5.22%	(b)	07/25/2049	5,840,488
1,719,632	GAIA Aviation Ltd., Series 2019-1-C	7.00%	(b)(f)(i)	12/15/2044	1,131,721
2,148,032	Horizon Aircraft Finance Ltd., Series 2019-1-C	6.90%	(b)(f)	07/15/2039	1,323,215
3,343,962	Jersey Mike’s Funding, Series 2019-1A-A2	4.43%	(b)	02/15/2050	3,042,720
1,134,247	JOL Air Ltd., Series 2019-1-B	4.95%	(b)	04/15/2044	812,623
1,200,045	Loanpal Solar Loan Ltd., Series 2021-1GS-C	3.50%	(b)	01/20/2048	961,518
3,347,633	Lunar Structured Aircraft Portfolio Notes, Series 2021-1-C	5.68%	(b)(f)	10/15/2046	2,895,827
1,618,425	Mosaic Solar Loan Trust, Series 2018-1A-C	0.00%	(b)(c)	06/22/2043	1,500,958
33,938	Mosaic Solar Loan Trust, Series 2020-1A-C	4.47%	(b)	04/20/2046	33,908
5,499,701	Pagaya AI Debt Selection Trust, Series 2021-3-C	3.27%	(b)	05/15/2029	4,639,900
1,350,000	Pagaya AI Debt Selection Trust, Series 2021-5-CERT	0.00%	(b)(f)(m)	08/15/2029	1,620,181
4,624,892	Regional Ltd., Series 2021-1A-A	5.75%		04/15/2041	4,178,913
2,425,306	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10%	(b)	09/20/2045	2,089,567
1,750,000	Upstart Securitization Trust, Series 2021-3-C	3.28%	(b)	07/20/2031	1,504,895
4,650,697	Vivint Solar Financing LLC, Series 2018-1A-A	4.73%	(b)	04/30/2048	4,122,934
9,624,837	WAVE LLC, Series 2019-1-C	6.41%	(b)(f)	09/15/2044	5,792,670
1,140,888	Willis Engine Structured Trust, Series 2018-A-A	4.75%	(b)(i)	09/15/2043	842,635
2,953,460	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61%	(b)	10/15/2038	2,533,127

Total Asset Backed Obligations (Cost $70,503,241)					57,700,545

Bank Loans - 9.0%
293,216	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		11/19/2026	281,095
225,000	AAdvantage Loyalty IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.46%		04/20/2028	218,587
563,532	Access CIG LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.82%		02/27/2025	541,132
188,575	Acrisure LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	7.37%		02/16/2027	177,732
115,104	Acuris Finance, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.70%		02/16/2028	110,615
367,793	ADMI Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.27%		12/23/2027	328,256
375,324	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.38%		01/05/2026	364,064
653,363	AI Aqua Merger Sub, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	6.35%		07/31/2028	608,650
234,413	Air Canada, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	6.42%		08/11/2028	223,509
201,000	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	7.17%		04/22/2024	161,721
704,275	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.87%		02/04/2028	678,178
259,463	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	5.96%		10/08/2027	249,300
397,039	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		05/09/2025	381,405
478,301	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.78%		05/12/2028	421,802
367,122	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	6.87%		06/13/2024	320,498
60,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	10.62%		06/16/2025	49,388
342,147	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%		08/17/2028	332,524
208,380	AMC Entertainment Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.76%		04/22/2026	163,892
	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan
346,903	(3 Month LIBOR USD + 4.00%)	7.67%		02/01/2027	332,450
115,118	(6 Month LIBOR USD + 4.00%)	8.17%		02/01/2027	110,321
	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan
61,003	(3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.21%		02/15/2029	58,410
68,672	(6 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.56%		02/15/2029	65,754
311,900	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		01/29/2027	287,617
223,875	American Tire Distributors, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	9.03%		10/20/2028	210,243
249,723	American Trailer World Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	6.88%		03/03/2028	228,184
360,294	AmWINS Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	5.37%		02/22/2028	345,534
443,535	Applied Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	5.25%		09/19/2024	433,557
315,000	Applied Systems, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	9.17%		09/19/2025	311,377
	APX Group, Inc., Senior Secured First Lien Term Loan
61	(Prime Rate + 2.25%, 0.50% Floor)	8.50%		07/10/2028	58
163,289	(1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.24%		07/10/2028	154,804
209,252	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		03/06/2025	172,214
58,480	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.75%		03/06/2025	47,924
588,644	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%		12/11/2028	545,084
120,000	Ascend Learning LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%, 0.50% Floor)	8.87%		12/10/2029	105,301
526,847	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		02/12/2027	499,846
144,275	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	6.53%		02/12/2027	136,926
234,126	Astra Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	8.37%		10/25/2028	200,178
145,758	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		12/23/2026	123,986
340,319	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		07/30/2027	288,080
50,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	8.37%		01/31/2028	37,937
525,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	8.37%		01/19/2029	404,250
350,563	Atlas Purchaser, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.25%, 0.75% Floor)	8.68%		05/08/2028	276,506
147,992	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.07%		12/15/2027	80,887
10,840	Aveanna Healthcare LLC, Senior Secured First Lien (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.80%		07/17/2028	8,761
154,411	Aveanna Healthcare LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.80%		07/17/2028	124,784
190,000	Aveanna Healthcare LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	10.05%		12/10/2029	140,600
321,106	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.02%		07/24/2026	293,009
430,767	Bally’s Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	5.93%		10/02/2028	390,232
428,925	Bausch & Lomb Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	6.10%		05/10/2027	399,840
198,450	BCP Renaissance Parent LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	7.05%		11/02/2026	190,902
54,725	BCPE Empire Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.63%, 0.50% Floor)	7.76%		06/11/2026	52,502
338,206	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%)	6.03%		06/16/2025	317,068
755,438	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	7.42%		06/05/2028	730,308
289,125	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		10/02/2025	274,780
17,846	Bright Bidco B.V.	11.04%	(d)	02/28/2023	17,846
246,986	Bright Bidco B.V.	3.50%	(d)(g)	06/30/2024	61,438
694,398	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.87%		08/01/2025	665,675
647,067	Brown Group Holding LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%		06/07/2028	616,600
127,725	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.07%		11/30/2027	122,816
439,944	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		07/21/2025	434,509
48,500	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		08/12/2026	46,657
334,219	Camelot US Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		10/30/2026	324,256
73,688	Camelot US Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	6.12%		10/30/2026	71,415
83,088	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	5.88%		06/30/2025	76,025
482,703	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.75% Floor)	6.13%		10/18/2028	425,985
645,165	Castle US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		01/29/2027	523,390
517,387	Castlelake Aviation LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	6.04%		10/22/2026	501,110
573,902	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	7.81%		07/14/2026	521,085
235,000	Central Parent, Inc. (3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	6.61%		07/06/2029	226,936
258,005	Charter Communications Operating LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		02/01/2027	248,867
196,500	Charter Next Generation, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.56%		12/01/2027	186,967
356,400	CHG Healthcare Services, Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		09/29/2028	343,145
93,827	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	5.81%		11/22/2028	90,250
753,360	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		04/30/2026	714,908
115,144	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.31%		08/21/2026	103,198
256,242	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	6.42%		09/18/2024	236,757
493,763	Clydesdale Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.18%, 0.50% Floor)	7.31%		04/13/2029	467,156
348,126	CMG Media Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		12/17/2026	326,949
693,496	CNT Holdings Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	6.25%		11/08/2027	662,597
22,934	Columbus McKinnon Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	6.44%		05/15/2028	22,475
388,713	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	7.40%		04/16/2029	374,319
138,950	Conair Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	6.00%		05/17/2028	117,847
87,750	Connect US Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.03%		12/11/2026	81,937
137,200	Conservice Midco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.37%		05/13/2027	132,283
390,336	Constant Contact, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.75% Floor)	6.42%		02/10/2028	349,351
229,130	Corelogic, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.63%		06/02/2028	173,566
396,114	Cornerstone Building Brands, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.07%		04/12/2028	327,662
462,675	Cornerstone Building Brands, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.27%		10/16/2028	390,960
102,638	Cyanco Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		03/17/2025	97,441
359,155	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.79%		05/01/2024	328,819
345,371	DCert Buyer, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%)	6.90%		10/16/2026	330,453
260,000	DCert Buyer, Inc., Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 7.00%)	9.90%		02/19/2029	243,750
435,330	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	6.78%		04/09/2027	411,751
349,075	Delta Topco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	5.84%		12/01/2027	317,658
75,000	Delta Topco, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	9.34%		12/01/2028	66,625
	DexKo Global, Inc., Senior Secured First Lien Term Loan
160,094	(1 Month LIBOR USD + 3.75%, 0.50% Floor)	6.87%		10/04/2028	147,636
86,819	(3 Month LIBOR USD + 3.75%, 0.50% Floor)	7.42%		10/04/2028	80,063
628,376	DG Investment Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.27%		03/31/2028	587,337
45,000	DG Investment Intermediate Holdings, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	9.87%		03/19/2029	42,244
620,313	Diamond (BC) B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	5.56%		09/29/2028	573,479
121,651	Diamond Sports Group LLC, Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	5.95%		08/24/2026	24,286
405,599	DirectTV Financing LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	8.12%		08/02/2027	378,856
76,371	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.02%		04/06/2026	70,730
142,049	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		04/06/2026	131,558
278,600	Echo Global Logistics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%		11/24/2028	262,580
244,476	Edgewater Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		12/12/2025	215,764
108,908	EG America LLC, Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	7.92%		03/31/2026	102,011
185,317	EG Group Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	7.67%		02/06/2025	173,388
212,851	Eisner Advisory Group LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.75% Floor)	8.40%		07/28/2028	203,272
67,895	Element Materials Technology Group, Inc.	7.28%	(d)	06/24/2029	64,076
147,105	Element Materials Technology Group, Inc.	7.28%	(d)	06/24/2029	138,831
373,310	Endurance International Group, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	6.18%		02/10/2028	317,313
172,375	Energizer Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	5.31%		12/22/2027	165,265
203,680	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	6.33%		03/31/2027	57,710
83,183	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	6.83%		03/31/2027	38,680
19,698	eResearchTechnology, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.62%		02/04/2027	18,428
133,650	Everi Holdings Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%		08/03/2028	128,924
682,001	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	5.68%		05/01/2026	660,937
133,759	Exgen Renewables LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	5.57%		12/15/2027	131,301
333,325	Fertitta Entertainment LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	7.03%		01/29/2029	310,166
296,917	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		03/31/2025	285,968
293,525	FINThrive Software Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	7.12%		12/18/2028	270,777
187,311	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%		01/29/2027	182,004
107,719	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	11.67%	(f)	06/30/2027	107,719
286,142	Freeport LNG Investments LLP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	6.21%		12/21/2028	265,601
455,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.24%		10/30/2026	429,336
225,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	7.05%		02/01/2029	210,187
172,968	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.63%		02/19/2026	172,041
160,886	GIP II Blue Holding LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	8.17%		09/29/2028	158,875
148,456	Global Medical Response, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	7.37%		03/14/2025	129,168
209,996	Global Medical Response, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.81%		10/02/2025	183,117
518,438	Gogo Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.56%		04/28/2028	504,180
362,066	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.27%		10/10/2025	347,133
384,594	Grab Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.62%		01/29/2026	362,242
459,244	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	6.12%		08/04/2027	438,784
467,460	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	7.69%		09/30/2026	451,099
601,856	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.06%		01/02/2026	584,893
324,250	Great Outdoors Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		03/06/2028	300,742
452,642	Greeneden US Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	7.12%		12/01/2027	432,233
68,708	Greystone Select Financial LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.75% Floor)	7.74%		06/16/2028	64,585
	Grinding Media, Inc., Senior Secured First Lien Term Loan
71,239	(3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.14%		10/12/2028	63,759
113,118	(3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.70%		10/12/2028	101,240
142,343	(6 Month LIBOR USD + 4.00%, 0.75% Floor)	7.70%		10/12/2028	127,397
	Gulf Finance LLC, Senior Secured First Lien Term Loan
61,470	(1 Month LIBOR USD + 6.75%, 1.00% Floor)	9.39%		08/25/2026	48,990
35,170	(1 Month LIBOR USD + 6.75%, 1.00% Floor)	9.87%		08/25/2026	28,029
281,438	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%		05/29/2028	266,310
501,730	Heartland Dental LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.08%		04/30/2025	466,358
368,714	Helios Software Holdings, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%)	7.45%		03/13/2028	349,820
581,731	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	6.21%		05/23/2025	458,695
247,500	Hightower Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	6.73%		04/21/2028	230,640
182,225	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	4.88%		03/15/2028	175,449
550,000	Hunter Douglas Holding B.V., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	6.34%		02/26/2029	455,400
337,478	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.62%		07/01/2024	327,671
128,959	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	9.37%		07/07/2025	127,239
185,272	ICON Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	5.94%		07/03/2028	181,509
135,769	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		05/01/2026	127,890
462,347	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	7.44%		02/01/2029	435,069
429,563	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	8.42%		03/31/2028	399,923
186,675	IRB Holding Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	5.70%		12/15/2027	175,358
586,574	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		01/02/2026	571,358
226,743	Ivanti Software, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	7.33%		12/01/2027	177,734
400,827	Jazz Pharmaceuticals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%		05/05/2028	388,193
391,050	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.52%		07/07/2028	260,537
517,694	Kenan Advantage Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		03/24/2026	490,841
208,012	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.99%		12/11/2026	184,376
124,063	KKR Apple Bidco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.87%		09/22/2028	118,738
208,950	Kraton Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	6.72%		03/15/2029	202,094
516,403	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	6.82%		12/22/2026	480,400
523,878	LBM Acquisition LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	7.12%		12/17/2027	459,834
689,500	Leslie’s Poolmart, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	5.62%		03/09/2028	659,983
102,951	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.37%		03/24/2025	99,605
183,739	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.80%		08/31/2027	128,423
520,982	Lumen Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	5.37%		03/15/2027	475,276
397,340	Lummus Technology Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		06/30/2027	361,331
725,813	Madison IAQ LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.82%		06/21/2028	672,541
58,491	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	5.55%		10/19/2027	56,847
750,313	Mavis Tire Express Services Topco Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	7.25%		05/04/2028	706,236
399,000	McAfee Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	6.36%		03/01/2029	365,013
320,573	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.37%		08/31/2026	271,952
656,700	Medline Borrower LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		10/23/2028	605,087
290,786	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	6.17%		03/02/2026	278,814
98,625	MIC Glen LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.62%		07/21/2028	92,276
135,566	Michaels Stores, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	7.92%		04/14/2028	109,809
689,733	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.67%		10/01/2027	659,039
142,500	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	8.78%		06/21/2027	143,493
574,678	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.00%)	8.13%		03/27/2026	547,432
332,488	Mirion Technologies, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.50% Floor)	5.63%		10/20/2028	319,048
532,064	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		05/14/2026	514,679
580,907	Mitchell International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	6.73%		10/16/2028	528,044
55,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.50%, 0.50% Floor)	9.57%		10/15/2029	51,631
352,338	Monogram Food Solutions LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	7.13%		08/28/2028	340,446
108,670	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		10/19/2026	107,159
516,944	Natgasoline LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.63%		11/14/2025	497,558
58,764	National Intergovernmental Purchasing Alliance Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.53%		05/23/2025	57,001
116,400	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.31%		08/28/2026	112,035
197,943	NEP Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		10/20/2025	183,716
807,106	Numericable US LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.91%		08/14/2026	734,467
267,975	Olympus Water US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	7.44%		11/09/2028	245,282
688,228	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	6.98%		11/16/2027	643,494
414,221	Organon & Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	6.19%		06/02/2028	405,936
258,045	Oryx Midstream Services Permian Basin LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.21%		10/05/2028	250,868
81,481	Osmosis Buyer Limited, Senior Secured First Lien	7.03%	(d)	07/31/2028	76,007
96,250	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	7.17%		10/24/2025	92,801
688,148	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	7.42%		11/30/2027	655,891
476,594	Packers Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.01%		03/06/2028	438,616
264,649	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.56%		10/28/2027	251,637
202,436	Park River Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	5.53%		12/28/2027	172,830
288,216	Pathway Vet Alliance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	7.42%		03/31/2027	255,431
101,130	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		05/29/2026	98,503
515,452	PECF USS Intermediate Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	7.37%		12/15/2028	441,569
	Pediatric Associates Holding Company LLC, Senior Secured First Lien Delayed-Draw Term Loan
15,888	(6 Month LIBOR USD + 3.25%, 0.50% Floor)	4.92%		12/29/2028	15,332
6,696	(3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.06%		12/29/2028	6,462
298,107	Pediatric Associates Holding Company LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	5.08%		12/29/2028	287,673
124,688	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	5.88%		05/03/2029	120,168
692,026	Peraton Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		02/01/2028	657,684
174,563	Perrigo Investments LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	5.63%		04/20/2029	172,380
423,550	Petco Health and Wellness Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	6.92%		03/03/2028	401,117
207,900	PetSmart, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		02/11/2028	197,462
291,625	PetVet Care Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.62%		02/14/2025	270,847
337,238	PG&E Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	6.13%		06/23/2025	323,748
699,350	Phoenix Guarantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		03/05/2026	666,288
522,096	Phoenix Services International LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.67%	(g)	03/03/2025	103,440
453,537	Playa Resorts Holding B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.87%		04/29/2024	438,443
215,000	PMHC, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	6.98%		04/23/2029	174,486
93,575	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	5.94%		12/29/2027	89,598
269,246	Polar US Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.21%		10/15/2025	219,885
772,200	Polaris Newco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.67%		06/02/2028	714,609
74,063	PQ Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	5.31%		06/09/2028	70,767
46,161	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	5.94%		07/03/2028	45,223
150,500	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.87%		03/11/2026	141,266
267,438	Pregis Topco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.81%		07/31/2026	255,403
	Pretium PKG Holdings, Inc., Senior Secured First Lien Term Loan
73,864	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.17%		10/02/2028	66,588
148,125	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	6.28%		10/02/2028	133,535
75,761	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	6.29%		10/02/2028	68,299
	Pretium PKG Holdings, Inc., Senior Secured Second Lien Term Loan
32,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	9.03%		09/21/2029	27,787
32,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	9.92%		09/21/2029	27,788
655,806	Prometric Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	6.12%		01/29/2025	607,440
694,750	Proofpoint, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.32%		08/31/2028	654,124
209,859	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		02/12/2027	183,627
577,100	QUIKRETE Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		06/11/2028	556,702
323,250	Rackspace Technology Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	5.62%		02/15/2028	232,438
663,758	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.37%		09/25/2026	615,639
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
145,000	(1 Month LIBOR USD + 4.25%)	4.33%		07/09/2025	122,815
197,638	(1 Month LIBOR USD + 4.25%)	7.33%		07/09/2025	167,400
169,455	(1 Month LIBOR USD + 4.25%)	7.30%		07/09/2025	143,528
693,000	RealPage, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	5.52%		04/24/2028	651,035
136,477	Redstone Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.53%		04/27/2028	101,948
308,046	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		11/14/2025	287,198
336,593	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.77%		05/30/2025	321,025
115,000	Renaissance Holding Corporation, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	10.12%		05/29/2026	110,448
123,125	Rent-A-Center, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.06%		02/17/2028	112,659
25,601	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%		04/25/2024	768
123,799	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		02/04/2027	119,515
54,246	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		02/22/2024	53,585
234,413	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	5.91%		04/16/2029	228,318
158,661	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	8.17%		11/01/2024	140,241
238,066	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.37%		12/31/2025	226,064
452,977	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		09/03/2026	433,866
265,463	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		09/30/2026	252,190
203,575	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.87%		04/17/2026	195,009
145,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.46%		10/20/2027	145,782
305,814	SMG US Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.62%		01/23/2025	292,435
412,682	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	7.17%		10/07/2027	397,722
710,000	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.87%		12/11/2026	628,350
473,249	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.27%		06/27/2025	433,023
763,243	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	7.12%		10/05/2027	724,127
284,050	Spin Holdco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.14%		03/06/2028	250,319
585,933	SRS Distribution, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.50% Floor)	6.31%		06/02/2028	542,354
242,016	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.78%		04/16/2026	213,403
160,699	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	5.89%		07/21/2026	154,914
461,965	Sunshine Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	7.42%		10/01/2026	431,041
415,442	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.67%		03/05/2027	402,721
154,895	Sweetwater Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	7.38%		08/07/2028	141,729
208,379	SWF Holdings Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.60%		10/06/2028	163,994
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
75,288	(3 Month LIBOR USD + 3.00%)	6.67%		05/29/2026	71,398
79,666	(3 Month LIBOR USD + 3.00%)	6.07%		05/29/2026	75,549
162,014	(3 Month LIBOR USD + 3.00%)	5.81%		05/29/2026	153,643
179,507	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.87%		02/06/2024	164,922
148,125	Tecta America Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	7.37%		04/06/2028	141,367
145,676	Telesat Canada, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.87%		12/07/2026	79,120
208,425	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	6.03%		08/31/2028	203,579
3,348	TGP Holdings LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.37%		06/29/2028	2,667
101,571	TGP Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	6.37%		06/29/2028	80,896
94,525	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	6.28%		01/18/2029	91,500
314,273	The Edelman Financial Engines Centre LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.62%		04/07/2028	289,263
225,000	The Edelman Financial Engines Centre LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.87%		07/20/2026	200,250
4,471	The Hillman Group, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.83%		07/14/2028	4,282
233,327	The Hillman Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	5.83%		07/14/2028	223,468
201,810	Tiger Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		06/01/2028	187,636
282,736	Titan Acquisition Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	5.88%		03/28/2025	254,432
253,021	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	5.37%		12/01/2028	245,590
163,398	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.12%		01/25/2024	150,808
214,071	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	5.17%		02/28/2025	212,288
201,882	Traverse Midstream Partners LLC, Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	5.95%		09/27/2024	197,782
750,984	TricorBraun Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		03/03/2028	707,288
6,571	Trident TPI Holdings, Inc., Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.67%		09/15/2028	6,242
73,697	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	7.67%		09/15/2028	70,003
513,716	Triton Water Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	7.17%		03/31/2028	463,556
361,657	UFC Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	5.52%		04/29/2026	348,547
75,665	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%		05/04/2026	72,355
95,000	UKG, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.50% Floor)	7.54%		05/03/2027	90,329
104,605	Ultra Clean Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.27%		08/27/2025	103,085
578,177	United Airlines, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	6.53%		04/21/2028	554,286
294,849	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	6.40%		10/22/2025	291,079
77,800	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		07/01/2026	77,175
75,000	Univision Communications, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	6.25%		06/25/2029	73,313
577,150	US Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	5.12%		09/14/2026	561,700
	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan
241,492	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.31%		10/28/2024	232,965
227,947	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	7.17%		10/28/2024	219,898
463,960	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.12%		08/27/2025	451,201
202,950	Viad Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.50% Floor)	8.12%		07/31/2028	193,478
247,500	Victoria’s Secret & Company, Senior secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	6.39%		08/02/2028	232,341
140,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	6.07%		01/31/2029	135,887
395,486	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		02/26/2027	384,116
3,218	VT Topco, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		08/01/2025	3,073
86,663	VT Topco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.87%		08/01/2025	82,763
314,579	Wand NewCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		02/05/2026	292,716
123,101	WaterBridge Midstream Operating LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	9.13%		06/22/2026	119,126
514,927	Waterlogic Holdings Limited, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.50% Floor)	7.87%		08/17/2028	508,169
352,338	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	6.37%		08/03/2028	327,013
124,439	Wheel Pros, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	7.55%		05/11/2028	92,050
479,923	WWEX UNI TopCo Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.67%		07/26/2028	438,455
261,026	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%		03/09/2027	219,394
185,359	Zebra Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	6.69%		11/01/2028	180,424
235,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.32%		04/28/2028	224,777

Total Bank Loans (Cost $93,014,340)					86,193,190

Collateralized Loan Obligations - 21.4%
2,000,000	AIMCO Ltd., Series 2021-15A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.64%	(b)	10/17/2034	1,783,377
2,000,000	Apidos, Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	5.11%	(b)	04/15/2031	1,745,340
2,500,000	Apidos, Series 2018-29A-C (3 Month LIBOR USD + 2.75%)	5.53%	(b)	07/25/2030	2,166,152
2,500,000	Atrium Corporation, Series 13A-D (3 Month LIBOR USD + 2.70%)	5.48%	(b)	11/21/2030	2,231,032
1,000,000	Atrium Corporation, Series 14A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.69%	(b)	08/23/2030	895,858
3,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	6.64%	(b)	05/28/2030	2,727,992
500,000	Bain Capital Credit Ltd., Series 2017-2A-DR2 (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.88%	(b)	07/25/2034	443,727
1,250,000	Bain Capital Credit Ltd., Series 2021-7A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	6.01%	(b)	01/22/2035	1,078,969
1,500,000	Barings Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.66%	(b)	10/21/2030	1,348,732
1,737,500	Barings Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	9.16%	(b)	10/21/2030	1,490,149
4,000,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	5.61%	(b)	07/20/2029	3,509,255
2,000,000	Barings Ltd., Series 2019-2A-CR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	5.91%	(b)	04/15/2036	1,793,278
2,000,000	Barings Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	5.71%	(b)	10/15/2036	1,779,643
1,000,000	Barings Ltd., Series 2021-1A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	9.08%	(b)	04/25/2034	843,626
3,770,000	BlueMountain Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	5.66%	(b)	10/22/2030	3,330,900
500,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	5.31%	(b)	04/21/2031	431,166
1,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	6.01%	(b)	11/15/2030	864,140
1,000,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	5.71%	(b)	10/21/2030	882,579
2,000,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	5.51%	(b)	07/15/2030	1,818,389
2,000,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.53%	(b)	01/30/2031	1,714,057
2,500,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.41%	(b)	07/15/2031	2,255,761
3,000,000	Canyon Capital Ltd., Series 2020-2A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	5.66%	(b)	10/16/2034	2,619,008
2,000,000	Canyon Capital Ltd., Series 2021-1A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.61%	(b)	04/17/2034	1,715,150
1,000,000	Canyon Capital Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.56%	(b)	07/17/2034	883,811
2,500,000	Canyon Capital Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.56%	(b)	10/16/2034	2,176,273
1,000,000	Canyon Capital Ltd., Series 2021-4A-E (3 Month LIBOR USD + 6.30%)	8.81%	(b)	10/16/2034	820,531
500,000	Carlyle Global Market Strategies Ltd., Series 2020-2A-CR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	5.98%	(b)	01/25/2035	432,933
3,500,000	Cathedral Lake Ltd., Series 2021-8A-C (3 Month LIBOR USD + 2.62%, 2.62% Floor)	5.33%	(b)	01/22/2035	3,207,339
3,500,000	Cathedral Lake Ltd., Series 2021-8A-D1 (3 Month LIBOR USD + 3.42%, 3.42% Floor)	6.13%	(b)	01/22/2035	3,097,624
1,500,000	Chenango Park Ltd., Series 2018-1A-C (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.51%	(b)	04/15/2030	1,321,116
500,000	CIFC Funding Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	5.59%	(b)	07/18/2031	447,707
1,000,000	CIFC Funding Ltd., Series 2019-3A-CR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.79%	(b)	10/16/2034	889,249
1,000,000	CIFC Funding Ltd., Series 2020-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.81%	(b)	10/20/2034	895,962
1,000,000	Dryden Ltd., Series 2019-68A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	5.86%	(b)	07/16/2035	883,404
900,000	Dryden Ltd., Series 2020-77A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.98%	(b)	05/22/2034	775,609
2,500,000	Dryden Senior Loan Fund, Series 2013-28A-B1LR (3 Month LIBOR USD + 3.15%)	6.06%	(b)	08/15/2030	2,284,569
3,000,000	Dryden Senior Loan Fund, Series 2015-37A-DR (3 Month LIBOR USD + 2.50%, 2.50% Floor)	5.01%	(b)	01/15/2031	2,631,252
1,000,000	Dryden Senior Loan Fund, Series 2016-45A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	5.66%	(b)	10/15/2030	896,303
1,000,000	Dryden Senior Loan Fund, Series 2017-50A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	5.76%	(b)	07/15/2030	903,109
5,500,000	Goldentree Loan Management Ltd., Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	5.36%	(b)	11/29/2030	4,945,114
2,500,000	Goldentree Loan Opportunities Ltd., Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	5.63%	(b)	07/22/2030	2,238,169
1,500,000	Greenwood Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.50%)	5.01%	(b)	04/15/2031	1,307,733
280,232	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	7.79%	(b)(f)	04/28/2025	72,152
500,000	Halcyon Loan Advisors Funding Ltd., Series 2018-1A-A2 (3 Month LIBOR USD + 1.80%, 1.80% Floor)	4.51%	(b)	07/21/2031	471,034
2,000,000	Hayfin Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	4.19%	(b)	04/21/2031	1,911,025
1,500,000	Highbridge Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.51%	(b)	10/15/2030	1,303,371
2,000,000	Highbridge Loan Management Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	5.61%	(b)	10/22/2029	1,761,324
3,175,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	5.46%	(b)	07/21/2031	2,735,692
1,250,000	LCM LP, Series 19A-E2 (3 Month LIBOR USD + 5.70%, 5.70% Floor)	8.21%	(b)	07/15/2027	1,109,027
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%)	5.51%	(b)	10/20/2027	1,876,433
5,000,000	LCM LP, Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	5.21%	(b)	01/21/2031	4,278,717
1,500,000	LCM LP, Series 27A-D (3 Month LIBOR USD + 2.95%)	5.69%	(b)	07/16/2031	1,293,741
4,500,000	Madison Park Funding Ltd., Series 2015-18A-BR (3 Month LIBOR USD + 1.60%)	4.33%	(b)	10/21/2030	4,360,907
500,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	5.68%	(b)	10/21/2030	450,882
1,000,000	Madison Park Funding Ltd., Series 2018-30A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	5.01%	(b)	04/16/2029	889,590
2,000,000	Madison Park Funding Ltd., Series 2020-46A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	5.66%	(b)	10/16/2034	1,774,289
1,000,000	Madison Park Funding Ltd., Series 2021-52A-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	5.91%	(b)	01/22/2035	868,453
3,500,000	Magnetite Ltd., Series 2018-20A-D (3 Month LIBOR USD + 2.50%)	5.21%	(b)	04/21/2031	3,125,923
1,750,000	Magnetite Ltd., Series 2019-23A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.83%	(b)	01/25/2035	1,536,284
1,000,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.26%	(b)	04/16/2029	988,085
3,500,000	Marble Point Ltd., Series 2021-3A-D1 (3 Month LIBOR USD + 3.50%, 3.50% Floor)	6.24%	(b)	10/17/2034	3,151,082
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.76%	(b)	10/21/2030	890,587
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2016-21A-DR2 (3 Month LIBOR USD + 3.30%, 3.30% Floor)	6.01%	(b)	04/20/2034	889,016
4,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-16SA-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.41%	(b)	04/17/2034	3,465,378
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2017-25A-DR (3 Month LIBOR USD + 2.85%, 2.85% Floor)	5.59%	(b)	10/18/2029	1,345,454
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-26A-D (3 Month LIBOR USD + 2.65%, 2.65% Floor)	5.39%	(b)	10/18/2030	905,321
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-28A-D (3 Month LIBOR USD + 2.85%)	5.56%	(b)	04/22/2030	1,337,620
500,000	Neuberger Berman Loan Advisers Ltd., Series 2020-37A-DR (3 Month LIBOR USD + 2.85%, 2.85% Floor)	5.56%	(b)	07/21/2031	447,860
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2020-38A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.71%	(b)	10/22/2035	888,619
4,500,000	Octagon Investment Partners Ltd., Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	6.41%	(b)	07/16/2029	3,982,859
500,000	Octagon Investment Partners Ltd., Series 2014-1A-CR3 (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.66%	(b)	02/14/2031	442,252
1,250,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.91%	(b)	03/17/2030	1,041,164
2,000,000	Octagon Investment Partners Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	6.11%	(b)	07/22/2030	1,835,852
4,000,000	Octagon Investment Partners Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%, 2.60% Floor)	5.31%	(b)	01/21/2031	3,443,077
3,000,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	5.63%	(b)	07/25/2030	2,635,042
500,000	Octagon Investment Partners Ltd., Series 2019-1A-ER (3 Month LIBOR USD + 7.00%, 7.00% Floor)	9.71%	(b)	01/22/2035	413,804
1,000,000	Octagon Investment Partners Ltd., Series 2020-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	5.81%	(b)	07/15/2036	897,182
1,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.76%	(b)	10/21/2030	900,019
2,500,000	OHA Credit Funding Ltd., Series 2021-16A-E (3 Month LIBOR USD + 6.10%, 6.10% Floor)	8.84%	(b)	10/18/2034	2,110,162
500,000	Park Avenue Institutional Advisers Ltd., Series 2021-2A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	5.91%	(b)	07/17/2034	443,362
4,000,000	RR Ltd., Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	5.46%	(b)	04/15/2030	3,557,133
2,000,000	Sound Point Ltd., Series 2015-2A-DRRR (3 Month LIBOR USD + 4.50%, 4.50% Floor)	7.21%	(b)	07/20/2032	1,755,710
6,000,000	Sound Point Ltd., Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	5.81%	(b)	07/17/2034	5,081,085
1,000,000	Sound Point Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	6.06%	(b)	07/20/2034	854,825
5,000,000	Sound Point Ltd., Series 2020-2A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	6.13%	(b)	10/25/2034	4,324,803
3,375,000	Sound Point Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	6.18%	(b)	10/25/2034	2,892,673
1,750,000	Southwick Park LLC, Series 2019-4A-DR (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.66%	(b)	07/20/2032	1,584,835
5,000,000	Steele Creek Ltd., Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	4.36%	(b)	07/15/2032	4,769,357
3,500,000	Steward Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	5.11%	(b)	01/15/2030	3,016,118
1,500,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.56%	(b)	10/15/2031	1,351,311
2,000,000	THL Credit Wind River Ltd., Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	9.49%	(b)	10/18/2030	1,728,500
2,000,000	THL Credit Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.74%	(b)	07/18/2031	1,767,011
4,000,000	THL Credit Wind River Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.41%	(b)	01/15/2031	3,497,342
2,000,000	THL Credit Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.26%	(b)	01/15/2031	1,591,670
1,500,000	THL Credit Wind River Ltd., Series 2014-3A-DR2 (3 Month LIBOR USD + 3.40%, 3.40% Floor)	6.16%	(b)	10/22/2031	1,309,656
2,000,000	THL Credit Wind River Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.72%, 3.72% Floor)	6.46%	(b)	04/18/2036	1,731,706
1,750,000	THL Credit Wind River Ltd., Series 2017-1A-ER (3 Month LIBOR USD + 7.06%, 7.06% Floor)	9.80%	(b)	04/18/2036	1,463,457
1,500,000	THL Credit Wind River Ltd., Series 2017-3A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.36%	(b)	04/16/2035	1,321,744
1,500,000	THL Credit Wind River Ltd., Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	5.63%	(b)	11/20/2030	1,347,346
1,500,000	THL Credit Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	5.41%	(b)	07/15/2030	1,320,320
3,500,000	THL Credit Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	5.51%	(b)	07/15/2030	3,027,447
500,000	THL Credit Wind River Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.35%, 3.35% Floor)	6.06%	(b)	07/20/2033	435,385
1,000,000	THL Credit Wind River Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.20%, 3.20% Floor)	5.91%	(b)	01/22/2035	882,656
1,500,000	TIAA Ltd., Series 2017-2A-B (3 Month LIBOR USD + 1.50%)	4.24%	(b)	01/16/2031	1,436,495
6,000,000	Trimaran CAVU LLC, Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.91%	(b)	07/20/2032	5,830,986
500,000	Upland Ltd., Series 2016-1A-CR (3 Month LIBOR USD + 2.90%)	5.61%	(b)	04/21/2031	436,591
500,000	Vibrant Ltd., Series 2015-3A-A2RR (3 Month LIBOR USD + 1.85%)	4.56%	(b)	10/20/2031	487,578
3,900,000	Voya Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 2.95%)	5.46%	(b)	10/15/2030	3,413,891
1,500,000	Voya Ltd., Series 2017-3A-CR (3 Month LIBOR USD + 3.15%)	5.86%	(b)	04/20/2034	1,327,765
10,000,000	Wellfleet Ltd., Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	3.88%	(b)	07/20/2032	9,700,585

Total Collateralized Loan Obligations (Cost $231,233,099)					206,024,709

Foreign Corporate Bonds - 6.2%
44,246	1375209 B.C. Ltd.	9.00%		01/30/2028	44,136
1,200,000	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	923,603
200,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	173,784
200,000	Adani Ports & Special Economic Zone Ltd.	4.20%		08/04/2027	175,344
600,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	500,014
400,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	288,106
600,000	AES Andes S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(b)	03/26/2079	527,520
1,000,000	AES Andres B.V.	5.70%	(b)	05/04/2028	822,775
250,000	AI Candelaria Spain S.A.	7.50%		12/15/2028	216,170
500,000	AI Candelaria Spain S.A.	5.75%		06/15/2033	341,100
500,000	AI Candelaria Spain S.A.	5.75%	(b)	06/15/2033	341,100
200,000	Altice Financing S.A.	5.00%	(b)	01/15/2028	154,488
200,000	Altice France Holding S.A.	6.00%	(b)	02/15/2028	127,285
255,000	Altice France Holding S.A.	5.50%	(b)	10/15/2029	192,500
500,000	AngloGold Ashanti Holdings PLC	3.75%		10/01/2030	388,553
200,000	ARD Finance S.A. (7.25% PIK)	6.50%	(b)	06/30/2027	137,346
203,202	Avation Capital S.A. (9.00% PIK)	8.25%	(b)	10/31/2026	162,539
600,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65%	(a)(b)	04/22/2031	440,887
400,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	(a)	04/15/2024	344,984
300,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 6.66%)	7.50%		04/16/2031	219,554
700,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	624,778
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.03%)	6.63%	(a)	01/24/2032	157,333
1,200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	(a)	01/10/2028	1,067,118
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(a)(b)	06/27/2029	170,915
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(a)	06/27/2029	170,915
400,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00%	(a)	09/23/2025	354,792
400,000	Bank Hapoalim B.M.	3.26%	(b)(h)	01/21/2032	334,348
200,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28%	(b)	01/29/2031	170,500
1,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	829,008
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88%		09/13/2034	171,528
327,642	Bioceanico Sovereign Certificate Limited	0.00%		06/05/2034	208,387
195,000	Bombardier, Inc.	7.88%	(b)	04/15/2027	179,835
450,000	Braskem Idesa SAPI	6.99%		02/20/2032	301,500
850,000	C&W Senior Financing	6.88%		09/15/2027	695,636
600,000	CAP S.A.	3.90%	(b)	04/27/2031	424,885
900,000	CAP S.A.	3.90%		04/27/2031	637,328
1,200,000	CEMEX, S.A.B de C.V. (5 Year CMT Rate + 4.53%)	5.13%	(a)	06/08/2026	963,000
2,000,000	Chile Electricity PEC S.p.A.	0.00%	(b)	01/25/2028	1,418,258
600,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(a)(g)	11/29/2022	9,750
200,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	176,182
329,405	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(b)	04/01/2025	130,447
333,011	Digicel Group Holdings Ltd. (7.00% PIK)	7.00%	(a)(b)	10/17/2022	58,277
850,000	Ecopetrol S.A.	4.63%		11/02/2031	596,254
150,000	Ecopetrol S.A.	5.88%		05/28/2045	91,062
2,050,000	Ecopetrol S.A.	5.88%		11/02/2051	1,218,879
450,000	eG Global Finance PLC	8.50%	(b)	10/30/2025	394,042
1,100,000	EIG Pearl Holdings SARL	3.55%		08/31/2036	880,540
338,000	Empresa de Transmision Electrica S.A.	5.13%		05/02/2049	253,892
669,350	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	600,688
877,800	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	800,835
1,800,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	1,309,788
650,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	457,967
700,000	Equate Petrochemical B.V.	2.63%		04/28/2028	594,571
448,235	Fenix Power Peru S.A.	4.32%		09/20/2027	413,903
191,360	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	176,630
600,000	Freeport Indonesia PT	5.32%	(b)	04/14/2032	499,500
400,000	Freeport Indonesia PT	6.20%		04/14/2052	307,790
300,000	Freeport-McMoRan, Inc.	4.38%		08/01/2028	270,585
1,000,000	Freeport-McMoRan, Inc.	4.63%		08/01/2030	878,299
832,194	Galaxy Pipeline Assets Bidco Ltd.	2.16%	(b)	03/31/2034	685,947
869,877	Galaxy Pipeline Assets Bidco Ltd.	2.94%		09/30/2040	663,814
475,000	Garda World Security Corporation	4.63%	(b)	02/15/2027	408,414
335,000	Garda World Security Corporation	6.00%	(b)	06/01/2029	246,273
1,600,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	1,321,280
200,000	Gran Tierra Energy, Inc.	7.75%	(b)	05/23/2027	156,414
515,000	Grifols Escrow Issuer S.A.	4.75%	(b)	10/15/2028	398,950
1,600,000	Guacolda Energia S.A.	4.56%		04/30/2025	553,441
1,099,200	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	982,410
200,000	Indonesia Asahan Aluminium Persero PT	5.80%		05/15/2050	151,056
245,000	Intelsat Jackson Holdings S.A.	6.50%	(b)	03/15/2030	208,911
35,079	Invepar Holdings	0.00%	(f)(g)	12/30/2028	–
400,000	Inversiones La Construccion S.A.	4.75%		02/07/2032	296,936
600,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	513,585
276,000	JSW Hydro Energy Ltd.	4.13%	(b)	05/18/2031	216,969
1,300,000	JSW Steel Ltd.	5.05%		04/05/2032	927,189
300,000	Kasikornbank PCL (5 Year CMT Rate + 4.94%)	5.28%	(a)	10/14/2025	265,545
1,400,000	Korea Development Bank	1.63%		01/19/2031	1,109,568
300,000	Kronos Acquisition Holdings, Inc.	5.00%	(b)	12/31/2026	263,632
150,000	Kronos Acquisition Holdings, Inc.	7.00%	(b)	12/31/2027	115,052
200,000	LG Chem Ltd.	2.38%	(b)	07/07/2031	156,717
938,520	LLPL Capital Pte Ltd.	6.88%	(b)	02/04/2039	756,710
853,200	LLPL Capital Pte Ltd.	6.88%		02/04/2039	687,918
330,000	Mattamy Group Corporation	4.63%	(b)	03/01/2030	252,549
1,400,000	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	1,055,782
155,000	MEG Energy Corporation	5.88%	(b)	02/01/2029	139,347
1,250,000	Mercury Chile Holdco LLC	6.50%	(b)	01/24/2027	1,093,825
600,000	Mexarrend SAPI de C.V.	10.25%	(b)	07/24/2024	177,531
424,614	Mexico Generadora de Energia S. de R.L.	5.50%		12/06/2032	375,885
300,000	Minejesa Capital B.V.	4.63%		08/10/2030	249,000
2,700,000	Minejesa Capital B.V.	5.63%		08/10/2037	1,934,213
250,000	Mong Duong Finance Holdings B.V.	5.13%		05/07/2029	196,764
400,000	Movida Europe S.A.	5.25%		02/08/2031	284,628
355,560	MV24 Capital B.V.	6.75%		06/01/2034	301,170
750,000	Network i2i Ltd. (5 Year CMT Rate + 3.39%)	3.98%	(a)	03/03/2026	612,299
1,450,000	Oleoducto Central S.A.	4.00%		07/14/2027	1,121,343
252,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	223,758
150,000	Pampa Energia S.A.	9.13%		04/15/2029	126,203
340,000	Parkland Corporation	4.63%	(b)	05/01/2030	276,172
1,750,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	1,428,670
900,000	Petroleos del Peru S.A.	4.75%		06/19/2032	637,343
400,000	Petroleos del Peru S.A.	5.63%		06/19/2047	241,060
900,000	Petroleos Mexicanos	6.75%		09/21/2047	503,203
160,000	Primo Water Holdings, Inc.	4.38%	(b)	04/30/2029	130,383
700,000	Qatar Energy	2.25%		07/12/2031	565,445
1,100,000	Reliance Industries Ltd.	2.88%		01/12/2032	863,256
193,333	Rutas 2 and 7 Finance Ltd.	0.00%		09/30/2036	117,166
1,000,000	Sasol Financing USA LLC	5.50%		03/18/2031	756,620
891,232	SCC Power PLC (4.00% + 4.00% PIK)	8.00%	(b)	12/31/2028	345,352
482,751	SCC Power PLC (4.00% or 4.00% PIK)	4.00%	(b)	05/17/2032	42,482
155,000	Seaspan Corporation	5.50%	(b)	08/01/2029	119,731
800,000	Shinhan Financial Group Company Ltd. (5 Year CMT Rate + 2.06%)	2.88%	(a)(b)	05/12/2026	686,840
500,000	Simpar Europe S.A.	5.20%		01/26/2031	353,293
300,000	Superior Plus LP	4.50%	(b)	03/15/2029	248,283
500,000	Telefonica Moviles Chile S.A.	3.54%	(b)	11/18/2031	393,840
115,000	Telesat LLC	4.88%	(b)	06/01/2027	54,230
3,300,000	Temasek Financial Ltd.	1.00%	(b)	10/06/2030	2,547,484
151,000	Tervita Corporation	11.00%	(b)	12/01/2025	162,918
275,000	Titan Acquisition Ltd.	7.75%	(b)	04/15/2026	217,688
200,000	TK Elevator Holdco GmbH	7.63%	(b)	07/15/2028	167,901
450,000	TK Elevator US Newco, Inc.	5.25%	(b)	07/15/2027	383,672
758,898	UEP Penonome S.A.	6.50%		10/01/2038	656,447
569,174	UEP Penonome S.A.	6.50%	(b)	10/01/2038	492,335
2,800,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(a)(g)	01/29/2025	98,000
300,000	UPL Corporation Ltd.	4.50%		03/08/2028	248,527
500,000	UPL Corporation Ltd.	4.63%		06/16/2030	402,854
1,100,000	Vedanta Resources Finance PLC	9.25%	(b)	04/23/2026	620,431
1,300,000	Vedanta Resources Ltd.	6.13%		08/09/2024	770,685
300,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	203,111
700,000	VTR Finance NV	6.38%		07/15/2028	393,750
325,000	VZ Secured Financing B.V.	5.00%	(b)	01/15/2032	243,406

Total Foreign Corporate Bonds (Cost $78,917,778)					60,125,339

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 2.5%
200,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	172,678
400,000	Brazilian Government International Bond	5.00%		01/27/2045	291,691
1,200,000	Brazilian Government International Bond	5.63%		02/21/2047	928,621
400,000	Chile Government International Bond	2.55%		01/27/2032	314,752
1,100,000	Chile Government International Bond	3.10%		05/07/2041	748,060
1,000,000	Chile Government International Bond	3.50%		01/25/2050	683,006
2,300,000	Chile Government International Bond	3.10%		01/22/2061	1,338,405
1,700,000	Colombia Government International Bond	3.13%		04/15/2031	1,181,778
2,200,000	Colombia Government International Bond	3.25%		04/22/2032	1,492,404
500,000	Colombia Government International Bond	5.00%		06/15/2045	304,524
2,000,000	Colombia Government International Bond	4.13%		05/15/2051	1,078,835
500,000	Dominican Republic International Bond	6.00%	(b)	02/22/2033	408,203
500,000	Dominican Republic International Bond	5.88%		01/30/2060	331,880
2,500,000	Indonesia Government International Bond	3.70%		10/30/2049	1,776,071
800,000	Mexico Government International Bond	2.66%		05/24/2031	615,347
3,950,000	Mexico Government International Bond	4.28%		08/14/2041	2,882,857
300,000	Mexico Government International Bond	4.35%		01/15/2047	212,668
1,000,000	Mexico Government International Bond	4.40%		02/12/2052	692,366
1,000,000	Panama Government International Bond	2.25%		09/29/2032	706,584
1,200,000	Panama Government International Bond	4.30%		04/29/2053	804,722
400,000	Panama Government International Bond	4.50%		04/01/2056	271,389
2,300,000	Panama Government International Bond	3.87%		07/23/2060	1,373,763
400,000	Peruvian Government International Bond	3.30%		03/11/2041	277,366
800,000	Philippine Government International Bond	1.65%		06/10/2031	603,484
700,000	Philippine Government International Bond	3.70%		03/01/2041	536,199
1,700,000	Philippine Government International Bond	3.70%		02/02/2042	1,300,122
400,000	Philippine Government International Bond	2.95%		05/05/2045	261,245
400,000	Philippine Government International Bond	2.65%		12/10/2045	247,940
950,000	Republic of South Africa Government Bond	4.30%		10/12/2028	792,912
200,000	Saudi Government International Bond	2.25%		02/02/2033	157,458
1,100,000	Saudi Government International Bond	3.45%		02/02/2061	749,746
250,000	Temasek Financial Ltd.	1.63%		08/02/2031	197,124

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $33,925,000)					23,734,200

Non-Agency Commercial Mortgage Backed Obligations - 14.0%
2,633,000	280 Park Avenue Mortgage Trust, Series 2017-280P-F (1 Month LIBOR USD + 2.83%, 2.83% Floor)	5.53%	(b)	09/15/2034	2,417,188
15,411,655	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XA	1.08%	(b)(h)(j)	05/16/2053	807,423
10,194,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3-XD	1.29%	(b)(h)(j)	10/15/2054	853,054
1,017,000	AREIT Trust, Series 2019-CRE3-D (Secured Overnight Financing Rate 1 Month + 2.76%, 2.65% Floor)	5.69%	(b)	09/14/2036	965,605
1,308,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.87%	(b)	12/15/2036	1,187,906
9,940,361	BANK, Series 2017-BNK5-XA	1.09%	(h)(j)	06/17/2060	334,832
59,699,996	BANK, Series 2018-BN11-XA	0.61%	(h)(j)	03/17/2061	1,271,132
1,958,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	6.37%	(b)	07/15/2037	1,858,226
956,000	BBCMS Mortgage Trust, Series 2018-TALL-E (1 Month LIBOR USD + 2.44%, 2.44% Floor)	5.26%	(b)	03/16/2037	801,789
1,675,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.67%	(b)	11/15/2034	1,478,221
1,324,886	BB-UBS Trust, Series 2012-TFT-TE	3.68%	(b)(f)(h)	06/07/2030	991,476
1,216,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	4.69%	(b)	08/15/2036	1,208,508
56,288,331	Benchmark Mortgage Trust, Series 2022-B32-XA	0.56%	(b)(h)(j)	01/15/2055	1,358,620
2,866,000	BPR Trust, Series 2021-TY-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	5.17%	(b)	09/15/2038	2,687,033
1,282,650	BX Trust, Series 2017-SLCT-F (1 Month LIBOR USD + 4.38%, 4.25% Floor)	7.19%	(b)	07/17/2034	1,240,391
367,000	BX Trust, Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	5.74%	(b)	05/15/2037	343,532
1,575,000	BX Trust, Series 2019-CALM-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.82%	(b)	11/15/2032	1,482,529
2,360,189	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.72%	(b)	08/15/2036	2,222,884
467,500	BX Trust, Series 2019-XL-G (1 Month LIBOR USD + 2.30%, 2.30% Floor)	5.12%	(b)	10/15/2036	448,520
2,821,000	BX Trust, Series 2021-BXMF-G (1 Month LIBOR USD + 3.35%, 3.35% Floor)	6.17%	(b)	10/15/2038	2,514,927
2,820,000	BX Trust, Series 2021-VIEW-E (1 Month LIBOR USD + 3.60%, 3.60% Floor)	6.42%	(b)	06/16/2036	2,605,147
2,868,000	BX Trust, Series 2021-VOLT-F (1 Month LIBOR USD + 2.40%, 2.40% Floor)	5.22%	(b)	09/15/2036	2,647,059
2,696,772	BX Trust, Series 2021-XL2-E (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.66%	(b)	10/15/2038	2,529,046
1,119,631	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.67%	(b)	10/15/2035	1,098,781
8,793,324	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.12%	(h)(j)	02/11/2050	283,782
3,864,198	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.77%	(h)(j)	05/10/2058	165,158
7,501,903	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.65%	(h)(j)	06/17/2050	388,287
22,058,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.85%	(b)(h)(j)	02/17/2033	926
1,525,105	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.10%	(h)(j)	10/11/2047	22,308
6,523,295	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.99%	(h)(j)	05/10/2049	333,817
2,224,763	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.05%	(h)(j)	07/10/2049	116,181
530,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.80% Floor)	5.62%	(b)	12/15/2036	505,389
1,216,000	CLNC Ltd., Series 2019-FL1-B (Secured Overnight Financing Rate 1 Month + 2.01%, 1.90% Floor)	5.03%	(b)	08/17/2035	1,177,813
1,809,384	Commercial Mortgage Pass-Through Trust, Series 2013-CR10-XA	0.80%	(h)(j)	08/10/2046	6,465
931,743	Commercial Mortgage Pass-Through Trust, Series 2014-CR17-XA	1.11%	(h)(j)	05/10/2047	10,206
10,987,497	Commercial Mortgage Pass-Through Trust, Series 2015-CR25-XA	0.95%	(h)(j)	08/12/2048	206,832
6,673,328	Commercial Mortgage Pass-Through Trust, Series 2015-CR27-XA	1.06%	(h)(j)	10/13/2048	146,348
1,227,000	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-C	4.44%	(h)	02/12/2048	1,129,851
1,662,428	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-XA	1.13%	(h)(j)	02/12/2048	29,053
9,606,806	Commercial Mortgage Pass-Through Trust, Series 2015-LC21-XA	0.81%	(h)(j)	07/10/2048	135,716
2,731,430	Commercial Mortgage Pass-Through Trust, Series 2016-DC2-XA	1.09%	(h)(j)	02/12/2049	66,005
2,228,000	Commercial Mortgage Pass-Through Trust, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.18% Floor)	5.09%	(b)	09/15/2033	1,973,573
2,134,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	5.47%	(b)	05/15/2036	2,048,308
2,304,859	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.96%	(h)(j)	04/15/2050	31,390
42,685,423	CSAIL Commercial Mortgage Trust, Series 2018-CX12-XA	0.72%	(h)(j)	08/17/2051	1,042,037
32,930,498	CSAIL Commercial Mortgage Trust, Series 2021-C20-XA	1.17%	(h)(j)	03/17/2054	2,001,512
18,269,000	CSAIL Commercial Mortgage Trust, Series 2021-C20-XD	1.60%	(b)(h)(j)	03/17/2054	1,677,953
1,974,822	CSMC Trust, Series 2014-USA-X1	0.69%	(b)(h)(j)	09/17/2037	25,059
2,477,000	CSMC Trust, Series 2020-FACT-D (1 Month LIBOR USD + 3.71%, 3.71% Floor)	6.53%	(b)	10/15/2037	2,345,338
1,898,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.60%, 2.45% Floor)	5.42%	(b)	06/15/2033	1,695,105
1,768,000	ELP Commercial Mortgage Trust, Series 2021-ELP-C (1 Month LIBOR USD + 1.32%, 1.32% Floor)	4.14%	(b)	11/15/2038	1,674,773
2,286,925	Extended Stay America Trust, Series 2021-ESH-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	5.07%	(b)	07/15/2038	2,195,690
2,264,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.09%	(b)(h)	12/12/2036	1,995,396
699,992	FREMF Mortgage Trust, Series 2016-KF18-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	8.05%	(b)	05/25/2026	695,230
374,828	FREMF Mortgage Trust, Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.90%	(b)	12/25/2026	365,369
700,066	FREMF Mortgage Trust, Series 2017-KF30-B (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.80%	(b)	03/25/2027	696,535
1,479,905	FREMF Mortgage Trust, Series 2017-KF34-B (1 Month LIBOR USD + 2.70%, 2.55% Floor)	5.25%	(b)	08/25/2024	1,477,843
392,798	FREMF Mortgage Trust, Series 2018-KF44-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.70%	(b)	02/25/2025	390,519
774,639	FREMF Mortgage Trust, Series 2018-KF49-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.45%	(b)	06/25/2025	752,755
277,944	FREMF Mortgage Trust, Series 2019-KF61-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.75%	(b)	03/25/2029	276,646
2,487,481	FREMF Mortgage Trust, Series 2019-KF71-C (1 Month LIBOR USD + 6.00%, 6.00% Floor)	8.55%	(b)	10/25/2029	2,456,523
1,350,000	FS Rialto, Series 2022-FL4-AS (Secured Overnight Financing Rate 30 Day Average + 2.40%, 2.40% Floor)	4.68%	(b)	01/19/2039	1,311,808
2,370,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	5.22%	(b)	09/15/2037	2,301,417
1,938,935	GS Mortgage Securities Corporation Trust, Series 2013-GC10-XA	1.60%	(h)(j)	02/10/2046	2,074
442,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSD	5.07%	(b)(h)	07/12/2051	379,322
553,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSE	5.07%	(b)(h)	07/12/2051	462,752
1,509,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-E (1 Month LIBOR USD + 1.55%, 1.55% Floor)	4.37%	(b)	07/16/2035	1,309,529
850,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-E (1 Month LIBOR USD + 2.35%, 2.10% Floor)	5.17%	(b)	07/15/2031	776,654
850,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-F (1 Month LIBOR USD + 3.05%, 2.80% Floor)	5.87%	(b)	07/15/2031	752,268
850,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-G (1 Month LIBOR USD + 4.17%, 3.93% Floor)	6.99%	(b)	07/15/2031	704,650
7,281,915	GS Mortgage Securities Trust, Series 2014-GC24-XA	0.84%	(h)(j)	09/12/2047	77,809
6,974,716	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.91%	(h)(j)	11/10/2048	138,189
5,404,138	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.89%	(h)(j)	05/12/2049	258,025
2,377,000	GSCG Trust, Series 2019-600C-E	4.12%	(b)(h)	09/06/2034	2,095,494
1,376,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20-C	4.71%	(h)	07/17/2047	1,273,443
5,132,590	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.72%	(h)(j)	12/17/2049	89,669
1,957,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54%	(b)(h)	07/08/2033	1,880,162
2,555,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.82%	(b)	07/15/2036	2,358,359
766,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34%	(b)	05/05/2032	723,953
784,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.60%	(b)(h)	05/05/2032	735,627
915,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.60%	(b)(h)	05/05/2032	854,821
960,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.60%	(b)(h)	05/05/2032	893,570
1,049,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.60%	(b)(h)	05/05/2032	950,517
1,685,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97%	(b)	01/16/2037	1,435,851
1,401,333	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.91%	(h)(j)	02/15/2047	9,977
2,973,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.80%	(h)	08/16/2047	2,718,420
100,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.63%	(h)	09/15/2047	93,766
150,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.58%	(h)	11/18/2047	132,709
1,115,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.32%	(h)	05/15/2048	1,021,765
3,327,940	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.72%	(h)(j)	05/15/2048	39,899
4,186,402	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.97%	(h)(j)	08/17/2048	80,444
470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77%	(h)	12/17/2048	436,774
2,532,000	LCCM Trust, Series 2017-LC26-C	4.71%	(b)	07/12/2050	2,216,889
2,519,678	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.85%	(b)(h)(j)	03/12/2049	62,258
12,205,070	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.95%	(b)(h)(j)	03/11/2050	267,572
2,837,000	Med Trust, Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	8.07%	(b)	11/15/2038	2,626,478
1,302,525	Merchants Bank of Indiana Multifamily Housing Mortgage Loan Trust, Series 2021-Q015-B (Secured Overnight Financing Rate 30 Day Average + 2.85%)	5.15%	(b)	08/26/2024	1,301,498
2,200,000	MF1 Ltd., Series 2021-FL7-C (1 Month LIBOR USD + 2.05%, 2.05% Floor)	5.04%	(b)	10/16/2036	2,071,846
2,538,000	MFT Trust, Series 2020-ABC-D	3.59%	(b)(h)	02/12/2042	1,884,571
2,500,000	MKT Mortgage Trust, Series 2020-525M-F	3.04%	(b)(h)	02/12/2040	1,548,124
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.62%	(h)	10/15/2047	93,441
274,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.65%	(h)	12/15/2047	250,770
393,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	5.02%	(b)	11/15/2034	375,951
837,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	5.37%	(b)	07/16/2035	814,069
2,489,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	5.66%	(b)	12/15/2036	2,304,281
2,500,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.87%	(b)	10/15/2037	2,326,179
1,919,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	5.02%	(b)	06/15/2035	1,702,301
1,183,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.62%	(b)(h)	01/15/2037	1,074,297
685,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.62%	(b)(h)	01/15/2037	607,857
639,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.62%	(b)(h)	01/15/2037	562,412
1,500,000	One New York Plaza Trust, Series 2020-1NYP-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	5.02%	(b)	01/15/2026	1,414,296
2,750,000	RLGH Trust, Series 2021-TROT-D (1 Month LIBOR USD + 1.71%, 1.71% Floor)	4.53%	(b)	04/15/2036	2,578,588
2,874,000	Soho Trust, Series 2021-SOHO-B	2.79%	(b)(h)	08/12/2038	2,185,711
2,889,000	SREIT Trust, Series 2021-IND-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	5.35%	(b)	10/15/2038	2,614,758
961,000	STWD Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 2.46%, 2.35% Floor)	5.39%	(b)	07/15/2038	950,004
299,048	TTAN, Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	5.72%	(b)	03/15/2038	275,327
1,097,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.87%	(h)	02/17/2051	967,477
13,946,502	UBS Commercial Mortgage Trust, Series 2018-C8-XA	1.00%	(h)(j)	02/17/2051	458,519
1,321,442	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	5.59%	(b)	09/15/2036	1,282,721
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/18/2048	88,264
400,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.22%	(h)	05/15/2048	366,655
9,629,839	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	1.03%	(h)(j)	09/17/2058	199,084
4,977,572	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.11%	(h)(j)	11/15/2048	116,352
1,870,305	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.21%	(h)(j)	05/15/2048	37,633
6,457,194	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.77%	(h)(j)	07/17/2058	89,886
1,943,182	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.75%	(h)(j)	03/15/2059	83,239
3,636,283	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.73%	(h)(j)	11/18/2049	166,941
13,866,396	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.12%	(h)(j)	07/15/2050	489,668
2,423,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C41-C	4.64%	(h)	11/17/2050	2,058,688
2,306,942	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-XA	1.62%	(h)(j)	01/16/2060	108,812
2,267,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	5.09%	(h)	09/16/2061	1,968,443
1,136,277	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	5.32%	(b)	02/15/2040	1,054,643
1,136,277	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-E (1 Month LIBOR USD + 3.65%, 3.65% Floor)	6.47%	(b)	02/15/2040	1,053,102
2,835,471	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.17%	(h)(j)	08/16/2047	42,307

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $156,869,200)					134,937,149

Non-Agency Residential Collateralized Mortgage Obligations - 21.3%
3,119,351	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	3.26%		01/26/2037	2,029,743
1,266,124	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.50%, 0.50% Floor)	3.58%		01/26/2037	823,834
1,000,000	AMSR Trust, Series 2020-SFR4-E1	2.21%	(b)	11/19/2037	885,217
5,122,000	AMSR Trust, Series 2021-SFR3-G	3.80%	(b)	10/09/2026	4,265,353
8,710,108	APS Resecuritization Trust, Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.82%	(b)	10/27/2046	7,311,868
1,727,059	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2007-HE2-A4 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	3.31%		05/25/2037	1,243,414
1,157,269	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2-2A1	3.28%	(h)	07/25/2036	1,025,149
743,096	Bear Stearns ALT-A Trust, Series 2006-4-22A1	3.48%	(h)	08/25/2036	577,078
1,960,364	Chase Mortgage Finance Trust, Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.68%		06/25/2037	648,013
8,688,000	CHL GMSR Issuer Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	5.83%	(b)	05/25/2023	8,552,066
139,558	CHL Mortgage Pass-Through Trust, Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	5.91%		02/20/2036	116,618
262,811	CHL Mortgage Pass-Through Trust, Series 2007-14-A15	6.50%		09/25/2037	157,701
5,146,616	CHL Mortgage Pass-Through Trust, Series 2007-14-A19	6.00%		09/25/2037	2,935,785
3,208,278	CHL Mortgage Pass-Through Trust, Series 2007-9-A13	5.75%		07/25/2037	1,677,225
426,736	CHL Mortgage Pass-Through Trust, Series 2007-HY1-1A1	2.86%	(h)	04/25/2037	389,772
695,052	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	609,001
249,310	Countrywide Alternative Loan Trust, Series 2005-75CB-A3	5.50%		01/25/2036	182,204
527,253	Countrywide Alternative Loan Trust, Series 2006-23CB-2A2	6.50%		08/25/2036	201,034
3,337,462	Countrywide Alternative Loan Trust, Series 2006-6CB-2A10	6.00%		05/25/2036	1,539,617
2,222,415	Countrywide Alternative Loan Trust, Series 2006-OA6-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor)	3.50%		07/25/2046	1,896,213
308,114	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	204,604
476,996	Countrywide Alternative Loan Trust, Series 2008-1R-2A3	6.00%		08/25/2037	260,640
417,272	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-6A9	5.50%		11/25/2035	207,546
184,919	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	112,367
283,510	CSAB Mortgage Backed Trust, Series 2006-2-A5A	6.58%		09/25/2036	100,958
756,110	CSMC Trust, Series 2011-12R-3A5	3.40%	(b)(h)	07/27/2036	733,793
7,700,000	CSMC Trust, Series 2020-RPL6-A2	3.33%	(b)(h)	03/25/2059	7,291,851
1,500,000	CSMC Trust, Series 2021-NQM6-B1	3.29%	(b)(h)	07/25/2066	979,700
203,083	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A1A	6.01%	(h)	10/25/2036	173,338
116,595	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.56%	(b)(h)	07/28/2037	95,634
7,100,000	Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%)	5.58%	(b)	02/25/2050	6,432,787
6,452,000	FirstKey Homes Trust, Series 2021-SFR1-F1	3.24%	(b)	08/19/2038	5,423,401
8,000,000	FMC GMSR Issuer Trust, Series 2021-GT1-A	3.62%	(b)(h)	07/25/2026	6,359,350
500,000	GCAT Trust, Series 2019-NQM3-B1	3.95%	(b)(h)	11/25/2059	415,418
6,493,972	Home Partners of America Trust, Series 2019-2-F	3.87%	(b)	10/19/2039	5,432,473
826,040	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	3.62%		02/25/2037	739,313
1,313,859	IndyMac INDX Mortgage Loan Trust, Series 2006-AR19-2A1	3.40%	(h)	08/25/2036	1,125,894
404,381	JP Morgan Mortgage Trust, Series 2005-S3-1A2	5.75%		01/25/2036	208,877
317,316	JP Morgan Mortgage Trust, Series 2007-A2-4A1M	3.16%	(h)	04/25/2037	280,611
3,300,000	Legacy Mortgage Asset Trust, Series 2021-GS1-A2	3.84%	(b)(i)	10/25/2066	2,926,937
112,045	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	63,148
5,683,697	Lehman Mortgage Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	3.48%		06/25/2046	5,250,084
3,000,000	LoanDepot GMSR Master Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.80%, 2.80% Floor)	5.74%	(b)	10/16/2023	2,770,104
76,071	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	3.21%	(h)	04/25/2036	45,839
267,179	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A7	6.00%		03/25/2037	111,708
554,929	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	266,813
17,265,161	Merrill Lynch Mortgage Investors Trust, Series 2006-HE6-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	3.36%		11/25/2037	9,939,382
4,975,380	Morgan Stanley Mortgage Loan Trust, Series 2005-7-3A1	4.73%	(h)	11/25/2035	3,126,858
81,949	Morgan Stanley Mortgage Loan Trust, Series 2005-7-4A1	5.50%		11/25/2035	55,485
296,596	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.47%	(h)	02/25/2036	179,381
459,915	Morgan Stanley Mortgage Loan Trust, Series 2007-8XS-A1	5.75%	(h)	04/25/2037	237,348
8,278,245	Morgan Stanley Resecuritization Trust, Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.82%	(b)(f)	12/27/2046	7,588,586
1,692,446	New Century Home Equity Loan Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.36%, 0.36% Floor, 12.50% Cap)	3.44%		05/25/2036	1,657,422
3,600,000	New York Mortgage Trust, Series 2021-BPL1-A2	2.98%	(b)(i)	05/25/2026	3,377,502
10,276,531	NovaStar Mortgage Funding Trust, Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.00% Cap)	3.40%		10/25/2036	6,034,961
5,932,169	PMT Credit Risk Transfer Trust, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.86%	(b)	05/30/2023	5,713,567
462,210	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	5.81%	(b)	10/27/2022	446,013
500,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	6.08%	(b)	03/25/2026	468,028
3,100,000	Progress Residential Trust, Series 2019-SFR4-F	3.68%	(b)	10/17/2036	2,937,476
1,100,000	Progress Residential Trust, Series 2021-SFR1-G	3.86%	(b)	04/17/2038	954,500
7,500,000	Progress Residential Trust, Series 2021-SFR2-F	3.40%	(b)	04/19/2038	6,423,583
8,100,000	Progress Residential Trust, Series 2021-SFR3-F	3.44%	(b)	05/19/2038	6,957,287
3,000,000	PRPM LLC, Series 2021-2-A2	3.77%	(b)(h)	03/25/2026	2,638,978
297,618	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	238,071
1,495,750	Residential Asset Securitization Trust, Series 2005-A15-5A2	5.75%		02/25/2036	645,009
344,270	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	154,176
2,968,323	Residential Funding Mortgage Securities Trust, Series 2006-S8-A10	6.00%		09/25/2036	2,299,311
5,750,000	Residential Mortgage Loan Trust, Series 2020-1-B1	3.95%	(b)(h)	01/25/2060	4,834,249
4,805,561	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	3.23%		06/25/2037	3,454,932
4,415,341	Spruce Hill Mortgage Loan Trust, Series 2020-SH2-M1	4.33%	(b)(h)	06/30/2055	4,311,092
1,116,000	Starwood Mortgage Residential Trust, Series 2019-INV1-B1	3.66%	(b)(h)	09/25/2049	972,743
663,593	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.26%	(h)	12/25/2035	597,172
8,383,076	Structured Asset Securities Corporation, Series 2007-OSI-A4 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	3.28%		06/25/2037	5,692,486
5,716,980	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.27%	(b)	03/25/2037	4,712,894
13,317,058	TBW Mortgage Backed Pass Through Trust, Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	3.48%		07/25/2036	571,078
13,317,145	TBW Mortgage Backed Pass Through Trust, Series 2006-3-4A3 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.02%	(j)(l)(l)	07/25/2036	810,572
6,600,000	Toorak Mortgage Corporation Ltd., Series 2021-1-A2	3.10%	(b)(i)	06/25/2024	6,119,369
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-F	3.75%	(b)	03/17/2039	4,530,820
1,708,951	Velocity Commercial Capital Loan Trust, Series 2018-2-M2	4.51%	(b)(h)	10/25/2048	1,591,630
434,357	Velocity Commercial Capital Loan Trust, Series 2018-2-M3	4.72%	(b)(h)	10/25/2048	398,605
1,277,750	Velocity Commercial Capital Loan Trust, Series 2019-1-M5	5.70%	(b)(h)	03/25/2049	1,144,053
1,921,063	Velocity Commercial Capital Loan Trust, Series 2019-2-M4	3.99%	(b)(h)	07/25/2049	1,676,348
3,100,000	Verus Securitization Trust, Series 2019-INV3-B1	3.73%	(b)(h)	11/25/2059	2,905,835
46,129	Verus Securitization Trust, Series 2020-NPL1-A1	3.60%	(b)(i)	08/25/2050	46,015
2,600,000	Verus Securitization Trust, Series 2021-3-B1	3.20%	(b)(h)	06/25/2066	1,753,320
5,000,000	Verus Securitization Trust, Series 2021-7-B1	4.14%	(b)(h)	10/25/2066	3,416,588
3,000,000	Verus Securitization Trust, Series 2021-R2-B1	3.25%	(b)(h)	02/25/2064	2,811,763
574,004	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-2-4CB	6.00%		02/25/2036	529,596
799,333	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY6-2A2	3.13%	(h)	06/25/2037	719,887
280,800	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	244,024
4,534,286	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2007-2-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.38%		04/25/2037	3,303,558

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $244,146,324)					204,301,646

US Corporate Bonds - 5.0%
425,000	Academy Ltd.	6.00%	(b)	11/15/2027	386,304
175,000	Acrisure LLC	6.00%	(b)	08/01/2029	135,139
475,000	Acuris Finance, Inc.	5.00%	(b)	05/01/2028	398,599
500,000	AdaptHealth LLC	5.13%	(b)	03/01/2030	413,050
215,000	Aethon United Finance Corporation	8.25%	(b)	02/15/2026	208,034
55,000	Air Methods Corporation	8.00%	(b)	05/15/2025	27,707
185,000	Alliant Holdings Intermediate LLC	6.75%	(b)	10/15/2027	159,831
205,000	Allied Universal Holdco LLC	6.63%	(b)	07/15/2026	183,079
200,000	Allied Universal Holdco LLC	6.00%	(b)	06/01/2029	129,496
70,000	AMC Entertainment Holdings, Inc.	7.50%	(b)	02/15/2029	54,195
355,000	American Airlines, Inc.	5.75%	(b)	04/20/2029	310,368
2,436,560	American Airlines, Inc.	5.25%		07/15/2025	2,284,309
190,000	American Axle & Manufacturing, Inc.	5.00%		10/01/2029	144,159
185,000	AmWINS Group, Inc.	4.88%	(b)	06/30/2029	153,976
239,000	Antero Midstream Partners LP	5.75%	(b)	03/01/2027	221,534
230,000	Antero Resources Corporation	5.38%	(b)	03/01/2030	207,298
350,000	APi Group DE, Inc.,	4.75%	(b)(k)	10/15/2029	290,443
385,000	Arches Buyer, Inc.	4.25%	(b)	06/01/2028	301,141
290,000	Arconic Corporation	6.13%	(b)	02/15/2028	256,814
200,000	Ashton Woods Finance Company	4.63%	(b)	04/01/2030	143,629
300,000	ASP Unifrax Holdings, Inc.	5.25%	(b)	09/30/2028	231,074
25,000	ASP Unifrax Holdings, Inc.	7.50%	(b)	09/30/2029	16,549
40,000	AssuredPartners, Inc.	5.63%	(b)	01/15/2029	31,140
115,000	Avaya, Inc.	6.13%	(b)	09/15/2028	57,453
100,000	Bausch Health Companies, Inc.	6.13%	(b)	02/01/2027	69,480
300,000	Bausch Health Companies, Inc.	4.88%	(b)	06/01/2028	193,914
78,467	Bausch Health Companies, Inc.	11.00%		09/30/2028	63,558
15,624	Bausch Health Companies, Inc.	14.00%		10/15/2030	8,593
250,000	BCPE Empire Holdings, Inc.	7.63%	(b)	05/01/2027	217,088
150,000	Blue Racer Midstream LLC	7.63%	(b)	12/15/2025	144,228
25,000	Boxer Parent Company, Inc.	7.13%	(b)	10/02/2025	24,530
195,000	Builders FirstSource, Inc.	4.25%	(b)	02/01/2032	150,013
225,000	Caesars Entertainment, Inc.	4.63%	(b)	10/15/2029	172,471
250,000	Callon Petroleum Company	7.50%	(b)	06/15/2030	219,362
210,000	Calpine Corporation	4.50%	(b)	02/15/2028	185,468
210,000	Calpine Corporation	4.63%	(b)	02/01/2029	171,529
340,000	Carnival Corporation	5.75%	(b)	03/01/2027	238,943
105,000	Carvana Corporation	5.63%	(b)	10/01/2025	74,025
385,000	Castle US Holding Corporation	9.50%	(b)	02/15/2028	285,759
115,000	Catalent Pharma Solutions, Inc.	3.50%	(b)	04/01/2030	90,596
355,000	CCO Holdings LLC	4.75%	(b)	03/01/2030	288,867
295,000	CCO Holdings LLC	4.50%	(b)	08/15/2030	234,025
200,000	CCO Holdings LLC	4.75%	(b)	02/01/2032	156,085
180,000	CCO Holdings LLC	4.25%	(b)	01/15/2034	129,262
420,000	Cedar Fair LP	5.25%		07/15/2029	361,192
270,000	Chesapeake Energy Corporation	5.88%	(b)	02/01/2029	250,761
303,000	Clarios Global LP	6.25%	(b)	05/15/2026	289,771
205,000	Clarivate Science Holdings Corporation	4.88%	(b)	07/01/2029	160,845
110,000	Clean Harbors, Inc.	5.13%	(b)	07/15/2029	101,501
55,000	Clear Channel Outdoor Holdings, Inc.	7.75%	(b)	04/15/2028	41,619
210,000	Clear Channel Outdoor Holdings, Inc.	7.50%	(b)	06/01/2029	152,583
305,000	Clearway Energy Operating LLC	4.75%	(b)	03/15/2028	272,034
380,000	CNX Midstream Partners LP	4.75%	(b)	04/15/2030	298,885
185,000	CNX Resources Corporation	6.00%	(b)	01/15/2029	169,233
75,000	CNX Resources Corporation	7.38%	(b)	01/15/2031	73,519
150,000	CommScope Technologies LLC	5.00%	(b)	03/15/2027	113,450
225,000	CommScope, Inc.	4.75%	(b)	09/01/2029	183,949
290,000	Community Health Systems, Inc.	6.00%	(b)	01/15/2029	213,802
145,000	Community Health Systems, Inc.	6.88%	(b)	04/15/2029	70,360
200,000	Community Health Systems, Inc.	4.75%	(b)	02/15/2031	134,769
380,000	Consolidated Communications, Inc.	5.00%	(b)	10/01/2028	264,998
225,000	Cornerstone Building Brands, Inc.	6.13%	(b)	01/15/2029	125,987
170,000	Coty, Inc.	6.50%	(b)	04/15/2026	156,853
285,000	Coty, Inc.	5.00%	(b)	04/15/2026	259,823
470,000	CQP Holdco LP	5.50%	(b)	06/15/2031	398,489
445,000	CSC Holdings LLC	5.75%	(b)	01/15/2030	317,107
220,000	CSI Compressco LP	7.50%	(b)	04/01/2025	192,182
190,000	CVR Nitrogen Finance Corporation	6.13%	(b)	06/15/2028	165,709
100,000	Dana, Inc.	5.38%		11/15/2027	84,962
65,000	Dana, Inc.	4.25%		09/01/2030	47,710
290,000	Dealer Tire LLC	8.00%	(b)	02/01/2028	256,065
210,000	Diamond Sports Group LLC	5.38%	(b)	08/15/2026	42,063
245,000	DirectTV Financing LLC	5.88%	(b)	08/15/2027	211,772
300,000	DISH DBS Corporation	5.88%		11/15/2024	268,174
195,000	DISH DBS Corporation	5.75%	(b)	12/01/2028	147,735
110,000	DISH DBS Corporation	5.13%		06/01/2029	64,801
510,000	Dun & Bradstreet Corporation	5.00%	(b)	12/15/2029	421,806
170,000	EES Finance Corporation	8.13%		05/01/2025	172,307
170,000	Embarq Corporation	8.00%		06/01/2036	85,381
135,000	Emergent BioSolutions, Inc.	3.88%	(b)	08/15/2028	90,024
140,000	Encompass Health Corporation	4.50%		02/01/2028	120,201
45,000	Encompass Health Corporation	4.75%		02/01/2030	37,092
145,000	Encompass Health Corporation	4.63%		04/01/2031	114,877
120,000	Endo Luxembourg Finance Company SARL	6.13%	(b)	04/01/2029	94,914
160,000	Energizer Holdings, Inc.	6.50%	(b)	12/31/2027	142,349
155,000	EQM Midstream Partners LP	4.75%	(b)	01/15/2031	123,395
385,000	EverArc Escrow SARL	5.00%	(b)(k)	10/30/2029	311,580
300,000	Ferrellgas LP	5.38%	(b)	04/01/2026	264,346
285,000	Fertitta Entertainment LLC	6.75%	(b)	01/15/2030	217,136
630,000	Ford Motor Company	3.25%		02/12/2032	454,895
200,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	181,341
200,000	Ford Motor Credit Company LLC	4.95%		05/28/2027	178,986
260,000	Ford Motor Credit Company LLC	3.63%		06/17/2031	193,539
255,000	Fortress Transportation and Infrastructure Investors LLC	5.50%	(b)	05/01/2028	204,361
85,000	Frontier Communications Holdings LLC	5.88%	(b)	10/15/2027	76,373
165,000	Frontier Communications Holdings LLC	5.00%	(b)	05/01/2028	141,879
105,000	Frontier Communications Holdings LLC	6.75%	(b)	05/01/2029	86,866
23,218	Frontier Communications Holdings LLC	5.88%		11/01/2029	18,482
395,000	Full House Resorts, Inc.	8.25%	(b)	02/15/2028	356,069
200,000	Gap, Inc.	3.88%	(b)	10/01/2031	127,592
250,000	GCI LLC	4.75%	(b)	10/15/2028	208,067
265,000	Glatfelter Corporation	4.75%	(b)	11/15/2029	152,900
320,000	Global Access, Inc.	5.00%	(b)	07/15/2029	262,980
361,640	Global Aircraft Leasing Company (7.25% PIK)	6.50%	(b)	09/15/2024	272,742
280,000	Goodyear Tire & Rubber Company	5.25%		07/15/2031	224,343
125,000	GrafTech Finance, Inc.	4.63%	(b)	12/15/2028	93,727
305,000	Griffon Corporation	5.75%		03/01/2028	262,704
5,205	Gulfport Energy Corporation	8.00%		05/17/2026	5,187
182,043	Gulfport Energy Corporation	8.00%	(b)	05/17/2026	181,399
315,000	Helios Software Holdings, Inc.	4.63%	(b)	05/01/2028	236,565
170,000	Hertz Corporation	5.00%	(b)	12/01/2029	126,689
365,000	Hess Midstream Operations LP	4.25%	(b)	02/15/2030	295,517
450,000	Hess Midstream Operations LP	5.50%	(b)	10/15/2030	386,890
360,000	H-Food Holdings LLC	8.50%	(b)	06/01/2026	229,227
220,000	Hightower Holding LLC	6.75%	(b)	04/15/2029	179,902
470,000	Hilcorp Energy LP	6.25%	(b)	11/01/2028	434,665
300,000	Icahn Enterprises LP	5.25%		05/15/2027	263,326
55,000	iHeartCommunications, Inc.	8.38%		05/01/2027	46,372
305,000	II-VI, Inc.	5.00%	(b)	12/15/2029	253,034
325,000	Illuminate Buyer LLC	9.00%	(b)	07/01/2028	270,379
335,000	Installed Building Products, Inc.	5.75%	(b)	02/01/2028	301,867
145,000	Iron Mountain, Inc.	4.88%	(b)	09/15/2029	119,329
350,000	Iron Mountain, Inc.	4.50%	(b)	02/15/2031	271,219
400,000	JELD-WEN, Inc.	4.63%	(b)	12/15/2025	324,750
165,000	LD Holdings Group LLC	6.13%	(b)	04/01/2028	86,052
200,000	Leeward Renewable Energy Operations LLC	4.25%	(b)	07/01/2029	161,440
240,000	Legacy LifePoint Health LLC	4.38%	(b)	02/15/2027	198,632
220,000	Legends Hospitality Holding Company LLC	5.00%	(b)	02/01/2026	189,530
115,000	Level 3 Financing, Inc.	3.75%	(b)	07/15/2029	84,503
320,000	LFS Topco LLC	5.88%	(b)	10/15/2026	255,012
195,000	LifePoint Health, Inc.	5.38%	(b)	01/15/2029	136,333
179,955	Ligado Networks LLC (15.50% PIK)	15.50%	(b)	11/01/2023	83,679
550,000	Lions Gate Capital Holdings LLC	5.50%	(b)	04/15/2029	410,828
270,000	LSF9 Atlantis Holdings LLC	7.75%	(b)	02/15/2026	241,317
310,000	Lumen Technologies, Inc.	5.13%	(b)	12/15/2026	267,194
280,000	Lumen Technologies, Inc.	4.00%	(b)	02/15/2027	235,753
285,000	M/I Homes, Inc.	4.95%		02/01/2028	237,975
160,000	Madison IAQ LLC	4.13%	(b)	06/30/2028	128,749
160,000	Madison IAQ LLC	5.88%	(b)	06/30/2029	111,725
200,000	McGraw-Hill Education, Inc.	5.75%	(b)	08/01/2028	167,427
305,000	Medline Borrower LP	5.25%	(b)	10/01/2029	230,864
200,000	Metis Merger Sub LLC	6.50%	(b)	05/15/2029	156,283
250,000	Michaels Companies, Inc.	5.25%	(b)	05/01/2028	176,029
200,000	Michaels Companies, Inc.	7.88%	(b)	05/01/2029	115,771
335,000	Midwest Gaming Borrower LLC	4.88%	(b)	05/01/2029	276,476
315,000	Minerva Merger Sub, Inc.	6.50%	(b)	02/15/2030	249,622
295,000	ModivCare Escrow Issuer, Inc.	5.00%	(b)(k)	10/01/2029	240,270
175,000	ModivCare, Inc.	5.88%	(b)	11/15/2025	161,724
170,000	Moss Creek Resources Holdings, Inc.	7.50%	(b)	01/15/2026	148,549
225,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	199,609
120,000	Nabors Industries Ltd.	7.25%	(b)	01/15/2026	104,646
125,000	Nabors Industries Ltd.	7.38%	(b)	05/15/2027	115,625
305,000	Nationstar Mortgage Holdings, Inc.	5.75%	(b)	11/15/2031	224,234
225,000	Navient Corporation	5.00%		03/15/2027	184,335
255,000	NCL Corporation Ltd.	5.88%	(b)	03/15/2026	194,387
185,000	NCL Corporation Ltd.	5.88%	(b)	02/15/2027	154,399
85,000	News Corporation	5.13%	(b)	02/15/2032	74,758
170,000	NFP Corporation	6.88%	(b)	08/15/2028	132,881
200,000	NFP Corporation	4.88%	(b)	08/15/2028	170,928
290,000	NGL Energy Operating LLC	7.50%	(b)	02/01/2026	258,406
115,000	NGL Energy Partners LP	7.50%		04/15/2026	87,925
685,000	NRG Energy, Inc.	3.63%	(b)	02/15/2031	535,773
265,000	Oasis Petroleum, Inc.	6.38%	(b)	06/01/2026	253,043
200,000	Occidental Petroleum Corporation	6.63%		09/01/2030	203,479
290,000	Occidental Petroleum Corporation	6.13%		01/01/2031	286,355
155,000	Occidental Petroleum Corporation	6.45%		09/15/2036	155,381
155,000	Occidental Petroleum Corporation	6.60%		03/15/2046	160,007
420,000	Olympus Water US Holding Corporation	4.25%	(b)	10/01/2028	323,528
200,000	Olympus Water US Holding Corporation	6.25%	(b)	10/01/2029	137,394
60,000	OneMain Finance Corporation	7.13%		03/15/2026	54,177
220,000	OneMain Finance Corporation	6.63%		01/15/2028	189,269
400,000	Organon & Company	5.13%	(b)	04/30/2031	328,332
305,000	Owens & Minor, Inc.	6.63%	(b)	04/01/2030	269,163
265,000	Par Petroleum LLC	7.75%	(b)	12/15/2025	252,944
200,000	Park Intermediate Holdings LLC	4.88%	(b)	05/15/2029	162,312
75,000	PBF Holding Company LLC	6.00%		02/15/2028	65,123
140,000	PECF USS Intermediate Holding Corporation	8.00%	(b)	11/15/2029	102,658
300,000	Penn National Gaming, Inc.	5.63%	(b)	01/15/2027	265,840
145,000	Penn National Gaming, Inc.	4.13%	(b)	07/01/2029	111,180
245,000	PennyMac Financial Services, Inc.	4.25%	(b)	02/15/2029	175,050
225,000	Performance Food Group, Inc.	5.50%	(b)	10/15/2027	205,020
180,000	Performance Food Group, Inc.	4.25%	(b)	08/01/2029	150,223
500,000	PetSmart, Inc.	7.75%	(b)	02/15/2029	447,770
148,000	PIC AU Holdings LLC	10.00%	(b)	12/31/2024	153,180
315,000	Pike Corporation	5.50%	(b)	09/01/2028	255,553
105,000	Post Holdings, Inc.	5.50%	(b)	12/15/2029	90,932
72,000	Post Holdings, Inc.	4.63%	(b)	04/15/2030	59,292
200,000	Premier Entertainment Sub LLC	5.63%	(b)	09/01/2029	138,724
195,000	Prime Security Services Borrower LLC	6.25%	(b)	01/15/2028	166,723
350,000	Radiate Holdco LLC	4.50%	(b)	09/15/2026	287,534
75,000	Radiate Holdco LLC	6.50%	(b)	09/15/2028	52,469
200,000	Radiology Partners, Inc.	9.25%	(b)	02/01/2028	130,785
105,000	Real Hero Merger Sub 2, Inc.	6.25%	(b)	02/01/2029	75,962
315,000	Realogy Group LLC	5.25%	(b)	04/15/2030	214,450
215,000	Rent-A-Center, Inc.	6.38%	(b)	02/15/2029	168,145
100,000	Roller Bearing Company of America, Inc.	4.38%	(b)	10/15/2029	84,474
130,000	RP Escrow Issuer LLC	5.25%	(b)(k)	12/15/2025	107,606
165,000	Schweitzer-Mauduit International, Inc.	6.88%	(b)	10/01/2026	145,802
250,000	Scientific Games Holdings LP	6.63%	(b)	03/01/2030	200,804
375,000	Scripps Escrow, Inc.	5.88%	(b)(k)	07/15/2027	326,968
410,000	SEG Holding LLC	5.63%	(b)	10/15/2028	378,314
275,000	Select Medical Corporation	6.25%	(b)	08/15/2026	259,091
260,000	Southwestern Energy Company	5.38%		02/01/2029	236,317
215,000	Southwestern Energy Company	4.75%		02/01/2032	180,665
285,000	Spectrum Brands, Inc.	5.00%	(b)	10/01/2029	227,367
225,000	SRS Distribution, Inc.	4.63%	(b)	07/01/2028	193,543
200,000	SRS Distribution, Inc.	6.13%	(b)	07/01/2029	161,017
190,000	Staples, Inc.	7.50%	(b)	04/15/2026	159,800
85,000	Staples, Inc.	10.75%	(b)	04/15/2027	63,116
145,000	Station Casinos LLC	4.63%	(b)	12/01/2031	109,730
420,000	Suburban Propane Partners LP	5.00%	(b)	06/01/2031	345,251
240,000	SunCoke Energy, Inc.	4.88%	(b)	06/30/2029	185,593
230,000	Sunoco LP	6.00%		04/15/2027	219,653
100,000	Sunoco LP	4.50%		05/15/2029	83,134
90,000	SWF Escrow Issuer Corporation	6.50%	(b)(k)	10/01/2029	53,502
435,000	Tenet Healthcare Corporation	6.25%	(b)	02/01/2027	406,936
215,000	Tenet Healthcare Corporation	6.13%	(b)	10/01/2028	188,706
250,000	Tenet Healthcare Corporation	6.13%	(b)	06/15/2030	229,656
190,000	Tenneco, Inc.	5.13%	(b)	04/15/2029	188,487
115,000	TMS International Corporation	6.25%	(b)	04/15/2029	81,857
275,000	Townsquare Media, Inc.	6.88%	(b)	02/01/2026	251,693
70,000	TransDigm, Inc.	8.00%	(b)	12/15/2025	71,102
285,000	TransDigm, Inc.	5.50%		11/15/2027	248,510
196,875	Transocean Poseidon Ltd.	6.88%	(b)	02/01/2027	180,522
305,000	Trident TPI Holdings, Inc.	6.63%	(b)	11/01/2025	263,905
180,000	Triton Water Holdings, Inc.	6.25%	(b)	04/01/2029	137,939
185,000	Uber Technologies, Inc.	4.50%	(b)	08/15/2029	155,863
225,000	United Airlines, Inc.	4.63%	(b)	04/15/2029	186,743
390,000	United Natural Foods, Inc.	6.75%	(b)	10/15/2028	357,503
205,000	Uniti Group LP	6.50%	(b)	02/15/2029	137,828
230,000	Univision Communications, Inc.	4.50%	(b)	05/01/2029	188,079
320,000	USA Compression Partners LP	6.88%		09/01/2027	291,344
220,000	Victoria’s Secret Company	4.63%	(b)	07/15/2029	166,569
85,000	Viking Cruises Ltd.	13.00%	(b)	05/15/2025	88,174
605,000	Viking Cruises Ltd.	5.88%	(b)	09/15/2027	462,592
145,000	Viper Energy Partners LP	5.38%	(b)	11/01/2027	133,889
105,000	Virtusa Corporation	7.13%	(b)	12/15/2028	78,398
385,000	WASH Multifamily Acquisition, Inc.	5.75%	(b)	04/15/2026	355,399
135,000	Waste Pro, Inc.	5.50%	(b)	02/15/2026	118,753
120,000	Weatherford International Ltd.	6.50%	(b)	09/15/2028	108,168
160,000	Weatherford International Ltd.	8.63%	(b)	04/30/2030	139,704
290,000	Western Midstream Operating LP	4.30%		02/01/2030	248,675
70,000	Wheel Pros, Inc.	6.50%	(b)	05/15/2029	32,161
190,000	WR Grace Holdings LLC	5.63%	(b)	08/15/2029	142,975
380,000	XHR LP	4.88%	(b)	06/01/2029	314,078

Total US Corporate Bonds (Cost $58,749,911)					48,334,986

US Government and Agency Mortgage Backed Obligations - 8.3%
3,906,861	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.45%	(h)(j)	03/25/2023	7,593
10,619,521	Federal Home Loan Mortgage Corporation Pass-Thru, Series KF89-AS (Secured Overnight Financing Rate 30 Day Average + 0.37%)	2.65%		09/25/2030	10,492,651
805,059	Federal Home Loan Mortgage Corporation REMICS, Series 3926-HS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.63%	(j)(l)	09/15/2041	79,543
250,167	Federal Home Loan Mortgage Corporation REMICS, Series 4471-GA	3.00%		02/15/2044	233,708
1,372,784	Federal Home Loan Mortgage Corporation REMICS, Series 4795-FB (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	3.12%		06/15/2048	1,341,974
14,714,401	Federal Home Loan Mortgage Corporation REMICS, Series 4851-PF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	3.22%		08/15/2057	14,435,751
2,298,725	Federal Home Loan Mortgage Corporation REMICS, Series 4942-FB (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	3.32%		04/15/2040	2,280,275
13,555,845	Federal Home Loan Mortgage Corporation REMICS, Series 4944-F (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	3.53%		01/25/2050	13,446,792
1,693,206	Federal Home Loan Mortgage Corporation REMICS, Series 4981-GF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	3.48%		06/25/2050	1,655,698
7,374,172	Federal National Mortgage Association REMICS, Series 2013-12-FT (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	3.43%		02/25/2043	7,248,281
9,335,401	Federal National Mortgage Association REMICS, Series 2017-11-SK (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	2.97%	(j)(l)	03/25/2047	1,022,456
5,024,760	Federal National Mortgage Association REMICS, Series 2018-86-MF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	3.38%		12/25/2048	4,957,804
9,009,502	Federal National Mortgage Association REMICS, Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.07%	(j)(l)	08/25/2050	1,045,537
10,013,338	Federal National Mortgage Association REMICS, Series 2021-32-AI	3.00%	(j)	05/25/2046	1,329,438
5,840,262	Federal National Mortgage Association REMICS, Series 2022-43-FA (Secured Overnight Financing Rate 30 Day Average + 0.55%, 0.55% Floor, 6.00% Cap)	2.83%		07/25/2052	5,791,308
21,963,997	Federal National Mortgage Association, Series 2019-M7-X	0.44%	(h)(j)	05/25/2029	326,800
22,101,527	Federal National Mortgage Association, Series 2021-M8-X	0.43%	(h)(j)	11/25/2035	500,297
27,297,384	Government National Mortgage Association, Series 2013-155-IB	0.16%	(h)(j)	09/16/2053	148,836
8,272,392	Government National Mortgage Association, Series 2019-128-KS (-1 x 1 Month LIBOR USD + 2.85%, 2.85% Cap)	0.48%	(j)(l)	10/20/2049	100,755
7,577,794	Government National Mortgage Association, Series 2020-104-SB (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.14%	(j)(l)	07/20/2050	958,826
22,136,423	Government National Mortgage Association, Series 2020-115-SA (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)	1.19%	(j)(l)	08/20/2050	817,206
16,181,918	Government National Mortgage Association, Series 2020-115-YS (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)	1.19%	(j)(l)	08/20/2050	582,719
35,017,679	Government National Mortgage Association, Series 2020-129-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	0.74%	(j)(l)	09/20/2050	668,526
39,494,021	Government National Mortgage Association, Series 2020-146-IJ	2.50%	(j)	10/20/2050	5,105,803
16,096,691	Government National Mortgage Association, Series 2020-189-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(j)(l)	12/20/2050	1,804,986
13,547,760	Government National Mortgage Association, Series 2021-193-DS (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.32%	(j)(l)	11/20/2051	108,427
9,091,831	Government National Mortgage Association, Series 2021-1-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(j)(l)	01/20/2051	1,019,693
29,759,456	Government National Mortgage Association, Series 2021-35-IO	0.99%	(h)(j)	12/16/2062	2,243,027

Total US Government and Agency Mortgage Backed Obligations (Cost $98,035,497)					79,754,710

Common Stocks - 0.0%(n)
2,146	CWT Travel Holdings, Inc. (f)(k)				21,460
15,858	Foresight Equity (f)(k)				293,529
4,322	Frontera Energy Corporation (k)				31,551
138	Frontera Holdings LLC (f)(k)				3
3,553	Intelsat Emergence S.A. (f)(k)				99,484
9,088	McDermott International Ltd. (k)				4,544

Total Common Stocks (Cost $977,302)					450,571

Escrow Notes - 0.0%(n)
380,000	GCB Intelsat Jackson (f)(k)				–
400,000	Gulfport Energy Corporation (k)				1,250

Total Escrow Notes (Cost $-)					1,250

Rights - 0.0%(n)
372	Intelsat Jackson Holdings Ltd. (f)(k)				2,232
372	Intelsat Jackson Holdings Ltd. (f)(k)				2,046

Total Rights (Cost $-)					4,278

Warrants - 0.0%(n)
3,500	Avation PLC, Expiration 10/21/2026, Strike Price GBP 0.54 (k)				879
29,269	OAS S.A., Expiration 05/16/2039, Strike Price BRL 1.00 (f)(k)				-

Total Warrants (Cost $-)					879

Short Term Investments - 4.5%
312,708	First American Government Obligations Fund - Class U	2.79%	(e)		312,708
312,708	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(e)		312,708
312,708	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(e)		312,708
16,400,000	United States Treasury Bills	0.00%		04/20/2023	16,076,194
26,700,000	United States Treasury Bills	0.00%		07/13/2023	25,922,614

Total Short Term Investments (Cost $43,044,376)					42,936,932

Total Investments - 98.2% (Cost $1,109,416,068)					944,500,384
Other Assets in Excess of Liabilities - 1.8%					17,138,428

NET ASSETS - 100.0%					$961,638,812

SECURITY TYPE BREAKDOWN as a % of Net Assets:

Collateralized Loan Obligations	21.4%
Non-Agency Residential Collateralized Mortgage Obligations	21.3%
Non-Agency Commercial Mortgage Backed Obligations	14.0%
Bank Loans	9.0%
US Government and Agency Mortgage Backed Obligations	8.3%
Foreign Corporate Bonds	6.2%
Asset Backed Obligations	6.0%
US Corporate Bonds	5.0%
Short Term Investments	4.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.5%
Common Stocks	0.0	% (n)
Rights	0.0	% (n)
Escrow Notes	0.0	% (n)
Warrants	0.0	% (n)
Other Assets and Liabilities	1.8%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

Collateralized Loan Obligations	21.4%
Non-Agency Residential Collateralized Mortgage Obligations	21.3%
Non-Agency Commercial Mortgage Backed Obligations	14.0%
US Government and Agency Mortgage Backed Obligations	8.3%
Asset Backed Obligations	6.0%
Short Term Investments	4.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.5%
Energy	2.2%
Utilities	1.8%
Healthcare	1.4%
Electronics/Electric	1.3%
Business Equipment and Services	1.2%
Media	1.1%
Chemicals/Plastics	0.8%
Retailers (other than Food/Drug)	0.8%
Telecommunications	0.8%
Transportation	0.7%
Aerospace & Defense	0.7%
Banking	0.6%
Mining	0.6%
Industrial Equipment	0.6%
Hotels/Motels/Inns and Casinos	0.6%
Finance	0.5%
Building and Development (including Steel/Metals)	0.5%
Insurance	0.5%
Automotive	0.4%
Technology	0.4%
Leisure	0.3%
Commercial Services	0.3%
Containers and Glass Products	0.3%
Pharmaceuticals	0.3%
Food Products	0.2%
Food Service	0.2%
Financial Intermediaries	0.2%
Cosmetics/Toiletries	0.2%
Construction	0.2%
Chemical Products	0.1%
Environmental Control	0.1%
Real Estate	0.1%
Beverage and Tobacco	0.1%
Food/Drug Retailers	0.1%
Diversified Manufacturing	0.0	% (n)
Consumer Products	0.0	% (n)
Pulp & Paper	0.0	% (n)
Trading Companies & Distributors	0.0	% (n)
Other Assets and Liabilities	1.8%

	100.0%

(a)	Perpetual maturity. The date disclosed is the next call date of the security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Principal only security

(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)	Seven-day yield as of period end

(f)	Value determined using significant unobservable inputs.

(g)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(h)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(i)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(j)	Interest only security

(k)	Non-income producing security

(l)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(m)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(n)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

GBP	British Pound

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	December 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	December 1, 2022

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial and Accounting Officer

Date	December 1, 2022